UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08895

Voya Funds Trust

(Exact name of registrant as specified in charter)

7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)

The Corporation Trust Company, 1209 Orange Street, Wilmington, DE 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end: March 31

Date of reporting period: April 1, 2018 to September 30, 2018

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Semi-Annual Report
September 30, 2018
Classes A, C, I, O, P, P3, R, R6 and W
Fixed-Income Funds
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Voya GNMA Income Fund

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Voya High Yield Bond Fund

■
Voya Intermediate Bond Fund

■
Voya Short Term Bond Fund

■
Voya Strategic Income Opportunities Fund

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This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

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PROXY VOTING INFORMATION
A description of the policies and procedures that the Funds use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Funds’ website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds’ website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS
The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This report contains a summary portfolio of investments for the Funds. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q, as well as a complete portfolio of investments, are available without charge upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT’S LETTER

The Path Forward: Keeping an Eye on the Central Banks
Dear Shareholder,
Ten years removed from 2008, it is easy to forget how much of our current investment landscape has been shaped by central banks’ unprecedented response to the global financial crisis. Investors continue to face persistently low yields for traditional fixed income investments and an equity market rally driven by momentum and disconnected from underlying fundamentals. In addition, as we recently witnessed, we believe the added element of uncertainty as policymakers begin to unwind their response has the potential to create volatility.
For almost nine straight months this year, stocks continued to post gains even as bond yields rose in reaction to the Federal Reserve’s slow but steady pace of interest rate hikes. Then, in mid-September, the pattern suddenly changed. Investors became skittish about the implications of higher rates to come, and abruptly began to sell stocks. Why the sudden attitude shift?
Many economists say higher rates generally reflect long-term economic optimism. Strong economic growth, which we believe is the underlying reason why rates are rising, tends to benefit corporate earnings more than higher interest rates may reduce them. Therefore, it is our opinion that periods of rising interest rates generally ought to be supportive of stocks.
On the other hand, rising rates have the ability to disrupt markets: they can affect financial assets by lifting the implicit discount rate of a company’s earnings stream and putting downward pressure on earnings multiples. They can cause bond prices to fall and reign in liquidity. It is important to note, however, that interest rates are comprised of inflation expectations, growth expectations and a term premium. Inflation is not presently a threat, in our opinion.
In our view, stocks have begun reacting differently to bond yields because important risk-return factors may have changed. U.S. bond yields, adjusted for inflation, have been quite stable for more than five years but have become more volatile. Recently, as the yield on the ten-year U.S. Treasury note approached 3.25%, it began to change the relationship between the returns needed to make bonds attractive and the returns needed to make stocks attractive. Though we believe underlying economic strength is supportive, leading to greater optimism about productivity, there are also concerns about the unusual lack of accompanying inflation pressures and a rising Federal budget deficit, which higher interest rates will make more costly to service.
In our view, investors should not take this to mean that the underlying economic conditions have changed, though expectations of future values may be calibrated differently going forward. In our opinion, this is not a reason to shift one’s long-term investment strategy. Commensurate with economic growth are rising interest rates, which are likely to create market volatility, but in light of economic progress, this seems like a good problem to have. In our view, the best response remains to have a plan, diversify and carefully discuss any contemplated portfolio changes with your financial advisor.
Voya seeks to remain a reliable partner committed to reliable investing, helping you and your financial advisor achieve your goals. We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.
Sincerely,
Dina Santoro
President
Voya Family of Funds
October 17, 2018
The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice.
For more complete information, or to obtain a prospectus for any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. A prospectus should be read carefully before investing. Consider a fund’s investment objectives, risks, charges and expenses carefully before investing. A prospectus contains this information and other information about a fund. Check with your financial advisor to determine which Voya mutual funds are available for sale within their firm. Not all funds are available for sale at all firms.

Market Perspective: Six Months Ended September 30, 2018

Our new fiscal year commenced with global equities, in the form of the MSCI World IndexSM (the “Index”) measured in local currencies, including net reinvested dividends, having suffered its first monthly loss in February after 15 consecutive monthly gains and an all-time high on January 26. Another loss followed in March and by the end of the first quarter of 2018, the Index was down 2.21% in 2018. But for the six-months through September, the Index returned 9.05%, as markets, led by the U.S., seemed to become increasingly immune, with the occasional relapse, to the worries that had set them back. (The Index returned 6.80% for the six-months ended September 30, 2018, measured in U.S. dollars.)
It had been the prospect of an imminent rise in U.S. interest rates that had roiled markets in February. Then, in March, investors found something else to worry about. At the beginning of the month, the White House announced tariffs of 25% on imported steel and 10% on aluminum, which would take effect at the beginning of June.
It was not that worries about a trade war and rising U.S. interest rates then disappeared. On April 4, the White House announced a list of proposed tariffs on $50 billion worth of Chinese imports. The Chinese immediately retaliated with reciprocal tariffs on $50 billion of U.S. imports. To be sure, such developments knocked markets back throughout the period; the President’s stated intention in June to levy a 20% tariff on European car imports and later that month rumors that he wanted to withdraw from the World Trade Organization, hit markets hard. But it didn’t last long. Investors seemed stubbornly skeptical that lasting damage would result.
Interest rate concerns were rooted in the ever-strengthening labor market. The Federal Open Market Committee (“FOMC”) was already committed to policy “normalization”, i.e. a retreat from historically low short-term rates. There was nothing in successive employment reports likely to divert them. The June report announced an unemployment rate of 3.75%, matching the lowest since 1969. Having raised the federal funds rate in March, the FOMC did so again in June and in September, from 2.00% to 2.25%, with another in December now likely.
The pressure on long-term interest rates, driven by inflationary expectations, was less intense. Accelerating wage growth in a tight labor market should constitute an inflationary threat. Wage growth was edging up, and while the 2.9% year-over-year rate shown in the September employment report was the highest since 2009, it did not seem particularly dangerous. The Federal Reserve Board’s preferred measure: core Personal Consumption Expenditures inflation, hovered around the target level of 2.0%, last seen in 2012, but never broke through. Thus the 10-year Treasury yield’s longest period above 3% was the last nine days of September, ending at 3.05%.
The possibility of an inverted yield curve, a good indicator of impending recession, was itself a concern. Indeed the current economic expansion was already nine years old. Perhaps the best days for the economy and markets had already been seen.
But markets remained resilient. The global backdrop was still favorable. Economies outside the U.S. were growing, just not as well as in 2017. In the U.S., demand was strong due to a tight labor market and tax cuts. Corporate profits were high; share buy-backs and dividends were building. U.S. GDP growth accelerated to 4.2% in the second quarter. As the fiscal half-year ended, investors, especially in the U.S., seemed willing to enjoy the good times while they lasted.
In U.S. fixed income markets, the Treasury yield curve rose and flattened over the period. In late August the excess of the 10-year yield over the two-year shrank to just 0.18%, the lowest in over 11 years, before ending September at 0.24%. The Bloomberg Barclays U.S. Aggregate Bond Index slipped 0.14%, the Bloomberg Barclays U.S. Treasury Bond Index 0.49% and the Bloomberg Barclays U.S. Corporate Investment Grade Bond sub-index 0.02%, amid heavy issuance of BBB paper.
U.S. equities, represented by the S&P 500® Index including dividends, rose 11.41%, ending less than 1% below its September 20 record. The earnings per share of its constituent companies grew by nearly 25% year-over-year in the second quarter, the most since 2010. Health care was the top performer, up 18.08%, followed by consumer discretionary, the sector of Amazon and Netflix, up 17.01%. The financials sector was weakest, up just 1.06%, attributed partly to the flattening yield curve, which puts pressure on margins.
In currencies, the dollar rose 6.37% against the euro, 7.49% against the pound and 6.87% against the yen. From about April, after sustained weakness, dollar strength returned, as strong U.S. economic data increasingly left the rest of the world behind.
International markets were all unnerved by the first quarter’s general upsurge in volatility and the risk of a trade war. Emerging markets equities were also undermined by the renewed strength of the U.S. dollar, which makes U.S. investments generally more attractive than riskier alternatives and raises doubts about the ability of borrowers in emerging markets to service their dollar-denominated debts. Developed markets held up better. MSCI Japan® Index rose 7.59% over the fiscal half-year, mostly in September, with evidence of renewed interest from overseas buyers. MSCI Europe ex UK® Index added 3.94%. Political worries resurfaced in Italy with the election of a populist government, to add to those caused by cooling economic indicators. Banks were particularly hard hit. However, strength in healthcare, energy and software/services tipped the balance in favor of a positive result over all. MSCI UK® Index gained 8.90%, driven by its big global energy and pharmaceuticals constituents.
All indices are unmanaged and investors cannot invest directly in an index. Past performance does not guarantee future results. The performance quoted represents past performance.
Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Each Fund’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.voyainvestments.com to obtain performance data current to the most recent month end.
Market Perspective reflects the views of Voya Investment Management’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

Benchmark Descriptions

Index	Description
ICE BofAML U.S. Dollar 3-Month Deposit Offered Rate Constant Maturity Index	The index is designed to track the performance of a synthetic asset paying London Interbank Offered Rate (“LIBOR”) to a stated maturity. The index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day rate) and rolled into a new instrument.
Bloomberg Barclays GNMA Index	An index comprised of all fixed security mortgage pools sponsored by GNMA, including GNMA Graduated Payment Mortgages.
Bloomberg Barclays High Yield Bond — 2% Issuer Constrained Composite Index	An index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index	A widely recognized index of publicly issued fixed rate, investment grade debt securities, including Treasuries, Agencies and credit securities with a maturity of one to three years.
Bloomberg Barclays U.S. Aggregate Bond Index	An index of publicly issued investment grade U.S. government, mortgage-backed, asset-backed and corporate debt securities.
Bloomberg Barclays U.S. Corporate Investment Grade Bond Index	An index consisting of publicly issued, fixed rate, nonconvertible, investment grade debt securities.
Bloomberg Barclays U.S. Treasury Bond Index	A market capitalization-weighted index that measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of one year or more.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An index that measures the performance of over 1,600 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
S&P 500® Index	An index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

Voya GNMA Income Fund	Portfolio Managers’ Report

Investment Type Allocation as of September 30, 2018 (as a percentage of net assets)

U.S. Government Agency Obligations	72.6%
Collateralized Mortgage Obligations	57.9%
Commercial Mortgage-Backed Securities	0.5%
Asset-Backed Securities	0.1%
Liabilities in Excess of Other Assets*	(31.1)%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya GNMA Income Fund (the “Fund”) seeks a high level of current income consistent with liquidity and safety of principal through investment primarily in Government National Mortgage Association (“GNMA” or “Ginnie Mae”) mortgage-backed securities (also known as GNMA Certificates) that are guaranteed as to the timely payment of principal and interest by the U.S. government. The Fund is managed by Peter Guan, Ph.D., Jeff Dutra and Justin McWhorter, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.
Securities issued by the U.S. Treasury are backed by the full faith and credit of the federal government. Securities issued by individual agencies and organizations may be backed by the full faith and credit of the federal government as to principal or interest but are not direct obligations of the U.S. Treasury. Securities of some agencies and organizations are backed solely by the entity’s own resources or by the ability of the entity to borrow from the U.S. Treasury. Government securities also include certain mortgage-related securities that are sponsored by a U.S. government agency or organization and are not direct obligations of the U.S. government.
Performance: For the six-month period ended September 30, 2018, the Fund’s Class A shares, excluding sales charges, provided a total return of 0.11%, compared to the Bloomberg Barclays GNMA Index (the “Index” or “Bloomberg Barclays GNMA”), which returned 0.37%, for the same period.
Portfolio Specifics: U.S. markets performed well during the period, buoyed by strong economic growth and a transparent Federal Reserve Board (“Fed”). Agency mortgage-backed securities (“MBS”) and Government National Mortgage Association securities (“GNMAs”) performed well as interest rate volatility fell consistently. GNMAs in particular benefited from increased regulatory actions against aggressive mortgage servicers. The result was a slowdown in prepayment speeds for high-coupon mortgage pools and a commensurate increase in their value. Due to these factors, the Bloomberg Barclays GNMA was able to outperform duration equivalent U.S. Treasuries.
For the reporting period, the Fund outperformed the Index before deducting fees and operating expenses, but lagged the Index net of those costs. The Fund remained positioned for a modest rise of interest rates along with better “carry” (coupon less amortization) in higher coupon, premium MBS cash flows. Collateralized mortgage obligations’ (“CMO”) cash flows once again provided outperformance during the period, contributing to excess returns as these securities offer higher carry than comparable, generic GNMA pools.
Interest rates traded within a mild range over the period, suppressing day-to-day volatility. Ultimately, long-end rates finished the period modestly higher. The Fund’s duration — i.e., exposure to interest-rate risk — and yield curve positioning added to performance. Other components of rates, however, detracted from performance, including higher funding costs and “roll-down,” i.e., selling bonds before they mature in hopes of profiting from rising prices.
The Fund uses U.S. Treasury futures only to hedge exposure to interest rate risk. Therefore, the impact of Treasury futures hedging activity should be viewed only in terms of overall portfolio duration and curve differences with respect to the benchmark. The Fund’s use of Treasury futures contributed to results for the period.
Current Strategy & Outlook: As expected, the Fed announced during its September meeting the long anticipated end to its quantitative easing (“QE”) program. After re-investing MBS paydowns for the past seven years, the Fed has effectively concluded the program. We believe future amortization from the Fed’s portfolio will likely fall below stated caps. Unless rates fall significantly, we believe they will not add a material amount of MBS for the foreseeable future. Despite the technical pressure of added supply to private market hands, the clarity and consistency of Fed communication has allowed market volatility to remain low. Meanwhile, we believe that MBS appear fundamentally more attractive than they have all year, and appear to be benefiting from continued demand for spread assets.
As we move into the fourth quarter, we believe the market will be less stable than it was in the summer. MBS yield spreads did not widen massively this year due to QE unwinding, as some had predicted. Nevertheless, we expect to see more volatility going forward, because of persistent technical pressures, current trade wars and a growing need to fund federal budget deficits.
With this in mind, we continue to manage the portfolio seeking high current income investments while also taking advantage of tactical opportunities in the marketplace. The focus remains on specified Ginnie Mae pools and CMOs that provide attractive current income while minimizing prepayment risks.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

Portfolio Managers’ Report	Voya High Yield Bond Fund

Sector Diversification as of September 30, 2018 (as a percentage of net assets)

Communications	17.7%
Energy	16.0%
Consumer, Non-cyclical	16.0%
Consumer, Cyclical	15.9%
Industrials	9.5%
Basic Materials	7.8%
Financials	5.4%
Technology	5.3%
Utilities	1.9%
Consumer Staples	0.2%
Health Care	0.2%
Assets in Excess of Other Liabilities*	4.1%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya High Yield Bond Fund (the “Fund”) seeks to provide investors with a high level of current income and total return. The Fund is managed by Randall Parrish, CFA, and Rick Cumberledge, CFA, Portfolio Managers* of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the six-month period ended September 30, 2018, the Fund’s Class A shares, excluding sales charges, provided a total return of 3.07%, compared to the Bloomberg Barclays High Yield Bond — 2% Issuer Constrained Composite Index (the “Index” or “Bloomberg Barclays High Yield Bond — 2% Issuer Constrained Composite”), which returned 3.46%, for the same period.
Portfolio Specifics: Before fees and expenses, the Fund outperformed the Index. Net of the fees and expenses, the Fund underperformed the Index. The largest detractors were the Fund’s holdings in automotive, wirelines and food and beverage sectors. By contrast, the largest contributors to performance were the Fund’s holdings within retailers, metals and mining and supermarket sectors.
In the automotive sector, American Tire Distributors, Inc. (“ATD”) plunged after losing Goodyear Tire as a supplier. We sold the bonds at a loss on the news. ATD ultimately defaulted on its bonds in September after announcing the loss of Bridgestone as a supplier. In the wirelines sector, Telecom Italia S.p.A detracted the most from performance due to discord among its board members and negative market reaction to the Italian election and budget proposal to pressure trading levels. In the food and beverage sector, we exited from our holdings in Acosta at a loss as the company continued to struggle with an over-leveraged balance sheet and secular pressures in its operations.
For the third quarter in a row, retail was once again our strongest sector. PetSmart Inc. rallied on better earnings with positive prospects for its Chewy.com division. In the metals and mining sector, Murray Energy Corporation continued to move higher following the
Top Ten Holdings as of September 30, 2018* (as a percentage of net assets)

Sprint Corp., 7.125%, 06/15/24	0.9%
HCA, Inc., 5.375%, 02/01/25	0.7%
DISH DBS Corp., 5.875%, 11/15/24	0.7%
Altice France SA/France, 6.250%, 05/15/24	0.6%
California Resources Corp., 8.000%, 12/15/22	0.6%
First Data Corp., 7.000%, 12/01/23	0.6%
Bausch Health Cos, Inc./US, 8.500%, 01/31/27	0.6%
1011778 BC ULC/New Red Finance, Inc., 5.000%, 10/15/25	0.6%
CSC Holdings LLC, 5.250%, 06/01/24	0.6%
HCA Healthcare, Inc., 6.250%, 02/15/21	0.6%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.
announcement of a bond exchange, which will reduce leverage and extend its maturity profile. A position in Southeastern Grocers Inc. contributed to performance as the company exited from bankruptcy (including through the reorganization exchanging debt to equity) and showed stronger operating profitability. Our underweight in the financial sector added value for this period as the sector underperformed the Index.
Current Strategy & Outlook: The high yield market continues to be one of the top performers in the fixed income space. In our view, the positive economic backdrop keeps risk appetites healthy and the larger coupons help cushion bondholders from upward moves of interest rates. CCC-rated exposure, in particular, has benefited from this combination while BBs have underperformed on rate sensitivity.
Given the continued solid fundamental backdrop, we are maintaining our single B-rated overweight. Still, given the lateness in the cycle, we continue to reduce our CCC-rated exposure. We remain neutral to the index duration. We continue to be positive on the independent energy sector given the momentum in the oil markets. We are not constructive on the oil field services space, as oil majors are still reluctant to take on large-scale development projects. We maintain our overweight to the chemical sector with a bias toward companies that have domestic exposure, as we believe the trade rhetoric pressures companies that have exposure to China. Our longtime underweight to financials remains, as we see more favorable risk and returns in other sectors.

*
Effective March 31, 2018, Matthew Toms was removed as a portfolio manager of the Fund.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

Voya Intermediate Bond Fund	Portfolio Managers’ Report

Investment Type Allocation as of September 30, 2018 (as a percentage of net assets)

Corporate Bonds/Notes	33.3%
U.S. Government Agency Obligations	22.3%
U.S. Treasury Obligations	13.8%
Collateralized Mortgage Obligations	13.5%
Asset-Backed Securities	12.3%
Commercial Mortgage-Backed Securities	7.7%
Foreign Government Bonds	2.7%
Preferred Stock	0.0%
Liabilities in Excess of Other Assets*	(5.6)%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya Intermediate Bond Fund (the “Fund”) seeks to maximize total return through income and capital appreciation. The Fund is managed by Matthew Toms, CFA, Randall Parrish, CFA, and David Goodson, CFA, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the six-month period ended September, 2018, the Fund’s Class A shares, excluding sales charges, provided a total return of  -0.17% compared to the Bloomberg Barclays U.S. Aggregate Bond Index (the “Index” or “Bloomberg Barclays U.S. Aggregate Bond”), which returned -0.14% for the same period.
Portfolio Specifics: Before fees and expenses, the Fund outperformed the Index. Net of the fees and expenses, the Fund underperformed the Index. Contributions from sector allocation and security selection were offset by detractions from tactical duration and yield curve positioning.
U.S. Treasury yields continued to rise over the period. The Federal Reserve Board (“Fed”) raised official short-term rates in both June and September, as the U.S. central bank continues to normalize interest rates a decade after the global financial crisis. 10-year U.S. Treasury yields rose from 2.74% to 3.06% over the period as the U.S. economy continued to show strength, business sentiment remained high and unemployment flirted with all-time lows.
Corporate bonds initially were dragged down by market volatility, rising merger and acquisition concerns and related issuance as well as worries about how a stronger U.S. dollar and tariffs would affect company earnings. Corporate bonds then staged a robust rally, propelled by continued economic strength, strong corporate earnings and progress in trade negotiations with Mexico and Canada. We increased our market value weight to investment grade corporates, while decreasing “duration,” i.e., exposure to interest-rate risk, as we reduced allocations to longer-dated corporates and added to positions in shorter-dated corporates. This move allowed us to take some profits as well as reduce the portfolio’s sensitivity to downside credit risk. We maintained a modest high yield allocation for the period, which contributed to returns given the sector’s lower sensitivity to U.S. interest rates. Allocations to emerging markets (“EMs”) detracted from returns, and we reduced those positions. EMs were caught in the crosshairs of trade turmoil, a stronger U.S. dollar and election-related political risk in several countries.
Investments across securitized sectors broadly contributed to returns. We moved agency mortgage allocations to a neutral stance given the high quality income relative to U.S. Treasuries. We also maintained allocations to non-agency, residential mortgage-backed securities (“RMBS”) where we believed outperformance remained supported by a solid housing market, vibrant U.S. consumer and insulation from global trade concerns. We broadly maintained allocations to asset-backed securities (“ABS:), and modestly increased allocations to AAA-rated collateralized loan obligations (“CLOs”), to take advantage of underperformance related to supply concerns. The ABS sector continued to display low “beta,” or market-risk, characteristics and our investments in higher yielding CLOs helped during the period. Lastly, we incrementally added to commercial mortgage-backed securities (“CMBS”) over the period, continuing to emphasize non-agency CMBS transactions offering yields that are more attractive. Within CMBS, sector allocation was neutral and security selection added to outperformance for the period.
Top Ten Holdings as of September 30, 2018* (as a percentage of net assets)

United States Treasury Note, 2.875%, 08/15/28	5.5%
United States Treasury Bond, 3.125%, 05/15/48	2.9%
Fannie Mae, 4.000%, 10/01/44	2.9%
United States Treasury Note, 2.750%, 09/30/20	2.8%
Freddie Mac, 3.500%, 10/01/48	2.6%
Fannie Mae, 4.500%, 10/01/48	1.1%
Freddie Mac, 4.500%, 11/01/48	1.0%
Ginnie Mae, 4.000%, 11/01/48	1.0%
United States Treasury Note, 3.000%, 09/30/25	1.0%
United States Treasury Note, 2.750%, 09/15/21	0.8%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.
Similar to other securitized segments, CMBS benefited from continued strength in real estate.
The Fund used swaps, options and futures in conjunction with cash bonds to manage duration and yield curve exposures. Currency forwards were used for currency management and risk mitigation. Taken together, derivative instruments and cash securities strengthened the Fund’s relative performance over the reporting period.
Current Strategy & Outlook: With the fourth quarter in full swing, we expect a fourth rate hike from the Fed at its December meeting and two more hikes over the course of 2019. Once the Fed achieves a positive real Fed funds rate (Fed funds less inflation), we believe the U.S. central bank will become more data dependent in 2019. Inflation risks, while biased higher, are unlikely, in our opinion, to accelerate even with any pressures related to trade and tariffs. The trade picture, while easing in some respects on the heels of a new trade pact between the United States, Mexico and Canada, still carries, in our view, substantial uncertainty with the obvious tail risk stemming from escalating tensions between the U.S. and China.
Against this backdrop, our focus on assets that can withstand downside volatility remains intact. We continue to favor U.S.-centric assets that potentially benefit from the underlying strength of U.S. fundamentals. As a result, we prefer securitized assets to corporate credit. Within securitized, we like floating-rate securities such as CLOs and sectors tied to the U.S., as well as sectors tied to the strengthening housing market such as non-agency RMBS. Additionally, we continue to like CMBS, as the fundamentals of the commercial real estate market remain solid.
We believe that fundamentals for corporate credit remain supportive given the solid fundamental backdrop driven by higher nominal economic growth. What’s more, we believe that there are no immediate catalysts to turn the credit cycle. That said, the strong outperformance in the third quarter leaves spreads closer to full valuation and we are neutral on the sector. We have taken steps to redirect investments from longer-dated corporates to shorter-dated corporates to reduce potential downside risk. We maintain modest allocations to high yield, given its more U.S.-centric nature, over investment grade corporates.
Finally, we believe uncertainty and volatility will provide attractive idiosyncratic opportunities within EMs. In line with our views of looking to take advantage of opportunities without exposing portfolios to significant downside volatility, we are biased toward opportunities in hard currency over local currency EMs and sovereign markets over corporate markets, where liquidity can be less reliable.

*
Effective April 3, 2017, Christine Hurtsellers was removed as a portfolio manager of the Fund and both Randall Parrish and David Goodson were added as portfolio managers of the Fund.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

Portfolio Managers’ Report	Voya Short Term Bond Fund

Investment Type Allocation as of September 30, 2018 (as a percentage of net assets)

Corporate Bonds/Notes	63.8%
Asset-Backed Securities	16.7%
Commercial Mortgage-Backed Securities	9.0%
U.S. Treasury Obligations	7.0%
Collateralized Mortgage Obligations	2.1%
U.S. Government Agency Obligations	0.9%
Foreign Government Bonds	0.1%
Assets in Excess of Other Liabilities*	0.4%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya Short Term Bond Fund (the “Fund”) seeks maximum total return. The Fund is managed by Matthew Toms, CFA, Randall Parrish, CFA, and David Goodson, CFA, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the period ended September 30, 2018, the Fund’s Class A shares provided a total return of 0.73% compared to the Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index (the “Index” or “Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond”), which returned 0.62%, for the same period.
Portfolio Specifics: Asset allocation was the primary driver of results, while duration positioning did not materially impact performance.
U.S. Treasury yields were higher over the period, as the Federal Reserve Board (“Fed”) remains on track for a slow and modest pace for future rate increases. Within sector allocation, we maintained an overweight to investment grade credit versus U.S. Treasury securities. In addition, the Fund maintained diversified exposures across securitized assets over the period. Our investments in investment grade corporates, asset-backed securities (“ABS”) and commercial mortgage-backed securities (“CMBS”) contributed to performance. Our allocation to high yield corporates also benefited the Fund, as we continued to focus on higher-quality issuers.
Swaps, options and futures were used minimally in conjunction with cash bonds to manage volatility and for duration and yield curve management. These investment decisions in total — derivative instruments and cash securities — added to the Fund’s relative performance over the reporting period.
Current Strategy & Outlook: Volatility has returned, and we believe it is here to stay. At this stage in the cycle, volatility creates opportunity; we believe that asset allocation, while always important, becomes an even greater focus. We maintain our positive
Top Ten Holdings as of September 30, 2018 (as a percentage of net assets)

United States Treasury Note, 1.500%, 10/31/19	4.2%
United States Treasury Note, 2.750%, 09/15/21	2.3%
JP Morgan Chase Commercial Mortgage Securities Trust 2011-C5 B, 5.586%, 08/15/46	1.0%
JPMorgan Chase & Co., 2.550%, 03/01/21	0.8%
DBUBS 2011-LC1A E, 5.884%, 11/10/46	0.7%
Dell International LLC/EMC Corp., 4.420%, 06/15/21	0.6%
Toronto-Dominion Bank, 2.250%, 11/05/19	0.6%
Ginnie Mae Series 2014-53 JM, 7.127%, 04/20/39	0.6%
PNC Bank NA, 2.400%, 10/18/19	0.6%
Intel Corp., 2.450%, 07/29/20	0.6%
Portfolio holdings are subject to change daily.
stance on securitized assets, most notably CMBS and ABS. Within the corporate bond market, volatility has led to increased dispersion among industries and issuers. Therefore, we look to these recent, volatility-induced pullbacks to find value in bonds that we believe will benefit most from the solid macroeconomic backdrop. Political posturing around trade agreements continued throughout the period. Still, spreads absorbed some of the increase in rates and generally took the trade noise in stride, as fundamentals remained positive.
With the fourth quarter in full swing, we expect a fourth rate hike from the Fed at its December meeting and two more hikes over the course of 2019. Once the Fed achieves a positive real Fed funds rate (Fed funds less inflation), we believe the U.S. central bank will become more data dependent in 2019. Inflation risks, while biased higher, are unlikely, in our opinion, to accelerate even without any pressures related to trade and tariffs. The trade picture, while easing in some respects on the heels of a new trade pact between the United States, Mexico and Canada, still carries, in our view, substantial uncertainty with the obvious tail risk stemming from escalating tensions between the U.S. and China.
Against this backdrop, our focus on assets that can withstand downside volatility remains intact. We continue to favor U.S.-centric assets that potentially benefit from the underlying strength of U.S. fundamentals.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

Voya Strategic Income Opportunities Fund	Portfolio Managers’ Report

Investment Type Allocation as of September 30, 2018 (as a percentage of net assets)

Asset-Backed Securities	19.8%
Commercial Mortgage-Backed Securities	18.1%
Bank Loans	18.0%
U.S. Government Agency Obligations	14.4%
Collateralized Mortgage Obligations	13.4%
Corporate Bonds/Notes	10.2%
U.S. Treasury Obligations	4.9%
Foreign Government Bonds	2.7%
Liabilities in Excess of Other Assets*	(1.5)%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya Strategic Income Opportunities Fund (the “Fund”) seeks total return through income and capital appreciation through all market cycles. The Fund is managed by Matthew Toms, CFA, Brian Timberlake, CFA, and Sean Banai, CFA, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the six-month period ended September 30, 2018, the Fund’s Class A shares, excluding sales charges, provided a total return of 1.69% compared to ICE BofAML U.S. Dollar 3-Month Deposit Offered Rate Constant Maturity Index (the “Index” or “Bank of America Merrill Lynch U.S. Dollar Three-Month LIBOR Constant Maturity”), which returned 1.17%, for the same period.
Portfolio Specifics: The Fund produced strong results for the reporting period and outperformed the Index. The Fund’s allocations to non-agency residential mortgage-backed securities (“RMBS”) and credit risk transfer securities were contributors to performance, as strong fundamentals and continued momentum in the housing market supported those sectors. We continue to favor non-agency RMBS and other securitized sectors such as commercial mortgage-backed securities (“CMBS”) and collateralized loan obligations (“CLOs”) over agency mortgages. The Fund’s overweight exposures to high yield and senior loans also were strong contributors to returns; both sectors posted strong performance. We remain constructive on both sectors as we believe fundamentals look decent, default risks appear low and yields are still attractive.
The Fund’s security selection within CMBS and high yield securities, relative to the relevant Bloomberg/Barclays sub-indices, added to returns, while emerging market selection detracted. We maintain our preference for “spread” within
Top Ten Holdings as of September 30, 2018* (as a percentage of net assets)

Fannie Mae, 4.000%, 10/01/44	3.9%
Freddie Mac, 3.500%, 10/01/48	3.5%
Fannie Mae, 4.500%, 10/01/48	3.2%
United States Treasury Note, 2.750%, 09/30/20	3.1%
Ginnie Mae, 4.500%, 11/01/48	2.0%
Fannie Mae, 3.000%, 10/01/44	1.8%
United States Treasury Note, 2.875%, 08/15/28	1.0%
JP Morgan Chase Commercial Mortgage Securities Trust 2011-C4 F, 3.873%, 07/15/46	0.9%
Morgan Stanley Capital I Trust 2011-C1 K, 4.193%, 09/15/47	0.8%
Invitation Homes 2018-SFR3 D Trust, 3.808%, 07/17/37	0.7%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.
securitized assets, senior bank loans and high yield, which we believe could benefit from an improving global growth picture. (Spread is the difference in yield between non-government debt and comparable maturity U.S. Treasury securities.) We retain an allocation to emerging markets (“EM”) while stressing country differentiation. We have a bias towards hard currency sovereigns, while avoiding idiosyncratic risks.
During the period, the Fund maintained a longer duration posture. This positioning detracted from performance. The Federal Reserve Board (“Fed”) hiked rates again in September, and continued its “tapering” program, i.e., the gradual reduction of its holdings of U.S. Treasury and mortgage-backed securities.
The Fund utilized interest rate swaps, foreign currency futures, U.S. Treasury futures, credit default swap indexes and credit default swaps. The use of derivatives did not have a material impact on performance.
Current Strategy & Outlook: The themes from the second quarter rolled into the third: volatility has returned, and we believe it is here to stay. At this stage in the cycle, we believe volatility creates opportunity; and that asset allocation, while always important, becomes an even greater focus. We maintained our positive stance on securitized assets, most notably collateralized loan obligations CLOs, non-agency residential mortgages and commercial mortgage-backed securities CMBS, while de-emphasizing emerging markets. Within corporate credit, spreads tightened on the backdrop of solid earnings and strong business sentiment. Political posturing around trade agreements continued throughout the quarter. Still, spreads absorbed some of the increase in rates and generally took the trade noise in stride, as fundamentals remained positive.
With the fourth quarter in full swing, we expect a fourth rate hike from the Fed at its December meeting and two more hikes over the course of 2019. Once the Fed achieves a positive real Fed funds rate (Fed funds less inflation), we believe the U.S. central bank will become more data dependent in 2019. Inflation risks, while biased higher, are unlikely to accelerate even with any pressures related to trade and tariffs. The trade picture, while easing in some respects on the heels of a new

Portfolio Managers’ Report	Voya Strategic Income Opportunities Fund

trade pact between the United States, Mexico and Canada, still carries, in our view, substantial uncertainty with the obvious tail risk stemming from escalating tensions between the U.S. and China.
Against this backdrop, our focus on assets that can withstand downside volatility remains intact. We continue to favor U.S.-centric assets that potentially benefit from the underlying strength of U.S. fundamentals. As a result, we prefer securitized assets to corporate credit. Within securitized, we like floating-rate securities such as CLOs and sectors tied to the U.S., as well as sectors tied to the strengthening housing market such as non-agency residential mortgage-backed securities RMBS. Additionally, we continue to like CMBS, as the fundamentals of the commercial real estate market remain solid.
We believe that fundamentals for corporate credit remain supportive given the solid fundamental backdrop driven by higher nominal economic growth. What’s more, we believe that there are no immediate catalysts to turn the credit cycle. That said, the strong outperformance in the third quarter leaves spreads closer to full valuation and we are neutral on the sector. We have taken steps to redirect investments from longer-dated corporates to shorter-dated corporates to reduce potential downside risk. We maintain modest allocations to high yield, given its more U.S.-centric nature, over investment grade corporates.
Finally, we believe uncertainty and volatility will provide attractive idiosyncratic opportunities within emerging markets EMs. In line with our views of looking to take advantage of opportunities without exposing portfolios to significant downside volatility, we are biased toward opportunities in hard currency over local currency EMs and sovereign markets over corporate markets, where liquidity can be less reliable.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

SHAREHOLDER EXPENSE EXAMPLES (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Examples are based on an investment of  $1,000 invested at the beginning of the period and held for the entire period from April 1, 2018 to September 30, 2018. The Funds’ expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.
Actual Expenses
The left section of the table shown below, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The right section of the table shown below, “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.
	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value April 1, 2018	Ending Account Value September 30, 2018	Annualized Expense Ratio	Expenses Paid During the Period Ended September 30, 2018*	Beginning Account Value April 1, 2018	Ending Account Value September 30, 2018	Annualized Expense Ratio	Expenses Paid During the Period Ended September 30, 2018*
Voya GNMA Income Fund
Class A	$1,000.00	$1,001.10	0.95%	$4.77	$1,000.00	$1,020.31	0.95%	$4.81
Class C	1,000.00	997.30	1.70	8.51	1,000.00	1,016.55	1.70	8.59
Class I	1,000.00	1,003.80	0.65	3.27	1,000.00	1,021.81	0.65	3.29
Class W	1,000.00	1,002.40	0.70	3.51	1,000.00	1,021.56	0.70	3.55
Voya High Yield Bond Fund
Class A	$1,000.00	$1,030.70	1.09%	$5.55	$1,000.00	$1,019.60	1.09%	$5.52
Class C	1,000.00	1,026.80	1.84	9.35	1,000.00	1,015.84	1.84	9.30
Class I	1,000.00	1,032.50	0.74	3.77	1,000.00	1,021.36	0.74	3.75
Class P	1,000.00	1,034.30	0.07	0.36	1,000.00	1,024.72	0.07	0.36
Class P3(1)	1,000.00	1,028.70	0.00	0.00	1,000.00	1,016.58	0.00	0.00
Class R	1,000.00	1,029.40	1.34	6.82	1,000.00	1,018.35	1.34	6.78
Class R6	1,000.00	1,032.30	0.68	3.46	1,000.00	1,021.66	0.68	3.45
Class W	1,000.00	1,032.00	0.84	4.28	1,000.00	1,020.86	0.84	4.26

SHAREHOLDER EXPENSE EXAMPLES (Unaudited) (continued)

	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value April 1, 2018	Ending Account Value September 30, 2018	Annualized Expense Ratio	Expenses Paid During the Period Ended September 30, 2018*	Beginning Account Value April 1, 2018	Ending Account Value September 30, 2018	Annualized Expense Ratio	Expenses Paid During the Period Ended September 30, 2018*
Voya Intermediate Bond Fund
Class A	$1,000.00	$998.30	0.70%	$3.51	$1,000.00	$1,021.56	0.70%	$3.55
Class C	1,000.00	993.60	1.45	7.25	1,000.00	1,017.80	1.45	7.33
Class I	1,000.00	999.00	0.36	1.80	1,000.00	1,023.26	0.36	1.83
Class O	1,000.00	998.30	0.70	3.51	1,000.00	1,021.56	0.70	3.55
Class P3(1)	1,000.00	1,005.70	0.00	0.00	1,000.00	1,016.58	0.00	0.00
Class R	1,000.00	996.10	0.95	4.75	1,000.00	1,020.31	0.95	4.81
Class R6	1,000.00	999.10	0.31	1.55	1,000.00	1,023.51	0.31	1.57
Class W	1,000.00	999.60	0.45	2.26	1,000.00	1,022.81	0.45	2.28
Voya Short Term Bond Fund
Class A	$1,000.00	$1,007.30	0.77%	$3.87	$1,000.00	$1,021.21	0.77%	$3.90
Class C	1,000.00	1,003.50	1.52	7.63	1,000.00	1,017.45	1.52	7.69
Class I	1,000.00	1,008.70	0.50	2.52	1,000.00	1,022.56	0.50	2.54
Class P3(1)	1,000.00	1,007.90	0.00	0.00	1,000.00	1,016.58	0.00	0.00
Class R	1,000.00	1,006.00	1.02	5.13	1,000.00	1,019.95	1.02	5.16
Class R6	1,000.00	1,007.90	0.47	2.37	1,000.00	1,022.71	0.47	2.38
Class W	1,000.00	1,009.50	0.52	2.62	1,000.00	1,022.46	0.52	2.64
Voya Strategic Income Opportunities Fund
Class A	$1,000.00	$1,016.90	0.97%	$4.90	$1,000.00	$1,020.21	0.97%	$4.91
Class C	1,000.00	1,014.10	1.72	8.68	1,000.00	1,016.44	1.72	8.69
Class I	1,000.00	1,019.20	0.62	3.14	1,000.00	1,021.96	0.62	3.14
Class R	1,000.00	1,015.70	1.22	6.16	1,000.00	1,018.95	1.22	6.17
Class R6	1,000.00	1,019.40	0.59	2.99	1,000.00	1,022.11	0.59	2.99
Class W	1,000.00	1,018.20	0.72	3.64	1,000.00	1,021.46	0.72	3.65

*
Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 183/365 to reflect the most recent fiscal half-year.

(1)
Commencement of operations was June 1, 2018. Expenses paid for the actual Fund’s return reflect the 121-day period ended September 30, 2018.

STATEMENTS OF ASSETS AND LIABILITIES as of September 30, 2018 (Unaudited)

	Voya GNMA Income Fund	Voya High Yield Bond Fund	Voya Intermediate Bond Fund
ASSETS:
Investments in securities at fair value+*	$1,187,576,067	$434,901,738	$6,322,820,475
Short-term investments at fair value**	10,805,466	34,637,546	612,909,981
Cash	623	974	8,631,434
Cash collateral for futures	2,299,769	—	3,169,482
Cash pledged for centrally cleared swaps (Note 2)	—	—	1,890,000
Cash pledged as collateral for OTC derivatives (Note 2)	—	—	290,000
Cash pledged as collateral for delayed-delivery or when-issued securities (Note 2)	1,268,000	—	4,297,000
Foreign currencies at value***	—	—	256,741
Receivables:
Investment securities sold	16,719,238	2,191,375	233,994,958
Investment securities sold on a delayed-delivery or when-issued basis	138,521,767	—	59,578,538
Fund shares sold	1,095,012	740,051	12,669,808
Dividends	—	4,684	67,252
Interest	2,890,778	7,496,206	38,486,946
Foreign tax reclaims	—	—	102,008
Unrealized appreciation on forward foreign currency contracts	—	—	6,168,855
Variation margin receivable on centrally cleared swaps	—	—	22,893
Prepaid expenses	48,479	65,383	167,197
Reimbursement due from manager	39,746	—	2,639
Other assets	44,096	17,349	111,275
Total assets	1,361,309,041	480,055,306	7,305,637,482
LIABILITIES:
Income distribution payable	227,942	44,865	1,502,654
Payable for investment securities purchased	32,899,033	3,549,174	750,978,204
Payable for investment securities purchased on a delayed-delivery or when-issued basis	420,739,219	—	466,240,602
Payable for fund shares redeemed	818,450	383,580	5,292,972
Payable upon receipt of securities loaned	—	22,282,846	82,550,392
Unrealized depreciation on forward foreign currency contracts	—	—	1,538,305
Unrealized depreciation on forward premium swaptions	—	—	412,272
Cash received as collateral for OTC derivatives (Note 2)	—	—	6,066,000
Cash received as collateral for delayed-delivery or when-issued securities (Note 2)	65,000	—	—
Payable for investment management fees	427,579	154,411	1,320,106
Payable for distribution and shareholder service fees	134,914	20,328	188,329
Payable to trustees under the deferred compensation plan (Note 6)	44,096	17,349	111,275
Payable for trustee fees	4,766	2,606	28,450
Other accrued expenses and liabilities	129,569	193,838	798,811
Total liabilities	455,490,568	26,648,997	1,317,028,372
NET ASSETS	$905,818,473	$453,406,309	$5,988,609,110
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$951,061,975	$464,491,555	$6,188,757,677
Undistributed (distributions in excess of) net investment income or accumulated net investment loss	(3,338,385)	740,795	(1,508,989)
Accumulated net realized loss	(23,216,772)	(13,137,688)	(113,940,140)
Net unrealized appreciation (depreciation)	(18,688,345)	1,311,647	(84,699,438)
NET ASSETS	$905,818,473	$453,406,309	$5,988,609,110
+ Including securities loaned at value	$—	$21,732,081	$80,683,193
* Cost of investments in securities	$1,208,788,394	$433,588,265	$6,405,398,983
** Cost of short-term investments	$10,805,759	$34,639,372	$613,006,205
*** Cost of foreign currencies	$—	$—	$427,925
See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of September 30, 2018 (Unaudited) (continued)

	Voya GNMA Income Fund	Voya High Yield Bond Fund	Voya Intermediate Bond Fund
Class A
Net assets	$391,568,235	$52,027,397	$409,953,122
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001
Shares outstanding	47,967,433	6,568,008	42,091,539
Net asset value and redemption price per share†	$8.16	$7.92	$9.74
Maximum offering price per share (2.50%)(1)	$8.37	$8.12	$9.99
Class C
Net assets	$64,943,557	$13,392,023	$31,226,071
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001
Shares outstanding	7,996,116	1,691,157	3,211,095
Net asset value and redemption price per share†	$8.12	$7.92	$9.72
Class I
Net assets	$313,632,080	$147,404,317	$3,425,086,766
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001
Shares outstanding	38,360,992	18,638,112	351,868,865
Net asset value and redemption price per share	$8.18	$7.91	$9.73
Class O
Net assets	n/a	n/a	$28,703,046
Shares authorized	n/a	n/a	unlimited
Par value	n/a	n/a	$0.001
Shares outstanding	n/a	n/a	2,947,185
Net asset value and redemption price per share	n/a	n/a	$9.74
Class P
Net assets	n/a	$128,486,500	n/a
Shares authorized	n/a	unlimited	n/a
Par value	n/a	$0.001	n/a
Shares outstanding	n/a	16,213,177	n/a
Net asset value and redemption price per share	n/a	$7.92	n/a
Class P3
Net assets	n/a	$3,065	$9,224,759
Shares authorized	n/a	unlimited	unlimited
Par value	n/a	$0.001	$0.001
Shares outstanding	n/a	387	947,573
Net asset value and redemption price per share	n/a	$7.92	$9.74
Class R
Net assets	n/a	$1,160,868	$174,412,023
Shares authorized	n/a	unlimited	unlimited
Par value	n/a	$0.001	$0.001
Shares outstanding	n/a	146,446	17,884,739
Net asset value and redemption price per share	n/a	$7.93	$9.75
Class R6
Net assets	n/a	$9,425,862	$1,695,603,460
Shares authorized	n/a	unlimited	unlimited
Par value	n/a	$0.001	$0.001
Shares outstanding	n/a	1,189,645	174,185,037
Net asset value and redemption price per share	n/a	$7.92	$9.73
Class W
Net assets	$135,674,601	$101,506,277	$214,399,863
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001
Shares outstanding	16,576,101	12,797,223	22,027,951
Net asset value and redemption price per share	$8.18	$7.93	$9.73

(1)
Maximum offering price is computed at 100/97.50 of net asset value. On purchases of  $100,000 or more, the offering price is reduced.

†
Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of September 30, 2018 (Unaudited)

	Voya Short Term Bond Fund	Voya Strategic Income Opportunities Fund
ASSETS:
Investments in securities at fair value+*	$113,091,053	$699,200,848
Short-term investments at fair value**	319,952	140,394,231
Cash	6,494	—
Cash collateral for futures	214,200	1,649,717
Cash pledged for centrally cleared swaps (Note 2)	—	4,231,000
Cash pledged as collateral for OTC derivatives (Note 2)	—	70,000
Foreign currencies at value***	53,443	281,799
Receivables:
Investment securities sold	435,741	4,142,767
Investment securities sold on a delayed-delivery or when-issued basis	—	14,138,828
Fund shares sold	69,556	16,686,133
Dividends	1,544	220,570
Interest	718,105	4,208,132
Unrealized appreciation on forward foreign currency contracts	—	2,614,616
Variation margin receivable on centrally cleared swaps	—	71,235
Prepaid expenses	42,934	115,776
Reimbursement due from manager	15,814	—
Other assets	3,556	4,372
Total assets	114,972,392	888,030,024
LIABILITIES:
Income distribution payable	792	269,915
Payable for investment securities purchased	933,080	75,739,026
Payable for investment securities purchased on a delayed-delivery or when-issued basis	—	113,520,077
Payable for fund shares redeemed	91,756	1,277,500
Payable upon receipt of securities loaned	312,952	5,115,126
Unrealized depreciation on forward foreign currency contracts	—	1,833,424
Unrealized depreciation on forward premium swaptions	4,164	45,632
Cash received as collateral for OTC derivatives (Note 2)	—	732,000
Payable for investment management fees	42,078	274,121
Payable for distribution and shareholder service fees	1,584	29,844
Payable to custodian due to bank overdraft	—	299,841
Payable to trustees under the deferred compensation plan (Note 6)	3,556	4,372
Payable for trustee fees	534	2,657
Unfunded loan commitments (Note 11)	—	111,006
Other accrued expenses and liabilities	39,237	93,080
Total liabilities	1,429,733	199,347,621
NET ASSETS	$113,542,659	$688,682,403
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$117,359,081	$687,508,905
Undistributed (distributions in excess of) net investment income or accumulated net investment loss	287,350	(332,446)
Accumulated net realized gain (loss)	(2,992,187)	295,725
Net unrealized appreciation (depreciation)	(1,111,585)	1,210,219
NET ASSETS	$113,542,659	$688,682,403
+ Including securities loaned at value	$304,386	$4,972,737
* Cost of investments in securities	$114,226,625	$698,412,893
** Cost of short-term investments	$319,952	$140,394,231
*** Cost of foreign currencies	$55,805	$326,145
See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of September 30, 2018 (Unaudited) (continued)

	Voya Short Term Bond Fund	Voya Strategic Income Opportunities Fund
Class A
Net assets	$5,755,978	$85,172,568
Shares authorized	unlimited	unlimited
Par value	$0.001	$0.001
Shares outstanding	593,421	8,388,374
Net asset value and redemption price per share†	$9.70	$10.15
Maximum offering price per share (2.50%)(1)	$9.95	$10.41
Class C
Net assets	$473,323	$15,682,075
Shares authorized	unlimited	unlimited
Par value	$0.001	$0.001
Shares outstanding	48,811	1,568,118
Net asset value and redemption price per share†	$9.70	$10.00
Class I
Net assets	$10,005,234	$413,165,882
Shares authorized	unlimited	unlimited
Par value	$0.001	$0.001
Shares outstanding	1,032,350	40,495,453
Net asset value and redemption price per share	$9.69	$10.20
Class P3
Net assets	$2,311,603	n/a
Shares authorized	unlimited	n/a
Par value	$0.001	n/a
Shares outstanding	238,392	n/a
Net asset value and redemption price per share	$9.70	n/a
Class R
Net assets	$3,081	$7,961,905
Shares authorized	unlimited	unlimited
Par value	$0.001	$0.001
Shares outstanding	317	790,482
Net asset value and redemption price per share	$9.70	$10.07
Class R6
Net assets	$94,741,355	$56,461,739
Shares authorized	unlimited	unlimited
Par value	$0.001	$0.001
Shares outstanding	9,774,716	5,546,539
Net asset value and redemption price per share	$9.69	$10.18
Class W
Net assets	$252,085	$110,238,234
Shares authorized	unlimited	unlimited
Par value	$0.001	$0.001
Shares outstanding	25,954	10,888,053
Net asset value and redemption price per share	$9.71	$10.12

(1)
Maximum offering price is computed at 100/97.50 of net asset value. On purchases of  $100,000 or more, the offering price is reduced.

†
Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS for the six months ended September 30, 2018 (Unaudited)

	Voya GNMA Income Fund	Voya High Yield Bond Fund	Voya Intermediate Bond Fund
INVESTMENT INCOME:
Dividends	$—	$50,870	$655,172
Interest, net of foreign taxes withheld*	14,523,824	16,707,889	104,628,123
Securities lending income, net	—	189,830	411,511
Total investment income	14,523,824	16,948,589	105,694,806
EXPENSES:
Investment management fees	2,723,599	1,580,553	7,698,636
Distribution and shareholder service fees:
Class A	513,351	64,865	539,374
Class C	352,815	51,536	146,951
Class O	—	—	37,504
Class R	—	2,717	452,527
Transfer agent fees:
Class A	156,296	41,922	304,009
Class C	26,855	8,327	20,709
Class I	116,168	46,058	666,676
Class O	—	—	21,136
Class P	—	2,070	—
Class P3	—	19	58
Class R	—	878	127,509
Class R6	—	795	11,791
Class W	54,528	80,611	261,950
Shareholder reporting expense	139,950	24,888	152,740
Registration fees	46,042	71,023	339,875
Professional fees	24,330	20,008	121,130
Custody and accounting expense	62,445	48,983	370,245
Trustee fees	19,064	10,422	113,799
Miscellaneous expense	23,021	21,089	108,794
Interest expense	186	3,466	1,785
Total expenses	4,258,650	2,080,230	11,497,198
Waived and reimbursed fees	(118,712)	(403,896)	(20,395)
Net expenses	4,139,938	1,676,334	11,476,803
Net investment income	10,383,886	15,272,255	94,218,003
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(297,484)	(2,353,977)	(52,546,455)
Forward foreign currency contracts	—	—	8,576,462
Foreign currency related transactions	—	—	(778,181)
Futures	629,951	—	(162,302)
Swaps	—	—	4,066,924
Net realized gain (loss)	332,467	(2,353,977)	(40,843,552)
Net change in unrealized appreciation (depreciation) on:
Investments	(12,628,591)	2,816,984	(58,207,597)
Forward foreign currency contracts	—	—	5,658,474
Foreign currency related transactions	—	—	(185,178)
Futures	3,720,353	—	(3,092,631)
Swaps	—	—	(550,466)
Net change in unrealized appreciation (depreciation)	(8,908,238)	2,816,984	(56,377,398)
Net realized and unrealized gain (loss)	(8,575,771)	463,007	(97,220,950)
Increase (decrease) in net assets resulting from operations	$1,808,115	$15,735,262	$(3,002,947)
* Foreign taxes withheld	$—	$—	$5,908

STATEMENTS OF OPERATIONS for the six months ended September 30, 2018 (Unaudited)

	Voya Short Term Bond Fund	Voya Strategic Income Opportunities Fund
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$29,758	$788,817
Interest, net of foreign taxes withheld*	1,431,165	10,899,508
Securities lending income, net	1,020	15,447
Total investment income	1,461,943	11,703,772
EXPENSES:
Investment management fees	239,314	1,332,043
Distribution and shareholder service fees:
Class A	6,329	65,098
Class C	2,827	61,845
Class R	7	15,891
Transfer agent fees:
Class A	1,269	32,703
Class C	142	7,801
Class I	7,380	46,064
Class P3	13	—
Class R	—	4,068
Class R6	238	154
Class W	80	35,592
Shareholder reporting expense	915	4,575
Registration fees	62,613	109,445
Professional fees	7,503	11,895
Custody and accounting expense	13,725	91,500
Trustee fees	2,135	10,627
Miscellaneous expense	8,687	8,369
Interest expense	142	2,610
Total expenses	353,319	1,840,280
Waived and reimbursed fees	(93,141)	—
Net expenses	260,178	1,840,280
Net investment income	1,201,765	9,863,492
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(222,530)	(3,379,758)
Forward foreign currency contracts	—	2,896,677
Foreign currency related transactions	—	(188,589)
Futures	(103,490)	(827,389)
Swaps	—	1,648,437
Net realized gain (loss)	(326,020)	149,378
Net change in unrealized appreciation (depreciation) on:
Investments	(20,410)	(1,577,239)
Forward foreign currency contracts	—	695,269
Foreign currency related transactions	(3,194)	(46,577)
Futures	61,624	1,381,201
Swaps	—	(418,668)
Net change in unrealized appreciation (depreciation)	38,020	33,986
Net realized and unrealized gain (loss)	(288,000)	183,364
Increase in net assets resulting from operations	$913,765	$10,046,856
* Foreign taxes withheld	$—	$150

STATEMENTS OF CHANGES IN NET ASSETS

	Voya GNMA Income Fund		Voya High Yield Bond Fund
	Six Months Ended September 30, 2018 (Unaudited)	Year Ended March 31, 2018	Six Months Ended September 30, 2018 (Unaudited)	Year Ended March 31, 2018
FROM OPERATIONS:
Net investment income	$10,383,886	$19,980,483	$15,272,255	$35,222,981
Net realized gain (loss)	332,467	(2,626,433)	(2,353,977)	3,196,262
Net change in unrealized appreciation (depreciation)	(8,908,238)	(13,928,745)	2,816,984	(18,952,563)
Increase in net assets resulting from operations	1,808,115	3,425,305	15,735,262	19,466,680
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(4,939,014)	(10,106,929)	(1,369,310)	(3,138,988)
Class B(1)	—	(69)	—	(252)
Class C	(583,095)	(1,279,024)	(233,393)	(546,897)
Class I	(4,462,519)	(10,251,574)	(4,288,943)	(10,302,780)
Class P	—	—	(4,108,368)	(8,852,751)
Class P3	—	—	(6,904)	—
Class R	—	—	(27,378)	(25,086)
Class R6	—	—	(2,062,953)	(6,747,527)
Class W	(1,900,521)	(3,647,852)	(2,755,109)	(5,299,115)
Return of capital:
Class A	—	(1,082,283)	—	—
Class B(1)	—	(14)	—	—
Class C	—	(216,229)	—	—
Class I	—	(979,827)	—	—
Class W	—	(340,237)	—	—
Total distributions	(11,885,149)	(27,904,038)	(14,852,358)	(34,913,396)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	92,903,564	267,776,947	62,194,059	149,836,532
Reinvestment of distributions	10,192,968	23,476,744	14,246,100	33,876,783
	103,096,532	291,253,691	76,440,159	183,713,315
Cost of shares redeemed	(205,804,778)	(475,496,142)	(186,519,046)	(245,941,199)
Net decrease in net assets resulting from capital share transactions	(102,708,246)	(184,242,451)	(110,078,887)	(62,227,884)
Net decrease in net assets	(112,785,280)	(208,721,184)	(109,195,983)	(77,674,600)
NET ASSETS:
Beginning of year or period	1,018,603,753	1,227,324,937	562,602,292	640,276,892
End of year or period	$905,818,473	$1,018,603,753	$453,406,309	$562,602,292
Undistributed (distributions in excess of) net investment income or accumulated net investment loss at end of year or period	$(3,338,385)	$(1,837,122)	$740,795	$320,898

(1)
Class B converted to Class A on May 2, 2017.

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Intermediate Bond Fund		Voya Short Term Bond Fund
	Six Months Ended September 30, 2018 (Unaudited)	Year Ended March 31, 2018	Six Months Ended September 30, 2018 (Unaudited)	Year Ended March 31, 2018
FROM OPERATIONS:
Net investment income	$94,218,003	$134,885,423	$1,201,765	$1,924,930
Net realized loss	(40,843,552)	(13,547,707)	(326,020)	(138,863)
Net change in unrealized appreciation (depreciation)	(56,377,398)	(52,799,903)	38,020	(1,211,760)
Increase (decrease) in net assets resulting from operations	(3,002,947)	68,537,813	913,765	574,307
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(6,292,565)	(12,733,739)	(47,357)	(79,479)
Class B(1)	—	(343)	—	—
Class C	(318,796)	(606,983)	(3,062)	(7,726)
Class I	(50,175,578)	(65,615,541)	(107,925)	(146,758)
Class O	(437,843)	(911,822)	—	—
Class P3	(102,145)	—	(18,310)	—
Class R	(2,414,304)	(4,330,396)	(25)	(41)
Class R6	(25,948,527)	(38,088,023)	(973,545)	(1,746,823)
Class W	(5,756,647)	(22,233,186)	(3,297)	(1,855)
Total distributions	(91,446,405)	(144,520,033)	(1,153,521)	(1,982,682)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	1,758,348,371	2,710,166,493	32,658,456	57,436,254
Reinvestment of distributions	82,527,920	131,586,384	1,135,884	1,966,902
	1,840,876,291	2,841,752,877	33,794,340	59,403,156
Cost of shares redeemed	(1,236,987,096)	(1,016,350,016)	(26,112,403)	(45,055,464)
Net increase in net assets resulting from capital share transactions	603,889,195	1,825,402,861	7,681,937	14,347,692
Net increase in net assets	509,439,843	1,749,420,641	7,442,181	12,939,317
NET ASSETS:
Beginning of year or period	5,479,169,267	3,729,748,626	106,100,478	93,161,161
End of year or period	$5,988,609,110	$5,479,169,267	$113,542,659	$106,100,478
Undistributed (distributions in excess of) net investment income or accumulated net investment loss at end of year or period	$(1,508,989)	$(4,280,587)	$287,350	$239,106

(1)
Class B converted to Class A on May 2, 2017.

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Strategic Income Opportunities Fund
	Six Months Ended September 30, 2018 (Unaudited)	Year Ended March 31, 2018
FROM OPERATIONS:
Net investment income	$9,863,492	$9,168,230
Net realized gain	149,378	1,572,171
Net change in unrealized appreciation (depreciation)	33,986	(1,685,863)
Increase in net assets resulting from operations	10,046,856	9,054,538
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(914,514)	(862,932)
Class C	(172,182)	(139,932)
Class I	(5,897,943)	(3,325,705)
Class R	(105,103)	(149,738)
Class R6	(2,143,182)	(4,524,469)
Class W	(1,118,511)	(475,976)
Total distributions	(10,351,435)	(9,478,752)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	431,895,254	279,387,457
Reinvestment of distributions	7,960,503	4,708,772
	439,855,757	284,096,229
Cost of shares redeemed	(128,749,637)	(65,924,273)
Net increase in net assets resulting from capital share transactions	311,106,120	218,171,956
Net increase in net assets	310,801,541	217,747,742
NET ASSETS:
Beginning of year or period	377,880,862	160,133,120
End of year or period	$688,682,403	$377,880,862
Undistributed (distributions in excess of) net investment income or accumulated net investment loss at end of year or period	$(332,446)	$155,497

See Accompanying Notes to Financial Statements

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year or period.
		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya GNMA Income Fund
Class A
09-30-18+	8.25	0.09•	(0.08)	0.01	0.10	—	—	0.10	—	8.16	0.11	0.96	0.95	0.95	2.09	391,568	202
03-31-18	8.44	0.14•	(0.13)	0.01	0.18	—	0.02	0.20	—	8.25	0.08	0.95	0.95	0.95	1.66	435,118	367
03-31-17	8.63	0.08	(0.04)	0.04	0.13	0.01	0.09	0.23	—	8.44	0.44	0.93	0.93	0.93	1.02	513,223	580
03-31-16	8.70	0.13	0.06	0.19	0.17	—	0.09	0.26	—	8.63	2.21	0.93	0.93	0.93	1.39	630,448	508
03-31-15	8.62	0.16	0.22	0.38	0.26	—	0.04	0.30	—	8.70	4.40	0.92	0.92	0.92	1.85	521,226	511
03-31-14	8.95	0.24•	(0.27)	(0.03)	0.30	—	—	0.30	—	8.62	(0.35)	0.94	0.94	0.94	2.74	558,520	302
Class C
09-30-18+	8.21	0.05•	(0.07)	(0.02)	0.07	—	—	0.07	—	8.12	(0.27)	1.71	1.70	1.70	1.33	64,944	202
03-31-18	8.39	0.06	(0.10)	(0.04)	0.12	—	0.02	0.14	—	8.21	(0.56)	1.70	1.70	1.70	0.90	76,535	367
03-31-17	8.58	0.02	(0.05)	(0.03)	0.06	0.01	0.09	0.16	—	8.39	(0.37)	1.68	1.68	1.68	0.27	111,103	580
03-31-16	8.65	0.05•	0.07	0.12	0.10	—	0.09	0.19	—	8.58	1.46	1.68	1.68	1.68	0.64	108,278	508
03-31-15	8.57	0.09	0.22	0.31	0.19	—	0.04	0.23	—	8.65	3.62	1.67	1.67	1.67	1.11	83,809	511
03-31-14	8.90	0.17•	(0.27)	(0.10)	0.23	—	—	0.23	—	8.57	(1.12)	1.69	1.69	1.69	1.97	95,602	302
Class I
09-30-18+	8.26	0.10•	(0.07)	0.03	0.11	—	—	0.11	—	8.18	0.38	0.71	0.65	0.65	2.39	313,632	202
03-31-18	8.45	0.16•	(0.13)	0.03	0.20	—	0.02	0.22	—	8.26	0.37	0.70	0.65	0.65	1.95	350,326	367
03-31-17	8.64	0.10	(0.03)	0.07	0.16	0.01	0.09	0.26	—	8.45	0.76	0.64	0.64	0.64	1.29	461,076	580
03-31-16	8.71	0.14•	0.07	0.21	0.19	—	0.09	0.28	—	8.64	2.50	0.64	0.64	0.64	1.65	506,384	508
03-31-15	8.63	0.17•	0.23	0.40	0.28	—	0.04	0.32	—	8.71	4.70	0.65	0.65	0.65	1.94	223,920	511
03-31-14	8.96	0.26•	(0.27)	(0.01)	0.32	—	—	0.32	—	8.63	(0.09)	0.66	0.66	0.66	3.00	130,878	302
Class W
09-30-18+	8.27	0.10•	(0.08)	0.02	0.11	—	—	0.11	—	8.18	0.24	0.71	0.70	0.70	2.34	135,675	202
03-31-18	8.46	0.16•	(0.13)	0.03	0.20	—	0.02	0.22	—	8.27	0.33	0.70	0.70	0.70	1.92	156,625	367
03-31-17	8.65	0.12	(0.05)	0.07	0.16	0.01	0.09	0.26	—	8.46	0.72	0.68	0.68	0.68	1.26	141,853	580
03-31-16	8.72	0.14•	0.07	0.21	0.19	—	0.09	0.28	—	8.65	2.46	0.68	0.68	0.68	1.60	118,638	508
03-31-15	8.64	0.17•	0.23	0.40	0.28	—	0.04	0.32	—	8.72	4.66	0.67	0.67	0.67	2.00	49,838	511
03-31-14	8.97	0.26	(0.27)	(0.01)	0.32	—	—	0.32	—	8.64	(0.09)	0.69	0.69	0.69	3.00	33,180	302
Voya High Yield Bond Fund
Class A
09-30-18+	7.89	0.21•	0.03	0.24	0.21	—	—	0.21	—	7.92	3.07	1.09	1.09	1.09	5.41	52,027	17
03-31-18	8.11	0.43	(0.22)	0.21	0.43	—	—	0.43	—	7.89	2.52	1.07	1.07	1.07	5.27	52,994	40
03-31-17	7.62	0.41	0.50	0.91	0.42	—	—	0.42	—	8.11	12.13	1.06	1.06	1.06	5.23	60,927	41
03-31-16	8.14	0.41	(0.52)	(0.11)	0.41	—	—	0.41	—	7.62	(1.36)	1.07	1.07	1.07	5.23	78,352	22
03-31-15	8.49	0.42	(0.34)	0.08	0.43	—	—	0.43	—	8.14	0.98	1.09	1.10	1.10	5.10	75,588	37
03-31-14	8.34	0.44	0.16	0.60	0.45	—	—	0.45	—	8.49	7.49	1.08	1.10	1.10	5.34	79,309	47
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya High Yield Bond Fund (continued)
Class C
09-30-18+	7.89	0.18•	0.03	0.21	0.18	—	—	0.18	—	7.92	2.68	1.84	1.84	1.84	4.67	13,392	17
03-31-18	8.11	0.37	(0.23)	0.14	0.36	—	—	0.36	—	7.89	1.75	1.82	1.82	1.82	4.52	10,513	40
03-31-17	7.61	0.36	0.50	0.86	0.36	—	—	0.36	—	8.11	11.45	1.81	1.81	1.81	4.49	13,113	41
03-31-16	8.14	0.35	(0.53)	(0.18)	0.35	—	—	0.35	—	7.61	(2.24)	1.82	1.82	1.82	4.48	12,677	22
03-31-15	8.49	0.36	(0.34)	0.02	0.37	—	—	0.37	—	8.14	0.21	1.84	1.85	1.85	4.35	13,568	37
03-31-14	8.34	0.38	0.16	0.54	0.39	—	—	0.39	—	8.49	6.69	1.83	1.85	1.85	4.59	15,051	47
Class I
09-30-18+	7.88	0.23•	0.02	0.25	0.22	—	—	0.22	—	7.91	3.25	0.74	0.74	0.74	5.76	147,404	17
03-31-18	8.10	0.46	(0.23)	0.23	0.45	—	—	0.45	—	7.88	2.87	0.72	0.72	0.72	5.62	149,279	40
03-31-17	7.61	0.44	0.49	0.93	0.44	—	—	0.44	—	8.10	12.54	0.71	0.71	0.71	5.56	204,818	41
03-31-16	8.14	0.44	(0.53)	(0.09)	0.44	—	—	0.44	—	7.61	(1.12)	0.69	0.69	0.69	5.63	352,052	22
03-31-15	8.48	0.46	(0.34)	0.12	0.46	—	—	0.46	—	8.14	1.48	0.68	0.69	0.69	5.51	233,374	37
03-31-14	8.33	0.48	0.15	0.63	0.48	—	—	0.48	—	8.48	7.89	0.68	0.70	0.70	5.74	223,686	47
Class P
09-30-18+	7.90	0.25•	0.02	0.27	0.25	—	—	0.25	—	7.92	3.43	0.68	0.07	0.07	6.42	128,487	17
03-31-18	8.11	0.51	(0.22)	0.29	0.50	—	—	0.50	—	7.90	3.63	0.66	0.06	0.06	6.28	132,713	40
03-31-17	7.61	0.50	0.49	0.99	0.49	—	—	0.49	—	8.11	13.36	0.66	0.07	0.07	6.25	149,606	41
03-31-16	8.14	0.49	(0.53)	(0.04)	0.49	—	—	0.49	—	7.61	(0.51)	0.67	0.06	0.06	6.23	104,009	22
03-31-15	8.48	0.51	(0.34)	0.17	0.51	—	—	0.51	—	8.14	2.09	0.68	0.07	0.07	6.13	145,332	37
06-14-13(4) - 03-31-14	8.23	0.42•	0.25	0.67	0.42	—	—	0.42	—	8.48	8.40	0.68	0.07	0.07	6.35	81,146	47
Class P3
06-01-18(4) - 09-30-18+	7.85	0.16•	0.06	0.22	0.15	—	—	0.15	—	7.92	2.87	0.68	0.00*	0.00*	6.16	3	17
Class R
09-30-18+	7.90	0.20•	0.03	0.23	0.20	—	—	0.20	—	7.93	2.94	1.34	1.34	1.34	5.13	1,161	17
03-31-18	8.11	0.41	(0.21)	0.20	0.41	—	—	0.41	—	7.90	2.39	1.32	1.32	1.32	5.00	791	40
03-31-17	7.62	0.40	0.49	0.89	0.40	—	—	0.40	—	8.11	11.85	1.31	1.31	1.31	4.99	267	41
03-31-16	8.15	0.39	(0.53)	(0.14)	0.39	—	—	0.39	—	7.62	(1.71)	1.32	1.32	1.32	5.00	323	22
03-31-15	8.49	0.42	(0.34)	0.08	0.42	—	—	0.42	—	8.15	0.91	1.34	1.34	1.34	4.93	181	37
01-30-14(4) - 03-31-14	8.38	0.08•	0.10	0.18	0.07	—	—	0.07	—	8.49	2.17	1.33	1.33	1.33	5.50	3	47
Class R6
09-30-18+	7.89	0.23•	0.02	0.25	0.22	—	—	0.22	—	7.92	3.23	0.68	0.68	0.68	5.74	9,426	17
03-31-18	8.10	0.46	(0.22)	0.24	0.45	—	—	0.45	—	7.89	2.97	0.66	0.66	0.66	5.67	117,343	40
08-03-16(4) - 03-31-17	7.89	0.30•	0.20	0.50	0.29	—	—	0.29	—	8.10	6.39	0.66	0.66	0.66	5.74	120,605	41
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya High Yield Bond Fund (continued)
Class W
09-30-18+	7.90	0.22•	0.03	0.25	0.22	—	—	0.22	—	7.93	3.20	0.84	0.84	0.84	5.65	101,506	17
03-31-18	8.12	0.45	(0.22)	0.23	0.45	—	—	0.45	—	7.90	2.78	0.82	0.82	0.82	5.51	98,970	40
03-31-17	7.63	0.44	0.49	0.93	0.44	—	—	0.44	—	8.12	12.40	0.81	0.81	0.81	5.49	90,878	41
03-31-16	8.15	0.43	(0.52)	(0.09)	0.43	—	—	0.43	—	7.63	(1.08)	0.82	0.82	0.82	5.51	82,981	22
03-31-15	8.50	0.45	(0.35)	0.10	0.45	—	—	0.45	—	8.15	1.26	0.84	0.85	0.85	5.37	48,426	37
03-31-14	8.35	0.47	0.16	0.63	0.48	—	—	0.48	—	8.50	7.78	0.83	0.85	0.85	5.60	20,090	47
Voya Intermediate Bond Fund
Class A
09-30-18+	9.90	0.15•	(0.17)	(0.02)	0.14	—	—	0.14	—	9.74	(0.17)	0.70	0.70	0.70	3.00	409,953	194††
03-31-18	10.01	0.27	(0.09)	0.18	0.29	—	—	0.29	—	9.90	1.75	0.67	0.67	0.67	2.63	444,865	482††
03-31-17	10.09	0.27	(0.05)	0.22	0.30	—	—	0.30	—	10.01	2.19	0.65	0.65	0.65	2.65	436,938	403††
03-31-16	10.23	0.26	(0.15)	0.11	0.25	—	—	0.25	—	10.09	1.12	0.65	0.65	0.65	2.57	490,902	465††
03-31-15	9.91	0.24	0.36	0.60	0.28	—	—	0.28	—	10.23	6.09	0.66	0.66	0.66	2.41	995,117	587††
03-31-14	10.09	0.31•	(0.20)	0.11	0.29	—	—	0.29	—	9.91	1.11	0.70	0.70	0.70	3.16	535,194	525††
Class C
09-30-18+	9.89	0.11•	(0.17)	(0.06)	0.11	—	—	0.11	—	9.72	(0.64)	1.45	1.45	1.45	2.25	31,226	194††
03-31-18	10.00	0.19	(0.09)	0.10	0.21	—	—	0.21	—	9.89	0.99	1.42	1.42	1.42	1.89	30,922	482††
03-31-17	10.07	0.19	(0.04)	0.15	0.22	—	—	0.22	—	10.00	1.53	1.40	1.40	1.40	1.91	28,270	403††
03-31-16	10.21	0.18	(0.14)	0.04	0.18	—	—	0.18	—	10.07	0.37	1.40	1.40	1.40	1.85	31,945	465††
03-31-15	9.90	0.17	0.34	0.51	0.20	—	—	0.20	—	10.21	5.21	1.41	1.41	1.41	1.68	32,593	587††
03-31-14	10.07	0.24	(0.20)	0.04	0.21	—	—	0.21	—	9.90	0.44	1.45	1.45	1.45	2.32	26,604	525††
Class I
09-30-18+	9.90	0.16•	(0.17)	(0.01)	0.16	—	—	0.16	—	9.73	(0.10)	0.36	0.36	0.36	3.36	3,425,087	194††
03-31-18	10.01	0.30	(0.09)	0.21	0.32	—	—	0.32	—	9.90	2.09	0.35	0.35	0.35	2.96	2,510,746	482††
03-31-17	10.08	0.30	(0.04)	0.26	0.33	—	—	0.33	—	10.01	2.63	0.33	0.33	0.33	3.00	1,578,844	403††
03-31-16	10.23	0.29	(0.16)	0.13	0.28	—	—	0.28	—	10.08	1.36	0.32	0.32	0.32	2.93	1,137,655	465††
03-31-15	9.91	0.28	0.35	0.63	0.31	—	—	0.31	—	10.23	6.46	0.32	0.32	0.32	2.76	613,643	587††
03-31-14	10.08	0.35	(0.20)	0.15	0.32	—	—	0.32	—	9.91	1.56	0.33	0.33	0.33	3.48	408,114	525††
Class O
09-30-18+	9.90	0.15•	(0.17)	(0.02)	0.14	—	—	0.14	—	9.74	(0.17)	0.70	0.70	0.70	3.00	28,703	194††
03-31-18	10.01	0.27	(0.09)	0.18	0.29	—	—	0.29	—	9.90	1.75	0.67	0.67	0.67	2.63	30,752	482††
03-31-17	10.09	0.27	(0.05)	0.22	0.30	—	—	0.30	—	10.01	2.19	0.65	0.65	0.65	2.66	32,404	403††
03-31-16	10.23	0.26	(0.15)	0.11	0.25	—	—	0.25	—	10.09	1.12	0.65	0.65	0.65	2.59	33,928	465††
03-31-15	9.92	0.25	0.34	0.59	0.28	—	—	0.28	—	10.23	6.01	0.66	0.66	0.66	2.43	36,329	587††
03-31-14	10.09	0.31	(0.19)	0.12	0.29	—	—	0.29	—	9.92	1.21	0.70	0.70	0.70	3.09	37,673	525††
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Intermediate Bond Fund (continued)
Class P3
06-01-18(4) - 09-30-18+	9.80	0.12•	(0.06)	0.06	0.12	—	—	0.12	—	9.74	0.57	0.31	0.00*	0.00*	3.53	9,225	194††
Class R
09-30-18+	9.92	0.14•	(0.18)	(0.04)	0.13	—	—	0.13	—	9.75	(0.39)	0.95	0.95	0.95	2.75	174,412	194††
03-31-18	10.02	0.24	(0.08)	0.16	0.26	—	—	0.26	—	9.92	1.60	0.92	0.92	0.92	2.38	186,904	482††
03-31-17	10.10	0.24	(0.04)	0.20	0.28	—	—	0.28	—	10.02	1.93	0.90	0.90	0.90	2.42	166,268	403††
03-31-16	10.24	0.23	(0.14)	0.09	0.23	—	—	0.23	—	10.10	0.88	0.90	0.90	0.90	2.36	145,437	465††
03-31-15	9.93	0.22	0.34	0.56	0.25	—	—	0.25	—	10.24	5.71	0.91	0.91	0.91	2.08	121,657	587††
03-31-14	10.10	0.30	(0.20)	0.10	0.27	—	—	0.27	—	9.93	0.96	0.95	0.95	0.95	2.82	11,139	525††
Class R6
09-30-18+	9.90	0.17•	(0.18)	(0.01)	0.16	—	—	0.16	—	9.73	(0.09)	0.31	0.31	0.31	3.39	1,695,603	194††
03-31-18	10.00	0.31	(0.09)	0.22	0.32	—	—	0.32	—	9.90	2.20	0.31	0.31	0.31	3.00	1,514,795	482††
03-31-17	10.08	0.30	(0.04)	0.26	0.34	—	—	0.34	—	10.00	2.54	0.31	0.31	0.31	3.01	832,462	403††
03-31-16	10.22	0.29	(0.15)	0.14	0.28	—	—	0.28	—	10.08	1.47	0.31	0.31	0.31	2.97	605,884	465††
03-31-15	9.91	0.28	0.34	0.62	0.31	—	—	0.31	—	10.22	6.38	0.31	0.31	0.31	2.77	371,049	587††
05-31-13(4) - 03-31-14	10.02	0.29•	(0.13)	0.16	0.27	—	—	0.27	—	9.91	1.67	0.33	0.33	0.33	3.52	241,001	525††
Class W
09-30-18+	9.89	0.16•	(0.16)	0.00*	0.16	—	—	0.16	—	9.73	(0.04)	0.45	0.45	0.45	3.23	214,400	194††
03-31-18	10.00	0.29	(0.09)	0.20	0.31	—	—	0.31	—	9.89	2.00	0.42	0.42	0.42	2.89	760,186	482††
03-31-17	10.07	0.29	(0.03)	0.26	0.33	—	—	0.33	—	10.00	2.54	0.40	0.40	0.40	2.92	654,374	403††
03-31-16	10.22	0.28	(0.15)	0.13	0.28	—	—	0.28	—	10.07	1.28	0.40	0.40	0.40	2.87	588,181	465††
03-31-15	9.90	0.27	0.35	0.62	0.30	—	—	0.30	—	10.22	6.36	0.41	0.41	0.41	2.67	462,779	587††
03-31-14	10.07	0.33•	(0.19)	0.14	0.31	—	—	0.31	—	9.90	1.46	0.45	0.45	0.45	3.39	354,894	525††
Voya Short Term Bond Fund
Class A
09-30-18+	9.72	0.10•	(0.03)	0.07	0.09	—	—	0.09	—	9.70	0.73	0.93	0.77	0.77	1.99	5,756	69
03-31-18	9.84	0.16	(0.12)	0.04	0.16	—	—	0.16	—	9.72	0.35	0.88	0.77	0.77	1.55	2,618	165
03-31-17	9.88	0.12•	(0.01)	0.11	0.15	—	—	0.15	—	9.84	1.16	0.85	0.76	0.76	1.18	4,894	227
03-31-16	9.97	0.13•	(0.06)	0.07	0.16	—	—	0.16	—	9.88	0.67	0.96	0.80	0.80	1.28	9,658	109
03-31-15	10.01	0.13	(0.01)	0.12	0.16	—	—	0.16	—	9.97	1.20	0.89	0.80	0.80	1.31	303	95
03-31-14	10.01	0.11•	0.03	0.14	0.14	—	—	0.14	—	10.01	1.43	0.91	0.80	0.80	1.12	173	116
Class C
09-30-18+	9.72	0.06•	(0.03)	0.03	0.05	—	—	0.05	—	9.70	0.35	1.68	1.52	1.52	1.21	473	69
03-31-18	9.84	0.08	(0.12)	(0.04)	0.08	—	—	0.08	—	9.72	(0.40)	1.63	1.52	1.52	0.81	728	165
03-31-17	9.88	0.04	0.00*	0.04	0.08	—	—	0.08	—	9.84	0.40	1.60	1.51	1.51	0.45	1,079	227
03-31-16	9.98	0.06	(0.08)	(0.02)	0.08	—	—	0.08	—	9.88	(0.19)	1.71	1.55	1.55	0.51	898	109
03-31-15	10.02	0.05	(0.01)	0.04	0.08	—	—	0.08	—	9.98	0.44	1.64	1.55	1.55	0.56	344	95
03-31-14	9.99	0.03	0.04	0.07	0.04	—	—	0.04	—	10.02	0.73	1.66	1.55	1.55	0.35	352	116
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Short Term Bond Fund (continued)
Class I
09-30-18+	9.71	0.11•	(0.03)	0.08	0.10	—	—	0.10	—	9.69	0.87	0.78	0.50	0.50	2.25	10,005	69
03-31-18	9.84	0.18	(0.13)	0.05	0.18	—	—	0.18	—	9.71	0.55	0.71	0.51	0.51	1.84	9,578	165
03-31-17	9.88	0.15	(0.01)	0.14	0.18	—	—	0.18	—	9.84	1.46	0.67	0.50	0.50	1.46	12,921	227
03-31-16	9.98	0.16	(0.08)	0.08	0.18	—	—	0.18	—	9.88	0.85	0.63	0.50	0.50	1.53	9,954	109
03-31-15	10.02	0.17	(0.02)	0.15	0.19	—	—	0.19	—	9.98	1.50	0.59	0.50	0.50	1.63	7,416	95
03-31-14	10.00	0.11•	0.06	0.17	0.15	—	—	0.15	—	10.02	1.74	0.61	0.50	0.50	1.13	4,419	116
Class P3
06-01-18(4) - 09-30-18+	9.71	0.09•	(0.01)	0.08	0.09	—	—	0.09	—	9.70	0.79	0.63	0.00*	0.00*	2.72	2,312	69
Class R
09-30-18+	9.72	0.08•	(0.02)	0.06	0.08	—	—	0.08	—	9.70	0.60	1.18	1.02	1.02	1.72	3	69
03-31-18	9.84	0.13	(0.12)	0.01	0.13	—	—	0.13	—	9.72	0.10	1.13	1.02	1.02	1.33	3	165
03-31-17	9.88	0.09	0.00*	0.09	0.13	—	—	0.13	—	9.84	0.89	1.10	1.01	1.01	0.93	3	227
03-31-16	9.97	0.10	(0.06)	0.04	0.13	—	—	0.13	—	9.88	0.40	1.21	1.05	1.05	0.97	3	109
07-31-14(4) - 03-31-15	9.99	0.07•	0.00*	0.07	0.09	—	—	0.09	—	9.97	0.72	1.14	1.05	1.05	1.00	3	95
Class R6
09-30-18+	9.72	0.11•	(0.03)	0.08	0.11	—	—	0.11	—	9.69	0.79	0.63	0.47	0.47	2.28	94,741	69
03-31-18	9.84	0.18	(0.11)	0.07	0.19	—	—	0.19	—	9.72	0.68	0.59	0.48	0.48	1.85	93,094	165
03-31-17	9.89	0.14	0.00*	0.14	0.19	—	—	0.19	—	9.84	1.39	0.56	0.47	0.47	1.47	73,871	227
03-31-16	9.98	0.15	(0.05)	0.10	0.19	—	—	0.19	—	9.89	0.98	0.55	0.47	0.47	1.55	110,520	109
03-31-15	10.02	0.16	(0.01)	0.15	0.19	—	—	0.19	—	9.98	1.53	0.54	0.47	0.47	1.63	133,098	95
07-31-13(4) - 03-31-14	9.98	0.09•	0.06	0.15	0.11	—	—	0.11	—	10.02	1.49	0.55	0.47	0.47	1.31	169,497	116
Class W
09-30-18+	9.72	0.11•	(0.02)	0.09	0.10	—	—	0.10	—	9.71	0.95	0.68	0.52	0.52	2.25	252	69
03-31-18	9.85	0.18•	(0.13)	0.05	0.18	—	—	0.18	—	9.72	0.50	0.63	0.52	0.52	1.83	79	165
03-31-17	9.89	0.14•	0.00*	0.14	0.18	—	—	0.18	—	9.85	1.41	0.60	0.51	0.51	1.42	393	227
03-31-16	9.98	0.17	(0.08)	0.09	0.18	—	—	0.18	—	9.89	0.91	0.71	0.55	0.55	1.61	531	109
03-31-15	10.02	0.15•	(0.01)	0.14	0.18	—	—	0.18	—	9.98	1.41	0.64	0.55	0.55	1.46	3	95
03-31-14	10.01	0.12	0.05	0.17	0.16	—	—	0.16	—	10.02	1.70	0.66	0.55	0.55	1.24	3	116
Voya Strategic Income Opportunities Fund
Class A
09-30-18+	10.16	0.17•	0.00*	0.17	0.18	—	—	0.18	—	10.15	1.69	0.97	0.97	0.97	3.44	85,173	60
03-31-18	10.12	0.37	0.03	0.40	0.36	—	—	0.36	—	10.16	4.01	1.13	1.05	1.05	3.52	30,921	103
03-31-17	9.94	0.42•	0.24	0.66	0.48	—	—	0.48	—	10.12	6.82	1.22	1.06	1.06	4.17	11,255	68
03-31-16	9.97	0.30•	(0.27)	0.03	0.06	—	—	0.06	—	9.94	0.25	1.25	1.01	1.01	2.99	1,492	83
03-31-15	9.93	0.34•	0.05	0.39	0.35	—	—	0.35	—	9.97	3.97	2.75	1.03	1.03	3.40	438	158
03-31-14	10.16	0.50•	(0.29)	0.21	0.44	—	—	0.44	—	9.93	2.21	4.23	0.87	0.87	5.11	309	338
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Strategic Income Opportunities Fund (continued)
Class C
09-30-18+	10.00	0.13•	0.01	0.14	0.14	—	—	0.14	—	10.00	1.41	1.72	1.72	1.72	2.68	15,682	60
03-31-18	9.96	0.29	0.03	0.32	0.28	—	—	0.28	—	10.00	3.24	1.88	1.80	1.80	2.79	8,150	103
03-31-17	9.78	0.33•	0.25	0.58	0.40	—	—	0.40	—	9.96	6.05	1.97	1.81	1.81	3.38	1,893	68
03-31-16	9.85	0.22•	(0.28)	(0.06)	0.01	—	—	0.01	—	9.78	(0.57)	2.00	1.76	1.76	2.25	421	83
03-31-15	9.86	0.26•	0.05	0.31	0.32	—	—	0.32	—	9.85	3.22	3.50	1.78	1.78	2.61	170	158
03-31-14	10.14	0.36•	(0.25)	0.11	0.39	—	—	0.39	—	9.86	1.18	4.98	1.62	1.62	3.63	48	338
Class I
09-30-18+	10.21	0.19•	0.00*	0.19	0.20	—	—	0.20	—	10.20	1.92	0.62	0.62	0.62	3.78	413,166	60
03-31-18	10.18	0.40•	0.04	0.44	0.41	—	—	0.41	—	10.21	4.37	0.78	0.70	0.70	3.87	194,924	103
03-31-17	9.99	0.45•	0.27	0.72	0.53	—	—	0.53	—	10.18	7.38	0.85	0.69	0.69	4.51	27,339	68
03-31-16	9.98	0.38•	(0.29)	0.09	0.08	—	—	0.08	—	9.99	0.91	0.87	0.63	0.63	3.77	6,046	83
03-31-15	9.94	0.38	0.04	0.42	0.38	—	—	0.38	—	9.98	4.29	2.36	0.64	0.64	3.78	5,453	158
03-31-14	10.17	0.44	(0.22)	0.22	0.45	—	—	0.45	—	9.94	2.26	3.84	0.48	0.48	4.42	5,264	338
Class R
09-30-18+	10.08	0.16•	0.00*	0.16	0.17	—	—	0.17	—	10.07	1.57	1.22	1.22	1.22	3.17	7,962	60
03-31-18	10.04	0.33	0.04	0.37	0.33	—	—	0.33	—	10.08	3.76	1.38	1.30	1.30	3.26	5,168	103
03-31-17	9.86	0.37	0.26	0.63	0.45	—	—	0.45	—	10.04	6.57	1.47	1.31	1.31	3.82	3,955	68
03-31-16	9.90	0.30•	(0.28)	0.02	0.06	—	—	0.06	—	9.86	0.17	1.50	1.26	1.26	3.05	3,397	83
03-31-15	9.91	0.31•	0.05	0.36	0.37	—	—	0.37	—	9.90	3.70	3.00	1.28	1.28	3.12	330	158
03-31-14	10.15	0.38	(0.23)	0.15	0.39	—	—	0.39	—	9.91	1.57	4.48	1.12	1.12	3.77	3	338
Class R6
09-30-18+	10.19	0.19•	0.01	0.20	0.21	—	—	0.21	—	10.18	1.94	0.59	0.59	0.59	3.77	56,462	60
03-31-18	10.16	0.40	0.04	0.44	0.41	—	—	0.41	—	10.19	4.41	0.74	0.66	0.66	3.88	112,151	103
03-31-17	9.99	0.45	0.25	0.70	0.53	—	—	0.53	—	10.16	7.21	0.83	0.67	0.67	4.46	111,530	68
10-23-15(4) - 03-31-16	10.05	0.16•	(0.14)	0.02	0.08	—	—	0.08	—	9.99	0.21	0.87	0.63	0.63	3.70	109,630	83
Class W
09-30-18+	10.13	0.19•	(0.01)	0.18	0.19	—	—	0.19	—	10.12	1.82	0.72	0.72	0.72	3.70	110,238	60
03-31-18	10.09	0.39	0.04	0.43	0.39	—	—	0.39	—	10.13	4.27	0.88	0.80	0.80	3.77	26,567	103
03-31-17	9.90	0.44•	0.26	0.70	0.51	—	—	0.51	—	10.09	7.19	0.97	0.81	0.81	4.38	4,161	68
03-31-16	9.96	0.33•	(0.31)	0.02	0.08	—	—	0.08	—	9.90	0.17	1.00	0.76	0.76	3.33	54	83
03-31-15	9.89	0.36	0.05	0.41	0.34	—	—	0.34	—	9.96	4.24	2.50	0.78	0.78	3.60	3	158
03-31-14	10.17	0.43•	(0.26)	0.17	0.45	—	—	0.45	—	9.89	1.72	3.98	0.62	0.62	4.29	3	338

(1)
Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges or contingent deferred sales charges, if applicable. Total return for periods less than one year is not annualized.

(2)
Annualized for periods less than one year.

See Accompanying Notes to Financial Statements

Financial Highlights (continued)

(3)
Ratios reflect operating expenses of a Fund. Expenses before reductions/additions do not reflect amounts reimbursed or recouped by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor or recoupment of previously reimbursed fees by an Investment Adviser, but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.

(4)
Commencement of operations.

+
Unaudited.

•
Calculated using average number of shares outstanding throughout the year or period.

*
Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

††
The Fund’s use of treasury securities and “to be announced” (TBA) securities contribute significantly to the portfolio turnover rate. Excluding all purchase and sale transactions involving treasury securities and TBAs, the Fund’s portfolio turnover rate was 19% for the period ended September 30, 2018 and 32%, 50%, 33%, 31% and 68% for the fiscal years ended March 31, 2018, 2017, 2016, 2015, 2014, respectively. The Fund’s strategies involving treasury securities and TBA securities are employed to increase liquidity and to manage interest rate risk while not changing the economic exposure to treasury and mortgage backed securities. The Fund invests in treasury securities and may purchase and sell treasury securities to manage the duration of the Fund and for hedging purposes when selling or buying corporate bonds. In addition, the Fund commonly employs an investment strategy involving the purchase of the most recently issued treasury security with a particular time to maturity while selling its position in a previously issued treasury security with a substantially similar time to maturity. This strategy is employed in order for the Fund to own the most liquid treasury security available for a given time to maturity. The Fund also invests in TBA securities whereby the actual identity of the securities to be delivered at settlement is not specified, but rather the general characteristics of the securities are agreed to (i.e. issuer, mortgage type, maturity, coupon and month of settlement). The Fund may engage in rolling strategies with TBAs whereby the Fund seeks to extend the expiration or maturity of a TBA position by closing out the position before expiration and simultaneously opening a new position that has substantially similar terms except for a later expiration date. Such rolls enable the Fund to maintain continuous investment exposure to an underlying asset beyond the expiration of the initial position without delivery of the underlying asset.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS as of September 30, 2018 (Unaudited)

NOTE 1 — ORGANIZATION
Voya Funds Trust (“Trust”) is a Delaware statutory trust and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust was organized on August 6, 1998 and was established under a Trust Instrument dated July 30, 1998. It consists of six separately managed series. This report is for: Voya GNMA Income Fund (“GNMA Income”), Voya High Yield Bond Fund (“High Yield Bond”), Voya Intermediate Bond Fund (“Intermediate Bond”), Voya Short Term Bond Fund (“Short Term Bond”) and Voya Strategic Income Opportunities Fund (“Strategic Income Opportunities”) (each, a “Fund” and collectively, the “Funds”). Each Fund is a diversified series of the Trust.
Each Fund offers at least four or more of the following classes of shares: Class A, Class C, Class I, Class O, Class P, Class P3, Class R, Class R6 and Class W. The separate classes of shares differ principally in the applicable sales charges (if any), transfer agent fees, distribution fees and shareholder servicing fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders are allocated the common expenses of a fund and earn income and realized gains/losses from a fund pro rata based on the daily ending net assets of each class, without discrimination between share classes. Expenses that are specific to a fund or a class are charged directly to that fund or class. Other operating expenses shared by several funds are generally allocated among those funds based on average net assets. Dividends are determined separately for each class based on income and expenses allocated to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of the distribution. Differences in per share dividend rates generally result from the differences in separate class expenses, including distribution, and shareholder servicing fees.
Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Funds. Voya Investment Management Co. LLC (“Voya IM”), a Delaware limited liability company, serves as the sub-adviser to the Funds. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Funds.
NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements. Each Fund is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.
A. Security Valuation. Each Fund is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share for each class of each Fund is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The data reflected on the consolidated tape provided by the CTA is generated by various market centers, including all securities exchanges, electronic communications networks, and third-market broker-dealers. The NAV per share of each class of each Fund is calculated by taking the value of the Fund’s assets attributable to that class, subtracting the Fund’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when a Fund is closed for business, Fund shares will not be priced and a Fund does not transact purchase and redemption orders. To the extent a Fund’s assets are traded in other markets on days when a Fund does not price its shares, the value of a Fund’s assets will likely change and you will not be able to purchase or redeem shares of a Fund.
Assets for which market quotations are readily available are valued at market value. A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded or, if such price is not available, at the last sale price as of the Market Close for such security provided by the CTA. Bank loans are valued at the average of the averages of the bid and ask prices provided to an independent loan pricing service by brokers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded.
When a market quotation is not readily available or is deemed unreliable, each Fund will determine a fair value for the relevant asset in accordance with procedures adopted by the Funds’ Board of Trustees (“Board”). Such procedures provide, for example, that: (a) Exchange-traded securities are valued at the mean of the closing bid

NOTES TO FINANCIAL STATEMENTS as of September 30, 2018 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

and ask; (b) Debt obligations are valued using an evaluated price provided by an independent pricing service. Evaluated prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect factors such as institution-size trading in similar groups of securities, developments related to specific securities, benchmark yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data; (c) Securities traded in the over-the-counter (“OTC”) market are valued based on prices provided by independent pricing services or market makers; (d) Options not listed on an exchange are valued by an independent source using an industry accepted model, such as Black-Scholes; (e) Centrally cleared swap agreements are valued using a price provided by the central counterparty clearinghouse; (f) OTC swap agreements are valued using a price provided by an independent pricing service; (g) Forward foreign currency exchange contracts are valued utilizing current and forward rates obtained from an independent pricing service. Such prices from the third party pricing service are for specific settlement periods and each Fund’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent period reported by the independent pricing service; and (h) Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by brokers.
The prospectuses of the open-end registered investment companies in which each Fund may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.
Foreign securities’ (including forward foreign currency exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close. If market quotations are available and believed to be reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. An independent pricing service determines the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of Market Close. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be valued by the independent pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and Market Close. Multiple factors may be considered by the independent pricing service in determining the value of such securities and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures.
All other assets for which market quotations are not readily available or became unreliable (or if the above fair valuation methods are unavailable or determined to be unreliable) are valued at fair value as determined in good faith by or under the supervision of the Board following procedures approved by the Board. The Board has delegated to the Investment Adviser responsibility for overseeing the implementation of the Funds’ valuation procedures; a “Pricing Committee” comprised of employees of the Investment Adviser or its affiliates has responsibility for applying the fair valuation methods set forth in the procedures and, if a fair valuation cannot be determined pursuant to the fair valuation methods, determining the fair value of assets held by the Funds. Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of fair valuation, the values used to determine each Fund’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in each Fund.
Each investment asset or liability of the Funds is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and significant unobservable inputs, including the sub-adviser’s or Pricing Committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3”. The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Funds’ investments under these levels of classification is included following the Portfolios of Investments.
GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes

NOTES TO FINANCIAL STATEMENTS as of September 30, 2018 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The beginning of period timing recognition is used for the transfers between levels of a Fund’s assets and liabilities. A reconciliation of Level 3 investments is presented only when a Fund has a significant amount of Level 3 investments.
B. Securities Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Funds. Premium amortization and discount accretion are determined by the effective yield method.
C. Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:
(1)
Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close.

(2)
Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at Market Close, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities that are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities’ current market values. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.
Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. The foregoing risks are even greater with respect to securities of issuers in emerging markets.
D. Risk Exposures and the Use of Derivative Instruments. The Funds’ investment objectives permit them to enter into various types of derivatives contracts, including, but not limited to, forward foreign currency exchange contracts, futures, purchased options, written options, and swaps. In doing so, the Funds will employ strategies in differing combinations to permit them to increase or decrease the level of risk, or change the level or types of exposure to risk factors. This may allow the Funds to pursue their objectives more quickly, and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market or credit factors.
In pursuit of their investment objectives, the Funds may seek to increase or decrease their exposure to the following market or credit risk factors:
Credit Risk. The price of a bond or other debt instrument is likely to fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay its financial obligations altogether.
Equity Risk. Stock prices may be volatile or have reduced liquidity in response to real or perceived impacts of factors including, but not limited to, economic conditions, changes in market interest rates, and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to costs and impair the ability of a Fund to achieve its investment objectives.

NOTES TO FINANCIAL STATEMENTS as of September 30, 2018 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Foreign Exchange Rate Risk. To the extent that a Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged by a Fund through foreign currency exchange transactions.
Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in market interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, by the imposition of currency controls, or other political or economic developments in the United States or abroad.
Interest Rate Risk. With bonds and other fixed rate debt instruments, a rise in market interest rates generally causes values to fall; conversely, values generally rise as market interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate paid by the securities is a floating rate, which generally will decrease when the market rate of interest to which the inverse security is indexed increases and will increase when the market rate of interest to which the inverse security is indexed decreases. As of the date of this report, market interest rates in the United States are at or near historic lows, which may increase a Fund’s exposure to risks associated with rising market interest rates. Rising market interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. For a fund that invests in fixed-income securities, an increase in market interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain investments, adversely affect values, and increase costs. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed-income markets. Further, recent and potential changes in government policy may affect interest rates.
Risks of Investing in Derivatives. The Funds’ use of derivatives can result in losses due to unanticipated changes in the market or credit risk factors and the overall market. In instances where the Funds are using derivatives to decrease, or hedge, exposures to market or credit risk factors for securities held by a Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.
Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in market interest rates and liquidity and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by a Fund. Therefore, the purchase of certain derivatives may have an economic leveraging effect on a Fund and exaggerate any increase or decrease in the NAV. Derivatives may not perform as expected, so a Fund may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. When used as an alternative or substitute for direct cash investments, the return provided by the derivative may not provide the same return as direct cash investment. In addition, given their complexity, derivatives expose a Fund to the risk of improper valuation.
Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Derivatives include, among other things, swap agreements, options, forwards and futures. Investments in derivatives are generally negotiated OTC with a single counterparty and as a result are subject to credit risks related to the counterparty’s ability or willingness to perform its obligations; any deterioration in the counterparty’s creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause a Fund to hold a security it might otherwise sell, or to sell a security it otherwise might hold at inopportune times or at an unanticipated price. A manager might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market’s movements and may have unexpected or undesired results such as a loss or a reduction in gains.
The U.S. government has enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting, and registration requirements. The European Union is (and other countries outside of the European Union are) implementing similar requirements, which will affect a Fund when it enters into a derivatives transaction with a counterparty organized in that country or otherwise subject to that country’s derivatives regulations. Because these requirements are new and evolving (and some of the rules are not yet final), their ultimate impact

NOTES TO FINANCIAL STATEMENTS as of September 30, 2018 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

remains unclear. Central clearing is expected to reduce counterparty risk and increase liquidity, however, there is no assurance that it will achieve that result, and in the meantime, central clearing and related requirements expose a Fund to new kinds of costs and risks.
Counterparty Credit Risk and Credit Related Contingent Features. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. The Funds’ derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Funds intend to enter into financial transactions with counterparties that they believe to be creditworthy at the time of the transaction. To reduce this risk, the Funds generally enter into master netting arrangements, established within the Funds’ International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreements (“Master Agreements”). These agreements are with select counterparties and they govern transactions, including certain OTC derivative and forward foreign currency contracts, entered into by the Funds and the counterparty. The Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable Master Agreement.
The Funds may also enter into collateral agreements with certain counterparties to further mitigate credit risk associated with OTC derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to or from the Funds is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.
As of September 30, 2018, the maximum amount of loss that Intermediate Bond and Strategic Income Opportunities would incur if the counterparties to their derivative transactions failed to perform would be $6,168,855 and $2,614,616, respectively, which represents the gross payments to be received by the Funds on open forward foreign currency contracts were they to be unwound as of September 30, 2018. To reduce the amount of potential loss to Intermediate Bond and Strategic Income Opportunities, the Funds received $6,066,000 and $732,000, respectively, in cash collateral from certain counterparties at September 30, 2018.
The Funds’ Master Agreements with derivative counterparties have credit related contingent features that if triggered would allow their derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Funds. Credit related contingent features are established between the Funds and their derivatives counterparties to reduce the risk that the Funds will not fulfill their payment obligations to their counterparties. These triggering features include, but are not limited to, a percentage decrease in the Funds’ net assets and or a percentage decrease in the Funds’ NAV, which could cause the Funds to accelerate payment of any net liability owed to the counterparty. The contingent features are established within the Funds’ Master Agreements.
As of September 30, 2018, Intermediate Bond, Short Term Bond Fund and Strategic Income Opportunities had a liability position of  $1,950,577, $4,164 and $1,879,056, respectively, on open forward foreign currency contracts and forward premium swaptions with credit related contingent features. If a contingent feature would have been triggered as of September 30, 2018, the Funds could have been required to pay this amount in cash to their counterparties. At September 30, 2018, Intermediate Bond and Strategic Income Opportunities had pledged $290,000 and $70,000, respectively, in cash collateral to certain counterparties for open OTC derivatives. Short Term Bond did not pledge any cash collateral at September 30, 2018.
E. Foreign Currency Transactions and Futures Contracts. Certain Funds may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar in connection with the planned purchases or sales of securities. The Funds either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.
For the period ended September 30, 2018, Intermediate Bond and Strategic Income Opportunities entered into forward foreign currency contracts with the obligation to buy and sell specified foreign currencies in the future at a currently negotiated forward rate in order to increase or decrease exposure to foreign exchange rate risk. The Funds used forward foreign currency contracts primarily to protect its non-U.S. dollar-denominated holdings from adverse currency movements.

NOTES TO FINANCIAL STATEMENTS as of September 30, 2018 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

During the period ended September 30, 2018, Intermediate Bond and Strategic Income Opportunities had average contract amounts on forward foreign currency contracts to buy and sell as disclosed below. Please refer to the tables following the Portfolio of Investments for open forward foreign currency contracts at September 30, 2018.
	Buy	Sell
Intermediate Bond	$97,046,974	$207,640,908
Strategic Income Opportunities	206,975,041	242,212,269
Certain Funds may enter into futures contracts involving foreign currency, interest rates, securities and securities indices. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, a Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, a Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margins and are recorded as unrealized gains or losses by the Fund. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the period ended September 30, 2018, GNMA Income, Intermediate Bond, Short Term Bond and Strategic Income Opportunities have purchased and sold futures contracts on various bonds and notes to manage duration and yield curve exposure. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where a Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities. With futures, there is minimal counterparty credit risk to a Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.
During the period ended September 30, 2018, the following Funds had an average notional value on futures contracts purchased and sold as disclosed below. Please refer to the tables following each respective Portfolio of Investments for open futures contracts at September 30, 2018.
	Purchased	Sold
GNMA Income	$3,003,979	$265,809,274
Intermediate Bond	608,039,047	725,675,883
Short Term Bond	24,840,437	9,876,049
Strategic Income Opportunities	120,155,774	119,387,305
F. Distributions to Shareholders. The Funds record distributions to their shareholders on the ex-dividend date. Each Fund distributes capital gains, if any, annually. All Funds declare dividends daily and pay dividends monthly. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP for investment companies.
G. Federal Income Taxes. It is the policy of the Funds to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Funds’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.
The Funds may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.
H. Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
I. Repurchase Agreements. Each Fund may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is generally short, from possibly overnight to one week, (although it may extend over a number of months) while the underlying securities generally have longer maturities. Each Fund will receive as collateral securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreements, plus accrued

NOTES TO FINANCIAL STATEMENTS as of September 30, 2018 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

interest, being invested by a Fund. The underlying collateral is valued daily on a mark to market basis to assure that the value, including accrued interest is at least equal to the repurchase price. There would be potential loss to a Fund in the event a Fund is delayed or prevented from exercising its right to dispose of the collateral, and it may incur disposition costs in liquidating the collateral.
J. Securities Lending. Each Fund has the option to temporarily loan up to 33 1∕3% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. Securities lending involves two primary risks: “investment risk” and “borrower default risk.” When lending securities, the Funds will receive cash or U.S. government securities as collateral. Investment risk is the risk that the Funds will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Funds will lose money due to the failure of a borrower to return a borrowed security. Loans are subject to termination at the option of the borrower or the Funds. Securities lending may result in leverage. The use of leverage may exaggerate any increase or decrease in the NAV, causing the Funds to be more volatile. The use of leverage may increase expenses and increase the impact of the Funds’ other risks.
K. Restricted Securities. Each Fund may invest in restricted securities which include those sold under Rule 144A of the Securities Act of 1933, as amended (“1933 Act”) or securities offered pursuant to Section 4(a)(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities are fair valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined in good faith under procedures approved by the Board.
Securities that are not registered for sale to the public under the 1933 Act are referred to as “restricted securities.” These securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. Many times these securities are subject to legal or contractual restrictions on resale. As a result of the absence of a public trading market, the prices of these securities may be more volatile, less liquid and more difficult to value than publicly traded securities. The price realized from the sale of these securities could be less than the amount originally paid or less than their fair value if they are resold in privately negotiated transactions. In addition, these securities may not be subject to disclosure and other investment protection requirements that are afforded to publicly traded securities. Certain investments may include investment in smaller, less seasoned issuers, which may involve greater risk.
L. Delayed-Delivery or When-Issued Transactions. The Funds may purchase or sell securities on a when-issued or a delayed-delivery basis. Each Fund may enter into forward commitments. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market value of such is identified in the Funds’ Portfolio of investments. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Funds are required to segregate liquid assets with the Funds’ custodian sufficient to cover the purchase price.
To mitigate counterparty risk, the Funds have entered into Master Securities Forward Transaction Agreements (“MSFTA”) with their respective counterparties that provide for collateral and the right to offset amounts due to or from those counterparties under specified conditions. Subject to minimum transfer amounts, collateral requirements are determined and transfers made based on the net aggregate unrealized gain or loss on all the when-issued or delayed-delivery transactions with a particular counterparty. Cash collateral, if any, is presented on the Statement of Assets and Liabilities as an asset (Cash pledged as collateral for delayed-delivery or when-issued securities) and a liability (Cash received as collateral for delayed-delivery or when-issued securities).
At September 30, 2018, GNMA Income and Intermediate Bond had pledged $1,268,000, $4,297,000, respectively, in cash collateral with certain counterparties for open delayed-delivery or when-issued transactions.
At September 30, 2018, GNMA Income had received $65,000 in cash collateral with certain counterparties for open delayed-delivery or when-issued transactions.
Strategic Income Opportunities did not pledge or receive any cash collateral for open delayed-delivery or when-issued transactions at September 30, 2018.
M. Mortgage Dollar Roll Transactions. Each Fund may engage in dollar roll transactions with respect to mortgage-backed securities issued or to be issued by Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corp. In a dollar roll transaction, a Fund sells a mortgage-backed security to a financial institution, such as a bank or broker/dealer, and simultaneously agrees to repurchase a substantially similar (i.e., same type, coupon, and maturity) security from the institution on a delayed

NOTES TO FINANCIAL STATEMENTS as of September 30, 2018 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

delivery basis at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. The Funds account for dollar roll transactions as purchases and sales.
N. Options Contracts. The Funds may write call and put options on futures, swaptions, securities, commodity or currencies they own or in which they may invest. Writing put options tends to increase the Funds exposure to the underlying instrument. Writing call options tends to decrease the Funds exposure to the underlying instrument. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statements of Assets and Liabilities. Certain options may be written with premiums to be determined on a future date. Forward premium swaptions include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Each Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Funds may not be able to enter into a closing transaction because of an illiquid market.
The Funds may also purchase put and call options. Purchasing call options tends to increase the Funds exposure to the underlying instrument. Purchasing put options tends to decrease the Funds’ exposure to the underlying instrument. The Funds pay a premium which is included on the Statements of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss.
During the period ended September 30, 2018, Intermediate Bond, Short Term Bond and Strategic Income Opportunities had purchased forward premium swaptions to manage duration and yield curve exposures. Please refer to the tables following the Portfolio of Investments for open purchased forward premium swaptions.
O. Swap Agreements. Certain Funds may enter into swap agreements. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other at specified future intervals based on the return of an asset (such as a stock, bond or currency) or non-asset reference (such as an interest rate or index). The swap agreement will specify the “notional” amount of the asset or non-asset reference to which the contract relates. Subsequent changes in fair value, if any, are calculated based upon changes in the performance of the asset or non-asset reference multiplied by the notional value of the contract. A Fund may enter into credit default, interest rate, total return and currency swaps to manage its exposure to credit, currency and interest rate risk. All outstanding swap agreements are reported following each Fund’s Portfolio of Investments.
Swaps are marked to market daily using quotations primarily from third party pricing services, counterparties or brokers. The fair value of the swap contract is recorded on each Fund’s Statement of Assets and Liabilities. During the term of the swap, changes in the fair value of the swap, if any, are recorded as unrealized gains or losses on the Statement of Operations. Upfront payments paid or received by a Fund when entering into the agreements are reported on the Statement of Assets and Liabilities and as a component of the changes in unrealized gains or losses on the Statement of Operations. These upfront payments represent the amounts paid or received when initially entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and the prevailing market conditions. The upfront payments are included as a component in the realized gains or losses on each Fund’s Statement of Operations upon termination or maturity of the swap. A Fund also records net periodic payments paid or received on the swap contract as a realized gain or loss on the Statement of Operations.
Entering into swap agreements involves the risk that the maximum potential loss of an investment exceeds the current value of the investment as reported on each Fund’s Statement of Assets and Liabilities. Other risks involve the possibility that the counterparty to the agreements may default on its obligation to perform, that

NOTES TO FINANCIAL STATEMENTS as of September 30, 2018 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

there will be no liquid market for these investments and that unfavorable changes in the market will have a negative impact on the value of the index or securities underlying the respective swap agreement.
Credit Default Swap Contracts. A credit default swap is a bilateral agreement between counterparties in which the buyer of the protection agrees to make a stream of periodic payments to the seller of protection in exchange for the right to receive a specified return in the event of a default or other credit event for a referenced entity, obligation or index. As a seller of protection on credit default swaps, a Fund will generally receive from the buyer a fixed payment stream based on the notional amount of the swap contract. This fixed payment stream will continue until the swap contract expires or a defined credit event occurs.
A Fund is subject to credit risk in the normal course of pursuing its investment objectives. As a seller of protection in a credit default swap, a Fund may execute these contracts to manage its exposure to the market or certain sectors of the market. A Fund may also enter into credit default swaps to speculate on changes in an issuer’s credit quality, to take advantage of perceived spread advantages, or to offset an existing short equivalent (i.e. buying protection on an equivalent reference entity).
Certain Funds may sell credit default swaps which expose these Funds to the risk of loss from credit risk- related events specified in the contract. Although contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default or repudiation/moratorium. If a Fund is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will generally either (i) pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.
Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues are disclosed in each Fund’s Portfolio of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swaps on asset-backed securities or credit indices, the quoted market prices and resulting fair values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing fair values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
The maximum amount of future payments (undiscounted) that a Fund as seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of September 30, 2018, if any, for which a Fund is seller of protection, are disclosed in each Fund’s Portfolio of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreements, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.
For the period ended September 30, 2018, Intermediate Bond and Strategic Income Opportunities had bought and sold credit protection on credit default swap indices (“CDX”). A CDX is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. The Fund entered into CDX swap contracts to gain additional exposure within various credit sectors and to hedge the credit risk associated within various sectors with the credit markets. In addition, Strategic Income Opportunities bought and sold credit

NOTES TO FINANCIAL STATEMENTS as of September 30, 2018 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

protection on single name corporate issuers to increase or decrease its risk exposure to defaults of corporate issues. During the period ended September 30, 2018, Intermediate Bond and Strategic Income Opportunities had an average notional value on credit default swaps to buy and sell protection as disclosed below:
	Purchased	Sold
Intermediate Bond	$197,913,580	$328,094,000
Strategic Income Opportunities	10,409,465	37,466,000
Please refer to the tables following the Portfolio of Investments for Intermediate Bond and Strategic Income Opportunities for open credit default swaps at September 30, 2018.
Interest Rate Swap Contracts. An interest rate swap involves the agreement between counterparties to exchange periodic payments based on interest rates. One payment will be based on a floating rate of a specified interest rate while the other will be a fixed rate. Risks involve the future fluctuations of interest rates in which a Fund may make payments that are greater than what a Fund received from the counterparty. Other risks include credit, liquidity and market risk.
For the period ended September 30, 2018, Intermediate Bond and Strategic Income Opportunities had entered into interest rate swaps in which it pays a floating interest rate and receives a fixed interest rate (“Long interest rate swap”) in order to increase exposure to interest rate risk. Average notional amounts on long interest rate swaps were $288,430,000 and $82,860,144, respectively.
For the period ended September 30, 2018, Intermediate Bond and Strategic Income Opportunities had entered into interest rate swaps in which it pays a fixed interest rate and receives a floating interest rate (“Short interest rate swap”) in order to decrease exposure to interest rate risk. Average notional amounts on short interest rate swaps were $296,071,000 and $24,441,667, respectively.
Please refer to the table following the Portfolio of Investments for Intermediate Bond and Strategic Income Opportunities for open centrally cleared interest rate swaps at September 30, 2018.
At September 30, 2018, Intermediate Bond and Strategic Income Opportunities had pledged $1,890,000 and $4,231,000, respectively, as cash collateral for open centrally cleared swaps.
P. Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, management considers risk of loss from such claims remote.
NOTE 3 — INVESTMENT TRANSACTIONS
For the period ended September 30, 2018, the cost of purchases and the proceeds from the sales of securities excluding short-term and U.S. government securities, were as follows:
	Purchases	Sales
GNMA Income	$8,560,468	$8,988,147
High Yield Bond	86,005,734	199,424,741
Intermediate Bond	1,577,179,068	1,130,418,616
Short Term Bond	29,584,771	24,050,639
Strategic Income Opportunities	330,793,713	76,324,187
U.S. government securities not included above were as follows:
	Purchases	Sales
GNMA Income	$2,539,467,728	$2,671,466,571
Intermediate Bond	10,868,814,581	10,655,167,468
Short Term Bond	50,134,473	45,283,799
Strategic Income Opportunities	342,971,023	214,279,794
NOTE 4 — INVESTMENT MANAGEMENT FEES
The Funds have entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Investment Adviser has overall responsibility for the management of the Funds. The Investment Adviser oversees all investment advisory and portfolio management services for the Funds and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Funds, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. This Management Agreement compensates the Investment Adviser with a management fee, computed daily and payable monthly, based on the average daily net assets of each Fund, at the following annual rates. The Investment Adviser is contractually obligated to waive the management fee for Class P shares of High Yield Bond. This waiver is not eligible for recoupment. Termination or modification of this obligation requires approval by the Board.
Fund	Fee
GNMA Income	0.57% on first $1 billion, 0.50% on next $500 million and 0.45% on assets thereafter
High Yield Bond	0.61% on first $500 million, 0.55% on next $4.5 billion and 0.50% on assets thereafter
Intermediate Bond	0.27% on all assets

NOTES TO FINANCIAL STATEMENTS as of September 30, 2018 (Unaudited) (continued)

NOTE 4 — INVESTMENT MANAGEMENT FEES (continued)

Fund	Fee
Short Term Bond	0.45% on all assets
Strategic Income Opportunities	0.50% on all assets
The Investment Adviser has entered into a sub-advisory agreement with Voya IM with respect to each Fund. Voya IM provides investment advice for the Funds and is paid by the Investment Adviser based on the average daily net assets of each respective Fund. Subject to such policies as the Board or the Investment Adviser may determine, Voya IM manages the Funds’ assets in accordance with the Funds’ investment objectives, policies, and limitations.
NOTE 5 — DISTRIBUTION AND SERVICE FEES
Each share class of the Funds (except Class I, Class P, Class P3, Class R6 and Class W) has a distribution and/or distribution and service plan and Class O shares have a shareholder service plan (each a “Plan” and collectively, the “Plans”), whereby the Distributor is compensated by certain of the Funds for expenses incurred in the distribution and/or shareholder servicing of each Fund’s shares (“Distribution and/or Service Fees”). Pursuant to the Plans, the Distributor is entitled to payment each month for expenses incurred in the distribution and promotion of certain of each Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any Distribution and/or Service Fees paid to securities dealers who have executed a distribution agreement with the Distributor. In addition, High Yield Bond, Intermediate Bond, Short Term Bond and Strategic Income Opportunities have a shareholder service plan for Class A and/or Class C shares, as applicable (together with Plans referenced above). Under the Plans, each class of shares of each Fund pays the Distributor a Distribution and/or Service Fee based on average daily net assets at the following annual rates:
Fund	Class A	Class C	Class O	Class R
GNMA Income	0.25%	1.00%	N/A	N/A
High Yield Bond	0.25%	1.00%	N/A	0.50%
Intermediate Bond	0.25%	1.00%	0.25%	0.50%
Short Term bond	0.25%	1.00%	N/A	0.50%
Strategic Income Opportunities	0.25%	1.00%	N/A	0.50%
The Distributor may also retain the proceeds of the initial sales charge paid by shareholders upon the purchase of Class A shares of the Funds and the contingent deferred sales charge paid by shareholders upon certain redemptions for Class A and Class C shares. For the period ended September 30, 2018, the Distributor retained the following amounts in sales charges:
	Class A	Class C
Initial Sales Charges:
GNMA Income	$3,055	$—
High Yield Bond	403	—
Intermediate Bond	5,683	—
Short Term Bond	28	—
Strategic Income Opportunities	12,125	—
Contingent Deferred Sales Charges:
GNMA Income	$—	$1,565
High Yield Bond	—	45
Intermediate Bond	4,212	3,244
Short Term Bond	—	1
Strategic Income Opportunities	240	1,088
NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES
At September 30, 2018, the following direct or indirect, wholly-owned subsidiaries of Voya Financial, Inc. or affiliated investment companies owned more than 5% of the following Funds:
Subsidiary/Affiliated Investment Company	Fund	Percentage
Roaring River II, Inc.	Strategic Income Opportunities	6.66%
Voya Global Target Payment Fund	Short Term Bond	13.82
Voya Institutional Trust Company	GNMA Income	23.17
Voya Intermediate Bond Portfolio	High Yield Bond	25.21
Voya Retirement Insurance and Annuity Company	Intermediate Bond	12.32
Voya Solution 2025 Portfolio	Short Term Bond	24.56
Voya Solution Income Portfolio	Short Term Bond	33.63
Under the 1940 Act, the direct or indirect beneficial owner of more than 25% of the voting securities of a company (including a fund) is presumed to control such company. Companies under common control (e.g., companies with a common owner of greater than 25% of their respective voting securities) are affiliates under the 1940 Act.
The Funds have adopted a deferred compensation plan (the “DC Plan”), which allows eligible independent trustees, as described in the DC Plan, to defer the receipt of all or a portion of the trustees’ fees that they are entitled to receive from the Funds. For purposes of determining the amount owed to the trustee under the DC Plan, the amounts deferred are invested in shares of the funds selected by the trustee (the “Notional Funds”). The Funds purchase shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the trustees’ deferred fees, resulting in a Fund asset equal to the deferred compensation liability. Such assets, if applicable, are included as a component of  “Other assets”

NOTES TO FINANCIAL STATEMENTS as of September 30, 2018 (Unaudited) (continued)

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (continued)

on the accompanying Statements of Assets and Liabilities. Deferral of trustees’ fees under the DC Plan will not affect net assets of the Fund, and will not materially affect the Funds’ assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the DC Plan.
The Funds may engage in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers) and/or have a common sub-adviser. These interfund transactions are made pursuant to Rule 17a-7 of the Investment Company Act of 1940. For the period ended September 30, 2018, High Yield Bond engaged in such sale transactions totaling $50,032,676.
NOTE 7 — EXPENSE LIMITATION AGREEMENTS
Pursuant to a written expense limitation agreement (“Expense Limitation Agreement”) between the Investment Adviser and the Trust, on behalf of the Funds, the Investment Adviser has agreed to limit expenses of each Fund, excluding interest, taxes, investment-related costs, leverage expenses, extraordinary expenses, and acquired fund fees and expenses, as applicable, to the levels listed below:
Fund	Class A	Class C	Class I	Class O	Class P	Class P3	Class R	Class R6	Class W
GNMA Income	0.95%	1.70%	0.65%	N/A	N/A	N/A	N/A	N/A	0.70%
High Yield Bond	1.10%	1.85%	0.85%	N/A	0.15%	0.00%	1.35%	0.83%	0.85%
Intermediate Bond	0.75%	1.50%	0.50%	0.75%	N/A	0.00%	1.00%	0.50%	0.50%
Short Term Bond	0.80%	1.55%	0.50%	N/A	N/A	0.00%	1.05%	0.47%	0.55%
Strategic Income Opportunities	1.15%	1.90%	0.72%	N/A	N/A	N/A	1.40%	0.60%	0.90%
With the exception of Strategic Income Opportunities and the non-recoupable Class P management fee waiver for High Yield Bond, the Investment Adviser may at a later date recoup from a Fund for fees waived and/or other expenses reimbursed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, a Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities.
As of September 30, 2018 the amounts of waived and/or reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates are as follows:
	September 30,
	2019	2020	2021	Total
GNMA Income	$—	$—	$45,839	$45,839
High Yield Bond	—	—	771	771
Intermediate Bond	—	—	8,916	8,916
Short Term Bond	107,035	109,330	145,983	362,348
In addition to the above waived and/or reimbursed fees, the amount of class specific fees waived or reimbursed that are subject to possible recoupment by the Investment Adviser, and the related expiration dates, as of September 30, 2018, are as follows:
	September 30,
	2019	2020	2021	Total
GNMA Income
Class I	$—	$39,017	$241,391	$280,408
Short Term Bond
Class A	2,781	—	—	2,781
Class C	308	—	—	308
Class I	6,603	8,530	10,598	25,731
Class R	1	—	—	1
Class W	87	—	—	87
The Expense Limitation Agreement is contractual through August 1, 2019 and shall renew automatically for one-year terms. Termination or modification of this obligation requires approval by the Board.
NOTE 8 — LINE OF CREDIT
Effective May 18, 2018, each Fund, in addition to certain other funds managed by the Investment Adviser, has entered into a 364-day unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon (“BNY”) for an aggregate amount of  $400,000,000 through May 17, 2019. The proceeds may be used only to finance temporarily: (1) the purchase or sale of investment securities; or (2) the repurchase or redemption of shares of a Fund or certain other funds managed by the Investment Adviser. The funds to which the line of credit is available pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.
Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance. The following Funds utilized the line of credit during the period ended September 30, 2018:
Fund	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
GNMA Income	3	$526,667	2.70%
High Yield Bond	8	5,730,250	2.70
Intermediate Bond	9	2,681,333	2.70

NOTES TO FINANCIAL STATEMENTS as of September 30, 2018 (Unaudited) (continued)

NOTE 8 — LINE OF CREDIT (continued)

Fund	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
Short Term Bond	1	1,924,000	2.69
Strategic Income Opportunities	15	2,331,333	2.70

NOTE 9 — PURCHASED AND WRITTEN OPTIONS
Transactions in purchased forward premium swaptions for Intermediate Bond during the period ended September 30, 2018 were as follows:
	Notional Amount (USD)	Cost
Balance at 03/31/2018	359,400,000	$—
Options Purchased	359,400,000	—
Balance at 09/30/2018	718,800,000	$—

Transactions in purchased forward premium swaptions for Short Term Bond during the period ended September 30, 2018 were as follows:
	Notional Amount (USD)	Cost
Balance at 03/31/2018	3,630,000	$—
Options Purchased	3,630,000	—
Balance at 03/31/2018	7,260,000	$—

Transactions in purchased forward premium swaptions for Strategic Income Opportunities during the period ended September 30, 2018 were as follows:
	Notional Amount (USD)	Cost
Balance at 03/31/2018	42,330,000	$—
Options Purchased	42,330,000	—
Balance at 09/30/2018	84,660,000	$—

NOTE 10 — CAPITAL SHARES
Transactions in capital shares and dollars were as follows:
	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease)
Year or period ended	#	#	#	#	#	#	($)	($)	($)	($)	($)	($)
GNMA Income
Class A
9/30/2018	2,300,171	—	552,318	(7,633,838)	—	(4,781,349)	18,886,234	—	4,531,867	(62,619,151)	—	(39,201,050)
3/31/2018	6,356,653	—	1,208,417	(15,664,051)	6,652	(8,092,329)	53,431,842	—	10,145,556	(131,703,094)	56,410	(68,069,286)
Class B(1)
9/30/2018	—	—	—	—	—	—	—	—	—	—	—	—
3/31/2018	—	—	9	(1,673)	(6,699)	(8,363)	—	—	75	(14,099)	(56,410)	(70,434)
Class C
9/30/2018	103,012	—	61,457	(1,493,980)	—	(1,329,511)	840,840	—	501,615	(12,190,259)	—	(10,847,804)
3/31/2018	680,797	—	152,528	(4,746,017)	—	(3,912,692)	5,700,560	—	1,274,472	(39,702,082)	—	(32,727,050)
Class I
9/30/2018	5,587,883	—	424,732	(10,059,156)	—	(4,046,541)	45,948,115	—	3,489,966	(82,637,281)	—	(33,199,200)
3/31/2018	15,827,110	—	1,036,800	(29,043,715)	—	(12,179,805)	133,379,218	—	8,720,165	(243,824,308)	—	(101,724,925)
Class W
9/30/2018	3,311,305	—	202,998	(5,875,631)	—	(2,361,328)	27,228,375	—	1,669,520	(48,358,087)	—	(19,460,192)
3/31/2018	8,935,143	—	396,548	(7,167,888)	—	2,163,803	75,265,327	—	3,336,476	(60,252,559)	—	18,349,244
High Yield Bond
Class A
9/30/2018	371,311	—	149,139	(665,356)	—	(144,906)	2,932,899	—	1,175,243	(5,252,128)	—	(1,143,986)
3/31/2018	1,627,392	—	331,567	(2,766,461)	7,901	(799,601)	13,251,665	—	2,692,947	(22,468,997)	64,630	(6,459,755)
Class B(1)
9/30/2018	—	—	—	—	—	—	—	—	—	—	—	—
3/31/2018	1	—	28	(16)	(7,909)	(7,896)	6	—	229	(120)	(64,630)	(64,515)
Class C
9/30/2018	460,943	—	20,965	(122,888)	—	359,020	3,645,466	—	165,208	(969,162)	—	2,841,512
3/31/2018	83,432	—	48,053	(416,675)	—	(285,190)	679,284	—	390,076	(3,375,627)	—	(2,306,267)

NOTES TO FINANCIAL STATEMENTS as of September 30, 2018 (Unaudited) (continued)

NOTE 10 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease)
Year or period ended	#	#	#	#	#	#	($)	($)	($)	($)	($)	($)
High Yield Bond (continued)
Class I
9/30/2018	2,558,238	—	537,872	(3,399,520)	—	(303,410)	20,235,425	—	4,231,930	(26,786,048)	—	(2,318,693)
3/31/2018	9,661,096	—	1,227,961	(17,244,820)	—	(6,355,763)	78,507,065	—	9,955,899	(139,783,237)	—	(51,320,273)
Class P
9/30/2018	1,036,756	—	516,898	(2,148,300)	—	(594,646)	8,182,063	—	4,075,402	(16,889,907)	—	(4,632,442)
3/31/2018	428,977	—	1,090,329	(3,164,569)	—	(1,645,263)	3,426,141	—	8,852,751	(25,755,580)	—	(13,476,688)
Class P3
6/1/2018(2) - 9/30/2018	148,707	—	613	(148,933)	—	387	1,168,681	—	4,811	(1,169,418)	—	4,074
Class R
9/30/2018	43,646	—	3,471	(826)	—	46,291	344,917	—	27,378	(6,574)	—	365,721
3/31/2018	88,277	—	3,101	(24,156)	—	67,222	720,514	—	25,085	(196,317)	—	549,282
Class R6
9/30/2018	1,855,890	—	234,581	(15,767,647)	—	(13,677,176)	14,639,764	—	1,843,541	(123,857,577)	—	(107,374,272)
3/31/2018	3,482,917	—	831,873	(4,336,291)	—	(21,501)	28,261,313	—	6,747,527	(34,981,473)	—	27,367
Class W
9/30/2018	1,398,785	—	345,052	(1,467,302)	—	276,535	11,044,844	—	2,722,587	(11,588,232)	—	2,179,199
3/31/2018	3,073,931	—	641,425	(2,386,147)	—	1,329,209	24,990,544	—	5,212,269	(19,379,848)	—	10,822,965
Intermediate Bond
Class A
9/30/2018	5,727,124	—	484,559	(9,043,734)	—	(2,832,051)	56,151,491	—	4,746,430	(88,646,931)	—	(27,749,010)
3/31/2018	12,711,112	—	974,146	(12,428,060)	18,768	1,275,966	128,362,559	—	9,824,053	(125,286,342)	189,179	13,089,449
Class B(1)
9/30/2018	—	—	—	—	—	—	—	—	—	—	—	—
3/31/2018	10	—	13	(39)	(18,803)	(18,819)	103	—	130	(376)	(189,179)	(189,322)
Class C
9/30/2018	659,475	—	26,415	(602,014)	—	83,876	6,453,877	—	258,265	(5,891,427)	—	820,715
3/31/2018	1,266,959	—	49,800	(1,017,895)	—	298,864	12,774,961	—	501,264	(10,251,019)	—	3,025,206
Class I
9/30/2018	132,477,407	—	4,553,465	(38,863,836)	—	98,167,036	1,294,135,361	—	44,553,780	(380,156,992)	—	958,532,149
3/31/2018	147,821,527	—	5,759,839	(57,669,164)	—	95,912,202	1,489,564,503	—	57,996,073	(578,109,706)	—	969,450,870
Class O
9/30/2018	82,247	—	3,974	(244,550)	—	(158,329)	807,269	—	38,925	(2,394,340)	—	(1,548,146)
3/31/2018	207,693	—	8,239	(347,555)	—	(131,623)	2,094,830	—	83,090	(3,504,097)	—	(1,326,177)
Class P3
6/1/2018(2) - 9/30/2018	1,068,041	—	10,447	(130,915)	—	947,573	10,459,885	—	102,145	(1,280,700)	—	9,281,330
Class R
9/30/2018	1,178,614	—	235,099	(2,378,788)	—	(965,075)	11,571,368	—	2,305,166	(23,352,505)	—	(9,475,971)
3/31/2018	5,142,453	—	408,830	(3,290,356)	—	2,260,927	51,369,066	—	4,128,777	(33,268,297)	—	22,229,546
Class R6
9/30/2018	32,563,983	—	2,574,036	(14,035,275)	—	21,102,744	319,198,129	—	25,188,900	(137,416,040)	—	206,970,989
3/31/2018	80,549,299	—	3,742,951	(14,436,454)	—	69,855,796	811,268,324	—	37,673,277	(145,007,077)	—	703,934,524
Class W
9/30/2018	6,082,243	—	544,739	(61,466,726)	—	(54,839,744)	59,570,991	—	5,334,309	(597,848,161)	—	(532,942,861)
3/31/2018	21,322,678	—	2,123,536	(12,036,441)	—	11,409,773	214,732,147	—	21,379,720	(120,923,102)	—	115,188,765
Short Term Bond
Class A
9/30/2018	445,825	—	4,871	(126,650)	—	324,046	4,332,948	—	47,278	(1,229,435)	—	3,150,791
3/31/2018	1,095,541	—	7,868	(1,331,356)	—	(227,947)	10,775,143	—	77,216	(13,054,149)	—	(2,201,790)

NOTES TO FINANCIAL STATEMENTS as of September 30, 2018 (Unaudited) (continued)

NOTE 10 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease)
Year or period ended	#	#	#	#	#	#	($)	($)	($)	($)	($)	($)
Short Term Bond (continued)
Class C
9/30/2018	631	—	285	(27,060)	—	(26,144)	6,124	—	2,770	(262,665)	—	(253,771)
3/31/2018	20,206	—	590	(55,443)	—	(34,647)	198,078	—	5,794	(543,370)	—	(339,498)
Class I
9/30/2018	344,946	—	10,734	(309,352)	—	46,328	3,346,307	—	104,105	(3,000,919)	—	449,493
3/31/2018	512,815	—	13,834	(853,890)	—	(327,241)	5,027,482	—	135,668	(8,405,931)	—	(3,242,781)
Class P3
6/1/2018(2) - 9/30/2018	260,541	—	1,887	(24,036)	—	238,392	2,528,834	—	18,310	(233,098)	—	2,314,046
Class R
9/30/2018	—	—	3	—	—	3	—	—	25	—	—	25
3/31/2018	—	—	4	(1)	—	3	—	—	41	(15)	—	26
Class R6
9/30/2018	2,260,054	—	98,982	(2,166,669)	—	192,367	21,908,616	—	960,099	(21,020,494)	—	1,848,221
3/31/2018	4,194,397	—	177,946	(2,295,273)	—	2,077,070	41,252,595	—	1,746,369	(22,553,781)	—	20,445,183
Class W
9/30/2018	55,162	—	339	(37,706)	—	17,795	535,627	—	3,297	(365,792)	—	173,132
3/31/2018	18,577	—	185	(50,525)	—	(31,763)	182,956	—	1,814	(498,218)	—	(313,448)
Strategic Income Opportunities
Class A
9/30/2018	7,185,941	—	86,711	(1,928,427)	—	5,344,225	72,953,376	—	880,140	(19,576,229)	—	54,257,287
3/31/2018	4,614,817	—	77,021	(2,759,854)	—	1,931,984	47,081,861	—	785,657	(28,141,378)	—	19,726,140
Class C
9/30/2018	860,341	—	16,424	(123,284)	—	753,481	8,604,092	—	164,139	(1,232,260)	—	7,535,971
3/31/2018	743,843	—	12,847	(132,066)	—	624,624	7,469,371	—	129,023	(1,327,785)	—	6,270,609
Class I
9/30/2018	24,137,545	—	569,679	(3,301,216)	—	21,406,008	246,284,816	—	5,810,691	(33,679,903)	—	218,415,604
3/31/2018	18,938,264	—	320,839	(2,856,463)	—	16,402,640	194,161,412	—	3,288,870	(29,262,886)	—	168,187,396
Class R
9/30/2018	291,896	—	10,439	(24,735)	—	277,600	2,938,785	—	105,103	(249,046)	—	2,794,842
3/31/2018	201,393	—	14,798	(97,224)	—	118,967	2,036,003	—	149,732	(983,716)	—	1,202,019
Class R6
9/30/2018	1,038,568	—	3,282	(6,502,523)	—	(5,460,673)	10,572,902	—	33,405	(66,156,336)	—	(55,550,029)
3/31/2018	31,348	—	588	(1,551)	—	30,385	320,204	—	6,023	(15,855)	—	310,372
Class W
9/30/2018	8,945,795	—	95,545	(776,359)	—	8,264,981	90,541,283	—	967,025	(7,855,863)	—	83,652,445
3/31/2018	2,784,683	—	34,381	(608,418)	—	2,210,646	28,318,606	—	349,467	(6,192,653)	—	22,475,420

(1)
Class B converted to Class A on May 2, 2017.

(2)
Commencement of operations.

NOTE 11 — UNFUNDED LOAN COMMITMENTS
Certain Funds may enter in credit agreements, all or a portion of which may be unfunded. The Funds are obligated to fund these loan commitments at the borrower’s discretion. Funded portions of the credit agreements are presented in the Portfolio of Investments. At September 30, 2018, Strategic Income Opportunities had the following unfunded loan commitments:
Loan	Unfunded Loan Commitment	Unrealized Appreciation/ (Depreciation) at 9/30/18*
DentalCorp Perfect Smile ULC	$30,000	$281
Mavis Tire Express Servics Corp.	46,915	(91)
Pearl Intermediate Parent LLC.	34,091	(554)
	$111,006	$(364)

*
The unrealized appreciation/(depreciation) on these commitments as of September 30, 2018 is included in the Investments in securities at fair value on the Statement of Assets and Liabilities.

NOTES TO FINANCIAL STATEMENTS as of September 30, 2018 (Unaudited) (continued)

NOTE 12 — SECURITIES LENDING
Under a Master Securities Lending Agreement (the “Agreement”) with BNY, the Funds can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral is equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at the Market Close of the Funds at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to the Funds on the next business day. The cash collateral received is invested in approved investments as defined in the Securities Lending Agreement with BNY (the “Agreement”). The Funds bear the risk of loss with respect to the investment of collateral with the following exception: BNY provides the Funds’ indemnification from loss with respect to the investment of collateral provided that the cash collateral is invested solely in overnight repurchase agreements.
The cash collateral is invested in overnight repurchase agreements that are collateralized at 102% with securities issued or fully guaranteed by the U.S. Treasury; U.S. government or any agency, instrumentality or authority of the U.S. government. The securities purchased with cash collateral received are reflected in the Portfolio of Investments under Securities Lending Collateral.
Generally, in the event of counterparty default, the Funds have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Funds in the event the Funds are delayed or prevented from exercising its right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund.
The following tables represent a summary of each respective Fund’s securities lending agreements by counterparty which are subject to offset under the Agreement as of September 30, 2018:
High Yield Bond
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
BNP Paribas Prime Brokerage Intl Ltd	$279,169	$(279,169)	$—
Citadel Clearing LLC	2,918,779	(2,918,779)	—
Citigroup Global Markets Inc.	3,154,037	(3,154,037)	—
Credit Suisse Securities (USA) LLC	2,794,979	(2,794,979)	—
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Deutsche Bank Securities Inc.	1,752,071	(1,752,071)	—
Goldman, Sachs & Co. LLC	4,749,538	(4,749,538)	—
J.P. Morgan Securities LLC	3,209,234	(3,209,234)	—
Jefferies LLC	1,109,455	(1,109,455)	—
Morgan Stanley & Co. LLC	980,166	(980,166)	—
SunTrust Robinson Humphrey,Inc	160,273	(160,273)	—
Wells Fargo Securities LLC	624,380	(624,380)	—
	$21,732,081	$(21,732,081)	$—

(1)
Collateral with a fair value of  $22,282,846 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

Intermediate Bond
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
BNP Paribas Prime Brokerage Intl Ltd	$269,281	$(269,281)	$—
Barclays Bank PLC	2,053,076	(2,053,076)	—
Barclays Capital Inc.	5,935,088	(5,935,088)	—
Citigroup Global Markets Inc.	536,373	(536,373)	—
Credit Suisse Securities (USA) LLC	254,340	(254,340)	—
Deutsche Bank Securities Inc.	1,416,909	(1,416,909)	—
Goldman, Sachs & Co. LLC	2,536,779	(2,536,779)	—
J.P. Morgan Securities LLC	252,982	(252,982)	—
Jefferies LLC	120,614	(120,614)	—
Merrill Lynch, Pierce, Fenner & Smith Inc.	18,605	(18,605)	—
Morgan Stanley & Co. LLC	2,166,184	(2,166,184)	—
RBC Capital Markets, LLC	5,565,977	(5,565,977)	—
Scotia Capital (USA) INC	1,896,391	(1,896,391)	—
Societe Generale	31,017,637	(31,017,637)	—
UBS AG	1,146,724	(1,146,724)	—
Wells Fargo Securities LLC	25,496,233	(25,496,233)	—
	$80,683,193	$(80,683,193)	$—

(1)
Collateral with a fair value of  $82,550,392 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

Short Term Bond
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Credit Suisse Securities (USA) LLC	$179,080	$(179,080)	$—
Morgan Stanley & Co. LLC	125,306	(125,306)	—
	$304,386	$(304,386)	$—

(1)
Collateral with a fair value of  $312,952 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

NOTES TO FINANCIAL STATEMENTS as of September 30, 2018 (Unaudited) (continued)

NOTE 12 — SECURITIES LENDING (continued)

Strategic Income Opportunities
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
BNP Paribas Prime Brokerage Intl Ltd	$58,752	$(58,752)	$—
BNP Paribas	655,504	(655,504)	—
Barclays Capital Inc.	883,588	(883,588)	—
Citadel Clearing LLC	202,254	(202,254)	—
Citigroup Global Markets Inc.	149,424	(149,424)	—
Credit Suisse Securities (USA) LLC	267,963	(267,963)	—
Deutsche Bank Securities Inc.	201,234	(201,234)	—
Goldman, Sachs & Co. LLC	359,223	(359,223)	—
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
J.P. Morgan Securities LLC	318,903	(318,903)	—
Jefferies LLC	183,445	(183,445)	—
Merrill Lynch, Pierce, Fenner & Smith Inc.	35,287	(35,287)	—
Morgan Stanley & Co. LLC	446,281	(446,281)	—
SunTrust Robinson Humphrey,Inc	151,868	(151,868)	—
Scotia Capital (USA) INC	1,059,011	(1,059,011)	—
Total	$4,972,737	$(4,972,737)	$—

(1)
Collateral with a fair value of  $5,115,126 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

NOTE 13 — FEDERAL INCOME TAXES
The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, paydowns, wash sale deferrals and the expiration of capital loss carryforwards. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.
Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.
The tax composition of dividends to shareholders was as follows:
	Six Months Ended September 30, 2018	Year Ended March 31, 2018
	Ordinary Income	Ordinary Income	Return of Capital
GNMA Income	$11,885,149	$25,285,448	$2,618,590
High Yield Bond	14,852,358	34,913,396	—
Intermediate Bond	91,446,405	144,520,033	—
Short Term Bond	1,153,521	1,982,682	—
Strategic Income Opportunities	10,351,435	9,478,752	—
The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of March 31, 2018 were:
	Undistributed Ordinary Income	Late Year Ordinary Losses Deferred	Post-October Capital Losses Deferred	Unrealized Appreciation/ (Depreciation)	Capital Loss Carryforwards
					Amount	Character	Expiration
GNMA Income	$321,096	$—	$(9,903,489)	$(10,716,497)	$(13,326,701)	Short-term	None
					(1,174,350)	Long-term	None
					$(14,501,051)
High Yield Bond	446,504	—	(31,385)	(1,554,597)	(10,703,066)	Long-term	None
Intermediate Bond	—	(1,509,946)	(44,197,020)	(39,656,079)	(15,923,197)	Short-term	None
					(2,965,738)	Long-term	None
					$(18,888,935)
Short Term Bond	244,495	—	(223,969)	(1,121,238)	(889,446)	Short-term	None
					(1,583,679)	Long-term	None
					$(2,473,125)
Strategic Income Opportunities	970,643	—	—	1,587,919	(663,372)	Short-term	None

NOTES TO FINANCIAL STATEMENTS as of September 30, 2018 (Unaudited) (continued)

NOTE 13 — FEDERAL INCOME TAXES (continued)

The Funds’ major tax jurisdictions are U.S. federal and Arizona state.
As of September 30, 2018, no provision for income tax is required in the Funds’ financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. The earliest tax year that remains subject to examination by these jurisdictions is 2013.
NOTE 14 — SUBSEQUENT EVENTS
Dividends. Subsequent to September 30, 2018, the following Funds paid net investment income dividends of:
	Per Share Amount	Payable Date	Record Date
GNMA Income
Class A	$0.0165	November 1, 2018	Daily
Class C	$0.0112	November 1, 2018	Daily
Class I	$0.0185	November 1, 2018	Daily
Class W	$0.0183	November 1, 2018	Daily
High Yield Bond
Class A	$0.0359	November 1, 2018	Daily
Class C	$0.0309	November 1, 2018	Daily
Class I	$0.0382	November 1, 2018	Daily
Class P	$0.0424	November 1, 2018	Daily
Class P3	$0.0424	November 1, 2018	Daily
Class R	$0.0343	November 1, 2018	Daily
Class R6	$0.0381	November 1, 2018	Daily
Class W	$0.0376	November 1, 2018	Daily
Intermediate Bond
Class A	$0.0247	November 1, 2018	Daily
Class C	$0.0185	November 1, 2018	Daily
Class I	$0.0275	November 1, 2018	Daily
Class O	$0.0247	November 1, 2018	Daily
Class P3	$0.0302	November 1, 2018	Daily
Class R	$0.0227	November 1, 2018	Daily
	Per Share Amount	Payable Date	Record Date
Class R6	$0.0276	November 1, 2018	Daily
Class W	$0.0268	November 1, 2018	Daily
Short Term Bond
Class A	$0.0206	November 1, 2018	Daily
Class C	$0.0144	November 1, 2018	Daily
Class I	$0.0230	November 1, 2018	Daily
Class P3	$0.0272	November 1, 2018	Daily
Class R	$0.0189	November 1, 2018	Daily
Class R6	$0.0233	November 1, 2018	Daily
Class W	$0.0227	November 1, 2018	Daily
Strategic Income Opportunities
Class A	$0.0353	November 1, 2018	Daily
Class C	$0.0285	November 1, 2018	Daily
Class I	$0.0394	November 1, 2018	Daily
Class R	$0.0329	November 1, 2018	Daily
Class R6	$0.0396	November 1, 2018	Daily
Class W	$0.0374	November 1, 2018	Daily
The Fund has evaluated events occurring after the Statement of Assets and Liabilities date (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

SUMMARY PORTFOLIO OF INVESTMENTS
Voya GNMA Income Fund	as of September 30, 2018 (Unaudited)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: 57.9%
1,511,991	Fannie Mae 2004-28 PZ, 6.000%, 05/25/2034	$1,786,897	0.2
2,468,510	Fannie Mae 2004-88 ZC, 6.500%, 12/25/2034	2,912,092	0.3
8,969,038	Fannie Mae 2005-17 B, 6.500%, (US0001M + 6.500%), 03/25/2035	10,060,914	1.1
2,448,739	Fannie Mae 2005-43 PZ, 6.000%, 05/25/2035	2,775,366	0.3
1,139,478	Fannie Mae 2007-60 ZB, 4.750%, 05/25/2037	1,211,075	0.1
10,037,896 (1)	Fannie Mae 2010-150 PS, 4.384%, (-1.000*US0001M + 6.600%), 12/25/2039	652,379	0.1
9,637,641 (1)	Fannie Mae 2010-95 SB, 4.384%, (-1.000*US0001M + 6.600%), 09/25/2040	1,011,483	0.1
4,602,729	Fannie Mae 2011-99 CZ, 4.500%, 10/25/2041	4,856,310	0.5
11,753,623 (1)	Fannie Mae 2012-148 HI, 3.500%, 05/25/2042	1,606,518	0.2
1,749,703	Fannie Mae REMIC Trust 2003-16 CX, 6.500%, 03/25/2033	1,921,328	0.2
3,368,224	Fannie Mae REMIC Trust 2003-34 LN, 5.000%, 05/25/2033	3,388,951	0.4
163,183	Fannie Mae REMIC Trust 2004-61 SH, 15.129%, (-3.998*US0001M + 23.988%), 11/25/2032	208,913	0.0
3,165,627	Fannie Mae REMIC Trust 2004-W3 A8, 5.500%, 05/25/2034	3,449,081	0.4
1,306,878 (1)	Fannie Mae REMIC Trust 2005-17 ES, 4.534%, (-1.000*US0001M + 6.750%), 03/25/2035	121,792	0.0
1,056,544	Fannie Mae REMIC Trust 2005-59 NQ, 11.336%, (-2.500*US0001M + 16.875%), 05/25/2035	1,253,570	0.1
1,009,778	Fannie Mae REMIC Trust 2005-88 ZC, 5.000%, 10/25/2035	1,049,776	0.1
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
317,489	Fannie Mae REMIC Trust 2006-115 ES, 17.697%, (-4.000*US0001M + 26.560%), 12/25/2036	$413,306	0.0
2,337,254 (1)	Fannie Mae REMIC Trust 2006-36 SP, 4.484%, (-1.000*US0001M + 6.700%), 05/25/2036	241,933	0.0
5,116,824 (1)	Fannie Mae REMIC Trust 2006-79 SH, 4.234%, (-1.000*US0001M + 6.450%), 08/25/2036	788,913	0.1
462,598 (2)	Fannie Mae REMIC Trust 2009-12 LK, 8.736%, 03/25/2039	492,614	0.1
1,861,549	Fannie Mae REMIC Trust 2009-66 XA, 5.500%, 12/25/2035	2,101,411	0.2
6,000,000	Fannie Mae REMIC Trust 2010-155 JC, 4.000%, 12/25/2039	6,128,033	0.7
5,084,839	Fannie Mae REMIC Trust 2010-2 LC, 5.000%, 02/25/2040	5,442,376	0.6
2,150,752	Fannie Mae REMIC Trust 2011-30 ZA, 5.000%, 04/25/2041	2,291,571	0.3
10,833,269 (1)	Fannie Mae REMIC Trust 2012-128 VS, 4.034%, (-1.000*US0001M + 6.250%), 06/25/2042	1,121,879	0.1
8,622,391 (1)	Fannie Mae REMIC Trust 2012-142 BI, 3.000%, 11/25/2027	722,422	0.1
4,352,452 (1)	Fannie Mae REMIC Trust 2012-154 PI, 4.000%, 05/25/2042	721,082	0.1
3,885,423 (1)	Fannie Mae REMIC Trust 2012-68 SD, 4.484%, (-1.000*US0001M + 6.700%), 06/25/2032	530,116	0.1
3,457,000	Fannie Mae REMIC Trust 2012-97 PC, 3.500%, 09/25/2042	3,224,944	0.4

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya GNMA Income Fund	as of September 30, 2018 (Unaudited) (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
1,452,426 (1)	Fannie Mae REMIC Trust 2013-13 PI, 3.500%, 04/25/2042	$176,298	0.0
4,120,235 (1)	Fannie Mae REMIC Trust 2013-54 ID, 3.000%, 01/25/2033	499,898	0.1
1,105,555	Fannie Mae REMICS 2004-89 ES, 9.128%, (-1.850*US0001M + 13.227%), 08/25/2034	1,157,231	0.1
6,546 (3)	Fannie Mae REMICS 2006-44 P, 0.000%, 12/25/ 2033	5,473	0.0
6,930,209	Fannie Mae Series 2016-51 S, 3.704%, (-1.000*US0001M + 5.920%), 10/25/2043	6,453,153	0.7
2,780,520	Freddie Mac 3770 GA, 4.500%, 10/15/2040	2,886,447	0.3
3,774,248	Freddie Mac REMIC Trust 2005-S001 2A2, 2.215%, (US0001M + 0.150%), 09/25/2045	3,741,758	0.4
637,948	Freddie Mac REMIC Trust 2653 SC, 5.748%, (-0.500*US0001M + 6.800%), 07/15/2033	661,433	0.1
1,190,562	Freddie Mac REMIC Trust 2767 ZW, 6.000%, 03/15/2034	1,333,655	0.2
234,059	Freddie Mac REMIC Trust 3012 ST, 14.190%, (-3.600*US0001M + 21.960%), 04/15/2035	292,788	0.0
472,881	Freddie Mac REMIC Trust 3065 DC, 13.385%, (-3.000*US0001M + 19.860%), 03/15/2035	600,127	0.1
933,159	Freddie Mac REMIC Trust 3158 NE, 5.500%, 05/15/2036	1,003,139	0.1
5,863,815 (1)	Freddie Mac REMIC Trust 3181 TA, 0.500%, (-0.794*US0001M + 5.635%), 07/15/2036	129,246	0.0
545,399 (1)	Freddie Mac REMIC Trust 3507 IA, 5.500%, 09/15/2035	96,521	0.0
194,552 (1)	Freddie Mac REMIC Trust 3753 PS, 3.942%, (-1.000*US0001M + 6.100%), 06/15/2040	5,767	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
634,403	Freddie Mac REMIC Trust 3864 NT, 5.500%, (-9.167*US0001M + 60.500%), 03/15/2039	$646,959	0.1
3,769,660	Freddie Mac REMIC Trust 3888 ZG, 4.000%, 07/15/2041	3,835,824	0.4
1,612,203 (1)	Freddie Mac REMIC Trust 4027 QI, 4.500%, 12/15/2040	230,482	0.0
1,162,426	Freddie Mac Series 4040 UZ, 5.000%, 05/15/2042	1,279,419	0.1
230,090 (1)	Freddie Mac-Ginnie Mae Series 21 SA, 5.784%, (-1.000*US0001M + 8.000%), 10/25/2023	22,372	0.0
1,672,451	Ginnie Mae 2004-65 ZG, 5.500%, 07/20/2034	1,789,547	0.2
4,920,379	Ginnie Mae 2009-110 ZA, 5.500%, 11/16/2039	5,587,273	0.6
684,246	Ginnie Mae 2009-32 QZ, 5.500%, 05/16/2039	830,757	0.1
517,939	Ginnie Mae 2009-32 YZ, 7.000%, 05/16/2039	661,990	0.1
2,981,038	Ginnie Mae 2009-50 MZ, 6.000%, 07/16/2039	3,481,720	0.4
952,219	Ginnie Mae 2009-54 HZ, 5.000%, 07/20/2039	1,011,704	0.1
2,940,361	Ginnie Mae 2009-H01 FA, 3.315%, (US0001M + 1.150%), 11/20/2059	2,967,862	0.3
2,000,000	Ginnie Mae 2010-116 PB, 5.000%, 06/16/2040	2,146,649	0.2
3,724,625	Ginnie Mae 2010-125 BZ, 4.500%, 09/16/2040	3,968,026	0.4
6,466,417 (3)	Ginnie Mae 2011-70 PO, 0.000%, 05/16/2041	5,111,191	0.6
5,053,500 (1)	Ginnie Mae 2014-107 XS, 3.442%, (-1.000*US0001M + 5.600%), 07/16/2044	519,184	0.1
2,500,602 (1)	Ginnie Mae 2014-96 SQ, 3.442%, (-1.000*US0001M + 5.600%), 07/16/2044	261,832	0.0
3,781,855	Ginnie Mae 2015-H13 FG, 2.480%, (US0001M + 0.400%), 04/20/2065	3,783,571	0.4
27,784,240 (1)	Ginnie Mae 2016-120 IM, 3.500%, 07/20/2046	3,981,551	0.4
3,612,517 (1)	Ginnie Mae 2016-84 IO, 5.000%, 12/20/2040	379,239	0.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya GNMA Income Fund	as of September 30, 2018 (Unaudited) (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
23,806,091	Ginnie Mae 2016-H20 FB, 2.630%, (US0001M + 0.550%), 09/20/2066	$23,939,567	2.6
1,735,459 (1)	Ginnie Mae 2018-78 IC, 4.000%, 02/20/2047	353,750	0.0
1,355,366 (1)	Ginnie Mae Series 2002-76 SG, 5.442%, (-1.000*US0001M + 7.600%), 10/16/2029	184,482	0.0
4,691,950	Ginnie Mae Series 2003-86 ZC, 4.500%, 10/20/2033	4,883,177	0.5
172,706	Ginnie Mae Series 2004-16 AE, 5.500%, 02/20/2034	187,326	0.0
1,578,414	Ginnie Mae Series 2004-17 MZ, 5.500%, 03/16/2034	1,675,897	0.2
1,033,463	Ginnie Mae Series 2004-28 CZ, 5.500%, 04/20/2034	1,115,780	0.1
4,217,853	Ginnie Mae Series 2004-81 Z, 5.000%, 10/20/2034	4,462,153	0.5
99,003	Ginnie Mae Series 2004-87 SB, 5.183%, (-1.154*US0001M + 7.673%), 03/17/2033	100,089	0.0
1,618,265 (1)	Ginnie Mae Series 2004-98 SA, 4.535%, (-1.000*US0001M + 6.700%), 11/20/2034	263,063	0.0
1,469,375	Ginnie Mae Series 2005-21 Z, 5.000%, 03/20/2035	1,551,425	0.2
439,732 (1)	Ginnie Mae Series 2005-25 SI, 6.000%, (-6.000*US0001M + 43.200%), 01/20/2034	78,770	0.0
1,206,703 (1)	Ginnie Mae Series 2005-7 AH, 4.612%, (-1.000*US0001M + 6.770%), 02/16/2035	160,818	0.0
1,261,909 (1)	Ginnie Mae Series 2005-73 IM, 5.500%, 09/20/2035	274,070	0.0
740,229	Ginnie Mae Series 2005-80 Z, 5.000%, 10/20/2035	790,121	0.1
463,291	Ginnie Mae Series 2005-91 UP, 9.983%, (-2.000*US0001M + 14.300%), 09/16/2031	513,963	0.1
7,499,206	Ginnie Mae Series 2006-10 ZT, 6.000%, 03/20/2036	8,583,832	1.0
1,778,832	Ginnie Mae Series 2006-17 TW, 6.000%, 04/20/2036	1,982,181	0.2
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
11,916,559 (1)	Ginnie Mae Series 2006-26 TB, 0.250%, (-1.000*US0001M + 6.500%), 06/20/2036	$117,889	0.0
3,391,019	Ginnie Mae Series 2006-7 ZA, 5.500%, 02/20/2036	3,649,204	0.4
2,512,623 (1)	Ginnie Mae Series 2007-17 CI, 7.500%, 04/16/2037	692,757	0.1
92,360	Ginnie Mae Series 2007-37 S, 17.386%, (-3.667*US0001M + 25.300%), 04/16/2037	102,506	0.0
156,583	Ginnie Mae Series 2007-45 PE, 5.500%, 07/16/2037	165,040	0.0
90,730	Ginnie Mae Series 2007-5 MT, 2.385%, (US0001M + 0.220%), 02/20/2034	90,634	0.0
2,799,764 (1)	Ginnie Mae Series 2007-53 SC, 4.335%, (-1.000*US0001M + 6.500%), 09/20/2037	416,679	0.1
84,841	Ginnie Mae Series 2007-53 SW, 13.709%, (-3.000*US0001M + 20.205%), 09/20/2037	102,646	0.0
1,538,697	Ginnie Mae Series 2007-60 YZ, 5.500%, 10/20/2037	1,630,549	0.2
2,853,288	Ginnie Mae Series 2007-63 Z, 6.000%, 10/20/2037	3,117,550	0.4
2,680,771	Ginnie Mae Series 2008-20 PZ, 6.000%, 03/20/2038	3,036,825	0.3
816,943 (1)	Ginnie Mae Series 2008-3 SA, 4.385%, (-1.000*US0001M + 6.550%), 01/20/2038	119,413	0.0
1,671,114 (1)	Ginnie Mae Series 2008-40 PS, 4.342%, (-1.000*US0001M + 6.500%), 05/16/2038	227,635	0.0
3,641,125 (1)	Ginnie Mae Series 2008-82 SA, 3.835%, (-1.000*US0001M + 6.000%), 09/20/2038	446,311	0.1
8,100,732 (1)	Ginnie Mae Series 2009-110 SA, 4.192%, (-1.000*US0001M + 6.350%), 04/16/2039	738,138	0.1
743,497	Ginnie Mae Series 2009-110 ZC, 4.500%, 11/16/2039	771,016	0.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya GNMA Income Fund	as of September 30, 2018 (Unaudited) (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
2,097,415	Ginnie Mae Series 2009-121 ZQ, 5.500%, 09/20/2039	$2,223,982	0.3
1,029,000	Ginnie Mae Series 2009-31 BP, 5.000%, 05/20/2039	1,138,780	0.1
3,929,829	Ginnie Mae Series 2009-31 ZL, 4.500%, 05/20/2039	4,122,539	0.5
3,553,460	Ginnie Mae Series 2009-34 Z, 4.500%, 05/16/2039	3,689,962	0.4
2,825,350	Ginnie Mae Series 2009-53 ZB, 6.000%, 07/16/2039	3,079,451	0.3
380,932 (1)	Ginnie Mae Series 2009-55 BI, 1.000%, (-25.000*US0001M + 162.500%), 06/16/2037	15,146	0.0
1,715,175	Ginnie Mae Series 2009-61 EZ, 7.500%, 08/20/2039	2,173,124	0.2
5,106,157	Ginnie Mae Series 2009-61 PZ, 7.500%, 08/20/2039	6,927,444	0.8
3,021,020	Ginnie Mae Series 2009-61 ZQ, 6.000%, 08/16/2039	3,732,066	0.4
2,665,821 (1)	Ginnie Mae Series 2009-66 QS, 3.935%, (-1.000*US0001M + 6.100%), 07/20/2039	261,788	0.0
3,000,233	Ginnie Mae Series 2009-67 NZ, 6.000%, 08/16/2039	3,190,923	0.4
1,299,240 (1)	Ginnie Mae Series 2009-77 SA, 3.992%, (-1.000*US0001M + 6.150%), 09/16/2039	161,065	0.0
3,277,288	Ginnie Mae Series 2009-77 ZB, 5.500%, 09/16/2039	3,600,861	0.4
916,740	Ginnie Mae Series 2009-87 WZ, 6.000%, 10/20/2039	1,129,683	0.1
567,274	Ginnie Mae Series 2009-92 DZ, 4.500%, 10/16/2039	584,181	0.1
1,326,293	Ginnie Mae Series 2009-98 MZ, 5.000%, 10/16/2039	1,501,970	0.2
3,393,474 (1)	Ginnie Mae Series 2010-106 IP, 5.000%, 03/20/2040	460,836	0.1
10,371,000	Ginnie Mae Series 2010-113 BE, 4.500%, 09/20/2040	10,889,098	1.2
2,613,605 (1)	Ginnie Mae Series 2010-116 NS, 4.492%, (-1.000*US0001M + 6.650%), 09/16/2040	320,899	0.0
290,548 (1)	Ginnie Mae Series 2010-130 KI, 5.500%, 09/16/2040	37,772	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
1,500,000	Ginnie Mae Series 2010-14 B, 4.500%, 02/16/2040	$1,575,106	0.2
1,924,296 (1)	Ginnie Mae Series 2010-158 SA, 3.885%, (-1.000*US0001M + 6.050%), 12/20/2040	266,220	0.0
622,143 (1)	Ginnie Mae Series 2010-165 IP, 4.000%, 04/20/2038	21,725	0.0
26,727,651 (1)	Ginnie Mae Series 2010-166 GS, 3.835%, (-1.000*US0001M + 6.000%), 12/20/2040	2,872,950	0.3
2,720,788 (1)	Ginnie Mae Series 2010-166 NI, 4.500%, 04/20/2039	320,902	0.0
3,125,000	Ginnie Mae Series 2010-169 AW, 4.500%, 12/20/2040	3,246,485	0.4
5,228,256	Ginnie Mae Series 2010-169 JZ, 4.000%, 12/20/2040	5,222,135	0.6
806,428 (1)	Ginnie Mae Series 2010-19 LI, 5.000%, 07/16/2039	92,902	0.0
2,100,000	Ginnie Mae Series 2010-31 BP, 5.000%, 03/20/2040	2,277,460	0.3
2,123,551 (1)	Ginnie Mae Series 2010-4 WI, 6.000%, 01/16/2040	514,388	0.1
5,137,373	Ginnie Mae Series 2010-42 VZ, 5.500%, 10/20/2039	5,739,548	0.6
2,271,189	Ginnie Mae Series 2010-59 ZA, 4.500%, 05/20/2040	2,370,967	0.3
477,220 (1)	Ginnie Mae Series 2010-85 NI, 5.000%, 01/20/2038	13,457	0.0
1,067,455 (1)	Ginnie Mae Series 2010-9 SB, 4.335%, (-1.000*US0001M + 6.500%), 09/20/2038	42,718	0.0
6,451,447	Ginnie Mae Series 2010-H01 FA, 2.893%, (US0001M + 0.820%), 01/20/2060	6,505,612	0.7
8,029,636	Ginnie Mae Series 2010-H10 FB, 3.073%, (US0001M + 1.000%), 05/20/2060	8,162,603	0.9
8,535,261	Ginnie Mae Series 2010-H10 FC, 3.073%, (US0001M + 1.000%), 05/20/2060	8,651,560	1.0
563,526 (1)	Ginnie Mae Series 2011-123 QI, 5.000%, 05/20/2041	85,550	0.0
197,322	Ginnie Mae Series 2011-169 BC, 7.000%, 05/16/2032	213,474	0.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya GNMA Income Fund	as of September 30, 2018 (Unaudited) (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
547,272 (2)	Ginnie Mae Series 2011-169 BG, 5.411%, 04/16/2039	$572,298	0.1
6,764,413	Ginnie Mae Series 2011-25 Z, 4.000%, 02/20/2041	6,810,596	0.8
1,863,394	Ginnie Mae Series 2011-59 QC, 4.000%, 12/20/2040	1,930,746	0.2
8,379,784 (1)	Ginnie Mae Series 2011-73 LS, 4.525%, (-1.000*US0001M + 6.690%), 08/20/2039	674,227	0.1
1,355,945	Ginnie Mae Series 2011-H07 FA, 2.580%, (US0001M + 0.500%), 02/20/2061	1,358,810	0.2
3,038,615 (1)	Ginnie Mae Series 2012-102 TI, 4.000%, 08/20/2039	346,162	0.0
3,359,452 (1)	Ginnie Mae Series 2012-103 IC, 3.500%, 08/16/2040	343,569	0.0
911,879 (1)	Ginnie Mae Series 2012-124 MI, 4.000%, 03/20/2042	116,079	0.0
10,668,314 (1)	Ginnie Mae Series 2012-146 AI, 3.000%, 10/20/2037	1,041,446	0.1
731,726 (1)	Ginnie Mae Series 2012-34 MS, 4.542%, (-1.000*US0001M + 6.700%), 04/16/2041	94,801	0.0
238,914	Ginnie Mae Series 2012-43 MA, 4.000%, 10/20/2041	239,115	0.0
5,994,395 (1)	Ginnie Mae Series 2012-48 SA, 4.492%, (-1.000*US0001M + 6.650%), 04/16/2042	1,027,998	0.1
8,620,714 (1)	Ginnie Mae Series 2012-60 SG, 3.942%, (-1.000*US0001M + 6.100%), 05/16/2042	1,232,366	0.1
2,227,132 (1)	Ginnie Mae Series 2012-98 EI, 4.000%, 04/20/2041	320,623	0.0
2,192,667	Ginnie Mae Series 2012-H11 VA, 2.730%, (US0001M + 0.650%), 05/20/2062	2,214,139	0.3
28,646,765	Ginnie Mae Series 2012-H12 FB, 3.130%, (US0001M + 1.050%), 02/20/2062	29,075,793	3.2
2,206,529	Ginnie Mae Series 2012-H20 BA, 2.640%, (US0001M + 0.560%), 09/20/2062	2,214,737	0.3
3,000,000	Ginnie Mae Series 2013-147 BE, 4.000%, 12/20/2039	3,043,985	0.3
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
1,309,240	Ginnie Mae Series 2013-167 Z, 3.000%, 10/16/2043	$1,182,475	0.1
1,900,000 (1)	Ginnie Mae Series 2013-186 UI, 2.500%, 11/20/2043	569,242	0.1
1,691,943 (1)	Ginnie Mae Series 2013-186 VI, 4.000%, 12/20/2042	285,950	0.0
8,654,365 (1)	Ginnie Mae Series 2013-20 LI, 4.500%, 12/16/2042	1,311,204	0.2
4,546,232 (1)	Ginnie Mae Series 2013-41 PI, 3.500%, 04/20/2040	347,324	0.0
2,500,972	Ginnie Mae Series 2013-H08 BF, 2.480%, (US0001M + 0.400%), 03/20/2063	2,498,735	0.3
4,835,849	Ginnie Mae Series 2013-H10 FT, 2.870%, (H15T1Y + 0.450%), 04/20/2063	4,843,743	0.5
3,840,209	Ginnie Mae Series 2013-H14 FC, 2.550%, (US0001M + 0.470%), 06/20/2063	3,848,144	0.4
1,309,033	Ginnie Mae Series 2013-H18 BA, 2.680%, (US0001M + 0.600%), 07/20/2063	1,315,622	0.2
3,966,747	Ginnie Mae Series 2013-H19 DF, 2.730%, (US0001M + 0.650%), 05/20/2063	3,987,312	0.4
3,378,075	Ginnie Mae Series 2013-H20 FB, 3.080%, (US0001M + 1.000%), 08/20/2063	3,422,790	0.4
4,211,887	Ginnie Mae Series 2013-H23 FA, 3.380%, (US0001M + 1.300%), 09/20/2063	4,300,125	0.5
2,793,200	Ginnie Mae Series 2014-115 EM, 4.000%, 08/20/2044	2,807,145	0.3
5,697,209	Ginnie Mae Series 2014-118 ZP, 4.000%, 08/20/2044	5,774,365	0.6
4,215,334 (1)	Ginnie Mae Series 2014-30 ES, 2.835%, (-1.000*US0001M + 5.000%), 03/20/2040	392,471	0.1
11,422,203 (2)	Ginnie Mae Series 2015-10 Q, 2.285%, 10/20/2044	9,886,352	1.1
12,125,000	Ginnie Mae Series 2015-143 B, 3.500%, 04/20/2045	11,856,245	1.3
3,777,282 (1)	Ginnie Mae Series 2015-157 PI, 4.000%, 03/20/2044	605,760	0.1
10,175,519	Ginnie Mae Series 2015-27 PB, 3.000%, 08/20/2044	9,786,916	1.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya GNMA Income Fund	as of September 30, 2018 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
41,544,715		Ginnie Mae Series 2015-H31 FT, 2.730%, (US0001M + 0.650%), 11/20/2065	$41,676,877	4.6
16,792,604 (1)		Ginnie Mae Series 2016-145 IU, 3.500%, 10/20/2046	3,085,567	0.3
7,792,027 (2)		Ginnie Mae Series 2016-5 AB, 4.677%, 01/20/2046	8,086,332	0.9
11,312,406		Ginnie Mae Series 2016-H08 FT, 2.800%, (US0001M + 0.720%), 02/20/2066	11,363,545	1.3
315,318		Ginnie Mae Series 2017-182 ZL, 3.000%, 12/20/2047	309,526	0.0
49,022,514		Ginnie Mae Series 2017-H23 FC, 2.530%, (US0001M + 0.450%), 11/20/2067	49,115,319	5.4
1,597,728		Vendee Mortgage Trust 2011-2 DZ, 3.750%, 10/15/2041	1,566,652	0.2
		Total Collateralized Mortgage Obligations (Cost $536,235,845)	524,872,947	57.9
ASSET-BACKED SECURITIES: 0.1%
		Other Asset-Backed Securities: 0.1%
672,224 (2)		Fannie Mae Grantor Trust 2003-T4 2A6, 4.683%, 07/26/2033	686,925	0.1
132,452 (2)		Fannie Mae REMIC Trust 2001-W4 AF6, 5.610%, 01/25/2032	135,876	0.0
93,595 (2)		Fannie Mae REMIC Trust 2002-W12 AF6, 5.066%, 02/25/2033	93,213	0.0
138,783 (2)		Fannie Mae REMIC Trust 2002-W2 AF6, 6.500%, 05/25/2032	140,153	0.0
		Total Asset-Backed Securities (Cost $1,091,233)	1,056,167	0.1
COMMERCIAL MORTGAGE-BACKED SECURITIES: 0.5%
592,609 (2)		Ginnie Mae 2004-23 Z, 5.546%, 03/16/2044	605,860	0.1
7,079,969	(1)(2)	Ginnie Mae 2006-67 IO, 0.576%, 11/16/2046	27,019	0.0
706,300 (2)		Ginnie Mae 2007-52 Z, 4.350%, 01/16/2048	711,027	0.1
1,265,337		Ginnie Mae 2008-39 Z, 4.500%, 02/16/2048	1,289,976	0.1
242,139	(1)(2)	Ginnie Mae 2008-45 IO, 0.850%, 02/16/2048	480	0.0
Principal Amount†			Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
647,504 (2)		Ginnie Mae 2009-115 D, 4.661%, 01/16/2050	$648,457	0.1
3,541,010	(1)(2)	Ginnie Mae 2010-122 IO, 0.281%, 02/16/2044	57,485	0.0
79,070	(1)(2)	Ginnie Mae 2010-123 IA, 2.083%, 10/16/2052	2,231	0.0
29,677,933	(1)(2)	Ginnie Mae 2011-47 IO, 0.024%, 01/16/2051	241,676	0.0
582,495 (2)		Ginnie Mae 2011-53 B, 4.397%, 05/16/2051	590,723	0.1
		Total Commercial Mortgage-Backed Securities (Cost $4,383,990)	4,174,934	0.5
U.S. GOVERNMENT AGENCY OBLIGATIONS: 72.6%
		Federal Home Loan Mortgage Corporation: 5.6%(4)
5,807,987		3.500%, 12/01/2047	5,720,778	0.6
7,915,608		3.500%, 03/01/2048	7,816,552	0.9
26,000,000 (5)		3.500%, 10/01/2048	25,584,609	2.8
7,044,000 (5)		4.000%, 07/15/2040	7,113,006	0.8
4,460,823		5.290%-9.500%, 07/01/2020-06/01/2038	4,786,786	0.5
			51,021,731	5.6
		Federal National Mortgage Association: 3.4%(4)
13,728,941		4.000%, 05/01/2042	13,981,272	1.5
16,017,803		4.000%-7.500%, 07/01/2027-05/01/2048	16,742,848	1.9
			30,724,120	3.4
		Government National Mortgage Association: 63.6%
22,534,575		3.000%, 07/20/2047	21,854,501	2.4
20,031,588		3.000%, 01/20/2048	19,420,821	2.1
59,859,000 (5)		3.000%, 10/01/2048	57,977,885	6.4
5,582,101		3.500%, 09/20/2045	5,550,659	0.6
9,734,299		3.500%, 04/20/2046	9,701,782	1.1
8,652,729		3.500%, 08/20/2046	8,617,541	0.9
9,877,016		3.500%, 09/20/2046	9,846,230	1.1
5,926,073		3.500%, 09/20/2046	5,897,105	0.6
7,098,736		3.500%, 10/20/2046	7,063,895	0.8
6,199,977		3.500%, 10/20/2046	6,169,547	0.7
5,221,612		3.500%, 11/20/2046	5,203,132	0.6
95,357,000 (5)		3.500%, 10/01/2048	94,826,207	10.5
6,075,154		3.750%, 05/20/2042	6,114,548	0.7
5,957,235		3.750%, 05/20/2042	5,995,814	0.7

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya GNMA Income Fund	as of September 30, 2018 (Unaudited) (continued)

Principal Amount†		Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
	Government National Mortgage Association (continued)
13,287,352	4.000%, 08/20/2042	$13,637,307	1.5
7,071,750	4.000%, 01/20/2046	7,219,714	0.8
5,929,895	4.000%, 03/20/2046	6,052,964	0.7
77,844,000 (5)	4.000%, 11/01/2048	79,064,872	8.7
48,000,000 (5)	4.500%, 11/01/2048	49,575,002	5.5
153,872,919	3.000%-7.500%, 01/15/2024-01/20/2048	155,936,642	17.2
		575,726,168	63.6
	Total U.S. Government Agency Obligations (Cost $667,077,326)	657,472,019	72.6
	Total Long-Term Investments (Cost $1,208,788,394)	1,187,576,067	131.1
SHORT-TERM INVESTMENTS: 1.2%
	U.S. Treasury Bills: 1.2%
10,816,000	United States Treasury Bill, 1.980%, 10/18/2018 (Cost $10,805,759)	10,805,466	1.2
	Total Short-Term Investments (Cost $10,805,759)	10,805,466	1.2
	Total Investments in Securities (Cost $1,219,594,153)	$1,198,381,533	132.3
	Liabilities in Excess of Other Assets	(292,563,060)	(32.3)
	Net Assets	$905,818,473	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of September 30, 2018.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

(1)
Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.

(2)
Variable rate security. Rate shown is the rate in effect as of September 30, 2018.

(3)
Principal only securities represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. No payments of interest on the pool are passed through the principal only security.

(4)
The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

(5)
Settlement is on a when-issued or delayed-delivery basis.

Reference Rate Abbreviations:
H15T1Y	U.S. Treasury 1-Year Constant Maturity
US0001M	1-month LIBOR

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of September 30, 2018 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at September 30, 2018
Asset Table
Investments, at fair value
Collateralized Mortgage Obligations	$—	$524,872,947	$—	$524,872,947
U.S. Government Agency Obligations	—	657,472,019	—	657,472,019
Commercial Mortgage-Backed Securities	—	4,174,934	—	4,174,934
Asset-Backed Securities	—	1,056,167	—	1,056,167
Short-Term Investments	—	10,805,466	—	10,805,466
Total Investments, at fair value	$—	$1,198,381,533	$—	$1,198,381,533

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya GNMA Income Fund	as of September 30, 2018 (Unaudited) (continued)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at September 30, 2018
Other Financial Instruments+
Futures	2,638,821	—	—	2,638,821
Total Assets	$2,638,821	$1,198,381,533	$—	$1,201,020,354
Liabilities Table
Other Financial Instruments+
Futures	$(114,546)	$—	$—	$(114,546)
Total Liabilities	$(114,546)	$—	$—	$(114,546)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

At September 30, 2018, the following futures contracts were outstanding for Voya GNMA Income Fund:
Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts:
U.S. Treasury Ultra Long Bond	19	12/19/18	$2,931,344	$(114,546)
			$2,931,344	$(114,546)
Short Contracts:
U.S. Treasury 10-Year Note	(416)	12/19/18	(49,413,000)	671,988
U.S. Treasury 2-Year Note	(365)	12/31/18	(76,918,047)	227,456
U.S. Treasury 5-Year Note	(737)	12/31/18	(82,895,227)	719,047
U.S. Treasury Long Bond	(235)	12/19/18	(33,017,500)	1,020,330
			$(242,243,774)	$2,638,821

A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of September 30, 2018 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Interest rate contracts	Net Assets — Unrealized appreciation*	$2,638,821
Total Asset Derivatives		$2,638,821
Liability Derivatives
Interest rate contracts	Net Assets — Unrealized depreciation*	$114,546
Total Liability Derivatives		$114,546

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Portfolio of Investments.

The effect of derivative instruments on the Fund’s Statement of Operations for the period ended September 30, 2018 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Interest rate contracts	$629,951
Total	$629,951

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya GNMA Income Fund	as of September 30, 2018 (Unaudited) (continued)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Interest rate contracts	$3,720,353
Total	$3,720,353

At September 30, 2018, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at period end were:
Cost for federal income tax purposes was $1,221,556,501.
Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$5,547,099
Gross Unrealized Depreciation	(26,197,792)
Net Unrealized Depreciation	$(20,650,693)

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya High Yield Bond Fund	as of September 30, 2018 (Unaudited)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 95.5%
		Basic Materials: 7.8%
1,500,000 (1)		Alpha 3 BV / Alpha US Bidco, Inc., 6.250%, 02/01/2025	$1,500,450	0.3
1,635,000 (1)		Aruba Investments, Inc., 8.750%, 02/15/2023	1,708,575	0.4
1,970,000 (1)		Cascades, Inc., 5.500%, 07/15/2022	1,994,625	0.4
2,000,000		Cleveland-Cliffs, Inc., 5.750%, 03/01/2025	1,952,500	0.4
920,000 (1)		Constellium NV, 5.750%, 05/15/2024	918,850	0.2
250,000 (1)		Constellium NV, 5.875%, 02/15/2026	245,312	0.1
1,050,000 (1)		Constellium NV, 6.625%, 03/01/2025	1,065,750	0.2
1,285,000 (1)		Cornerstone Chemical Co., 6.750%, 08/15/2024	1,288,495	0.3
940,000 (1)		Ferroglobe PLC / Globe Specialty Metals, Inc., 9.375%, 03/01/2022	995,225	0.2
985,000 (1)		First Quantum Minerals Ltd., 6.500%, 03/01/2024	904,969	0.2
3,400,000		Freeport-McMoRan, Inc., 4.550%-5.450%, 11/14/2024-03/15/2043	3,205,625	0.7
1,600,000		Hexion, Inc., 6.625%, 04/15/2020	1,508,000	0.4
975,000 (1)		Hexion, Inc., 10.375%, 02/01/2022	953,062	0.2
1,300,000 (1)		IAMGOLD Corp., 7.000%, 04/15/2025	1,296,490	0.3
1,720,000 (1)		OCI NV, 6.625%, 04/15/2023	1,786,650	0.4
1,820,000 (1)		Rayonier AM Products, Inc., 5.500%, 06/01/2024	1,761,451	0.4
1,950,000 (1)		Schweitzer-Mauduit International, Inc., 6.875%, 10/01/2026	1,993,875	0.4
1,450,000	(1)(2)	Tronox, Inc., 6.500%, 04/15/2026	1,401,063	0.3
9,100,000		Other Securities	9,031,388	2.0
			35,512,355	7.8
		Communications: 17.7%
1,000,000	(1)(2)	Altice Finco SA, 8.125%, 01/15/2024	1,018,750	0.2
2,925,000 (1)		Altice France SA/France, 6.250%, 05/15/2024	2,901,600	0.6
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Communications (continued)
400,000 (1)		Altice France SA/France, 8.125%, 02/01/2027	$412,000	0.1
1,500,000	(1)(2)	Altice Luxembourg SA, 7.625%, 02/15/2025	1,365,000	0.3
1,645,000 (1)		Altice Luxembourg SA, 7.750%, 05/15/2022	1,607,165	0.4
1,845,000 (1)		Altice US Finance I Corp., 5.500%, 05/15/2026	1,844,077	0.4
1,985,000		AMC Networks, Inc., 4.750%, 08/01/2025	1,909,709	0.4
1,215,000 (1)		Block Communications, Inc., 6.875%, 02/15/2025	1,251,450	0.3
1,755,000 (1)		CCO Holdings LLC / CCO Holdings Capital Corp., 5.125%, 05/01/2027	1,668,321	0.4
1,060,000 (1)		CCO Holdings LLC / CCO Holdings Capital Corp., 5.000%, 02/01/2028	998,944	0.2
870,000 (1)		CCO Holdings LLC / CCO Holdings Capital Corp., 5.500%, 05/01/2026	862,388	0.2
2,245,000 (1)		CCO Holdings LLC / CCO Holdings Capital Corp., 5.750%, 02/15/2026	2,259,031	0.5
1,150,000 (1)		CCO Holdings LLC / CCO Holdings Capital Corp., 5.875%, 04/01/2024	1,177,312	0.2
2,550,000		CenturyLink, Inc., 5.625%-5.800%, 04/01/2020-03/15/2022	2,605,437	0.6
955,000 (1)		Cequel Communications Holdings I LLC / Cequel Capital Corp., 5.125%, 12/15/2021	965,744	0.2
600,000 (1)		Cequel Communications Holdings I LLC / Cequel Capital Corp., 7.500%, 04/01/2028	631,500	0.2
2,295,000 (1)		CommScope Tech Finance LLC, 6.000%, 06/15/2025	2,379,915	0.5
2,585,000		CSC Holdings LLC, 5.250%, 06/01/2024	2,533,300	0.6
1,200,000 (1)		CSC Holdings LLC, 5.375%, 02/01/2028	1,149,000	0.2
570,000		DISH DBS Corp., 5.000%, 03/15/2023	519,373	0.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya High Yield Bond Fund	as of September 30, 2018 (Unaudited) (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Communications (continued)
3,525,000	DISH DBS Corp., 5.875%, 11/15/2024	$3,181,312	0.7
5,030,000 (2)	Frontier Communications Corp., 6.875%-11.000%, 01/15/2025-09/15/2025	3,474,421	0.8
1,815,000 (1)	Gray Television, Inc., 5.125%, 10/15/2024	1,758,281	0.4
1,260,000 (1)	Intelsat Connect Finance SA, 9.500%, 02/15/2023	1,258,425	0.3
1,050,000 (1)	Intelsat Jackson Holdings SA, 8.500%, 10/15/2024	1,060,500	0.2
1,615,000 (2)	Intelsat Luxembourg SA, 8.125%, 06/01/2023	1,441,387	0.3
3,645,000	Level 3 Financing, Inc., 5.125%-5.375%, 05/01/2023-03/15/2026	3,647,696	0.8
1,850,000 (1)	Netflix, Inc., 5.875%, 11/15/2028	1,857,992	0.4
1,955,000 (1)	Nexstar Broadcasting, Inc., 5.625%, 08/01/2024	1,918,344	0.4
1,705,000 (1)	Plantronics, Inc., 5.500%, 05/31/2023	1,700,738	0.4
1,530,000 (1)	Salem Media Group, Inc., 6.750%, 06/01/2024	1,369,350	0.3
860,000 (1)	Sinclair Television Group, Inc., 5.125%, 02/15/2027	795,500	0.2
1,825,000 (1)	Sirius XM Radio, Inc., 5.000%, 08/01/2027	1,765,158	0.4
1,310,000 (1)	Sirius XM Radio, Inc., 6.000%, 07/15/2024	1,362,662	0.3
750,000	Sprint Communications, Inc., 6.000%, 11/15/2022	766,875	0.2
4,110,000	Sprint Corp., 7.125%, 06/15/2024	4,279,538	0.9
2,170,000	Sprint Corp., 7.250%, 09/15/2021	2,297,487	0.5
2,000,000	Sprint Corp., 7.625%, 03/01/2026	2,121,500	0.5
2,300,000	Telecom Italia Capital SA, 6.000%-6.375%, 11/15/2033-09/30/2034	2,238,725	0.5
1,320,000 (1)	Telesat Canada / Telesat LLC, 8.875%, 11/15/2024	1,415,700	0.3
2,000,000	T-Mobile USA, Inc., 5.375%, 04/15/2027	1,997,500	0.4
755,000	T-Mobile USA, Inc., 4.500%-5.125%, 04/15/2025-02/01/2026	728,973	0.2
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Communications (continued)
1,045,000 (1)	Zayo Group LLC / Zayo Capital, Inc., 5.750%, 01/15/2027	$1,049,703	0.3
1,415,000	Zayo Group LLC / Zayo Capital, Inc., 6.000%, 04/01/2023	1,464,525	0.3
4,960,000	Other Securities	4,984,189	1.1
		79,996,497	17.7
	Consumer, Cyclical: 15.9%
2,650,000 (1)	1011778 BC ULC / New Red Finance, Inc., 5.000%, 10/15/2025	2,544,026	0.6
1,775,000	AMC Entertainment Holdings, Inc., 5.875%, 11/15/2026	1,704,000	0.4
870,000 (1)	Ashton Woods USA LLC / Ashton Woods Finance Co., 6.750%, 08/01/2025	815,625	0.2
856,000 (1)	Ashton Woods USA LLC / Ashton Woods Finance Co., 6.875%, 02/15/2021	866,700	0.2
2,205,000 (1)	Caesars Resort Collection LLC / CRC Finco, Inc., 5.250%, 10/15/2025	2,105,775	0.5
1,300,000 (1)	Carmike Cinemas, Inc., 6.000%, 06/15/2023	1,327,625	0.3
1,340,000 (1)	CCM Merger, Inc., 6.000%, 03/15/2022	1,378,806	0.3
1,700,000 (1)	Cooper-Standard Automotive, Inc., 5.625%, 11/15/2026	1,676,625	0.4
1,960,000	Dana, Inc., 5.500%, 12/15/2024	1,948,240	0.4
1,100,000 (1)	Eagle Intermediate Global Holding BV/Ruyi US Finance LLC, 7.500%, 05/01/2025	1,080,750	0.2
2,095,000 (1)	EMI Music Publishing Group North America Holdings, Inc., 7.625%, 06/15/2024	2,259,981	0.5
1,800,000 (1)	Golden Nugget, Inc., 6.750%, 10/15/2024	1,830,384	0.4

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya High Yield Bond Fund	as of September 30, 2018 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Consumer, Cyclical (continued)
900,000 (1)		International Game Technology PLC, 6.250%, 02/15/2022	$936,000	0.2
865,000 (1)		International Game Technology PLC, 6.500%, 02/15/2025	901,762	0.2
1,290,000 (1)		JB Poindexter & Co., Inc., 7.125%, 04/15/2026	1,344,825	0.3
815,000 (1)		KFC Holding Co/Pizza Hut Holdings LLC/Taco Bell of America LLC, 5.000%, 06/01/2024	810,420	0.2
815,000 (1)		KFC Holding Co/Pizza Hut Holdings LLC/Taco Bell of America LLC, 5.250%, 06/01/2026	815,611	0.2
1,960,000 (1)		Live Nation Entertainment, Inc., 5.375%, 06/15/2022	1,989,400	0.4
4,060,000		MGM Resorts International, 5.750%- 7.750%, 03/15/2022- 06/15/2025	4,218,325	0.9
1,800,000 (1)		Navistar International Corp., 6.625%, 11/01/2025	1,881,000	0.4
980,000 (1)		Neiman Marcus Group Ltd., Inc., 8.000%, 10/15/2021	648,637	0.1
1,920,197	(1)(3)	Neiman Marcus Group Ltd., Inc., 8.750% (PIK Rate 9.500%, Cash Rate 8.750%), 10/15/2021	1,275,731	0.3
1,295,000 (1)		Penn National Gaming, Inc., 5.625%, 01/15/2027	1,252,524	0.3
2,980,000 (1)		PetSmart, Inc., 7.125%, 03/15/2023	2,156,775	0.5
1,440,000 (1)		Scientific Games International, Inc., 5.000%, 10/15/2025	1,371,600	0.3
2,165,000		Scientific Games International, Inc., 6.625%-10.000%, 05/15/2021-12/01/2022	2,244,783	0.5
2,010,000 (1)		Silversea Cruise Finance Ltd., 7.250%, 02/01/2025	2,196,629	0.5
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Consumer, Cyclical (continued)
1,585,000 (1)		Six Flags Entertainment Corp., 5.500%, 04/15/2027	$1,573,113	0.3
1,355,000 (1)		Station Casinos LLC, 5.000%, 10/01/2025	1,301,207	0.3
2,115,000 (1)		Viking Cruises Ltd., 5.875%, 09/15/2027	2,069,105	0.5
745,000 (1)		WMG Acquisition Corp., 5.000%, 08/01/2023	746,863	0.2
657,000 (1)		WMG Acquisition Corp., 5.625%, 04/15/2022	668,497	0.1
1,620,000 (1)		Wolverine World Wide, Inc., 5.000%, 09/01/2026	1,593,675	0.3
20,831,000 (4)		Other Securities	20,595,677	4.5
			72,130,696	15.9
		Consumer, Non-cyclical: 16.0%
1,750,000	(1)(2)	Aptim Corp., 7.750%, 06/15/2025	1,513,505	0.3
1,245,000 (1)		Cardtronics, Inc. / Cardtronics USA, Inc., 5.500%, 05/01/2025	1,195,200	0.3
2,630,000		Centene Corp., 4.750%-6.125%, 02/15/2021-01/15/2025	2,714,769	0.6
1,380,000 (1)		Cott Holdings, Inc., 5.500%, 04/01/2025	1,350,675	0.3
950,000	(1)(3)	Eagle Holding CO II LLC, 7.625% (PIK Rate 8.375%, Cash Rate 7.625%), 05/15/2022	964,250	0.2
450,000	(1)(2)	Endo Dac / Endo Finance LLC / Endo Finco, Inc., 5.875%, 10/15/2024	455,625	0.1
690,000 (1)		Endo Finance LLC / Endo Finco, Inc., 5.375%, 01/15/2023	610,650	0.1
840,000 (1)		Envision Healthcare Corp., 5.125%, 07/01/2022	864,780	0.2
1,805,000		Envision Healthcare Corp., 5.625%, 07/15/2022	1,856,803	0.4
1,660,000 (1)		Graham Holdings Co., 5.750%, 06/01/2026	1,703,575	0.4
2,395,000		HCA Healthcare, Inc., 6.250%, 02/15/2021	2,502,775	0.6
3,315,000		HCA, Inc., 5.375%, 02/01/2025	3,389,587	0.7

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya High Yield Bond Fund	as of September 30, 2018 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Consumer, Non-cyclical (continued)
2,400,000		HCA, Inc., 5.500%-7.500%, 02/15/2022- 06/15/2047	$2,552,750	0.6
575,000 (1)		Hertz Corp./The, 7.625%, 06/01/2022	569,250	0.1
1,235,000	(1)(2)	Hertz Corp., 5.500%, 10/15/2024	1,031,225	0.2
775,000 (2)		Hertz Corp., 7.375%, 01/15/2021	775,969	0.2
1,655,000 (1)		Hill-Rom Holdings, Inc., 5.750%, 09/01/2023	1,704,650	0.4
1,570,000 (1)		Jaguar Holding Co. II / Pharmaceutical Product Development LLC, 6.375%, 08/01/2023	1,585,700	0.4
950,000 (1)		JBS USA LLC/JBS USA Finance, Inc., 7.250%, 06/01/2021	969,000	0.2
575,000 (1)		JBS USA LUX SA / JBS USA Finance, Inc., 5.875%, 07/15/2024	568,531	0.1
1,335,000 (1)		JBS USA LUX SA / JBS USA Finance, Inc., 6.750%, 02/15/2028	1,328,325	0.3
2,275,000 (1)		MPH Acquisition Holdings LLC, 7.125%, 06/01/2024	2,370,550	0.5
1,125,000 (1)		Pilgrim’s Pride Corp., 5.750%, 03/15/2025	1,088,437	0.2
1,200,000 (1)		Pilgrim’s Pride Corp., 5.875%, 09/30/2027	1,140,000	0.3
580,000	(1)(3)	Polaris Intermediate Corp., 8.500% (PIK Rate 8.500%, Cash Rate 0.000%), 12/01/2022	601,454	0.1
1,975,000 (1)		Post Holdings, Inc., 5.625%, 01/15/2028	1,905,875	0.4
900,000 (1)		Post Holdings, Inc., 8.000%, 07/15/2025	993,375	0.2
1,220,000 (1)		Sotera Health Holdings LLC, 6.500%, 05/15/2023	1,259,650	0.3
805,000	(1)(3)	Sotera Health Topco, Inc., 8.125% (PIK Rate 8.875%, Cash Rate 8.125%), 11/01/2021	815,062	0.2
2,060,000 (2)		Tenet Healthcare Corp., 6.750%, 06/15/2023	2,060,000	0.5
2,345,000		Tenet Healthcare Corp., 5.125%-8.125%, 02/01/2020-05/01/2025	2,406,085	0.5
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Consumer, Non-cyclical (continued)
2,495,000		United Rentals North America, Inc., 4.625%-5.500%, 07/15/2025-01/15/2028	$2,449,738	0.5
2,490,000 (1)		Bausch Health Cos, Inc./US, 8.500%, 01/31/2027	2,620,725	0.6
1,750,000 (1)		Bausch Health Cos, Inc., 5.500%, 03/01/2023	1,690,063	0.4
450,000 (1)		Bausch Health Cos, Inc., 5.500%, 11/01/2025	450,900	0.1
780,000 (1)		Bausch Health Cos, Inc., 6.125%, 04/15/2025	743,769	0.1
1,135,000 (1)		Bausch Health Cos, Inc., 7.000%, 03/15/2024	1,201,965	0.3
1,775,000 (1)		Vizient, Inc., 10.375%, 03/01/2024	1,950,281	0.4
1,835,000 (1)		West Street Merger Sub, Inc., 6.375%, 09/01/2025	1,747,838	0.4
15,480,000		Other Securities	14,860,890	3.3
			72,564,251	16.0
		Energy: 16.0%
2,300,000		Antero Resources Corp., 5.000%-5.125%, 12/01/2022-03/01/2025	2,331,875	0.5
1,620,000 (1)		Calfrac Holdings L.P., 8.500%, 06/15/2026	1,518,750	0.3
2,950,000	(1)(2)	California Resources Corp., 8.000%, 12/15/2022	2,820,937	0.6
1,690,000 (1)		Centennial Resource Production LLC, 5.375%, 01/15/2026	1,685,775	0.4
2,615,000		Cheniere Corpus Christi Holdings LLC, 5.125%-5.875%, 03/31/2025-06/30/2027	2,674,587	0.6
700,000		Chesapeake Energy Corp., 6.625%, 08/15/2020	735,000	0.2
2,295,000 (2)		Chesapeake Energy Corp., 8.000%, 01/15/2025	2,374,178	0.5
1,505,000 (1)		Covey Park Energy LLC / Covey Park Finance Corp., 7.500%, 05/15/2025	1,533,219	0.3
840,000 (1)		Endeavor Energy Resources L.P. / EER Finance, Inc., 5.500%, 01/30/2026	844,200	0.2

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya High Yield Bond Fund	as of September 30, 2018 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Energy (continued)
835,000 (1)		Endeavor Energy Resources L.P. / EER Finance, Inc., 5.750%, 01/30/2028	$838,131	0.2
1,045,000 (1)		Hess Infrastructure Partners L.P. / Hess Infrastructure Partners Finance Corp., 5.625%, 02/15/2026	1,060,675	0.2
1,545,000 (1)		Indigo Natural Resources LLC, 6.875%, 02/15/2026	1,502,513	0.3
1,290,000 (1)		Jagged Peak Energy LLC, 5.875%, 05/01/2026	1,286,775	0.3
2,525,000	(1)(2)	Jonah Energy LLC / Jonah Energy Finance Corp., 7.250%, 10/15/2025	1,944,250	0.4
1,850,000 (1)		Lonestar Resources America, Inc., 11.250%, 01/01/2023	2,039,625	0.5
1,510,000 (1)		Magnolia Oil & Gas Operating LLC / Magnolia Oil & Gas Finance Corp., 6.000%, 08/01/2026	1,510,000	0.3
1,655,000 (1)		Moss Creek Resources Holdings, Inc., 7.500%, 01/15/2026	1,661,206	0.4
130,000		Murphy Oil USA, Inc., 5.625%, 05/01/2027	129,513	0.0
1,910,000		Murphy Oil USA, Inc., 6.000%, 08/15/2023	1,972,075	0.5
2,285,000		Murphy Oil Corp., 4.450%-5.750%, 12/01/2022-08/15/2025	2,296,688	0.5
1,470,000 (1)		Murray Energy Corp., 11.250%, 04/15/2021	1,054,725	0.2
1,800,000		Newfield Exploration Co., 5.625%, 07/01/2024	1,905,750	0.4
220,000 (1)		NGPL PipeCo LLC, 4.375%, 08/15/2022	222,750	0.1
1,000,000 (1)		NGPL PipeCo LLC, 4.875%, 08/15/2027	998,750	0.2
830,000 (1)		Noble Holding International Ltd., 7.875%, 02/01/2026	864,238	0.2
1,950,000 (1)		Rockies Express Pipeline LLC, 5.625%, 04/15/2020	2,013,375	0.5
990,000	(1)(2)	Sanchez Energy Corp., 7.250%, 02/15/2023	978,863	0.2
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Energy (continued)
840,000 (1)	Sunoco L.P. / Sunoco Finance Corp., 4.875%, 01/15/2023	$833,700	0.2
85,000 (1)	Sunoco L.P. / Sunoco Finance Corp., 5.500%, 02/15/2026	82,322	0.0
85,000 (1)	Sunoco L.P. / Sunoco Finance Corp., 5.875%, 03/15/2028	81,813	0.0
1,600,000 (1)	Tallgrass Energy Partners L.P. / Tallgrass Energy Finance Corp., 5.500%, 01/15/2028	1,618,000	0.4
2,550,000	Transocean, Inc., 6.800%, 03/15/2038	2,218,500	0.5
2,367,000	Unit Corp., 6.625%, 05/15/2021	2,378,835	0.5
1,655,000 (1)	Vermilion Energy, Inc., 5.625%, 03/15/2025	1,652,931	0.4
2,353,000	WPX Energy, Inc., 6.000%, 01/15/2022	2,450,061	0.5
21,800,000 (4)	Other Securities	20,501,496	4.5
		72,616,081	16.0
	Financial: 5.4%
2,125,000	Ally Financial, Inc., 5.750%, 11/20/2025	2,202,031	0.5
1,500,000	Ally Financial, Inc., 7.500%, 09/15/2020	1,608,000	0.3
1,825,000 (1)	ESH Hospitality, Inc., 5.250%, 05/01/2025	1,774,813	0.4
1,445,000 (1)	HUB International Ltd., 7.000%, 05/01/2026	1,450,505	0.3
1,695,000 (1)	Lions Gate Capital Holdings LLC, 5.875%, 11/01/2024	1,745,850	0.4
2,270,000	MPT Operating Partnership L.P. / MPT Finance Corp., 5.000%-6.375%, 03/01/2024-10/15/2027	2,303,590	0.5
840,000	Navient Corp., 5.875%, 10/25/2024	824,233	0.2
2,000,000	Navient Corp., 7.250%, 09/25/2023	2,130,000	0.4
1,405,000 (1)	Quicken Loans, Inc., 5.250%, 01/15/2028	1,310,163	0.3

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya High Yield Bond Fund	as of September 30, 2018 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Financial (continued)
2,040,000	(1)(2)	Realogy Group LLC / Realogy Co-Issuer Corp., 5.250%, 12/01/2021	$2,052,750	0.5
1,850,000 (1)		Tempo Acquisition LLC / Tempo Acquisition Finance Corp., 6.750%, 06/01/2025	1,803,750	0.4
5,205,000		Other Securities	5,318,234	1.2
			24,523,919	5.4
		Industrial: 9.5%
1,975,000 (1)		Advanced Disposal Services, Inc., 5.625%, 11/15/2024	2,001,643	0.4
313,708	(1)(3)	ARD Securities Finance SARL, 8.750% (PIK Rate 8.750%, Cash Rate 8.750%), 01/31/2023	315,277	0.1
1,000,000 (1)		Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc., 7.250%, 05/15/2024	1,050,000	0.2
1,580,000 (1)		ATS Automation Tooling Systems, Inc., 6.500%, 06/15/2023	1,639,250	0.4
1,649,000 (1)		BMC East LLC, 5.500%, 10/01/2024	1,597,469	0.3
750,000 (1)		Bombardier, Inc., 6.000%, 10/15/2022	755,625	0.2
780,000 (1)		Bombardier, Inc., 7.500%, 12/01/2024	824,850	0.2
2,185,000 (1)		Bombardier, Inc., 8.750%, 12/01/2021	2,427,207	0.5
2,555,000 (1)		BWAY Holding Co., 7.250%, 04/15/2025	2,497,257	0.5
1,280,000 (1)		FXI Holdings, Inc., 7.875%, 11/01/2024	1,224,000	0.3
1,725,000 (1)		Itron, Inc., 5.000%, 01/15/2026	1,660,312	0.4
1,675,000 (1)		James Hardie International Finance DAC, 4.750%, 01/15/2025	1,627,179	0.4
1,255,000 (1)		Koppers, Inc., 6.000%, 02/15/2025	1,258,137	0.3
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Industrial (continued)
1,099,000 (1)	Masonite International Corp., 5.625%, 03/15/2023	$1,127,849	0.2
390,000 (1)	Masonite International Corp., 5.750%, 09/15/2026	391,950	0.1
210,000 (1)	Multi-Color Corp., 4.875%, 11/01/2025	196,875	0.1
1,825,000 (1)	Multi-Color Corp., 6.125%, 12/01/2022	1,875,187	0.4
1,450,000 (1)	Novelis Corp., 5.875%, 09/30/2026	1,419,187	0.3
600,000 (1)	Novelis Corp., 6.250%, 08/15/2024	613,500	0.1
525,000 (1)	Owens-Brockway Glass Container, Inc., 5.875%, 08/15/2023	542,062	0.1
1,425,000 (1)	Owens-Brockway Glass Container, Inc., 6.375%, 08/15/2025	1,471,313	0.3
1,365,000 (1)	PGT Escrow Issuer, Inc., 6.750%, 08/01/2026	1,419,600	0.3
1,030,000 (1)	Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 5.125%, 07/15/2023	1,025,622	0.2
135,000 (1)	Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 7.000%, 07/15/2024	137,616	0.1
1,415,000 (1)	Standard Industries, Inc./ NJ, 6.000%, 10/15/2025	1,452,144	0.3
1,365,000 (1)	Stevens Holding Co., Inc., 6.125%, 10/01/2026	1,390,594	0.3
1,720,000 (1)	Wrangler Buyer Corp., 6.000%, 10/01/2025	1,676,295	0.4
1,620,000 (1)	Zekelman Industries, Inc., 9.875%, 06/15/2023	1,763,775	0.4
7,355,000	Other Securities	7,625,507	1.7
		43,007,282	9.5
	Technology: 5.3%
1,575,000 (1)	Ascend Learning LLC, 6.875%, 08/01/2025	1,594,687	0.4

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya High Yield Bond Fund	as of September 30, 2018 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Technology (continued)
1,975,000 (1)		Change Healthcare Holdings LLC / Change Healthcare Finance, Inc., 5.750%, 03/01/2025	$1,967,594	0.4
540,000 (1)		Dell International LLC / EMC Corp., 5.875%, 06/15/2021	557,550	0.1
540,000 (1)		Dell International LLC / EMC Corp., 7.125%, 06/15/2024	580,114	0.2
1,500,000 (1)		First Data Corp., 5.750%, 01/15/2024	1,524,750	0.3
2,575,000 (1)		First Data Corp., 7.000%, 12/01/2023	2,687,656	0.6
1,890,000	(1)(3)	Infor Software Parent LLC / Infor Software Parent, Inc., 7.125% (PIK Rate 7.875%, Cash Rate 7.125%), 05/01/2021	1,919,767	0.4
1,120,000 (1)		Open Text Corp., 5.625%, 01/15/2023	1,142,400	0.3
525,000 (1)		Open Text Corp., 5.875%, 06/01/2026	543,050	0.1
1,950,000 (1)		Qorvo, Inc., 5.500%, 07/15/2026	1,984,379	0.5
440,000		Qorvo, Inc., 7.000%, 12/01/2025	477,950	0.1
1,425,000 (1)		RP Crown Parent LLC, 7.375%, 10/15/2024	1,482,000	0.3
1,805,000 (1)		Veritas US, Inc. / Veritas Bermuda Ltd.., 10.500%, 02/01/2024	1,660,600	0.4
200,000 (1)		Veritas US, Inc. / Veritas Bermuda Ltd., 7.500%, 02/01/2023	194,800	0.0
5,325,000		Other Securities	5,482,944	1.2
			23,800,241	5.3
		Utilities: 1.9%
735,000 (1)		Calpine Corp., 5.250%, 06/01/2026	683,550	0.1
2,450,000		Calpine Corp., 5.375%-5.750%, 01/15/2023-01/15/2025	2,217,312	0.5
720,000 (1)		Drax Finco PLC, 6.625%, 11/01/2025	730,800	0.2
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Utilities (continued)
1,500,000 (1)		LBC Tank Terminals Holding Netherlands BV, 6.875%, 05/15/2023	$1,496,250	0.3
540,000 (1)		NRG Energy, Inc., 5.750%, 01/15/2028	546,750	0.1
1,940,000		NRG Energy, Inc., 6.250%-6.625%, 07/15/2022-01/15/2027	2,040,858	0.5
975,000 (1)		Vistra Operations Co. LLC, 5.500%, 09/01/2026	987,188	0.2
			8,702,708	1.9
		Total Corporate Bonds/Notes (Cost $431,745,803)	432,854,030	95.5
OTHER(5): —%
		Basic Materials: –%
2,000,000	(6)(7)(8)	Momentive Performance Materials, Inc. (Escrow), 8.875%, 10/15/2020	—	—
		Total Other (Cost $—)	—	—
BANK LOANS: 0.2%
		Health Care: 0.2%
999,375		Valeant Pharmaceuticals International, Inc. 2018 Term Loan B, 5.104%, (US0001M + 3.000%), 06/01/2025	1,005,621	0.2
		Total Bank Loans (Cost $994,378)	1,005,621	0.2

Shares		Value	Percentage of Net Assets
COMMON STOCK: 0.2%
	Consumer Staples: 0.2%
27,789 (9)	Other Securities	1,042,087	0.2
	Total Common Stock (Cost $848,084)	1,042,087	0.2
	Total Long-Term Investments (Cost $433,588,265)	434,901,738	95.9

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya High Yield Bond Fund	as of September 30, 2018 (Unaudited) (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS:7.7%
	Commercial Paper: 2.1%
2,150,000	Enterprise Products Operating LLC, 2.960%, 10/10/2018	$2,148,258	0.5
5,000,000	Kroger Co., 6.950%, 10/01/2018	4,999,048	1.1
2,000,000	Marriott International, Inc., 2.630%, 11/08/2018	1,994,394	0.5
		9,141,700	2.1
	Securities Lending Collateral(10): 4.9%
5,292,499	Cantor Fitzgerald Securities, Repurchase Agreement dated 09/28/18, 2.27%, due 10/01/18 (Repurchase Amount $5,293,486, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-9.000%, Market Value plus accrued interest $5,398,349, due 10/25/18-08/20/68)	5,292,499	1.2
5,292,499	Daiwa Capital Markets, Repurchase Agreement dated 09/28/18, 2.27%, due 10/01/18 (Repurchase Amount $5,293,486, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-8.875%, Market Value plus accrued interest $5,398,349, due 10/25/18-09/09/49)	5,292,499	1.1
1,112,850	Merrill Lynch & Co., Inc., Repurchase Agreement dated 09/28/18, 2.25%, due 10/01/18 (Repurchase Amount $1,113,056, collateralized by various U.S. Government Securities, 0.000%-1.625%, Market Value plus accrued interest $1,135,107, due 05/23/19-09/09/49)	1,112,850	0.2
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateral(10) (continued)
5,292,499	Nomura Securities, Repurchase Agreement dated 09/28/18, 2.27%, due 10/01/18 (Repurchase Amount $5,293,486, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-9.500%, Market Value plus accrued interest $5,398,349, due 09/30/18-08/20/68)	$5,292,499	1.2
5,292,499	RBC Dominion Securities Inc., Repurchase Agreement dated 09/28/18, 2.26%, due 10/01/18 (Repurchase Amount $5,293,482, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-7.000%, Market Value plus accrued interest $5,398,349, due 10/04/18-09/09/49)	5,292,499	1.2
		22,282,846	4.9
Shares		Value	Percentage of Net Assets
	Mutual Funds: 0.7%
3,213,000 (11)	Goldman Sachs Financial Square Government Fund - Institutional Shares, 1.980% (Cost $3,213,000)	3,213,000	0.7
	Total Short-Term Investments (Cost $34,639,372)	34,637,546	7.7
	Total Investments in Securities (Cost $468,227,637)	$469,539,284	103.6
	Liabilities in Excess of Other Assets	(16,132,975)	(3.6)
	Net Assets	$453,406,309	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of September 30, 2018.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya High Yield Bond Fund	as of September 30, 2018 (Unaudited) (continued)

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

(1)
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

(2)
Security, or a portion of the security, is on loan.

(3)
All or a portion of this security is payment-in-kind (“PIK”) which may pay interest or additional principal at the issuer’s discretion. Rates shown are the current rate and possible payment rates.

(4)
The grouping contains securities on loan.

(5)
Represents an escrow position for future entitlements, if any, on the defaulted bond. The escrow position was received in exchange for the defaulted bond as part of the bankruptcy reorganization of the bond issuer.

(6)
For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.

(7)
Defaulted security

(8)
Restricted security as to resale, excluding Rule 144A securities. As of September 30, 2018, the Fund held restricted securities with a fair value of  $— or 0.0% of net assets. Please refer to the table below for additional details.

(9)
The grouping contains non-income producing securities.

(10)
Represents securities purchased with cash collateral received for securities on loan.

(11)
Rate shown is the 7-day yield as of September 30, 2018.

Reference Rate Abbreviations:
US0001M 1-month LIBOR

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of September 30, 2018 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at September 30, 2018
Asset Table
Investments, at fair value
Common Stock
Consumer Staples	$—	$1,042,087	$—	$1,042,087
Total Common Stock	—	1,042,087	—	1,042,087
Corporate Bonds/Notes	—	432,854,030	—	432,854,030
Bank Loans	—	1,005,621	—	1,005,621
Other	—	—	—	—
Short-Term Investments	3,213,000	31,424,546	—	34,637,546
Total Investments, at fair value	$3,213,000	$466,326,284	$—	$469,539,284

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

#
The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.

At September 30, 2018, Voya High Yield Bond Fund held the following restricted securities:
Security	Acquisition Date	Acquisition Cost	Fair Value
Momentive Performance Materials, Inc. (Escrow)	10/30/2014	$—	$—
		$—	$—

At September 30, 2018, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at period end were:
Cost for federal income tax purposes was $468,244,126.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$10,506,909
Gross Unrealized Depreciation	(9,211,751)
Net Unrealized Appreciation	$1,295,158

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of September 30, 2018 (Unaudited)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 33.3%
		Basic Materials: 0.8%
3,782,000 (1)		Air Liquide Finance SA, 2.250%, 09/27/2023	$3,542,350	0.1
2,746,000 (1)		Anglo American Capital PLC, 4.875%, 05/14/2025	2,753,597	0.0
2,250,000 (1)		Braskem Netherlands Finance BV, 4.500%, 01/10/2028	2,144,250	0.0
1,897,000 (1)		Georgia-Pacific LLC, 2.539%, 11/15/2019	1,882,728	0.0
1,960,000 (1)		Georgia-Pacific LLC, 3.163%, 11/15/2021	1,934,024	0.1
1,360,000 (1)		Georgia-Pacific LLC, 3.734%, 07/15/2023	1,367,240	0.0
6,165,000 (1)		Georgia-Pacific LLC, 5.400%, 11/01/2020	6,416,036	0.1
29,562,000		Other Securities	29,437,780	0.5
			49,478,005	0.8
		Communications: 3.2%
5,376,000 (1)		AT&T, Inc., 4.300%, 02/15/2030	5,177,910	0.1
3,275,000 (1)		AT&T, Inc., 5.150%, 11/15/2046	3,137,535	0.1
8,046,000 (1)		AT&T, Inc., 5.150%, 02/15/2050	7,631,563	0.1
12,640,000		AT&T, Inc., 4.125%-5.450%, 02/17/2026-03/09/2049	12,279,174	0.2
145,000 (1)		CBS Corp., 3.700%, 06/01/2028	136,256	0.0
3,995,000 (1)		CCO Holdings LLC / CCO Holdings Capital Corp., 5.125%, 05/01/2027	3,797,687	0.1
23,432,000		Charter Communications Operating LLC / Charter Communications Operating Capital, 3.579%-4.908%, 07/23/2020-07/23/2025	23,667,453	0.4
6,080,000		Comcast Corp., 4.000%, 03/01/2048	5,488,042	0.1
4,355,000 (1)		CommScope Technologies LLC, 5.000%, 03/15/2027	4,202,575	0.1
9,365,000 (1)		NBCUniversal Enterprise, Inc., 5.250%, 12/31/2199	9,519,469	0.1
1,335,000	(1)(2)	Sinclair Television Group, Inc., 5.125%, 02/15/2027	1,234,875	0.0
3,000,000	(1)(2)	Sinclair Television Group, Inc., 5.625%, 08/01/2024	2,965,950	0.1
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Communications (continued)
3,610,000 (1)	Sirius XM Radio, Inc., 5.000%, 08/01/2027	$3,491,628	0.0
3,420,000 (1)	Tencent Holdings Ltd., 2.985%, 01/19/2023	3,313,822	0.0
11,642,000	Verizon Communications, Inc., 4.812%, 03/15/2039	11,748,411	0.2
4,621,000	Verizon Communications, Inc., 4.150%-4.862%, 03/15/2024-08/21/2046	4,669,341	0.1
94,238,000 (3)	Other Securities	92,260,439	1.5
		194,722,130	3.2
	Consumer, Cyclical: 3.2%
4,285,000 (1)	1011778 BC ULC / New Red Finance, Inc., 5.000%, 10/15/2025	4,113,643	0.1
4,205,000 (1)	BMW US Capital LLC, 3.400%, 08/13/2021	4,204,736	0.1
5,340,000 (1)	BMW US Capital LLC, 3.450%, 04/12/2023	5,294,296	0.1
1,428,892 (1)	British Airways 2018-1 Class A Pass Through Trust, 4.125%, 03/20/2033	1,414,932	0.0
4,400,000 (1)	Caesars Resort Collection LLC / CRC Finco, Inc., 5.250%, 10/15/2025	4,202,000	0.1
6,659,000 (1)	Daimler Finance North America LLC, 2.300%, 02/12/2021	6,487,204	0.1
230,000 (1)	Dana Financing Luxembourg Sarl, 5.750%, 04/15/2025	226,481	0.0
3,000,000 (1)	Dana Financing Luxembourg Sarl, 6.500%, 06/01/2026	3,064,650	0.0
3,184,556	Delta Air Lines 2002-1 Class G-1 Pass Through Trust, 6.718%, 07/02/2024	3,419,417	0.1
1,547,084	Delta Air Lines 2015-1 Class AA Pass Through Trust, 3.625%, 01/30/2029	1,536,008	0.0
14,700,000	Delta Air Lines, Inc., 3.800%-4.375%, 04/19/2023-04/19/2028	14,351,564	0.2
4,215,000 (1)	Hilton Domestic Operating Co., Inc., 5.125%, 05/01/2026	4,209,731	0.1
5,030,000 (1)	Nissan Motor Acceptance Corp., 2.600%, 09/28/2022	4,813,939	0.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of September 30, 2018 (Unaudited) (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Cyclical (continued)
3,795,000 (1)	Nissan Motor Acceptance Corp., 3.650%, 09/21/2021	$3,806,028	0.0
4,240,000 (1)	Six Flags Entertainment Corp., 5.500%, 04/15/2027	4,208,200	0.1
4,730,000 (1)	Volkswagen Group of America Finance LLC, 2.400%, 05/22/2020	4,651,114	0.1
4,180,000 (1)	Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp., 5.500%, 03/01/2025	4,049,375	0.1
4,670,000 (1)	ZF North America Capital, Inc., 4.000%, 04/29/2020	4,690,105	0.1
113,836,181 (3)	Other Securities	111,097,827	1.8
		189,841,250	3.2
	Consumer, Non-cyclical: 4.6%
1,960,000	Anheuser-Busch InBev Worldwide, Inc., 4.439%, 10/06/2048	1,844,047	0.0
14,202,000	Anheuser-Busch InBev Finance, Inc., 4.700%-4.900%, 02/01/2036-02/01/2046	14,272,396	0.3
3,580,000 (1)	BAT Capital Corp., 3.222%, 08/15/2024	3,415,800	0.0
5,270,000 (1)	BAT International Finance PLC, 2.750%, 06/15/2020	5,216,999	0.1
4,470,000 (1)	Brink’s Co/The, 4.625%, 10/15/2027	4,134,750	0.1
26,372,000	CVS Health Corp., 3.125%-5.050%, 03/09/2020-03/25/2048	26,470,129	0.4
18,370,000 (1)	Halfmoon Parent, Inc., 3.200%, 09/17/2020	18,308,991	0.3
3,430,000 (1)	Imperial Brands Finance PLC, 2.950%, 07/21/2020	3,397,725	0.1
2,290,000 (1)	Imperial Brands Finance PLC, 3.750%, 07/21/2022	2,281,321	0.0
4,565,000 (1)	JBS USA LUX SA / JBS USA Finance, Inc., 5.750%, 06/15/2025	4,462,287	0.1
4,200,000 (1)	Keurig Dr Pepper, Inc., 4.057%, 05/25/2023	4,209,588	0.1
289,000 (1)	Keurig Dr Pepper, Inc., 4.417%, 05/25/2025	290,541	0.0
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Consumer, Non-cyclical (continued)
5,635,000 (1)		Kraft Heinz Foods Co., 4.875%, 02/15/2025	$5,731,473	0.1
10,852,000 (2)		Kroger Co/The, 4.450%-5.150%, 08/01/2043-01/15/2048	10,219,276	0.2
4,335,000 (1)		Post Holdings, Inc., 5.000%, 08/15/2026	4,115,216	0.1
4,825,000 (1)		Seven & i Holdings Co. Ltd., 3.350%, 09/17/2021	4,827,988	0.1
9,510,000		Unilever Capital Corp., 3.000%, 03/07/2022	9,419,242	0.2
13,215,000		Unilever Capital Corp., 3.250%, 03/07/2024	13,016,020	0.2
3,000,000 (1)		Universal Health Services, Inc., 4.750%, 08/01/2022	3,022,500	0.0
1,790,000 (1)		Wm Wrigley Jr Co., 2.400%, 10/21/2018	1,789,856	0.0
140,525,000		Other Securities	137,387,581	2.2
			277,833,726	4.6
		Energy: 3.7%
400,000 (1)		Empresa Nacional del Petroleo, 3.750%, 08/05/2026	381,109	0.0
2,655,000 (1)		Hess Infrastructure Partners L.P. / Hess Infrastructure Partners Finance Corp., 5.625%, 02/15/2026	2,694,825	0.0
3,145,000	(1)(2)	Jonah Energy LLC / Jonah Energy Finance Corp., 7.250%, 10/15/2025	2,421,650	0.0
4,225,000 (1)		KazMunayGas National Co. JSC, 5.375%, 04/24/2030	4,306,543	0.1
4,000,000 (1)		Petroleos del Peru SA, 4.750%, 06/19/2032	3,886,800	0.1
1,508,000 (1)		Schlumberger Norge AS, 4.200%, 01/15/2021	1,531,162	0.0
1,656,000 (1)		Schlumberger Oilfield UK PLC, 4.200%, 01/15/2021	1,681,156	0.1
4,220,000 (1)		Tallgrass Energy Partners L.P. / Tallgrass Energy Finance Corp., 5.500%, 01/15/2028	4,267,475	0.1
201,751,667		Other Securities	199,902,994	3.3
			221,073,714	3.7

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of September 30, 2018 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Financial: 10.7%
400,000 (1)		Banco de Reservas de la Republica Dominicana, 7.000%, 02/01/2023	$408,000	0.0
47,648,000 (4)		Bank of America Corp., 3.419%-4.271%, 05/17/2022-07/23/2029	46,810,833	0.8
17,334,000 (4)		Bank of Montreal, 3.100%-3.803%, 07/13/2020-12/15/2032	16,955,583	0.3
2,980,000 (1)		Barclays Bank PLC, 10.179%, 06/12/2021	3,396,582	0.1
8,924,000 (1)		BNP Paribas SA, 3.500%, 03/01/2023	8,711,638	0.1
2,094,000 (1)		BPCE SA, 5.150%, 07/21/2024	2,131,850	0.1
7,020,000 (1)		BPCE SA, 5.700%, 10/22/2023	7,327,069	0.1
5,310,000		Citibank NA, 3.400%, 07/23/2021	5,310,618	0.1
10,085,000 (4)		Citigroup, Inc., 2.876%-5.500%, 07/24/2023-09/13/2025	10,246,239	0.2
1,147,000 (1)		Citizens Financial Group, Inc., 4.150%, 09/28/2022	1,142,075	0.0
2,984,000 (1)		Commerzbank AG, 8.125%, 09/19/2023	3,405,724	0.1
1,872,000	(1)(4)	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands, 11.000%, 12/31/2199	1,982,916	0.0
4,330,000 (1)		Credit Agricole SA/ London, 2.375%, 07/01/2021	4,201,788	0.1
6,068,000 (1)		Credit Suisse AG, 6.500%, 08/08/2023	6,493,318	0.1
4,759,000 (1)		Credit Suisse Group AG, 3.574%, 01/09/2023	4,667,432	0.1
1,170,000	(1)(4)	Credit Suisse Group AG, 3.869%, 01/12/2029	1,102,824	0.0
1,441,000 (1)		Credit Suisse Group AG, 4.282%, 01/09/2028	1,402,291	0.0
5,660,000		Credit Suisse Group Funding Guernsey Ltd., 3.450%-3.800%, 04/16/2021-09/15/2022	5,636,278	0.1
8,650,000 (1)		Danske Bank A/S, 2.800%, 03/10/2021	8,443,000	0.1
4,245,000 (1)		ESH Hospitality, Inc., 5.250%, 05/01/2025	4,128,262	0.1
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Financial (continued)
5,500,000 (1)		Fairfax Financial Holdings Ltd., 4.850%, 04/17/2028	$5,445,317	0.1
13,105,000 (1)		Federation des Caisses Desjardins du Quebec, 2.250%, 10/30/2020	12,821,126	0.2
1,831,000 (1)		Guardian Life Insurance Co. of America/The, 4.850%, 01/24/2077	1,796,782	0.0
6,791,000 (1)		HSBC Bank PLC, 4.125%, 08/12/2020	6,898,669	0.1
12,923,000		HSBC Holdings PLC, 3.400%, 03/08/2021	12,895,674	0.2
13,389,000 (4)		HSBC Holdings PLC, 3.950%-6.000%, 05/18/2024-12/31/2199	13,103,845	0.2
2,010,000 (1)		ING Bank NV, 2.000%, 11/26/2018	2,008,382	0.0
51,266,000 (4)		JPMorgan Chase & Co., 2.550%-4.032%, 10/29/2020-01/23/2049	49,611,276	0.8
9,620,000	(1)(4)	Macquarie Group Ltd, 3.189%, 11/28/2023	9,254,738	0.1
17,005,000		Mitsubishi UFJ Financial Group, Inc., 3.761%, 07/26/2023	16,925,401	0.3
5,500,000		Mizuho Financial Group Cayman 2 Ltd., 4.200%, 07/18/2022	5,505,225	0.1
5,080,000 (1)		Mizuho Financial Group, Inc., 2.632%, 04/12/2021	4,957,054	0.1
5,550,000 (4)		Mizuho Financial Group, Inc., 3.922%, 09/11/2024	5,518,815	0.1
27,873,000 (4)		Morgan Stanley, 2.750%-5.500%, 07/28/2021-04/22/2039	27,718,747	0.5
6,990,000 (1)		Nationwide Building Society, 2.350%, 01/21/2020	6,921,877	0.1
1,345,000	(1)(4)	Nordea Bank AB, 6.125%, 12/31/2199	1,324,825	0.0
4,630,000 (1)		Quicken Loans, Inc., 5.250%, 01/15/2028	4,317,475	0.1
4,156,000 (1)		Societe Generale SA, 2.625%, 09/16/2020	4,095,065	0.1
15,340,000	(1)(4)	Standard Chartered PLC, 3.885%, 03/15/2024	15,000,901	0.3
8,470,000	(1)(4)	Standard Chartered PLC, 4.247%, 01/20/2023	8,474,099	0.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of September 30, 2018 (Unaudited) (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financial (continued)
5,910,000 (1)	Suncorp-Metway Ltd, 2.375%, 11/09/2020	$5,762,197	0.1
1,061,000 (4)	Toronto-Dominion Bank, 3.625%, 09/15/2031	997,923	0.0
21,320,000	Toronto-Dominion Bank/The, 1.900%-3.500%, 10/24/2019-07/19/2023	21,275,160	0.4
2,000,000 (1)	Turkiye Vakiflar Bankasi TAO, 5.750%, 01/30/2023	1,718,890	0.0
7,760,000 (1)	UBS AG/London, 2.450%, 12/01/2020	7,608,765	0.1
4,644,000	US Bank NA/Cincinnati OH, 2.602%, (US0003M + 0.290%), 05/21/2021	4,652,515	0.1
9,830,000 (1)	USAA Capital Corp., 3.000%, 07/01/2020	9,790,860	0.2
8,354,000	Wells Fargo & Co., 4.125%-4.750%, 08/15/2023-12/07/2046	8,396,896	0.1
224,003,010	Other Securities	221,819,648	3.7
		640,522,467	10.7
	Industrial: 2.1%
9,620,000 (1)	Airbus Finance BV, 2.700%, 04/17/2023	9,308,944	0.2
1,000,000 (1)	Empresa de Transporte de Pasajeros Metro SA, 5.000%, 01/25/2047	1,009,750	0.0
4,310,000 (1)	Novelis Corp., 5.875%, 09/30/2026	4,218,413	0.1
2,030,000 (1)	Owens-Brockway Glass Container, Inc., 5.875%, 08/15/2023	2,095,975	0.0
3,930,000 (1)	Siemens Financieringsmaatschappij NV, 2.200%, 03/16/2020	3,882,604	0.1
2,570,000 (1)	SMBC Aviation Capital Finance DAC, 2.650%, 07/15/2021	2,478,314	0.0
4,245,000 (1)	Standard Industries, Inc./NJ, 5.000%, 02/15/2027	4,006,219	0.1
98,246,000	Other Securities	96,609,034	1.6
		123,609,253	2.1
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Technology: 1.6%
16,658,000	Apple, Inc., 2.000%-4.450%, 11/13/2020-11/13/2047	$16,055,125	0.3
1,608,000 (1)	Dell International LLC / EMC Corp., 4.420%, 06/15/2021	1,632,826	0.0
7,406,000 (1)	Dell International LLC / EMC Corp., 5.450%, 06/15/2023	7,786,882	0.1
4,880,000 (1)	Dell International LLC / EMC Corp., 6.020%, 06/15/2026	5,204,759	0.1
4,240,000 (1)	First Data Corp., 5.750%, 01/15/2024	4,309,960	0.1
63,550,000	Other Securities	63,242,737	1.0
		98,232,289	1.6
	Utilities: 3.4%
8,500,000 (1)	American Transmission Systems, Inc., 5.000%, 09/01/2044	9,076,139	0.2
5,385,000 (1)	American Transmission Systems, Inc., 5.250%, 01/15/2022	5,658,416	0.1
4,510,000 (1)	Calpine Corp., 5.250%, 06/01/2026	4,194,300	0.1
2,166,000 (1)	Cleveland Electric Illuminating Co/The, 3.500%, 04/01/2028	2,045,888	0.0
1,400,000 (1)	Comision Federal de Electricidad, 4.750%, 02/23/2027	1,386,014	0.0
3,030,000 (2)	Duke Energy Florida LLC, 4.200%, 07/15/2048	3,016,790	0.1
6,911,000 (2)	Duke Energy Carolinas LLC, 2.950%-3.875%, 12/01/2026-12/01/2047	6,411,806	0.1
7,300,000 (1)	Enel Finance International NV, 3.500%, 04/06/2028	6,435,069	0.1
13,076,000	IPALCO Enterprises, Inc., 3.450%, 07/15/2020	13,079,400	0.2
4,199,000 (1)	Jersey Central Power & Light Co., 4.300%, 01/15/2026	4,213,627	0.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of September 30, 2018 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Utilities (continued)
1,950,000 (1)		Metropolitan Edison Co., 3.500%, 03/15/2023	$1,926,053	0.0
2,259,000 (1)		Pacific Gas & Electric Co., 4.250%, 08/01/2023	2,272,552	0.1
2,050,000 (1)		Perusahaan Listrik Negara PT, 4.125%, 05/15/2027	1,924,650	0.0
4,500,000 (1)		Perusahaan Listrik Negara PT, 5.450%, 05/21/2028	4,637,546	0.1
137,928,000 (3)		Other Securities	135,946,269	2.2
			202,224,519	3.4
		Total Corporate Bonds/Notes (Cost $2,038,036,361)	1,997,537,353	33.3
COLLATERALIZED MORTGAGE OBLIGATIONS: 13.5%
1,089,931	(1)(4)	Agate Bay Mortgage Trust 2014-2 B4, 3.888%, 09/25/2044	1,068,843	0.0
2,808,625		Alternative Loan Trust 2004-J7 MI, 3.236%, (US0001M + 1.020%), 10/25/2034	2,548,047	0.1
3,461,015		Alternative Loan Trust 2005-10CB 1A1, 2.716%, (US0001M + 0.500%), 05/25/2035	3,075,921	0.1
2,913,320		Alternative Loan Trust 2005-51 3A2A, 3.135%, (12MTA + 1.290%), 11/20/2035	2,842,889	0.1
890,289		Alternative Loan Trust 2005-65CB 2A4, 5.500%, 12/25/2035	830,120	0.0
1,124,632		Alternative Loan Trust 2005-6CB 1A3, 5.250%, 04/25/2035	1,080,519	0.0
2,069,123		Alternative Loan Trust 2005-J2 1A12, 2.616%, (US0001M + 0.400%), 04/25/2035	1,818,813	0.0
964,665		Alternative Loan Trust 2006-13T1 A9, 6.000%, 05/25/2036	761,120	0.0
214,097		Alternative Loan Trust 2006-18CB A10, 2.616%, (US0001M + 0.400%), 07/25/2036	146,432	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
1,297,225	Alternative Loan Trust 2006-19CB A28, 2.816%, (US0001M + 0.600%), 08/25/2036	$952,793	0.0
1,225,564	Alternative Loan Trust 2006-HY11 A1, 2.336%, (US0001M + 0.120%), 06/25/2036	1,149,989	0.0
1,376,954	Alternative Loan Trust 2007-23CB A3, 2.716%, (US0001M + 0.500%), 09/25/2037	937,219	0.0
3,520,360	Alternative Loan Trust 2007-2CB 2A1, 2.816%, (US0001M + 0.600%), 03/25/2037	2,433,720	0.0
1,407,388	Alternative Loan Trust 2007-3T1 1A11, 6.000%, 04/25/2037	1,050,070	0.0
1,278,712	Alternative Loan Trust 2007-8CB A3, 2.716%, (US0001M + 0.500%), 05/25/2037	917,379	0.0
2,018,628	American Home Mortgage Assets Trust 2007-4 A4, 2.506%, (US0001M + 0.290%), 08/25/2037	1,849,405	0.0
1,296,892	Banc of America Funding 2007-2 1A16 Trust, 2.816%, (US0001M + 0.600%), 03/25/2037	1,053,548	0.0
1,334,260 (5)	Banc of America Mortgage 2007-2 A8 Trust, 6.000%, 05/25/2037	249,428	0.0
1,978,858 (4)	Bear Stearns ALT-A Trust 2005-4 23A1, 3.972%, 05/25/2035	1,999,482	0.0
2,541,084 (4)	Bear Stearns ALT-A Trust 2005-7 21A1, 4.370%, 09/25/2035	2,409,728	0.1
5,233,684	Bear Stearns Mortgage Funding Trust 2006-AR5 2A1, 2.406%, (US0001M + 0.190%), 01/25/2037	5,065,449	0.1
464,640 (1)	Bellemeade Re Ltd. 2015-1A M2, 6.516%, (US0001M + 4.300%), 07/25/2025	469,262	0.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of September 30, 2018 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
1,735,579		Citicorp Mortgage Securities Trust Series 2006-3 1A4, 6.000%, 06/25/2036	$1,778,849	0.0
2,091,319 (4)		Citigroup Mortgage Loan Trust 2006-AR9 2A, 4.314%, 11/25/2036	1,840,254	0.1
812,692 (4)		Citigroup Mortgage Loan Trust 2007-10 22AA, 4.186%, 09/25/2037	785,479	0.0
2,608,291	(1)(4)	Citigroup Mortgage Loan Trust 2010-7 3A5, 5.500%, 12/25/2035	2,694,476	0.1
1,658,129	(1)(4)	Citigroup Mortgage Loan Trust 2015-A B2, 4.500%, 06/25/2058	1,692,385	0.0
2,869,000	(1)(4)	COLT 2018-1 M1 Mortgage Loan Trust, 3.661%, 02/25/2048	2,850,938	0.1
1,680,000	(1)(4)	COLT 2018-2 M1 Mortgage Loan Trust, 4.189%, 07/27/2048	1,669,973	0.0
1,550,000	(1)(4)	COLT 2018-3 M1 Mortgage Loan Trust, 4.283%, 10/26/2048	1,549,974	0.0
647,510		Countrywide Alternative Loan Trust 2005-53T2 2A6, 2.716%, (US0001M + 0.500%), 11/25/2035	392,657	0.0
7,750,000		Countrywide Asset-Backed Certificates 2005-IM1 M1, 2.936%, (US0001M + 0.720%), 11/25/2035	7,841,346	0.1
2,335,972 (1)		CSMC Series 2008-2R 1A1, 6.000%, 07/25/2037	2,197,459	0.0
1,674,004	(1)(4)	CSMC Trust 2015-2 B3, 3.935%, 02/25/2045	1,647,827	0.0
1,360,000	(1)(4)	Deephaven Residential Mortgage Trust 2018-1A M1, 3.939%, 12/25/2057	1,363,028	0.0
109,836,381	(4)(5)	Deutsche ALT-A Securities, Inc. ALT 07-AB1 X, 0.882%, 04/25/2037	4,464,618	0.1
2,349,525		DSLA Mortgage Loan Trust 2005-AR4 2A1B, 2.448%, (US0001M + 0.280%), 08/19/2045	2,086,214	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
5,838,143 (5)	Fannie Mae 2008-12 SC, 4.134%, (-1.000*US0001M + 6.350%), 03/25/2038	$789,172	0.0
7,814,094	Fannie Mae 2011-99 CZ, 4.500%, 10/25/2041	8,244,602	0.2
1,150,232	Fannie Mae 2012-110 CA, 3.000%, 10/25/2042	1,110,693	0.0
4,919,751	Fannie Mae 2012-66 EP, 4.000%, 06/25/2042	4,936,418	0.1
6,534,000	Fannie Mae 2013-116 UB, 4.000%, 11/25/2043	6,611,659	0.1
3,850,597	Fannie Mae 2013-20 DL, 4.000%, 03/25/2033	3,943,086	0.1
34,386,710 (5)	Fannie Mae 2016-82 SD, 3.834%, (-1.000*US0001M + 6.050%), 11/25/2046	4,593,892	0.1
8,047,446	Fannie Mae 2016-88 EA, 3.500%, 01/25/2045	7,977,494	0.1
4,600,000	Fannie Mae Connecticut Avenue Securities 16-C06 1M2, 6.466%, (US0001M + 4.250%), 04/25/2029	5,260,883	0.1
7,434,000	Fannie Mae Connecticut Avenue Securities 2017-C02 2M2, 5.866%, (US0001M + 3.650%), 09/25/2029	8,208,697	0.1
2,650,000	Fannie Mae Connecticut Avenue Securities 2017-C03 1M2, 5.216%, (US0001M + 3.000%), 10/25/2029	2,856,986	0.1
2,500,000	Fannie Mae Connecticut Avenue Securities 2017-C04 2M2, 5.066%, (US0001M + 2.850%), 11/25/2029	2,636,564	0.1
10,500,000	Fannie Mae Connecticut Avenue Securities 2017-C05 1M2, 4.416%, (US0001M + 2.200%), 01/25/2030	10,832,029	0.2
7,200,000	Fannie Mae Connecticut Avenue Securities 2017-C07 1M2, 4.616%, (US0001M + 2.400%), 05/25/2030	7,467,048	0.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of September 30, 2018 (Unaudited) (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
9,750,000	Fannie Mae Connecticut Avenue Securities 2017-C07 2M2, 4.716%, (US0001M + 2.500%), 05/25/2030	$10,083,175	0.2
1,500,000	Fannie Mae Connecticut Avenue Securities 2018-C02 2M2, 4.416%, (US0001M + 2.200%), 08/25/2030	1,521,004	0.0
1,550,000	Fannie Mae Connecticut Avenue Securities 2018-C03 1M2, 4.366%, (US0001M + 2.150%), 10/25/2030	1,571,873	0.0
13,500,000	Fannie Mae Connecticut Avenue Securities 2018-CO1 1M2, 4.466%, (US0001M + 2.250%), 07/25/2030	13,825,172	0.2
25,972	Fannie Mae Grantor Trust 1998-T2 A6, 0.847%, (US0001M + 0.550%), 01/25/2032	26,618	0.0
34,034 (5)	Fannie Mae Interest Strip 104 2, 9.500%, 10/25/2021	3,626	0.0
6,089 (5)	Fannie Mae Interest Strip 83 2, 9.500%, 09/25/2020	371	0.0
546,384 (5)	Fannie Mae Interest Strip Series 418 20, 3.000%, 05/25/2043	79,109	0.0
1,850,932 (5)	Fannie Mae Interest Strip Series 418 59, 3.000%, 08/25/2028	160,797	0.0
190,994	Fannie Mae REMIC Trust 1999-33 Z, 6.000%, 07/25/2029	202,765	0.0
276,521 (5)	Fannie Mae REMIC Trust 1999-6 SE, 5.527%, (-1.000*US0001M + 7.685%), 02/17/2029	22,781	0.0
154,816	Fannie Mae REMIC Trust 2001-15 Z, 6.000%, 04/25/2031	164,388	0.0
1,583,049	Fannie Mae REMIC Trust 2003-105 AZ, 5.500%, 10/25/2033	1,691,042	0.0
491,435	Fannie Mae REMIC Trust 2003-45 FJ, 3.604%, (US0001M + 1.500%), 06/25/2033	512,356	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
1,916,141 (5)	Fannie Mae REMIC Trust 2003-66 SA, 5.434%, (-1.000*US0001M + 7.650%), 07/25/2033	$335,646	0.0
347,663 (5)	Fannie Mae REMIC Trust 2003-74 IO, 6.000%, 08/25/2033	82,872	0.0
1,049,869	Fannie Mae REMIC Trust 2003-84 PZ, 5.000%, 09/25/2033	1,108,575	0.0
7,379	Fannie Mae REMIC Trust 2004-10 SC, 19.737%, (-4.000*US0001M + 28.600%), 02/25/2034	7,737	0.0
1,512,777	Fannie Mae REMIC Trust 2004-50 VZ, 5.500%, 07/25/2034	1,589,685	0.0
31,411	Fannie Mae REMIC Trust 2004-56 FE, 2.666%, (US0001M + 0.450%), 10/25/2033	31,483	0.0
784,102	Fannie Mae REMIC Trust 2004-7 Z, 5.500%, 02/25/2034	849,687	0.0
1,662,383	Fannie Mae REMIC Trust 2004-75 ZG, 4.500%, 10/25/2034	1,727,375	0.0
125,496	Fannie Mae REMIC Trust 2004-79 S, 13.707%, (-2.750*US0001M + 19.800%), 08/25/2032	129,458	0.0
33,731	Fannie Mae REMIC Trust 2004-W10 A5, 5.500%, 08/25/2034	33,713	0.0
3,992,996	Fannie Mae REMIC Trust 2005-25 Z, 5.000%, 04/25/2035	4,180,615	0.1
47,930	Fannie Mae REMIC Trust 2005-74 NP, 14.613%, (-3.782*US0001M + 22.992%), 01/25/2035	49,652	0.0
208,562	Fannie Mae REMIC Trust 2006-104 ES, 22.371%, (-5.000*US0001M + 33.450%), 11/25/2036	324,450	0.0
3,921,151 (5)	Fannie Mae REMIC Trust 2006-12 SD, 4.534%, (-1.000*US0001M + 6.750%), 10/25/2035	475,807	0.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of September 30, 2018 (Unaudited) (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
1,125,511 (5)	Fannie Mae REMIC Trust 2006-123 UI, 4.524%, (-1.000*US0001M + 6.740%), 01/25/2037	$183,436	0.0
304,676 (5)	Fannie Mae REMIC Trust 2006-72 HS, 4.484%, (-1.000*US0001M + 6.700%), 08/25/2026	32,108	0.0
77,055	Fannie Mae REMIC Trust 2007-10 Z, 6.000%, 02/25/2037	84,450	0.0
5,766,135 (5)	Fannie Mae REMIC Trust 2007-91 AS, 4.184%, (-1.000*US0001M + 6.400%), 10/25/2037	904,202	0.0
2,520,712	Fannie Mae REMIC Trust 2009-19 PW, 4.500%, 10/25/2036	2,588,063	0.1
11,986,616 (4)	Fannie Mae REMIC Trust 2009-50 HZ, 5.553%, 02/25/2049	12,538,820	0.2
3,055,204 (5)	Fannie Mae REMIC Trust 2009-90 TS, 3.934%, (-1.000*US0001M + 6.150%), 11/25/2039	385,125	0.0
4,543,341 (5)	Fannie Mae REMIC Trust 2010-118 GS, 3.734%, (-1.000*US0001M + 5.950%), 10/25/2039	289,901	0.0
7,800,053 (5)	Fannie Mae REMIC Trust 2010-123 SL, 3.854%, (-1.000*US0001M + 6.070%), 11/25/2040	931,299	0.0
8,379,652 (5)	Fannie Mae REMIC Trust 2010-41 SB, 4.184%, (-1.000*US0001M + 6.400%), 05/25/2040	1,148,518	0.0
2,389,512 (5)	Fannie Mae REMIC Trust 2010-43 VS, 4.234%, (-1.000*US0001M + 6.450%), 05/25/2040	343,710	0.0
11,049,000	Fannie Mae REMIC Trust 2010-59 PC, 5.000%, 06/25/2040	11,477,740	0.2
2,614,937 (5)	Fannie Mae REMIC Trust 2011-102 SA, 4.384%, (-1.000*US0001M + 6.600%), 10/25/2041	414,368	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
3,871,353	Fannie Mae REMIC Trust 2011-30 ZA, 5.000%, 04/25/2041	$4,124,828	0.1
3,771,873 (5)	Fannie Mae REMIC Trust 2011-93 GS, 4.334%, (-1.000*US0001M + 6.550%), 04/25/2039	601,230	0.0
1,755,993 (5)	Fannie Mae REMIC Trust 2012-103 IT, 4.000%, 04/25/2041	232,705	0.0
9,909,344 (5)	Fannie Mae REMIC Trust 2012-122 SB, 3.934%, (-1.000*US0001M + 6.150%), 11/25/2042	1,607,615	0.0
5,574,782 (5)	Fannie Mae REMIC Trust 2012-128 LI, 3.500%, 06/25/2042	564,677	0.0
9,649,734 (5)	Fannie Mae REMIC Trust 2012-133 AS, 3.984%, (-1.000*US0001M + 6.200%), 10/25/2042	1,270,335	0.0
1,553,545 (5)	Fannie Mae REMIC Trust 2012-149 GI, 3.500%, 06/25/2042	180,718	0.0
7,113,206 (5)	Fannie Mae REMIC Trust 2012-15 SP, 4.404%, (-1.000*US0001M + 6.620%), 06/25/2040	758,266	0.0
3,723,012 (5)	Fannie Mae REMIC Trust 2012-24 HS, 4.334%, (-1.000*US0001M + 6.550%), 09/25/2040	463,187	0.0
8,799,499 (5)	Fannie Mae REMIC Trust 2012-30 QS, 4.384%, (-1.000*US0001M + 6.600%), 04/25/2031	977,835	0.0
2,180,212 (5)	Fannie Mae REMIC Trust 2012-68 YS, 4.484%, (-1.000*US0001M + 6.700%), 07/25/2042	354,147	0.0
3,451,441 (5)	Fannie Mae REMIC Trust 2013-26 JS, 3.984%, (-1.000*US0001M + 6.200%), 10/25/2032	463,360	0.0
11,910,928 (5)	Fannie Mae REMIC Trust 2013-60 DS, 3.984%, (-1.000*US0001M + 6.200%), 06/25/2033	1,680,646	0.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of September 30, 2018 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
11,058,879 (5)		Fannie Mae REMIC Trust 2013-9 SM, 4.034%, (-1.000*US0001M + 6.250%), 02/25/2033	$1,360,139	0.0
7,694,073 (5)		Fannie Mae REMIC Trust 2014-17 DS, 3.984%, (-1.000*US0001M + 6.200%), 02/25/2043	973,059	0.0
3,903,847 (5)		Fannie Mae REMIC Trust 2014-28 BS, 3.984%, (-1.000*US0001M + 6.200%), 08/25/2043	531,082	0.0
3,019,000		Fannie Mae REMIC Trust 2015-17 MK, 2.500%, 12/25/2041	2,508,081	0.1
70,896,786 (5)		Fannie Mae REMIC Trust 2015-79 SA, 4.034%, (-1.000*US0001M + 6.250%), 11/25/2045	9,150,287	0.2
28,724,065 (5)		Fannie Mae REMIC Trust 2015-9 IO, 5.500%, 03/25/2045	6,710,858	0.1
49,834,497 (5)		Fannie Mae REMICS 16-60 SB, 3.884%, (-1.000*US0001M + 6.100%), 09/25/2046	6,472,759	0.1
5		Fannie Mae REMICS 1989-34 J, 985.500%, 07/25/2019	16	0.0
40		Fannie Mae REMICS 1990-59 K, 1184.190%, 06/25/2020	339	0.0
50		Fannie Mae REMICS 1990-97 H, 1133.313%, 08/25/2020	348	0.0
217,022 (5)		Fannie Mae REMICS 1997-18 SG, 5.942%, (-1.000*US0001M + 8.100%), 03/17/2027	24,360	0.0
178,750	(5)(6)	Fannie Mae REMICS 1997-91 FC, 0.000%, (US0001M + (8.500)%), 11/25/2023	181	0.0
75,018 (5)		Fannie Mae REMICS 1999-57 SC, 7.592%, (-1.000*US0001M + 9.750%), 11/17/2029	4,638	0.0
44,333 (5)		Fannie Mae REMICS 2000-38 SJ, 7.035%, (-1.000*US0001M + 9.200%), 11/18/2030	2,032	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
158,858 (5)	Fannie Mae REMICS 2000-38 SK, 7.042%, (-1.000*US0001M + 9.200%), 10/17/2030	$5,648	0.0
229,342 (5)	Fannie Mae REMICS 2001-15 S, 6.035%, (-1.000*US0001M + 8.200%), 04/18/2021	4,469	0.0
411,079 (5)	Fannie Mae REMICS 2001-72 SC, 1.000%, (-1.000*US0001M + 8.500%), 12/25/2031	15,562	0.0
144,154 (5)	Fannie Mae REMICS 2001-8 SK, 6.585%, (-1.000*US0001M + 8.750%), 03/18/2031	18,491	0.0
19,596 (5)	Fannie Mae REMICS 2001-8 SO, 7.635%, (-1.000*US0001M + 9.800%), 02/20/2031	591	0.0
912,321 (5)	Fannie Mae REMICS 2003-49 SW, 4.784%, (-1.000*US0001M + 7.000%), 01/25/2033	125,332	0.0
145,044 (5)	Fannie Mae REMICS 2004-38 SI, 4.354%, (-1.000*US0001M + 6.570%), 10/25/2033	711	0.0
7,053,615 (5)	Fannie Mae REMICS 2004-54 SN, 4.834%, (-1.000*US0001M + 7.050%), 07/25/2034	1,055,423	0.0
1,129,946 (5)	Fannie Mae REMICS 2004-88 JH, 4.384%, (-1.000*US0001M + 6.600%), 06/25/2033	42,676	0.0
1,942,251 (5)	Fannie Mae REMICS 2005-75 SP, 4.534%, (-1.000*US0001M + 6.750%), 08/25/2035	253,120	0.0
3,795,201 (5)	Fannie Mae REMICS 2006-56 SM, 4.534%, (-1.000*US0001M + 6.750%), 07/25/2036	525,857	0.0
1,477,040 (5)	Fannie Mae REMICS 2007-21 SB, 4.184%, (-1.000*US0001M + 6.400%), 03/25/2037	142,964	0.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of September 30, 2018 (Unaudited) (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
1,889,542 (5)	Fannie Mae REMICS 2007-52 NS, 4.234%, (-1.000*US0001M + 6.450%), 06/25/2037	$249,413	0.0
2,314,138 (5)	Fannie Mae REMICS 2007-85 SM, 4.244%, (-1.000*US0001M + 6.460%), 09/25/2037	302,302	0.0
219,674 (5)	Fannie Mae REMICS 2010-112 SG, 4.144%, (-1.000*US0001M + 6.360%), 06/25/2021	3,416	0.0
1,773,141 (5)	Fannie Mae REMICS 2010-35 CS, 4.234%, (-1.000*US0001M + 6.450%), 04/25/2050	220,658	0.0
2,826,059	Fannie Mae REMICS 2011-10 ZC, 5.000%, 02/25/2041	3,003,554	0.1
6,166,562	Fannie Mae REMICS 2011-101 DB, 4.000%, 10/25/2041	6,153,203	0.1
132,000	Fannie Mae REMICS 2011-127 UY, 3.500%, 12/25/2041	129,075	0.0
15,813,135 (5)	Fannie Mae REMICS 2011-47 GS, 3.714%, (-1.000*US0001M + 5.930%), 06/25/2041	1,859,882	0.0
4,217,656	Fannie Mae REMICS 2011-8 ZA, 4.000%, 02/25/2041	4,250,221	0.1
8,303,471 (5)	Fannie Mae REMICS 2012-111 SL, 3.884%, (-1.000*US0001M + 6.100%), 05/25/2041	997,958	0.0
3,000,000	Fannie Mae REMICS 2012-134 KV, 3.000%, 07/25/2031	2,901,630	0.1
5,815,272	Fannie Mae REMICS 2012-2 HE, 4.000%, 02/25/2042	5,921,832	0.1
2,649,113	Fannie Mae REMICS 2012-33 BW, 4.000%, 04/25/2042	2,661,624	0.1
6,500,000	Fannie Mae REMICS 2012-55 PC, 3.500%, 05/25/2042	6,398,133	0.1
12,971,639 (5)	Fannie Mae REMICS 2013-40 LS, 3.934%, (-1.000*US0001M + 6.150%), 05/25/2043	2,056,830	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
13,820,038 (5)	Fannie Mae REMICS 2013-70 BI, 3.000%, 07/25/2033	$1,731,326	0.0
15,251,927 (5)	Fannie Mae REMICS 2014-15 SB, 4.434%, (-1.000*US0001M + 6.650%), 04/25/2044	2,552,613	0.1
13,872,150 (5)	Fannie Mae REMICS 2014-20 HI, 4.000%, 01/25/2040	1,160,967	0.0
5,000,000	Fannie Mae REMICS 2015-67 QV, 3.000%, 12/25/2040	4,690,689	0.1
5,299,739 (5)	Fannie Mae REMICS 2015-76 PI, 6.000%, 09/25/2045	1,038,403	0.0
69,496,347 (5)	Fannie Mae REMICS 2018-15 SC, 4.084%, (-1.000*US0001M + 6.300%), 03/25/2048	9,272,432	0.2
35,000,000 (7)	Fannie Mae REMICS 2018-73 AB, 3.000%, 10/25/2048	33,818,750	0.6
6,566,890	Fannie Mae REMICS 2018-8 AB, 3.500%, 10/25/2047	6,511,841	0.1
76	Fannie Mae REMICS G-9 G, 509.000%, 04/25/2021	352	0.0
4,716,287	Fannie Mae REMICS Trust 2010-53 JZ, 5.000%, 07/25/2040	4,957,276	0.1
2,505,770 (5)	Fannie Mae Series 2013-72 YS, 3.934%, (-1.000*US0001M + 6.150%), 07/25/2033	351,934	0.0
382,975 (5)	FHLMC-GNMA 20 S, 6.684%, (-1.000*US0001M + 8.900%), 10/25/2023	41,229	0.0
743,552	First Horizon Alternative Mortgage Securities Trust 2006-FA7 A5, 2.516%, (US0001M + 0.300%), 12/25/2036	461,155	0.0
743,552 (5)	First Horizon Alternative Mortgage Securities Trust 2006-FA7 A9, 4.484%, (-1.000*US0001M + 6.700%), 12/25/2036	162,246	0.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of September 30, 2018 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
1,975,767	(1)(4)	Flagstar Mortgage Trust 2018-1 B1, 4.059%, 03/25/2048	$1,943,910	0.0
2,316,587	(1)(4)	Flagstar Mortgage Trust 2018-1 B2, 4.059%, 03/25/2048	2,271,239	0.0
2,576,400	(1)(4)	Flagstar Mortgage Trust 2018-1 B3, 4.059%, 03/25/2048	2,473,525	0.1
34,414,620		Freddie Mac 326 350, 3.500%, 03/15/2044	33,913,818	0.6
13,203,522 (5)		Freddie Mac 3510 AS, 4.252%, (-1.000*US0001M + 6.410%), 04/15/2037	1,910,493	0.0
11,309,808 (5)		Freddie Mac 4191 SA, 4.042%, (-1.000*US0001M + 6.200%), 03/15/2043	1,378,513	0.0
3,684,229		Freddie Mac 4316 XZ, 4.500%, 03/15/2044	3,858,516	0.1
1,065,734		Freddie Mac Reference Series R007 ZA, 6.000%, 05/15/2036	1,164,054	0.0
513,298		Freddie Mac Reference Series R008 ZA, 6.000%, 07/15/2036	569,002	0.0
158,518		Freddie Mac REMIC Trust 2110 PG, 6.000%, 01/15/2029	170,005	0.0
145,026		Freddie Mac REMIC Trust 2114 ZM, 6.000%, 01/15/2029	157,257	0.0
993,342		Freddie Mac REMIC Trust 2143 ZB, 6.000%, 04/15/2029	1,100,229	0.0
199,811		Freddie Mac REMIC Trust 2472 ZC, 6.000%, 07/15/2032	219,862	0.0
246,514		Freddie Mac REMIC Trust 2528 KM, 5.500%, 11/15/2022	256,238	0.0
393,494		Freddie Mac REMIC Trust 2541 NE, 5.500%, 12/15/2032	420,638	0.0
157,676 (5)		Freddie Mac REMIC Trust 2594 IY, 6.000%, 04/15/2033	36,729	0.0
1,065,655		Freddie Mac REMIC Trust 2845 QH, 5.000%, 08/15/2034	1,123,761	0.0
Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
192,320		Freddie Mac REMIC Trust 2861 Z, 5.500%, 09/15/2034	$208,891	0.0
1,794,224 (5)		Freddie Mac REMIC Trust 2866 GS, 4.442%, (-1.000*US0001M + 6.600%), 09/15/2034	75,100	0.0
665,655 (5)		Freddie Mac REMIC Trust 2883 SD, 4.542%, (-1.000*US0001M + 6.700%), 10/15/2034	31,349	0.0
286,396		Freddie Mac REMIC Trust 2930 ZL, 5.000%, 02/15/2035	302,728	0.0
416,200		Freddie Mac REMIC Trust 2931 ZY, 5.000%, 02/15/2035	439,976	0.0
8,022,273 (5)		Freddie Mac REMIC Trust 3045 DI, 4.572%, (-1.000*US0001M + 6.730%), 10/15/2035	1,117,464	0.0
35,998		Freddie Mac REMIC Trust 3049 NA, 5.000%, 02/15/2035	36,064	0.0
1,521,867		Freddie Mac REMIC Trust 3117 ZA, 5.500%, 02/15/2036	1,645,981	0.0
356,470	(6)(8)	Freddie Mac REMIC Trust 3139 PO, 0.000%, 01/15/2036	346,102	0.0
2,092,413 (5)		Freddie Mac REMIC Trust 3171 PS, 4.327%, (-1.000*US0001M + 6.485%), 06/15/2036	234,118	0.0
8,906,560 (5)		Freddie Mac REMIC Trust 3199 S, 4.292%, (-1.000*US0001M + 6.450%), 08/15/2036	1,287,633	0.0
763,591		Freddie Mac REMIC Trust 3351 ZC, 5.500%, 07/15/2037	824,749	0.0
302,892		Freddie Mac REMIC Trust 3394 ZY, 6.000%, 11/15/2037	319,284	0.0
392,172	(4)(5)	Freddie Mac REMIC Trust 3524 LA, 5.449%, 03/15/2033	412,339	0.0
46,888		Freddie Mac REMIC Trust 3556 NT, 5.258%, (US0001M + 3.100%), 03/15/2038	48,290	0.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of September 30, 2018 (Unaudited) (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
8,262,862	Freddie Mac REMIC Trust 3639 ZN, 5.500%, 12/15/2034	$8,858,960	0.2
749,408	Freddie Mac REMIC Trust 3662 ZB, 5.500%, 08/15/2036	811,396	0.0
2,185,520 (5)	Freddie Mac REMIC Trust 3710 SL, 3.842%, (-1.000*US0001M + 6.000%), 05/15/2036	78,326	0.0
574,964	Freddie Mac REMIC Trust 3724 CM, 5.500%, 06/15/2037	616,233	0.0
25,000,000	Freddie Mac REMIC Trust 3747 HW, 4.500%, 05/15/2038	25,469,600	0.4
1,000,000	Freddie Mac REMIC Trust 3753 DC, 3.500%, 09/15/2039	996,862	0.0
399,627	Freddie Mac REMIC Trust 3819 ZY, 6.000%, 10/15/2037	419,506	0.0
2,068,201 (5)	Freddie Mac REMIC Trust 3856 KS, 4.392%, (-1.000*US0001M + 6.550%), 05/15/2041	317,947	0.0
1,829,075 (5)	Freddie Mac REMIC Trust 3925 SD, 3.892%, (-1.000*US0001M + 6.050%), 07/15/2040	182,736	0.0
11,421,002 (5)	Freddie Mac REMIC Trust 3925 SL, 3.892%, (-1.000*US0001M + 6.050%), 01/15/2041	1,259,666	0.0
478,592	Freddie Mac REMIC Trust 4000 PA, 4.500%, 01/15/2042	497,146	0.0
2,418,304 (5)	Freddie Mac REMIC Trust 4027 QI, 4.500%, 12/15/2040	345,723	0.0
2,659,737 (5)	Freddie Mac REMIC Trust 4088 CS, 3.842%, (-1.000*US0001M + 6.000%), 08/15/2042	423,066	0.0
9,869,764 (5)	Freddie Mac REMIC Trust 4161 WI, 3.000%, 02/15/2033	1,157,135	0.0
5,021,259 (5)	Freddie Mac REMIC Trust 4194 GI, 4.000%, 04/15/2043	885,287	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
4,145,886	Freddie Mac REMIC Trust 4203 BN, 3.000%, 04/15/2033	$4,002,733	0.1
1,251,796	Freddie Mac REMIC Trust 4246 ZX, 4.500%, 04/15/2041	1,315,102	0.0
2,600,925 (5)	Freddie Mac REMIC Trust 4293 KI, 4.500%, 08/15/2043	460,374	0.0
4,655,790	Freddie Mac REMIC Trust 4335 ZX, 4.250%, 05/15/2044	4,708,767	0.1
6,249,490	Freddie Mac REMIC Trust 435 XZ, 4.250%, 05/15/2044	6,327,780	0.1
1,916,000	Freddie Mac REMIC Trust 4370 AD, 3.000%, 08/15/2040	1,787,935	0.0
8,539,412 (5)	Freddie Mac REMIC Trust 4386 LS, 3.942%, (-1.000*US0001M + 6.100%), 09/15/2044	1,308,557	0.0
38	Freddie Mac REMICS 1006 I, 860.000%, 10/15/2020	218	0.0
253	Freddie Mac REMICS 1022 K, 479.145%, 12/15/2020	610	0.0
104	Freddie Mac REMICS 1023 C, 508.500%, 12/15/2020	418	0.0
107	Freddie Mac REMICS 1074 J, 332.203%, 05/15/2021	220	0.0
125	Freddie Mac REMICS 1094 L, 1141.844%, 06/15/2021	1,496	0.0
100	Freddie Mac REMICS 1159 D, 887.700%, 11/15/2021	780	0.0
70	Freddie Mac REMICS 121 I, 622.000%, 03/15/2021	249	0.0
36	Freddie Mac REMICS 1278 L, 1127.368%, 05/15/2022	373	0.0
20,259 (5)	Freddie Mac REMICS 1368 S, 7.342%, (-1.000*US0001M + 9.500%), 08/15/2022	772	0.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of September 30, 2018 (Unaudited) (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
17	Freddie Mac REMICS 182 S, 1063.390%, 08/15/2021	$93	0.0
114,904 (5)	Freddie Mac REMICS 2074 S, 6.542%, (-1.000*US0001M + 8.700%), 07/17/2028	11,536	0.0
134,144 (5)	Freddie Mac REMICS 2232 SA, 6.442%, (-1.000*US0001M + 8.600%), 05/17/2030	9,575	0.0
34,108 (5)	Freddie Mac REMICS 2301 SP, 7.092%, (-1.000*US0001M + 9.250%), 04/15/2031	4,067	0.0
2,876,987 (5)	Freddie Mac REMICS 2953 LS, 4.542%, (-1.000*US0001M + 6.700%), 12/15/2034	195,958	0.0
2,882,468 (5)	Freddie Mac REMICS 2993 GS, 3.992%, (-1.000*US0001M + 6.150%), 06/15/2025	185,697	0.0
1,131,241 (5)	Freddie Mac REMICS 3006 SI, 4.582%, (-1.000*US0001M + 6.740%), 07/15/2035	148,914	0.0
1,230,930 (5)	Freddie Mac REMICS 3006 YI, 4.582%, (-1.000*US0001M + 6.740%), 07/15/2035	169,327	0.0
67,752 (5)	Freddie Mac REMICS 3034 SE, 4.542%, (-1.000*US0001M + 6.700%), 09/15/2035	1,684	0.0
8,020,192 (5)	Freddie Mac REMICS 3213 JS, 5.042%, (-1.000*US0001M + 7.200%), 09/15/2036	1,387,950	0.0
1,722,811 (5)	Freddie Mac REMICS 3375 QI, 0.600%, (-10.000*US0001M + 64.600%), 10/15/2037	33,061	0.0
3,790,000	Freddie Mac REMICS 3923 GY, 4.000%, 09/15/2041	3,875,193	0.1
3,000,000	Freddie Mac REMICS 3934 CB, 4.000%, 10/15/2041	3,041,603	0.1
1,500,000	Freddie Mac REMICS 3997 PB, 4.000%, 02/15/2042	1,534,503	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
2,615,584	Freddie Mac REMICS 4000 ZT, 3.500%, 01/15/2042	$2,510,311	0.1
11,885,803 (5)	Freddie Mac REMICS 4057 SN, 4.492%, (-1.000*US0001M + 6.650%), 12/15/2041	1,870,697	0.0
3,872,107 (5)	Freddie Mac REMICS 4090 SN, 4.542%, (-1.000*US0001M + 6.700%), 08/15/2032	532,338	0.0
2,317,872	Freddie Mac REMICS 4100 JA, 3.500%, 10/15/2041	2,295,247	0.1
1,311,460	Freddie Mac REMICS 4500 HC, 3.000%, 11/15/2042	1,284,357	0.0
8,042,022	Freddie Mac REMICS 4608 JV, 3.500%, 01/15/2055	7,876,875	0.2
1,076,703	Freddie Mac REMICS 4673 WA, 3.500%, 09/15/2043	1,071,001	0.0
2,457,000	Freddie Mac REMICS 4772 VG, 4.500%, 08/15/2036	2,608,750	0.1
10,890,599	Freddie Mac Series 4348 ZX, 4.250%, 06/15/2044	10,928,153	0.2
8,066,165	Freddie Mac Strips 277 30, 3.000%, 09/15/2042	7,803,179	0.1
4,200,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2015-DNA3 M3, 6.916%, (US0001M + 4.700%), 04/25/2028	5,020,017	0.1
4,800,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2017-DNA2 M2, 5.666%, (US0001M + 3.450%), 10/25/2029	5,297,057	0.1
9,600,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2017-DNA3 M2, 4.716%, (US0001M + 2.500%), 03/25/2030	10,057,981	0.2
8,200,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2017-HQA2 M2, 4.866%, (US0001M + 2.650%), 12/25/2029	8,614,718	0.2

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of September 30, 2018 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
9,120,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2017-HQA3 M2, 4.566%, (US0001M + 2.350%), 04/25/2030	$9,424,231	0.2
9,200,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2018-DNA1 M2, 4.016%, (US0001M + 1.800%), 07/25/2030	9,153,666	0.2
1,800,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2018-HQA1 M2, 4.516%, (US0001M + 2.300%), 09/25/2030	1,824,663	0.0
1,250,126 (4)		Freddie Mac Structured Pass Through Certificates T-48 1A, 4.999%, 07/25/2033	1,283,539	0.0
5,000,000		Freddie Mac REMICS 3740 KE, 4.000%, 10/15/2040	5,083,228	0.1
500,000		Freddie Mac REMICS 3848 WX, 5.000%, 04/15/2041	544,153	0.0
5,000,000		Freddie Mac REMICS 3893 PU, 4.000%, 07/15/2041	5,083,493	0.1
8,800,832		Freddie Mac REMICS 3919 ZB, 4.000%, 09/15/2041	8,853,652	0.1
3,685,893	(1)(4)	Galton Funding Mortgage Trust 2018-1 B1, 3.800%, 11/25/2057	3,593,150	0.1
53,510 (5)		Ginnie Mae 2000-22 SD, 7.642%, (-1.000*US0001M + 9.800%), 05/16/2030	1,192	0.0
2,474,973 (5)		Ginnie Mae 2005-37 SI, 3.985%, (-1.000*US0001M + 6.150%), 05/20/2035	278,650	0.0
2,538,863 (5)		Ginnie Mae 2007-23 ST, 4.035%, (-1.000*US0001M + 6.200%), 04/20/2037	247,877	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
2,958,855 (5)	Ginnie Mae 2007-40 SE, 4.585%, (-1.000*US0001M + 6.750%), 07/20/2037	$419,883	0.0
2,025,054 (5)	Ginnie Mae 2007-7 EI, 4.035%, (-1.000*US0001M + 6.200%), 02/20/2037	253,140	0.0
6,912,486 (5)	Ginnie Mae 2010-11 SA, 4.262%, (-1.000*US0001M + 6.420%), 01/16/2040	940,728	0.0
3,014,327 (5)	Ginnie Mae 2010-14 SB, 4.635%, (-1.000*US0001M + 6.800%), 11/20/2035	436,051	0.0
2,689,323 (5)	Ginnie Mae 2010-99 IT, 5.000%, 08/16/2040	449,189	0.0
1,165,559	Ginnie Mae 2013-69 KA, 1.250%, 08/20/2042	1,023,817	0.0
1,950,700	Ginnie Mae 2015-3 ZD, 4.000%, 01/20/2045	1,967,082	0.1
7,832 (5)	Ginnie Mae Series 2001-28 SV, 6.092%, (-1.000*US0001M + 8.250%), 06/16/2031	310	0.0
903,460 (5)	Ginnie Mae Series 2005-7 AH, 4.612%, (-1.000*US0001M + 6.770%), 02/16/2035	120,404	0.0
15,437,421 (5)	Ginnie Mae Series 2007-41 SL, 4.535%, (-1.000*US0001M + 6.700%), 07/20/2037	2,481,859	0.1
1,690,247 (5)	Ginnie Mae Series 2008-2 SW, 4.385%, (-1.000*US0001M + 6.550%), 01/20/2038	255,501	0.0
1,020,546 (5)	Ginnie Mae Series 2008-35 SN, 4.235%, (-1.000*US0001M + 6.400%), 04/20/2038	123,880	0.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of September 30, 2018 (Unaudited) (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
577,242 (5)	Ginnie Mae Series 2008-40 PS, 4.342%, (-1.000*US0001M + 6.500%), 05/16/2038	$78,630	0.0
1,396,985 (5)	Ginnie Mae Series 2009-25 KS, 4.035%, (-1.000*US0001M + 6.200%), 04/20/2039	174,990	0.0
1,127,556	Ginnie Mae Series 2009-29 PB, 4.750%, 05/20/2039	1,179,154	0.0
1,200,781	Ginnie Mae Series 2009-31 ZL, 4.500%, 05/20/2039	1,259,665	0.0
3,154,350 (5)	Ginnie Mae Series 2009-33 SN, 4.135%, (-1.000*US0001M + 6.300%), 05/20/2039	134,905	0.0
11,045,641	Ginnie Mae Series 2009-33 ZB, 6.000%, 05/20/2039	12,490,490	0.2
2,368,974	Ginnie Mae Series 2009-34 Z, 4.500%, 05/16/2039	2,459,975	0.1
443,117 (5)	Ginnie Mae Series 2009-43 HS, 4.035%, (-1.000*US0001M + 6.200%), 06/20/2038	18,909	0.0
3,493,292	Ginnie Mae Series 2009-98 DA, 3.250%, 07/16/2039	3,481,705	0.1
2,954,510 (5)	Ginnie Mae Series 2010-116 NS, 4.492%, (-1.000*US0001M + 6.650%), 09/16/2040	362,756	0.0
7,878,957 (5)	Ginnie Mae Series 2010-116 SK, 4.455%, (-1.000*US0001M + 6.620%), 08/20/2040	1,101,553	0.0
13,586,652 (5)	Ginnie Mae Series 2010-149 HS, 3.942%, (-1.000*US0001M + 6.100%), 05/16/2040	1,086,972	0.0
1,813,600 (5)	Ginnie Mae Series 2010-168 BI, 5.000%, 04/20/2040	612,617	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
2,248,418 (5)	Ginnie Mae Series 2010-68 MS, 3.685%, (-1.000*US0001M + 5.850%), 06/20/2040	$281,873	0.0
5,934,350 (5)	Ginnie Mae Series 2011-72 SA, 3.192%, (-1.000*US0001M + 5.350%), 05/16/2041	655,824	0.0
8,379,784 (5)	Ginnie Mae Series 2011-73 LS, 4.525%, (-1.000*US0001M + 6.690%), 08/20/2039	674,227	0.0
192,490	Ginnie Mae Series 2012-43 MA, 4.000%, 10/20/2041	192,652	0.0
1,693,825 (5)	Ginnie Mae Series 2012-91 QI, 4.500%, 09/20/2041	195,356	0.0
1,388,000	Ginnie Mae Series 2013-116 KB, 3.500%, 12/20/2042	1,365,904	0.0
11,253,130 (5)	Ginnie Mae Series 2013-167 PI, 5.500%, 11/20/2043	2,306,405	0.1
2,968,313 (5)	Ginnie Mae Series 2014-10 GI, 4.500%, 01/16/2029	291,861	0.0
6,804,089 (5)	Ginnie Mae Series 2014-185 SB, 3.435%, (-1.000*US0001M + 5.600%), 12/20/2044	738,488	0.0
11,692,695 (5)	Ginnie Mae Series 2014-3 SU, 3.885%, (-1.000*US0001M + 6.050%), 07/20/2039	1,539,100	0.0
10,217,320 (5)	Ginnie Mae Series 2014-56 SP, 4.042%, (-1.000*US0001M + 6.200%), 12/16/2039	1,274,323	0.0
12,019,820 (5)	Ginnie Mae Series 2014-58 SG, 3.442%, (-1.000*US0001M + 5.600%), 04/16/2044	1,324,215	0.0
2,509,623	Ginnie Mae Series 2015-27 PB, 3.000%, 08/20/2044	2,413,781	0.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of September 30, 2018 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
4,734		GSR Mortgage Loan Trust 2005-5F 8A1, 2.716%, (US0001M + 0.500%), 06/25/2035	$4,554	0.0
3,195,351		HarborView Mortgage Loan Trust 2007-5 A1A, 2.358%, (US0001M + 0.190%), 09/19/2037	3,118,929	0.1
218,884		HomeBanc Mortgage Trust 2004-1 2A, 3.076%, (US0001M + 0.860%), 08/25/2029	210,701	0.0
2,000,000		HomeBanc Mortgage Trust 2005-4 M1, 2.686%, (US0001M + 0.470%), 10/25/2035	1,954,743	0.0
1,526,059		Impac CMB Trust Series 2005-1 M1, 2.906%, (US0001M + 0.690%), 04/25/2035	1,491,695	0.0
2,123,339		IndyMac INDX Mortgage Loan Trust 2006-AR2 1A1B, 2.426%, (US0001M + 0.210%), 04/25/2046	2,006,152	0.0
3,130,022		IndyMac INDX Mortgage Loan Trust 2006-AR2 2A1, 2.426%, (US0001M + 0.210%), 02/25/2046	2,706,623	0.1
422,153	(1)(4)	Jefferies Resecuritization Trust 2009-R6 1A2, 4.384%, 03/26/2036	415,834	0.0
454,615		JP Morgan Alternative Loan Trust 2005-S1 1A1, 5.500%, 12/25/2035	361,841	0.0
2,798,261 (4)		JP Morgan Mortgage Trust 2005-A4 B1, 4.268%, 07/25/2035	2,547,149	0.1
4,520,594	(1)(4)	JP Morgan Mortgage Trust 2016-1 B3, 3.877%, 05/25/2046	4,439,245	0.1
2,162,333	(1)(4)	JP Morgan Mortgage Trust 2017-3 B1, 3.866%, 08/25/2047	2,112,021	0.0
2,070,733	(1)(4)	JP Morgan Mortgage Trust 2017-3 B2, 3.866%, 08/25/2047	1,975,783	0.0
1,478,328	(1)(4)	JP Morgan Mortgage Trust 2017-6 B3, 3.852%, 12/25/2048	1,378,315	0.0
2,135,911	(1)(4)	JP Morgan Mortgage Trust 2018-1 B1, 3.769%, 06/25/2048	2,066,262	0.0
Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
2,055,999	(1)(4)	JP Morgan Mortgage Trust 2018-1 B2, 3.769%, 06/25/2048	$1,974,900	0.0
2,714,037	(1)(4)	JP Morgan Mortgage Trust 2018-1 B3, 3.769%, 06/25/2048	2,552,402	0.1
2,624,031	(1)(4)	JP Morgan Mortgage Trust 2018-3 B1, 3.783%, 09/25/2048	2,499,114	0.1
2,257,673	(1)(4)	JP Morgan Mortgage Trust 2018-4 B2, 3.801%, 10/25/2048	2,133,248	0.0
1,508,869	(1)(4)	JP Morgan Mortgage Trust 2018-6C B2, 4.012%, 12/25/2048	1,453,711	0.0
3,024,000	(1)(4)	JP Morgan Mortgage Trust 2018-9 B3, 4.507%, 02/25/2049	2,961,187	0.1
17,508,575 (5)		Lehman Mortgage Trust 2006-7 2A4, 4.334%, (-1.000*US0001M + 6.550%), 11/25/2036	2,703,954	0.0
12,815,633 (5)		Lehman Mortgage Trust 2006-9 2A5, 4.404%, (-1.000*US0001M + 6.620%), 01/25/2037	2,305,492	0.1
1,459,138		Lehman XS Trust Series 2005-5N 1A2, 2.576%, (US0001M + 0.360%), 11/25/2035	1,322,070	0.0
5,191,792		Morgan Stanley Mortgage Loan Trust 2007-13 6A1, 6.000%, 10/25/2037	4,559,514	0.1
2,959,720	(1)(4)	New Residential Mortgage Loan Trust 2017-3A B2, 4.750%, 04/25/2057	3,043,764	0.1
9,826,000		Opteum Mortgage Acceptance Corp. Asset Backed Pass-Through Certificates 2005-4 M2, 2.716%, (US0001M + 0.500%), 11/25/2035	9,140,968	0.2
1,891,004	(1)(4)	Sequoia Mortgage Trust 2014-3 B3, 3.931%, 10/25/2044	1,876,625	0.0
1,917,258	(1)(4)	Sequoia Mortgage Trust 2014-4 B3, 3.865%, 11/25/2044	1,896,417	0.0
1,903,910	(1)(4)	Sequoia Mortgage Trust 2015-2 B3, 3.744%, 05/25/2045	1,849,148	0.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of September 30, 2018 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
1,657,069	(1)(4)	Sequoia Mortgage Trust 2015-3 B3, 3.714%, 07/25/2045	$1,583,164	0.0
3,300,000	(1)(4)	Sequoia Mortgage Trust 2017-CH2 A13, 4.000%, 12/25/2047	3,242,385	0.1
2,579,103	(1)(4)	Sequoia Mortgage Trust 2018-CH1 A19, 4.000%, 02/25/2048	2,575,281	0.1
6,506,687	(1)(4)	Sequoia Mortgage Trust 2018-CH1 B1B, 4.508%, 02/25/2048	6,646,297	0.1
2,680,621	(1)(4)	Sequoia Mortgage Trust 2018-CH1 B2B, 4.508%, 02/25/2048	2,719,531	0.1
5,332,000	(1)(4)	Sequoia Mortgage Trust 2018-CH4 A13, 4.500%, 10/25/2048	5,370,212	0.1
1,360,000	(1)(4)	Verus Securitization Trust 2017-SG1A B1, 3.615%, 11/25/2047	1,347,475	0.0
1,773,000	(1)(4)	Verus Securitization Trust 2018-1 B1, 3.801%, 01/25/2058	1,776,976	0.1
1,231,000	(1)(4)	Verus Securitization Trust 2018-2 B1, 4.426%, 06/01/2058	1,218,274	0.0
499,315 (4)		WaMu Mortgage Pass Through Certificates Series 2006-AR12 2A3, 3.129%, 10/25/2036	463,971	0.0
3,863,672		WaMu Mortgage Pass-Through Certificates Series 2005-AR11 A1C3, 2.726%, (US0001M + 0.510%), 08/25/2045	3,875,735	0.1
108,948,757	(4)(5)	WaMu Mortgage Pass-Through Certificates Series 2005-AR11 X, 0.502%, 08/25/2045	2,084,571	0.0
2,862,188		WaMu Mortgage Pass-Through Certificates Series 2005-AR13 A1C3, 2.706%, (US0001M + 0.490%), 10/25/2045	2,902,889	0.1
538,421 (4)		WaMu Mortgage Pass-Through Certificates Series 2006-AR12 1A1, 3.483%, 10/25/2036	524,662	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
1,242,340 (4)	WaMu Mortgage Pass-Through Certificates Series 2006-AR14 1A4, 3.107%, 11/25/2036	$1,193,442	0.0
1,417,076 (4)	WaMu Mortgage Pass-Through Certificates Series 2006-AR16 2A1, 3.167%, 12/25/2036	1,283,632	0.0
3,276,126 (4)	WaMu Mortgage Pass-Through Certificates Series 2006-AR16 2A3, 3.167%, 12/25/2036	2,967,618	0.1
2,061,179 (4)	WaMu Mortgage Pass-Through Certificates Series 2006-AR16 3A1, 3.268%, 12/25/2036	2,011,453	0.1
1,958,567 (4)	WaMu Mortgage Pass-Through Certificates Series 2006-AR8 1A4, 3.914%, 08/25/2046	1,874,156	0.0
2,562,302 (4)	WaMu Mortgage Pass-Through Certificates Series 2007-HY2 1A1, 3.603%, 12/25/2036	2,513,896	0.1
630,952 (4)	WaMu Mortgage Pass-Through Certificates Series 2007-HY3 1A1, 3.138%, 03/25/2037	576,417	0.0
1,738,290 (4)	WaMu Mortgage Pass-Through Certificates Series 2007-HY4 1A1, 3.162%, 04/25/2037	1,589,299	0.0
2,173,875	Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2005-10 2A3, 3.116%, (US0001M + 0.900%), 11/25/2035	1,798,825	0.0
2,003,385	Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2005-11 A1, 5.750%, 01/25/2036	1,827,558	0.0
1,409,833	Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2005-5 CB3, 5.500%, 07/25/2035	1,334,889	0.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of September 30, 2018 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
585,448		Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2005-8 1A2, 5.500%, 10/25/2035	$563,706	0.0
5,464,530		Washington Mutual Mortgage Pass- Through Certificates WMALT Series 2006-AR6 2A, 2.805%, (12MTA + 0.960%), 08/25/2046	4,127,758	0.1
920,769		Washington Mutual Mortgage Pass- Through Certificates WMALT Series 2007-OC1 A3, 2.446%, (US0001M + 0.230%), 01/25/2047	842,483	0.0
1,907,555		Washington Mutual Mortgage Pass- Through Certificates WMALT Series 2007-OC1 A4, 2.536%, (US0001M + 0.320%), 01/25/2047	1,760,999	0.0
1,317,516		Wells Fargo Alternative Loan 2007-PA2 2A1, 2.646%, (US0001M + 0.430%), 06/25/2037	1,106,420	0.0
1,481,891		Wells Fargo Alternative Loan 2007-PA3 3A1, 6.250%, 07/25/2037	1,405,805	0.1
630,025 (4)		Wells Fargo Mortgage Backed Securities 2006-AR4 2A4, 4.211%, 04/25/2036	590,579	0.0
1,878,319	(1)(4)	WinWater Mortgage Loan Trust 2015-5 B4, 3.796%, 08/20/2045	1,787,333	0.0
14,779,023		Other Securities	14,652,749	0.2
		Total Collateralized Mortgage Obligations (Cost $814,219,672)	807,864,105	13.5
FOREIGN GOVERNMENT BONDS: 2.7%
19,885,000		Argentine Republic Government International Bond, 5.625%-6.875%, 04/22/2021-01/26/2027	18,236,072	0.3
Principal Amount†			Value	Percentage of Net Assets
FOREIGN GOVERNMENT BONDS: (continued)
CLP 10,460,000,000		Bonos de la Tesoreria de la Republica en pesos, 4.500%, 03/01/2026	$15,976,172	0.3
CLP 6,450,000,000		Bonos de la Tesoreria de la Republica en pesos, 5.000%, 03/01/2035	9,865,190	0.1
350,000	(1)(2)	Costa Rica Government International Bond, 4.250%, 01/26/2023	318,461	0.0
300,000 (1)		Dominican Republic International Bond, 5.500%, 01/27/2025	301,875	0.0
300,000 (1)		Dominican Republic International Bond, 6.600%, 01/28/2024	317,787	0.0
250,000 (1)		Egypt Government International Bond, 5.875%, 06/11/2025	239,447	0.0
232,000 (1)		El Salvador Government International Bond, 5.875%, 01/30/2025	217,551	0.0
290,380 (1)		Gabonese Republic, 6.375%, 12/12/2024	275,542	0.0
1,775,000 (1)		Indonesia Government International Bond, 3.850%, 07/18/2027	1,694,408	0.0
600,000 (1)		Indonesia Government International Bond, 4.125%, 01/15/2025	591,642	0.0
2,750,000 (1)		Indonesia Government International Bond, 4.350%, 01/08/2027	2,715,740	0.1
600,000 (1)		KazAgro National Management Holding JSC, 4.625%, 05/24/2023	593,392	0.0
600,000 (1)		Morocco Government International Bond, 4.250%, 12/11/2022	602,100	0.0
4,000,000 (1)		Perusahaan Penerbit SBSN Indonesia III, 4.400%, 03/01/2028	3,919,200	0.1
600,000 (1)		Paraguay Government International Bond, 4.625%, 01/25/2023	606,750	0.0
8,375,000 (1)		Saudi Government International Bond, 4.500%, 04/17/2030	8,429,136	0.2

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of September 30, 2018 (Unaudited) (continued)

Principal Amount†		Value	Percentage of Net Assets
FOREIGN GOVERNMENT BONDS: (continued)
1,100,000 (1)	Sri Lanka Government International Bond, 6.825%, 07/18/2026	$1,085,310	0.0
190,004	Tanzania Government International Bond, 8.544%, (US0003M + 6.000%), 03/09/2020	194,111	0.0
300,000 (1)	Zambia Government International Bond, 5.375%, 09/20/2022	212,052	0.0
PLN 134,091,663 (3)	Other Securities	92,973,152	1.6
	Total Foreign Government Bonds (Cost $165,362,786)	159,365,090	2.7
ASSET-BACKED SECURITIES: 12.3%
	Automobile Asset-Backed Securities: 0.4%
1,596,316 (1)	OSCAR US Funding Trust 2014-1 A4, 2.550%, 12/15/2021	1,594,226	0.1
1,450,000 (1)	OSCAR US Funding Trust VI LLC 2017-1A A3, 2.820%, 06/10/2021	1,445,927	0.0
1,550,000 (1)	OSCAR US Funding Trust VII LLC 2017-2A A4, 2.760%, 12/10/2024	1,519,507	0.0
1,940,000 (1)	SunTrust Auto Receivables Trust 2015-1A B, 2.200%, 02/15/2021	1,924,071	0.0
800,000 (1)	Tesla Auto Lease Trust 2018-A D, 3.300%, 05/20/2020	796,598	0.0
17,670,000	Other Securities	17,625,449	0.3
		24,905,778	0.4
	Credit Card Asset-Backed Securities: 0.0%
600,000	Other Securities	580,511	0.0
	Home Equity Asset-Backed Securities: 0.4%
7,958,339	Freddie Mac Structured Pass Through Certificates T-31 A7, 2.314%, (US0001M + 0.250%), 05/25/2031	7,907,707	0.1
1,971,627	Morgan Stanley Home Equity Loan Trust 2006-3 A3, 2.376%, (US0001M + 0.160%), 04/25/2036	1,556,247	0.0
Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		Home Equity Asset-Backed Securities (continued)
1,231,628		Nomura Home Equity Loan, Inc. Home Equity Loan Trust Series 2007-1 2A3, 2.376%, (US0001M + 0.160%), 02/25/2037	$1,106,077	0.0
1,499,591		Nomura Home Equity Loan, Inc. Home Equity Loan Trust Series 2007-1 2A4A, 2.446%, (US0001M + 0.230%), 02/25/2037	1,358,734	0.1
13,068,402		Other Securities	11,154,041	0.2
			23,082,806	0.4
		Other Asset-Backed Securities: 10.2%
4,449,170	(1)(9)	Ajax Mortgage Loan Trust 2016-C A, 4.000% (Step Rate @ 7.000% on 11/25/2019), 10/25/2057	4,471,785	0.1
1,519,994	(1)(9)	Ajax Mortgage Loan Trust 2017-A A, 3.470% (Step Rate @ 6.470% on 05/25/2020), 04/25/2057	1,513,957	0.0
3,468,263 (1)		Ajax Mortgage Loan Trust 2018-A A, 3.850%, 04/25/2058	3,446,982	0.0
10,000,000	(1)(4)	Ajax Mortgage Loan Trust 2018-C A, 4.360%, 09/25/2065	10,025,000	0.2
5,100,000 (1)		ALM VII R-2 Ltd. 2013-7R2A A2R, 4.339%, (US0003M + 2.000%), 10/15/2027	5,101,601	0.1
2,930,000 (1)		ALM VIII Ltd. 2013-8A A1R, 3.829%, (US0003M + 1.490%), 10/15/2028	2,930,847	0.0
1,090,684	(1)(4)(5)(7)	American Homes 4 Rent 2015-SFR1 XS, 0.000%, 04/17/2052	—	—
1,250,000 (1)		American Homes 4 Rent 2015-SFR2 D, 5.036%, 10/17/2045	1,298,737	0.0
6,889,436	(1)(4)(5)(7)	American Homes 4 Rent 2015-SFR2 XS, 0.000%, 10/17/2045	—	—
3,900,000 (1)		Apidos CLO XII 2013-12A AR, 3.419%, (US0003M + 1.080%), 04/15/2031	3,893,347	0.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of September 30, 2018 (Unaudited) (continued)

Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities (continued)
500,000 (1)	Apidos CLO XII 2013-12A CR, 4.139%, (US0003M + 1.800%), 04/15/2031	$495,799	0.0
3,130,000 (1)	Apidos CLO XVII 2014-17A A2R, 4.186%, (US0003M + 1.850%), 04/17/2026	3,130,770	0.0
5,420,000 (1)	Apidos CLO XVII 2014-17A BR, 4.836%, (US0003M + 2.500%), 04/17/2026	5,430,618	0.1
3,860,000 (1)	Apidos Clo XXV 2016-25A A1, 3.808%, (US0003M + 1.460%), 10/20/2028	3,860,726	0.1
10,000,000 (1)	ARES XLVI CLO Ltd. 2017-46A A2, 3.569%, (US0003M + 1.230%), 01/15/2030	10,012,650	0.1
4,350,000 (1)	Ares XXIX CLO Ltd. 2014-1A BR, 4.636%, (US0003M + 2.300%), 04/17/2026	4,353,154	0.1
2,000,000 (1)	Atrium CDO Corp. 12A CR, 3.997%, (US0003M + 1.650%), 04/22/2027	1,982,322	0.0
3,970,000 (1)	Avery Point IV CLO Ltd. 2014-1A CR, 4.685%, (US0003M + 2.350%), 04/25/2026	3,974,625	0.1
3,620,000 (1)	Babson CLO Ltd. 2014-IA BR, 4.548%, (US0003M + 2.200%), 07/20/2025	3,621,430	0.0
3,890,000 (1)	Babson CLO Ltd. 2017-1A A2, 3.683%, (US0003M + 1.350%), 07/18/2029	3,891,490	0.1
6,361,000 (1)	Babson CLO Ltd. 2018-3A A2, 3.320%, (US0003M + 1.300%), 07/20/2029	6,343,933	0.1
1,650,000 (1)	Bain Capital Credit CLO 2017-1A A2, 3.698%, (US0003M + 1.350%), 07/20/2030	1,653,041	0.0
8,770,000 (1)	Benefit Street Partners CLO II Ltd. 2013-IIA A1R, 3.589%, (US0003M + 1.250%), 07/15/2029	8,792,092	0.1
Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities (continued)
7,500,000 (1)	Benefit Street Partners CLO VIII Ltd. 2015-8A A1BR, 3.548%, (US0003M + 1.200%), 01/20/2031	$7,434,037	0.1
3,190,000 (1)	Benefit Street Partners CLO X Ltd. 2016-10A A1, 3.829%, (US0003M + 1.490%), 01/15/2029	3,191,882	0.1
5,000,000 (1)	Benefit Street Partners CLO XIV Ltd. 2018-14A A2, 3.498%, (US0003M + 1.150%), 04/20/2031	4,936,000	0.1
4,070,000 (1)	BlueMountain CLO 2015-1A BR, 4.837%, (US0003M + 2.500%), 04/13/2027	4,083,846	0.1
3,270,000 (1)	Burnham Park Clo Ltd. 2016-1A A, 3.778%, (US0003M + 1.430%), 10/20/2029	3,275,091	0.1
10,000,000 (1)	Carbone CLO Ltd 2017-1A A1, 3.488%, (US0003M + 1.140%), 01/20/2031	9,994,690	0.2
700,000 (1)	Carlyle Global Market Strategies CLO 2014-2RA A1 Ltd., 3.364%, (US0003M + 1.050%), 05/15/2031	697,749	0.0
3,250,000 (1)	Carlyle Global Market Strategies CLO Ltd. 2014-1A A2R2, 3.466%, (US0003M + 1.130%), 04/17/2031	3,256,389	0.1
6,380,000 (1)	Carlyle Global Market Strategies CLO Ltd. 2017-1A A1A, 3.648%, (US0003M + 1.300%), 04/20/2031	6,392,639	0.1
4,300,000 (1)	Cedar Funding II CLO Ltd. 2013-1A CR, 4.677%, (US0003M + 2.350%), 06/09/2030	4,310,346	0.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of September 30, 2018 (Unaudited) (continued)

Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities (continued)
3,500,000 (1)	Cedar Funding IV CLO Ltd. 2014-4A CR, 4.597%, (US0003M + 2.250%), 07/23/2030	$3,502,870	0.0
9,680,000 (1)	Cedar Funding VI CLO Ltd. 2016-6A A1, 3.818%, (US0003M + 1.470%), 10/20/2028	9,680,784	0.2
3,530,000 (1)	Cedar Funding VIII Clo Ltd. 2017-8A A1, 3.586%, (US0003M + 1.250%), 10/17/2030	3,533,625	0.1
4,700,000 (1)	Cent CLO 2014-22A A2AR, 4.293%, (US0003M + 1.950%), 11/07/2026	4,702,214	0.1
37,149	Chase Funding Trust Series 2003-5 2A2, 2.816%, (US0001M + 0.600%), 07/25/2033	36,165	0.0
4,050,000 (1)	CIFC Funding 2013-2A A1LR, 3.543%, (US0003M + 1.210%), 10/18/2030	4,054,374	0.1
2,750,000 (1)	CIFC Funding 2014-4A C1R, 4.986%, (US0003M + 2.650%), 10/17/2026	2,751,169	0.0
3,660,000 (1)	CIFC Funding 2016-1A A, 3.827%, (US0003M + 1.480%), 10/21/2028	3,667,367	0.1
2,150,000 (1)	CIFC Funding 2017-2A C, 4.698%, (US0003M + 2.350%), 04/20/2030	2,155,990	0.0
7,400,000 (1)	CIFC Funding 2017-4 A1, 3.592%, (US0003M + 1.250%), 10/24/2030	7,455,152	0.1
3,000,000 (1)	CIFC Funding 2017-5A A1, 3.516%, (US0003M + 1.180%), 11/16/2030	3,000,918	0.1
1,000,000 (1)	CIFC Funding 2018-IA B Ltd., 3.557%, (US0003M + 1.400%), 04/18/2031	987,524	0.0
7,425,000	Countrywide Asset-Backed Certificates 2005-AB2 M1, 2.921%, (US0001M + 0.705%), 09/25/2035	7,215,974	0.1
Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities (continued)
11,551,698	Credit-Based Asset Servicing & Securitization LLC 2006-CB8 A2C, 2.366%, (US0001M + 0.150%), 10/25/2036	$10,276,946	0.2
4,540,325 (1)	DB Master Finance LLC 2015-1A A2II, 3.980%, 02/20/2045	4,546,102	0.1
4,200,000 (1)	Deer Creek Clo Ltd. 2017-1A A, 3.528%, (US0003M + 1.180%), 10/20/2030	4,201,256	0.1
7,000,000 (1)	Dewolf Park Clo Ltd. 2017-1A A, 3.549%, (US0003M + 1.210%), 10/15/2030	7,007,161	0.1
643,500 (1)	Domino’s Pizza Master Issuer LLC 2017-1A A2II, 3.082%, 07/25/2047	622,734	0.0
2,394,000 (1)	Domino’s Pizza Master Issuer LLC 2018-1A A2I, 4.116%, 07/25/2048	2,382,954	0.1
2,344,125 (1)	Driven Brands Funding, LLC 2018-1A A2, 4.739%, 04/20/2048	2,333,993	0.0
5,565,000 (1)	Dryden 33 Senior Loan Fund 2014-33A AR, 3.769%, (US0003M + 1.430%), 10/15/2028	5,576,113	0.1
6,660,000 (1)	Dryden Senior Loan Fund 2017-47A A2, 3.689%, (US0003M + 1.350%), 04/15/2028	6,663,537	0.1
6,410,000 (1)	Dryden Senior Loan Fund 2017-47A C, 4.539%, (US0003M + 2.200%), 04/15/2028	6,429,756	0.1
5,565,000 (1)	Dryden XXVIII Senior Loan Fund 2013-28A A1LR, 3.514%, (US0003M + 1.200%), 08/15/2030	5,566,469	0.1
8,000,000 (1)	Eaton Vance Clo 2015-1A A2R Ltd., 3.598%, (US0003M + 1.250%), 01/20/2030	7,979,752	0.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of September 30, 2018 (Unaudited) (continued)

Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities (continued)
4,228,050 (1)	Five Guys Holdings, Inc. 2017-1A A2, 4.600%, 07/25/2047	$4,220,574	0.1
3,000,000 (1)	Flatiron CLO Ltd. 2013-1A A2R, 3.986%, (US0003M + 1.650%), 01/17/2026	3,000,774	0.0
3,920,000 (1)	Flatiron CLO Ltd. 2013-1A BR, 4.686%, (US0003M + 2.350%), 01/17/2026	3,921,113	0.1
4,250,000 (1)	Galaxy XIX CLO Ltd. 2015-19A A1R, 3.562%, (US0003M + 1.220%), 07/24/2030	4,252,393	0.1
2,500,000 (1)	Galaxy XV CLO Ltd. 2013-15A AR, 3.539%, (US0003M + 1.200%), 10/15/2030	2,501,005	0.0
8,000,000 (1)	Galaxy XXI CLO Ltd. 2015-21A AR, 3.368%, (US0003M + 1.020%), 04/20/2031	7,969,536	0.1
2,300,000 (1)	Gilbert Park CLO Ltd. 2017-1A A, 3.529%, (US0003M + 1.190%), 10/15/2030	2,302,353	0.0
7,000,000 (1)	Goldentree Loan Management US Clo 2 Ltd. 2017-2A A, 3.498%, (US0003M + 1.150%), 11/28/2030	7,008,953	0.1
2,001,796 (1)	HERO Funding Trust 2015-2A A, 3.990%, 09/20/2040	2,002,837	0.1
1,893,378 (1)	HERO Funding Trust 2016-2A A, 3.750%, 09/20/2041	1,874,656	0.0
1,250,000 (1)	Home Partners of America 2018-1 E Trust, 4.008%, (US0001M + 1.850%), 07/17/2037	1,241,516	0.0
1,500,000 (1)	Jay Park CLO Ltd. 2016-1A B, 4.748%, (US0003M + 2.400%), 10/20/2027	1,500,861	0.0
3,462,509 (1)	JGWPT XXXIII LLC 2014-3A A, 3.500%, 06/15/2077	3,342,741	0.1
Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		Other Asset-Backed Securities (continued)
6,000,000	(1)(10)	KKR CLO 21 A Ltd., 3.345%, (US0003M + 1.000%), 04/15/2031	$5,957,406	0.1
6,000,000 (1)		LCM 26A A2 Ltd., 3.598%, (US0003M + 1.250%), 01/20/2031	5,999,898	0.1
1,867,000 (1)		LCM XIV L.P. 14A AR, 3.440%, (US0003M + 1.040%), 07/20/2031	1,863,697	0.0
5,000,000 (1)		LCM XVIII L.P. 18A A2R, 3.568%, (US0003M + 1.220%), 04/20/2031	4,958,795	0.1
5,400,000 (1)		LCM XXIII Ltd. 23A A1, 3.748%, (US0003M + 1.400%), 10/20/2029	5,420,871	0.1
4,500,000 (1)		Madison Park Funding XI Ltd. 2013-11A CR, 4.547%, (US0003M + 2.200%), 07/23/2029	4,500,819	0.1
5,400,000 (1)		Madison Park Funding XV Ltd. 2014-15A B1R, 4.537%, (US0003M + 2.200%), 01/27/2026	5,402,306	0.1
1,400,000 (1)		Madison Park Funding XXVII Ltd. 2018-27A B, 4.148%, (US0003M + 1.800%), 04/20/2030	1,390,133	0.0
1,100,000	(1)(4)	Mill City Mortgage Loan Trust 2017-1 M2, 3.250%, 11/25/2058	1,028,991	0.0
3,200,000	(1)(4)	Mill City Mortgage Loan Trust 2017-2 M2, 3.250%, 07/25/2059	2,980,358	0.1
2,482,000	(1)(4)	Mill City Mortgage Trust 2015-2 B2, 3.817%, 09/25/2057	2,377,153	0.0
6,655,490 (1)		Mosaic Solar Loan Trust 2018-1A A, 4.010%, 06/22/2043	6,606,401	0.1
10,807,342 (1)		Mosaic Solar Loan Trust 2018-2-GS A, 4.200%, 02/22/2044	10,791,696	0.2
2,086,000 (1)		Mosaic Solar Loan Trust 2018-2-GS B, 4.740%, 02/22/2044	2,072,897	0.0
3,941,038 (1)		Mosaic Solar Loans 2017-2A A LLC, 3.820%, 06/22/2043	3,883,876	0.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of September 30, 2018 (Unaudited) (continued)

Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities (continued)
2,500,000 (1)	OCP CLO 2015-8 Ltd. 2015-8A BR, 4.186%, (US0003M + 1.850%), 04/17/2027	$2,491,048	0.0
9,470,000 (1)	Octagon Investment Partners 30 Ltd. 2017-1A A1, 3.668%, (US0003M + 1.320%), 03/17/2030	9,517,340	0.2
3,000,000 (1)	Octagon Investment Partners Ltd. 2017-1A A2, 3.689%, (US0003M + 1.350%), 07/15/2029	3,004,227	0.0
5,520,000 (1)	Octagon Investment Partners XIV Ltd. 2012-1A A1BR, 3.714%, (US0003M + 1.375%), 07/15/2029	5,511,759	0.1
1,570,000 (1)	Octagon Investment Partners XIX Ltd. 2014-1A CR, 4.439%, (US0003M + 2.100%), 04/15/2026	1,570,066	0.0
4,060,000 (1)	Octagon Investment Partners XV Ltd. 2013-1A A2R, 3.692%, (US0003M + 1.350%), 07/19/2030	4,068,396	0.1
5,660,000 (1)	OHA Loan Funding Ltd. 2015-1A AR, 3.724%, (US0003M + 1.410%), 08/15/2029	5,683,936	0.1
5,980,000 (1)	OHA Loan Funding Ltd. 2015-1A BR, 4.114%, (US0003M + 1.800%), 08/15/2029	5,981,824	0.1
6,000,000 (1)	Palmer Square CLO 2013-2A BR Ltd., 4.586%, (US0003M + 2.250%), 10/17/2027	6,001,320	0.1
3,550,000 (1)	Palmer Square CLO 2014-1A A1R2 Ltd., 3.466%, (US0003M + 1.130%), 01/17/2031	3,550,863	0.1
8,550,000 (1)	Palmer Square CLO 2015-1A BR Ltd., 4.862%, (US0003M + 2.550%), 05/21/2029	8,582,550	0.1
Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		Other Asset-Backed Securities (continued)
2,190,000 (1)		Palmer Square CLO 2015-2A A1AR Ltd., 3.618%, (US0003M + 1.270%), 07/20/2030	$2,193,863	0.0
4,340,000 (1)		Palmer Square CLO 2015-2A A1BR Ltd., 3.698%, (US0003M + 1.350%), 07/20/2030	4,350,464	0.1
10,000,000 (1)		Palmer Square CLO 2018-1A A1 Ltd., 3.208%, (US0003M + 1.030%), 04/18/2031	9,946,980	0.2
5,950,000 (1)		Palmer Square Loan Funding 2017-1A C Ltd., 5.139%, (US0003M + 2.800%), 10/15/2025	5,909,433	0.1
6,700,000 (1)		Palmer Square Loan Funding 2018-1A B Ltd., 3.739%, (US0003M + 1.400%), 04/15/2026	6,696,261	0.1
4,000,000 (1)		Palmer Square Loan Funding 2018-1A C Ltd., 4.189%, (US0003M + 1.850%), 04/15/2026	3,969,260	0.1
1,000,000	(1)(10)	Palmer Square Loan Funding 2018-2A C Ltd., 4.310%, (US0003M + 1.950%), 07/15/2026	980,107	0.0
6,200,000 (1)		Planet Fitness Master Issuer LLC 2018-1A A2I, 4.262%, 09/05/2048	6,201,132	0.1
4,000,000 (1)		Progress Residential 2015-SFR2 E, 4.427%, 06/12/2032	3,995,917	0.1
6,680,000 (1)		Progress Residential 2018-SFR3 E Trust, 4.873%, 10/17/2035	6,689,820	0.1
4,300,000	(1)(4)	SoFi Consumer Loan Program 2016-3 B, 4.490%, 12/26/2025	4,349,896	0.1
2,000,000	(1)(4)	Sofi Consumer Loan Program 2016-4 C LLC, 5.920%, 11/25/2025	2,095,614	0.0
3,400,000	(1)(4)	Sofi Consumer Loan Program 2016-5 B LLC, 4.550%, 09/25/2028	3,447,739	0.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of September 30, 2018 (Unaudited) (continued)

Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities (continued)
5,101,000 (1)	SoFi Consumer Loan Program 2017-3 B, 3.850%, 05/25/2026	$5,072,591	0.1
1,585,000 (1)	Sofi Consumer Loan Program 2017-6 B LLC, 3.520%, 11/25/2026	1,560,507	0.0
7,000,000 (1)	Sofi Consumer Loan Program 2018-1 C Trust, 3.970%, 02/25/2027	6,893,548	0.1
4,000,000 (1)	Sofi Consumer Loan Program 2018-2 B Trust, 3.790%, 04/26/2027	3,971,946	0.1
3,700,000 (1)	Sofi Consumer Loan Program 2018-2 C Trust, 4.250%, 04/26/2027	3,671,582	0.1
9,950,000 (1)	Sofi Consumer Loan Program 2018-3 C Trust, 4.670%, 08/25/2027	9,970,814	0.2
350,000 (1)	Sonic Capital LLC 2018-1A A2, 4.026%, 02/20/2048	344,437	0.0
2,258,080 (1)	Springleaf Funding Trust 2015-A A, 3.160%, 11/15/2024	2,258,383	0.0
7,320,000 (1)	Symphony CLO Ltd. 2012-9A AR, 3.789%, (US0003M + 1.450%), 10/16/2028	7,324,399	0.1
3,120,000 (1)	Symphony CLO Ltd. 2016-18A B, 4.147%, (US0003M + 1.800%), 01/23/2028	3,126,250	0.1
3,080,000 (1)	Symphony CLO XIV Ltd. 2014-14A C1R, 4.839%, (US0003M + 2.500%), 07/14/2026	3,080,705	0.0
3,890,750 (1)	Taco Bell Funding 2016-1A A2I, 3.832%, 05/25/2046	3,897,537	0.1
705,260 (1)	Taco Bell Funding LLC 2016-1A A2II, 4.377%, 05/25/2046	713,137	0.0
7,200,000 (1)	TES LLC 2017-1A B, 7.740%, 10/20/2047	7,278,585	0.1
Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		Other Asset-Backed Securities (continued)
2,580,000 (1)		Thacher Park CLO Ltd. 2014-1A CR, 4.548%, (US0003M + 2.200%), 10/20/2026	$2,581,192	0.0
7,000,000 (1)		THL Credit Wind River 2013-2A AR CLO Ltd., 3.563%, (US0003M + 1.230%), 10/18/2030	7,015,253	0.1
6,000,000 (1)		THL Credit Wind River 2017-1A C CLO Ltd., 4.633%, (US0003M + 2.300%), 04/18/2029	6,013,098	0.1
7,080,000 (1)		THL Credit Wind River 2017-2A A CLO Ltd., 3.578%, (US0003M + 1.230%), 07/20/2030	7,086,181	0.1
9,030,000 (1)		Wind River CLO Ltd. 2016-2A A, 3.843%, (US0003M + 1.500%), 11/01/2028	9,032,790	0.2
7,500,000 (1)		Tiaa Clo III Ltd 2017-2A A, 3.489%, (US0003M + 1.150%), 01/16/2031	7,481,723	0.1
1,400,000	(1)(4)	Towd Point Mortgage Trust 2015-2 1B1, 3.642%, 11/25/2060	1,396,074	0.0
2,640,000	(1)(4)	Towd Point Mortgage Trust 2015-2 2B2, 4.403%, 11/25/2057	2,711,496	0.0
4,346,000	(1)(4)	Towd Point Mortgage Trust 2016-2 M1, 3.000%, 08/25/2055	4,059,354	0.1
3,200,000	(1)(4)	Towd Point Mortgage Trust 2017-1 M1, 3.750%, 10/25/2056	3,149,631	0.1
2,200,000	(1)(4)	Towd Point Mortgage Trust 2017-3 M1, 3.500%, 07/25/2057	2,121,357	0.0
9,525,000	(1)(4)	Towd Point Mortgage Trust 2017-6 M2, 3.250%, 10/25/2057	8,718,838	0.2
3,000,000 (1)		Trafigura Securitisation Finance PLC 2018-1A B, 4.290%, 03/15/2022	2,999,801	0.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of September 30, 2018 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		Other Asset-Backed Securities (continued)
1,500,000 (1)		Venture XX CLO Ltd. 2015-20A CR, 4.239%, (US0003M + 1.900%), 04/15/2027	$1,497,357	0.0
1,985,000 (1)		Wendys Funding LLC 2018-1A A2I, 3.573%, 03/15/2048	1,912,448	0.0
3,671,550 (1)		Wendy’s Funding LLC 2018-1A A2II, 3.884%, 03/15/2048	3,528,874	0.1
789,474		Other Securities	780,464	0.0
			612,543,250	10.2
		Student Loan Asset-Backed Securities: 1.3%
1,486,760 (1)		Commonbond Student Loan Trust 2016-B, 4.000%, 10/25/2040	1,451,781	0.0
2,300,000 (1)		Commonbond Student Loan Trust 2017-BGS B, 3.260%, 09/25/2042	2,209,051	0.1
1,000,000 (1)		Commonbond Student Loan Trust 2018-A-GS C, 3.820%, 02/25/2044	994,262	0.0
9,502,000 (1)		Commonbond Student Loan Trust 2018-BGS B, 3.990%, 09/25/2045	9,492,573	0.2
980,175 (1)		DRB Prime Student Loan Trust 2015-B A2, 3.170%, 07/25/2031	975,899	0.0
1,415,936 (1)		DRB Prime Student Loan Trust 2015-D A2, 3.200%, 01/25/2040	1,412,203	0.0
2,900,000 (1)		DRB Prime Student Loan Trust 2017-A A2B, 2.850%, 05/27/2042	2,820,814	0.1
580,063 (1)		Earnest Student Loan Program, LLC 2016-A B, 2.500%, 01/25/2039	551,035	0.0
689,012	(1)(4)	Earnest Student Loan Program, LLC 2016-B B, 4.810%, 09/25/2036	691,144	0.0
525,396 (1)		Earnest Student Loan Program, LLC 2016-C B, 4.460%, 01/26/2037	520,578	0.0
835,656 (1)		Laurel Road Prime Student Loan Trust 2017-B A4, 3.020%, 08/25/2042	813,177	0.0
Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		Student Loan Asset-Backed Securities (continued)
4,400,000 (1)		Navient Private Education Loan Trust 2014-AA A3, 3.758%, (US0001M + 1.600%), 10/15/2031	$4,540,900	0.1
3,000,000 (1)		Navient Private Education Refi Loan Trust 2018-A B, 3.680%, 02/18/2042	2,948,637	0.0
6,500,000 (1)		Navient Private Education Refi Loan Trust 2018-CA B, 4.220%, 06/16/2042	6,435,219	0.1
2,700,000 (1)		SMB Private Education Loan Trust 2014-A C, 4.500%, 09/15/2045	2,594,012	0.1
1,450,000 (1)		SMB Private Education Loan Trust 2017-A B, 3.500%, 06/17/2041	1,396,162	0.0
1,213,070 (1)		SoFi Professional Loan Program 2015-C A2, 2.510%, 08/25/2033	1,188,821	0.0
4,100,000	(1)(4)	SoFi Professional Loan Program 2016-E C, 4.430%, 10/25/2041	3,950,089	0.1
3,000,000	(1)(4)	SoFi Professional Loan Program 2017-C B, 3.560%, 07/25/2040	2,911,944	0.0
3,900,000 (1)		SoFi Professional Loan Program 2017-F BFX LLC, 3.620%, 01/25/2041	3,802,035	0.1
3,250,000 (1)		Sofi Professional Loan Program 2018-A B LLC, 3.610%, 02/25/2042	3,164,337	0.1
8,000,000 (1)		Sofi Professional Loan Program 2018-B BFX Trust, 3.830%, 08/25/2047	7,896,815	0.1
5,800,000 (1)		Sofi Professional Loan Program 2018-C BFX Trust, 4.130%, 01/25/2048	5,777,696	0.1
6,000,000 (1)		Sofi Professional Loan Program 2018-D BFX Trust, 4.140%, 02/25/2048	6,001,522	0.1
			74,540,706	1.3
		Total Asset-Backed Securities (Cost $736,970,340)	735,653,051	12.3

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of September 30, 2018 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: 7.7%
20,205,000	(4)(5)	Banc of America Commercial Mortgage Trust 2017-BNK3 XB, 0.781%, 02/15/2050	$933,588	0.0
4,390,000 (1)		Bancorp Commercial Mortgage 2018 CRE4 D Trust, 4.620%, (US0001M + 2.100%), 09/15/2035	4,398,231	0.1
25,209,743	(4)(5)	BANK 2017-BNK4 XA, 1.607%, 05/15/2050	2,186,386	0.0
12,930,000		BANK 2017-BNK8 A4, 3.488%, 11/15/2050	12,632,554	0.2
4,880,000 (4)		BANK 2017-BNK8 B, 3.931%, 11/15/2050	4,833,760	0.1
167,655,000	(4)(5)	BANK 2017-BNK8 XB, 0.223%, 11/15/2050	2,436,815	0.0
103,900,000	(4)(5)	BANK 2018-BNK14 XA, 0.528%, 09/15/2060	4,019,361	0.1
19,110,000	(1)(4)(5)	BANK 2018-BNK14 XD, 1.598%, 09/15/2060	2,461,607	0.1
103,941	(1)(4)	BAMLL Re-REMIC Trust 2015-FRR11 A705, 0.893%, 09/27/2044	103,653	0.0
92,840,000	(1)(4)(5)	BBCCRE Trust 2015-GTP XA, 0.749%, 08/10/2033	3,587,375	0.1
2,400,000 (1)		BDS 2018-FL2 D, 4.708%, (US0001M + 2.550%), 08/15/2035	2,418,047	0.0
681,228	(1)(4)	Bear Stearns Commercial Mortgage Securities Trust 2004-TOP14 M, 5.405%, 01/12/2041	680,678	0.0
760,000	(1)(4)	Bear Stearns Commercial Mortgage Securities Trust 2004-TOP14 N, 5.405%, 01/12/2041	753,343	0.0
6,814,000	(1)(4)	Bear Stearns Commercial Mortgage Securities Trust 2005-TOP18 G, 6.027%, 02/13/2042	6,950,123	0.1
2,680,000 (1)		BX Trust 2018-GW D, 3.928%, (US0001M + 1.770%), 05/15/2035	2,700,157	0.0
3,580,000 (1)		BX Trust 2018-GW E, 4.128%, (US0001M + 1.970%), 05/15/2035	3,611,443	0.1
6,540,000 (1)		BXMT 2017-FL1 A Ltd., 3.028%, (US0001M + 0.870%), 06/15/2035	6,550,240	0.1
Principal Amount†			Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
94,045,476	(4)(5)	CCUBS Commercial Mortgage Trust 2017-C1 XA, 1.022%, 11/15/2050	$6,171,575	0.1
25,286,021	(4)(5)	CD 2016-CD1 Mortgage Trust XA, 1.562%, 08/10/2049	2,087,450	0.0
45,113,000	(1)(4)(5)	CD 2016-CD1 Mortgage Trust XB, 0.816%, 08/10/2049	2,164,625	0.0
34,099,539	(4)(5)	CD 2017-CD4 Mortgage Trust XA, 1.476%, 05/10/2050	2,761,977	0.1
3,120,000 (1)		CHT 2017-COSMO A Mortgage Trust, 3.088%, (US0001M + 0.930%), 11/15/2036	3,124,756	0.1
4,139,000 (4)		Citigroup Commercial Mortgage Trust 2013-GC17 C, 5.263%, 11/10/2046	4,279,420	0.1
3,910,000	(1)(4)	Citigroup Commercial Mortgage Trust 2014-GC19, 5.166%, 03/10/2047	3,957,672	0.1
3,430,000 (4)		Citigroup Commercial Mortgage Trust 2014-GC25, 4.680%, 10/10/2047	3,360,846	0.0
3,040,000		Citigroup Commercial Mortgage Trust 2016-P4 A4, 2.902%, 07/10/2049	2,870,536	0.0
41,467,723	(4)(5)	Citigroup Commercial Mortgage Trust 2016-P4 XA, 2.156%, 07/10/2049	4,603,249	0.1
64,867,500	(4)(5)	Citigroup Commercial Mortgage Trust 2017-C4 XA, 1.269%, 10/12/2050	4,634,400	0.1
3,940,000 (4)		Citigroup Commercial Mortgage Trust 2017-P8 C, 4.414%, 09/15/2050	3,869,558	0.1
40,588,924	(4)(5)	Citigroup Commercial Mortgage Trust 2017-P8 XA, 1.071%, 09/15/2050	2,619,289	0.0
89,176,980	(4)(5)	Citigroup Commercial Mortgage Trust 2018-C5 XA, 0.761%, 06/10/2051	4,629,578	0.1
5,000,000 (1)		Citigroup Commercial Mortgage Trust 2018-TBR E, 4.958%, (US0001M + 2.800%), 12/15/2036	5,043,573	0.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of September 30, 2018 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
4,972,142	(4)(5)	COMM 2012-CR1 XA, 2.048%, 05/15/2045	$274,687	0.0
29,745,316	(4)(5)	COMM 2012-CR2 XA, 1.814%, 08/15/2045	1,528,023	0.0
35,433,347	(4)(5)	COMM 2012-CR4 XA, 1.941%, 10/15/2045	1,974,172	0.0
27,260,000	(1)(4)(5)	COMM 2012-CR4 XB, 0.747%, 10/15/2045	634,357	0.0
55,318,981	(1)(4)(5)	COMM 2012-LC4 XA, 2.380%, 12/10/2044	2,910,199	0.0
183,922,741	(4)(5)	COMM 2013-CCRE13 XA, 1.022%, 11/10/2046	5,321,878	0.1
4,240,000	(1)(4)	COMM 2013-CR10 C, 4.972%, 08/10/2046	4,240,349	0.1
4,097,500 (4)		COMM 2014-CCRE18, 4.456%, 07/15/2047	4,161,669	0.1
107,507,332	(4)(5)	COMM 2014-UBS3 XA, 1.440%, 06/10/2047	4,869,727	0.1
138,423,992	(1)(4)(5)	COMM 2015-PC1 XA, 0.874%, 07/10/2050	4,408,126	0.1
920,000 (4)		COMM 2016-COR1 C, 4.539%, 10/10/2049	906,963	0.0
69,659,026	(4)(5)	COMM 2016-CR28 XA, 0.706%, 02/10/2049	2,574,215	0.0
36,383,449	(4)(5)	COMM 2017-COR2 XA, 1.333%, 09/10/2050	2,993,314	0.1
4,340,000	(1)(4)	CSAIL 2017-CX10 D Commercial Mortgage Trust, 4.250%, 11/15/2050	3,981,839	0.1
16,280,000 (1)		CSWF 2018-TOP E, 4.313%, (US0001M + 2.250%), 08/15/2035	16,322,867	0.3
13,300,000 (1)		CSWF 2018-TOP F, 4.813%, (US0001M + 2.750%), 08/15/2035	13,347,465	0.2
7,065,000	(1)(6)	DBRR Re-REMIC Trust 2015-FRR1 B711, 0.000%, 08/28/2045	6,763,925	0.1
2,840,000	(1)(4)	DBUBS 2011-LC2A D, 5.718%, 07/10/2044	2,923,465	0.0
4,460,000	(1)(4)	DBJPM 16-C3 Mortgage Trust, 3.634%, 08/10/2049	3,809,243	0.1
16,840,000	(4)(5)	Freddie Mac Multifamily Structured Pass Through Certificates K008 X3, 5.445%, 08/25/2020	1,444,734	0.0
27,973,945	(4)(5)	Freddie Mac Multifamily Structured Pass Through Certificates K010 X3, 4.781%, 11/25/2044	2,487,572	0.0
Principal Amount†			Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
32,886,106	(4)(5)	Freddie Mac Multifamily Structured Pass Through Certificates K011 X3, 2.659%, 12/25/2043	$1,746,321	0.0
77,599,012	(4)(5)	Freddie Mac Multifamily Structured Pass Through Certificates K013 X3, 2.910%, 01/25/2043	4,751,364	0.1
41,132,280	(4)(5)	Freddie Mac Multifamily Structured Pass Through Certificates K014 X1, 1.323%, 04/25/2021	1,018,933	0.0
30,554,471	(4)(5)	Freddie Mac Multifamily Structured Pass Through Certificates K020 X1, 1.549%, 05/25/2022	1,276,389	0.0
42,047,111	(4)(5)	Freddie Mac Multifamily Structured Pass Through Certificates K020 X3, 1.938%, 05/25/2040	2,559,260	0.1
20,890,903	(4)(5)	Freddie Mac Multifamily Structured Pass Through Certificates K021 X3, 2.035%, 07/25/2040	1,450,656	0.0
31,879,545	(4)(5)	Freddie Mac Multifamily Structured Pass Through Certificates K029 X3, 1.649%, 05/25/2041	1,999,214	0.0
32,460,000	(4)(5)	Freddie Mac Multifamily Structured Pass Through Certificates K040 X3, 2.104%, 11/25/2042	3,355,309	0.1
11,182,501	(4)(5)	Freddie Mac Multifamily Structured Pass Through Certificates K706 X1, 1.689%, 10/25/2018	26,821	0.0
18,025,900	(4)(5)	Freddie Mac Multifamily Structured Pass Through Certificates K707 X1, 1.625%, 12/25/2018	33,193	0.0
43,020,953	(4)(5)	Freddie Mac Multifamily Structured Pass Through Certificates K709 X1, 1.627%, 03/25/2019	147,502	0.0
40,175,854	(4)(5)	Freddie Mac Multifamily Structured Pass Through Certificates K711 X1, 1.803%, 07/25/2019	266,462	0.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of September 30, 2018 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
46,811,543	(4)(5)	Freddie Mac Multifamily Structured Pass Through Certificates K712 X1, 1.444%, 11/25/2019	$460,200	0.0
156,094,613	(4)(5)	Freddie Mac Multifamily Structured Pass Through Certificates KC01 X1, 0.840%, 12/25/2022	2,785,945	0.1
207,239,990	(1)(5)	FREMF Mortgage Trust 2012-K17 X2A, 0.100%, 12/25/2044	514,950	0.0
4,714,000 (1)		GPT 2018-GPP E Mortgage Trust, 4.628%, (US0001M + 2.470%), 06/15/2035	4,735,304	0.1
4,580,000 (1)		GS Mortgage Securities Corp. II 2018-RIVR E, 3.708%, (US0001M + 1.550%), 07/15/2035	4,539,253	0.1
4,400,000 (1)		GS Mortgage Securities Corp. II 2018-RIVR F, 4.258%, (US0001M + 2.100%), 07/15/2035	4,364,587	0.1
3,400,000	(1)(4)	GS Mortgage Securities Trust 2010-C2 D, 5.354%, 12/10/2043	3,450,412	0.1
3,000,000	(1)(4)	GS Mortgage Securities Trust 2010-C2 E, 4.548%, 12/10/2043	2,871,356	0.1
2,710,000	(1)(4)	GS Mortgage Securities Trust 2010-C2 F, 4.548%, 12/10/2043	2,469,820	0.0
23,124,194	(4)(5)	GS Mortgage Securities Trust 2012-GCJ7 XA, 2.402%, 05/10/2045	1,062,744	0.0
50,801,035	(4)(5)	GS Mortgage Securities Trust 2013-GC16 XA, 1.308%, 11/10/2046	2,228,067	0.0
106,224,233	(4)(5)	GS Mortgage Securities Trust 2013-GCJ14 XA, 0.789%, 08/10/2046	2,748,913	0.1
67,741,908	(4)(5)	GS Mortgage Securities Trust 2014-GC22 XA, 1.147%, 06/10/2047	2,689,388	0.0
3,936,000 (4)		GS Mortgage Securities Trust 2015-FRR1 K3B, 5.396%, 06/27/2041	3,900,115	0.1
82,993,680	(4)(5)	GS Mortgage Securities Trust 2016-GS4 XA, 0.712%, 11/10/2049	2,707,187	0.0
Principal Amount†			Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
69,696	(1)(4)	JP Morgan Chase Commercial Mortgage Securities Corp. 2004-C2 H, 5.954%, 05/15/2041	$69,573	0.0
17,385,000	(1)(4)(5)	JP Morgan Chase Commercial Mortgage Securities Corp. 2012-LC9 XB, 0.414%, 12/15/2047	225,690	0.0
225,246	(1)(4)	JP Morgan Chase Commercial Mortgage Securities Trust 2003-CB6 H, 5.379%, 07/12/2037	224,003	0.0
1,170,512 (4)		JP Morgan Chase Commercial Mortgage Securities Trust 2004-CIBC9 E, 5.470%, 06/12/2041	1,183,643	0.0
2,400,000	(1)(4)	JP Morgan Chase Commercial Mortgage Securities Trust 2011-C4 E, 5.720%, 07/15/2046	2,479,755	0.0
4,500,000	(1)(4)	JP Morgan Chase Commercial Mortgage Securities Trust 2011-C4 G, 3.873%, 07/15/2046	4,301,629	0.1
81,854,067	(4)(5)	JP Morgan Chase Commercial Mortgage Securities Trust 2012-CIBX XA, 2.066%, 06/15/2045	2,995,703	0.1
13,290,000 (4)		JPMBB Commercial Mortgage Securities Trust 2013-C15 C, 5.265%, 11/15/2045	13,825,066	0.2
7,263,797	(1)(4)	JPMBB Commercial Mortgage Securities Trust 2013-C15 D, 5.265%, 11/15/2045	7,381,138	0.1
2,670,000 (4)		JPMBB Commercial Mortgage Securities Trust 2013-C17 C, 5.050%, 01/15/2047	2,735,167	0.1
19,667,211	(4)(5)	JPMBB Commercial Mortgage Securities Trust 2014-C19 XA, 1.278%, 04/15/2047	370,664	0.0
4,170,000	(1)(4)	JPMBB Commercial Mortgage Securities Trust 2014-C24 D, 4.037%, 11/15/2047	3,703,778	0.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of September 30, 2018 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
9,278,000 (1)		JPMBB Commercial Mortgage Securities Trust 2014-C26 E, 4.000%, 01/15/2048	$7,241,250	0.1
41,557,524	(4)(5)	JPMBB Commercial Mortgage Securities Trust 2014-C26 XA, 1.254%, 01/15/2048	1,734,487	0.0
1,628,175	(4)(5)	JPMBB Commercial Mortgage Securities Trust 2015-C28 XA, 1.289%, 10/15/2048	71,648	0.0
19,645,575	(4)(5)	JPMCC Commercial Mortgage Securities Trust 2017-JP6 XA, 1.474%, 07/15/2050	1,336,762	0.0
1,361,560	(1)(4)	LB-UBS Commercial Mortgage Trust 2005-C1 H, 5.959%, 02/15/2040	1,359,553	0.0
1,130,000	(1)(4)	LB-UBS Commercial Mortgage Trust 2005-C5 G, 5.350%, 09/15/2040	1,153,176	0.0
4,853,239	(1)(4)(5)	LB-UBS Commercial Mortgage Trust 2006-C7 XW, 0.898%, 11/15/2038	9,953	0.0
50,864,867	(1)(4)(5)	LSTAR Commercial Mortgage Trust 2017-5 X, 1.270%, 03/10/2050	2,376,229	0.0
1,550,000	(1)(4)	Morgan Stanley Bank of America Merrill Lynch Trust 2012-C5 D, 4.842%, 08/15/2045	1,553,236	0.0
4,340,000	(1)(4)	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C13 D, 5.051%, 11/15/2046	4,356,285	0.1
107,721,848	(4)(5)	Morgan Stanley Bank of America Merrill Lynch Trust 2014 C19 XA, 1.255%, 12/15/2047	4,293,427	0.1
4,280,000	(1)(4)	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C17, 4.860%, 08/15/2047	3,913,674	0.1
11,653,000		Morgan Stanley Bank of America Merrill Lynch Trust 2016-C31, 3.102%, 11/15/2049	11,121,571	0.2
3,090,000	(1)(4)	Morgan Stanley Capital I Trust 2011-C1 D, 5.599%, 09/15/2047	3,172,157	0.1
Principal Amount†			Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
1,300,000	(1)(4)	Morgan Stanley Capital I Trust 2011-C1 E, 5.599%, 09/15/2047	$1,337,593	0.0
14,914,000 (1)		Morgan Stanley Capital I Trust 2011-C1 J, 4.193%, 09/15/2047	14,912,285	0.2
46,909,382	(4)(5)	Morgan Stanley Capital I, Inc. 2017-HR2 XA, 0.945%, 12/15/2050	2,741,370	0.0
4,430,000 (1)		Morgan Stanley Capital I, Inc. 2017-JWDR A, 3.008%, (US0001M + 0.850%), 11/15/2034	4,431,224	0.1
553,995 (1)		Morgan Stanley Reremic Trust 2012-XA B, 0.250%, 07/27/2049	548,162	0.0
5,180,000 (1)		SLIDE 2018-FUN D, 3.920%, (US0001M + 1.850%), 06/15/2031	5,199,363	0.1
8,460,000 (1)		SLIDE 2018-FUN E, 4.370%, (US0001M + 2.300%), 06/15/2031	8,496,852	0.1
3,620,000 (1)		SLIDE 2018-FUN F, 5.070%, (US0001M + 3.000%), 06/15/2031	3,638,096	0.1
4,320,000 (1)		STWD 2018-URB D Mortgage Trust, 4.113%, (US0001M + 2.050%), 05/15/2035	4,330,869	0.1
4,900,000 (1)		TPG Real Estate Finance 2018-FL-1 C Issuer Ltd., 4.058%, (US0001M + 1.900%), 02/15/2035	4,932,142	0.1
4,830,000 (4)		Wells Fargo Commercial Mortgage Trust 2017-C40 C, 4.479%, 10/15/2050	4,683,963	0.1
5,170,000	(1)(6)(8)	Wells Fargo Re-REMIC Trust 2013-FRR1 B706, 0.000%, 12/27/2043	5,141,233	0.1
5,000,000	(1)(6)(8)	Wells Fargo Re-REMIC Trust 2013-FRR1 BK26, 0.000%, 01/27/2045	3,902,171	0.1
75,312,606	(1)(4)(5)	WFRBS Commercial Mortgage Trust 2012-C10 XA, 1.716%, 12/15/2045	3,943,504	0.1
14,446,031	(1)(4)(5)	WFRBS Commercial Mortgage Trust 2012-C8 XA, 2.003%, 08/15/2045	811,306	0.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of September 30, 2018 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
11,117,346	(1)(4)(5)	WFRBS Commercial Mortgage Trust 2012-C9 XA, 2.048%, 11/15/2045	$691,859	0.0
12,746,000	(1)(4)	WFRBS Commercial Mortgage Trust 2013-C11 F, 4.412%, 03/15/2045	9,971,656	0.2
20,029,346	(1)(4)	WFRBS Commercial Mortgage Trust 2013-C11 G, 4.412%, 03/15/2045	8,299,999	0.1
90,117,594	(1)(4)(5)	WFRBS Commercial Mortgage Trust 2013-C12 XA, 1.421%, 03/15/2048	4,032,807	0.1
58,403,859	(4)(5)	WFRBS Commercial Mortgage Trust 2013-C16 XA, 0.973%, 09/15/2046	1,610,375	0.0
89,580,204	(4)(5)	WFRBS Commercial Mortgage Trust 2014-C25 XA, 1.046%, 11/15/2047	3,596,144	0.0
8,560,000	(1)(4)	WFRBS Commercial Mortgage Trust 2014-LC14 D, 4.586%, 03/15/2047	7,770,672	0.1
8,805,080		Other Securities	8,670,662	0.1
		Total Commercial Mortgage-Backed Securities (Cost $463,734,162)	462,357,843	7.7
U.S. GOVERNMENT AGENCY OBLIGATIONS(11): 22.3%
		Federal Home Loan Mortgage Corporation: 7.9%(11)
24,968,932		3.000%, 10/01/2046	23,936,428	0.4
13,516,913		3.500%, 12/01/2046	13,347,839	0.2
27,400,628		3.500%, 12/01/2046	27,023,931	0.5
15,258,902		3.500%, 01/01/2048	15,029,968	0.3
24,808,673		3.500%, 03/01/2048	24,498,218	0.4
158,317,000 (10)		3.500%, 10/01/2048	155,787,636	2.6
42,716,000 (10)		4.000%, 07/15/2040	43,134,464	0.7
6,661		4.428%, 05/01/2037	7,003	0.0
58,411,000 (10)		4.500%, 11/01/2048	60,206,680	1.0
111,589,140 (10)		2.500%-7.000%, 01/01/2024-10/01/2048	110,834,789	1.8
			473,806,956	7.9
		Federal National Mortgage Association: 12.0%(11)
18,700,000 (10)		2.500%, 10/01/2033	18,044,407	0.3
Principal Amount†			Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS(11): (continued)
		Federal National Mortgage Association: (continued)
50,021,000 (10)		3.000%, 10/01/2044	$47,870,298	0.8
13,213,915		3.000%, 04/01/2045	12,718,427	0.2
17,003,914		3.000%, 12/01/2046	16,307,979	0.3
40,664,634		3.000%, 01/01/2047	38,963,652	0.6
30,625,554		3.500%, 08/01/2046	30,263,565	0.5
172,976,000 (10)		4.000%, 10/01/2044	174,674,299	2.9
20,006,902		4.000%, 01/01/2045	20,446,943	0.3
18,087,206		4.000%, 05/01/2045	18,315,001	0.3
17,903,602		4.000%, 09/01/2048	18,137,845	0.3
141,469		4.187%, 07/01/2035	147,252	0.0
62,506,000 (10)		4.500%, 10/01/2048	64,491,056	1.1
26,390,000 (10)		5.000%, 10/01/2048	27,707,438	0.5
19,884,844		5.000%, 08/01/2056	21,290,093	0.4
203,402,783 (10)		2.500%-7.500%, 10/01/2018-03/01/2048	205,825,955	3.5
			715,204,210	12.0
		Government National Mortgage Association: 2.4%
16,988,308		3.500%, 08/20/2047	16,930,514	0.3
58,680,000 (10)		4.000%, 11/01/2048	59,600,312	1.0
67,264,812	(4)(10)	3.000%-5.500%, 10/15/2039-10/20/2060	67,341,279	1.1
			143,872,105	2.4
		Total U.S. Government Agency Obligations (Cost $1,351,743,872)	1,332,883,271	22.3
U.S. TREASURY OBLIGATIONS: 13.8%
		U.S. Treasury Bonds: 3.0%
177,722,000 (2)		3.125%, 05/15/2048	175,306,092	2.9
3,370,000		3.500%, 02/15/2039	3,550,874	0.1
			178,856,966	3.0
		U.S. Treasury Notes: 10.8%
19,483,000 (2)		2.625%, 08/31/2020	19,415,647	0.3
163,384,000		2.750%, 09/30/2020	163,179,770	2.8
49,350,000		2.750%, 09/15/2021	49,168,793	0.8
17,941,200		2.750%, 08/31/2023	17,787,368	0.3
334,031,000		2.875%, 08/15/2028	329,014,011	5.5
59,187,000		3.000%, 09/30/2025	59,136,136	1.0
8,852,000		1.500%-2.750%, 10/31/2019-08/15/2021	8,744,032	0.1
			646,445,757	10.8
		Total U.S. Treasury Obligations (Cost $833,182,440)	825,302,723	13.8

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of September 30, 2018 (Unaudited) (continued)

Shares		Value	Percentage of Net Assets
PREFERRED STOCK: 0.0%
	Utilities: 0.0%
85,974 (12)	Other Securities	$1,857,039	0.0
	Total Preferred Stock (Cost $2,149,350)	1,857,039	0.0
	Total Long-Term Investments (Cost $6,405,398,983)	6,322,820,475	105.6

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 10.2%
	Commercial Paper: 8.0%
850,000	American Electric Power Co., Inc., 3.410%, 10/05/2018	849,603	0.0
6,000,000	AT&T, Inc., 3.370%, 10/05/2018	5,997,235	0.1
9,500,000	Autozone, Inc., 7.230%, 10/01/2018	9,498,120	0.2
7,725,000	Comcast Corp., 2.740%, 10/19/2018	7,713,987	0.1
50,000,000	Comcast Corp., 3.010%, 10/09/2018	49,962,951	0.9
30,000,000	Consolidated Edison, Inc., 4.910%, 10/02/2018	29,991,923	0.5
2,000,000	Consolidated Edison, Inc., 7.360%, 10/01/2018	1,999,597	0.0
3,000,000	DowDuPont, Inc., 2.890%, 10/11/2018	2,997,392	0.1
8,702,000	DowDuPont, Inc., 4.770%, 10/02/2018	8,699,727	0.1
3,000,000	Duke Energy, 3.410%, 10/05/2018	2,998,600	0.1
48,000,000	Duke Energy, 7.230%, 10/01/2018	47,990,500	0.8
10,000,000	Eastman Chemical Co., 2.410%, 11/01/2018	9,978,903	0.2
12,000,000	Enterprise Products Operating LLC, 2.820%, 10/15/2018	11,986,128	0.2
12,079,000	Enterprise Products Operating LLC, 4.040%, 10/03/2018	12,074,994	0.2
26,000,000	Enterprise Products Operating LLC, 4.830%, 10/02/2018	25,993,121	0.4
73,000,000	Kroger Co., 6.950%, 10/01/2018	72,986,100	1.2
25,000,000	LyondellBasell Industries NV, 4.770%, 10/02/2018	24,993,470	0.4
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Commercial Paper (continued)
27,000,000	Marriott International, Inc., 2.740%, 10/19/2018	$26,961,507	0.4
8,000,000	Mondelez International, Inc., 4.040%, 10/03/2018	7,997,346	0.1
5,600,000	Mondelez International, Inc., 7.230%, 10/01/2018	5,598,892	0.1
16,300,000	Schlumberger Ltd., 2.970%, 10/10/2018	16,286,726	0.3
50,000,000	Schlumberger Ltd., 3.450%, 10/05/2018	49,976,375	0.8
2,600,000	Schlumberger Ltd., 7.360%, 10/01/2018	2,599,476	0.0
5,000,000	Tyson Foods, Inc., 7.130%, 10/01/2018	4,999,023	0.1
21,050,000	Waste Management, Inc., 4.770%, 10/02/2018	21,044,501	0.4
20,000,000	Whirlpool Corp., 2.920%, 10/11/2018	19,982,392	0.3
		482,158,589	8.0
	Securities Lending Collateral(13): 1.4%
19,675,662	Cantor Fitzgerald Securities, Repurchase Agreement dated 09/28/18, 2.27%, due 10/01/18 (Repurchase Amount $19,679,333, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-9.000%, Market Value plus accrued interest $20,069,175, due 10/25/18-08/20/68)	19,675,662	0.3
19,675,662	Daiwa Capital Markets, Repurchase Agreement dated 09/28/18, 2.27%, due 10/01/18 (Repurchase Amount $19,679,333, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-8.875%, Market Value plus accrued interest $20,069,176, due 10/25/18-09/09/49)	19,675,662	0.3

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of September 30, 2018 (Unaudited) (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateral(13) (continued)
3,847,744	Mizuho Securities USA Inc., Repurchase Agreement dated 09/28/18, 2.24%, due 10/01/18 (Repurchase Amount $3,848,452, collateralized by various U.S. Government Securities, 0.500%-3.000%, Market Value plus accrued interest $3,924,700, due 03/31/20-09/09/49)	$3,847,744	0.1
19,675,662	Nomura Securities, Repurchase Agreement dated 09/28/18, 2.27%, due 10/01/18 (Repurchase Amount $19,679,333, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-9.500%, Market Value plus accrued interest $20,069,175, due 09/30/18-08/20/68)	19,675,662	0.4
19,675,662	RBC Dominion Securities Inc., Repurchase Agreement dated 09/28/18, 2.26%, due 10/01/18 (Repurchase Amount $19,679,317, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-7.000%, Market Value plus accrued interest $20,069,175, due 10/04/18-09/09/49)	19,675,662	0.3
		82,550,392	1.4
Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Mutual Funds: 0.8%
48,201,000 (14)	Goldman Sachs Financial Square Government Fund - Institutional Shares, 1.980% (Cost $48,201,000)	$48,201,000	0.8
	Total Short-Term Investments (Cost $613,006,205)	612,909,981	10.2
	Total Investments in Securities (Cost $7,018,405,188)	$6,935,730,456	115.8
	Liabilities in Excess of Other Assets	(947,121,346)	(15.8)
	Net Assets	$5,988,609,110	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of September 30, 2018.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

(1)
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

(2)
Security, or a portion of the security, is on loan.

(3)
The grouping contains securities on loan.

(4)
Variable rate security. Rate shown is the rate in effect as of September 30, 2018.

(5)
Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.

(6)
Represents a zero coupon bond. Rate shown reflects the effective yield as of September 30, 2018.

(7)
For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.

(8)
Principal only securities represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. No payments of interest on the pool are passed through the principal only security.

(9)
Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rates shown reflect the current and next coupon rate as of September 30, 2018.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of September 30, 2018 (Unaudited) (continued)

(10)
Settlement is on a when-issued or delayed-delivery basis.

(11)
The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

(12)
The grouping contains non-income producing securities.

(13)
Represents securities purchased with cash collateral received for securities on loan.

(14)
Rate shown is the 7-day yield as of September 30, 2018.

CLP
Chilean Peso

DKK
Danish Krone

PLN
Polish Zloty

Reference Rate Abbreviations:
12MTA
12-month Treasury Average

US0001M
1-month LIBOR

US0003M
3-month LIBOR

US0012M
12-month LIBOR

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of September 30, 2018 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at September 30, 2018
Asset Table
Investments, at fair value
Preferred Stock	$1,857,039	$—	$—	$1,857,039
Corporate Bonds/Notes	—	1,997,537,353	—	1,997,537,353
Collateralized Mortgage Obligations	—	774,045,355	33,818,750	807,864,105
Commercial Mortgage-Backed Securities	—	462,357,843	—	462,357,843
U.S. Treasury Obligations	—	825,302,723	—	825,302,723
Asset-Backed Securities	—	735,653,051	—	735,653,051
U.S. Government Agency Obligations	—	1,332,883,271	—	1,332,883,271
Foreign Government Bonds	—	159,365,090	—	159,365,090
Short-Term Investments	48,201,000	564,708,981	—	612,909,981
Total Investments, at fair value	$50,058,039	$6,851,853,667	$33,818,750	$6,935,730,456
Other Financial Instruments+
Centrally Cleared Swaps	—	9,043,273	—	9,043,273
Forward Foreign Currency Contracts	—	6,168,855	—	6,168,855
Futures	10,667,117	—	—	10,667,117
Total Assets	$60,725,156	$6,867,065,795	$33,818,750	$6,961,609,701
Liabilities Table
Other Financial Instruments+
Centrally Cleared Swaps	$—	$(12,997,789)	$—	$(12,997,789)
Forward Foreign Currency Contracts	—	(1,538,305)	—	(1,538,305)
Forward Premium Swaptions	—	(412,272)	—	(412,272)
Futures	(12,778,443)	—	—	(12,778,443)
Total Liabilities	$(12,778,443)	$(14,948,366)	$—	$(27,726,809)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of September 30, 2018 (Unaudited) (continued)

At September 30, 2018, the following forward foreign currency contracts were outstanding for Voya Intermediate Bond Fund:
Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
MYR 38,391	USD 9,294	Barclays Bank PLC	10/05/18	$(17)
COP 211,281,189	USD 70,691	Barclays Bank PLC	10/05/18	623
PLN 2,205,250	USD 592,000	Barclays Bank PLC	10/05/18	6,186
USD 12,656,039	COP 36,708,462,593	Barclays Bank PLC	10/05/18	265,905
HUF 1,650,309,326	USD 5,956,000	Barclays Bank PLC	10/05/18	(28,115)
IDR 8,969,214,103	USD 602,244	Barclays Bank PLC	10/05/18	(625)
COP 37,789,297,247	USD 12,475,503	Barclays Bank PLC	10/05/18	279,443
PLN 1,083,082	USD 295,445	Barclays Bank PLC	10/05/18	(1,653)
USD 5,905,775	HUF 1,623,401,968	Barclays Bank PLC	10/05/18	74,541
CZK 251,766,511	USD 11,384,052	Barclays Bank PLC	10/05/18	(37,901)
USD 18,106,567	CLP 11,699,558,568	Barclays Bank PLC	10/05/18	320,138
USD 4,934,184	PEN 16,169,320	Barclays Bank PLC	10/05/18	40,988
USD 4,932,678	PEN 16,169,320	Barclays Bank PLC	10/05/18	39,482
USD 26,391,021	RUB 1,686,626,376	Barclays Bank PLC	10/05/18	653,756
USD 8,728,599	RON 34,967,214	Barclays Bank PLC	10/05/18	5,885
USD 16,452,592	PLN 60,683,493	Barclays Bank PLC	10/05/18	(8,141)
USD 6,380,610	HUF 1,760,530,289	Barclays Bank PLC	10/05/18	56,814
ZAR 7,288,516	USD 541,446	Barclays Bank PLC	10/05/18	(26,248)
USD 9,516	MYR 38,391	Barclays Bank PLC	10/05/18	240
USD 1,140,612	EUR 973,201	Barclays Bank PLC	10/19/18	9,127
USD 9,280	MYR 38,391	Barclays Bank PLC	01/11/19	17
USD 70,367	COP 211,281,189	Barclays Bank PLC	01/11/19	(759)
USD 590,978	IDR 8,969,214,103	Barclays Bank PLC	01/11/19	(685)
USD 466	PEN 1,537	BNP Paribas	10/05/18	1
IDR 92,611,831,761	USD 6,314,953	BNP Paribas	10/05/18	(102,922)
CLP 814,186,220	USD 1,184,000	BNP Paribas	10/05/18	53,779
USD 9,924,000	BRL 38,384,026	BNP Paribas	10/05/18	421,823
PEN 11,368,263	USD 3,429,872	BNP Paribas	10/05/18	10,417
USD 5,278,000	CZK 119,733,161	BNP Paribas	10/05/18	(117,915)
EUR 960,460	USD 1,132,865	BNP Paribas	10/19/18	(16,194)
USD 8,963,000	ILS 32,393,410	BNP Paribas	01/11/19	(14,005)
PLN 57,395,161	USD 15,747,106	Citibank N.A.	10/05/18	(178,351)
RON 248,255	USD 62,900	Citibank N.A.	10/05/18	(972)
RON 34,718,958	USD 8,478,792	Citibank N.A.	10/05/18	181,994
CZK 13,098,503	USD 592,000	Citibank N.A.	10/05/18	(1,701)
BRL 44,287,566	USD 11,126,691	Citibank N.A.	10/05/18	(163,059)
USD 465,490	TRY 2,441,206	Citibank N.A.	10/05/18	61,785
USD 23,207,301	BRL 86,881,171	Citibank N.A.	10/05/18	1,699,388
USD 62,781	RON 248,256	Citibank N.A.	01/11/19	957
USD 6,573,000	CZK 145,115,802	Citibank N.A.	01/11/19	(11,666)
USD 15,788,709	PLN 57,395,161	Citibank N.A.	01/11/19	177,106
PHP 28,201,524	USD 519,308	Goldman Sachs International	10/05/18	2,527
BRL 2,056,971	USD 507,769	Goldman Sachs International	10/05/18	1,446
CLP 10,631,968,348	USD 15,984,460	Goldman Sachs International	10/05/18	178,949
See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of September 30, 2018 (Unaudited) (continued)

Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
RUB 38,532,828	USD 584,163	Goldman Sachs International	10/05/18	3,833
TRY 2,441,206	USD 390,956	Goldman Sachs International	10/05/18	12,749
USD 6,692,931	CZK 145,131,853	Goldman Sachs International	10/05/18	152,395
HUF 83,233,021	USD 303,965	Goldman Sachs International	10/05/18	(4,993)
HUF 1,650,389,911	USD 5,956,000	Goldman Sachs International	10/05/18	(27,826)
USD 511,537	ZAR 7,288,516	Goldman Sachs International	10/05/18	(3,660)
BRL 18,501,421	USD 4,467,000	Goldman Sachs International	10/05/18	113,129
PEN 13,757,255	USD 4,145,000	Goldman Sachs International	10/05/18	18,251
USD 592,000	BRL 2,467,574	Goldman Sachs International	10/05/18	(18,862)
PEN 15,369,427	USD 4,656,697	Goldman Sachs International	10/05/18	(5,566)
BRL 18,599,248	USD 4,467,000	Goldman Sachs International	10/05/18	137,346
USD 12,645,968	COP 36,708,462,593	Goldman Sachs International	10/05/18	255,834
COP 3,165,147,186	USD 1,066,133	Goldman Sachs International	10/05/18	2,192
BRL 44,287,566	USD 11,122,778	Goldman Sachs International	10/05/18	(159,147)
USD 3,337,335	IDR 48,548,219,406	Goldman Sachs International	10/05/18	80,915
IDR 92,611,831,761	USD 6,315,591	Goldman Sachs International	10/05/18	(103,560)
USD 12,692,633	MXN 237,799,848	Goldman Sachs International	10/05/18	(7,703)
CZK 145,131,853	USD 6,737,791	Goldman Sachs International	01/11/19	(152,396)
USD 15,990,711	CLP 10,631,968,348	Goldman Sachs International	01/11/19	(185,829)
ZAR 7,288,516	USD 505,018	Goldman Sachs International	01/11/19	3,436
USD 306,262	HUF 83,233,021	Goldman Sachs International	01/11/19	4,766
USD 513,970	PHP 28,201,524	Goldman Sachs International	01/11/19	(3,360)
USD 503,382	BRL 2,056,971	Goldman Sachs International	01/11/19	(1,601)
USD 578,430	RUB 38,532,829	Goldman Sachs International	01/11/19	(3,365)
󰏞USD 366,911	TRY 2,441,206	Goldman Sachs International	01/11/19	(11,821)
USD 109,090	MXN 2,057,068	HSBC Bank USA N.A.	10/05/18	(773)
CLP 253,404,000	USD 376,062	HSBC Bank USA N.A.	10/05/18	9,179
USD 2,947,000	PEN 9,749,457	HSBC Bank USA N.A.	10/05/18	(3,403)
MXN 239,856,916	USD 12,478,631	HSBC Bank USA N.A.	10/05/18	331,568
USD 523,248	PHP 28,201,524	HSBC Bank USA N.A.	10/05/18	1,413
USD 3,337,106	IDR 48,548,219,406	HSBC Bank USA N.A.	10/05/18	80,686
USD 3,337,794	IDR 48,548,219,406	HSBC Bank USA N.A.	10/05/18	81,374
USD 3,337,794	IDR 48,548,219,406	HSBC Bank USA N.A.	10/05/18	81,374
MXN 2,057,068	USD 107,439	HSBC Bank USA N.A.	01/11/19	755
PEN 1,594,688	USD 483,063	JPMorgan Chase Bank N.A.	10/05/18	(475)
RUB 824,046,774	USD 12,642,865	JPMorgan Chase Bank N.A.	10/05/18	(68,230)
RUB 824,046,774	USD 12,639,440	JPMorgan Chase Bank N.A.	10/05/18	(64,806)
USD 481,154	PEN 1,594,688	JPMorgan Chase Bank N.A.	01/11/19	340
COP 32,251,199,563	USD 10,631,679	Toronto Dominion Securities	10/05/18	254,003
				$4,630,550

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of September 30, 2018 (Unaudited) (continued)

At September 30, 2018, the following futures contracts were outstanding for Voya Intermediate Bond Fund:
Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts:
U.S. Treasury 10-Year Note	2,735	12/19/18	$324,866,719	$(4,437,056)
U.S. Treasury 2-Year Note	210	12/31/18	44,254,219	(131,642)
U.S. Treasury Long Bond	598	12/19/18	84,019,000	(2,536,733)
U.S. Treasury Ultra Long Bond	941	12/19/18	145,178,656	(5,673,012)
			$598,318,594	$(12,778,443)
Short Contracts:
U.S. Treasury 5-Year Note	(1,697)	12/31/18	(190,872,727)	1,655,661
U.S. Treasury Ultra 10-Year Note	(3,900)	12/19/18	(491,400,000)	9,011,456
			$(682,272,727)	$10,667,117

At September 30, 2018, the following centrally cleared interest rate swaps were outstanding for Voya Intermediate Bond Fund:
Pay/Receive Floating Rate	Floating Rate Index	Floating Rate Index Payment Frequency	Fixed Rate	Fixed Rate Payment Frequency	Maturity Date	Notional Amount	Fair Value	Unrealized Appreciation/ (Depreciation)
Pay	3-month USD-LIBOR	Quarterly	1.036%	Semi-Annual	10/13/18	USD 42,311,000	$(24,437)	$(24,437)
Pay	3-month USD-LIBOR	Quarterly	1.460	Semi-Annual	10/13/20	USD 151,804,000	(4,593,972)	(4,593,972)
Pay	3-month USD-LIBOR	Quarterly	2.372	Semi-Annual	10/13/30	USD 38,344,000	(3,103,207)	(3,103,207)
Pay	3-month USD-LIBOR	Quarterly	2.510	Semi-Annual	10/13/35	USD 31,365,000	(2,881,022)	(2,881,022)
Pay	3-month USD-LIBOR	Quarterly	2.593	Semi-Annual	10/13/40	USD 24,606,000	(2,395,151)	(2,395,151)
Receive	3-month USD-LIBOR	Quarterly	1.036	Semi-Annual	10/13/18	USD 42,083,000	24,296	24,296
Receive	3-month USD-LIBOR	Quarterly	1.668	Semi-Annual	10/30/19	USD 162,439,000	1,973,855	1,973,855
Receive	3-month USD-LIBOR	Quarterly	1.780	Semi-Annual	10/13/22	USD 45,684,000	2,240,326	2,240,326
Receive	3-month USD-LIBOR	Quarterly	2.619	Semi-Annual	10/13/45	USD 45,865,000	4,804,796	4,804,796
							$(3,954,516)	$(3,954,516)

At September 30, 2018, the following over-the-counter forward premium swaptions were outstanding for Voya Intermediate Bond Fund:
Description	Counterparty	Exercise Rate	Pay/ Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount	Premium receivable/ (payable) at expiration	Unrealized Appreciation/ (Depreciation)
Call on 5-year Interest Rate Swap (Purchased)	Bank of America N.A.	0.000%	Receive	3-month USD-LIBOR	02/20/19	USD 119,800,000	$(6,409,300)	$(85,063)
Call on 5-Year Interest Rate Swap (Purchased)	Barclays Bank PLC	0.000%	Receive	3-month USD-LIBOR	04/25/19	USD 170,202,000	(8,999,431)	(1,172)
Call on 5-Year Interest Rate Swap (Purchased)	Morgan Stanley Capital Services LLC	0.000%	Receive	3-month USD-LIBOR	02/13/19	USD 119,800,000	(6,493,160)	(172,194)
Call on 5-Year Interest Rate Swap (Purchased)	Morgan Stanley Capital Services LLC	0.000%	Receive	3-month USD-LIBOR	03/06/19	USD 119,800,000	(6,418,285)	(91,962)
Call on 5-Year Interest Rate Swap (Purchased)	Morgan Stanley Capital Services LLC	0.000%	Receive	3-month USD-LIBOR	04/25/19	USD 189,198,000	(10,065,334)	(61,881)
							$(38,385,510)	$(412,272)

Currency Abbreviations
BRL  – Brazilian Real
CLP  – Chilean Peso
See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of September 30, 2018 (Unaudited) (continued)

COP  – Colombian Peso
CZK  – Czech Koruna
EUR  – EU Euro
HUF  – Hungarian Forint
IDR  – Indonesian Rupiah
ILS  – Israeli New Shekel
MXN  – Mexican Peso
MYR  – Malaysian Ringgit
PEN  – Peruvian Nuevo Sol
PHP  – Philippine Peso
PLN  – Polish Zloty
RON  – Romanian New Leu
RUB  – Russian Ruble
TRY  – Turkish Lira
USD  – United States Dollar
ZAR  – South African Rand
A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of September 30, 2018 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$6,168,855
Interest rate contracts	Net Assets — Unrealized appreciation*	10,667,117
Interest rate contracts	Net Assets — Unrealized appreciation**	9,043,273
Total Asset Derivatives		$25,879,245
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$1,538,305
Interest rate contracts	Unrealized depreciation on forward premium swaptions	412,272
Interest rate contracts	Net Assets — Unrealized depreciation*	12,778,443
Interest rate contracts	Net Assets — Unrealized depreciation**	12,997,789
Total Liability Derivatives		$27,726,809

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Portfolio of Investments.

**
Includes cumulative appreciation/depreciation of centrally cleared swaps as reported in the table following the Portfolio of Investments. Only current days variation margin receivable/payable is included on the Statement of Assets and Liabilities.

The effect of derivative instruments on the Fund’s Statement of Operations for the period ended September 30, 2018 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts	Futures	Swaps	Total
Credit contracts	$—	$—	$4,308,709	$4,308,709
Equity contracts	—	(1,965,308)	—	(1,965,308)
Foreign exchange contracts	8,576,462	—	—	8,576,462
Interest rate contracts	—	1,803,006	(241,785)	1,561,221
Total	$8,576,462	$(162,302)	$4,066,924	$12,481,084

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of September 30, 2018 (Unaudited) (continued)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Forward foreign currency contracts	Futures	Swaps	Total
Credit contracts	$—	$—	$—	$(468,737)	$(468,737)
Foreign exchange contracts	—	5,658,474	—	—	5,658,474
Interest rate contracts	(813,583)	—	(3,092,631)	(81,729)	(3,987,943)
Total	$(813,583)	$5,658,474	$(3,092,631)	$(550,466)	$1,201,794

*
Amounts recognized for purchased options are included in net realized gain (loss) on investments.

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at September 30, 2018:
	Barclays Bank PLC	Bank of America N.A.	Barclays Bank PLC	BNP Paribas	Citibank N.A.	Goldman Sachs International	HSBC Bank USA N.A.	JPMorgan Chase Bank N.A.	Morgan Stanley Capital Services LLC	Toronto Dominion Securities	Totals
Assets:
Forward foreign currency contracts	$1,753,145	$—	$—	$486,020	$2,121,230	$967,768	$586,349	$340	$—	$254,003	6,168,855
Total Assets	$1,753,145	$—	$—	$486,020	$2,121,230	$967,768	$586,349	$340	$—	$254,003	$6,168,855
Liabilities:
Forward foreign currency contracts	$104,144	$—	$—	$251,036	$355,749	$689,689	$4,176	$133,511	$—	$—	$1,538,305
Forward premium swaptions	—	85,063	1,172	—	—	—	—	—	326,037	—	412,272
Total Liabilities	$104,144	$85,063	$1,172	$251,036	$355,749	$689,689	$4,176	$133,511	$326,037	$—	$1,950,577
Net OTC derivative instruments by counterparty, at fair value	$1,649,001	$(85,063)	$(1,172)	$234,984	$1,765,481	$278,079	$582,173	$(133,171)	$(326,037)	$254,003	$4,218,278
Total collateral pledged by the Fund/(Received from counterparty)	$(1,649,001)	$—	$—	$(110,000)	$(1,765,481)	$(278,079)	$(490,000)	$133,171	$—	$—	$(4,159,390)
Net Exposure(1)(2)(3)	$—	$(85,063)	$(1,172)	$124,984	$—	$—	$92,173	$—	$(326,037)	$254,003	$58,888

(1)
Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Fund. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

(2)
At September 30, 2018, the Fund had received $1,936,000, $620,000 and $820,000 in cash collateral from Citibank N.A., Goldman Sachs International and Morgan Stanley Capital Services LLC, respectively. Excess cash collateral is not shown for financial reporting purposes.

At September 30, 2018, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at period end were:
Cost for federal income tax purposes was $7,021,729,185.
Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$52,569,988
Gross Unrealized Depreciation	(140,165,498)
Net Unrealized Depreciation	$(87,595,510)

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Short Term Bond Fund	as of September 30, 2018 (Unaudited)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 63.8%
	Basic Materials: 1.8%
400,000 (1)	Anglo American Capital PLC, 4.125%, 04/15/2021	$402,770	0.3
300,000 (1)	OCI NV, 6.625%, 04/15/2023	311,625	0.3
300,000 (1)	WR Grace & Co-Conn, 5.125%, 10/01/2021	308,850	0.3
981,000	Other Securities	980,223	0.9
		2,003,468	1.8
	Communications: 4.7%
601,000	AT&T, Inc., 2.300%-5.200%, 03/11/2019-02/17/2021	603,894	0.5
300,000 (1)	CommScope, Inc., 5.000%, 06/15/2021	302,580	0.3
400,000 (1)	Sky PLC, 2.625%, 09/16/2019	398,163	0.4
240,000 (1)	Sky PLC, 3.125%, 11/26/2022	235,298	0.2
3,768,000	Other Securities	3,749,523	3.3
		5,289,458	4.7
	Consumer, Cyclical: 4.5%
214,000 (1)	BMW US Capital LLC, 1.450%, 09/13/2019	211,425	0.2
150,000 (1)	BMW US Capital LLC, 3.400%, 08/13/2021	149,990	0.1
200,000 (1)	Daimler Finance North America LLC, 2.300%, 01/06/2020	198,122	0.2
550,000	Ford Motor Credit Co. LLC, 3.157%, 08/04/2020	544,886	0.5
550,000	General Motors Financial Co., Inc., 3.950%, 04/13/2024	536,169	0.5
190,000 (1)	Nissan Motor Acceptance Corp., 2.150%, 09/28/2020	185,295	0.2
70,000 (1)	Nissan Motor Acceptance Corp., 3.650%, 09/21/2021	70,203	0.0
634,000	Toyota Motor Credit Corp., 1.550%-2.950%, 01/09/2019-04/13/2021	628,414	0.5
2,592,632	Other Securities	2,630,387	2.3
		5,154,891	4.5
	Consumer, Non-cyclical: 8.7%
590,000	Anheuser-Busch InBev Finance, Inc., 2.650%, 02/01/2021	581,865	0.5
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Non-cyclical (continued)
135,000	Anheuser-Busch InBev Worldwide, Inc., 3.500%, 01/12/2024	$133,721	0.1
583,000	AstraZeneca PLC, 1.750%-2.375%, 11/16/2018-11/16/2020	578,799	0.5
100,000 (1)	BAT Capital Corp., 2.297%, 08/14/2020	98,038	0.1
380,000 (1)	BAT International Finance PLC, 2.750%, 06/15/2020	376,178	0.3
580,000	CVS Health Corp., 3.350%, 03/09/2021	579,233	0.5
240,000 (1)	Danone SA, 1.691%, 10/30/2019	236,523	0.2
285,000 (1)	Halfmoon Parent, Inc., 3.200%, 09/17/2020	284,053	0.2
210,000 (1)	Imperial Brands Finance PLC, 2.950%, 07/21/2020	208,024	0.2
432,000	Medtronic Global Holdings SCA, 1.700%, 03/28/2019	430,033	0.4
200,000 (1)	Seven & i Holdings Co. Ltd., 3.350%, 09/17/2021	200,124	0.2
6,241,000	Other Securities	6,193,138	5.5
		9,899,729	8.7
	Energy: 5.4%
713,000	BP Capital Markets PLC, 2.315%-4.742%, 01/15/2020-11/28/2023	712,826	0.6
250,000 (1)	NGPL PipeCo LLC, 4.375%, 08/15/2022	253,125	0.2
170,000 (1)	Schlumberger Finance Canada Ltd, 2.200%, 11/20/2020	166,030	0.2
130,000 (1)	Schlumberger Norge AS, 4.200%, 01/15/2021	131,997	0.1
979,000	Shell International Finance BV, 1.375%-2.125%, 11/10/2018-09/12/2021	958,037	0.8
3,900,000 (2)	Other Securities	3,921,865	3.5
		6,143,880	5.4
	Financial: 25.3%
210,000 (1)	ABN AMRO Bank NV, 2.450%, 06/04/2020	207,499	0.2

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Short Term Bond Fund	as of September 30, 2018 (Unaudited) (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financial (continued)
200,000 (1)	ABN AMRO Bank NV, 3.400%, 08/27/2021	$199,308	0.2
145,000	American Express Co., 3.700%, 08/03/2023	144,382	0.1
195,000	American Express Credit Corp., 1.875%, 05/03/2019	194,105	0.2
200,000 (1)	ANZ New Zealand Int’l Ltd./London, 2.200%, 07/17/2020	196,029	0.2
285,000 (1)	Athene Global Funding, 2.750%, 04/20/2020	281,490	0.2
550,000	Bank of America Corp., 2.151%, 11/09/2020	538,383	0.5
573,000 (3)	Bank of America Corp., 2.600%-3.004%, 01/15/2019-12/20/2023	561,745	0.5
200,000 (1)	Banque Federative du Credit Mutuel SA, 2.200%, 07/20/2020	196,081	0.2
400,000 (1)	BPCE SA, 2.750%, 01/11/2023	382,603	0.3
250,000	Citibank NA, 2.000%, 03/20/2019	249,346	0.2
433,000	Citigroup, Inc., 2.050%, 12/07/2018	432,626	0.4
344,000	Citigroup, Inc., 2.700%, 03/30/2021	338,236	0.3
207,000 (1)	Commonwealth Bank of Australia, 2.250%, 03/10/2020	204,394	0.2
410,000	Cooperatieve Rabobank UA/NY, 2.250%, 01/14/2019	409,666	0.3
180,000	Cooperatieve Rabobank UA, 4.500%, 01/11/2021	184,442	0.2
200,000	Credit Suisse AG, 5.300%, 08/13/2019	204,037	0.2
360,000	Credit Suisse Group Funding Guernsey Ltd., 3.125%, 12/10/2020	357,263	0.3
200,000 (1)	Danske Bank A/S, 2.800%, 03/10/2021	195,214	0.2
150,000	Discover Bank, 2.600%, 11/13/2018	149,994	0.1
300,000 (1)	Federation des Caisses Desjardins du Quebec, 2.250%, 10/30/2020	293,502	0.3
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financial (continued)
127,000	Goldman Sachs Group, Inc./The, 2.300%, 12/13/2019	$125,919	0.1
600,000	Goldman Sachs Group, Inc./The, 2.600%, 12/27/2020	590,658	0.5
425,000	Goldman Sachs Group, Inc., 2.550%, 10/23/2019	423,201	0.4
470,000	HSBC Holdings PLC, 3.400%, 03/08/2021	469,006	0.4
200,000	HSBC USA, Inc., 5.000%, 09/27/2020	205,820	0.2
260,000 (1)	ING Bank NV, 1.650%, 08/15/2019	257,185	0.2
893,000	JPMorgan Chase & Co., 2.550%, 03/01/2021	877,222	0.8
100,000	JPMorgan Chase & Co., 3.200%, 01/25/2023	98,602	0.1
250,000 (3)	JPMorgan Chase Bank NA, 2.604%, 02/01/2021	248,004	0.2
175,000 (1)	Lloyds Bank PLC, 6.500%, 09/14/2020	183,451	0.2
427,000 (1)	Mizuho Financial Group, Inc., 2.632%, 04/12/2021	416,666	0.4
921,000	Morgan Stanley, 2.200%-5.625%, 12/07/2018-07/28/2021	931,898	0.8
612,000	National Rural Utilities Cooperative Finance Corp., 1.500%-2.350%, 11/01/2019-06/15/2020	603,217	0.5
200,000 (1)	Nationwide Building Society, 2.350%, 01/21/2020	198,051	0.2
280,000 (1)	Nordea Bank AB, 4.875%, 01/27/2020	286,162	0.2
200,000 (1)	Nordea Bank AB, 4.875%, 05/13/2021	204,618	0.2
140,000 (1)	Nuveen Finance LLC, 2.950%, 11/01/2019	139,842	0.1
680,000	PNC Bank NA, 2.400%, 10/18/2019	676,825	0.6
560,000	PNC Bank NA, 2.600%-2.700%, 07/21/2020-11/01/2022	548,770	0.5

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Short Term Bond Fund	as of September 30, 2018 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Financial (continued)
190,000 (1)		Protective Life Global Funding, 2.161%, 09/25/2020	$185,617	0.2
175,000	(1)(4)	Realogy Group LLC / Realogy Co-Issuer Corp., 5.250%, 12/01/2021	176,094	0.1
456,000		Royal Bank of Canada, 2.125%, 03/02/2020	451,302	0.4
465,000		Royal Bank of Scotland Group PLC, 6.400%, 10/21/2019	478,900	0.4
363,000 (1)		Scentre Group Trust 1 / Scentre Group Trust 2, 2.375%, 11/05/2019	359,096	0.3
265,000 (1)		Standard Chartered PLC, 2.100%, 08/19/2019	262,855	0.2
560,000 (1)		Standard Chartered PLC, 2.250%, 04/17/2020	550,299	0.5
186,000		Sumitomo Mitsui Financial Group, Inc., 2.934%, 03/09/2021	183,548	0.1
550,000		Sumitomo Mitsui Banking Corp., 1.966%-2.514%, 01/11/2019-01/17/2020	547,411	0.5
200,000 (1)		Swiss Re Treasury US Corp., 2.875%, 12/06/2022	194,046	0.2
115,000		Toronto-Dominion Bank/ The, 3.150%, 09/17/2020	115,171	0.1
710,000		Toronto-Dominion Bank, 2.250%, 11/05/2019	705,171	0.6
200,000 (1)		UBS AG/London, 2.200%, 06/08/2020	196,480	0.2
250,000		UBS AG/Stamford CT, 2.350%, 03/26/2020	247,051	0.2
200,000 (1)		UBS Group Funding Switzerland AG, 2.650%, 02/01/2022	193,389	0.2
460,000		Wells Fargo Bank NA, 2.150%, 12/06/2019	455,643	0.4
251,000		Wells Fargo & Co., 2.100%-4.125%, 07/26/2021-08/15/2023	246,166	0.2
9,837,000		Other Securities	9,778,196	8.6
			28,731,897	25.3
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Industrial: 3.2%
300,000 (1)	Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc., 4.625%, 05/15/2023	$298,125	0.3
460,000	Caterpillar Financial Services Corp., 2.250%, 12/01/2019	456,870	0.4
110,000	Caterpillar Financial Services Corp., 3.150%, 09/07/2021	109,858	0.1
300,000 (1)	Owens-Brockway Glass Container, Inc., 5.000%, 01/15/2022	303,750	0.3
200,000 (1)	Rolls-Royce PLC, 2.375%, 10/14/2020	195,863	0.2
275,000 (1)	SMBC Aviation Capital Finance DAC, 4.125%, 07/15/2023	275,588	0.2
1,993,000	Other Securities	1,971,377	1.7
		3,611,431	3.2
	Technology: 5.4%
930,000	Apple, Inc., 1.800%-2.000%, 02/07/2020-11/13/2020	915,821	0.8
740,000 (1)	Dell International LLC / EMC Corp., 4.420%, 06/15/2021	751,425	0.6
300,000 (1)	First Data Corp., 5.375%, 08/15/2023	305,325	0.3
170,000	Intel Corp., 1.850%, 05/11/2020	167,318	0.1
637,000	Intel Corp., 2.450%, 07/29/2020	631,690	0.6
462,000	NVIDIA Corp., 2.200%, 09/16/2021	449,243	0.4
300,000 (1)	IQVIA, Inc., 4.875%, 05/15/2023	303,000	0.3
2,606,000	Other Securities	2,573,444	2.3
		6,097,266	5.4
	Utilities: 4.8%
449,000	Black Hills Corp., 2.500%, 01/11/2019	448,516	0.4
330,000	Black Hills Corp., 5.875%, 07/15/2020	342,862	0.3
525,000	Duke Energy Corp., 1.800%, 09/01/2021	502,071	0.4

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Short Term Bond Fund	as of September 30, 2018 (Unaudited) (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Utilities (continued)
120,000	Duke Energy Progress LLC, 3.375%, 09/01/2023	$119,715	0.1
4,124,000	Other Securities	4,071,061	3.6
		5,484,225	4.8
	Total Corporate Bonds/Notes (Cost $73,127,895)	72,416,245	63.8
COLLATERALIZED MORTGAGE OBLIGATIONS: 2.1%
252,321	Fannie Mae Interest Strip Series 404 8, 3.000%, 05/25/2040	240,243	0.2
159,685	Fannie Mae REMIC Trust 2009-49 KB, 5.000%, 07/25/2024	160,381	0.1
134,815	Fannie Mae REMIC Trust 2010-137 XP, 4.500%, 10/25/2040	139,234	0.1
56,368	Fannie Mae REMIC Trust 2010-19 PB, 3.000%, 12/25/2039	55,427	0.1
241,887	Fannie Mae REMIC Trust 2010-54 LC, 3.000%, 04/25/2040	238,612	0.2
443,032	Freddie Mac REMIC Trust 2103 TE, 6.000%, 12/15/2028	480,182	0.4
254,418	Ginnie Mae Series 2012-52 PV, 2.500%, 12/20/2039	249,321	0.2
615,422 (3)	Ginnie Mae Series 2014-53 JM, 7.127%, 04/20/2039	680,275	0.6
171,033 (3)	Wells Fargo Mortgage Backed Securities 2005-AR16 2A1, 3.804%, 02/25/2034	176,297	0.2
	Total Collateralized Mortgage Obligations (Cost $2,487,966)	2,419,972	2.1
U.S. GOVERNMENT AGENCY OBLIGATIONS(5): 0.9%
	Federal Home Loan Mortgage Corporation: 0.6%(5)
595,328	5.500%, 01/01/2037- 02/01/2039	640,000	0.6
	Federal National Mortgage Association: 0.3%(5)
372,459	5.000%, 01/01/2023- 07/01/2034	390,293	0.3
Principal Amount†		Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS(5) (continued)
	Federal National Mortgage Association (continued)
	Total U.S. Government Agency Obligations (Cost $1,037,206)	1,030,293	0.9
FOREIGN GOVERNMENT BONDS: 0.1%
58,000	Other Securities	$56,965	0.1
	Total Foreign Government Bonds (Cost $57,829)	56,965	0.1
ASSET-BACKED SECURITIES: 16.7%
	Automobile Asset-Backed Securities: 6.9%
150,000	Ally Auto Receivables Trust 2017-2 A4, 2.100%, 03/15/2022	147,443	0.1
350,000	Ally Auto Receivables Trust 2017-3 A4, 2.010%, 03/15/2022	343,542	0.3
200,000	Ally Auto Receivables Trust 2018-3 A4, 3.120%, 07/17/2023	199,408	0.2
250,000	CarMax Auto Owner Trust 2017-1 A4, 2.270%, 09/15/2022	245,398	0.2
450,000	CarMax Auto Owner Trust 2017-3 A4, 2.220%, 11/15/2022	439,693	0.4
450,000	CarMax Auto Owner Trust 2018-1 A4, 2.640%, 06/15/2023	443,118	0.4
600,000 (1)	Chrysler Capital Auto Receivables Trust 2016-BA A4, 1.870%, 02/15/2022	590,816	0.5
250,000	Ford Credit Auto Lease Trust 2018-B A4, 3.300%, 02/15/2022	250,374	0.2
400,000	Ford Credit Auto Owner Trust 2018-A A4, 3.160%, 10/15/2023	400,290	0.4
150,000	GM Financial Automobile Leasing Trust 2018-1 A3, 2.610%, 01/20/2021	149,159	0.1
350,000	GM Financial Automobile Leasing Trust 2018-1 A4, 2.680%, 12/20/2021	347,179	0.3

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Short Term Bond Fund	as of September 30, 2018 (Unaudited) (continued)

Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Automobile Asset-Backed Securities (continued)
500,000	GM Financial Automobile Leasing Trust 2018-1 B, 2.870%, 12/20/2021	495,865	0.5
150,000	GM Financial Automobile Leasing Trust 2018-3 A4, 3.300%, 07/20/2022	149,981	0.1
350,000	GM Financial Consumer Automobile Receivables Trust 2018-3 A4, 3.160%, 01/16/2024	349,148	0.3
540,000	Nissan Auto Receivables 2016-B A4, 1.540%, 10/17/2022	$528,166	0.4
200,000	Nissan Auto Receivables 2017-B A4, 1.950%, 10/16/2023	194,826	0.2
200,000 (1)	OSCAR US Funding Trust VI LLC 2017-1A A3, 2.820%, 06/10/2021	199,438	0.2
500,000 (1)	OSCAR US Funding Trust VII LLC 2017-2A A3, 2.450%, 12/10/2021	493,613	0.4
200,000 (1)	Santander Retail Auto Lease Trust 2017-A A3, 2.220%, 01/20/2021	198,061	0.2
150,000 (1)	Santander Retail Auto Lease Trust 2017-A A4, 2.370%, 01/20/2022	148,070	0.1
450,000	Toyota Auto Receivables 2017-B Owner Trust A4, 2.050%, 09/15/2022	442,257	0.4
250,000	Toyota Auto Receivables 2017-C A4 Owner Trust, 1.980%, 12/15/2022	244,447	0.2
100,000	Toyota Auto Receivables 2018-C A4 Owner Trust, 3.130%, 02/15/2024	99,831	0.1
800,000	Other Securities	790,879	0.7
		7,891,002	6.9
	Credit Card Asset-Backed Securities: 2.4%
450,000	American Express Credit Account Master Trust 2017-1 B, 2.100%, 09/15/2022	444,325	0.4
300,000	American Express Credit Account Master Trust 2018-4 A, 2.990%, 12/15/2023	299,176	0.3
Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Credit Card Asset-Backed Securities (continued)
100,000	Discover Card Execution Note Trust 018-A4 A4, 3.110%, 01/16/2024	100,003	0.1
450,000	Discover Card Execution Note Trust 2017-A2 A2, 2.390%, 07/15/2024	438,711	0.4
400,000	Discover Card Execution Note Trust 2017-A6 A6, 1.880%, 02/15/2023	391,839	0.3
600,000 (1)	Evergreen Credit Card Trust Series 2018-1 A, 2.950%, 03/15/2023	$596,433	0.5
400,000	Other Securities	399,495	0.4
		2,669,982	2.4
	Home Equity Asset-Backed Securities: 0.0%
4,802	Other Securities	4,818	0.0
	Other Asset-Backed Securities: 6.5%
400,000 (1)	ARES XLVI CLO Ltd. 2017-46A A2, 3.569%, (US0003M + 1.230%), 01/15/2030	400,506	0.4
250,000 (1)	Babson CLO Ltd. 2017-1A A2, 3.683%, (US0003M + 1.350%), 07/18/2029	250,096	0.2
250,000 (1)	Benefit Street Partners CLO VIII Ltd. 2015-8A A1BR, 3.548%, (US0003M + 1.200%), 01/20/2031	247,801	0.2
560,000 (1)	Benefit Street Partners CLO X Ltd. 2016-10A A1, 3.829%, (US0003M + 1.490%), 01/15/2029	560,331	0.5
410,000 (1)	Carlyle Global Market Strategies CLO Ltd. 2017-1A A1A, 3.648%, (US0003M + 1.300%), 04/20/2031	410,812	0.4
250,000 (1)	Cedar Funding VIII Clo Ltd. 2017-8A A1, 3.586%, (US0003M + 1.250%), 10/17/2030	250,257	0.2
250,000 (1)	CIFC Funding 2013-2A A1LR, 3.543%, (US0003M + 1.210%), 10/18/2030	250,270	0.2

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Short Term Bond Fund	as of September 30, 2018 (Unaudited) (continued)

Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities (continued)
250,000 (1)	CIFC Funding 2015-IA ARR Ltd., 3.457%, (US0003M + 1.110%), 01/22/2031	249,632	0.2
250,000 (1)	CIFC Funding 2016-1A A, 3.827%, (US0003M + 1.480%), 10/21/2028	250,503	0.3
250,000 (1)	Deer Creek Clo Ltd. 2017-1A A, 3.528%, (US0003M + 1.180%), 10/20/2030	250,075	0.2
250,000 (1)	Dryden Senior Loan Fund 2017-47A A2, 3.689%, (US0003M + 1.350%), 04/15/2028	250,133	0.2
Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities (continued)
360,000 (1)	Dryden XXVIII Senior Loan Fund 2013-28A A1LR, 3.514%, (US0003M + 1.200%), 08/15/2030	$360,095	0.3
250,000 (1)	Eaton Vance Clo 2015-1A A2R Ltd., 3.598%, (US0003M + 1.250%), 01/20/2030	249,367	0.2
250,000 (1)	Galaxy XIX CLO Ltd. 2015-19A A1R, 3.562%, (US0003M + 1.220%), 07/24/2030	250,141	0.2

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Short Term Bond Fund	as of September 30, 2018 (Unaudited) (continued)

Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities (continued)
330,000 (1)	LCM XXIII Ltd. 23A A1, 3.748%, (US0003M + 1.400%), 10/20/2029	331,275	0.3
250,000 (1)	Magnetite XII Ltd. 2015-12A ARR, 3.242%, (US0003M + 1.100%), 10/15/2031	249,999	0.2
250,000 (1)	Octagon Investment Partners 30 Ltd. 2017-1A A1, 3.668%, (US0003M + 1.320%), 03/17/2030	251,250	0.3
250,000 (1)	Octagon Investment Partners XIV Ltd. 2012-1A A1BR, 3.714%, (US0003M + 1.375%), 07/15/2029	249,626	0.2
250,000 (1)	Octagon Investment Partners XV Ltd. 2013-1A A2R, 3.692%, (US0003M + 1.350%), 07/19/2030	250,517	0.2
260,000 (1)	OHA Loan Funding Ltd. 2015-1A AR, 3.724%, (US0003M + 1.410%), 08/15/2029	261,100	0.2
250,000 (1)	Palmer Square CLO 2013-2A AARR Ltd., 3.649%, (US0003M + 1.200%), 10/17/2031	250,000	0.2
250,000 (1)	Palmer Square CLO 2015-2A A1AR Ltd., 3.618%, (US0003M + 1.270%), 07/20/2030	250,441	0.2
250,000 (1)	Palmer Square CLO 2015-2A A1BR Ltd., 3.698%, (US0003M + 1.350%), 07/20/2030	250,603	0.3
250,000 (1)	THL Credit Wind River 2017-2A A CLO Ltd., 3.578%, (US0003M + 1.230%), 07/20/2030	$250,218	0.2
300,000 (1)	Trafigura Securitisation Finance PLC 2018-1A A2, 3.730%, 03/15/2022	299,985	0.3
100,000 (1)	Volvo Financial Equipment LLC Series 2017-1A A4, 2.210%, 11/15/2021	98,385	0.1
150,000	Other Securities	145,744	0.1
		7,369,162	6.5
Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		Student Loan Asset-Backed Securities: 0.9%
250,000 (1)		DRB Prime Student Loan Trust 2017-A A2B, 2.850%, 05/27/2042	243,173	0.2
450,000 (1)		Laurel Road Prime Student Loan Trust 2018-B A2FX, 3.540%, 05/26/2043	449,055	0.4
300,000 (1)		Navient Private Education Loan Trust 2014-AA A3, 3.758%, (US0001M + 1.600%), 10/15/2031	309,607	0.3
			1,001,835	0.9
		Total Asset-Backed Securities (Cost $19,065,863)	18,936,799	16.7
COMMERCIAL MORTGAGE-BACKED SECURITIES: 9.0%
147,183 (1)		Americold LLC 2010 Trust ARTA A2FL, 3.634%, (US0001M + 1.500%), 01/14/2029	147,213	0.1
410,000	(1)(3)	Bear Stearns Commercial Mortgage Securities Trust 2006-TOP22 D, 5.911%, 04/12/2038	419,817	0.4
540,000 (1)		BXMT 2017-FL1 A Ltd., 3.028%, (US0001M + 0.870%), 06/15/2035	540,846	0.5
422,795		Citigroup/Deutsche Bank Commercial Mortgage Trust 2006-CD3 AM, 5.648%, 10/15/2048	435,642	0.4
1,480		COMM 2013-LC13 A2, 3.009%, 08/10/2046	1,479	0.0
430,000		COMM 2013-LC6 B Mortgage Trust, 3.739%, 01/10/2046	422,066	0.4

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Short Term Bond Fund	as of September 30, 2018 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
92,797		COMM 2014-CR14 A2, 3.147%, 02/10/2047	$92,801	0.1
161,382		COMM 2014-CR17 A2, 3.012%, 05/10/2047	161,492	0.1
793,000	(1)(3)	DBUBS 2011-LC1A E, 5.884%, 11/10/2046	818,886	0.7
7,692,444	(3)(6)	Freddie Mac Multifamily Structured Pass Through Certificates K045 x1, 0.577%, 01/25/2025	186,167	0.1
310,000	(1)(3)	FREMF Mortgage Trust 2012-K709 B, 3.872%, 04/25/2045	310,648	0.3
113,228	(1)(3)	GCCFC Commercial Mortgage Trust 2004-GG1 F, 6.603%, 06/10/2036	112,587	0.1
128,149 (3)		Ginnie Mae 2011-53 B, 4.397%, 05/16/2051	129,959	0.1
267,293		Ginnie Mae 2014-168 DA, 2.400%, 06/16/2046	259,328	0.2
268,256		Ginnie Mae 2015-183 AC, 2.350%, 07/16/2056	257,795	0.2
70,718 (3)		Ginnie Mae 2015-21 AF, 2.074%, 07/16/2048	68,012	0.1
135,504		Ginnie Mae 2015-81 AC, 2.400%, 01/16/2056	130,215	0.1
200,528		Ginnie Mae 2016-110 AB, 2.000%, 05/16/2049	191,795	0.2
87,581		Ginnie Mae 2016-86 AB, 2.500%, 09/16/2056	85,123	0.1
401,066		Ginnie Mae 2017-100 AB, 2.300%, 04/16/2052	388,109	0.3
204,847		Ginnie Mae 2017-51 AB, 2.350%, 04/16/2057	198,671	0.2
87,268		Ginnie Mae 2017-69 AB, 2.350%, 05/16/2053	84,553	0.1
146,819		Ginnie Mae 2017-70 A, 2.500%, 10/16/2057	142,082	0.1
547,379		Ginnie Mae 2017-86 AB, 2.300%, 11/16/2051	527,675	0.5
342,805		Ginnie Mae 2017-89 A, 2.500%, 08/16/2057	332,323	0.3
149,378		Ginnie Mae 2018-41 A, 2.400%, 09/16/2058	143,886	0.1
290,000	(1)(3)	GS Mortgage Securities Trust 2012-GC6 C, 5.840%, 01/10/2045	302,591	0.2
Principal Amount†			Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
22,615	(1)(3)	JP Morgan Chase Commercial Mortgage Securities Trust 2003-CB6 H, 5.379%, 07/12/2037	$22,490	0.0
1,040,000	(1)(3)	JP Morgan Chase Commercial Mortgage Securities Trust 2011-C5 B, 5.586%, 08/15/2046	1,081,408	1.0
340,000 (3)		JP Morgan Chase Commercial Mortgage Securities Trust 2013-C10 B, 3.674%, 12/15/2047	335,854	0.3
154,889		JPMBB Commercial Mortgage Securities Trust 2 2014-C19 A2, 3.046%, 04/15/2047	154,939	0.1
72,356		JPMBB Commercial Mortgage Securities Trust 2013-C15 A2, 2.977%, 11/15/2045	72,284	0.1
230,000		Morgan Stanley Bank of America Merrill Lynch Trust 2014-C14 A3, 3.669%, 02/15/2047	231,448	0.2
600,000	(1)(3)	Morgan Stanley Capital I Trust 2011-C1 D, 5.599%, 09/15/2047	615,953	0.5
290,000 (1)		Morgan Stanley Capital I Trust 2011-C1 J, 4.193%, 09/15/2047	289,966	0.3
569,827		Other Securities	570,195	0.5
		Total Commercial Mortgage-Backed Securities (Cost $10,470,678)	10,266,298	9.0
U.S. TREASURY OBLIGATIONS: 7.0%
		U.S. Treasury Notes: 7.0%
4,827,000		1.500%, 10/31/2019	4,767,040	4.2
4,000		2.750%, 08/15/2021	3,986	0.0
2,644,000		2.750%, 09/15/2021	2,634,291	2.3
564,000		2.750%, 08/31/2023	559,164	0.5
		Total U.S. Treasury Obligations (Cost $7,979,188)	7,964,481	7.0
		Total Long-Term Investments (Cost $114,226,625)	113,091,053	99.6

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Short Term Bond Fund	as of September 30, 2018 (Unaudited) (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 0.3%
	Securities Lending Collateral(7): 0.3%
312,952	Bank of Montreal, Repurchase Agreement dated 09/28/18, 2.22%, due 10/01/18 (Repurchase Amount $313,009, collateralized by various U.S. Government Securities, 0.000%-4.250%, Market Value plus accrued interest $319,211, due 12/06/18-09/09/49) (Cost $312,952)	$312,952	0.3
Shares		Value	Percentage of Net Assets
	Mutual Funds: 0.0%
7,000 (8)	Goldman Sachs Financial Square Government Fund - Institutional Shares, 1.980% (Cost $7,000)	7,000	0.0
	Total Short-Term Investments (Cost $319,952)	319,952	0.3
	Total Investments in Securities (Cost $114,546,577)	$113,411,005	99.9
	Assets in Excess of Other Liabilities	131,654	0.1
	Net Assets	$113,542,659	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of September 30, 2018.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

(1)
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

(2)
The grouping contains securities on loan.

(3)
Variable rate security. Rate shown is the rate in effect as of September 30, 2018.

(4)
Security, or a portion of the security, is on loan.

(5)
The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

(6)
Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.

(7)
Represents securities purchased with cash collateral received for securities on loan.

(8)
Rate shown is the 7-day yield as of September 30, 2018.

Reference Rate Abbreviations:
US0001M 1-month LIBOR
US0003M 3-month LIBOR

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of September 30, 2018 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at September 30, 2018
Asset Table
Investments, at fair value
Corporate Bonds/Notes	$—	$72,416,245	$—	$72,416,245
Collateralized Mortgage Obligations	—	2,419,972	—	2,419,972
U.S. Treasury Obligations	—	7,964,481	—	7,964,481
U.S. Government Agency Obligations	—	1,030,293	—	1,030,293
Asset-Backed Securities	—	18,936,799	—	18,936,799
Commercial Mortgage-Backed Securities	—	10,266,298	—	10,266,298
Foreign Government Bonds	—	56,965	—	56,965
Short-Term Investments	7,000	312,952	—	319,952
Total Investments, at fair value	$7,000	$113,404,005	$—	$113,411,005

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Short Term Bond Fund	as of September 30, 2018 (Unaudited) (continued)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at September 30, 2018
Other Financial Instruments+
Futures	108,870	—	—	108,870
Total Assets	$115,870	$113,404,005	$—	$113,519,875
Liabilities Table
Other Financial Instruments+
Forward Premium Swaptions	$—	$(4,164)	$—	$(4,164)
Futures	(78,358)	—	—	(78,358)
Total Liabilities	$(78,358)	$(4,164)	$—	$(82,522)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

At September 30, 2018, the following futures contracts were outstanding for Voya Short Term Bond Fund:
Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts:
U.S. Treasury 2-Year Note	125	12/31/18	$26,341,797	$(78,358)
			$26,341,797	$(78,358)
Short Contracts:
U.S. Treasury 10-Year Note	(7)	12/19/18	(831,469)	11,307
U.S. Treasury 5-Year Note	(100)	12/31/18	(11,247,656)	97,563
			$(12,079,125)	$108,870

At September 30, 2018, the following over-the-counter forward premium swaptions were outstanding for Voya Short Term Bond Fund:
Description	Counterparty	Exercise Rate	Pay/ Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount	Premium receivable/ (payable) at expiration	Unrealized Appreciation/ (Depreciation)
Call on 5-year Interest Rate Swap (Purchased)	Bank of America N.A.	0.000%	Receive	3-month USD-LIBOR	02/20/19	USD 1,210,000	$(64,735)	$(859)
Call on 5-Year Interest Rate Swap (Purchased)	Barclays Bank PLC	0.000%	Receive	3-month USD-LIBOR	04/25/19	USD 1,719,000	(90,892)	(12)
Call on 5-Year Interest Rate Swap (Purchased)	Morgan Stanley Capital Services LLC	0.000%	Receive	3-month USD-LIBOR	02/13/19	USD 1,210,000	(65,582)	(1,739)
Call on 5-Year Interest Rate Swap (Purchased)	Morgan Stanley Capital Services LLC	0.000%	Receive	3-month USD-LIBOR	03/06/19	USD 1,210,000	(64,826)	(929)
Call on 5-Year Interest Rate Swap (Purchased)	Morgan Stanley Capital Services LLC	0.000%	Receive	3-month USD-LIBOR	04/25/19	USD 1,911,000	(101,665)	(625)
							$(387,700)	$(4,164)

Currency Abbreviations
USD – United States Dollar
See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Short Term Bond Fund	as of September 30, 2018 (Unaudited) (continued)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of September 30, 2018 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Interest rate contracts	Net Assets — Unrealized appreciation*	$108,870
Total Asset Derivatives		$108,870
Liability Derivatives
Interest rate contracts	Net Assets — Unrealized depreciation*	$78,358
Interest rate contracts	Unrealized depreciation on forward premium swaptions	4,164
Total Liability Derivatives		$82,522

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Portfolio of Investments.

The effect of derivative instruments on the Fund’s Statement of Operations for the period ended September 30, 2018 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(15,337)
Interest rate contracts	(88,153)
Total	$(103,490)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Futures	Total
Interest rate contracts	$(8,217)	$61,624	$53,407
Total	$(8,217)	$61,624	$53,407

*
Amounts recognized for purchased options are included in net change in unrealized appreciation or depreciation on investments.

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at September 30, 2018:
	Bank of America N.A.	Barclays Bank PLC	Morgan Stanley Capital Services LLC	Totals
Liabilities:
Forward premium swaptions	$859	$12	$3,293	$4,164
Total Liabilities	$859	$12	$3,293	$4,164
Net OTC derivative instruments by counterparty, at fair value	$(859)	$(12)	$(3,293)	$(4,164)
Total collateral pledged by the Fund/(Received from counterparty)	$—	$—	$—	$—
Net Exposure(1)	$(859)	$(12)	$(3,293)	$(4,164)

(1)
Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Fund. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

At September 30, 2018, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at period end were:
Cost for federal income tax purposes was $114,604,351.
Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$149,678
Gross Unrealized Depreciation	(1,263,232)
Net Unrealized Depreciation	$(1,113,554)

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of September 30, 2018 (Unaudited)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 10.2%
		Basic Materials: 1.0%
200,000 (1)		Alpha 3 BV / Alpha US Bidco, Inc., 6.250%, 02/01/2025	$200,060	0.0
250,000 (1)		Aruba Investments, Inc., 8.750%, 02/15/2023	261,250	0.1
250,000 (1)		Cascades, Inc., 5.500%, 07/15/2022	253,125	0.0
250,000 (1)		Constellium NV, 6.625%, 03/01/2025	253,750	0.0
250,000 (1)		Cornerstone Chemical Co., 6.750%, 08/15/2024	250,680	0.0
200,000 (1)		First Quantum Minerals Ltd., 6.500%, 03/01/2024	183,750	0.0
450,000 (1)		Klabin Finance SA, 4.875%, 09/19/2027	398,812	0.1
250,000 (1)		Kraton Polymers LLC / Kraton Polymers Capital Corp., 7.000%, 04/15/2025	258,125	0.1
200,000 (1)		OCI NV, 6.625%, 04/15/2023	207,750	0.0
250,000 (1)		Rayonier AM Products, Inc., 5.500%, 06/01/2024	241,958	0.0
250,000 (1)		Schweitzer-Mauduit International, Inc., 6.875%, 10/01/2026	255,625	0.1
85,000 (1)		Tronox Finance PLC, 5.750%, 10/01/2025	79,050	0.0
300,000	(1)(2)	Tronox, Inc., 6.500%, 04/15/2026	289,875	0.1
3,700,000		Other Securities	3,693,391	0.5
			6,827,201	1.0
		Communications: 1.1%
200,000	(1)(2)	Altice Finco SA, 8.125%, 01/15/2024	203,750	0.1
200,000 (1)		Altice France SA / France, 6.250%, 05/15/2024	198,400	0.0
200,000 (1)		Altice Luxembourg SA, 7.750%, 05/15/2022	195,400	0.0
200,000 (1)		Altice US Finance I Corp., 5.500%, 05/15/2026	199,900	0.0
250,000 (1)		Block Communications, Inc., 6.875%, 02/15/2025	257,500	0.1
130,000 (1)		CCO Holdings LLC / CCO Holdings Capital Corp., 5.125%, 05/01/2027	123,579	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Communications (continued)
335,000 (1)	CCO Holdings LLC / CCO Holdings Capital Corp., 5.000%, 02/01/2028	$315,704	0.1
150,000 (1)	CCO Holdings LLC / CCO Holdings Capital Corp., 5.750%, 02/15/2026	150,938	0.0
250,000 (1)	CommScope Technologies LLC, 5.000%, 03/15/2027	241,250	0.0
200,000 (1)	Gray Television, Inc., 5.125%, 10/15/2024	193,750	0.0
150,000 (1)	Intelsat Connect Finance SA, 9.500%, 02/15/2023	149,812	0.0
250,000 (1)	Intelsat Jackson Holdings SA, 8.500%, 10/15/2024	252,500	0.1
250,000 (1)	Netflix, Inc., 5.875%, 11/15/2028	251,080	0.0
200,000 (1)	Nexstar Broadcasting, Inc., 5.625%, 08/01/2024	196,250	0.0
150,000 (1)	Plantronics, Inc., 5.500%, 05/31/2023	149,625	0.0
250,000 (1)	Salem Media Group, Inc., 6.750%, 06/01/2024	223,750	0.0
250,000 (1)	Sinclair Television Group, Inc., 5.125%, 02/15/2027	231,250	0.0
250,000 (1)	Sirius XM Radio, Inc., 6.000%, 07/15/2024	260,050	0.1
250,000 (1)	Telesat Canada/Telesat LLC, 8.875%, 11/15/2024	268,125	0.1
250,000 (1)	Zayo Group LLC / Zayo Capital, Inc., 5.750%, 01/15/2027	251,125	0.0
3,753,000 (3)	Other Securities	3,683,859	0.5
		7,997,597	1.1
	Consumer, Cyclical: 1.2%
250,000 (1)	1011778 BC ULC / New Red Finance, Inc., 5.000%, 10/15/2025	240,003	0.0
160,000 (1)	Ashton Woods USA LLC / Ashton Woods Finance Co., 6.750%, 08/01/2025	150,000	0.0
280,000 (1)	Caesars Resort Collection LLC / CRC Finco, Inc., 5.250%, 10/15/2025	267,400	0.1
250,000 (1)	CCM Merger, Inc., 6.000%, 03/15/2022	257,240	0.1

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of September 30, 2018 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Consumer, Cyclical (continued)
250,000 (1)		Cooper-Standard Automotive, Inc., 5.625%, 11/15/2026	$246,562	0.0
250,000 (1)		Dana Financing Luxembourg Sarl, 5.750%, 04/15/2025	246,175	0.0
250,000 (1)		EMI Music Publishing Group North America Holdings, Inc., 7.625%, 06/15/2024	269,687	0.1
250,000 (1)		Golden Nugget, Inc., 6.750%, 10/15/2024	254,220	0.0
200,000 (1)		International Game Technology PLC, 6.500%, 02/15/2025	208,500	0.0
250,000 (1)		JB Poindexter & Co., Inc., 7.125%, 04/15/2026	260,625	0.1
250,000 (1)		KFC Holding Co / Pizza Hut Holdings LLC / Taco Bell of America LLC, 5.250%, 06/01/2026	250,187	0.0
150,000 (1)		Michaels Stores, Inc., 5.875%, 12/15/2020	150,900	0.0
250,000 (1)		Navistar International Corp., 6.625%, 11/01/2025	261,250	0.1
200,000	(1)(2)	Neiman Marcus Group Ltd., Inc., 8.000%, 10/15/2021	132,375	0.0
250,000 (1)		Penn National Gaming, Inc., 5.625%, 01/15/2027	241,800	0.0
250,000 (1)		PetSmart, Inc., 7.125%, 03/15/2023	180,937	0.0
100,000 (1)		Scientific Games International, Inc., 5.000%, 10/15/2025	95,250	0.0
200,000 (1)		Silversea Cruise Finance Ltd., 7.250%, 02/01/2025	218,570	0.0
55,000 (1)		Six Flags Entertainment Corp., 4.875%, 07/31/2024	54,010	0.0
210,000 (1)		Six Flags Entertainment Corp., 5.500%, 04/15/2027	208,425	0.1
275,000 (1)		Station Casinos LLC, 5.000%, 10/01/2025	264,083	0.1
250,000 (1)		Viking Cruises Ltd., 5.875%, 09/15/2027	244,575	0.0
250,000 (1)		WMG Acquisition Corp., 5.000%, 08/01/2023	250,625	0.0
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Consumer, Cyclical (continued)
150,000 (1)		Wolverine World Wide, Inc., 5.000%, 09/01/2026	$147,563	0.0
3,150,000 (3)		Other Securities	3,097,637	0.5
			8,198,599	1.2
		Consumer, Non-cyclical: 1.3%
250,000	(1)(2)	Aptim Corp., 7.750%, 06/15/2025	216,215	0.0
125,000 (1)		Cardtronics, Inc. / Cardtronics USA, Inc., 5.500%, 05/01/2025	120,000	0.0
250,000 (1)		Cott Holdings, Inc., 5.500%, 04/01/2025	244,687	0.0
150,000	(1)(4)	Eagle Holding CO II LLC, 7.625% (PIK Rate 8.375%, Cash Rate 7.625%), 05/15/2022	152,250	0.0
250,000	(1)(2)	Endo Dac / Endo Finance LLC / Endo Finco, Inc., 5.875%, 10/15/2024	253,125	0.0
250,000 (1)		Graham Holdings Co., 5.750%, 06/01/2026	256,562	0.0
225,000	(1)(5)	Grupo Bimbo SAB de CV, 5.950%, 12/31/2199	226,687	0.0
250,000 (1)		Hill-Rom Holdings, Inc., 5.750%, 09/01/2023	257,500	0.1
150,000 (1)		Jaguar Holding Co. II / Pharmaceutical Product Development LLC, 6.375%, 08/01/2023	151,500	0.0
90,000 (1)		JBS USA LUX SA / JBS USA Finance, Inc., 5.875%, 07/15/2024	88,988	0.0
265,000 (1)		JBS USA LUX SA / JBS USA Finance, Inc., 6.750%, 02/15/2028	263,675	0.1
125,000 (1)		MPH Acquisition Holdings LLC, 7.125%, 06/01/2024	130,250	0.0
250,000 (1)		Pilgrim’s Pride Corp., 5.750%, 03/15/2025	241,875	0.1
250,000 (1)		Pilgrim’s Pride Corp., 5.875%, 09/30/2027	237,500	0.0
125,000	(1)(4)	Polaris Intermediate Corp., 8.500% (PIK Rate 8.500%, Cash Rate 0.000%), 12/01/2022	129,624	0.0
125,000 (1)		Post Holdings, Inc., 5.000%, 08/15/2026	118,663	0.0
150,000 (1)		Post Holdings, Inc., 8.000%, 07/15/2025	165,562	0.1

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of September 30, 2018 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Consumer, Non-cyclical (continued)
200,000 (1)		Sotera Health Holdings LLC, 6.500%, 05/15/2023	$206,500	0.0
100,000 (1)		Bausch Health Cos, Inc. / US, 9.250%, 04/01/2026	108,125	0.0
150,000 (1)		Bausch Health Cos, Inc., 5.500%, 03/01/2023	144,863	0.0
150,000 (1)		Bausch Health Cos, Inc., 5.500%, 11/01/2025	150,300	0.1
50,000 (1)		Bausch Health Cos, Inc., 9.000%, 12/15/2025	54,002	0.0
250,000 (1)		Vizient, Inc., 10.375%, 03/01/2024	274,688	0.1
200,000 (1)		West Street Merger Sub, Inc., 6.375%, 09/01/2025	190,500	0.0
4,972,000 (3)		Other Securities	4,924,316	0.7
			9,307,957	1.3
		Energy: 2.0%
250,000 (1)		Calfrac Holdings L.P., 8.500%, 06/15/2026	234,375	0.0
250,000	(1)(2)	California Resources Corp., 8.000%, 12/15/2022	239,062	0.0
160,000 (1)		Centennial Resource Production LLC, 5.375%, 01/15/2026	159,600	0.0
250,000 (1)		Covey Park Energy LLC / Covey Park Finance Corp., 7.500%, 05/15/2025	254,687	0.1
80,000 (1)		Endeavor Energy Resources L.P. / EER Finance, Inc., 5.500%, 01/30/2026	80,400	0.0
120,000 (1)		Endeavor Energy Resources L.P. / EER Finance, Inc., 5.750%, 01/30/2028	120,450	0.0
100,000 (1)		Hess Infrastructure Partners L.P. / Hess Infrastructure Partners Finance Corp., 5.625%, 02/15/2026	101,500	0.0
250,000 (1)		Indigo Natural Resources LLC, 6.875%, 02/15/2026	243,125	0.1
250,000 (1)		Jagged Peak Energy LLC, 5.875%, 05/01/2026	249,375	0.1
200,000	(1)(2)	Jonah Energy LLC / Jonah Energy Finance Corp., 7.250%, 10/15/2025	154,000	0.0
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Energy (continued)
3,325,000		KazMunayGas National Co. JSC, 4.750%-5.375%, 04/19/2027-04/24/2030	$3,363,605	0.5
180,000 (1)		Lonestar Resources America, Inc., 11.250%, 01/01/2023	198,450	0.0
75,000 (1)		Magnolia Oil & Gas Operating LLC / Magnolia Oil & Gas Finance Corp., 6.000%, 08/01/2026	75,000	0.0
200,000 (1)		Moss Creek Resources Holdings, Inc., 7.500%, 01/15/2026	200,750	0.0
250,000 (1)		NGPL PipeCo LLC, 4.875%, 08/15/2027	249,688	0.1
100,000 (1)		Noble Holding International Ltd., 7.875%, 02/01/2026	104,125	0.0
250,000 (1)		Rockies Express Pipeline LLC, 5.625%, 04/15/2020	258,125	0.1
150,000	(1)(2)	Sanchez Energy Corp., 7.250%, 02/15/2023	148,313	0.0
100,000 (1)		Sunoco L.P. / Sunoco Finance Corp., 4.875%, 01/15/2023	99,250	0.0
10,000 (1)		Sunoco L.P. / Sunoco Finance Corp., 5.500%, 02/15/2026	9,685	0.0
10,000 (1)		Sunoco L.P. / Sunoco Finance Corp., 5.875%, 03/15/2028	9,625	0.0
200,000 (1)		Tallgrass Energy Partners L.P. / Tallgrass Energy Finance Corp., 5.500%, 01/15/2028	202,250	0.0
200,000 (1)		Vermilion Energy, Inc., 5.625%, 03/15/2025	199,750	0.0
7,131,000 (3)		Other Securities	6,954,884	1.0
			13,910,074	2.0
		Financial: 1.5%
409,000 (1)		BPCE SA, 4.500%, 03/15/2025	400,421	0.1
200,000		Citigroup, Inc., 2.900%, 12/08/2021	195,933	0.0
270,000 (1)		ESH Hospitality, Inc., 5.250%, 05/01/2025	262,575	0.1

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of September 30, 2018 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Financial (continued)
50,000 (1)		HUB International Ltd., 7.000%, 05/01/2026	$50,190	0.0
461,000 (5)		JPMorgan Chase & Co., 4.250%-6.125%, 10/01/2027-12/31/2199	467,872	0.1
250,000 (1)		Lions Gate Capital Holdings LLC, 5.875%, 11/01/2024	257,500	0.0
268,000		Morgan Stanley, 4.000%, 07/23/2025	267,218	0.1
250,000 (1)		Multibank, Inc., 4.375%, 11/09/2022	248,125	0.0
250,000 (1)		Quicken Loans, Inc., 5.250%, 01/15/2028	233,125	0.0
250,000	(1)(2)	Realogy Group LLC / Realogy Co-Issuer Corp., 5.250%, 12/01/ 2021	251,562	0.0
255,000 (1)		Tempo Acquisition LLC / Tempo Acquisition Finance Corp., 6.750%, 06/01/2025	248,625	0.0
350,000	(1)(5)	Turkiye Garanti Bankasi AS, 6.125%, 05/24/2027	294,983	0.1
250,000 (1)		Turkiye Vakiflar Bankasi TAO, 5.750%, 01/30/2023	214,861	0.0
200,000 (1)		UBS Group Funding Switzerland AG, 2.950%, 09/24/2020	198,149	0.0
358,000 (5)		Wells Fargo & Co., 4.300%-5.900%, 07/22/2027-12/31/2199	358,770	0.1
250,000 (1)		Yapi ve Kredi Bankasi AS, 5.750%, 02/24/2022	227,113	0.0
6,032,000		Other Securities	5,968,659	0.9
			10,145,681	1.5
		Industrial: 1.0%
250,000 (1)		Advanced Disposal Services, Inc., 5.625%, 11/15/2024	253,372	0.1
250,000 (1)		BMC East LLC, 5.500%, 10/01/2024	242,187	0.0
135,000 (1)		Bombardier, Inc., 7.500%, 12/01/2024	142,763	0.0
250,000 (1)		Bombardier, Inc., 8.750%, 12/01/2021	277,712	0.1
250,000 (1)		BWAY Holding Co., 7.250%, 04/15/2025	244,350	0.0
160,000 (1)		FXI Holdings, Inc., 7.875%, 11/01/2024	153,000	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Industrial (continued)
250,000 (1)	Itron, Inc., 5.000%, 01/15/2026	$240,625	0.0
400,000 (1)	James Hardie International Finance DAC, 4.750%, 01/15/2025	388,580	0.1
250,000 (1)	Koppers, Inc., 6.000%, 02/15/2025	250,625	0.1
16,000 (1)	Masonite International Corp., 5.625%, 03/15/2023	16,420	0.0
250,000 (1)	Masonite International Corp., 5.750%, 09/15/2026	251,250	0.1
50,000 (1)	Multi-Color Corp., 4.875%, 11/01/2025	46,875	0.0
150,000 (1)	Multi-Color Corp., 6.125%, 12/01/2022	154,125	0.0
250,000 (1)	Novelis Corp., 5.875%, 09/30/2026	244,688	0.0
105,000 (1)	Owens-Brockway Glass Container, Inc., 5.875%, 08/15/2023	108,413	0.0
175,000 (1)	PGT Escrow Issuer, Inc., 6.750%, 08/01/2026	182,000	0.0
150,000 (1)	Sealed Air Corp., 5.500%, 09/15/2025	153,563	0.0
125,000 (1)	Standard Industries, Inc. / NJ, 5.000%, 02/15/2027	117,969	0.0
150,000 (1)	Standard Industries, Inc. / NJ, 6.000%, 10/15/2025	153,937	0.1
175,000 (1)	Stevens Holding Co., Inc., 6.125%, 10/01/2026	178,281	0.0
200,000 (1)	Wrangler Buyer Corp., 6.000%, 10/01/2025	194,918	0.0
2,900,000	Other Securities	2,873,389	0.4
		6,869,042	1.0
	Technology: 0.5%
200,000 (1)	Ascend Learning LLC, 6.875%, 08/01/2025	202,500	0.0
100,000 (1)	BMC Software Finance, Inc., 8.125%, 07/15/2021	102,335	0.0
220,000 (1)	Change Healthcare Holdings LLC / Change Healthcare Finance, Inc., 5.750%, 03/01/2025	219,175	0.0
250,000 (1)	Dell International LLC / EMC Corp., 7.125%, 06/15/2024	268,571	0.1

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of September 30, 2018 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Technology (continued)
250,000 (1)		First Data Corp., 7.000%, 12/01/2023	$260,937	0.1
250,000	(1)(4)	Infor Software Parent LLC / Infor Software Parent, Inc., 7.125% (PIK Rate 7.875%, Cash Rate 7.125%), 05/01/2021	253,937	0.0
175,000 (1)		Open Text Corp., 5.875%, 06/01/2026	181,017	0.0
250,000 (1)		Qorvo, Inc., 5.500%, 07/15/2026	254,408	0.0
250,000 (1)		RP Crown Parent LLC, 7.375%, 10/15/2024	260,000	0.1
250,000 (1)		Veritas US, Inc. / Veritas Bermuda Ltd.., 10.500%, 02/01/2024	230,000	0.0
1,250,000		Other Securities	1,250,671	0.2
			3,483,551	0.5
		Utilities: 0.6%
90,000 (1)		Drax Finco PLC, 6.625%, 11/01/2025	91,350	0.0
250,000 (1)		LBC Tank Terminals Holding Netherlands BV, 6.875%, 05/15/2023	249,375	0.0
180,000	(1)(2)	NRG Energy, Inc., 5.750%, 01/15/2028	182,250	0.0
2,875,000		Perusahaan Listrik Negara PT, 4.125%-5.450%, 05/15/2027-05/21/2028	2,871,165	0.4
250,000 (1)		Vistra Operations Co. LLC, 5.500%, 09/01/2026	253,125	0.1
272,000		Other Securities	252,212	0.1
			3,899,477	0.6
		Total Corporate Bonds/Notes (Cost $71,518,621)	70,639,179	10.2
COLLATERALIZED MORTGAGE OBLIGATIONS: 13.4%
1,326,792	(1)(5)	Agate Bay Mortgage Trust 2014-1 B4, 3.883%, 07/25/2044	1,302,210	0.2
2,033,798	(1)(5)	Agate Bay Mortgage Trust 2014-2 B4, 3.888%, 09/25/2044	1,994,449	0.3
169,006		Alternative Loan Trust 2005-10CB 1A1, 2.716%, (US0001M + 0.500%), 05/25/2035	150,201	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
674,224	Alternative Loan Trust 2005-10CB 1A2, 2.666%, (US0001M + 0.450%), 05/25/2035	$597,908	0.1
711,935	Alternative Loan Trust 2005-23CB A15, 5.500%, 07/25/2035	710,191	0.1
241,778	Alternative Loan Trust 2005-51 3A2A, 3.135%, (12MTA + 1.290%), 11/20/2035	235,933	0.0
77,784	Alternative Loan Trust 2005-6CB 1A3, 5.250%, 04/25/2035	74,733	0.0
361,225	Alternative Loan Trust 2005-J2 1A12, 2.616%, (US0001M + 0.400%), 04/25/2035	317,527	0.0
47,057	Alternative Loan Trust 2006-13T1 A9, 6.000%, 05/25/2036	37,128	0.0
856,389	Alternative Loan Trust 2006-18CB A10, 2.616%, (US0001M + 0.400%), 07/25/2036	585,727	0.1
206,091	Alternative Loan Trust 2006-19CB A12, 2.616%, (US0001M + 0.400%), 08/25/2036	148,953	0.0
872,751	Alternative Loan Trust 2006-19CB A28, 2.816%, (US0001M + 0.600%), 08/25/2036	641,023	0.1
589,283	Alternative Loan Trust 2006-HY11 A1, 2.336%, (US0001M + 0.120%), 06/25/2036	552,944	0.1
220,142	Alternative Loan Trust 2007-2CB 2A1, 2.816%, (US0001M + 0.600%), 03/25/2037	152,190	0.0
416,959	Alternative Loan Trust 2007-HY8C A1, 2.376%, (US0001M + 0.160%), 09/25/2047	405,666	0.1
605,469	Alternative Loan Trust 2007-OA4 A1, 2.386%, (US0001M + 0.170%), 05/25/2047	587,535	0.1

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of September 30, 2018 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
313,197 (5)		Bear Stearns ALT-A Trust 2006-6 31A1, 4.037%, 11/25/2036	$292,187	0.1
853,296 (5)		Bear Stearns ALT-A Trust 2006-6 32A1, 3.927%, 11/25/2036	719,859	0.1
240,595 (5)		Bear Stearns Structured Products, Inc. Trust 2007-R6 1A1, 4.106%, 01/26/2036	210,676	0.0
21,976 (1)		Bellemeade Re Ltd. 2015-1A M2, 6.516%, (US0001M + 4.300%), 07/25/2025	22,195	0.0
190,798 (5)		Citigroup Mortgage Loan Trust 2006-AR2 1A1, 3.922%, 03/25/2036	183,061	0.0
107,082 (5)		Citigroup Mortgage Loan Trust 2006-AR9 2A, 4.314%, 11/25/2036	94,227	0.0
368,473	(1)(5)	Citigroup Mortgage Loan Trust 2015-A B2, 4.500%, 06/25/2058	376,086	0.1
31,402		Countrywide Alternative Loan Trust 2005-53T2 2A6, 2.716%, (US0001M + 0.500%), 11/25/2035	19,043	0.0
1,200,000		Countrywide Asset-Backed Certificates 2005-IM1 M1, 2.936%, (US0001M + 0.720%), 11/25/2035	1,214,144	0.2
1,400,000	(1)(5)	Deephaven Residential Mortgage Trust 2018-2A M1, 4.375%, 04/25/2058	1,392,956	0.2
2,126,000	(1)(5)(6)	Deephaven Residential Mortgage Trust 2018-3 M1, 4.357%, 08/25/2058	2,126,000	0.3
785,568		Deutsche ALT-A Securities, Inc. ALT 2007-AB1 A1, 2.516%, (US0001M + 0.300%), 04/25/2037	524,483	0.1
186,006	(1)(5)	Deutsche Mortgage Securities, Inc. Re-REMIC Trust Certificates Series 2007-WM1 A1, 3.658%, 06/27/2037	188,152	0.0
980,108 (7)		Fannie Mae 2007-18 BS, 4.384%, (-1.000* US0001M + 6.600%), 06/25/2035	145,589	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
2,323,569 (7)	Fannie Mae 2008-94 SI, 3.284%, (-1.000* US0001M + 5.500%), 04/25/2036	$353,918	0.1
1,584,906 (7)	Fannie Mae 2009-95 HI, 6.000%, 12/25/2038	113,646	0.0
390,577	Fannie Mae 2010-15 FD, 2.956%, (US0001M + 0.740%), 03/25/2040	397,681	0.1
973,140	Fannie Mae 2011-47 GF, 2.786%, (US0001M + 0.570%), 06/25/2041	984,059	0.1
357,057	Fannie Mae 2012-10 UF, 2.766%, (US0001M + 0.550%), 02/25/2042	360,847	0.1
391,159 (7)	Fannie Mae 2012-84 KI, 6.000%, (US0001M + 6.000%), 08/25/2042	88,864	0.0
1,578,488 (7)	Fannie Mae 2012-93 IL, 3.000%, 09/25/2027	134,294	0.0
2,387,043 (7)	Fannie Mae 2015-56 DI, 3.000%, 12/25/2032	214,221	0.0
154,555	Fannie Mae Connecticut Avenue Securities 2014-CO4 1M2, 7.116%, (US0001M + 4.900%), 11/25/2024	177,126	0.0
1,100,000	Fannie Mae Connecticut Avenue Securities 2017-C02 2M2, 5.866%, (US0001M + 3.650%), 09/25/2029	1,214,631	0.2
650,000	Fannie Mae Connecticut Avenue Securities 2017-C05 1M2, 4.416%, (US0001M + 2.200%), 01/25/2030	670,554	0.1
900,000	Fannie Mae Connecticut Avenue Securities 2018-C02 2M2, 4.416%, (US0001M + 2.200%), 08/25/2030	912,603	0.1
1,500,000	Fannie Mae Connecticut Avenue Securities 2018-C03 1M2, 4.366%, (US0001M + 2.150%), 10/25/2030	1,521,168	0.2
500,000	Fannie Mae Connecticut Avenue Securities 2018-C04 2M2, 4.766%, (US0001M + 2.550%), 12/25/2030	512,168	0.1

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of September 30, 2018 (Unaudited) (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
400,000	Fannie Mae Connecticut Avenue Securities 2018-CO1 1M2, 4.466%, (US0001M + 2.250%), 07/25/2030	$409,635	0.1
226,930 (7)	Fannie Mae REMIC Trust 2000-26 SP, 6.284%, (-1.000*US0001M + 8.500%), 08/25/2030	46,426	0.0
304,934 (7)	Fannie Mae REMIC Trust 2002-13 SR, 4.384%, (-1.000*US0001M + 6.600%), 03/25/2032	35,424	0.0
159,545 (7)	Fannie Mae REMIC Trust 2004-64 SW, 4.834%, (-1.000*US0001M + 7.050%), 08/25/2034	23,964	0.0
116,939 (7)	Fannie Mae REMIC Trust 2004-66 SE, 4.284%, (-1.000*US0001M + 6.500%), 09/25/2034	15,190	0.0
120,705 (7)	Fannie Mae REMIC Trust 2008-47 PS, 4.284%, (-1.000*US0001M + 6.500%), 06/25/2038	1,466	0.0
548,734 (7)	Fannie Mae REMIC Trust 2009-25 SN, 4.334%, (-1.000*US0001M + 6.550%), 04/25/2039	80,627	0.0
303,542 (7)	Fannie Mae REMIC Trust 2012-146 LI, 4.500%, 10/25/2041	36,604	0.0
26,183,401 (7)	Fannie Mae REMIC Trust 2012-66 IB, 0.050%, (-1.000*US0001M + 6.050%), 06/25/2042	58,771	0.0
1,227,539 (7)	Fannie Mae REMIC Trust 2013-116 SC, 3.984%, (-1.000*US0001M + 6.200%), 04/25/2033	134,950	0.0
2,406,783 (7)	Fannie Mae REMICS 2004-53 UC, 5.334%, (-1.000*US0001M + 7.550%), 07/25/2034	406,157	0.1
3,112,065 (7)	Fannie Mae REMICS 2005-59 NS, 4.534%, (-1.000*US0001M + 6.750%), 05/25/2035	339,121	0.0
9,245,106 (7)	Fannie Mae REMICS 2007-22 SD, 4.184%, (-1.000*US0001M + 6.400%), 03/25/2037	1,290,116	0.2
Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
6,096,989 (7)		Fannie Mae REMICS 2007-30 IE, 4.524%, (-1.000*US0001M + 6.740%), 04/25/2037	$1,153,400	0.2
11,318,980 (7)		Fannie Mae REMICS 2013-21 KI, 3.000%, 03/25/2028	894,712	0.1
11,030,453 (7)		Fannie Mae REMICS 2013-32 EI, 2.500%, 04/25/2033	1,088,898	0.2
7,826,118 (7)		Fannie Mae REMICS 2013-97 JS, 3.934%, (-1.000*US0001M + 6.150%), 04/25/2038	915,516	0.1
889,785		Fannie Mae Series 2006-11 FA, 2.516%, (US0001M + 0.300%), 03/25/2036	890,788	0.1
691,518	(1)(5)	Flagstar Mortgage Trust 2018-1 B3, 4.059%, 03/25/2048	663,906	0.1
2,238,347 (7)		Freddie Mac 2009-70 PS, 4.534%, (-1.000*US0001M + 6.750%), 01/25/2037	361,271	0.1
321,835 (7)		Freddie Mac 2524 SH, 5.342%, (-1.000 *US0001M + 7.500%), 11/15/2032	30,902	0.0
575,735 (7)		Freddie Mac 2525 SM, 5.842%, (-1.000 *US0001M + 8.000%), 02/15/2032	100,132	0.0
569,592 (7)		Freddie Mac 2981 CS, 4.562%, (-1.000 *US0001M + 6.720%), 05/15/2035	70,097	0.0
236,955 (7)		Freddie Mac 2989 HS, 4.992%, (-1.000 *US0001M + 7.150%), 08/15/2034	76,776	0.0
298,763 (7)		Freddie Mac 3018 SM, 5.042%, (-1.000 *US0001M + 7.200%), 08/15/2035	53,406	0.0
516,673	(5)(7)	Freddie Mac 324 144, 5.975%, 06/15/2039	115,113	0.0
1,070,373 (7)		Freddie Mac 3523 SA, 3.842%, (-1.000 *US0001M + 6.000%), 09/15/2036	130,897	0.0

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of September 30, 2018 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
939,371 (7)		Freddie Mac 3582 MS, 3.992%, (-1.000 *US0001M + 6.150%), 10/15/2039	$119,988	0.0
1,433,596 (7)		Freddie Mac 3688 BI, 5.000%, 07/15/2040	296,814	0.1
5,821,458 (7)		Freddie Mac 4186 IA, 3.000%, 03/15/2033	777,073	0.1
229,266 (7)		Freddie Mac 4333 AI, 5.500%, 02/15/2044	47,904	0.0
200,604 (7)		Freddie Mac REMIC Trust 2266 S, 6.392%, (-1.000*US0001M + 8.550%), 11/15/2030	31,581	0.0
263,743 (7)		Freddie Mac REMIC Trust 2374 S, 5.942%, (-1.000*US0001M + 8.100%), 06/15/2031	45,810	0.0
142,340 (7)		Freddie Mac REMIC Trust 2417 SY, 6.242%, (-1.000*US0001M + 8.400%), 12/15/2031	27,408	0.0
309,847 (7)		Freddie Mac REMIC Trust 2577 SA, 5.292%, (-1.000*US0001M + 7.450%), 02/15/2033	52,179	0.0
15,005		Freddie Mac REMIC Trust 2973 SB, 10.419%, (-3.667*US0001M + 18.333%), 05/15/2035	15,570	0.0
138,133 (7)		Freddie Mac REMIC Trust 2981 SU, 5.642%, (-1.000*US0001M + 7.800%), 05/15/2030	20,423	0.0
27,631 (7)		Freddie Mac REMIC Trust 2993 PS, 4.542%, (-1.000*US0001M + 6.700%), 05/15/2035	215	0.0
51,168		Freddie Mac REMIC Trust 3031 BP, 8.000%, (-6.723*US0001M + 44.975%), 08/15/2035	61,979	0.0
894,698 (7)		Freddie Mac REMIC Trust 3049 PI, 4.492%, (-1.000*US0001M + 6.650%), 10/15/2035	130,146	0.0
64,102		Freddie Mac REMIC Trust 3085 SK, 40.099%, (-12.000*US0001M + 66.000%), 12/15/2035	149,595	0.0
102,343	(8)(9)	Freddie Mac REMIC Trust 3151 PO, 0.000%, 05/15/2036	85,596	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
259,449 (7)	Freddie Mac REMIC Trust 3590 PI, 6.000%, 07/15/2039	$19,994	0.0
260,114 (7)	Freddie Mac REMIC Trust 3624 TS, 2.642%, (-1.000*US0001M + 4.800%), 01/15/2040	21,631	0.0
471,431 (7)	Freddie Mac REMIC Trust 4261 ID, 6.500%, 06/15/2032	82,881	0.0
1,536,782 (7)	Freddie Mac REMIC Trust 4287 CI, 4.500%, 07/15/2041	279,169	0.1
2,547,820 (7)	Freddie Mac REMICS 2781 SB, 4.992%, (-1.000*US0001M + 7.150%), 04/15/2034	390,145	0.1
940,451	Freddie Mac REMICS 2921 PF, 2.508%, (US0001M + 0.350%), 01/15/2035	937,143	0.1
5,479,639 (7)	Freddie Mac REMICS 4290 EI, 5.000%, 12/15/2043	1,241,223	0.2
1,717,219	Freddie Mac REMICS Trust 3740 FB, 2.658%, (US0001M + 0.500%), 10/15/2040	1,726,597	0.3
1,949,523 (7)	Freddie Mac Strips Series 224 IO, 6.000%, 03/01/2033	474,072	0.1
1,012,870 (7)	Freddie Mac Strips Series 237 S23, 4.942%, (-1.000*US0001M + 7.100%), 05/15/2036	168,093	0.0
1,392,022 (7)	Freddie Mac Strips Series 260 33, 4.000%, 05/15/2039	232,239	0.0
500,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2015-HQA1 M3, 6.916%, (US0001M + 4.700%), 03/25/2028	576,526	0.1
600,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2017-DNA2 M2, 5.666%, (US0001M + 3.450%), 10/25/2029	662,132	0.1
250,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2017-DNA3 M2, 4.716%, (US0001M + 2.500%), 03/25/2030	261,927	0.0

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of September 30, 2018 (Unaudited) (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
1,750,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2017-HQA2 M2, 4.866%, (US0001M + 2.650%), 12/25/2029	$1,838,507	0.3
4,100,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2017-HQA3 M2, 4.566%, (US0001M + 2.350%), 04/25/2030	4,236,771	0.6
3,300,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2018-HQA1 M2, 4.516%, (US0001M + 2.300%), 09/25/2030	3,345,215	0.5
7,901,218 (7)	Ginnie Mae 2007-59 SC, 4.335%, (-1.000*US0001M + 6.500%), 07/20/2037	1,059,306	0.2
298,469 (7)	Ginnie Mae 2011-101 EI, 6.000%, (-19.355*US0001M + 109.161%), 10/16/2039	57,831	0.0
48,124,012 (7)	Ginnie Mae 2013-130 SB, 2.946%, (-1.000*US0001M + 5.050%), 09/16/2043	3,999,269	0.6
696,636 (7)	Ginnie Mae Series 2008-40 SA, 4.242%, (-1.000*US0001M + 6.400%), 05/16/2038	98,287	0.0
1,215,332 (7)	Ginnie Mae Series 2009-116 SJ, 4.322%, (-1.000*US0001M + 6.480%), 12/16/2039	167,911	0.0
1,148,518 (7)	Ginnie Mae Series 2010-4 SL, 4.242%, (-1.000*US0001M + 6.400%), 01/16/2040	155,087	0.0
372,747 (7)	Ginnie Mae Series 2010-98 QS, 4.435%, (-1.000*US0001M + 6.600%), 01/20/2040	37,212	0.0
3,139,878 (7)	Ginnie Mae Series 2011-101 BI, 0.650%, (-1.000*US0001M + 6.650%), 11/20/2037	72,323	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
9,989,101 (7)	Ginnie Mae Series 2011-25 AS, 3.895%, (-1.000*US0001M + 6.060%), 02/20/2041	$1,267,981	0.2
64,193 (7)	Ginnie Mae Series 2012-149 BI, 3.500%, 10/20/2041	9,520	0.0
546,415 (7)	Ginnie Mae Series 2013-103 DS, 3.985%, (-1.000*US0001M + 6.150%), 07/20/2043	75,790	0.0
203,197 (7)	Ginnie Mae Series 2013-134 DS, 3.935%, (-1.000*US0001M + 6.100%), 09/20/2043	27,521	0.0
459,399 (7)	Ginnie Mae Series 2013-44 LI, 4.500%, 01/16/2043	76,705	0.0
7,277,442 (7)	Ginnie Mae Series 2015-69 IL, 0.200%, (-1.000*US0001M + 6.700%), 07/20/2034	56,910	0.0
391,442 (7)	Ginnie Mae Series 2015-98 IU, 4.000%, 08/20/2044	62,486	0.0
1,169 (7)	Ginnie Mae Series 2016-12 MI, 5.000%, 04/20/2039	3	0.0
1,213,683 (7)	Ginnie Mae Series 2016-8 PI, 4.000%, 10/20/2044	192,302	0.1
617,150	HarborView Mortgage Loan Trust 2006-14 2A1A, 2.318%, (US0001M + 0.150%), 01/25/2047	598,717	0.1
710,078	HarborView Mortgage Loan Trust 2007-5 A1A, 2.358%, (US0001M + 0.190%), 09/19/2037	693,096	0.1
4,074	HomeBanc Mortgage Trust 2004-1 2A, 3.076%, (US0001M + 0.860%), 08/25/2029	3,922	0.0
48,453	HomeBanc Mortgage Trust 2005-3 A2, 2.526%, (US0001M + 0.310%), 07/25/2035	48,405	0.0

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of September 30, 2018 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
104,522		IndyMac INDX Mortgage Loan Trust 2006-AR2 1A1B, 2.426%, (US0001M + 0.210%), 04/25/2046	$98,753	0.0
109,022		JP Morgan Mortgage Trust 2005-S3 1A10, 6.000%, 01/25/2036	88,550	0.0
288,960		JP Morgan Mortgage Trust 2006-S2 1A18, 6.000%, 07/25/2036	257,154	0.0
621,517		JP Morgan Mortgage Trust 2006-S3 1A30, 6.500%, 08/25/2036	475,947	0.1
660,630	(1)(5)	JP Morgan Mortgage Trust 2016-1 B3, 3.877%, 05/25/2046	648,741	0.1
591,331	(1)(5)	JP Morgan Mortgage Trust 2017-6 B3, 3.852%, 12/25/2048	551,326	0.1
3,960,801	(1)(5)	JP Morgan Mortgage Trust 2018-3 B1, 3.783%, 09/25/2048	3,772,247	0.5
495,974	(1)(5)	JP Morgan Mortgage Trust 2018-4 B1, 3.801%, 10/25/2048	475,513	0.1
495,974	(1)(5)	JP Morgan Mortgage Trust 2018-4 B2, 3.801%, 10/25/2048	468,640	0.1
1,989,280	(1)(5)	JP Morgan Mortgage Trust 2018-6C B2, 4.012%, 12/25/2048	1,916,560	0.3
1,014,000	(1)(5)	JP Morgan Mortgage Trust 2018-9 B2, 4.507%, 02/25/2049	1,015,250	0.1
2,000,000	(1)(5)	JP Morgan Mortgage Trust 2018-9 B3, 4.507%, 02/25/2049	1,958,457	0.3
71,996		Lehman XS Trust Series 2005-5N 1A2, 2.576%, (US0001M + 0.360%), 11/25/2035	65,233	0.0
1,428,781		Morgan Stanley Mortgage Loan Trust 2006-9AR A2, 2.366%, (US0001M + 0.150%), 08/25/2036	721,114	0.1
791,327	(1)(5)	Sequoia Mortgage Trust 2018-CH1 B1B, 4.508%, 02/25/2048	808,306	0.1
Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
593,495	(1)(5)	Sequoia Mortgage Trust 2018-CH1 B2B, 4.508%, 02/25/2048	$602,111	0.1
3,400,000	(1)(5)	Sequoia Mortgage Trust 2018-CH4 A13, 4.500%, 10/25/2048	3,424,366	0.5
600,000	(1)(5)	Verus Securitization Trust 2017-SG1A B1, 3.615%, 11/25/2047	594,474	0.1
2,100,000	(1)(5)	Verus Securitization Trust 2018-2 B1, 4.426%, 06/01/2058	2,078,291	0.3
166,910 (5)		WaMu Mortgage Pass Through Certificates Series 2006-AR12 2A3, 3.129%, 10/25/2036	155,095	0.0
412,514 (5)		WaMu Mortgage Pass-Through Certificates Series 2005-AR10 1A3, 4.124%, 09/25/2035	420,860	0.1
147,346 (5)		WaMu Mortgage Pass-Through Certificates Series 2006-AR10 1A1, 3.864%, 09/25/2036	143,276	0.0
26,542 (5)		WaMu Mortgage Pass-Through Certificates Series 2006-AR12 1A1, 3.483%, 10/25/2036	25,864	0.0
184,348 (5)		WaMu Mortgage Pass-Through Certificates Series 2006-AR14 1A3, 3.107%, 11/25/2036	177,093	0.0
708,469 (5)		WaMu Mortgage Pass-Through Certificates Series 2006-AR14 1A4, 3.107%, 11/25/2036	680,585	0.1
91,658 (5)		WaMu Mortgage Pass-Through Certificates Series 2006-AR16 3A1, 3.268%, 12/25/2036	89,446	0.0
97,203 (5)		WaMu Mortgage Pass-Through Certificates Series 2006-AR8 1A4, 3.914%, 08/25/2046	93,014	0.0
157,569 (5)		WaMu Mortgage Pass-Through Certificates Series 2007-HY2 1A1, 3.603%, 12/25/2036	154,592	0.0

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of September 30, 2018 (Unaudited) (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
17,005 (5)	WaMu Mortgage Pass-Through Certificates Series 2007-HY4 1A1, 3.162%, 04/25/2037	$15,548	0.0
87,198 (5)	WaMu Mortgage Pass-Through Certificates Series 2007-HY7 2A2, 3.540%, 07/25/2037	72,572	0.0
938,719	Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2005-10 2A3, 3.116%, (US0001M + 0.900%), 11/25/2035	776,765	0.1
177,668	Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2005-11 A1, 5.750%, 01/25/2036	162,075	0.0
225,907	Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2005-8 1A2, 5.500%, 10/25/2035	217,517	0.1
1,064,605	Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2006-5 2CB2, 2.816%, (US0001M + 0.600%), 07/25/2036	639,410	0.1
1,164,494	Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2006-AR6 2A, 2.805%, (12MTA + 0.960%), 08/25/2046	879,627	0.2
65,063	Wells Fargo Alternative Loan 2007-PA2 2A1, 2.646%, (US0001M + 0.430%), 06/25/2037	54,638	0.0
549,562	Wells Fargo Mortgage Backed Securities 2006-8 A15, 6.000%, 07/25/2036	554,506	0.1
706,815	Wells Fargo Mortgage Backed Securities 2006-8 A18, 6.000%, 07/25/2036	713,174	0.1
1,848,872 (5)	Wells Fargo Mortgage Backed Securities 2006-AR12 1A1, 4.704%, 09/25/2036	1,865,599	0.3
Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
516,537 (5)		Wells Fargo Mortgage Backed Securities 2006-AR17 A1, 4.560%, 10/25/2036	$520,189	0.1
35,041 (5)		Wells Fargo Mortgage Backed Securities 2006-AR6 3A1, 3.837%, 03/25/2036	34,090	0.0
98,914 (5)		Wells Fargo Mortgage Backed Securities 2006-AR7 2A1, 4.323%, 05/25/2036	101,528	0.0
105,124 (5)		Wells Fargo Mortgage Backed Securities 2006-AR7 2A4, 4.323%, 05/25/2036	107,903	0.0
527,608 (5)		Wells Fargo Mortgage Backed Securities 2007-3 AE, 2.541%, 04/25/2037	475,041	0.1
684,419		Wells Fargo Mortgage Backed Securities 2007-7 A1 Trust, 6.000%, 06/25/2037	687,841	0.1
325,181 (5)		Wells Fargo Mortgage Backed Securities 2007-AR7 A1, 4.119%, 12/28/2037	318,603	0.0
751,328	(1)(5)	WinWater Mortgage Loan Trust 2015-5 B4, 3.796%, 08/20/2045	714,933	0.1
1,556,862		Other Securities	1,413,144	0.2
		Total Collateralized Mortgage Obligations (Cost $90,675,741)	92,485,712	13.4
BANK LOANS: 18.0%
		Aerospace & Defense: 0.3%
150,000		KBR, Inc. Term Loan B, 5.992%, (US0001M + 3.750%), 04/25/2025	151,781	0.0
697,873		Maxar Technologies Ltd. Term Loan B, 5.148%, (US0001M + 2.750%), 10/04/2024	689,063	0.1
298,500		TransDigm, Inc. 2018 Term Loan F, 4.742%, (US0001M + 2.500%), 06/09/2023	299,841	0.1

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of September 30, 2018 (Unaudited) (continued)

Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Aerospace & Defense (continued)
747,252	TransDigm, Inc. 2018 Term Loan G, 4.742%, (US0001M + 2.500%), 08/22/2024	$750,469	0.1
		1,891,154	0.3
	Auto Components: 0.0%
147,750	Broadstreet Partners, Inc. 2018 Term Loan B, 5.492%, (US0001M + 3.250%), 11/08/2023	148,156	0.0
	Automotive: 0.8%
296,954	American Axle and Manufacturing, Inc. Term Loan B, 4.462%, (US0001M + 2.250%), 04/06/2024	297,418	0.0
150,000	L&W, Inc. 2018 Term Loan B, 6.212%, (US0001M + 4.000%), 05/22/2025	151,406	0.0
399,250	Belron Finance US LLC USD Term Loan B, 4.843%, (US0003M + 2.500%), 11/07/2024	400,623	0.1
448,128	Bright Bidco B.V. 2018 Term Loan B, 5.840%, (US0001M + 3.500%), 06/30/2024	443,646	0.1
298,496	Dealer Tire, LLC 2017 Term Loan B, 5.583%, (US0003M + 3.250%), 12/22/2021	287,303	0.0
393,090	Dynacast International LLC Term Loan B2, 5.636%, (US0003M + 3.250%), 01/28/2022	394,800	0.1
1,145,736	Gates Global LLC 2017 USD Repriced Term Loan B, 4.992%, (US0001M + 2.750%), 04/01/2024	1,153,881	0.2
1,046,396	KAR Auction Services, Inc. Term Loan B5, 4.938%, (US0003M + 2.500%), 03/09/2023	1,052,276	0.2
292,348	Mavis Tire Express Services Corp. 2018 1st Lien Term Loan, 5.415%, (US0001M + 3.250%), 03/20/2025	291,800	0.0
Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Automotive (continued)
46,913	Mavis Tire Express Services Corp. 2018 Delayed Draw Term Loan, 1.242%, (US0001M + 3.250%), 03/20/2025	$46,825	0.0
148,457	Superior Industries International, Inc. 2018 1st Lien Term Loan B, 6.242%, (US0001M + 4.000%), 05/22/2024	148,921	0.0
515,000	Tenneco, Inc. 2018 Term Loan B, 5.148%, (US0003M + 2.750%), 10/01/2025	515,238	0.1
148,500	Truck Hero, Inc. 1st Lien Term Loan, 5.962%, (US0001M + 3.750%), 04/21/2024	148,949	0.0
		5,333,086	0.8
	Beverage & Tobacco: 0.1%
400,000	Refresco Group BV USD Term Loan B3, 5.648%, (US0003M + 3.250%), 03/28/2025	398,500	0.1
	Building & Development: 0.5%
546,548	Capital Automotive L.P. 2017 1st Lien Term Loan, 4.750%, (US0001M + 2.500%), 03/24/2024	547,629	0.1
398,247	Core & Main LP 2017 Term Loan B, 5.317%, (US0003M + 3.000%), 08/01/2024	400,298	0.1
150,000	Foundation Building Materials, LLC 2018 Term Loan B, 5.398%, (US0001M + 3.250%), 08/13/2025	150,703	0.0
299,625	GYP Holdings III Corp. 2018 Term Loan B, 5.011%, (US0001M + 2.750%), 06/01/2025	299,484	0.0
249,365	Henry Company LLC Term Loan B, 6.242%, (US0001M + 4.000%), 10/05/2023	251,080	0.0

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of September 30, 2018 (Unaudited) (continued)

Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Building & Development (continued)
150,000	Interior Logic Group, Inc. 2018 Term Loan B, 6.342%, (US0003M + 4.000%), 05/30/2025	$150,375	0.0
400,000	Minimax GmbH & Co. KG 2018 USD Term Loan B, 5.242%, (US0001M + 3.000%), 07/31/2025	403,500	0.1
330,000	Pisces Midco, Inc. 2018 Term Loan, 6.087%, (US0003M + 3.750%), 04/12/2025	332,544	0.1
400,000	Quikrete HLDGS Inc Term Loan, 4.992%, (US0001M + 2.750%), 11/15/2023	401,175	0.1
255,000	SRS Distribution Inc. 2018 1st Lien Term Loan, 5.441%, (US0003M + 3.250%), 05/23/2025	253,179	0.0
148,875	Werner FinCo LP 2017 Term Loan, 6.104%, (US0001M + 4.000%), 07/24/2024	148,968	0.0
147,757	Wilsonart LLC 2017 Term Loan B, 5.640%, (US0003M + 3.250%), 12/19/2023	148,549	0.0
		3,487,484	0.5
	Business Equipment & Services: 2.0%
80,689	24-7 Intouch Inc 2018 Term Loan, 6.648%, (US0003M + 4.250%), 08/20/2025	79,075	0.0
546,363	AlixPartners, LLP 2017 Term Loan B, 4.992%, (US0001M + 2.750%), 04/04/2024	549,436	0.1
399,217	Allflex Holdings III, Inc. New 1st Lien Term Loan, 5.586%, (US0003M + 3.250%), 07/20/2020	401,343	0.1
500	Altran Technologies S.A. 2018 USD Term Loan B, 4.575%, (US0003M + 2.250%), 03/20/2025	501	0.0
100,000	American Traffic Solutions, Inc. 2018 2nd Lien Term Loan, 9.992%, (US0001M + 7.750%), 02/23/2026	102,375	0.0
Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Business Equipment & Services (continued)
145,313	Array Canada Inc. Term Loan B, 7.386%, (US0003M + 5.000%), 02/10/2023	$141,135	0.0
148,875	Ascend Learning, LLC 2017 Term Loan B, 5.242%, (US0001M + 3.000%), 07/12/2024	149,201	0.0
148,500	ASP MCS Acquisition Corp. Term Loan B, 7.136%, (US0003M + 4.750%), 05/18/2024	126,844	0.0
149,625	Verra Mobility Corporation 2018 1st Lien Term Loan, 5.992%, (US0001M + 3.750%), 02/28/2025	150,630	0.0
146,535	Big Ass Fans, LLC 2018 Term Loan, 6.136%, (US0003M + 3.750%), 05/21/2024	147,954	0.0
297,390	Camelot UK Holdco Limited 2017 Repriced Term Loan, 5.492%, (US0001M + 3.250%), 10/03/2023	298,240	0.1
286,875	GTCR Valor Companies, Inc. USD 2017 Term Loan B1, 5.636%, (US0003M + 3.250%), 06/16/2023	288,955	0.0
398,500	Colorado Buyer Inc Term Loan B, 5.110%, (US0001M + 3.000%), 05/01/2024	399,745	0.1
135,145	Convergint Technologies LLC 2018 1st Lien Term Loan, 5.242%, (US0001M + 3.000%), 02/03/2025	135,272	0.0
14,516	DG Investment Intermediate Holdings 2, Inc. 2018 Delayed Draw Term Loan, 5.242%, (US0001M + 3.000%), 02/03/2025	14,530	0.0
142,371	DTI Holdco, Inc. 2018 Term Loan B, 6.945%, (US0001M + 4.750%), 09/30/2023	138,901	0.0

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of September 30, 2018 (Unaudited) (continued)

Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Business Equipment & Services (continued)
435,100	EIG Investors Corp. 2018 1st Lien Term Loan, 6.061%, (US0003M + 3.750%), 02/09/2023	$439,071	0.1
149,250	Element Materials Technology Group US Holdings Inc 2017 USD Term Loan B, 5.742%, (US0001M + 3.500%), 06/28/2024	150,369	0.0
61,112	Engineered Machinery Holdings, Inc. USD 1st Lien Term Loan, 5.636%, (US0003M + 3.250%), 07/19/2024	60,425	0.0
297,008	EVO Payments International LLC 2018 1st Lien Term Loan, 5.490%, (US0001M + 3.250%), 12/22/2023	299,235	0.1
905,000	Financial & Risk Holdings, Inc. 2018 USD Term Loan, 6.148%, (US0003M + 3.750%), 10/01/2025	904,111	0.1
150,000	FrontDoor Inc 2018 Term Loan B, 4.750%, (US0001M + 2.500%), 08/14/2025	151,312	0.0
126,864	Garda World Security Corporation 2017 Term Loan, 7.750%, (PRIME + 2.500%), 05/24/2024	127,604	0.0
299,250	GreenSky Holdings, LLC 2018 Term Loan B, 5.500%, (US0001M + 3.250%), 03/29/2025	300,746	0.1
150,000	PricewaterhouseCoopers LLP 2018 Term Loan, 5.492%, (US0001M + 3.250%), 05/01/2025	150,750	0.0
154,611	ION Trading Technologies S.a.r.l. USD Incremental Term Loan B, 6.398%, (US0003M + 4.000%), 11/21/2024	153,741	0.0
Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Business Equipment & Services (continued)
149,225	IQOR US Inc. Term Loan B, 7.337%, (US0003M + 5.000%), 04/01/2021	$140,178	0.0
502,788	KUEHG Corp. 2018 Incremental Term Loan, 6.136%, (US0003M + 3.750%), 02/21/2025	506,402	0.1
299,250	Learning Care Group, Inc. 2018 1st Lien Term Loan, 5.431%, (US0001M + 3.250%), 03/13/2025	300,148	0.1
100,000	Learning Care Group, Inc. 2018 2nd Lien Term Loan, 9.676%, (US0001M + 7.500%), 03/13/2026	100,500	0.0
398,245	NeuStar, Inc. 2018 Term Loan B4, 5.742%, (US0001M + 3.500%), 08/08/2024	399,490	0.1
99,972	NeuStar, Inc. 2nd Lien Term Loan, 10.242%, (US0001M + 8.000%), 08/08/2025	99,347	0.0
499,050	NVA Holdings, Inc. Term Loan B3, 4.992%, (US0001M + 2.750%), 02/02/2025	498,660	0.1
399,000	PI US MergerCo, Inc. USD 2017 1st Lien Term Loan, 5.742%, (US0001M + 3.500%), 12/20/2024	398,651	0.1
430,005	Pre-Paid Legal Services, Inc. 2018 1st Lien Term Loan, 5.511%, (US0001M + 3.250%), 05/01/2025	433,163	0.1
249,375	Prometric Holdings, Inc. 1st Lien Term Loan, 5.250%, (US0001M + 3.000%), 01/29/2025	249,791	0.0
783,429	Red Ventures, LLC 1st Lien Term Loan, 6.242%, (US0001M + 4.000%), 11/08/2024	793,874	0.1

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of September 30, 2018 (Unaudited) (continued)

Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Business Equipment & Services (continued)
150,000	Renaissance Learning, Inc. 2018 Add On Term Loan, 5.492%, (US0001M + 3.250%), 05/30/2025	$150,031	0.0
149,250	Research Now Group, Inc. 2017 1st Lien Term Loan, 7.742%, (US0001M + 5.500%), 12/20/2024	150,229	0.0
393,992	Solera Holdings, Inc. USD Term Loan B, 4.992%, (US0001M + 2.750%), 03/03/2023	395,417	0.1
398,617	Spin Holdco Inc. 2017 Term Loan B, 5.589%, (US0003M + 3.250%), 11/14/2022	400,510	0.1
150,000	SSH Group Holdings, Inc. 2018 1st Lien Term Loan, 6.590%, (US0003M + 4.250%), 07/30/2025	151,500	0.0
148,875	Staples, Inc. 2017 Term Loan B, 6.398%, (US0003M + 4.000%), 09/12/2024	149,015	0.0
154,605	Stiphout Finance LLC USD 1st Lien Term Loan, 5.242%, (US0001M + 3.000%), 10/26/2022	156,151	0.0
148,500	SurveyMonkey Inc. 2017 Term Loan, 6.750%, (US0001M + 4.500%), 04/13/2024	149,053	0.0
149,248	TMK Hawk Parent Corp. 2017 1st Lien Term Loan, 5.750%, (US0001M + 3.500%), 08/28/2024	147,569	0.0
150,000	USS Ultimate Holdings, Inc. 1st Lien Term Loan, 5.992%, (US0001M + 3.750%), 08/25/2024	151,500	0.0
305,000	Verifone Systems, Inc. 2018 1st Lien Term Loan, 6.322%, (US0003M + 4.000%), 08/20/2025	307,326	0.1
100,000	Verifone Systems, Inc. 2018 2nd Lien Term Loan, 10.322%, (US0003M + 8.000%), 08/20/2026	99,875	0.0
Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Business Equipment & Services (continued)
530,000	Verscend Holding Corp. 2018 Term Loan B, 6.742%, (US0001M + 4.500%), 08/27/2025	$532,981	0.1
413,548	West Corporation 2017 Term Loan, 6.242%, (US0001M + 4.000%), 10/10/2024	412,831	0.1
195,000	West Corporation 2018 Term Loan B1, 5.742%, (US0001M + 3.500%), 10/10/2024	193,694	0.0
145,000	Yak Access, LLC 2018 1st Lien Term Loan B, 7.139%, (US0001M + 5.000%), 07/02/2025	140,650	0.0
100,000	Yak Access, LLC 2018 2nd Lien Term Loan B, 12.148%, (US0001M + 10.000%), 06/13/2026	95,500	0.0
		13,565,537	2.0
	Cable & Satellite Television: 0.4%
1,048,625	CSC Holdings, LLC 2018 Term Loan B, 4.658%, (US0001M + 2.500%), 01/25/2026	1,050,984	0.2
496,988	Radiate Holdco, LLC 1st Lien Term Loan, 5.242%, (US0001M + 3.000%), 02/01/2024	496,706	0.1
144,307	Telesat Canada Term Loan B4, 4.890%, (US0003M + 2.500%), 11/17/2023	144,902	0.0
499,873	UPC Financing Partnership USD Term Loan AR, 4.658%, (US0001M + 2.500%), 01/15/2026	500,082	0.1
150,000	Virgin Media Bristol LLC Term Loan K, 4.658%, (US0001M + 2.500%), 01/15/2026	150,403	0.0

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of September 30, 2018 (Unaudited) (continued)

Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Cable & Satellite Television (continued)
246,264	WideOpenWest Finance LLC 2017 Term Loan B, 5.408%, (US0001M + 3.250%), 08/18/2023	$242,016	0.0
		2,585,093	0.4
	Chemicals & Plastics: 0.8%
84,051	Allnex (Luxembourg) & Cy S.C.A. 2016 USD Term Loan B2, 5.567%, (US0003M + 3.250%), 09/13/2023	84,523	0.0
63,323	Allnex USA, Inc. USD Term Loan B3, 5.567%, (US0003M + 3.250%), 09/13/2023	63,679	0.0
398,500	Alpha 3 B.V. 2017 Term Loan B1, 5.386%, (US0003M + 3.000%), 01/31/2024	400,617	0.1
797,870	Avantor, Inc. 2017 1st Lien Term Loan, 6.261%, (US0001M + 4.000%), 11/21/2024	808,199	0.1
175,000	Composite Resins Holding B.V. 2018 Term Loan B, 6.354%, (US0001M + 4.250%), 08/01/2025	176,531	0.0
398,622	Diamond (BC) B.V. USD Term Loan, 5.242%, (US0001M + 3.000%), 09/06/2024	391,895	0.1
391,270	Emerald Performance Materials, LLC New 1st Lien Term Loan, 5.742%, (US0001M + 3.500%), 08/01/2021	394,572	0.1
149,625	Encapsys, LLC 1st Lien Term Loan, 5.492%, (US0001M + 3.250%), 11/07/2024	150,436	0.0
84,273	KMG Chemicals Inc. Term Loan B, 4.992%, (US0001M + 2.750%), 06/15/2024	84,483	0.0
387,727	Kraton Polymers, LLC 2018 USD Term Loan, 4.742%, (US0001M + 2.500%), 03/05/2025	389,545	0.1
Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Chemicals & Plastics (continued)
550,000	MacDermid, Inc. USD Term Loan B6, 5.242%, (US0001M + 3.000%), 06/07/2023	$552,836	0.1
297,428	Plaskolite, Inc. 1st Lien Term Loan, 5.747%, (US0001M + 3.500%), 11/03/2022	298,172	0.0
538,948	PQ Corporation 2018 Term Loan B, 4.742%, (US0001M + 2.500%), 02/08/2025	540,127	0.1
150,000	Schenectady International Group Inc. 2018 1st Lien Term Loan, 7.148%, (US0003M + 4.750%), 08/10/2025	150,469	0.0
150,000	Solenis International, LP 2018 1st Lien Term Loan, 6.311%, (US0003M + 4.000%), 12/26/2023	151,406	0.0
180,000	Starfruit Finco B.V 2018 USD Term Loan B, 5.511%, (US0003M + 3.250%), 09/20/2025	180,980	0.0
44,743	Tronox Blocked Borrower LLC Term Loan B, 5.242%, (US0001M + 3.000%), 09/22/2024	44,963	0.0
103,254	Tronox Finance LLC Term Loan B, 5.242%, (US0001M + 3.000%), 09/22/2024	103,759	0.0
533,254	Univar Inc. 2017 USD Term Loan B, 4.492%, (US0001M + 2.250%), 07/01/2024	535,180	0.1
		5,502,372	0.8
	Clothing/Textiles: 0.0%
250,000	Varsity Brands, Inc. 2017 Term Loan B, 5.898%, (US0001M + 3.500%), 12/15/2024	250,937	0.0
	Communications: 0.0%
300,000	Shutterfly, Inc., 5.000%, (US0001M + 2.750%), 08/17/2024	301,463	0.0

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of September 30, 2018 (Unaudited) (continued)

Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Consumer, Non-cyclical: 0.0%
232	Albany Molecular Research, Inc. 2017 1st Lien Term Loan, 5.492%, (US0001M + 3.250%), 08/30/2024	$233	0.0
86,074	Alvogen Pharma US, Inc. Term Loan, 6.980%, (US0003M + 5.000%), 04/02/2022	86,773	0.0
		87,006	0.0
	Containers & Glass Products: 0.9%
149,625	Albea Beauty Holdings S.A 2018 USD Term Loan B2, 5.195%, (US0003M + 2.750%), 04/22/2024	149,157	0.0
150,000	Ball Metalpack, LLC 2018 1st Lien Term Loan B, 6.742%, (US0001M + 4.500%), 07/24/2025	151,500	0.0
405,000	Berlin Packaging LLC 2018 1st Lien Term Loan, 5.160%, (US0001M + 3.000%), 11/07/2025	405,538	0.1
293,500	BWAY Holding Company 2017 Term Loan B, 5.581%, (US0003M + 3.250%), 04/03/2024	293,683	0.0
544,867	Consolidated Container Company LLC 2017 1st Lien Term Loan, 4.992%, (US0001M + 2.750%), 05/22/2024	547,676	0.1
148,125	Flex Acquisition Company, Inc. 1st Lien Term Loan, 5.337%, (US0003M + 3.000%), 12/29/2023	148,264	0.0
789,375	Flex Acquisition Company, Inc. 2018 Incremental Term Loan, 5.751%, (US0003M + 3.250%), 06/29/2025	791,842	0.1
386,620	Milacron LLC Amended Term Loan B, 4.742%, (US0001M + 2.500%), 09/28/2023	387,023	0.1
224,631	SIG Combibloc Group AG, 7.000%, (PRIME + 1.750%), 03/13/2022	225,333	0.0
150,000	Pelican Products, Inc. 2018 1st Lien Term Loan, 5.604%, (US0001M + 3.500%), 05/01/2025	150,351	0.0
Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Containers & Glass Products (continued)
398,618	Plastipak Packaging, Inc. 2018 Term Loan B, 4.750%, (US0001M + 2.500%), 10/14/2024	$399,532	0.1
147,375	Proampac PG Borrower LLC First Lien Term Loan, 5.777%, (US0003M + 3.500%), 11/18/2023	148,167	0.0
993,106	Reynolds Group Holdings Inc. USD 2017 Term Loan, 4.992%, (US0001M + 2.750%), 02/05/2023	998,761	0.2
149,250	Ring Container Technologies Group, LLC 1st Lien Term Loan, 4.992%, (US0001M + 2.750%), 10/31/2024	149,670	0.0
399,000	Titan Acquisition Limited 2018 Term Loan B, 5.242%, (US0001M + 3.000%), 03/28/2025	387,498	0.1
27,241	TricorBraun Holdings, Inc. 1st Lien Delayed Draw Term Loan, 8.000%, (PRIME + 2.750%), 11/30/2023	27,388	0.0
270,348	TricorBraun Holdings, Inc. 1st Lien Term Loan, 6.140%, (US0003M + 3.750%), 11/30/2023	271,813	0.0
547,873	Trident TPI Holdings, Inc. 2017 USD Term Loan B1, 5.492%, (US0001M + 3.250%), 10/17/2024	546,932	0.1
		6,180,128	0.9
	Cosmetics/Toiletries: 0.1%
150,000	Anastasia Parent, LLC 2018 Term Loan B, 5.883%, (US0001M + 3.750%), 08/02/2025	149,094	0.0
161,250	Rodan & Fields, LLC 2018 Term Loan B, 8.250%, (PRIME + 3.000%), 06/06/2025	163,114	0.0
298,492	Wellness Merger Sub, Inc. 1st Lien Term Loan, 6.529%, (US0003M + 4.250%), 06/30/2024	300,483	0.1
		612,691	0.1

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of September 30, 2018 (Unaudited) (continued)

Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Drugs: 0.3%
409,464	Alvogen Pharma US, Inc. 2018 Term Loan B, 6.990%, (US0001M + 4.750%), 04/02/2022	$412,791	0.1
574,925	Amneal Pharmaceuticals LLC 2018 Term Loan B, 5.750%, (US0001M + 3.500%), 05/04/2025	581,034	0.1
398,870	Endo Luxembourg Finance Company I S.a r.l. 2017 Term Loan B, 6.492%, (US0001M + 4.250%), 04/29/2024	402,360	0.0
452,826	Horizon Pharma, Inc. 2017 1st Lien Term Loan, 5.500%, (US0001M + 3.250%), 03/29/2024	457,071	0.1
		1,853,256	0.3
	Ecological Services & Equipment: 0.2%
249,322	4L Holdings, LLC 1st Lien Term Loan, 6.742%, (US0001M + 4.500%), 05/08/2020	244,491	0.0
493,103	ADS Waste Holdings Inc. Term Loan, 4.413%, (US0001W + 2.250%), 11/10/2023	495,415	0.1
249,375	Gopher Resource, LLC 1st Lien Term Loan, 5.492%, (US0001M + 3.250%), 03/06/2025	250,700	0.0
298,500	Wrangler Buyer Corp. Term Loan B, 4.992%, (US0001M + 2.750%), 09/27/2024	300,645	0.1
		1,291,251	0.2
	Electronics/Electrical: 2.3%
89,104	Aptean, Inc. 2017 1st Lien Term Loan, 6.640%, (US0003M + 4.250%), 12/20/2022	89,587	0.0
354,242	Avast Software B.V. 2018 USD Term Loan B, 4.886%, (US0003M + 2.500%), 09/30/2023	356,732	0.1
299,250	Barracuda Networks, Inc. 1st Lien Term Loan, 5.408%, (US0001M + 3.250%), 02/12/2025	300,091	0.0
Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Electronics/Electrical (continued)
710,000	BMC Software Finance, Inc. 2018 USD Term Loan B, 6.648%, (US0003M + 4.250%), 09/01/2025	$717,626	0.1
647,619	BMC Software Finance, Inc. USD 2017 1st Lien Term Loan, 5.492%, (US0001M + 3.250%), 09/10/2022	652,375	0.1
185,000	Cohu, Inc. 2018 Term Loan B, 5.398%, (US0003M + 3.000%), 09/20/2025	185,694	0.0
150,000	Compuware Corporation 2018 Term Loan B, 5.712%, (US0001M + 3.500%), 08/22/2025	151,500	0.0
400,000	Dynatrace LLC 2018 1st Lien Term Loan, 5.474%, (US0001M + 3.250%), 08/22/2025	403,188	0.1
100,000	Dynatrace LLC 2018 2nd Lien Term Loan, 9.224%, (US0003M + 7.000%), 08/21/2026	101,250	0.0
150,000	EagleView Technology Corporation 2018 Add On Term Loan B, 5.634%, (US0001M + 3.500%), 08/14/2025	150,344	0.0
150,000	Electrical Components International, Inc. 2018 1st Lien Term Loan, 6.636%, (US0003M + 4.250%), 06/26/2025	151,125	0.0
390,564	Epicor Software Corporation 1st Lien Term Loan, 5.500%, (US0001M + 3.250%), 06/01/2022	392,307	0.1
398,969	SkillSoft Corporation 1st Lien Term Loan, 6.992%, (US0001M + 4.750%), 04/28/2021	380,932	0.1
146,946	Eze Castle Software Inc. 2017 1st Lien Term Loan, 5.242%, (US0001M + 3.000%), 04/06/2020	147,589	0.0

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of September 30, 2018 (Unaudited) (continued)

Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Electronics/Electrical (continued)
569,734	Greeneden U.S. Holdings II, LLC 2018 USD Term Loan B, 5.742%, (US0001M + 3.500%), 12/01/2023	$573,562	0.1
437,764	Hyland Software, Inc. 2017 1st Lien Term Loan, 5.492%, (US0001M + 3.250%), 07/01/2022	441,275	0.1
397,315	Infor (US), Inc. Term Loan B6, 5.136%, (US0003M + 2.750%), 02/01/2022	398,840	0.1
624,638	Informatica Corporation 2018 USD Term Loan, 5.492%, (US0001M + 3.250%), 08/05/2022	629,546	0.1
816,881	Kronos Incorporated 2017 Term Loan B, 5.343%, (US0003M + 3.000%), 11/01/2023	821,757	0.1
150,000	Lumentum Holdings 2018 1st Lien Term Loan, 4.898%, (US0003M + 2.500%), 08/07/2025	151,500	0.0
117,105	MA FinanceCo., LLC USD Term Loan B3, 4.742%, (US0001M + 2.500%), 06/21/2024	116,666	0.0
150,000	Marketo, Inc. 2018 1st Lien Term Loan, 5.593%, (US0003M + 3.250%), 02/07/2025	150,469	0.0
125,909	MaxLinear, Inc. Term Loan B, 4.658%, (US0001M + 2.500%), 05/12/2024	126,063	0.0
926,340	McAfee, LLC 2017 USD Term Loan B, 6.742%, (US0001M + 4.500%), 09/30/2024	935,217	0.1
647,619	MH Sub I, LLC 2017 1st Lien Term Loan, 5.915%, (US0001M + 3.750%), 09/13/2024	653,054	0.1
150,000	MH Sub I, LLC 2017 2nd Lien Term Loan, 9.665%, (US0001M + 7.500%), 09/15/2025	151,969	0.0
100,000	Navex Global, Inc. 2018 2nd Lien Term Loan, 9.120%, (US0003M + 7.000%), 08/07/2026	100,750	0.0
Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Electronics/Electrical (continued)
150,000	Navex Global, Inc. 2018 Term Loan B, 5.370%, (US0003M + 3.250%), 08/08/2025	$150,063	0.0
150,000	Optiv Security, Inc. 1st Lien Term Loan, 5.500%, (US0001M + 3.250%), 02/01/2024	146,391	0.0
570,000	Quest Software US Holdings Inc. 2018 1st Lien Term Loan, 6.572%, (US0003M + 4.250%), 05/16/2025	572,280	0.1
115,000	Quest Software US Holdings Inc. 2018 2nd Lien Term Loan, 10.572%, (US0003M + 8.250%), 05/16/2026	114,396	0.0
546,371	Rackspace Hosting, Inc. 2017 Incremental 1st Lien Term Loan, 5.348%, (US0003M + 3.000%), 11/03/2023	540,127	0.1
250,000	Riverbed Technology, Inc. 2016 Term Loan, 5.500%, (US0001M + 3.250%), 04/24/2022	250,058	0.0
398,572	Rovi Solutions Corporation Term Loan B, 4.750%, (US0001M + 2.500%), 07/02/2021	399,278	0.1
397,750	RP Crown Parent LLC Term Loan B, 4.992%, (US0001M + 2.750%), 10/12/2023	400,134	0.1
790,841	Seattle Spinco, Inc. USD Term Loan B3, 4.742%, (US0001M + 2.500%), 06/21/2024	787,283	0.1
300,000	PowerSchool 2018 Term Loan B, 5.354%, (US0001M + 3.250%), 08/01/2025	300,375	0.1
772,372	SolarWinds Holdings, Inc. 2018 Term Loan B, 5.242%, (US0001M + 3.000%), 02/05/2024	777,440	0.1
140,000	SonicWALL, Inc. 1st Lien Term Loan, 5.822%, (US0003M + 3.500%), 05/16/2025	140,525	0.0

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of September 30, 2018 (Unaudited) (continued)

Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Electronics/Electrical (continued)
100,000	SonicWALL, Inc. 2nd Lien Term Loan, 9.822%, (US0003M + 7.500%), 05/18/2026	$99,583	0.0
151,047	SS&C Technologies Holdings Europe S.A.R.L. 2018 Term Loan B4, 4.492%, (US0001M + 2.250%), 04/16/2025	151,342	0.0
388,295	SS&C Technologies Inc. 2018 Term Loan B3, 4.492%, (US0001M + 2.250%), 04/16/2025	389,053	0.1
150,000	TriTech Software Systems 2018 Term Loan B, 5.992%, (US0001M + 3.750%), 08/29/2025	150,703	0.0
476,942	TTM Technologies, Inc. 2017 Term Loan, 4.604%, (US0001M + 2.500%), 09/28/2024	479,323	0.1
421,158	Veritas Bermuda Ltd. USD Repriced Term Loan B, 6.778%, (US0003M + 4.500%), 01/27/2023	410,968	0.1
100,000	Web.com Group, Inc. 2018 2nd Lien Term Loan, 10.148%, (US0003M + 7.750%), 09/14/2026	100,875	0.0
155,000	Web.com Group, Inc. 2018 Term Loan B, 6.148%, (US0003M + 3.750%), 09/14/2025	156,182	0.0
222,700	Xperi Corporation 2018 Term Loan B1, 4.742%, (US0001M + 2.500%), 12/01/2023	221,030	0.0
		16,168,417	2.3
	Energy: 0.0%
150,000	Moda Midstream - TL B 1L, 0.000%, (US0003M + 3.250%), 09/26/2025	151,594	0.0
	Financial: 0.0%
106,000	Blucora, Inc. 2017 Term Loan B, 5.242%, (US0001M + 3.000%), 05/22/2024	106,662	0.0
	Financial Intermediaries: 0.4%
150,000	Advisor Group, Inc. 2018 Term Loan, 5.908%, (US0001M + 3.750%), 08/15/2025	151,031	0.0
Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Financial Intermediaries (continued)
400,000	Blackhawk Network Holdings, Inc 2018 1st Lien Term Loan, 5.386%, (US0003M + 3.000%), 06/15/2025	$403,042	0.1
200,000	DTZ U.S. Borrower LLC 2018 Add On Term Loan B, 5.492%, (US0001M + 3.250%), 08/21/2025	200,917	0.0
299,250	Duff & Phelps Corporation 2017 Term Loan B, 5.492%, (US0001M + 3.250%), 02/13/2025	299,975	0.1
670,000	Edelman Financial Center, LLC 2018 1st Lien Term Loan, 5.592%, (US0003M + 3.250%), 07/21/2025	676,867	0.1
100,000	Edelman Financial Center, LLC 2018 2nd Lien Term Loan, 9.092%, (US0003M + 6.750%), 07/20/2026	102,375	0.0
494,406	First Eagle Holdings, Inc. 2017 1st Lien Term Loan B, 5.386%, (US0003M + 3.000%), 12/01/2022	498,964	0.1
133,847	Focus Financial Partners, LLC 2018 Incremental Term Loan, 4.742%, (US0001M + 2.500%), 07/03/2024	134,376	0.0
298,496	LPL Holdings, Inc. 2017 1st Lien Term Loan B, 4.424%, (US0001M + 2.250%), 09/23/2024	299,429	0.0
		2,766,976	0.4
	Food Products: 0.4%
150,000	8th Avenue Food & Provisions, Inc. 2018 1st Lien Term Loan, 6.148%, (US0003M + 3.750%), 09/20/2025	151,531	0.0
100,000	8th Avenue Food & Provisions, Inc. 2018 2nd Lien Term Loan, 10.148%, (US0003M + 7.750%), 09/20/2026	101,125	0.0
148,875	Atkins Nutritionals Holdings II, Inc. 2017 Term Loan B, 5.843%, (US0003M + 3.500%), 07/07/2024	150,178	0.0

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of September 30, 2018 (Unaudited) (continued)

Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Food Products (continued)
150,000	CH Guenther & Son, Incorporated 2018 Term Loan B, 4.992%, (US0001M + 2.750%), 03/31/2025	$150,328	0.0
448,875	IRB Holding Corp 1st Lien Term Loan, 5.460%, (US0002M + 3.250%), 02/05/2025	451,154	0.1
847,100	JBS USA, LLC 2017 Term Loan B, 4.844%, (US0003M + 2.500%), 10/30/2022	849,747	0.1
372,933	NPC International, Inc. 1st Lien Term Loan, 5.576%, (US0001M + 3.500%), 04/19/2024	374,876	0.1
300,000	Sigma Bidco B.V. 2018 USD Term Loan B, 5.114%, (US0001M + 3.000%), 07/02/2025	300,375	0.1
		2,529,314	0.4
	Food Service: 0.5%
547,853	1011778 B.C. Unlimited Liability Company Term Loan B3, 4.492%, (US0001M + 2.250%), 02/16/2024	548,684	0.1
150,000	Del Friscos Restaurant Group, Inc. 2018 Incremental Term Loan, 10.250%, (PRIME + 5.000%), 06/27/2025	148,500	0.0
150,000	Dhanani Group Inc. 2018 Term Loan B, 5.992%, (US0001M + 3.750%), 06/27/2025	150,187	0.0
150,000	Flynn Restaurant Group LP 1st Lien Term Loan, 5.874%, (US0001M + 3.500%), 06/27/2025	149,719	0.0
791,000	Golden Nugget, Inc. 2017 Incremental Term Loan B, 4.957%, (US0001M + 2.750%), 10/04/2023	795,350	0.1
419,375	Hearthside Food Solutions, LLC 2018 Term Loan B, 5.242%, (US0001M + 3.000%), 05/23/2025	418,664	0.1
Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Food Service (continued)
149,250	K-Mac Holdings Corp 2018 1st Lien Term Loan, 5.415%, (US0001M + 3.250%), 03/14/2025	$150,090	0.0
100,000	K-Mac Holdings Corp 2018 2nd Lien Term Loan, 8.915%, (US0001M + 6.750%), 03/16/2026	100,750	0.0
458,974	Manitowoc Foodservice, Inc. Term Loan B, 4.992%, (US0001M + 2.750%), 03/03/2023	462,317	0.1
150,000	Fogo de Chao Churrascaria Holdings LLC 2018 Term Loan, 6.742%, (US0001M + 4.500%), 04/07/2025	151,031	0.0
150,000	Restaurant Technologies, Inc. 2018 1st Lien Term Loan, 0.000%, (US0003M + 3.250%), 09/21/2025	150,844	0.0
149,625	Tacala, LLC 1st Lien Term Loan, 5.492%, (US0001M + 3.250%), 01/31/2025	150,537	0.1
100,000	Tacala, LLC 2nd Lien Term Loan, 9.242%, (US0001M + 7.000%), 01/30/2026	101,625	0.0
		3,478,298	0.5
	Food/Drug Retailers: 0.2%
398,242	Albertsons, LLC USD 2017 Term Loan B4, 4.992%, (US0001M + 2.750%), 08/25/2021	399,164	0.1
547,864	Albertsons, LLC USD 2017 Term Loan B6, 5.311%, (US0003M + 3.000%), 06/22/2023	548,617	0.1
149,625	EG Finco Limited 2018 USD Term Loan, 6.386%, (US0003M + 4.000%), 02/07/2025	150,420	0.0
149,625	EG Group Limited 2018 USD Term Loan B, 6.386%, (US0003M + 4.000%), 02/07/2025	149,905	0.0
147,750	Moran Foods LLC Term Loan, 8.242%, (US0001M + 6.000%), 12/05/2023	107,488	0.0

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of September 30, 2018 (Unaudited) (continued)

Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Food/Drug Retailers (continued)
150,000	Smart & Final Stores LLC 1st Lien Term Loan, 5.742%, (US0001M + 3.500%), 11/15/2022	$147,375	0.0
93,717	Supervalu Inc. 2017 Delayed Draw Term Loan, 5.742%, (US0001M + 3.500%), 06/08/2024	93,963	0.0
156,195	Supervalu Inc. 2017 Term Loan B, 5.742%, (US0001M + 3.500%), 06/08/2024	156,605	0.0
		1,753,537	0.2
	Health Care: 2.1%
249,368	Acadia Healthcare Company, Inc. 2018 Term Loan B3, 4.594%, (US0001M + 2.500%), 02/11/2022	251,342	0.0
545,394	Acadia Healthcare Company, Inc. 2018 Term Loan B4, 4.742%, (US0001M + 2.500%), 02/16/2023	549,777	0.1
430,000	ADMI Corp. 2018 Term Loan B, 5.492%, (US0001M + 3.250%), 04/30/2025	432,688	0.1
147,516	Air Methods Corporation 2017 Term Loan B, 5.886%, (US0003M + 3.500%), 04/21/2024	134,903	0.0
397,000	ATI Holdings Acquisition, Inc. 2016 Term Loan, 5.898%, (US0001M + 3.500%), 05/10/2023	399,233	0.1
249,357	Auris Luxembourg III S.a.r.l. 2017 USD Term Loan B7, 5.386%, (US0003M + 3.000%), 01/17/2022	253,098	0.0
470,000	Auris Luxembourg III S.a.r.l. 2018 USD Term Loan B, 6.148%, (US0003M + 3.750%), 07/20/2025	476,462	0.1
1,091,678	Change Healthcare Holdings LLC 2017 Term Loan B, 4.992%, (US0001M + 2.750%), 03/01/2024	1,096,530	0.2
Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Health Care (continued)
561,240	CHG Healthcare Services Inc. 2017 1st Lien Term Loan B, 5.306%, (US0001M + 3.000%), 06/07/2023	$564,923	0.1
148,500	Commerce Merger Sub, Inc. 2017 1st Lien Term Loan, 5.636%, (US0003M + 3.250%), 06/28/2024	149,243	0.0
375,000	Concentra Inc. 2018 1st Lien Term Loan, 4.860%, (US0001M + 2.750%), 06/01/2022	376,875	0.1
30,000	DentalCorp Perfect Smile ULC 1st Lien Delayed Draw Term Loan, 4.310%, (US0001M + 3.750%), 06/06/2025	30,281	0.0
120,000	DentalCorp Perfect Smile ULC 1st Lien Term Loan, 5.992%, (US0001M + 3.750%), 06/06/2025	121,125	0.0
250,000	Envision Healthcare Corp Term Loan B, 5.250%, (US0001M + 3.000%), 12/01/2023	250,311	0.0
396,760	ExamWorks Group, Inc. 2017 Term Loan, 5.468%, (US0001M + 3.250%), 07/27/2023	400,480	0.1
298,500	Global Medical Response, Inc. 2017 Term Loan B2, 6.415%, (US0001M + 4.250%), 03/14/2025	297,541	0.1
296,637	Global Medical Response, Inc. 2018 Term Loan B1, 5.383%, (US0001M + 3.250%), 04/28/2022	292,650	0.0
148,500	Greenway Health, LLC 2017 1st Lien Term Loan, 6.140%, (US0003M + 3.750%), 02/14/2024	148,686	0.0
547,857	Grifols Worldwide Operations USA, Inc. 2017 Acquisition Term Loan, 4.417%, (US0001W + 2.250%), 01/31/2025	551,281	0.1

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of September 30, 2018 (Unaudited) (continued)

Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Health Care (continued)
150,000	Inovalon Holdings, Inc. 2018 Term Loan B, 5.625%, (US0001M + 3.500%), 04/02/2025	$150,188	0.0
896,919	Jaguar Holding Company II 2018 Term Loan, 4.742%, (US0001M + 2.500%), 08/18/2022	898,601	0.1
499,370	Kinetic Concepts, Inc. 2017 USD Term Loan B, 5.636%, (US0003M + 3.250%), 02/02/2024	503,053	0.1
150,000	Lifescan Global Corporation 2018 1st Lien Term Loan, 8.398%, (US0003M + 6.000%), 09/27/2024	148,406	0.0
366,807	MPH Acquisition Holdings LLC 2016 Term Loan B, 5.136%, (US0003M + 2.750%), 06/07/2023	367,925	0.0
650,000	Ortho-Clinical Diagnostics SA 2018 Term Loan B, 5.492%, (US0001M + 3.250%), 06/30/2025	652,727	0.1
398,247	Parexel International Corporation Term Loan B, 4.992%, (US0001M + 2.750%), 09/27/2024	396,380	0.1
115,619	Pearl Intermediate Parent LLC 2018 1st Lien Term Loan, 4.915%, (US0001M + 2.750%), 02/14/2025	113,740	0.0
34,091	Pearl Intermediate Parent LLC 2018 Delayed Draw Term Loan, 2.082%, (US0003M + 2.750%), 02/14/2025	33,537	0.0
149,625	PharMerica Corporation 1st Lien Term Loan, 5.648%, (US0001M + 3.500%), 12/06/2024	150,747	0.0
147,000	nThrive, Inc. 2016 1st Lien Term Loan, 6.742%, (US0001M + 4.500%), 10/20/2022	147,919	0.0
298,487	Press Ganey Holdings, Inc. 2018 1st Lien Term Loan, 4.992%, (US0001M + 2.750%), 10/23/2023	300,166	0.0
Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Health Care (continued)
372,193	Prospect Medical Holdings, Inc. 2018 Term Loan B, 7.625%, (US0001M + 5.500%), 02/22/2024	$376,380	0.1
457,242	Select Medical Corporation 2017 Term Loan B, 4.901%, (US0001M + 2.750%), 03/01/2021	460,958	0.1
162,938	Sotera Health Holdings, LLC 2017 Term Loan, 5.242%, (US0001M + 3.000%), 05/15/2022	163,406	0.0
398,245	Surgery Center Holdings, Inc. 2017 Term Loan B, 5.648%, (US0003M + 3.250%), 09/02/2024	399,092	0.1
148,125	Team Health Holdings, Inc. 1st Lien Term Loan, 4.992%, (US0001M + 2.750%), 02/06/2024	144,237	0.0
148,500	Tecomet Inc. 2017 Repriced Term Loan, 5.620%, (US0001M + 3.500%), 05/01/2024	149,196	0.0
398,500	U.S. Anesthesia Partners, Inc. 2017 Term Loan, 5.242%, (US0001M + 3.000%), 06/23/2024	401,302	0.1
243,750	U.S. Renal Care, Inc. 2015 Term Loan B, 6.636%, (US0003M + 4.250%), 12/31/2022	238,113	0.0
731,250	Valeant Pharmaceuticals International, Inc. 2018 Term Loan B, 5.104%, (US0001M + 3.000%), 06/01/2025	735,820	0.1
399,203	Vizient, Inc. 1st Lien Term Loan B, 4.992%, (US0001M + 2.750%), 02/13/2023	401,798	0.1
298,874	Wink Holdco, Inc 1st Lien Term Loan B, 5.242%, (US0001M + 3.000%), 12/02/2024	298,407	0.0
		14,409,527	2.1

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of September 30, 2018 (Unaudited) (continued)

Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Home Furnishings: 0.1%
646,129	Prime Security Services Borrower, LLC 2016 1st Lien Term Loan, 4.992%, (US0001M + 2.750%), 05/02/2022	$649,987	0.1
64,513	Global Appliance Inc. Term Loan B, 6.250%, (US0001M + 4.000%), 09/29/2024	62,739	0.0
		712,726	0.1
	Industrial Equipment: 0.4%
139,402	Accudyne Industries, LLC 2017 Term Loan, 5.261%, (US0001M + 3.000%), 08/18/2024	140,157	0.0
419,019	Cortes NP Acquisition Corporation 2017 Term Loan B, 6.313%, (US0003M + 4.000%), 11/30/2023	421,507	0.1
215,974	EWT Holdings III Corp. 2017 Repriced Term Loan, 5.242%, (US0001M + 3.000%), 12/20/2024	217,661	0.0
147,105	ExGen Renewables IV, LLC Term Loan B, 5.320%, (US0003M + 3.000%), 11/28/2024	148,576	0.0
548,625	Filtration Group Corporation 2018 1st Lien Term Loan, 5.242%, (US0001M + 3.000%), 03/29/2025	552,797	0.1
631,105	Gardner Denver, Inc. 2017 USD Term Loan B, 4.992%, (US0001M + 2.750%), 07/30/2024	635,693	0.1
299,292	Kenan Advantage Group, Inc. 2015 Term Loan, 5.242%, (US0001M + 3.000%), 07/31/2022	299,900	0.1
83,002	Kenan Advantage Group, Inc. CAD Term Loan B, 5.242%, (US0001M + 3.000%), 07/31/2022	83,170	0.0
149,625	Robertshaw US Holding Corp 2018 1st Lien Term Loan, 5.750%, (US0001M + 3.500%), 02/28/2025	148,783	0.0
Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Industrial Equipment (continued)
149,625	Safe Fleet Holdings LLC 2018 1st Lien Term Loan, 5.110%, (US0001M + 3.000%), 02/01/2025	$148,526	0.0
150,000	Shape Technologies Group, Inc. Term Loan, 5.227%, (US0001M + 3.000%), 04/21/2025	150,094	0.0
		2,946,864	0.4
	Insurance: 1.1%
1,245,246	Acrisure, LLC 2017 Term Loan B, 6.592%, (US0003M + 4.250%), 11/22/2023	1,252,640	0.2
150,000	Alera Group Holdings, Inc. 2018 Term Loan B, 6.742%, (US0001M + 4.500%), 07/25/2025	152,250	0.0
568,740	Alliant Holdings I, Inc. 2018 Term Loan B, 5.148%, (US0001M + 3.000%), 05/09/2025	570,590	0.1
398,234	AmWINS Group, Inc. 2017 Term Loan B, 4.965%, (US0001M + 2.750%), 01/25/2024	399,798	0.1
547,870	Applied Systems, Inc. 2017 1st Lien Term Loan, 5.386%, (US0003M + 3.000%), 09/19/2024	551,789	0.1
150,000	Applied Systems, Inc. 2017 2nd Lien Term Loan, 9.386%, (US0003M + 7.000%), 09/19/2025	153,696	0.0
493,909	AssuredPartners, Inc. 2017 1st Lien Add-On Term Loan, 5.468%, (US0001M + 3.250%), 10/22/2024	495,350	0.1
398,500	CCC Information Services, Inc. 2017 1st Lien Term Loan, 5.250%, (US0001M + 3.000%), 04/27/2024	400,555	0.1
150,000	CCC Information Services, Inc. 2017 2nd Lien Term Loan, 8.992%, (US0001M + 6.750%), 04/27/2025	151,453	0.0

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of September 30, 2018 (Unaudited) (continued)

Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Insurance (continued)
150,000	Cetera Financial Group, Inc. 2018 Term Loan, 6.648%, (US0003M + 4.250%), 08/15/2025	$150,938	0.0
396,628	CH Hold Corp. 1st Lien Term Loan, 5.242%, (US0001M + 3.000%), 02/01/2024	399,603	0.1
710,000	Hub International Limited 2018 Term Loan B, 5.335%, (US0003M + 3.000%), 04/25/2025	712,019	0.1
397,117	NFP Corp. Term Loan B, 5.216%, (US0001M + 3.000%), 01/08/2024	397,613	0.0
807,509	Sedgwick, Inc. 1st Lien Term Loan, 4.992%, (US0001M + 2.750%), 03/01/2021	808,855	0.1
398,875	USI, Inc. 2017 Repriced Term Loan, 5.386%, (US0003M + 3.000%), 05/16/2024	399,445	0.0
330,000	Vertafore, Inc. 2018 1st Lien Term Loan, 5.492%, (US0001M + 3.250%), 07/02/2025	331,797	0.1
100,000	Vertafore, Inc. 2018 2nd Lien Term Loan, 9.492%, (US0001M + 7.250%), 07/02/2026	100,906	0.0
		7,429,297	1.1
	Leisure Good/Activities/Movies: 0.8%
490,000	24 Hour Fitness Worldwide, Inc. 2018 Term Loan B, 5.742%, (US0001M + 3.500%), 05/24/2025	494,083	0.1
150,000	Airxcel, Inc. 2018 1st Lien Term Loan, 6.742%, (US0001M + 4.500%), 04/25/2025	149,250	0.0
296,890	ClubCorp Club Operations, Inc. 2017 Incremental Term Loan, 5.136%, (US0003M + 2.750%), 09/18/2024	295,591	0.1
872,811	Crown Finance US, Inc. 2018 USD Term Loan, 4.742%, (US0001M + 2.500%), 02/28/2025	872,387	0.1
Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Leisure Good/Activities/ Movies (continued)
250,000	Delta 2 (LUX) S.a.r.l. 2018 USD Term Loan, 4.742%, (US0001M + 2.500%), 02/01/2024	$248,219	0.0
647,502	Equinox Holdings, Inc. 2017 1st Lien Term Loan, 5.242%, (US0001M + 3.000%), 03/08/2024	650,942	0.1
537,332	Fitness International, LLC 2018 Term Loan B, 5.492%, (US0001M + 3.250%), 04/18/2025	539,180	0.1
548,624	GVC Holdings PLC 2018 USD Term Loan B2, 4.742%, (US0001M + 2.500%), 03/29/2024	551,596	0.1
399,370	Kingpin Intermediate Holdings LLC 2018 Term Loan B, 5.750%, (US0001M + 3.500%), 07/03/2024	401,367	0.1
492,548	LTF Merger Sub, Inc. 2017 Term Loan B, 5.063%, (US0003M + 2.750%), 06/10/2022	495,011	0.1
243,114	NEP / NCP Holdco, Inc. Incremental Term Loan, 5.492%, (US0001M + 3.250%), 07/21/2022	243,519	0.0
130,000	Winnebago Industries, Inc. 2017 Term Loan, 5.760%, (US0001M + 3.500%), 11/08/2023	130,650	0.0
122,269	SRAM, LLC 2018 Term Loan B, 5.018%, (US0002M + 2.750%), 03/15/2024	123,146	0.0
250,000	Zodiac Pool Solutions LLC 2018 Term Loan B, 4.492%, (US0001M + 2.250%), 07/02/2025	251,458	0.0
		5,446,399	0.8
	Lodging & Casinos: 0.7%
148,500	Belmond Interfin Ltd. Dollar Term Loan, 4.992%, (US0001M + 2.750%), 07/03/2024	148,871	0.0

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of September 30, 2018 (Unaudited) (continued)

Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Lodging & Casinos (continued)
971,372	Caesars Resort Collection, LLC 2017 1st Lien Term Loan B, 4.992%, (US0001M + 2.750%), 12/22/2024	$977,703	0.1
298,492	CityCenter Holdings, LLC 2017 Term Loan B, 4.492%, (US0001M + 2.250%), 04/18/2024	299,185	0.0
298,122	Everi Payments Inc. Term Loan B, 5.242%, (US0001M + 3.000%), 05/09/2024	300,420	0.1
250,000	Golden Entertainment, Inc. 2017 1st Lien Term Loan, 5.080%, (US0001M + 3.000%), 10/20/2024	251,557	0.1
149,250	Golden Entertainment, Inc. 2017 1st Lien Term Loan, 5.250%, (US0001M + 3.000%), 10/20/2024	150,179	0.0
856,854	Scientific Games International, Inc. 2018 Term Loan B5, 5.034%, (US0002M + 2.750%), 08/14/2024	856,519	0.1
1,025,000	Stars Group Holdings B.V. (The) 2018 USD Incremental Term Loan, 5.886%, (US0003M + 3.500%), 07/10/2025	1,035,057	0.2
798,588	Station Casinos LLC 2016 Term Loan B, 4.750%, (US0001M + 2.500%), 06/08/2023	802,875	0.1
		4,822,366	0.7
	Nonferrous Metals/Minerals: 0.1%
464,253	Covia Holdings Corporation Term Loan, 6.136%, (US0003M + 3.750%), 06/01/2025	437,094	0.1
	Oil & Gas: 0.1%
150,000	Brazos Delaware II, LLC Term Loan B, 6.165%, (US0001M + 4.000%), 05/21/2025	149,766	0.0
140,000	Encino Acquisition Partners Holdings, LLC 2018 2nd Lien Term Loan, 9.148%, (US0003M + 6.750%), 09/21/2025	140,000	0.0
Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Oil & Gas (continued)
149,625	McDermott Technology Americas Inc 2018 1st Lien Term Loan, 7.242%, (US0001M + 5.000%), 05/10/2025	$151,720	0.0
298,500	Medallion Midland Acquisition, LLC 1st Lien Term Loan, 5.492%, (US0001M + 3.250%), 10/30/2024	296,774	0.1
28,266	MEG Energy Corp. 2017 Term Loan B, 5.750%, (US0001M + 3.500%), 12/31/2023	28,301	0.0
		766,561	0.1
	Publishing: 0.1%
1,636	McGraw-Hill Global Education Holdings, LLC 2016 Term Loan B, 6.094%, (US0001M + 4.000%), 05/04/2022	1,593	0.0
720,972	Meredith Corporation Term Loan B, 5.242%, (US0001M + 3.000%), 01/31/2025	726,330	0.1
		727,923	0.1
	Radio & Television: 0.3%
356,168	CBS Radio Inc. 2017 Term Loan B, 4.962%, (US0001M + 2.750%), 11/17/2024	353,494	0.1
571,674	A-L Parent LLC 2016 1st Lien Term Loan, 5.500%, (US0001M + 3.250%), 12/01/2023	578,820	0.1
64,055	Mission Broadcasting, Inc. 2017 Term Loan B2, 4.604%, (US0001M + 2.500%), 01/17/2024	64,276	0.0
449,902	Nexstar Broadcasting, Inc. 2017 Term Loan B2, 4.604%, (US0001M + 2.500%), 01/17/2024	452,340	0.1
350,000	Sinclair Television Group Inc. 2017 Term Loan B, 4.517%, (US0003M + 2.500%), 12/12/2024	349,116	0.0

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of September 30, 2018 (Unaudited) (continued)

Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Radio & Television (continued)
264,931	Univision Communications Inc. Term Loan C5, 4.992%, (US0001M + 2.750%), 03/15/2024	$258,024	0.0
		2,056,070	0.3
	Retailers (Except Food & Drug): 0.7%
249,306	Academy, Ltd. 2015 Term Loan B, 6.104%, (US0001M + 4.000%), 07/01/2022	194,563	0.0
298,498	Bass Pro Group, LLC Term Loan B, 7.242%, (US0001M + 5.000%), 09/25/2024	301,903	0.0
248,470	Belk, Inc. Term Loan B 1L, 6.883%, (US0001M + 4.750%), 12/12/2022	218,166	0.0
395,046	BJs Wholesale Club, Inc. 2017 1st Lien Term Loan, 5.148%, (US0001M + 3.000%), 02/03/2024	397,688	0.1
889,841	Harbor Freight Tools USA, Inc. 2018 Term Loan B, 4.742%, (US0001M + 2.500%), 08/18/2023	891,633	0.1
370,454	Jo-Ann Stores, Inc. 2016 Term Loan, 7.509%, (US0003M + 5.000%), 10/20/2023	373,232	0.1
100,000	Jo-Ann Stores, Inc. 2018 2nd Lien Term Loan, 11.432%, (US0001M + 9.250%), 05/21/2024	99,062	0.0
344,197	Leslies Poolmart, Inc. 2016 Term Loan, 5.695%, (US0002M + 3.500%), 08/16/2023	344,304	0.1
388,290	Mens Wearhouse, Inc. (The) 2018 Term Loan, 5.604%, (US0001M + 3.500%), 04/09/2025	390,231	0.1
603,200	National Vision, Inc. 2017 Repriced Term Loan, 4.742%, (US0001M + 2.500%), 11/20/2024	606,443	0.1
515,351	Party City Holdings Inc. 2018 Term Loan B, 5.139%, (US0001M + 2.750%), 08/19/2022	519,493	0.1
Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Retailers (Except Food & Drug) (continued)
243,750	Petco Animal Supplies, Inc. 2017 Term Loan B, 5.592%, (US0003M + 3.250%), 01/26/2023	$198,412	0.0
		4,535,130	0.7
	Steel: 0.0%
300,000	GrafTech Finance, Inc. 2018 Term Loan B, 5.742%, (US0001M + 3.500%), 02/12/2025	302,438	0.0
	Surface Transport: 0.2%
148,125	AI Mistral Holdco Limited 2017 Term Loan B, 5.242%, (US0001M + 3.000%), 03/09/2024	147,292	0.0
404,225	Navistar International Corporation 2017 1st Lien Term Loan B, 5.640%, (US0001M + 3.500%), 11/06/2024	406,494	0.1
298,872	PODS, LLC 2018 1st Lien Term Loan, 4.883%, (US0001M + 2.750%), 12/06/2024	299,880	0.0
361,986	Savage Enterprises LLC 2018 1st Lien Term Loan B, 6.600%, (US0001M + 4.500%), 08/01/2025	367,189	0.1
		1,220,855	0.2
	Technology: 0.1%
877,332	Almonde, Inc. - Term Loan B 1st Lien, 5.886%, (US0001M + 3.500%), 06/13/2024	878,908	0.1
	Telecommunications: 0.8%
547,750	Altice Financing SA USD 2017 1st Lien Term Loan, 4.908%, (US0001M + 2.750%), 01/31/2026	535,426	0.1
185,000	Asurion LLC 2017 2nd Lien Term Loan, 8.742%, (US0001M + 6.500%), 08/04/2025	190,319	0.0
229,855	Asurion LLC 2017 Term Loan B4, 5.242%, (US0001M + 3.000%), 08/04/2022	232,046	0.0

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of September 30, 2018 (Unaudited) (continued)

Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Telecommunications (continued)
997,418	Asurion LLC 2018 Term Loan B6, 5.242%, (US0001M + 3.000%), 11/03/2023	$1,005,626	0.2
500,000	Asurion LLC 2018 Term Loan B7, 5.398%, (US0001M + 3.000%), 11/03/2024	503,884	0.1
189,050	Avaya, Inc. 2018 Term Loan B, 6.408%, (US0001M + 4.250%), 12/15/2024	190,856	0.0
1,156,692	CenturyLink, Inc. 2017 Term Loan B, 4.992%, (US0001M + 2.750%), 01/31/2025	1,150,426	0.2
147,386	Global Tel*Link Corporation 1st Lien Term Loan, 6.386%, (US0003M + 4.000%), 05/23/2020	148,510	0.0
249,375	MTN Infrastructure TopCo Inc 1st Lien Term Loan B, 5.242%, (US0001M + 3.000%), 11/15/2024	250,193	0.0
548,498	Flexential Intermediate Corporation 2017 1st Lien Term Loan, 5.886%, (US0003M + 3.500%), 08/01/2024	542,784	0.1
149,250	Securus Technologies Holdings, Inc. 2017 1st Lien Term Loan, 6.742%, (US0001M + 4.500%), 11/01/2024	149,965	0.0
150,000	Speedcast International Limited Term Loan B, 4.886%, (US0003M + 2.500%), 05/02/2025	149,000	0.0
298,489	Sprint Communications, Inc. 1st Lien Term Loan B, 4.750%, (US0001M + 2.500%), 02/02/2024	299,422	0.0
398,998	Syniverse Holdings, Inc. 2018 1st Lien Term Loan, 7.148%, (US0001M + 5.000%), 03/09/2023	400,619	0.1
		5,749,076	0.8
Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Utilities: 0.2%
871,870	Calpine Construction Finance Company, L.P. 2017 Term Loan B, 4.742%, (US0001M + 2.500%), 01/15/2025	$873,583	0.2
63,483	Helix Gen Funding, LLC Term Loan B, 5.992%, (US0001M + 3.750%), 06/02/2024	59,686	0.0
141,643	Nautilus Power, LLC Term Loan B, 6.648%, (US0001M + 4.250%), 05/16/2024	142,218	0.0
		1,075,487	0.2
	Total Bank Loans (Cost $123,836,484)	123,959,633	18.0
FOREIGN GOVERNMENT BONDS: 2.7%
CLP 2,500,000,000	Bonos de la Tesoreria de la Republica en pesos, 4.500%, 03/01/2026	3,818,397	0.6
CLP 1,490,000,000	Bonos de la Tesoreria de la Republica en pesos, 5.000%, 03/01/2035	2,278,935	0.3
2,225,000	Dominican Republic International Bond, 6.000%-6.875%, 01/29/2026-07/19/2028	2,355,321	0.3
500,000 (1)	KSA Sukuk Ltd., 3.628%, 04/20/2027	484,247	0.1
750,000 (1)	Perusahaan Penerbit SBSN Indonesia III, 4.150%, 03/29/2027	725,250	0.1
8,997,500 (3)	Other Securities	8,648,480	1.3
	Total Foreign Government Bonds (Cost $19,152,026)	18,310,630	2.7
U.S. TREASURY OBLIGATIONS: 4.9%
	U.S. Treasury Bonds: 0.1%
559,000	3.125%, 05/15/2048	551,401	0.1
	U.S. Treasury Notes: 4.8%
2,854,000	2.625%, 08/31/2020	2,844,134	0.4
21,471,000	2.750%, 09/30/2020	21,444,161	3.1
6,940,000	2.875%, 08/15/2028	6,835,764	1.0

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of September 30, 2018 (Unaudited) (continued)

Principal Amount†		Value	Percentage of Net Assets
U.S. TREASURY OBLIGATIONS: (continued)
	U.S. Treasury Notes (continued)
1,941,000	2.750%-3.000%, 09/15/2021-09/30/2025	$1,939,247	0.3
		33,063,306	4.8
	Total U.S. Treasury Obligations (Cost $33,716,044)	33,614,707	4.9
U.S. GOVERNMENT AGENCY OBLIGATIONS(10): 14.4%
	Federal Home Loan Mortgage Corporation: 3.5%
24,300,000 (11)	3.500%, 10/01/2048	23,911,769	3.5
	Federal National Mortgage Association: 8.9%(10)
13,200,000 (11)	3.000%, 10/01/2044	12,632,453	1.8
26,282,000 (11)	4.000%, 10/01/2044	26,540,040	3.9
21,475,000 (11)	4.500%, 10/01/2048	22,157,000	3.2
8,390	5.500%, 10/01/2039	9,067	0.0
		61,338,560	8.9
	Government National Mortgage Association: 2.0%
13,700,000 (11)	4.500%, 11/01/2048	14,149,532	2.0
	Total U.S. Government Agency Obligations (Cost $99,386,052)	99,399,861	14.4
ASSET-BACKED SECURITIES: 19.8%
	Automobile Asset-Backed Securities: 0.4%
166,000	Santander Drive Auto Receivables Trust 2015-1 D, 3.240%, 04/15/2021	166,205	0.0
2,500,000 (1)	Santander Drive Auto Receivables Trust 2018-1 E, 4.370%, 05/15/2025	2,455,420	0.4
		2,621,625	0.4
	Home Equity Asset-Backed Securities: 0.4%
572,508	GSAA Home Equity Trust 2006-3 A3, 2.516%, (US0001M + 0.300%), 03/25/2036	427,735	0.1
911,144	Nomura Home Equity Loan, Inc. Home Equity Loan Trust Series 2007-1 2A4A, 2.446%, (US0001M + 0.230%), 02/25/2037	825,560	0.1
2,168,530	Other Securities	1,626,180	0.2
		2,879,475	0.4
	Other Asset-Backed Securities: 17.4%
3,400,303 (1)	Ajax Mortgage Loan Trust 2018-A A, 3.850%, 04/25/2058	3,379,438	0.5
Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		Other Asset-Backed Securities (continued)
4,000,000	(1)(5)	Ajax Mortgage Loan Trust 2018-C A, 4.360%, 09/25/2065	$4,010,000	0.6
190,000 (1)		ALM VII R-2 Ltd. 2013-7R2A A2R, 4.339%, (US0003M + 2.000%), 10/15/2027	190,060	0.0
2,000,000 (1)		AMMC CLO XI Ltd. 2012-11A CR2, 4.239%, (US0003M + 1.900%), 04/30/2031	1,998,402	0.3
120,000 (1)		Apidos CLO XVII 2014-17A A2R, 4.186%, (US0003M + 1.850%), 04/17/2026	120,029	0.0
200,000 (1)		Apidos CLO XVII 2014-17A BR, 4.836%, (US0003M + 2.500%), 04/17/2026	200,392	0.1
2,250,000 (1)		Apidos CLO XVIII 2018-18A C, 0.000%, (US0003M + 2.200%), 10/22/2030	2,250,000	0.3
2,250,000 (1)		Apidos CLO XXIX 2018-29A B, 4.292%, (US0003M + 1.900%), 07/25/2030	2,238,831	0.3
1,100,000 (1)		Ares XLII Clo Ltd. 2017-42A C, 4.547%, (US0003M + 2.200%), 01/22/2028	1,102,138	0.1
500,000 (1)		Ares XXIX CLO Ltd. 2014-1A BR, 4.636%, (US0003M + 2.300%), 04/17/2026	500,362	0.1
1,250,000 (1)		Ares XXVIIIR CLO Ltd. 2018-28RA C, 4.571%, (US0003M + 2.150%), 10/17/2030	1,249,968	0.2
750,000 (1)		Atrium CDO Corp. 12A CR, 3.997%, (US0003M + 1.650%), 04/22/2027	743,371	0.1
1,250,000 (1)		Atrium CDO Corp. 12A DR, 5.147%, (US0003M + 2.800%), 04/22/2027	1,245,522	0.2
250,000 (1)		Avery Point IV CLO Ltd. 2014-1A CR, 4.685%, (US0003M + 2.350%), 04/25/2026	250,291	0.0

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of September 30, 2018 (Unaudited) (continued)

Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities (continued)
250,000 (1)	Babson CLO Ltd. 2014-IA BR, 4.548%, (US0003M + 2.200%), 07/20/2025	$250,099	0.0
2,500,000 (1)	Babson CLO Ltd. 2016-IA CR, 4.301%, (US0003M + 2.100%), 07/23/2030	2,499,772	0.4
2,000,000 (1)	Babson CLO Ltd. 2018-3A C, 3.970%, (US0003M + 1.900%), 07/20/2029	1,976,454	0.3
2,000,000 (1)	Benefit Street Partners CLO V-B Ltd. 2018-5BA B, 4.267%, (US0003M + 2.150%), 04/20/2031	1,999,902	0.3
500,000 (1)	Benefit Street Partners CLO VII Ltd. 2015-VIIA CR, 4.733%, (US0003M + 2.400%), 07/18/2027	495,791	0.1
280,000 (1)	BlueMountain CLO 2012-2A BR, 4.222%, (US0003M + 1.900%), 11/20/2028	280,157	0.0
1,000,000 (1)	BlueMountain CLO 2013-2A CR, 4.297%, (US0003M + 1.950%), 10/22/2030	989,834	0.1
1,200,000 (1)	BlueMountain CLO 2014-2A CR2 Ltd., 0.000%, (US0003M + 2.200%), 10/20/2030	1,200,000	0.2
1,000,000 (1)	BlueMountain CLO 2014-2A DR, 5.348%, (US0003M + 3.000%), 07/20/2026	999,963	0.2
1,000,000 (1)	BlueMountain CLO 2015-4 CR Ltd., 4.248%, (US0003M + 1.900%), 04/20/2030	994,977	0.1
2,000,000 (1)	BlueMountain CLO XXII Ltd. 2018-1A C, 4.389%, (US0003M + 2.050%), 07/30/2030	1,999,942	0.3
1,000,000 (1)	BlueMountain CLO 2013-3A DR, 5.239%, (US0003M + 2.900%), 10/29/2025	999,960	0.1
2,000,000 (1)	BlueMountain CLO 2016-1 Ltd. 2016-1A DR, 4.998%, (US0003M + 2.650%), 04/20/2027	1,982,740	0.3
Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities (continued)
350,000 (1)	Bristol Park CLO Ltd. 2016-1A B, 4.239%, (US0003M + 1.900%), 04/15/2029	$350,960	0.1
750,000 (1)	Buttermilk Park CLO Ltd. 2018-1A C, 4.438%, (US0003M + 2.100%), 10/15/2031	749,989	0.1
1,500,000 (1)	Carlyle Global Market Strategies CLO 2015-3A CR Ltd., 5.189%, (US0003M + 2.850%), 07/28/2028	1,499,942	0.2
150,000 (1)	Carlyle Global Market Strategies CLO Ltd. 2012-4A BR, 4.248%, (US0003M + 1.900%), 01/20/2029	150,164	0.0
2,000,000 (1)	Carlyle Global Market Strategies CLO 2015-2A CR Ltd., 4.587%, (US0003M + 2.250%), 04/27/2027	1,984,982	0.3
250,000 (1)	Cedar Funding II CLO Ltd. 2013-1A CR, 4.677%, (US0003M + 2.350%), 06/09/2030	250,602	0.0
500,000 (1)	Cedar Funding IV CLO Ltd. 2014-4A CR, 4.597%, (US0003M + 2.250%), 07/23/2030	500,410	0.1
1,000,000 (1)	Cent CLO C17A BR Ltd., 4.203%, (US0003M + 1.850%), 04/30/2031	994,968	0.1
1,000,000 (1)	Chenango Park CLO Ltd. 2018-1AB, 4.189%, (US0003M + 1.850%), 04/15/2030	997,101	0.2
1,000,000 (1)	CIFC Funding 2014-3A DR, 5.497%, (US0003M + 3.150%), 07/22/2026	1,000,163	0.2
250,000 (1)	CIFC Funding 2017-2A C, 4.698%, (US0003M + 2.350%), 04/20/2030	250,696	0.0

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of September 30, 2018 (Unaudited) (continued)

Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities (continued)
1,100,000	Countrywide Asset-Backed Certificates 2005-AB2 M1, 2.921%, (US0001M + 0.705%), 09/25/2035	$1,069,033	0.2
1,750,000 (1)	Cumberland Park CLO Ltd. 2015-2A CR, 4.148%, (US0003M + 1.800%), 07/20/2028	1,742,608	0.2
500,000 (1)	Cumberland Park CLO Ltd. 2015-2A DR, 5.048%, (US0003M + 2.700%), 07/20/2028	495,911	0.1
1,089,000 (1)	Domino’s Pizza Master Issuer LLC 2017-1A A23, 4.118%, 07/25/2047	1,072,801	0.2
648,375 (1)	Domino’s Pizza Master Issuer LLC 2018-1A A2I, 4.116%, 07/25/2048	645,383	0.1
1,246,875 (1)	Driven Brands Funding, LLC 2018-1A A2, 4.739%, 04/20/2048	1,241,486	0.2
280,000 (1)	Dryden 33 Senior Loan Fund 2014-33A BR, 4.189%, (US0003M + 1.850%), 10/15/2028	280,247	0.0
1,750,000 (1)	Dryden 55 CLO Ltd. 2018-55A C, 3.941%, (US0003M + 1.900%), 04/15/2031	1,742,181	0.3
1,000,000 (1)	Dryden 60 CLO Ltd. 2018-60A C, 4.215%, (US0003M + 2.050%), 07/15/2031	999,943	0.1
2,000,000 (1)	Dryden 65 CLO Ltd. 2018-65A C, 0.000%, (US0003M + 2.100%), 07/18/2030	1,999,664	0.3
250,000 (1)	Dryden Senior Loan Fund 2017-47A C, 4.539%, (US0003M + 2.200%), 04/15/2028	250,771	0.0
1,150,000 (1)	Dryden XXV Senior Loan Fund 2012-25A DRR, 5.339%, (US0003M + 3.000%), 10/15/2027	1,150,138	0.2
750,000 (1)	Dryden XXVI Senior Loan Fund 2013-26A CR, 4.198%, (US0003M + 1.850%), 04/15/2029	747,767	0.1
Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities (continued)
250,000 (1)	Flatiron CLO Ltd. 2013-1A A2R, 3.986%, (US0003M + 1.650%), 01/17/2026	$250,065	0.0
250,000 (1)	Flatiron CLO Ltd. 2013-1A BR, 4.686%, (US0003M + 2.350%), 01/17/2026	250,071	0.1
750,000 (1)	Galaxy XXII CLO Ltd. 2016-22A DR, 5.439%, (US0003M + 3.100%), 07/16/2028	750,009	0.1
1,000,000 (1)	Invitation Homes 2018-SFR1 D Trust, 3.608%, (US0001M + 1.450%), 03/17/2037	1,000,666	0.2
5,000,000 (1)	Invitation Homes 2018-SFR3 D Trust, 3.808%, (US0001M + 1.650%), 07/17/2037	5,048,132	0.7
250,000 (1)	Jay Park CLO Ltd. 2016-1A B, 4.748%, (US0003M + 2.400%), 10/20/2027	250,144	0.0
2,000,000 (1)	LCM XIV L.P. 14A CR, 4.250%, (US0003M + 1.850%), 07/20/2031	1,985,706	0.3
1,350,000 (1)	LCM XVIII L.P. 18A CR, 4.198%, (US0003M + 1.850%), 04/20/2031	1,346,645	0.3
1,000,000 (1)	LCM XX L.P. 20A-CR, 4.289%, (US0003M + 1.950%), 10/20/2027	1,000,000	0.1
1,500,000 (1)	LCM XX L.P. 20A-DR, 5.139%, (US0003M + 2.800%), 10/20/2027	1,500,000	0.2
1,000,000 (1)	Madison Park Funding XIII Ltd. 2014-13A CR2, 4.242%, (US0003M + 1.900%), 04/19/2030	994,127	0.1
1,000,000 (1)	Magnetite VIII Ltd. 2014-8A CR2, 4.189%, (US0003M + 1.850%), 04/15/2031	993,630	0.1
2,000,000 (1)	Magnetite XV Ltd. 2015-15A CR, 4.135%, (US0003M + 1.800%), 07/25/2031	1,984,304	0.3
1,364,016 (1)	Mosaic Solar Loan Trust 2018-1A A, 4.010%, 06/22/2043	1,353,956	0.2

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of September 30, 2018 (Unaudited) (continued)

Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities (continued)
2,000,000 (1)	Mosaic Solar Loan Trust 2018-2-GS B, 4.740%, 02/22/2044	$1,987,437	0.3
750,000 (1)	Neuberger Berman CLO XXII Ltd. 2016-22A CR, 4.649%, (US0003M + 2.200%), 10/17/2030	750,000	0.1
700,000 (1)	Ocean Trails CLO IV 2013-4A DR, 5.338%, (US0003M + 3.000%), 08/13/2025	700,111	0.1
1,750,000 (1)	Octagon Investment Partners 32 Ltd. 2017-1A C, 4.589%, (US0003M + 2.250%), 07/15/2029	1,755,476	0.3
600,000 (1)	Octagon Investment Partners 33 Ltd. 2017-1A B, 4.198%, (US0003M + 1.850%), 01/20/2031	599,999	0.1
250,000 (1)	Octagon Investment Partners XIX Ltd. 2014-1A CR, 4.439%, (US0003M + 2.100%), 04/15/2026	250,011	0.0
1,000,000 (1)	Octagon Investment Partners XXIII Ltd. 2015-1A CR, 4.189%, (US0003M + 1.850%), 07/15/2027	999,711	0.1
1,545,000 (1)	OHA Credit Partners IX Ltd 2013-9A DR, 5.648%, (US0003M + 3.300%), 10/20/2025	1,545,247	0.2
1,080,000 (1)	OHA Loan Funding Ltd. 2015-1A BR, 4.114%, (US0003M + 1.800%), 08/15/2029	1,080,329	0.2
340,000 (1)	OHA Loan Funding Ltd. 2016-1A B1, 4.148%, (US0003M + 1.800%), 01/20/2028	340,264	0.0
300,000 (1)	Palmer Square CLO 2013-2A BR Ltd., 4.586%, (US0003M + 2.250%), 10/17/2027	300,066	0.0
1,250,000 (1)	Palmer Square CLO 2013-2A BRR Ltd., 4.649%, (US0003M + 2.200%), 10/17/2031	1,250,000	0.2
Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		Other Asset-Backed Securities (continued)
500,000 (1)		Palmer Square CLO 2015-1A BR Ltd., 4.862%, (US0003M + 2.550%), 05/21/2029	$501,903	0.1
300,000 (1)		Palmer Square CLO 2015-2A BR Ltd., 4.748%, (US0003M + 2.400%), 07/20/2030	300,474	0.1
685,000 (1)		Palmer Square Loan Funding 2017-1A D Ltd., 7.189%, (US0003M + 4.850%), 10/15/2025	669,703	0.1
1,000,000 (1)		Palmer Square Loan Funding 2018-1A D Ltd., 6.289%, (US0003M + 3.950%), 04/15/2026	982,765	0.1
1,000,000 (1)		Palmer Square Loan Funding 2018-1A E Ltd., 8.239%, (US0003M + 5.900%), 04/15/2026	999,221	0.2
1,500,000	(1)(11)	Palmer Square Loan Funding 2018-2A C Ltd., 4.310%, (US0003M + 1.950%), 07/15/2026	1,470,161	0.2
3,000,000 (1)		Palmer Square Loan Funding 2018-4 D Ltd., 0.000%, (US0003M + 4.250%), 11/15/2026	2,999,997	0.4
600,000 (1)		Planet Fitness Master Issuer LLC 2018-1A A2I, 4.262%, 09/05/2048	600,110	0.1
400,000 (1)		Progress Residential 2015-SFR2 E, 4.427%, 06/12/2032	399,592	0.1
670,000 (1)		Recette CLO Ltd. 2015-1A DR, 5.098%, (US0003M + 2.750%), 10/20/2027	667,550	0.1
2,050,000 (1)		Sofi Consumer Loan Program 2018-2 C Trust, 4.250%, 04/26/2027	2,034,255	0.3
120,000 (1)		Symphony CLO Ltd. 2016-18A B, 4.147%, (US0003M + 1.800%), 01/23/2028	120,240	0.0

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of September 30, 2018 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		Other Asset-Backed Securities (continued)
1,200,000 (1)		Symphony Credit Opportunities Fund Ltd. 2015-2A CR, 4.438%, (US0003M + 2.260%), 07/15/2028	$1,199,975	0.2
1,000,000 (1)		TCI-Flatiron Clo 2017-1A C Ltd., 4.162%, (US0003M + 1.850%), 11/17/2030	993,184	0.1
2,500,000 (1)		TES LLC 2017-1A B, 7.740%, 10/20/2047	2,527,287	0.4
250,000 (1)		Thacher Park CLO Ltd. 2014-1A CR, 4.548%, (US0003M + 2.200%), 10/20/2026	250,116	0.0
2,000,000 (1)		THL Credit Wind River 2014-1 CRR CLO Ltd., 4.305%, (US0003M + 1.950%), 07/18/2031	1,984,492	0.3
2,250,000 (1)		THL Credit Wind River 2014-3A CR2 CLO Ltd., 0.000%, (US0003M + 2.300%), 10/22/2031	2,250,000	0.3
1,000,000		THL Credit Wind River 2016-1A CR CLO Ltd., 4.448%, (US0003M + 2.100%), 07/15/2028	999,903	0.1
350,000 (1)		THL Credit Wind River 2017-1A C CLO Ltd., 4.633%, (US0003M + 2.300%), 04/18/2029	350,764	0.1
300,000 (1)		THL Credit Wind River 2017-2A A CLO Ltd., 3.578%, (US0003M + 1.230%), 07/20/2030	300,262	0.0
1,250,000 (1)		THL Credit Wind River 2018-2A C Clo Ltd., 4.311%, (US0003M + 2.200%), 07/15/2030	1,249,928	0.2
2,000,000	(1)(5)	Towd Point Mortgage Trust 2015-6 M2, 3.750%, 04/25/2055	1,969,031	0.3
600,000	(1)(5)	Towd Point Mortgage Trust 2017-6 M2, 3.250%, 10/25/2057	549,218	0.1
1,500,000 (1)		Upland CLO Ltd. 2016-1A BR, 4.198%, (US0003M + 1.850%), 04/20/2031	1,498,371	0.2
Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		Other Asset-Backed Securities (continued)
1,295,000 (1)		Venture XX CLO Ltd. 2015-20A CR, 4.239%, (US0003M + 1.900%), 04/15/2027	$1,292,718	0.2
2,000,000 (1)		West CLO 2014-2A BR Ltd., 4.089%, (US0003M + 1.750%), 01/16/2027	1,999,914	0.3
			119,743,545	17.4
		Student Loan Asset-Backed Securities: 1.6%
551,859 (1)		Earnest Student Loan Program, LLC 2017-A C, 4.130%, 01/25/2041	513,421	0.1
1,086,000 (1)		ELFI Graduate Loan Program 2018-A B LLC, 4.000%, 08/25/2042	1,053,148	0.1
750,000 (1)		Navient Private Education Refi Loan Trust 2018-CA B, 4.220%, 06/16/2042	742,525	0.1
4,000,000 (1)		SMB Private Education Loan Trust 2014-A C, 4.500%, 09/15/2045	3,842,981	0.6
1,000,000 (1)		SMB Private Education Loan Trust 2017-A B, 3.500%, 06/17/2041	962,870	0.1
1,000,000	(1)(5)	SoFi Professional Loan Program 2017-A C, 4.430%, 03/26/2040	982,973	0.2
1,000,000	(1)(5)	SoFi Professional Loan Program 2017-C C, 4.210%, 07/25/2040	973,426	0.1
1,000,000 (1)		SoFi Professional Loan Program 2017-E C LLC, 4.160%, 11/26/2040	969,941	0.1
1,000,000 (1)		Sofi Professional Loan Program 2018-D BFX Trust, 4.140%, 02/25/2048	1,000,254	0.2
			11,041,539	1.6
		Total Asset-Backed Securities (Cost $136,562,922)	136,286,184	19.8
COMMERCIAL MORTGAGE-BACKED SECURITIES: 18.1%
5,000,000 (1)		Atrium Hotel Portfolio Trust 2018-ATRM D, 4.458%, (US0001M + 2.300%), 06/15/2035	5,028,399	0.7

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of September 30, 2018 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
5,320,000 (1)		BANK 2017-BNK4 E, 3.357%, 05/15/2050	$3,670,608	0.5
5,320,000	(1)(5)(7)	BANK 2017-BNK4 XE, 1.632%, 05/15/2050	516,013	0.1
1,600,000	(1)(5)	BANK 2017-BNK6 E, 2.793%, 07/15/2060	978,418	0.1
3,290,000	(1)(5)(7)	BANK 2017-BNK6 XE, 1.500%, 07/15/2060	344,000	0.1
75,478,383	(5)(7)	BANK 2018-BNK12 XA, 0.483%, 05/15/2061	1,867,592	0.3
1,000,000	(1)(5)	BAMLL RE-Remic Trust 2014-FRR8 A, 2.200%, 11/26/2047	823,074	0.1
1,458,000	(1)(5)	Bear Stearns Commercial Mortgage Securities Trust 2006-TOP22 F, 5.911%, 04/12/2038	1,488,393	0.2
500,000 (1)		BXMT 2017-FL1 C Ltd., 4.108%, (US0001M + 1.950%), 06/15/2035	504,376	0.1
1,500,000 (1)		BXMT 2017-FL1 D Ltd., 4.858%, (US0001M + 2.700%), 06/15/2035	1,521,616	0.2
8,269,518	(5)(7)	CD 2016-CD1 Mortgage Trust XA, 1.562%, 08/10/2049	682,678	0.1
14,660,000	(1)(5)(7)	CD 2016-CD1 Mortgage Trust XB, 0.816%, 08/10/2049	703,420	0.1
1,000,000	(1)(5)	Citigroup Commercial Mortgage Trust 2013-GC17 D, 5.263%, 11/10/2046	969,700	0.1
27,870,032	(5)(7)	Citigroup Commercial Mortgage Trust 2017-C4 XA, 1.269%, 10/12/2050	1,991,149	0.3
3,000,000 (5)		COMM 2012-CCRE2 C Mortgage Trust, 4.993%, 08/15/2045	3,013,830	0.4
4,048,744	(5)(7)	COMM 2012-CR1 XA, 2.048%, 05/15/2045	223,674	0.0
11,448,716	(5)(7)	COMM 2012-CR3 XA, 2.036%, 10/15/2045	694,818	0.1
984,490	(5)(7)	COMM 2012-CR4 XA, 1.941%, 10/15/2045	54,851	0.0
7,314,347	(1)(5)(7)	COMM 2012-LTRT XA, 1.117%, 10/05/2030	214,669	0.0
1,500,000	(1)(5)	COMM 2013-LC6 D Mortgage Trust, 4.406%, 01/10/2046	1,434,882	0.2
Principal Amount†			Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
6,213,074	(5)(7)	COMM 2014-UBS3 XA, 1.440%, 06/10/2047	$281,432	0.1
7,147,103	(5)(7)	COMM 2016-COR1 XA, 1.617%, 10/10/2049	585,029	0.1
2,845,424	(5)(7)	COMM 2016-CR28 XA, 0.706%, 02/10/2049	105,151	0.0
1,000,000 (5)		COMM 2017-COR2 C, 4.715%, 09/10/2050	999,119	0.2
21,583,065	(5)(7)	COMM 2017-COR2 XA, 1.333%, 09/10/2050	1,775,667	0.3
3,962,000	(1)(5)	Core Industrial Trust 2015-TEXW E, 3.977%, 02/10/2034	3,911,845	0.6
11,346,790	(5)(7)	CSAIL 2017-CX9 XA Commercial Mortgage Trust, 1.036%, 09/15/2050	513,458	0.1
49,222,093	(5)(7)	CSAIL 2018-CX12 XA Commercial Mortgage Trust, 0.785%, 08/15/2051	2,340,767	0.3
3,170,000	(1)(5)	DBJPM 16-C3 F Mortgage Trust, 4.384%, 08/10/2049	2,232,530	0.3
3,560,000	(1)(5)	DBJPM 16-C3 G Mortgage Trust, 4.384%, 08/10/2049	1,756,703	0.3
6,667,476	(5)(7)	Freddie Mac Multifamily Structured Pass Through Certificates K006 BX1, 5.542%, 02/25/2020	454,720	0.1
13,450,000	(5)(7)	Freddie Mac Multifamily Structured Pass Through Certificates K011 X3, 2.659%, 12/25/2043	714,223	0.1
16,928,081	(5)(7)	Freddie Mac Multifamily Structured Pass Through Certificates K014 X3, 3.307%, 02/25/2042	1,312,642	0.2
23,269,844	(5)(7)	Freddie Mac Multifamily Structured Pass Through Certificates K016 X1, 1.668%, 10/25/2021	857,754	0.1
19,240,000	(5)(7)	Freddie Mac Multifamily Structured Pass Through Certificates K016 X3, 2.665%, 11/25/2041	1,387,849	0.2
10,470,000	(5)(7)	Freddie Mac Multifamily Structured Pass Through Certificates K035 X3, 1.852%, 12/25/2041	827,908	0.1

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of September 30, 2018 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
48,321,960	(5)(7)	Freddie Mac Multifamily Structured Pass Through Certificates K709 X3, 1.760%, 04/25/2045	$375,819	0.1
8,937,711	(5)(7)	Freddie Mac Multifamily Structured Pass Through Certificates K715 X3, 2.084%, 02/25/2041	419,854	0.1
20,330,706	(5)(7)	Freddie Mac Multifamily Structured Pass Through Certificates KC01 X3, 3.969%, 01/25/2026	2,827,015	0.4
693,566	(1)(7)	FREMF Mortgage Trust 2012-K17 X2A, 0.100%, 12/25/2044	1,724	0.0
203,197,429	(1)(7)	FREMF Mortgage Trust 2014-K714 X2B, 0.100%, 01/25/2047	369,758	0.0
2,000,000 (1)		GPT 2018-GPP E Mortgage Trust, 4.628%, (US0001M + 2.470%), 06/15/2035	2,009,039	0.3
2,000,000 (1)		GS Mortgage Securities Corp. II 2018-RIVR F, 4.258%, (US0001M + 2.100%), 07/15/2035	1,983,903	0.3
2,500,000 (1)		GS Mortgage Securities Corp. II 2018-RIVR G, 4.758%, (US0001M + 2.600%), 07/15/2035	2,482,572	0.4
1,010,000	(1)(5)	GS Mortgage Securities Trust 2016-GS4 D, 3.233%, 11/10/2049	839,077	0.1
2,000,000 (1)		J.P. Morgan Chase Commercial Mortgage Securities Trust 2018-WPT FFX, 5.542%, 07/05/2033	1,958,350	0.3
8,490,000	(1)(5)(7)	JP Morgan Chase Commercial Mortgage Securities Corp. 2012-LC9 XB, 0.414%, 12/15/2047	110,216	0.0
124,145 (5)		JP Morgan Chase Commercial Mortgage Securities Trust 2004-CIBC9 E, 5.470%, 06/12/2041	125,538	0.0
500,000	(1)(5)	JP Morgan Chase Commercial Mortgage Securities Trust 2011-C4 C, 5.583%, 07/15/2046	520,294	0.1
Principal Amount†			Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
6,150,000	(1)(5)	JP Morgan Chase Commercial Mortgage Securities Trust 2011-C4 F, 3.873%, 07/15/2046	$6,018,872	0.9
5,832,721	(5)(7)	JP Morgan Chase Commercial Mortgage Securities Trust 2012-CIBX XA, 2.066%, 06/15/2045	213,466	0.0
2,000,000 (5)		JP Morgan Chase Commercial Mortgage Securities Trust 2013-C10 D, 4.256%, 12/15/2047	1,882,920	0.3
1,000,000	(1)(5)	JP Morgan Chase Commercial Mortgage Securities Trust 2013-C10 E, 3.500%, 12/15/2047	818,949	0.1
1,000,000	(1)(5)	JP Morgan Chase Commercial Mortgage Securities Trust 2013-C13 D, 4.125%, 01/15/2046	969,665	0.1
1,740,000	(1)(5)	JP Morgan Chase Commercial Mortgage Securities Trust 2013-C13 F, 3.986%, 01/15/2046	1,381,801	0.2
33,886,776	(5)(7)	JP Morgan Chase Commercial Mortgage Securities Trust 2014-C20 XA, 1.230%, 07/15/2047	1,060,544	0.2
1,000,000	(1)(5)	JPMBB Commercial Mortgage Securities Trust 2013-C15 D, 5.265%, 11/15/2045	1,016,154	0.2
1,405,000 (5)		JPMBB Commercial Mortgage Securities Trust 2014-C21 C, 4.812%, 08/15/2047	1,385,484	0.2
4,059,000 (1)		JPMBB Commercial Mortgage Securities Trust 2014-C26 F, 4.000%, 01/15/2048	2,777,443	0.4
64,548,947	(5)(7)	JPMBB Commercial Mortgage Securities Trust 2015-C28 XA, 1.289%, 10/15/2048	2,840,496	0.4
21,621,236	(5)(7)	JPMDB Commercial Mortgage Securities Trust 2017-C7 XA, 1.053%, 10/15/2050	1,303,992	0.2

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of September 30, 2018 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
760,000	(1)(5)	LB-UBS Commercial Mortgage Trust 2005-C5 G, 5.350%, 09/15/2040	$775,588	0.1
24,966,616	(1)(5)(7)	LCCM 2017-LC26 XA, 1.685%, 07/12/2050	2,309,412	0.3
13,982,936	(1)(5)(7)	LSTAR Commercial Mortgage Trust 2017-5 X, 1.270%, 03/10/2050	653,234	0.1
942,045	(1)(5)	Merrill Lynch Mortgage Trust 2004-BPC1 E, 5.167%, 10/12/2041	940,798	0.1
13,008,112	(5)(7)	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C13 XA, 1.233%, 11/15/2046	521,123	0.1
20,194,974	(5)(7)	Morgan Stanley Bank of America Merrill Lynch Trust 2014 C19 XA, 1.255%, 12/15/2047	804,903	0.1
1,660,000	(1)(5)	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C15 E, 5.053%, 04/15/2047	1,412,344	0.2
1,000,000 (5)		Morgan Stanley Bank of America Merrill Lynch Trust 2015-C20 C, 4.611%, 02/15/2048	979,261	0.2
15,866,196	(5)(7)	Morgan Stanley Bank of America Merrill Lynch Trust 2017-C34 XA, 0.967%, 11/15/2052	891,477	0.1
270,000	(1)(5)	Morgan Stanley Capital I Trust 2011-C1 D, 5.599%, 09/15/2047	277,179	0.0
5,970,000 (1)		Morgan Stanley Capital I Trust 2011-C1 K, 4.193%, 09/15/2047	5,775,288	0.8
4,268,000 (1)		Morgan Stanley Capital I Trust 2011-C1 L, 4.193%, 09/15/2047	4,013,136	0.6
3,519,000 (1)		PFP 2017-4 E Ltd., 7.008%, (US0001M + 4.850%), 07/14/2035	3,619,344	0.5
1,250,000 (1)		SLIDE 2018-FUN E, 4.370%, (US0001M + 2.300%), 06/15/2031	1,255,445	0.2
1,250,000 (1)		SLIDE 2018-FUN F, 5.070%, (US0001M + 3.000%), 06/15/2031	1,256,249	0.2
Principal Amount†			Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
480,000 (1)		STWD 2018-URB D Mortgage Trust, 4.113%, (US0001M + 2.050%), 05/15/2035	$481,208	0.1
1,000,000	(1)(5)	UBS Commercial Mortgage Trust 2017-C5, 4.464%, 11/15/2050	925,487	0.1
2,500,000	(1)(5)	UBS-Barclays Commercial Mortgage Trust 2013-C6 D, 4.457%, 04/10/2046	2,271,881	0.3
1,600,000 (1)		Wells Fargo Commercial Mortgage Trust 2015-C30 E, 3.250%, 09/15/2058	1,066,378	0.2
30,000,000	(5)(7)	Wells Fargo Commercial Mortgage Trust 2016-C36 XB, 0.820%, 11/15/2059	1,391,031	0.2
1,120,000 (1)		Wells Fargo Commercial Mortgage Trust 2017-C40 D, 2.700%, 10/15/2050	887,409	0.1
21,033,925	(5)(7)	Wells Fargo Commercial Mortgage Trust 2017-C40 XA, 1.136%, 10/15/2050	1,341,169	0.2
2,500,000 (1)		Wells Fargo Commercial Mortgage Trust 2018-BXI E, 4.315%, (US0001M + 2.157%), 12/15/2036	2,522,565	0.4
1,060,000	(1)(8)(9)	Wells Fargo Re-REMIC Trust 2013-FRR1 B706, 0.000%, 12/27/2043	1,054,102	0.1
405,945	(1)(5)(7)	WFRBS Commercial Mortgage Trust 2012-C8 XA, 2.003%, 08/15/2045	22,798	0.0
3,347,804	(1)(5)(7)	WFRBS Commercial Mortgage Trust 2012-C9 XA, 2.048%, 11/15/2045	208,342	0.0
760,000	(1)(5)	WFRBS Commercial Mortgage Trust 2013-C11 F, 4.412%, 03/15/2045	594,576	0.1
1,200,000	(1)(5)	WFRBS Commercial Mortgage Trust 2013-C11 G, 4.412%, 03/15/2045	497,270	0.1
5,868,619	(1)(5)(7)	WFRBS Commercial Mortgage Trust 2013-C12 XA, 1.421%, 03/15/2048	262,624	0.0
50,421,374	(5)(7)	WFRBS Commercial Mortgage Trust 2013-UBS1 XA, 1.126%, 03/15/2046	1,354,923	0.2

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of September 30, 2018 (Unaudited) (continued)

Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
1,677,920	Other Securities	$1,662,496	0.3
	Total Commercial Mortgage-Backed Securities (Cost $123,565,003)	124,504,942	18.1
	Total Long-Term Investments (Cost $698,412,893)	699,200,848	101.5
SHORT-TERM INVESTMENTS: 20.4%
	Securities Lending Collateral(12): 0.7%
1,214,969	Cantor Fitzgerald Securities, Repurchase Agreement dated 09/28/ 18, 2.27%, due 10/01/18 (Repurchase Amount $1,215,196, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-9.000%, Market Value plus accrued interest $1,239,268, due 10/25/18-08/20/68)	1,214,969	0.2
1,214,969	Daiwa Capital Markets, Repurchase Agreement dated 09/28/18, 2.27%, due 10/01/18 (Repurchase Amount $1,215,196, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-8.875%, Market Value plus accrued interest $1,239,268, due 10/25/18-09/09/49)	1,214,969	0.2
255,250	Merrill Lynch & Co., Inc., Repurchase Agreement dated 09/28/18, 2.25%, due 10/01/18 (Repurchase Amount $255,297, collateralized by various U.S. Government Securities, 0.000%-1.625%, Market Value plus accrued interest $260,355, due 05/23/19-09/09/49)	255,250	0.0
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateral(12) (continued)
1,214,969	Nomura Securities, Repurchase Agreement dated 09/28/18, 2.27%, due 10/01/18 (Repurchase Amount $1,215,196, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-9.500%, Market Value plus accrued interest $1,239,268, due 09/30/18-08/20/68)	$1,214,969	0.1
1,214,969	RBC Dominion Securities Inc., Repurchase Agreement dated 09/28/ 18, 2.26%, due 10/01/18 (Repurchase Amount $1,215,195, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-7.000%, Market Value plus accrued interest $1,239,268, due 10/04/18-09/09/49)	1,214,969	0.2
		5,115,126	0.7
Shares		Value	Percentage of Net Assets
	Mutual Funds: 19.7%
24,023,105 (13)	BlackRock Liquidity Funds, FedFund, Institutional Class, 1.960%	24,023,105	3.5
111,256,000 (13)	Goldman Sachs Financial Square Government Fund - Institutional Shares, 1.980%	111,256,000	16.2
	Total Mutual Funds (Cost $135,279,105)	135,279,105	19.7
	Total Short-Term Investments (Cost $140,394,231)	140,394,231	20.4

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of September 30, 2018 (Unaudited) (continued)

Shares	Value	Percentage of Net Assets
Total Investments in Securities (Cost $838,807,124)	$839,595,079	121.9
Liabilities in Excess of Other Assets	(150,912,676)	(21.9)
Net Assets	$688,682,403	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of September 30, 2018.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

(1)
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

(2)
Security, or a portion of the security, is on loan.

(3)
The grouping contains securities on loan.

(4)
All or a portion of this security is payment-in-kind (“PIK”) which may pay interest or additional principal at the issuer’s discretion. Rates shown are the current rate and possible payment rates.

(5)
Variable rate security. Rate shown is the rate in effect as of September 30, 2018.

(6)
For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.

(7)
Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.

(8)
Represents a zero coupon bond. Rate shown reflects the effective yield as of September 30, 2018.

(9)
Principal only securities represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. No payments of interest on the pool are passed through the principal only security.

(10)
The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

(11)
Settlement is on a when-issued or delayed-delivery basis.

(12)
Represents securities purchased with cash collateral received for securities on loan.

(13)
Rate shown is the 7-day yield as of September 30, 2018.

CLP
Chilean Peso

Reference Rate Abbreviations:
12MTA
12-month Treasury Average

PRIME
Federal Reserve Bank Prime Loan Rate

US0001M
1-month LIBOR

US0001W
1-week LIBOR

US0002M
2-month LIBOR

US0003M
3-month LIBOR

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of September 30, 2018 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at September 30, 2018
Asset Table
Investments, at fair value
Corporate Bonds/Notes	$—	$70,639,179	$—	$70,639,179
Collateralized Mortgage Obligations	—	90,359,712	2,126,000	92,485,712
Commercial Mortgage-Backed Securities	—	124,504,942	—	124,504,942
U.S. Treasury Obligations	—	33,614,707	—	33,614,707
Foreign Government Bonds	—	18,310,630	—	18,310,630
Bank Loans	—	123,959,633	—	123,959,633
Asset-Backed Securities	—	136,286,184	—	136,286,184
U.S. Government Agency Obligations	—	99,399,861	—	99,399,861
Short-Term Investments	135,279,105	5,115,126	—	140,394,231
Total Investments, at fair value	$135,279,105	$702,189,974	$2,126,000	$839,595,079

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of September 30, 2018 (Unaudited) (continued)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at September 30, 2018
Other Financial Instruments+
Centrally Cleared Swaps	—	466,922	—	466,922
Forward Foreign Currency Contracts	—	2,614,616	—	2,614,616
Futures	632,522	—	—	632,522
Total Assets	$135,911,627	$705,271,512	$2,126,000	$843,309,139
Liabilities Table
Other Financial Instruments+
Centrally Cleared Swaps	$—	$(1,303,584)	$—	$(1,303,584)
Forward Foreign Currency Contracts	—	(1,833,424)	—	(1,833,424)
Forward Premium Swaptions	—	(45,632)	—	(45,632)
Futures	(66,860)	—	—	(66,860)
Total Liabilities	$(66,860)	$(3,182,640)	$—	$(3,249,500)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

At September 30, 2018, the following forward foreign currency contracts were outstanding for Voya Strategic Income Opportunities Fund:
Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD 1,285,907	PEN 4,215,204	Barclays Bank PLC	10/05/18	$10,293
USD 1,183,867	HUF 326,651,288	Barclays Bank PLC	10/05/18	10,541
ZAR 180,127	USD 13,381	Barclays Bank PLC	10/05/18	(649)
USD 7,381,518	RUB 471,746,161	Barclays Bank PLC	10/05/18	182,854
USD 63,296	PLN 233,459	Barclays Bank PLC	10/05/18	(31)
USD 31,738	MYR 131,109	Barclays Bank PLC	10/05/18	59
IDR 646,222,949	USD 43,391	Barclays Bank PLC	10/05/18	(45)
HUF 370,599,181	USD 1,337,500	Barclays Bank PLC	10/05/18	(6,314)
COP 28,445,128	USD 9,517	Barclays Bank PLC	10/05/18	84
USD 4,765,954	CLP 3,079,521,061	Barclays Bank PLC	10/05/18	84,266
RUB 8,198,307	USD 121,000	Barclays Bank PLC	10/05/18	4,103
USD 1,699,718	COP 4,929,981,424	Barclays Bank PLC	10/05/18	35,711
CZK 44,777,828	USD 2,024,706	Barclays Bank PLC	10/05/18	(6,741)
USD 1,286,300	PEN 4,215,204	Barclays Bank PLC	10/05/18	10,685
MYR 131,109	USD 32,497	Barclays Bank PLC	10/05/18	(818)
USD 1,174,478	HUF 322,845,097	Barclays Bank PLC	10/05/18	14,824
COP 5,075,159,687	USD 1,675,479	Barclays Bank PLC	10/05/18	37,530
EUR 2,002,421	USD 2,361,000	Barclays Bank PLC	10/19/18	(32,901)
USD 3,013,000	AUD 4,148,169	Barclays Bank PLC	10/19/18	14,121
USD 2,194,000	CAD 2,838,507	Barclays Bank PLC	10/19/18	(4,422)
USD 3,248,814	NZD 4,919,781	Barclays Bank PLC	10/19/18	(12,598)
SEK 6,574,213	USD 749,000	Barclays Bank PLC	10/19/18	(8,221)
CHF 871,006	USD 909,000	Barclays Bank PLC	10/19/18	(20,098)
SEK 16,632,915	USD 1,873,522	Barclays Bank PLC	10/19/18	667
See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of September 30, 2018 (Unaudited) (continued)

Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
GBP 22,808	USD 30,000	Barclays Bank PLC	10/19/18	(249)
USD 22,636,890	CAD 29,359,519	Barclays Bank PLC	10/19/18	(102,035)
USD 1,183,108	JPY 132,588,314	Barclays Bank PLC	10/19/18	14,683
GBP 2,415,235	USD 3,178,000	Barclays Bank PLC	10/19/18	(27,521)
USD 678,000	GBP 519,549	Barclays Bank PLC	10/19/18	290
EUR 1,741,242	USD 2,053,000	Barclays Bank PLC	10/19/18	(28,559)
USD 9,474	COP 28,445,128	Barclays Bank PLC	01/11/19	(102)
USD 42,579	IDR 646,222,949	Barclays Bank PLC	01/11/19	(49)
MYR 131,109	USD 31,692	Barclays Bank PLC	01/11/19	(58)
USD 1,938,000	BRL 7,495,792	BNP Paribas	10/05/18	82,375
USD 115	PEN 379	BNP Paribas	10/05/18	—
CLP 390,589,335	USD 568,000	BNP Paribas	10/05/18	25,799
IDR 569,542,057	USD 38,835	BNP Paribas	10/05/18	(633)
USD 733,000	CZK 16,628,345	BNP Paribas	10/05/18	(16,376)
PEN 521,630	USD 157,379	BNP Paribas	10/05/18	478
EUR 568,188	USD 665,209	BNP Paribas	10/19/18	(4,611)
EUR 105,651	USD 124,615	BNP Paribas	10/19/18	(1,781)
USD 2,132,000	ILS 7,705,316	BNP Paribas	01/11/19	(3,331)
USD 41,685	TRY 218,611	Citibank N.A.	10/05/18	5,533
USD 400,000	HUF 112,550,960	Citibank N.A.	10/05/18	(4,281)
PLN 233,459	USD 64,052	Citibank N.A.	10/05/18	(725)
BRL 9,082,199	USD 2,281,787	Citibank N.A.	10/05/18	(33,439)
CZK 2,301,088	USD 104,000	Citibank N.A.	10/05/18	(299)
USD 4,865,340	BRL 18,214,375	Citibank N.A.	10/05/18	356,272
USD 3,512,000	EUR 3,021,170	Citibank N.A.	10/19/18	(539)
USD 7,677,000	SEK 67,786,121	Citibank N.A.	10/19/18	38,892
JPY 987,419,164	USD 8,719,000	Citibank N.A.	10/19/18	(17,435)
AUD 5,368,352	USD 3,878,000	Citibank N.A.	10/19/18	2,999
EUR 1,868,841	USD 2,201,000	Citibank N.A.	10/19/18	(28,207)
USD 20,794,000	AUD 28,825,111	Citibank N.A.	10/19/18	(44,836)
USD 28,225,000	CAD 36,767,675	Citibank N.A.	10/19/18	(251,536)
NZD 5,116,481	USD 3,413,000	Citibank N.A.	10/19/18	(21,191)
USD 891,000	AUD 1,229,201	Citibank N.A.	10/19/18	2,361
USD 831,000	NZD 1,246,066	Citibank N.A.	10/19/18	4,960
USD 755,000	SEK 6,627,980	Citibank N.A.	10/19/18	8,162
NOK 40,370,430	USD 4,968,000	Citibank N.A.	10/19/18	(4,227)
USD 744,000	JPY 83,626,322	Citibank N.A.	10/19/18	7,049
USD 1,502,000	NOK 12,221,996	Citibank N.A.	10/19/18	(764)
GBP 12,252,024	USD 16,045,000	Citibank N.A.	10/19/18	(63,223)
USD 2,276,000	AUD 3,136,262	Citibank N.A.	10/19/18	8,670
USD 32,000	JPY 3,587,482	Citibank N.A.	10/19/18	386
USD 64,222	PLN 233,459	Citibank N.A.	01/11/19	720
USD 1,337,000	CZK 29,507,202	Citibank N.A.	01/11/19	(1,897)
USD 1,229,000	AUD 1,690,646	Credit Suisse International	10/19/18	6,764
CAD 36,901,129	USD 28,389,000	Credit Suisse International	10/19/18	190,897
USD 24,036,000	EUR 20,416,155	Credit Suisse International	10/19/18	299,324
See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of September 30, 2018 (Unaudited) (continued)

Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD 8,580,000	CHF 8,269,027	Credit Suisse International	10/19/18	141,083
USD 8,003,000	JPY 902,960,083	Credit Suisse International	10/19/18	45,725
NOK 223,020,595	USD 27,547,000	Deutsche Bank AG	10/19/18	(125,352)
SEK 74,079,132	USD 8,433,000	Deutsche Bank AG	10/19/18	(85,799)
USD 1,404,265	CZK 30,450,571	Goldman Sachs International	10/05/18	31,974
PHP 1,499,125	USD 27,605	Goldman Sachs International	10/05/18	134
BRL 182,623	USD 45,081	Goldman Sachs International	10/05/18	128
BRL 4,209,501	USD 1,011,000	Goldman Sachs International	10/05/18	31,085
RUB 1,088,939	USD 16,508	Goldman Sachs International	10/05/18	108
TRY 218,611	USD 35,010	Goldman Sachs International	10/05/18	1,142
CLP 2,599,171,726	USD 3,907,683	Goldman Sachs International	10/05/18	43,747
USD 248,000	BRL 1,033,714	Goldman Sachs International	10/05/18	(7,901)
HUF 370,617,278	USD 1,337,500	Goldman Sachs International	10/05/18	(6,249)
BRL 4,187,360	USD 1,011,000	Goldman Sachs International	10/05/18	25,604
HUF 20,830,886	USD 76,074	Goldman Sachs International	10/05/18	(1,250)
USD 12,642	ZAR 180,127	Goldman Sachs International	10/05/18	(90)
PEN 3,823,488	USD 1,152,000	Goldman Sachs International	10/05/18	5,073
USD 30,682	IDR 446,326,766	Goldman Sachs International	10/05/18	744
IDR 569,542,057	USD 38,839	Goldman Sachs International	10/05/18	(637)
USD 1,149,463	MXN 21,535,500	Goldman Sachs International	10/05/18	(698)
PEN 3,785,100	USD 1,146,826	Goldman Sachs International	10/05/18	(1,371)
COP 425,090,762	USD 143,186	Goldman Sachs International	10/05/18	295
USD 1,698,366	COP 4,929,981,424	Goldman Sachs International	10/05/18	34,359
BRL 9,082,199	USD 2,280,985	Goldman Sachs International	10/05/18	(32,637)
USD 4,797,000	AUD 6,584,311	Goldman Sachs International	10/19/18	36,936
NZD 11,366,650	USD 7,491,440	Goldman Sachs International	10/19/18	43,722
GBP 10,876,699	USD 14,328,050	Goldman Sachs International	10/19/18	(140,273)
NZD 1,350,650	USD 895,000	Goldman Sachs International	10/19/18	371
USD 44,691	BRL 182,623	Goldman Sachs International	01/11/19	(142)
USD 32,857	TRY 218,611	Goldman Sachs International	01/11/19	(1,059)
USD 27,321	PHP 1,499,125	Goldman Sachs International	01/11/19	(179)
USD 3,909,211	CLP 2,599,171,726	Goldman Sachs International	01/11/19	(45,429)
ZAR 180,127	USD 12,481	Goldman Sachs International	01/11/19	85
CZK 30,450,571	USD 1,413,677	Goldman Sachs International	01/11/19	(31,975)
USD 16,346	RUB 1,088,939	Goldman Sachs International	01/11/19	(95)
USD 76,649	HUF 20,830,887	Goldman Sachs International	01/11/19	1,193
CLP 89,760,000	USD 133,208	HSBC Bank USA N.A.	10/05/18	3,251
MXN 21,699,619	USD 1,128,929	HSBC Bank USA N.A.	10/05/18	29,997
PEN 198,496	USD 60,000	HSBC Bank USA N.A.	10/05/18	69
USD 8,704	MXN 164,119	HSBC Bank USA N.A.	10/05/18	(62)
USD 30,686	IDR 446,326,766	HSBC Bank USA N.A.	10/05/18	748
USD 30,680	IDR 446,326,766	HSBC Bank USA N.A.	10/05/18	742
USD 30,686	IDR 446,326,766	HSBC Bank USA N.A.	10/05/18	748
USD 27,815	PHP 1,499,125	HSBC Bank USA N.A.	10/05/18	75
USD 697,468	SEK 6,191,114	HSBC Bank USA N.A.	10/19/18	(144)
MXN 164,119	USD 8,572	HSBC Bank USA N.A.	01/11/19	60
See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of September 30, 2018 (Unaudited) (continued)

Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
PEN 102,073	USD 30,920	JPMorgan Chase Bank N.A.	10/05/18	(30)
RUB 231,229,458	USD 3,547,618	JPMorgan Chase Bank N.A.	10/05/18	(19,145)
RUB 231,229,458	USD 3,546,657	JPMorgan Chase Bank N.A.	10/05/18	(18,185)
USD 4,585,000	NZD 6,926,286	JPMorgan Chase Bank N.A.	10/19/18	(6,563)
JPY 84,751,191	USD 747,000	JPMorgan Chase Bank N.A.	10/19/18	(136)
AUD 28,839,962	USD 21,000,000	JPMorgan Chase Bank N.A.	10/19/18	(150,428)
USD 1,137,000	NZD 1,710,070	JPMorgan Chase Bank N.A.	10/19/18	3,363
USD 3,104,000	EUR 2,633,226	JPMorgan Chase Bank N.A.	10/19/18	42,501
USD 5,493,000	CAD 7,084,084	JPMorgan Chase Bank N.A.	10/19/18	6,382
CHF 8,215,448	USD 8,420,000	JPMorgan Chase Bank N.A.	10/19/18	(35,762)
CHF 5,672,158	USD 5,870,107	JPMorgan Chase Bank N.A.	10/19/18	(81,411)
AUD 4,711,935	USD 3,415,318	JPMorgan Chase Bank N.A.	10/19/18	(8,870)
USD 7,638,807	CHF 7,330,163	JPMorgan Chase Bank N.A.	10/19/18	158,043
USD 21,284,215	EUR 18,160,445	JPMorgan Chase Bank N.A.	10/19/18	170,122
USD 2,467,379	NOK 20,133,562	JPMorgan Chase Bank N.A.	10/19/18	(8,157)
USD 261,000	EUR 223,299	JPMorgan Chase Bank N.A.	10/19/18	1,384
USD 30,798	PEN 102,073	JPMorgan Chase Bank N.A.	01/11/19	22
USD 26,731,534	NOK 217,601,444	Morgan Stanley	10/19/18	(23,798)
CHF 606,929	USD 621,000	Morgan Stanley	10/19/18	(1,601)
USD 742,000	SEK 6,586,503	Morgan Stanley	10/19/18	(164)
EUR 24,054,085	USD 28,075,000	Morgan Stanley	10/19/18	(108,713)
USD 27,033,000	NOK 220,204,860	Morgan Stanley	10/19/18	(42,437)
GBP 3,476,179	USD 4,613,000	Morgan Stanley	10/19/18	(78,605)
USD 1,531,000	NOK 12,469,324	Morgan Stanley	10/19/18	(2,174)
NOK 29,410,561	USD 3,606,000	Morgan Stanley	10/19/18	10,195
USD 5,390,982	CAD 6,980,178	Morgan Stanley	10/19/18	(15,161)
AUD 25,546,493	USD 18,441,922	Morgan Stanley	10/19/18	26,669
NOK 839,928	USD 103,000	Morgan Stanley	10/19/18	274
USD 19,833,000	GBP 15,035,810	The Bank of New York Mellon	10/19/18	219,999
COP 4,331,267,272	USD 1,427,812	Toronto Dominion Securities	10/05/18	34,112
				$781,192

At September 30, 2018, the following futures contracts were outstanding for Voya Strategic Income Opportunities Fund:
Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Short Contracts:
U.S. Treasury 10-Year Note	(169)	12/19/18	$(20,074,031)	$70,849
U.S. Treasury 5-Year Note	(761)	12/31/18	(85,594,664)	(66,860)
U.S. Treasury Long Bond	(48)	12/19/18	(6,744,000)	58,528
U.S. Treasury Ultra 10-Year Note	(282)	12/19/18	(35,532,000)	497,006
U.S. Treasury Ultra Long Bond	(67)	12/19/18	(10,336,844)	6,139
			$(158,281,539)	$565,662

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of September 30, 2018 (Unaudited) (continued)

At September 30, 2018, the following centrally cleared credit default swaps were outstanding for Voya Strategic Income Opportunities Fund:
Centrally Cleared Credit Default Swaps on Corporate and Sovereign Issues — Buy Protection(1)
Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Financing Rate (%)(2)	Termination Date	Notional Amount(3)	Fair Value(4)	Unrealized Appreciation/ (Depreciation)
The Goldman Sachs Group, Inc.	Buy	(1.000)	12/20/23	USD 3,500,000	$(66,388)	$(4,642)
					$(66,388)	$(4,642)

Centrally Cleared Credit Default Swaps on Credit Indices — Sell Protection(5)
Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Financing Rate (%)(6)	Termination Date	Notional Amount(3)	Fair Value(4)	Unrealized Appreciation/ (Depreciation)
CDX North American High Yield Index, Series 31, Version 1	Sell	5.000	12/20/23	USD 22,140,000	$1,610,330	$(12,532)
					$1,610,330	$(12,532)

Centrally Cleared Credit Default Swaps on Corporate and Sovereign Issues — Sell Protection(5)
Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Financing Rate (%)(6)	Termination Date	Implied Credit Spread at 09/30/18 (%) (7)	Notional Amount(3)	Fair Value(4)	Unrealized Appreciation/ (Depreciation)
American International Group Inc.	Sell	1.000	12/20/23	0.892	USD 3,500,000	$54,351	$41,164
						$54,351	$41,164

(1)
If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)
Payments made quarterly.

(3)
The maximum amount of future payments (undiscounted) that a Fund as seller of protection could be required to make or receive as a buyer of credit protection under a credit default swap agreement would be an amount equal to the notional amount of the agreement.

(4)
The fair values for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. Increasing fair values, in absolute terms, when compared to the notional amount of the agreement, represent a deterioration of the referenced obligation’s credit soundness and a greater likelihood or risk of default or other credit event occurring.

(5)
If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will generally either i) Pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or ii) Pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index.

(6)
Payments received quarterly.

(7)
Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues are disclosed in each Fund’s Portfolio of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swaps on asset-backed securities or credit indices, the quoted market prices and resulting market values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing fair values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of September 30, 2018 (Unaudited) (continued)

At September 30, 2018, the following centrally cleared interest rate swaps were outstanding for Voya Strategic Income Opportunities Fund:
Pay/Receive Floating Rate	Floating Rate Index	Floating Rate Index Payment Frequency	Fixed Rate	Fixed Rate Payment Frequency	Maturity Date	Notional Amount	Fair Value	Unrealized Appreciation/ (Depreciation)
Pay	6-month PLZ-WIBOR	Semi-Annual	2.765%	Annual	06/01/27	PLN 6,000,000	$(15,728)	$(15,710)
Pay	3-month USD-LIBOR	Quarterly	2.596	Semi-Annual	04/11/20	USD 90,000,000	(435,326)	(435,326)
Pay	3-month USD-LIBOR	Quarterly	2.026	Semi-Annual	03/12/22	USD 258,000	(8,734)	(8,734)
Pay	3-month USD-LIBOR	Quarterly	2.246	Semi-Annual	03/12/25	USD 49,000	(2,427)	(2,427)
Pay	3-month USD-LIBOR	Quarterly	2.238	Semi-Annual	03/09/26	USD 20,892,000	(824,213)	(824,213)
Receive	3-month USD-LIBOR	Quarterly	2.620	Semi-Annual	04/13/20	USD 23,800,000	107,036	107,036
Receive	3-month USD-LIBOR	Quarterly	1.923	Semi-Annual	03/20/22	USD 575,000	21,512	21,512
Receive	3-month USD-LIBOR	Quarterly	2.839	Semi-Annual	04/11/28	USD 12,000,000	297,210	297,210
							$(860,670)	$(860,652)

At September 30, 2018, the following over-the-counter forward premium swaptions were outstanding for Voya Strategic Income Opportunities Fund:
Description	Counterparty	Exercise Rate	Pay/ Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount	Premium receivable/ (payable) at expiration	Unrealized Appreciation/ (Depreciation)
Call on 5-Year Interest Rate Swap (Purchased)	Bank of America N.A.	0.000%	Receive	3-month USD-LIBOR	02/20/19	USD 14,110,000	$(751,357)	$(7,093)
Call on 5-Year Interest Rate Swap (Purchased)	Barclays Bank PLC	0.000%	Receive	3-month USD-LIBOR	04/25/19	USD 20,046,000	(1,059,932)	(138)
Call on 5-Year Interest Rate Swap (Purchased)	Morgan Stanley Capital Services LLC	0.000%	Receive	3-month USD-LIBOR	02/13/19	USD 14,110,000	(764,762)	(20,281)
Call on 5-Year Interest Rate Swap (Purchased)	Morgan Stanley Capital Services LLC	0.000%	Receive	3-month USD-LIBOR	03/06/19	USD 14,110,000	(755,943)	(10,831)
Call on 5-Year Interest Rate Swap (Purchased)	Morgan Stanley Capital Services LLC	0.000%	Receive	3-month USD-LIBOR	04/25/19	USD 22,284,000	(1,185,509)	(7,289)
							$(4,517,503)	$(45,632)

Currency Abbreviations
AUD – Australian Dollar
BRL – Brazilian Real
CAD – Canadian Dollar
CHF – Swiss Franc
CLP – Chilean Peso
COP – Colombian Peso
CZK – Czech Koruna
EUR – EU Euro
GBP – British Pound
HUF – Hungarian Forint
IDR – Indonesian Rupiah
ILS – Israeli New Shekel
JPY – Japanese Yen
MXN – Mexican Peso
MYR – Malaysian Ringgit
NOK – Norwegian Krone
NZD – New Zealand Dollar
PEN – Peruvian Nuevo Sol
PHP – Philippine Peso
See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of September 30, 2018 (Unaudited) (continued)

PLN – Polish Zloty
RUB – Russian Ruble
SEK – Swedish Krona
TRY – Turkish Lira
USD – United States Dollar
ZAR – South African Rand
A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of September 30, 2018 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$2,614,616
Interest rate contracts	Net Assets — Unrealized appreciation*	632,522
Interest rate contracts	Net Assets — Unrealized appreciation**	425,758
Credit contracts	Net Assets — Unrealized appreciation**	41,164
Total Asset Derivatives		$3,714,060
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$1,833,424
Interest rate contracts	Unrealized depreciation on forward premium swaptions	45,632
Interest rate contracts	Net Assets — Unrealized depreciation*	66,860
Interest rate contracts	Net Assets — Unrealized depreciation**	1,286,410
Credit contracts	Net Assets — Unrealized depreciation**	17,174
Total Liability Derivatives		$3,249,500

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Portfolio of Investments.

**
Includes cumulative appreciation/depreciation of centrally cleared swaps as reported in the table following the Portfolio of Investments. Only current days variation margin receivable/payable is included on the Statement of Assets and Liabilities.

The effect of derivative instruments on the Fund’s Statement of Operations for the period ended September 30, 2018 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts	Futures	Swaps	Total
Credit contracts	$—	$—	$1,599,045	$1,599,045
Equity contracts	—	(534,898)	—	(534,898)
Foreign exchange contracts	2,896,677	—	—	2,896,677
Interest rate contracts	—	(292,491)	49,392	(243,099)
Total	$2,896,677	$(827,389)	$1,648,437	$3,717,725

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Forward foreign currency contracts	Futures	Swaps	Total
Credit contracts	$—	$—	$—	$(115,926)	$(115,926)
Foreign exchange contracts	—	695,269	—	—	695,269
Interest rate contracts	(89,432)	—	1,381,201	(302,742)	989,027
Total	$(89,432)	$695,269	$1,381,201	$(418,668)	$1,568,370

*
Amounts recognized for purchased options are included in net realized gain (loss) on investments and in net change in unrealized appreciation or depreciation on investments.

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of September 30, 2018 (Unaudited) (continued)

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at September 30, 2018:
	Barclays Bank PLC	Bank of America N.A.	BNP Paribas	Citibank N.A.	Credit Suisse International	Deutsche Bank AG	Goldman Sachs International	HSBC Bank USA N.A.	JPMorgan Chase Bank N.A.	Morgan Stanley Capital Services LLC	Morgan Stanley	The Bank of New York Mellon	Toronto Dominion Securities	Totals
Assets:
Forward foreign currency contracts	$420,712	$—	$108,652	$436,003	$683,793	$—	$256,700	$35,690	$381,817	$—	$37,138	$219,999	$34,112	$2,614,616
Total Assets	$420,712	$—	$108,652	$436,003	$683,793	$—	$256,700	$35,690	$381,817	$—	$37,138	$219,999	$34,112	$2,614,616
Liabilities:
Forward foreign currency contracts	$251,410	$—	$26,732	$472,599	$—	$211,151	$269,985	$206	$328,687	$—	$272,654	$—	$—	$1,833,424
Forward premium swaptions	138	7,093	—	—	—	—	—	—	—	38,401	—	—	—	45,632
Total Liabilities	$251,548	$7,093	$26,732	$472,599	$—	$211,151	$269,985	$206	$328,687	$38,401	$272,654	$—	$—	$1,879,056
Net OTC derivative instruments by counterparty, at fair value	$169,164	$(7,093)	$81,920	$(36,596)	$683,793	$(211,151)	$(13,285)	$35,484	$53,130	$(38,401)	$(235,516)	$219,999	$34,112	$735,560
Total collateral pledged by the Fund/(Received from counterparty)	$(169,164)	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$(169,164)
Net Exposure(1)(2)	$—	$(7,093)	$81,920	$(36,596)	$683,793	$(211,151)	$(13,285)	$35,484	$53,130	$(38,401)	$(235,516)	$219,999	$34,112	$566,396

(1)
Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Fund. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

(2)
At September 30, 2018, the Fund had received $470,000 and $262,000 in cash collateral from Barclays Bank PLC and Citibank N.A., respectively. In addition, the Fund had pledged $70,000 in cash collateral to JPMorgan Chase Bank N.A. Excess cash collateral is not shown for financial reporting purposes.

At September 30, 2018, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at period end were:
Cost for federal income tax purposes was $841,024,564.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$9,173,117
Gross Unrealized Depreciation	(8,279,890)
Net Unrealized Appreciation	$893,227

See Accompanying Notes to Financial Statements

Investment Adviser
Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Distributor
Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809
Custodian
The Bank of New York Mellon
225 Liberty Street
New York, New York 10286
Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

For more complete information, or to obtain a prospectus on any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund.
RETIREMENT | INVESTMENTS | INSURANCE
voyainvestments.com
163313         (0918-111618)

Semi-Annual Report

September 30, 2018

Voya Floating Rate Fund
Classes A, C, I, P, P3, R and W

 E-Delivery Sign-up – details inside

This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the fund’s investment objectives, risks, charges, expenses and other information. This information should be read carefully.

INVESTMENT MANAGEMENT
voyainvestments.com

TABLE OF CONTENTS

President’s Letter	1
Market Perspective	2
Portfolio Managers’ Report	4
Shareholder Expense Example	6
Statement of Assets and Liabilities	7
Statement of Operations	9
Statements of Changes in Net Assets	10
Financial Highlights	11
Notes to Financial Statements	12
Portfolio of Investments	19

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PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Fund’s website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Fund’s Forms N-Q, as well as a complete portfolio of investments, are available without charge upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

(THIS PAGE INTENTIONALLY LEFT BLANK)

PRESIDENT’S LETTER

The Path Forward: Keeping an Eye on the Central Banks

Dear Shareholder,

Ten years removed from 2008, it is easy to forget how much of our current investment landscape has been shaped by central banks’ unprecedented response to the global financial crisis. Investors continue to face persistently low yields for traditional fixed income investments and an equity market rally driven by momentum and disconnected from underlying fundamentals. In addition, as we recently witnessed, we believe the added element of uncertainty as policymakers begin to unwind their response has the potential to create volatility.

For almost nine straight months this year, stocks continued to post gains even as bond yields rose in reaction to the Federal Reserve’s slow but steady pace of interest rate hikes. Then, in mid-September, the pattern suddenly changed. Investors became skittish about the implications of higher rates to come, and abruptly began to sell stocks. Why the sudden attitude shift?

Many economists say higher rates generally reflect long-term economic optimism. Strong economic growth, which we believe is the underlying reason why rates are rising, tends to benefit corporate earnings more than higher interest rates may reduce them. Therefore, it is our opinion that periods of rising interest rates generally ought to be supportive of stocks.

On the other hand, rising rates have the ability to disrupt markets: they can affect financial assets by lifting the implicit discount rate of a company’s earnings stream and putting downward pressure on earnings multiples. They can cause bond prices to fall and reign in liquidity. It is important to note, however, that interest rates are comprised of inflation expectations, growth expectations and a term premium. Inflation is not presently a threat, in our opinion.

In our view, stocks have begun reacting differently to bond yields because important risk-return factors may have changed. U.S. bond yields, adjusted for inflation, have been quite stable for more than five years but have become more volatile. Recently, as the yield on the ten-year U.S. Treasury note approached 3.25%, it began to change the relationship between the returns needed to make bonds attractive and the returns needed to make stocks attractive. Though we believe underlying economic strength is supportive, leading to greater optimism about productivity, there are also concerns about the unusual lack of accompanying inflation pressures and a rising Federal budget deficit, which higher interest rates will make more costly to service.

In our view, investors should not take this to mean that the underlying economic conditions have changed, though expectations of future values may be calibrated differently going forward. In our opinion, this is not a reason to shift one’s long-term investment strategy. Commensurate with economic growth are rising interest rates, which are likely to create market volatility, but in light of economic progress, this seems like a good problem to have. In our view, the best response remains to have a plan, diversify and carefully discuss any contemplated portfolio changes with your financial advisor.

Voya seeks to remain a reliable partner committed to reliable investing, helping you and your financial advisor achieve your goals. We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.

Sincerely,

Dina Santoro
President
Voya Family of Funds
October 17, 2018

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice.

For more complete information, or to obtain a prospectus for any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. A prospectus should be read carefully before investing. Consider a fund’s investment objectives, risks, charges and expenses carefully before investing. A prospectus contains this information and other information about a fund. Check with your financial advisor to determine which Voya mutual funds are available for sale within their firm. Not all funds are available for sale at all firms.

1

MARKET PERSPECTIVE:  SIX MONTHS ENDED SEPTEMBER 30, 2018

Our new fiscal year commenced with global equities, in the form of the MSCI World IndexSM (the “Index”) measured in local currencies, including net reinvested dividends, having suffered its first monthly loss in February after 15 consecutive monthly gains and an all-time high on January 26. Another loss followed in March and by the end of the first quarter of 2018, the Index was down 2.21% in 2018. But for the six-months through September, the Index returned 9.05%, as markets, led by the U.S., seemed to become increasingly immune, with the occasional relapse, to the worries that had set them back. (The Index returned 6.80% for the six-months ended September 30, 2018, measured in U.S. dollars.)

It had been the prospect of an imminent rise in U.S. interest rates that had roiled markets in February. Then, in March, investors found something else to worry about. At the beginning of the month, the White House announced tariffs of 25% on imported steel and 10% on aluminum, which would take effect at the beginning of June.

It was not that worries about a trade war and rising U.S. interest rates then disappeared. On April 4, the White House announced a list of proposed tariffs on $50 billion worth of Chinese imports. The Chinese immediately retaliated with reciprocal tariffs on $50 billion of U.S. imports. To be sure, such developments knocked markets back throughout the period; the President’s stated intention in June to levy a 20% tariff on European car imports and later that month rumors that he wanted to withdraw from the World Trade Organization, hit markets hard. But it didn’t last long. Investors seemed stubbornly skeptical that lasting damage would result.

Interest rate concerns were rooted in the ever-strengthening labor market. The Federal Open Market Committee (“FOMC”) was already committed to policy “normalization”, i.e. a retreat from historically low short-term rates. There was nothing in successive employment reports likely to divert them. The June report announced an unemployment rate of 3.75%, matching the lowest since 1969. Having raised the federal funds rate in March, the FOMC did so again in June and in September, from 2.00% to 2.25%, with another in December now likely.

The pressure on long-term interest rates, driven by inflationary expectations, was less intense. Accelerating wage growth in a tight labor market should constitute an inflationary threat. Wage growth was edging up, and while the 2.9% year-over-year rate shown in the September employment report was the highest since 2009, it did not seem particularly dangerous. The Federal Reserve Board’s preferred measure: core Personal Consumption Expenditures inflation, hovered around the target level of 2.0%, last seen in 2012, but never broke through. Thus the 10-year Treasury yield’s longest period above 3% was the last nine days of September, ending at 3.05%.

The possibility of an inverted yield curve, a good indicator of impending recession, was itself a concern. Indeed the current economic expansion was already nine years old. Perhaps the best days for the economy and markets had already been seen.

But markets remained resilient. The global backdrop was still favorable. Economies outside the U.S. were growing, just not as well as in 2017. In the U.S., demand was strong due to a tight labor market and tax cuts. Corporate profits were high; share buy-backs and dividends were building. U.S. GDP growth accelerated to 4.2% in the second quarter. As the fiscal half-year ended, investors, especially in the U.S., seemed willing to enjoy the good times while they lasted.

In U.S. fixed income markets, the Treasury yield curve rose and flattened over the period. In late August the excess of the 10-year yield over the two-year shrank to just 0.18%, the lowest in over 11 years, before ending September at 0.24%. The Bloomberg Barclays U.S. Aggregate Bond Index slipped 0.14%, the Bloomberg Barclays U.S. Treasury Bond Index 0.49% and the Bloomberg Barclays U.S. Corporate Investment Grade Bond sub-index 0.02%, amid heavy issuance of BBB paper.

U.S. equities, represented by the S&P 500® Index including dividends, rose 11.41%, ending less than 1% below its September 20 record. The earnings per share of its constituent companies grew by nearly 25% year-over-year in the second quarter, the most since 2010. Health care was the top performer, up 18.08%, followed by consumer discretionary, the sector of Amazon and Netflix, up 17.01%. The financials sector was weakest, up just 1.06%, attributed partly to the flattening yield curve, which puts pressure on margins.

In currencies, the dollar rose 6.37% against the euro, 7.49% against the pound and 6.87% against the yen. From about April, after sustained weakness, dollar strength returned, as strong U.S. economic data increasingly left the rest of the world behind.

International markets were all unnerved by the first quarter’s general upsurge in volatility and the risk of a trade war. Emerging markets equities were also undermined by the renewed strength of the U.S. dollar, which makes U.S. investments generally more attractive than riskier alternatives and raises doubts about the ability of borrowers in emerging markets to service their dollar-denominated debts. Developed markets held up better. MSCI Japan® Index rose 7.59% over the fiscal half-year, mostly in September, with evidence of renewed interest from overseas buyers. MSCI Europe ex UK® Index added 3.94%. Political worries resurfaced in Italy with the election of a populist government, to add to those caused by cooling economic indicators. Banks were particularly hard hit. However, strength in healthcare, energy and software/services tipped the balance in favor of a positive result over all. MSCI UK® Index gained 8.90%, driven by its big global energy and pharmaceuticals constituents.

Past performance does not guarantee future results. The performance quoted represents past performance.

Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Fund’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.voyainvestments.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of Voya Investment Management’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

2

BENCHMARK DESCRIPTIONS

Index	Description
Bloomberg Barclays U.S. Aggregate Bond Index	An index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Bloomberg Barclays U.S. Corporate Investment Grade Bond Index	An index consisting of publicly issued, fixed rate, nonconvertible, investment grade debt securities.
Bloomberg Barclays U.S. Treasury Bond Index	A market capitalization-weighted index that measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of one year or more.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An index that measures the performance of over 1,600 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
S&P 500® Index	An unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
The S&P/LSTA Leveraged Loan Index
An unmanaged total return index that captures accrued interest, repayments, and market value changes. It represents a broad cross section of leveraged loans syndicated in the United States, including dollar-denominated loans to overseas issuers. Standard & Poor’s (“S&P”) and the Loan Syndications and Trading Association (“LSTA”) conceived the index to establish a performance benchmark for the syndicated leveraged loan industry.

3

VOYA FLOATING RATE FUND	PORTFOLIO MANAGERS’ REPORT

Ratings Distribution as of September 30, 2018
Ba	24.20%
B	72.05%
Caa and below	3.75%
Not rated*	0.00%

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself. Ratings distribution shows the percentage of the Fund’s loan commitments (excluding cash and foreign cash) that are rated in each ratings category, based upon the categories provided by Moody’s Investors Service, Inc. Ratings distribution is based on Moody’s senior secured facility ratings. Moody’s ratings classification methodology: Aaa rating denotes the least credit risk; C rating denotes the greatest credit risk. Loans rated below Baa by Moody’s are considered to be below investment grade. When a bond is not rated by Moody’s it is designated as “Not Rated”. Ratings can change from time to time, and current ratings may not fully reflect the actual credit condition or risks posed by a loan.

* Not rated includes loans to non-U.S. borrowers (which are typically unrated) and loans for which the rating has been withdrawn.

Voya Floating Rate Fund (the “Fund”) seeks to provide investors with a high level of current income. The Fund is managed by Jeffrey A. Bakalar and Daniel A. Norman, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.

Performance: For the six-month period ended September 30, 2018, the Fund’s Class A shares, excluding sales charges, provided a total return of 2.15% compared to the S&P/LSTA Leveraged Loan Index (the “Index” or “S&P/LSTA Leveraged Loan”), which returned 2.55% for the same period.

Portfolio Specifics: The Index returned 2.55% for the first six months of the Fund’s fiscal year, with interest carry being partially offset by a -0.23% market value return. After a brief dip during the early part of the reporting period, the weighted average index bid gained 25 basis points (“bp”) in September, closing out the month at 98.57. (A basis point equals one one-hundredth of one percent.) This represented an advance of more than 50 bp from the June level of 98.05. Despite primary issuance tapering off in September, activity for the period remained healthy, in our opinion, totalling approximately $233 billion. Buoyed by robust issuance of collateralized loan obligations (“CLOs”) and persistent retail interest in floating-rate assets, demand remained healthy. CLO issuance totalled a significant $68.9 billion for the reporting period and currently stands at approximately $101 billion year-to-date, in line with if not exceeding projections early in the year.

With little systemic volatility during the period, the riskier/lower-priced cohorts of the market outperformed in predictable fashion. Loans rated CCC and single B outperformed the broad index for the period with returns of 5.44% and 2.77%, respectively, while BB-rated credits returned 2.00%. Default activity remained relatively low. The trailing 12-month Index default rate, as measured by principal amount, ended September at 1.81%.

For the reporting period, the Fund’s total return was in line with that of the Index before deducting expenses; net of those costs, however, the Fund lagged its index. The portfolio primarily benefited from security selection in the radio and television, lodging and casinos, and retailers (except food and drug) sectors. The largest relative contributor within the radio and television sector was the Fund’s avoidance of Clear Channel Communications, which defaulted during the period. On the other side of the equation, the main detractors largely were attributed to selection in the nonferrous metals/mining sector — specifically, to an overweight of Covia Holdings Corporation, which has seen headwinds driven by oversupply in the market for fracking sand. Also detracting were positions in the oil and gas sector, most notably the Fund’s avoidance of Seadrill Partners, as the company exited bankruptcy during the period. From an individual issuer perspective, there was a small detraction due to an overweight of discount retailer Save-A-Lot, which reported results below expectations. An ongoing strategic underweight to CCC-rated loans was a relative detractor, since that cohort outperformed higher-quality segments of the index during the period.

TOP TEN LOAN ISSUERS AS OF SEPTEMBER 30, 2018 AS A PERCENTAGE OF:
	TOTAL ASSETS	NET ASSETS
Asurion LLC	1.5%	1.6%
BMC Software Finance, Inc.	1.3%	1.4%
Reynolds Group Holdings, Inc.	0.8%	0.9%
Financial & Risk Holdings, Inc.	0.8%	0.9%
Scientific Games International, Inc.	0.8%	0.8%
Acrisure LLC	0.7%	0.8%
Stars Group Holdings BV	0.7%	0.8%
Albertson’s LLC	0.7%	0.8%
Sedgwick Claims Management Services, Inc.	0.7%	0.7%
Avantor, Inc.	0.7%	0.7%

In our view, the Fund remains well diversified with 372 individual issuers and 35 different industry sectors represented. The average issuer exposure at period-end stood at 0.27% of assets under management. There were no defaults in the Fund during the period, as compared to four defaults for the index. The trailing 12-month index default rate, as measured by principal amount, ended the reporting period at 1.81%.

Current Strategy & Outlook: The Federal Reserve Board (“Fed”) effected a 25 bp rate hike in September, the third hike this year, and general expectations remain for another one by year-end. The financial markets have been experiencing a major bout of volatility over the early portion of October, largely in reaction to various comments from Fed officials including a new notion that the Fed views current interest rates as “still accommodative, but we’re gradually moving to a place where they’ll be neutral.” Basically, the famous “New Normal” phase (very slow economic growth with little or no inflation), which the financial markets became accustomed to over the last 10 years, is likely coming to an end in the United States, in our opinion. We believe this change is creating uncertainties and readjustments in the financial markets.

In our view, this situation is reminiscent of the spike in market volatility last February, after strong economic data triggered fears about a potential rise of inflation. That time turned out to be a positive test for the loan market and a confirmation of its investment thesis. Thus far — in early October — the loan market has seen little change in activity or psychology and is among the rare asset classes still posting positive returns. At this stage, we expect the loan market to replay the positive scenario realized in February. We believe that the Fed will not be too aggressive and risk pushing the economy into recession. At the same time, the continuation of progressively rising interest rates actually increases the appeal of the loan market and its floating-rate features.

4

VOYA FLOATING RATE FUND	PORTFOLIO MANAGERS’ REPORT

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

Jeffrey A. Bakalar Managing Director Voya Investment Management Co. LLC	Daniel A. Norman Managing Director Voya Investment Management Co. LLC

Voya Floating Rate Fund September 30, 2018

5

SHAREHOLDER EXPENSE EXAMPLE (UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees and exchange fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2018 to September 30, 2018. The Fund’s expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value April 1, 2018	Ending Account Value September 30, 2018	Annualized Expense Ratio	Expenses Paid During the Period Ended September 30, 2018*	Beginning Account Value April 1, 2018	Ending Account Value September 30, 2018	Annualized Expense Ratio	Expenses Paid During the Period Ended September 30, 2018*

Class A	$1,000.00	$1,021.50	1.04%	$5.27	$1,000.00	$1,019.85	1.04%	$5.27
Class C	1,000.00	1,016.70	1.79	9.05	1,000.00	1,016.09	1.79	9.05
Class I	1,000.00	1,021.80	0.78	3.95	1,000.00	1,021.16	0.78	3.95
Class P	1,000.00	1,025.20	0.11	0.56	1,000.00	1,024.52	0.11	0.56
Class P3(1)	1,000.00	1,020.00	0.04	0.13	1,000.00	1,016.44	0.04	0.20
Class R	1,000.00	1,019.20	1.29	6.53	1,000.00	1,018.60	1.29	6.53
Class W	1,000.00	1,020.70	0.79	4.00	1,000.00	1,021.06	0.79	4.00

*	Expenses are equal to the Fund’s annualized expense ratios multiplied by the average account value over the period, multiplied by 183/365 to reflect the most recent fiscal half-year.

(1)	Commencement of operations was June 1, 2018. Expenses paid for the actual Fund’s return reflect the 121-day period ended September 30, 2018.

6

STATEMENT OF ASSETS AND LIABILITIES AS OF SEPTEMBER 30, 2018 (UNAUDITED)

ASSETS:
Investments in securities at fair value (Cost $2,222,992,735)	$2,220,292,052
Short-term investments at fair value (Cost $152,506,549)	152,507,400
Cash	490,438
Receivables:
Investment securities sold	17,288,325
Fund shares sold	5,207,166
Dividends	280,268
Interest	5,639,540
Prepaid expenses	446,667
Reimbursement due from manager	3,290
Other assets	39,344
Total assets	2,402,194,490
LIABILITIES:
Payable for investment securities purchased	108,712,444
Payable for fund shares redeemed	3,958,967
Income distribution payable	347,581
Payable for investment management fees	1,184,590
Payable for distribution and shareholder service fees	102,126
Accrued trustees fees	22,883
Payable for unamoritized fees on line of credit (Note 7)	134,166
Payable to trustees under the deferred compensation plan (Note 8)	39,344
Unfunded loan commitments (Note 9)	2,353,455
Other accrued expenses and liabilities	498,999
Total liabilities	117,354,555
NET ASSETS	$2,284,839,935
NET ASSETS WERE COMPRISED OF:
Paid-in capital	2,310,477,032
Distributions in excess of net investment income or accumulated net investment loss	757,907
Accumulated net realized loss	(23,695,172)
Net unrealized depreciation	(2,699,832)
NET ASSETS	$2,284,839,935

See Accompanying Notes to Financial Statements

7

STATEMENT OF ASSETS AND LIABILITIES AS OF SEPTEMBER 30, 2018 (UNAUDITED) (CONTINUED)

Class A:
Net assets	$51,181,646
Shares authorized	unlimited
Par value	$0.001
Shares outstanding	5,192,344
Net asset value and redemption price per share(2)	$9.86
Maximum offering price per share (2.50%)(1)	$10.11

Class C:
Net assets	$45,312,662
Shares authorized	unlimited
Par value	$0.001
Shares outstanding	4,596,120
Net asset value and redemption price per share(2)	$9.86

Class I:
Net assets	$1,902,723,436
Shares authorized	unlimited
Par value	$0.001
Shares outstanding	192,962,917
Net asset value and redemption price per share(2)	$9.86

Class P:
Net assets	$57,358,274
Shares authorized	unlimited
Par value	$0.001
Shares outstanding	5,822,879
Net asset value and redemption price per share	$9.85

Class P3:
Net assets	$2,638,630
Shares authorized	unlimited
Par value	$0.001
Shares outstanding	267,618
Net asset value and redemption price per share	$9.86

Class R:
Net assets	$136,701,243
Shares authorized	unlimited
Par value	$0.001
Shares outstanding	13,887,396
Net asset value and redemption price per share	$9.84

Class W:
Net assets	$88,924,044
Shares authorized	unlimited
Par value	$0.001
Shares outstanding	9,007,081
Net asset value and redemption price per share	$9.87

(1)	Maximum offering price is computed at 100/97.50 of net asset value. On purchases of $100,000 or more, the offering price is reduced.
(2)	Redemption price per share may be reduced for any applicable contingent deferred sales charge.

See Accompanying Notes to Financial Statements

8

STATEMENT OF OPERATIONS FOR THE PERIOD ENDED SEPTEMBER 30, 2018 (UNAUDITED)

INVESTMENT INCOME:
Dividends	$1,752,122
Interest	56,898,948
Other	940,658
Total investment income	59,591,728

EXPENSES:
Investment management fees	7,192,032
Distribution and service fees:
Class A	55,876
Class C	227,008
Class R	318,128
Transfer agent fees:
Class A	29,821
Class C	30,334
Class I	134,946
Class P	101
Class P3	17
Class R	84,965
Class W	260,772
Shareholder reporting expense	33,885
Custody and accounting expense	445,425
Registration fees	114,121
Professional fees	68,529
Trustees fees	39,375
Structuring fee (Note 7)	176,266
Commitment fee	246,389
Miscellaneous expense	57,614
Total expenses	9,515,604
Waived and reimbursed fees	(457,903)
Net expenses	9,057,701
Net investment income	50,534,027

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized loss on investments	(3,849,971)
Net change in unrealized appreciation (depreciation) on:
Investments	1,371,667
Net change in unrealized appreciation (depreciation)	1,371,667
Net realized and unrealized loss	(2,478,304)
Increase in net assets resulting from operations	$48,055,723

See Accompanying Notes to Financial Statements

9

STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended September 30, 2018 (unaudited)	Year Ended March 31, 2018
FROM OPERATIONS:
Net investment income	$50,534,027	$78,231,086
Net realized loss	(3,849,971)	(5,785,713)
Net change in unrealized appreciation (depreciation)	1,371,667	(3,146,774)
Increase in net assets resulting from operations	48,055,723	69,298,599

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(949,304)	(1,603,739)
Class C	(794,462)	(1,450,844)
Class I	(35,338,582)	(49,463,439)
Class P	(1,319,576)	(1,672,662)
Class P3	(44,454)	—
Class R	(2,559,107)	(3,934,204)
Class W	(8,503,830)	(19,093,460)
Return of capital:
Class A	—	(70,436)
Class C	—	(76,856)
Class I	—	(2,186,067)
Class P	—	(67,342)
Class R	—	(193,898)
Class W	—	(916,845)
Total distributions	(49,509,315)	(80,729,792)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	839,724,815	843,933,912
Reinvestment of distributions	47,642,699	70,754,872
	887,367,514	914,688,784
Cost of shares redeemed	(747,248,377)	(651,892,995)
Net increase in net assets resulting from capital share transactions	140,119,137	262,795,789
Net increase in net assets	138,665,545	251,364,596
NET ASSETS:
Beginning of year or period	2,146,174,390	1,894,809,794
End of year or period	$2,284,839,935	$2,146,174,390
Distributions in excess of net investment income or accumulated net investment loss at end of year or period	$757,907	$(266,805)

See Accompanying Notes to Financial Statements

10

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions						Ratios to average net assets				Supplemental data
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)(3)	Expenses, net of fee waivers and/ or recoupments, if any(2)(3)	Expenses, net of all reductions/ additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio Turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Class A
09-30-18+	9.86	0.22		(0.01)	0.21	0.21	—	—	0.21	9.86	2.15	1.14	1.04	1.04	4.35	51,182	29
03-31-18	9.93	0.35		(0.05)	0.30	0.35	—	0.02	0.37	9.86	3.09	1.13	1.02	1.02	3.58	43,839	82
03-31-17	9.70	0.37	*	0.25	0.62	0.39	—	—	0.39	9.93	6.49	1.11	1.03	1.03	3.79	93,318	69
03-31-16	10.11	0.38		(0.41)	(0.03)	0.38	—	—	0.38	9.70	(0.25)	1.08	1.04	1.04	3.84	39,820	46
03-31-15	10.22	0.36		(0.11)	0.25	0.36	—	—	0.36	10.11	2.49	1.09	1.02	1.02	3.53	46,566	60
03-31-14	10.28	0.38	*	(0.02)	0.36	0.40	0.01	0.01	0.42	10.22	3.58	1.08	1.01	1.01	3.71	98,669	124
Class C
09-30-18+	9.87	0.18		(0.02)	0.16	0.17	—	—	0.17	9.86	1.67	1.89	1.79	1.79	3.59	45,313	29
03-31-18	9.93	0.28		(0.04)	0.24	0.28	—	0.02	0.30	9.87	2.42	1.88	1.77	1.77	2.85	45,848	82
03-31-17	9.70	0.30	*	0.25	0.55	0.32	—	—	0.32	9.93	5.70	1.86	1.78	1.78	3.08	55,583	69
03-31-16	10.11	0.31		(0.41)	(0.10)	0.31	—	—	0.31	9.70	(1.00)	1.83	1.79	1.79	3.10	50,751	46
03-31-15	10.22	0.28		(0.11)	0.17	0.28	—	—	0.28	10.11	1.72	1.84	1.77	1.77	2.81	63,818	60
03-31-14	10.28	0.30	*	(0.02)	0.28	0.32	0.01	0.01	0.34	10.22	2.81	1.83	1.76	1.76	2.97	84,619	124
Class I
09-30-18+	9.87	0.23		(0.02)	0.21	0.22	—	—	0.22	9.86	2.18	0.78	0.78	0.78	4.63	1,902,724	29
03-31-18	9.93	0.38	*	(0.04)	0.34	0.38	—	0.02	0.40	9.87	3.46	0.75	0.75	0.75	3.89	1,338,826	82
03-31-17	9.70	0.40	*	0.25	0.65	0.42	—	—	0.42	9.93	6.76	0.76	0.76	0.76	4.09	1,156,695	69
03-31-16	10.11	0.41		(0.41)	—	0.41	—	—	0.41	9.70	0.01	0.79	0.79	0.79	4.12	900,493	46
03-31-15	10.21	0.39		(0.11)	0.28	0.38	—	—	0.38	10.11	2.85	0.78	0.77	0.77	3.86	590,583	60
03-31-14	10.28	0.41	*	(0.03)	0.38	0.43	0.01	0.01	0.45	10.21	3.74	0.76	0.76	0.76	3.99	327,896	124
Class P
09-30-18+	9.86	0.26		(0.01)	0.25	0.26	—	—	0.26	9.85	2.52	0.76	0.11	0.11	5.30	57,358	29
03-31-18	9.92	0.45		(0.05)	0.40	0.44	—	0.02	0.46	9.86	4.15	0.74	0.09	0.09	4.56	42,522	82
03-31-17	9.69	0.47		0.24	0.71	0.48	—	—	0.48	9.92	7.47	0.75	0.10	0.10	4.76	36,072	69
03-31-16	10.11	0.47		(0.41)	0.06	0.48	—	—	0.48	9.69	0.58	0.77	0.12	0.12	4.76	21,608	46
03-31-15	10.21	0.45	*	(0.10)	0.35	0.45	—	—	0.45	10.11	3.53	0.77	0.11	0.11	4.40	23,302	60
06-14-13(4)–03-31-14	10.22	0.37	*	0.00 •	0.37	0.36	0.01	0.01	0.38	10.21	3.71	0.75	0.10	0.10	4.58	86,265	124
Class P3
06-01-18(4)–09-30-18	9.84	0.18		0.02	0.20	0.18	—	—	0.18	9.86	2.00	0.76	0.04	0.04	5.56	2,639	29
Class R
09-30-18+	9.85	0.20		(0.01)	0.19	0.20	—	—	0.20	9.84	1.92	1.39	1.29	1.29	4.10	136,701	29
03-31-18	9.91	0.33		(0.04)	0.29	0.33	—	0.02	0.35	9.85	2.94	1.38	1.27	1.27	3.36	118,071	82
03-31-17	9.69	0.35		0.24	0.59	0.37	—	—	0.37	9.91	6.12	1.36	1.28	1.28	3.58	119,041	69
03-31-16	10.10	0.35		(0.40)	(0.05)	0.36	—	—	0.36	9.69	(0.50)	1.33	1.29	1.29	3.60	107,927	46
03-31-15	10.20	0.34		(0.11)	0.23	0.33	—	—	0.33	10.10	2.34	1.34	1.27	1.27	3.33	99,783	60
03-31-14	10.27	0.35	*	(0.03)	0.32	0.37	0.01	0.01	0.39	10.20	3.23	1.33	1.26	1.26	3.47	98,457	124
Class W
09-30-18+	9.89	0.22		(0.02)	0.20	0.22	—	—	0.22	9.87	2.07	0.89	0.79	0.79	4.49	88,924	29
03-31-18	9.95	0.38	*	(0.04)	0.34	0.38	—	0.02	0.40	9.89	3.46	0.88	0.77	0.77	3.88	557,067	82
03-31-17	9.72	0.39	*	0.26	0.65	0.42	—	—	0.42	9.95	6.75	0.86	0.78	0.78	3.96	434,100	69
03-31-16	10.13	0.41		(0.41)	—	0.41	—	—	0.41	9.72	0.01	0.83	0.79	0.79	4.10	98,241	46
03-31-15	10.24	0.38	*	(0.11)	0.27	0.38	—	—	0.38	10.13	2.74	0.84	0.77	0.77	3.82	132,375	60
03-31-14	10.30	0.41	*	(0.02)	0.39	0.43	0.01	0.01	0.45	10.24	3.83	0.83	0.76	0.76	3.98	153,532	124

(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges or contingent deferred sales charges, if applicable. Total return for periods less than one year is not annualized.
(2)	Annualized for periods less than one year.
(3)	Ratios reflect operating expenses of a Fund. Expenses before reductions/additions do not reflect amounts reimbursed by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.
(4)	Commencement of operations.
+	Unaudited.
*	Calculated using average number of shares outstanding throughout the period.
•	Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%

See Accompanying Notes to Financial Statements

11

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2018 (UNAUDITED)

NOTE 1 — ORGANIZATION

Voya Funds Trust (“Trust”) is a Delaware statutory trust and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust was organized on August 6, 1998 and was established under a Trust Instrument dated July 30, 1998. It consists of six separately managed series. This report is for Voya Floating Rate Fund (“Floating Rate” or the “Fund”), a diversified series of the Trust.

The Fund offers the following classes of shares: Class A, Class C, Class I, Class P, Class P3, Class R and Class W. The separate classes of shares differ principally in the applicable sales charges (if any), transfer agent fees, distribution fees and shareholder servicing fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of a fund and earn income and realized gains/losses from a fund pro rata based on the daily ending net assets of each class, without distinction between share classes. Differences in per share dividend rates generally result from the differences in separate class expenses, including distribution, and shareholder servicing fees.

Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Fund. Voya Investment Management Co. LLC (“Voya IM”), a Delaware limited liability company, serves as the sub-adviser to the Fund. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Fund.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements. The Fund is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.

A.  Loan and Other Security Valuation. The Fund is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share for each class of the Fund is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The data reflected on the consolidated tape provided by the CTA is generated by various market centers, including all securities exchanges, electronic communications networks, and third-market broker-dealers. The NAV per share of each class of the Fund is calculated by taking the value of the Fund’s assets attributable to that class, subtracting the Fund’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when the Fund is closed for business, Fund shares will not be priced and the Fund does not transact purchase and redemption orders. To the extent the Fund’s assets are traded in other markets on days when the Fund does not price its shares, the value of the Fund’s assets will likely change and you will not be able to purchase or redeem shares of the Fund.

Assets for which market quotations are readily available are valued at market value. A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded or, if such price is not available, at the last sale price as of the Market Close for such security provided by the CTA. Bank loans are valued at the average of the averages of the bid and ask prices provided to an independent loan pricing service by brokers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded.

When a market quotation is not readily available or is deemed unreliable, the Fund will determine a fair value for the relevant asset in accordance with procedures adopted by the Board of Trustees (“Board”). Such procedures provide, for example, that: (a) Exchange-traded securities are valued at the mean of the closing bid and ask; (b) Debt obligations are valued using an evaluated price provided by an independent pricing service. Evaluated prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect factors such as institution-size trading in similar groups of securities, developments related to specific securities, benchmark yield, quality, type of issue, coupon rate, maturity individual trading characteristics and other market data; (c) Securities traded in the over-the-counter market are valued based on prices provided by independent pricing services or market makers; (d) Options not listed on an exchange are valued by an independent source using an industry accepted model, such as Black-Scholes; (e) Centrally cleared swap agreements are valued using a price provided by the central counterparty clearinghouse; (f) Over-the-counter

12

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2018 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

swap agreements are valued using a price provided by an independent pricing service; (g) Forward foreign currency exchange contracts are valued utilizing current and forward rates obtained from an independent pricing service. Such prices from the third party pricing service are for specific settlement periods and the Fund’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent period reported by the independent pricing service; and (h) Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by brokers.

The prospectuses of the open-end registered investment companies in which the Fund may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Foreign securities’ (including forward foreign currency exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close. If market quotations are available and believed to be reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. An independent pricing service determines the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of Market Close. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be valued by the independent pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and Market Close. Multiple factors may be considered by the independent pricing service in determining the value of such securities and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures.

All other assets for which market quotations are not readily available or became unreliable (or if the above fair valuation methods are unavailable or determined to be unreliable) are valued at fair value as determined in good faith by or under the supervision of the Board following procedures approved by the Board. The Board has delegated to the Investment Adviser responsibility for overseeing the implementation of the Fund’s valuation procedures; a “Pricing Committee” comprised of employees of the Investment Adviser or its affiliates has responsibility for applying the fair valuation methods set forth in the procedures and, if a fair valuation cannot be determined pursuant to the fair valuation methods, determining the fair value of assets held by the Fund. Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of fair valuation, the values used to determine the Fund’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in the Fund.

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and unobservable inputs, including the sub-adviser’s or Pricing Committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Fund’s investments under these levels of classification is included following the Portfolio of Investments.

GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The beginning of period timing recognition is used for the transfers between Levels of the Fund’s assets and liabilities. A reconciliation of Level 3 investments is presented only when the Fund has a significant amount of Level 3 investments.

B.  Security Transactions and Revenue Recognition. Security transactions and senior loans are accounted for on trade date (date the order to buy or sell is executed). Realized gains or losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis at the then-current loan rate. The accrual of interest on loans is partially or fully discontinued when, in the opinion of management, there is an indication that the borrower may be unable to meet payments as they become due. If determined to be uncollectible, unpaid accrued interest is also written off. Cash collections on non-accrual loans are generally

13

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2018 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

applied as a reduction to the recorded investment of the loan. Loans are generally returned to accrual status only after all past due amounts have been received and the borrower has demonstrated sustained performance. Loan premiums and discounts are amortized and/or accreted for financial reporting purposes. Arrangement fees received on revolving credit facilities, which represent non-refundable fees or purchase discounts associated with the acquisition of loans, are deferred and recognized using the effective yield for financial reporting purposes. No such fees are recognized on loans which have been placed on non-accrual status. Arrangement fees associated with all other loans, except revolving credit facilities, are treated as discounts and are accreted as described above. Dividend income is recorded on the ex-dividend date. Amendment fees are earned as compensation for evaluating and accepting changes to an original loan agreement and are recognized when received. Amendment fees and other fees earned are reported on the Statement of Operations.

C.  Distributions to Shareholders. The Fund declares and goes ex-dividend daily and pays dividends monthly from net investment income. Distributions from capital gains, if any, are declared and paid annually. The Fund may make additional distributions to comply with the distribution requirements of the Internal Revenue Code. The character and amounts of income and gains to be distributed are determined in accordance with federal income tax regulations, which may differ from GAAP for investment companies. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital. The Fund records distributions to its shareholders on the ex-dividend date.

D.  When-Issued and Delayed-Delivery Transactions. Securities purchased or sold on a when-issued, delayed-delivery or forward purchase commitment basis may have extended settlement periods. The value of the security so purchased is subject to market fluctuations during this period. Due to the nature of the loan market, the actual settlement date may not be certain at the time of the purchase or sale for some of the loans. Interest income on such loans is not accrued until settlement date.

E.  Federal Income Taxes. It is the policy of the Fund to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Fund’s tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.

The Fund may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.

F.  Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

G.  Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close.

(2)	Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at Market Close, the Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities, which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statement of Assets and Liabilities for the estimated tax withholding based on the securities current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically

14

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2018 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

associated with investing in U.S. companies and the U.S. government. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. The foregoing risks are even greater with respect to securities of issuers in emerging markets.

H.  Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, management believes based on experience, the risk of loss from such claims is considered remote.

NOTE 3 — INVESTMENTS

For the period ended September 30, 2018, the cost of purchases and the proceeds from principal repayment and sales of investments, excluding short-term investments, totaled $833,143,519 and $611,702,197, respectively. At September 30, 2018, the Fund held loans valued at $2,218,331,848 representing 93.5% of its total investments. The fair value of these assets is established as set forth in Note 2.

The loans acquired by the Fund typically take the form of a direct lending relationship with the borrower acquired through an assignment of another lender’s interest in a loan. The lead lender in a typical corporate loan syndicate administers the loan and monitors collateral. In the event that the lead lender becomes insolvent, enters Federal Deposit Insurance Corporation (“FDIC”) receivership or, if not FDIC insured, enters into bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

NOTE 4 — INVESTMENT MANAGEMENT FEES

The Fund has entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Investment Adviser has overall responsibility for the management of the Fund. The Investment Adviser oversees all investment advisory and portfolio management services for the Fund and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Fund, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. This Management Agreement compensates the Investment Adviser with a management fee, computed daily and payable monthly, at an annual rate of 0.65% of the Fund’s average daily net assets. The Investment Adviser is contractually obligated to waive the management fee for Class P shares of the Fund. This waiver is not eligible for recoupment. Termination or modification of this obligation requires approval by the Board.

The Investment Adviser has entered into a sub-advisory agreement with Voya IM. Voya IM provides investment advice for the Fund and is paid by the Investment Adviser based on the average daily net assets of the Fund. Subject to such policies as the Board or the Investment Adviser may determine, Voya IM manages the Fund’s assets in accordance with the Fund’s investment objectives, policies, and limitations.

NOTE 5 — DISTRIBUTION AND SERVICE FEES

Each share class of the Fund, except Class I, Class P, Class P3 and Class W, has a plan (each a “Plan” and collectively, the “Plans”), whereby the Distributor is compensated by the Fund for expenses incurred in the distribution of the Fund’s shares (“Distribution Fees”). Pursuant to the Plans, the Distributor is entitled to a payment each month for actual expenses incurred in the distribution and promotion of the Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or Shareholder Servicing Fees (“Service Fees”) paid to securities dealers who executed a distribution agreement with the Distributor. Under the Plans, each class of shares of the Fund pays the Distributor a combined Distribution and/or Service Fee based on average daily net assets at the following annual rates:

Class A	Class C	Class R
0.25%	1.00%	0.50%

The Distributor may also retain the proceeds of the initial sales charge paid by shareholders upon the purchase of Class A shares of the Fund and the contingent deferred sales charge paid by shareholders upon certain redemptions for Class A and Class C shares. For the period ended September 30, 2018, the Distributor retained the following amounts in sales charges:

	Class A	Class C
Initial Sales Charges	$5,888	$—
Contingent Deferred Sales Charges	3,000	1,384

NOTE 6 — EXPENSE LIMITATION AGREEMENT

Pursuant to a written expense limitation agreement (“Expense Limitation Agreement”) with the Fund, the Investment Adviser has agreed to limit expenses,excluding interest, taxes, investment-related costs, leverage

15

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2018 (UNAUDITED) (CONTINUED)

NOTE 6 — EXPENSE LIMITATION AGREEMENT (continued)

expenses, extraordinary expenses, and acquired fund fees and expenses, to the levels listed below:

Maximum Operating Expense Limit
(as a percentage of average daily net assets)

Class A — 1.00%
Class C — 1.75%
Class I — 0.75%
Class P — 0.15%
Class P3 — 0.00%
Class R — 1.25%
Class W — 0.75%

With the exception of the non-recoupable Class P management fee waiver for the Fund, the Investment Adviser may at a later date recoup from the Fund for fees waived and/or other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statement of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statement of Assets and Liabilities.

As of September 30, 2018, the amounts of waived and/or reimbursed fees that are subject to recoupment by the Investment Adviser, and the related expiration dates are as follows:

September 30,
2019	2020	2021	Total
$—	$—	$6,105	$6,105

In addition to the above waived and/or reimbursed fees, the amount of class specific fees waived or reimbursed that are subject to possible recoupment by the Investment Adviser, and the related expiration dates, as of September 30, 2018 are as follows:

	September 30,
	2019	2020	2021	Total
Class A	$16,150	$65,067	$43,071	$124,288
Class C	19,572	61,807	45,946	127,325
Class R	41,923	135,552	120,959	298,434
Class W	37,074	433,933	440,304	911,311

The Expense Limitation Agreement is contractual through August 1, 2019 and shall renew automatically for one-year terms. Termination or modification of this obligation requires approval by the Board.

NOTE 7 — LINE OF CREDIT

Effective May 30, 2018, the Fund has entered into an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with State Street Bank and Trust Company (“SSB”) for an aggregate amount of $350,000,000, through May 29, 2019. The proceeds may be used only to: (1) temporarily finance the purchase and sale of securities; or (2) temporarily finance the redemption of shares of an investor in the Fund. The Fund pays a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears and a structuring fee of $502,500, which is expensed over a year. Prior to May 30, 2018, the aggregate amount was $160,000,000 and the commitment fee was equal to 0.25% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. Generally, borrowings under the Credit Agreement accrue interest at the higher of the federal funds rate and the One-Month LIBOR rate, plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.

During the period ended September 30, 2018 the Fund did not utilize the line of credit.

NOTE 8 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At September 30, 2018, the following direct or indirect, wholly-owned subsidiary of Voya Financial, Inc. owned more than 5% of the Fund:

Subsidiary	Percentage
Voya Institutional Trust Company	5.81%

Under the 1940 Act, the direct or indirect beneficial owner of more than 25% of the voting securities of a company (including a fund) is presumed to control such company. Companies under common control (e.g., companies with a common owner of greater than 25% of their respective voting securities) are affiliates under the 1940 Act.

The Fund has adopted a deferred compensation plan (the “DC Plan”), which allows eligible independent trustees, as described in the DC Plan, to defer the receipt of all or a portion of the trustees’ fees that they are entitled to receive from the Fund. For purposes of determining the amount owed to the trustee under the DC Plan, the amounts deferred are invested in shares of the funds selected by the trustee (the “Notional Funds”). The Fund purchases shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the trustees’ deferred fees, resulting in a Fund asset equal to the deferred compensation liability. Such assets, if applicable, are included as a component of “Other assets” on the accompanying Statement of Assets and Liabilities. Deferral of trustees’ fees under the DC Plan will not affect net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the DC Plan.

16

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2018 (UNAUDITED) (CONTINUED)

NOTE 9 — UNFUNDED LOAN COMMITMENTS

The Fund may enter in credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrower’s discretion. Funded portions of the credit agreements are presented in the Portfolio of Investments. At September 30, 2018, the Fund had the following unfunded loan commitments:

Unfunded Loan Commitment
DentalCorp Perfect Smile ULC	$516,475
Mavis Tire Express Services Corp.	978,580
Pearl Intermediate Parent LLC	858,400
$2,353,455

NOTE 10 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Shares sold	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	($)	($)	($)	($)
Class A
09-30-18	1,876,275	85,164	(1,213,578)	747,861	18,466,980	838,014	(11,939,415)	7,365,579
03-31-18	2,686,038	154,227	(7,798,068)	(4,957,803)	26,504,955	1,521,848	(77,261,150)	(49,234,347)
Class C
09-30-18	399,786	73,050	(523,247)	(50,411)	3,934,114	719,030	(5,150,931)	(497,787)
03-31-18	652,763	138,312	(1,744,346)	(953,271)	6,450,189	1,364,857	(17,220,648)	(9,405,602)
Class I
09-30-18	74,447,271	3,424,664	(20,588,395)	57,283,540	732,833,087	33,710,351	(202,707,189)	563,836,249
03-31-18	57,149,801	5,017,276	(43,029,670)	19,137,407	564,520,143	49,504,679	(424,527,535)	189,497,287
Class P
09-30-18	1,511,350	134,198	(135,577)	1,509,971	14,842,817	1,319,576	(1,332,060)	14,830,333
03-31-18	641,558	176,465	(142,190)	675,833	6,330,480	1,740,004	(1,402,095)	6,668,389
Class P3
06-01-18(1)–09-30-18	293,771	4,518	(30,671)	267,618	2,890,952	44,454	(301,526)	2,633,880
Class R
09-30-18	2,483,180	259,932	(839,982)	1,903,130	24,401,263	2,553,730	(8,256,197)	18,698,796
03-31-18	1,404,467	417,232	(1,848,314)	(26,615)	13,845,607	4,111,060	(18,207,362)	(250,695)
Class W
09-30-18	4,289,940	857,755	(52,470,100)	(47,322,405)	42,355,602	8,457,544	(517,561,059)	(466,747,913)
03-31-18	22,881,392	1,265,597	(11,453,670)	12,693,319	226,282,538	12,512,424	(113,274,205)	125,520,757

(1)	Commencement of operations.

NOTE 11 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

17

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2018 (UNAUDITED) (CONTINUED)

NOTE 11 — FEDERAL INCOME TAXES (continued)

The tax composition of dividends and distributions to shareholders was as follows:

Six Months Ended September 30, 2018	Year Ended March 31, 2018
Ordinary Income	Ordinary Income	Return of Capital
$49,509,315	$77,218,348	$3,511,444

The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of March 31, 2018 were:

Post-October Capital Losses	Unrealized Appreciation/	Capital Loss Carryforwards
Deferred	(Depreciation)	Amount	Character	Expiration
$(934,524)	$(4,202,226)	$(18,779,950)	Long-term	None

The Fund’s major tax jurisdictions are U.S. federal and Arizona state.

As of September 30, 2018, no provision for income tax is required in the Fund’s financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. The earliest tax year that remains subject to examination by these jurisdictions is 2013.

NOTE 12 — SUBSEQUENT EVENTS

Dividends. Subsequent to September 30, 2018, the Fund paid dividends from net investment income of:

	Per Share Amount	Payable Date	Record Date
Class A	$0.0374	November 1, 2018	Daily
Class C	$0.0311	November 1, 2018	Daily
Class I	$0.0398	November 1, 2018	Daily
Class P	$0.0454	November 1, 2018	Daily
Class P3	$0.0459	November 1, 2018	Daily
Class R	$0.0353	November 1, 2018	Daily
Class W	$0.0398	November 1, 2018	Daily

The Fund has evaluated events occurring after the Statement of Assets and Liabilities date (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

18

VOYA FLOATING RATE FUND	PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2018 (UNAUDITED)

Principal Amount†		Borrower/Tranche Description	Fair Value	Percentage of Net Assets

LOANS*: 97.1%
		Aerospace & Defense: 1.2%
1,995,000		KBR, Inc. Term Loan B, 5.992%, (US0001M + 3.750%), 04/25/25	$2,018,691	0.1
11,885,050		Maxar Technologies Ltd. Term Loan B, 5.148%, (US0001M + 2.750%), 10/04/24	11,735,001	0.5
5,703,340		TransDigm, Inc. 2018 Term Loan E, 4.742%, (US0001M + 2.500%), 05/30/25	5,725,811	0.3
4,640,585		TransDigm, Inc. 2018 Term Loan F, 4.742%, (US0001M + 2.500%), 06/09/23	4,661,426	0.2
2,597,224		TransDigm, Inc. 2018 Term Loan G, 4.742%, (US0001M + 2.500%), 08/22/24	2,608,407	0.1
			26,749,336	1.2

		Auto Components: 0.3%
6,279,313		Broadstreet Partners, Inc. 2018 Term Loan B, 5.492%, (US0001M + 3.250%), 11/08/23	6,296,581	0.3

		Automotive: 3.7%
4,767,750		American Axle and Manufacturing, Inc. Term Loan B, 4.462%, (US0001M + 2.250%), 04/06/24	4,775,197	0.2
3,042,013		Belron Finance US LLC USD Term Loan B, 4.843%, (US0003M + 2.500%), 11/07/24	3,052,471	0.1
10,253,606		Bright Bidco B.V. 2018 Term Loan B, 5.840%, (US0001M + 3.500%), 06/30/24	10,151,070	0.4
5,882,345		Dealer Tire, LLC 2017 Term Loan B, 5.583%, (US0003M + 3.250%), 12/22/21	5,661,757	0.3
8,540,393		Dynacast International LLC Term Loan B2, 5.636%, (US0003M + 3.250%), 01/28/22	8,577,543	0.4
1,288,313		Federal-Mogul Holdings Corporation, 5.890%, (US0001M + 3.750%), 04/15/21	1,291,266	0.1
15,672,058		Gates Global LLC 2017 USD Repriced Term Loan B, 4.992%, (US0001M + 2.750%), 04/01/24	15,783,470	0.7
2,811,083		KAR Auction Services, Inc. Term Loan B5, 4.938%, (US0003M + 2.500%), 03/09/23	2,826,879	0.1

LOANS*: (continued)
		Automotive: (continued)
2,109,713		L&W, Inc. 2018 Term Loan B, 6.212%, (US0001M + 4.000%), 05/22/25	$2,129,491	0.1
6,436,981		Mavis Tire Express Services Corp. 2018 1st Lien Term Loan, 5.415%, (US0001M + 3.250%), 03/20/25	6,424,911	0.3
1,035,387	(1)	Mavis Tire Express Services Corp. 2018 Delayed Draw Term Loan, 5.415%, (US0001M + 3.250%), 03/20/25	1,033,446	0.0
2,522,142		Superior Industries International, Inc. 2018 1st Lien Term Loan B, 6.242%, (US0001M + 4.000%), 05/22/24	2,530,024	0.1
5,770,000		Tenneco, Inc. 2018 Term Loan B, 5.148%, (US0003M + 2.750%), 10/01/25	5,772,672	0.3
6,775,987		TI Group Automotive Systems, L.L.C. 2015 USD Term Loan B, 4.742%, (US0001M + 2.500%), 06/30/22	6,805,632	0.3
4,977,000		Truck Hero, Inc. 1st Lien Term Loan, 5.962%, (US0001M + 3.750%), 04/21/24	4,992,036	0.2
1,680,000		Truck Hero, Inc. 2nd Lien Term Loan, 10.462%, (US0001M + 8.250%), 04/21/25	1,692,600	0.1
			83,500,465	3.7

		Beverage & Tobacco: 0.3%
6,448,797		Refresco Group BV USD Term Loan B3, 5.648%, (US0003M + 3.250%), 03/28/25	6,424,614	0.3

		Brokers, Dealers & Invetesment Houses: 0.1%
3,086,168		Capital Automotive L.P. 2017 2nd Lien Term Loan, 8.250%, (US0001M + 6.000%), 03/24/25	3,147,891	0.1

		Building & Development: 2.4%
6,206,267		Capital Automotive L.P. 2017 1st Lien Term Loan, 4.750%, (US0001M + 2.500%), 03/24/24	6,218,549	0.3
3,190,888		Core & Main LP 2017 Term Loan B, 5.317%, (US0003M + 3.000%), 08/01/24	3,207,321	0.1

See Accompanying Notes to Financial Statements

19

VOYA FLOATING RATE FUND	PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2018 (UNAUDITED) (CONTINUED)

Principal Amount†	Borrower/Tranche Description	Fair Value	Percentage of Net Assets

LOANS*: (continued)
	Building & Development: (continued)
2,707,118	Forterra Finance, LLC 2017 Term Loan B, 5.242%, (US0001M + 3.000%), 10/25/23	$2,598,834	0.1
2,823,654	Foundation Building Materials, LLC 2018 Term Loan B, 5.398%, (US0001M + 3.250%), 08/13/25	2,836,891	0.1
5,561,075	GYP Holdings III Corp. 2018 Term Loan B, 5.011%, (US0001M + 2.750%), 06/01/25	5,558,467	0.2
1,891,313	Henry Company LLC Term Loan B, 6.242%, (US0001M + 4.000%), 10/05/23	1,904,315	0.1
2,105,000	Interior Logic Group, Inc. 2018 Term Loan B, 6.342%, (US0003M + 4.000%), 05/30/25	2,110,262	0.1
2,367,302	Minimax GmbH & Co. KG 2018 USD Term Loan B, 5.242%, (US0001M + 3.000%), 07/31/25	2,388,016	0.1
9,000,000	Pisces Midco, Inc. 2018 Term Loan, 6.087%, (US0003M + 3.750%), 04/12/25	9,069,372	0.4
4,035,997	Quikrete Hldgs Inc Term Loan, 4.992%, (US0001M + 2.750%), 11/15/23	4,047,855	0.2
995,000	SMG Holdings Inc. 2017 1st Lien Term Loan, 5.242%, (US0001M + 3.000%), 01/23/25	1,001,529	0.0
6,270,000	SRS Distribution Inc. 2018 1st Lien Term Loan, 5.441%, (US0003M + 3.250%), 05/23/25	6,225,213	0.3
3,576,731	Werner FinCo LP 2017 Term Loan, 6.104%, (US0001M + 4.000%), 07/24/24	3,578,967	0.2
3,807,430	Wilsonart LLC 2017 Term Loan B, 5.640%, (US0003M + 3.250%), 12/19/23	3,827,826	0.2
		54,573,417	2.4

	Business Equipment & Services: 12.0%
1,823,561	24-7 Intouch Inc 2018 Term Loan, 6.648%, (US0003M + 4.250%), 08/20/25	1,787,090	0.1
3,128,110	Acosta Holdco, Inc. 2015 Term Loan, 5.492%, (US0001M + 3.250%), 09/26/21	2,345,300	0.1

LOANS*: (continued)
	Business Equipment & Services: (continued)
2,872,632	Advantage Sales & Marketing, Inc. 2014 1st Lien Term Loan, 5.492%, (US0001M + 3.250%), 07/23/21	$2,660,058	0.1
1,000,000	Advantage Sales & Marketing, Inc. 2014 2nd Lien Term Loan, 8.742%, (US0001M + 6.500%), 07/25/22	855,000	0.1
11,780,649	AlixPartners, LLP 2017 Term Loan B, 4.992%, (US0001M + 2.750%), 04/04/24	11,846,916	0.5
5,491,571	Allflex Holdings III, Inc. New 1st Lien Term Loan, 5.586%, (US0003M + 3.250%), 07/20/20	5,520,814	0.2
1,370,000	Almonde, Inc. USD Second Lien Term Loan, 9.636%, (US0003M + 7.250%), 06/13/25	1,358,012	0.1
215,000	American Traffic Solutions, Inc. 2018 2nd Lien Term Loan, 9.992%, (US0001M + 7.750%), 02/23/26	220,106	0.0
2,213,750	Array Canada Inc. Term Loan B, 7.386%, (US0003M + 5.000%), 02/10/23	2,150,105	0.1
2,940,300	Ascend Learning, LLC 2017 Term Loan B, 5.242%, (US0001M + 3.000%), 07/12/24	2,946,733	0.1
928,250	ASP MCS Acquisition Corp. Term Loan B, 7.136%, (US0003M + 4.750%), 05/18/24	792,881	0.0
2,343,480	Big Ass Fans, LLC 2018 Term Loan, 6.136%, (US0003M + 3.750%), 05/21/24	2,366,183	0.1
4,200,243	Camelot UK Holdco Limited 2017 Repriced Term Loan, 5.492%, (US0001M + 3.250%), 10/03/23	4,212,243	0.2
4,937,500	Colorado Buyer Inc Term Loan B, 5.110%, (US0001M + 3.000%), 05/01/24	4,952,930	0.2
1,455,910	Convergint Technologies LLC 2018 1st Lien Term Loan, 5.242%, (US0001M + 3.000%), 02/03/25	1,457,275	0.1

See Accompanying Notes to Financial Statements

20

VOYA FLOATING RATE FUND	PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2018 (UNAUDITED) (CONTINUED)

Principal Amount†	Borrower/Tranche Description	Fair Value	Percentage of Net Assets

LOANS*: (continued)
	Business Equipment & Services: (continued)
156,663	DG Investment Intermediate Holdings 2, Inc. 2018 Delayed Draw Term Loan, 5.242%, (US0001M + 3.000%), 02/03/25	$156,810	0.0
822,938	DG Investment Intermediate Holdings 2, Inc. 2018 Incremental Term Loan, 5.242%, (US0001M + 3.000%), 02/03/25	823,709	0.0
2,816,501	DTI Holdco, Inc. 2018 Term Loan B, 6.945%, (US0001M + 4.750%), 09/30/23	2,747,849	0.1
8,710,578	EIG Investors Corp. 2018 1st Lien Term Loan, 6.061%, (US0003M + 3.750%), 02/09/23	8,790,062	0.4
986,545	Element Materials Technology Group US Holdings Inc 2017 USD Term Loan B, 5.742%, (US0001M + 3.500%), 06/28/24	993,944	0.0
3,429,604	Engineered Machinery Holdings, Inc. USD 1st Lien Term Loan, 5.636%, (US0003M + 3.250%), 07/19/24	3,391,021	0.2
6,471,792	EVO Payments International LLC 2018 1st Lien Term Loan, 5.490%, (US0001M + 3.250%), 12/22/23	6,520,331	0.3
20,320,000	Financial & Risk Holdings, Inc. 2018 USD Term Loan, 6.148%, (US0003M + 3.750%), 10/01/25	20,300,046	0.9
1,975,000	FrontDoor Inc 2018 Term Loan B, 4.750%, (US0001M + 2.500%), 08/14/25	1,992,281	0.1
1,640,769	Garda World Security Corporation 2017 Term Loan, 7.750%, (PRIME + 2.500%), 05/24/24	1,650,340	0.1
2,442,725	GreenSky Holdings, LLC 2018 Term Loan B, 5.500%, (US0001M + 3.250%), 03/29/25	2,454,939	0.1
8,382,706	GTCR Valor Companies, Inc. USD 2017 Term Loan B1, 5.636%, (US0003M + 3.250%), 06/16/23	8,443,480	0.4

LOANS*: (continued)
	Business Equipment & Services: (continued)
4,294,183	ION Trading Technologies S.a.r.l. USD Incremental Term Loan B, 6.398%, (US0003M + 4.000%), 11/21/24	$4,282,555	0.2
2,988,454	IQOR US Inc. 2nd Lien Term Loan, 11.087%, (US0003M + 8.750%), 04/01/22	2,390,763	0.1
4,762,865	IQOR US Inc. Term Loan B, 7.337%, (US0003M + 5.000%), 04/01/21	4,474,116	0.2
11,296,200	KUEHG Corp. 2018 Incremental Term Loan, 6.136%, (US0003M + 3.750%), 02/21/25	11,371,038	0.5
5,114,300	Learning Care Group, Inc. 2018 1st Lien Term Loan, 5.430%, (US0001M + 3.250%), 03/13/25	5,129,643	0.2
2,305,000	Learning Care Group, Inc. 2018 2nd Lien Term Loan, 9.676%, (US0001M + 7.500%), 03/13/26	2,316,525	0.1
2,039,368	LegalZoom.com, Inc. 1st Lien Term Loan, 6.462%, (US0001M + 4.250%), 11/21/24	2,072,508	0.1
7,409,692	NeuStar, Inc. 2018 Term Loan B4, 5.742%, (US0001M + 3.500%), 08/08/24	7,432,848	0.3
1,849,487	NeuStar, Inc. 2nd Lien Term Loan, 10.242%, (US0001M + 8.000%), 08/08/25	1,837,927	0.1
11,040,148	NVA Holdings, Inc. Term Loan B3, 4.992%, (US0001M + 2.750%), 02/02/25	11,031,526	0.5
2,650,000	Peak 10, Inc. 2017 2nd Lien Term Loan, 9.593%, (US0003M + 7.250%), 08/01/25	2,585,957	0.1
8,593,815	PI US MergerCo, Inc. USD 2017 1st Lien Term Loan, 5.742%, (US0001M + 3.500%), 12/20/24	8,586,295	0.4
8,159,482	Pre-Paid Legal Services, Inc. 2018 1st Lien Term Loan, 5.511%, (US0001M + 3.250%), 05/01/25	8,219,405	0.4

See Accompanying Notes to Financial Statements

21

VOYA FLOATING RATE FUND	PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2018 (UNAUDITED) (CONTINUED)

Principal Amount†	Borrower/Tranche Description	Fair Value	Percentage of Net Assets

LOANS*: (continued)
	Business Equipment & Services: (continued)
390,000	Pre-Paid Legal Services, Inc. 2018 2nd Lien Term Loan, 9.742%, (US0001M + 7.500%), 05/01/26	$393,900	0.0
912,713	PricewaterhouseCoopers LLP 2018 Term Loan, 5.492%, (US0001M + 3.250%), 05/01/25	917,276	0.0
1,034,800	Prometric Holdings, Inc. 1st Lien Term Loan, 5.250%, (US0001M + 3.000%), 01/29/25	1,036,525	0.0
9,319,500	Red Ventures, LLC 1st Lien Term Loan, 6.242%, (US0001M + 4.000%), 11/08/24	9,443,757	0.4
1,303,125	Red Ventures, LLC 2nd Lien Term Loan, 10.242%, (US0001M + 8.000%), 11/08/25	1,335,703	0.1
465,000	Renaissance Learning, Inc. 2018 2nd Lien Term Loan, 9.242%, (US0001M + 7.000%), 05/29/26	464,710	0.0
2,648,363	Renaissance Learning, Inc. 2018 Add On Term Loan, 5.492%, (US0001M + 3.250%), 05/30/25	2,648,913	0.1
3,027,125	Research Now Group, Inc. 2017 1st Lien Term Loan, 7.742%, (US0001M + 5.500%), 12/20/24	3,046,989	0.1
2,445,300	Sandvine Corporation Term Loan B, 7.992%, (US0001M + 5.750%), 09/21/22	2,454,409	0.1
3,592,703	Solera Holdings, Inc. USD Term Loan B, 4.992%, (US0001M + 2.750%), 03/03/23	3,605,698	0.2
7,711,956	Spin Holdco Inc. 2017 Term Loan B, 5.589%, (US0003M + 3.250%), 11/14/22	7,748,588	0.3
3,995,000	SSH Group Holdings, Inc. 2018 1st Lien Term Loan, 6.590%, (US0003M + 4.250%), 07/30/25	4,034,950	0.2
9,282,525	Staples, Inc. 2017 Term Loan B, 6.398%, (US0003M + 4.000%), 09/12/24	9,291,232	0.4
4,173,597	Stiphout Finance LLC USD 1st Lien Term Loan, 5.242%, (US0001M + 3.000%), 10/26/22	4,215,333	0.2

LOANS*: (continued)
	Business Equipment & Services: (continued)
2,987,188	SurveyMonkey Inc. 2017 Term Loan, 6.750%, (US0001M + 4.500%), 04/13/24	$2,998,315	0.1
3,143,589	TMK Hawk Parent Corp. 2017 1st Lien Term Loan, 5.750%, (US0001M + 3.500%), 08/28/24	3,108,224	0.1
673,200	USS Ultimate Holdings, Inc. 1st Lien Term Loan, 5.992%, (US0001M + 3.750%), 08/25/24	679,932	0.0
6,830,000	Verifone Systems, Inc. 2018 1st Lien Term Loan, 6.322%, (US0003M + 4.000%), 08/20/25	6,882,079	0.3
915,000	Verifone Systems, Inc. 2018 2nd Lien Term Loan, 10.322%, (US0003M + 8.000%), 08/20/26	913,856	0.0
5,661,562	Verra Mobility Corporation 2018 1st Lien Term Loan, 5.992%, (US0001M + 3.750%), 02/28/25	5,699,602	0.3
8,290,000	Verscend Holding Corp. 2018 Term Loan B, 6.742%, (US0001M + 4.500%), 08/27/25	8,336,631	0.4
11,421,231	West Corporation 2017 Term Loan, 6.242%, (US0001M + 4.000%), 10/10/24	11,401,404	0.5
4,084,763	West Corporation 2018 Term Loan B1, 5.742%, (US0001M + 3.500%), 10/10/24	4,057,411	0.2
4,345,000	Yak Access, LLC 2018 1st Lien Term Loan B, 7.139%, (US0001M + 5.000%), 07/02/25	4,214,650	0.2
970,000	Yak Access, LLC 2018 2nd Lien Term Loan B, 12.148%, (US0001M + 10.000%), 06/13/26	926,350	0.0
		275,324,001	12.0

	Cable & Satellite Television: 2.0%
7,206,281	CSC Holdings LLC, 4.408%, (US0001M + 2.250%), 07/17/25	7,213,790	0.3
2,992,500	CSC Holdings, LLC 2018 Term Loan B, 4.658%, (US0001M + 2.500%), 01/25/26	2,999,233	0.2
1,678,750	Numericable Group SA USD Term Loan B11, 4.825%, (US0003M + 2.750%), 07/31/25	1,647,273	0.1

See Accompanying Notes to Financial Statements

22

VOYA FLOATING RATE FUND	PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2018 (UNAUDITED) (CONTINUED)

Principal Amount†	Borrower/Tranche Description	Fair Value	Percentage of Net Assets

LOANS*: (continued)
	Cable & Satellite Television: (continued)
11,764,957	Radiate Holdco, LLC 1st Lien Term Loan, 5.242%, (US0001M + 3.000%), 02/01/24	$11,758,274	0.5
2,461,458	Telesat Canada Term Loan B4, 4.890%, (US0003M + 2.500%), 11/17/23	2,471,612	0.1
4,164,557	UPC Financing Partnership USD Term Loan AR, 4.658%, (US0001M + 2.500%), 01/15/26	4,166,294	0.2
5,215,000	Virgin Media Bristol LLC Term Loan K, 4.658%, (US0001M + 2.500%), 01/15/26	5,229,013	0.2
9,800,476	WideOpenWest Finance LLC 2017 Term Loan B, 5.408%, (US0001M + 3.250%), 08/18/23	9,631,418	0.4
		45,116,907	2.0

	Chemicals & Plastics: 4.1%
4,679,106	Allnex (Luxembourg) & Cy S.C.A. 2016 USD Term Loan B2, 5.567%, (US0003M + 3.250%), 09/13/23	4,705,426	0.2
3,525,210	Allnex USA, Inc. USD Term Loan B3, 5.567%, (US0003M + 3.250%), 09/13/23	3,545,040	0.2
5,064,035	Alpha 3 B.V. 2017 Term Loan B1, 5.386%, (US0003M + 3.000%), 01/31/24	5,090,935	0.2
16,128,212	Avantor, Inc. 2017 1st Lien Term Loan, 6.261%, (US0001M + 4.000%), 11/21/24	16,337,008	0.7
3,890,250	Composite Resins Holding B.V. 2018 Term Loan B, 6.354%, (US0001M + 4.250%), 08/01/25	3,924,290	0.2
8,232,837	Diamond (BC) B.V. USD Term Loan, 5.242%, (US0001M + 3.000%), 09/06/24	8,093,908	0.4
3,981,935	Emerald Performance Materials, LLC New 1st Lien Term Loan, 5.742%, (US0001M + 3.500%), 08/01/21	4,015,534	0.2
2,840,909	Emerald Performance Materials, LLC New 2nd Lien Term Loan, 9.992%, (US0001M + 7.750%), 08/01/22	2,851,563	0.1

LOANS*: (continued)
	Chemicals & Plastics: (continued)
4,185,052	Encapsys, LLC 1st Lien Term Loan, 5.492%, (US0001M + 3.250%), 11/07/24	$4,207,722	0.2
2,815,854	Klockner-Pentaplast of America, Inc. USD 2017 Term Loan B2, 6.492%, (US0001M + 4.250%), 06/30/22	2,743,698	0.1
2,155,636	KMG Chemicals Inc. Term Loan B, 4.992%, (US0001M + 2.750%), 06/15/24	2,161,025	0.1
2,748,010	Kraton Polymers, LLC 2018 USD Term Loan, 4.742%, (US0001M + 2.500%), 03/05/25	2,760,893	0.1
3,452,709	MacDermid, Inc. USD Term Loan B6, 5.242%, (US0001M + 3.000%), 06/07/23	3,470,511	0.2
6,037,552	Plaskolite, Inc. 1st Lien Term Loan, 5.747%, (US0001M + 3.500%), 11/03/22	6,052,645	0.3
3,259,868	PQ Corporation 2018 Term Loan B, 4.742%, (US0001M + 2.500%), 02/08/25	3,267,000	0.1
3,255,000	Schenectady International Group Inc. 2018 1st Lien Term Loan, 7.148%, (US0003M + 4.750%), 08/10/25	3,265,172	0.1
3,147,113	Solenis International, LP 2018 1st Lien Term Loan, 6.311%, (US0003M + 4.000%), 12/26/23	3,176,617	0.1
4,085,000	Starfruit Finco B.V 2018 USD Term Loan B, 5.511%, (US0003M + 3.250%), 09/20/25	4,107,247	0.2
2,146,134	Tronox Blocked Borrower LLC Term Loan B, 5.242%, (US0001M + 3.000%), 09/22/24	2,156,641	0.1
4,952,616	Tronox Finance LLC Term Loan B, 5.242%, (US0001M + 3.000%), 09/22/24	4,976,865	0.2
2,629,135	Univar Inc. 2017 USD Term Loan B, 4.492%, (US0001M + 2.250%), 07/01/24	2,638,629	0.1
		93,548,369	4.1

See Accompanying Notes to Financial Statements

23

VOYA FLOATING RATE FUND	PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2018 (UNAUDITED) (CONTINUED)

Principal Amount†	Borrower/Tranche Description	Fair Value	Percentage of Net Assets

LOANS*: (continued)
	Clothing/Textiles: 0.3%
7,715,639	Varsity Brands, Inc. 2017 Term Loan B, 5.898%, (US0001M + 3.500%), 12/15/24	$7,744,573	0.3

	Containers & Glass Products: 4.5%
5,034,700	Albea Beauty Holdings S.A 2018 USD Term Loan B2, 5.195%, (US0003M + 2.750%), 04/22/24	5,018,966	0.2
2,339,138	Ball Metalpack, LLC 2018 1st Lien Term Loan B, 6.742%, (US0001M + 4.500%), 07/24/25	2,362,529	0.1
8,822,888	Berlin Packaging LLC 2018 1st Lien Term Loan, 5.160%, (US0001M + 3.000%), 11/07/25	8,834,604	0.4
6,513,759	BWAY Holding Company 2017 Term Loan B, 5.581%, (US0003M + 3.250%), 04/03/24	6,517,830	0.3
1,475,128	Consolidated Container Company LLC 2017 1st Lien Term Loan, 4.992%, (US0001M + 2.750%), 05/22/24	1,482,734	0.1
5,899,375	Flex Acquisition Company, Inc. 1st Lien Term Loan, 5.337%, (US0003M + 3.000%), 12/29/23	5,904,908	0.2
8,860,000	Flex Acquisition Company, Inc. 2018 Incremental Term Loan, 5.751%, (US0003M + 3.250%), 06/29/25	8,887,688	0.4
3,709,249	Milacron LLC Amended Term Loan B, 4.742%, (US0001M + 2.500%), 09/28/23	3,713,114	0.1
3,665,813	Pelican Products, Inc. 2018 1st Lien Term Loan, 5.604%, (US0001M + 3.500%), 05/01/25	3,674,405	0.2
425,000	Pelican Products, Inc. 2018 2nd Lien Term Loan, 9.854%, (US0001M + 7.750%), 05/01/26	426,771	0.0
3,344,361	Proampac PG Borrower LLC First Lien Term Loan, 5.777%, (US0003M + 3.500%), 11/18/23	3,362,337	0.2

LOANS*: (continued)
	Containers & Glass Products: (continued)
660,000	Proampac PG Borrower LLC Second Lien Term Loan, 10.810%, (US0003M + 8.500%), 11/18/24	$669,900	0.0
20,295,683	Reynolds Group Holdings Inc. USD 2017 Term Loan, 4.992%, (US0001M + 2.750%), 02/05/23	20,411,247	0.9
4,932,720	Ring Container Technologies Group, LLC 1st Lien Term Loan, 4.992%, (US0001M + 2.750%), 10/31/24	4,946,591	0.2
8,915,993	SIG Combibloc Group AG, 7.000%, (PRIME + 1.750%), 03/13/22	8,943,856	0.4
11,310,669	Titan Acquisition Limited 2018 Term Loan B, 5.242%, (US0001M + 3.000%), 03/28/25	10,984,605	0.5
477,273	TricorBraun Holdings, Inc. 1st Lien Delayed Draw Term Loan, 8.000%, (PRIME + 2.750%), 11/30/23	479,859	0.0
4,736,665	TricorBraun Holdings, Inc. 1st Lien Term Loan, 6.140%, (US0003M + 3.750%), 11/30/23	4,762,323	0.2
2,657,325	Trident TPI Holdings, Inc. 2017 USD Term Loan B1, 5.492%, (US0001M + 3.250%), 10/17/24	2,652,757	0.1
		104,037,024	4.5

	Cosmetics/Toiletries: 0.5%
4,245,000	Anastasia Parent, LLC 2018 Term Loan B, 5.883%, (US0001M + 3.750%), 08/02/25	4,219,352	0.2
3,993,750	Rodan & Fields, LLC 2018 Term Loan B, 8.250%, (PRIME + 3.000%), 06/06/25	4,039,926	0.2
2,533,002	Wellness Merger Sub, Inc. 1st Lien Term Loan, 6.529%, (US0003M + 4.250%), 06/30/24	2,547,776	0.1
		10,807,054	0.5

	Diversified Financial Services: 0.1%
1,317,933	Blucora, Inc. 2017 Term Loan B, 5.242%, (US0001M + 3.000%), 05/22/24	1,326,170	0.1

See Accompanying Notes to Financial Statements

24

VOYA FLOATING RATE FUND	PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2018 (UNAUDITED) (CONTINUED)

Principal Amount†	Borrower/Tranche Description	Fair Value	Percentage of Net Assets

LOANS*: (continued)
	Drugs: 1.2%
5,949,531	Alvogen Pharma US, Inc. 2018 Term Loan B, 6.990%, (US0001M + 4.750%), 04/02/22	$5,997,871	0.3
10,940,962	Amneal Pharmaceuticals LLC 2018 Term Loan B, 5.750%, (US0001M + 3.500%), 05/04/25	11,057,209	0.5
8,430,038	Endo Luxembourg Finance Company I S.a r.l. 2017 Term Loan B, 6.492%, (US0001M + 4.250%), 04/29/24	8,503,801	0.4
1,385,832	Horizon Pharma, Inc. 2017 1st Lien Term Loan, 5.500%, (US0001M + 3.250%), 03/29/24	1,398,824	0.0
		26,957,705	1.2

	Ecological Services & Equipment: 0.8%
3,512,987	4L Holdings, LLC 1st Lien Term Loan, 6.742%, (US0001M + 4.500%), 05/08/20	3,444,922	0.2
8,886,222	ADS Waste Holdings Inc. Term Loan, 4.413%, (US0001W + 2.250%), 11/10/23	8,927,881	0.4
845,750	Gopher Resource, LLC 1st Lien Term Loan, 5.492%, (US0001M + 3.250%), 03/06/25	850,243	0.0
4,863,250	Wrangler Buyer Corp. Term Loan B, 4.992%, (US0001M + 2.750%), 09/27/24	4,898,207	0.2
		18,121,253	0.8

	Electronics/Electrical: 13.4%
1,552,200	ABC Financial Services, Inc. First Lien Term Loan, 6.370%, (US0001M + 4.250%), 01/02/25	1,561,901	0.1
3,011,490	Aptean, Inc. 2017 1st Lien Term Loan, 6.640%, (US0003M + 4.250%), 12/20/22	3,027,804	0.1
3,281,912	ASG Technologies Group, Inc. 2018 Term Loan, 5.742%, (US0001M + 3.500%), 07/31/24	3,273,707	0.1
4,240,566	Avast Software B.V. 2018 USD Term Loan B, 4.886%, (US0003M + 2.500%), 09/30/23	4,270,382	0.2
6,739,606	Barracuda Networks, Inc. 1st Lien Term Loan, 5.408%, (US0001M + 3.250%), 02/12/25	6,758,558	0.3

LOANS*: (continued)
	Electronics/Electrical: (continued)
520,000	Barracuda Networks, Inc. 2nd Lien Term Loan, 9.408%, (US0001M + 7.250%), 02/12/26	$526,175	0.0
15,730,000	BMC Software Finance, Inc. 2018 USD Term Loan B, 6.648%, (US0003M + 4.250%), 09/01/25	15,898,956	0.7
15,959,343	BMC Software Finance, Inc. USD 2017 1st Lien Term Loan, 5.492%, (US0001M + 3.250%), 09/10/22	16,076,548	0.7
3,510,000	Cohu, Inc. 2018 Term Loan B, 5.398%, (US0003M + 3.000%), 09/20/25	3,523,163	0.2
2,200,000	Compuware Corporation 2018 Term Loan B, 5.712%, (US0001M + 3.500%), 08/22/25	2,222,000	0.1
5,245,000	Dynatrace LLC 2018 1st Lien Term Loan, 5.474%, (US0001M + 3.250%), 08/22/25	5,286,798	0.2
3,250,000	EagleView Technology Corporation 2018 Add On Term Loan B, 5.634%, (US0001M + 3.500%), 08/14/25	3,257,449	0.1
1,072,313	Electrical Components International, Inc. 2018 1st Lien Term Loan, 6.636%, (US0003M + 4.250%), 06/26/25	1,080,355	0.1
9,645,866	Epicor Software Corporation 1st Lien Term Loan, 5.500%, (US0001M + 3.250%), 06/01/22	9,688,925	0.4
2,148,300	Exact Merger Sub LLC 1st Lien Term Loan, 6.636%, (US0003M + 4.250%), 09/27/24	2,171,126	0.1
3,172,403	Eze Castle Software Inc. 2017 1st Lien Term Loan, 5.242%, (US0001M + 3.000%), 04/06/20	3,186,283	0.2
856,957	Eze Castle Software Inc. New 2nd Lien Term Loan, 8.742%, (US0001M + 6.500%), 04/05/21	861,241	0.0
10,110,871	Go Daddy Operating Company, LLC 2017 Repriced Term Loan, 4.492%, (US0001M + 2.250%), 02/15/24	10,160,525	0.4

See Accompanying Notes to Financial Statements

25

VOYA FLOATING RATE FUND	PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2018 (UNAUDITED) (CONTINUED)

Principal Amount†	Borrower/Tranche Description	Fair Value	Percentage of Net Assets

LOANS*: (continued)
	Electronics/Electrical: (continued)
8,762,742	Greeneden U.S. Holdings II, LLC 2018 USD Term Loan B, 5.742%, (US0001M + 3.500%), 12/01/23	$8,821,619	0.4
9,338,272	Hyland Software, Inc. 2017 1st Lien Term Loan, 5.492%, (US0001M + 3.250%), 07/01/22	9,413,174	0.4
1,201,939	Infor (US), Inc. Term Loan B6, 5.136%, (US0003M + 2.750%), 02/01/22	1,206,554	0.1
9,701,443	Informatica Corporation 2018 USD Term Loan, 5.492%, (US0001M + 3.250%), 08/05/22	9,777,668	0.4
13,911,881	Kronos Incorporated 2017 Term Loan B, 5.343%, (US0003M + 3.000%), 11/01/23	13,994,907	0.6
1,820,000	Lumentum Holdings 2018 1st Lien Term Loan, 4.898%, (US0003M + 2.500%), 08/07/25	1,838,200	0.1
1,180,667	MA FinanceCo., LLC USD Term Loan B3, 4.742%, (US0001M + 2.500%), 06/21/24	1,176,239	0.1
2,962,575	Marketo, Inc. 2018 1st Lien Term Loan, 5.593%, (US0003M + 3.250%), 02/07/25	2,971,833	0.1
703,906	MaxLinear, Inc. Term Loan B, 4.658%, (US0001M + 2.500%), 05/12/24	704,768	0.0
1,460,000	McAfee, LLC 2017 2nd Lien Term Loan, 10.742%, (US0001M + 8.500%), 09/29/25	1,481,900	0.1
12,719,707	McAfee, LLC 2017 USD Term Loan B, 6.742%, (US0001M + 4.500%), 09/30/24	12,841,600	0.5
12,342,676	MH Sub I, LLC 2017 1st Lien Term Loan, 5.915%, (US0001M + 3.750%), 09/13/24	12,446,268	0.6
2,540,000	MH Sub I, LLC 2017 2nd Lien Term Loan, 9.665%, (US0001M + 7.500%), 09/15/25	2,573,337	0.1
410,000	Navex Global, Inc. 2018 2nd Lien Term Loan, 9.120%, (US0003M + 7.000%), 08/07/26	413,075	0.0

LOANS*: (continued)
	Electronics/Electrical: (continued)
1,770,000	Navex Global, Inc. 2018 Term Loan B, 5.370%, (US0003M + 3.250%), 08/08/25	$1,770,738	0.1
3,368,632	Optiv Security, Inc. 1st Lien Term Loan, 5.500%, (US0001M + 3.250%), 02/01/24	3,287,576	0.1
6,520,000	PowerSchool 2018 Term Loan B, 5.354%, (US0001M + 3.250%), 08/01/25	6,528,150	0.3
9,840,000	Quest Software US Holdings Inc. 2018 1st Lien Term Loan, 6.572%, (US0003M + 4.250%), 05/16/25	9,879,360	0.5
3,000,000	Quest Software US Holdings Inc. 2018 2nd Lien Term Loan, 10.572%, (US0003M + 8.250%), 05/16/26	2,984,250	0.1
11,313,975	Rackspace Hosting, Inc. 2017 Incremental 1st Lien Term Loan, 5.348%, (US0003M + 3.000%), 11/03/23	11,184,667	0.5
8,947,739	Riverbed Technology, Inc. 2016 Term Loan, 5.500%, (US0001M + 3.250%), 04/24/22	8,949,832	0.4
3,909,542	Rovi Solutions Corporation Term Loan B, 4.750%, (US0001M + 2.500%), 07/02/21	3,916,466	0.2
8,746,712	RP Crown Parent LLC Term Loan B, 4.992%, (US0001M + 2.750%), 10/12/23	8,799,149	0.4
7,973,333	Seattle Spinco, Inc. USD Term Loan B3, 4.742%, (US0001M + 2.500%), 06/21/24	7,937,453	0.4
7,799,456	SkillSoft Corporation 1st Lien Term Loan, 6.992%, (US0001M + 4.750%), 04/28/21	7,446,858	0.3
14,748,575	SolarWinds Holdings, Inc. 2018 Term Loan B, 5.242%, (US0001M + 3.000%), 02/05/24	14,845,355	0.7
4,560,000	SonicWALL, Inc. 1st Lien Term Loan, 5.822%, (US0003M + 3.500%), 05/16/25	4,577,100	0.2
1,060,000	SonicWALL, Inc. 2nd Lien Term Loan, 9.822%, (US0003M + 7.500%), 05/18/26	1,055,583	0.0

See Accompanying Notes to Financial Statements

26

VOYA FLOATING RATE FUND	PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2018 (UNAUDITED) (CONTINUED)

Principal Amount†	Borrower/Tranche Description	Fair Value	Percentage of Net Assets

LOANS*: (continued)
	Electronics/Electrical: (continued)
3,375,418	SS&C Technologies Holdings Europe S.A.R.L. 2018 Term Loan B4, 4.492%, (US0001M + 2.250%), 04/16/25	$3,382,010	0.1
8,695,804	SS&C Technologies Inc. 2018 Term Loan B3, 4.492%, (US0001M + 2.250%), 04/16/25	8,712,787	0.4
3,350,000	TriTech Software Systems 2018 Term Loan B, 5.992%, (US0001M + 3.750%), 08/29/25	3,365,705	0.2
6,693,906	TTM Technologies, Inc. 2017 Term Loan, 4.604%, (US0001M + 2.500%), 09/28/24	6,727,323	0.3
10,121,753	Veritas Bermuda Ltd. USD Repriced Term Loan B, 6.778%, (US0003M + 4.500%), 01/27/23	9,876,847	0.4
1,750,000	Web.com Group, Inc. 2018 2nd Lien Term Loan, 10.148%, (US0003M + 7.750%), 09/14/26	1,765,313	0.1
3,450,000	Web.com Group, Inc. 2018 Term Loan B, 6.148%, (US0003M + 3.750%), 09/14/25	3,476,306	0.1
2,881,667	Xperi Corporation 2018 Term Loan B1, 4.742%, (US0001M + 2.500%), 12/01/23	2,860,054	0.1
		305,821,920	13.4

	Entertainment: 0.2%
3,514,205	Twin River Management Group, Inc. Term Loan, 5.794%, (US0002M + 3.500%), 07/10/20	3,536,169	0.2

	Financial Intermediaries: 2.3%
3,475,000	Advisor Group, Inc. 2018 Term Loan, 5.908%, (US0001M + 3.750%), 08/15/25	3,498,891	0.2
5,885,250	Blackhawk Network Holdings, Inc 2018 1st Lien Term Loan, 5.386%, (US0003M + 3.000%), 06/15/25	5,930,001	0.3
4,515,000	DTZ U.S. Borrower LLC 2018 Add On Term Loan B, 5.492%, (US0001M + 3.250%), 08/21/25	4,535,692	0.2

LOANS*: (continued)
	Financial Intermediaries: (continued)
8,547,050	Duff & Phelps Corporation 2017 Term Loan B, 5.492%, (US0001M + 3.250%), 02/13/25	$8,567,751	0.4
8,506,079	Edelman Financial Center, LLC 2018 1st Lien Term Loan, 5.592%, (US0003M + 3.250%), 07/21/25	8,593,266	0.4
1,045,000	Edelman Financial Center, LLC 2018 2nd Lien Term Loan, 9.092%, (US0003M + 6.750%), 07/20/26	1,069,819	0.0
6,826,094	First Eagle Holdings, Inc. 2017 1st Lien Term Loan B, 5.386%, (US0003M + 3.000%), 12/01/22	6,889,024	0.3
3,375,642	Focus Financial Partners, LLC 2018 Incremental Term Loan, 4.742%, (US0001M + 2.500%), 07/03/24	3,389,003	0.1
7,554,566	LPL Holdings, Inc. 2017 1st Lien Term Loan B, 4.424%, (US0001M + 2.250%), 09/23/24	7,578,174	0.3
1,572,992	Priority Payment Systems LLC 1st Lien Term Loan, 7.250%, (US0001M + 5.000%), 01/03/23	1,594,621	0.1
		51,646,242	2.3

	Food Products: 2.0%
4,010,000	8th Avenue Food & Provisions, Inc. 2018 1st Lien Term Loan, 6.148%, (US0003M + 3.750%), 09/20/25	4,050,934	0.2
400,000	8th Avenue Food & Provisions, Inc. 2018 2nd Lien Term Loan, 10.148%, (US0003M + 7.750%), 09/20/26	404,500	0.0
2,227,500	Atkins Nutritionals Holdings II, Inc. 2017 Term Loan B, 5.843%, (US0003M + 3.500%), 07/07/24	2,246,991	0.1
4,623,413	CH Guenther & Son, Incorporated 2018 Term Loan B, 4.992%, (US0001M + 2.750%), 03/31/25	4,633,529	0.2
2,595,670	Del Monte Foods, Inc. 1st Lien Term Loan, 7.500%, (PRIME + 2.250%), 02/18/21	2,399,912	0.1

See Accompanying Notes to Financial Statements

27

VOYA FLOATING RATE FUND	PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2018 (UNAUDITED) (CONTINUED)

Principal Amount†	Borrower/Tranche Description	Fair Value	Percentage of Net Assets

LOANS*: (continued)
	Food Products: (continued)
9,925,125	IRB Holding Corp 1st Lien Term Loan, 5.460%, (US0002M + 3.250%), 02/05/25	$9,975,525	0.4
13,369,690	JBS USA, LLC 2017 Term Loan B, 4.844%, (US0003M + 2.500%), 10/30/22	13,411,470	0.6
2,762,100	NPC International, Inc. 1st Lien Term Loan, 5.576%, (US0001M + 3.500%), 04/19/24	2,776,485	0.1
970,000	NPC International, Inc. 2nd Lien Term Loan, 9.576%, (US0001M + 7.500%), 04/18/25	982,125	0.1
5,205,000	Sigma Bidco B.V. 2018 USD Term Loan B, 5.114%, (US0001M + 3.000%), 07/02/25	5,211,506	0.2
		46,092,977	2.0

	Food Service: 2.0%
9,565,654	1011778 B.C. Unlimited Liability Company Term Loan B3, 4.492%, (US0001M + 2.250%), 02/16/24	9,580,174	0.4
3,601,613	CEC Entertainment Concepts, L.P., 5.492%, (US0001M + 3.250%), 02/14/21	3,490,993	0.2
2,249,363	Del Friscos Restaurant Group, Inc. 2018 Incremental Term Loan, 10.250%, (PRIME + 5.000%), 06/27/25	2,226,869	0.1
3,965,063	Dhanani Group Inc. 2018 Term Loan B, 5.992%, (US0001M + 3.750%), 06/27/25	3,970,019	0.2
2,508,713	Flynn Restaurant Group LP 1st Lien Term Loan, 5.874%, (US0001M + 3.500%), 06/27/25	2,504,009	0.1
1,062,338	Fogo de Chao Churrascaria Holdings LLC 2018 Term Loan, 6.742%, (US0001M + 4.500%), 04/07/25	1,069,641	0.0
9,405,391	Golden Nugget, Inc. 2017 Incremental Term Loan B, 4.957%, (US0001M + 2.750%), 10/04/23	9,457,121	0.4
6,144,600	Hearthside Food Solutions, LLC 2018 Term Loan B, 5.242%, (US0001M + 3.000%), 05/23/25	6,134,179	0.3

LOANS*: (continued)
	Food Service: (continued)
1,333,300	K-Mac Holdings Corp 2018 1st Lien Term Loan, 5.415%, (US0001M + 3.250%), 03/14/25	$1,340,800	0.1
725,000	K-Mac Holdings Corp 2018 2nd Lien Term Loan, 8.915%, (US0001M + 6.750%), 03/16/26	730,437	0.0
1,964,359	Manitowoc Foodservice, Inc. Term Loan B, 4.992%, (US0001M + 2.750%), 03/03/23	1,978,665	0.1
2,761,125	Tacala, LLC 1st Lien Term Loan, 5.492%, (US0001M + 3.250%), 01/31/25	2,777,951	0.1
640,000	Tacala, LLC 2nd Lien Term Loan, 9.242%, (US0001M + 7.000%), 01/30/26	650,400	0.0
		45,911,258	2.0

	Food/Drug Retailers: 2.0%
13,287,594	Albertsons, LLC USD 2017 Term Loan B4, 4.992%, (US0001M + 2.750%), 08/25/21	13,318,328	0.6
3,959,900	Albertsons, LLC USD 2017 Term Loan B6, 5.311%, (US0003M + 3.000%), 06/22/23	3,965,345	0.2
3,163,025	Alphabet Holding Company, Inc. 2017 1st Lien Term Loan, 5.742%, (US0001M + 3.500%), 09/26/24	3,063,687	0.1
1,955,000	Alphabet Holding Company, Inc. 2017 2nd Lien Term Loan, 9.992%, (US0001M + 7.750%), 09/26/25	1,759,500	0.1
5,258,575	EG Finco Limited 2018 USD Term Loan, 6.386%, (US0003M + 4.000%), 02/07/25	5,286,509	0.2
940,275	EG Group Limited 2018 USD Term Loan B, 6.386%, (US0003M + 4.000%), 02/07/25	942,038	0.0
6,415,836	Moran Foods LLC Term Loan, 8.242%, (US0001M + 6.000%), 12/05/23	4,667,521	0.2
7,100,000	Smart & Final Stores LLC 1st Lien Term Loan, 5.742%, (US0001M + 3.500%), 11/15/22	6,975,750	0.3

See Accompanying Notes to Financial Statements

28

VOYA FLOATING RATE FUND	PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2018 (UNAUDITED) (CONTINUED)

Principal Amount†		Borrower/Tranche Description	Fair Value	Percentage of Net Assets

LOANS*: (continued)
		Food/Drug Retailers: (continued)
2,373,673		Supervalu Inc. 2017 Delayed Draw Term Loan, 5.742%, (US0001M + 3.500%), 06/08/24	$2,379,904	0.1
3,956,122		Supervalu Inc. 2017 Term Loan B, 5.742%, (US0001M + 3.500%), 06/08/24	3,966,507	0.2
			46,325,089	2.0

		Forest Products: 0.2%
5,298,425		Blount International Inc. USD 2017 Term Loan B, 6.511%, (US0001M + 4.250%), 04/12/23	5,331,540	0.2

		Health Care: 10.2%
7,984,002		Acadia Healthcare Company, Inc. 2018 Term Loan B4, 4.742%, (US0001M + 2.500%), 02/16/23	8,048,162	0.4
6,129,638		ADMI Corp. 2018 Term Loan B, 5.492%, (US0001M + 3.250%), 04/30/25	6,167,948	0.3
3,237,071		Air Methods Corporation 2017 Term Loan B, 5.886%, (US0003M + 3.500%), 04/21/24	2,960,302	0.1
7,086,334		ATI Holdings Acquisition, Inc. 2016 Term Loan, 5.898%, (US0001M + 3.500%), 05/10/23	7,126,195	0.3
5,809,892		Auris Luxembourg III S.a.r.l. 2017 USD Term Loan B7, 5.386%, (US0003M + 3.000%), 01/17/22	5,897,041	0.3
7,155,000		Auris Luxembourg III S.a.r.l. 2018 USD Term Loan B, 6.148%, (US0003M + 3.750%), 07/20/25	7,253,381	0.3
2,561,625		Carestream Dental Equiment, Inc 2017 1st Lien Term Loan B, 5.636%, (US0003M + 3.250%), 09/01/24	2,560,557	0.1
2,067,826		Catalent Pharma Solutions Inc. USD Term Loan B, 4.492%, (US0001M + 2.250%), 05/20/24	2,083,335	0.1
15,151,894		Change Healthcare Holdings LLC 2017 Term Loan B, 4.992%, (US0001M + 2.750%), 03/01/24	15,219,229	0.7

LOANS*: (continued)
		Health Care: (continued)
8,856,367		CHG Healthcare Services Inc. 2017 1st Lien Term Loan B, 5.306%, (US0001M + 3.000%), 06/07/23	$8,914,483	0.4
982,563		Commerce Merger Sub, Inc. 2017 1st Lien Term Loan, 5.636%, (US0003M + 3.250%), 06/28/24	987,475	0.0
2,548,254		Concentra Inc. 2018 1st Lien Term Loan, 4.860%, (US0001M + 2.750%), 06/01/22	2,560,995	0.1
688,569	(1)	DentalCorp Perfect Smile ULC 1st Lien Delayed Draw Term Loan, 5.992%, (US0001M + 3.750%), 06/06/25	695,024	0.0
2,749,110		DentalCorp Perfect Smile ULC 1st Lien Term Loan, 5.992%, (US0001M + 3.750%), 06/06/25	2,774,883	0.1
1,348,525		Diplomat Pharmacy, Inc. 2017 Term Loan B, 6.750%, (US0001M + 4.500%), 12/20/24	1,359,762	0.1
3,271,845		Envision Healthcare Corp Term Loan B, 5.250%, (US0001M + 3.000%), 12/01/23	3,275,915	0.1
9,188,792		ExamWorks Group, Inc. 2017 Term Loan, 5.468%, (US0001M + 3.250%), 07/27/23	9,274,936	0.4
2,985,000		Global Medical Response, Inc. 2017 Term Loan B2, 6.415%, (US0001M + 4.250%), 03/14/25	2,975,406	0.1
9,185,400		Global Medical Response, Inc. 2018 Term Loan B1, 5.383%, (US0001M + 3.250%), 04/28/22	9,061,967	0.4
2,528,176		Greenway Health, LLC 2017 1st Lien Term Loan, 6.140%, (US0003M + 3.750%), 02/14/24	2,531,336	0.1
15,060,650		Grifols Worldwide Operations USA, Inc. 2017 Acquisition Term Loan, 4.417%, (US0001W + 2.250%), 01/31/25	15,154,779	0.7
5,085,000		Inovalon Holdings, Inc. 2018 Term Loan B, 5.625%, (US0001M + 3.500%), 04/02/25	5,091,356	0.2

See Accompanying Notes to Financial Statements

29

VOYA FLOATING RATE FUND	PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2018 (UNAUDITED) (CONTINUED)

Principal Amount†		Borrower/Tranche Description	Fair Value	Percentage of Net Assets

LOANS*: (continued)
		Health Care: (continued)
8,215,839		Jaguar Holding Company II 2018 Term Loan, 4.742%, (US0001M + 2.500%), 08/18/22	$8,231,244	0.4
2,450,200		Kinetic Concepts, Inc. 2017 USD Term Loan B, 5.636%, (US0003M + 3.250%), 02/02/24	2,468,271	0.1
2,105,000		Lifescan Global Corporation 2018 1st Lien Term Loan, 8.398%, (US0003M + 6.000%), 09/27/24	2,082,634	0.1
5,571,192		MPH Acquisition Holdings LLC 2016 Term Loan B, 5.136%, (US0003M + 2.750%), 06/07/23	5,588,167	0.2
3,751,945		nThrive, Inc. 2016 1st Lien Term Loan, 6.742%, (US0001M + 4.500%), 10/20/22	3,775,394	0.2
2,717,550		Ortho-Clinical Diagnostics SA 2018 Term Loan B, 5.492%, (US0001M + 3.250%), 06/30/25	2,728,953	0.1
10,350,475		Parexel International Corporation Term Loan B, 4.992%, (US0001M + 2.750%), 09/27/24	10,301,952	0.4
4,015,583		Pearl Intermediate Parent LLC 2018 1st Lien Term Loan, 4.915%, (US0001M + 2.750%), 02/14/25	3,950,329	0.2
100,000		Pearl Intermediate Parent LLC 2018 2nd Lien Term Loan, 8.415%, (US0001M + 6.250%), 02/13/26	99,875	0.0
1,186,167	(1)	Pearl Intermediate Parent LLC 2018 Delayed Draw Term Loan, 4.915%, (US0003M + 2.750%), 02/14/25	1,166,892	0.0
5,293,412		PharMerica Corporation 1st Lien Term Loan, 5.648%, (US0001M + 3.500%), 12/06/24	5,333,113	0.2
2,240,100		Press Ganey Holdings, Inc. 2018 1st Lien Term Loan, 4.992%, (US0001M + 2.750%), 10/23/23	2,252,701	0.1
101,124		Press Ganey Holdings, Inc. 2nd Lien Term Loan, 8.742%, (US0001M + 6.500%), 10/21/24	102,135	0.0

LOANS*: (continued)
		Health Care: (continued)
5,721,332		Prospect Medical Holdings, Inc. 2018 Term Loan B, 7.625%, (US0001M + 5.500%), 02/22/24	$5,785,697	0.3
5,146,625		Select Medical Corporation 2017 Term Loan B, 4.901%, (US0001M + 2.750%), 03/01/21	5,188,441	0.2
10,212,784		Sotera Health Holdings, LLC 2017 Term Loan, 5.242%, (US0001M + 3.000%), 05/15/22	10,242,145	0.4
6,539,062		Surgery Center Holdings, Inc. 2017 Term Loan B, 5.648%, (US0003M + 3.250%), 09/02/24	6,552,958	0.3
4,728,000		Team Health Holdings, Inc. 1st Lien Term Loan, 4.992%, (US0001M + 2.750%), 02/06/24	4,603,890	0.2
1,491,125		Tecomet Inc. 2017 Repriced Term Loan, 5.620%, (US0001M + 3.500%), 05/01/24	1,498,115	0.1
3,630,377		U.S. Anesthesia Partners, Inc. 2017 Term Loan, 5.242%, (US0001M + 3.000%), 06/23/24	3,655,902	0.2
8,535,425		U.S. Renal Care, Inc. 2015 Term Loan B, 6.636%, (US0003M + 4.250%), 12/31/22	8,338,043	0.4
11,855,303		Valeant Pharmaceuticals International, Inc. 2018 Term Loan B, 5.104%, (US0001M + 3.000%), 06/01/25	11,929,399	0.5
1,369,234		Vizient, Inc. 1st Lien Term Loan B, 4.992%, (US0001M + 2.750%), 02/13/23	1,378,134	0.1
3,672,250		Wink Holdco, Inc 1st Lien Term Loan B, 5.242%, (US0001M + 3.000%), 12/02/24	3,665,364	0.2
1,010,000		Wink Holdco, Inc., Davis Vision Incorporated 2nd Lien Term Loan B, 9.000%, (US0001M + 6.750%), 11/03/25	1,010,000	0.0
			233,904,215	10.2

		Home Furnishings: 0.6%
1,087,520		Global Appliance Inc. Term Loan B, 6.250%, (US0001M + 4.000%), 09/29/24	1,057,613	0.1

See Accompanying Notes to Financial Statements

30

VOYA FLOATING RATE FUND	PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2018 (UNAUDITED) (CONTINUED)

Principal Amount†	Borrower/Tranche Description	Fair Value	Percentage of Net Assets

LOANS*: (continued)
	Home Furnishings: (continued)
9,924,309	Prime Security Services Borrower, LLC 2016 1st Lien Term Loan, 4.992%, (US0001M + 2.750%), 05/02/22	$9,983,577	0.4
1,915,415	Serta Simmons Bedding, LLC 1st Lien Term Loan, 5.610%, (US0001M + 3.500%), 11/08/23	1,740,634	0.1
		12,781,824	0.6

	Industrial Equipment: 1.8%
3,343,111	Accudyne Industries, LLC 2017 Term Loan, 5.261%, (US0001M + 3.000%), 08/18/24	3,361,220	0.2
11,536,315	Cortes NP Acquisition Corporation 2017 Term Loan B, 6.313%, (US0003M + 4.000%), 11/30/23	11,604,818	0.5
2,507,903	EWT Holdings III Corp. 2017 Repriced Term Loan, 5.242%, (US0001M + 3.000%), 12/20/24	2,527,494	0.1
1,922,171	ExGen Renewables IV, LLC Term Loan B, 5.320%, (US0003M + 3.000%), 11/28/24	1,941,392	0.1
8,253,525	Filtration Group Corporation 2018 1st Lien Term Loan, 5.242%, (US0001M + 3.000%), 03/29/25	8,316,285	0.4
4,433,664	Gardner Denver, Inc. 2017 USD Term Loan B, 4.992%, (US0001M + 2.750%), 07/30/24	4,465,892	0.2
2,428,524	Kenan Advantage Group, Inc. 2015 Term Loan, 5.242%, (US0001M + 3.000%), 07/31/22	2,433,456	0.1
738,463	Kenan Advantage Group, Inc. CAD Term Loan B, 5.242%, (US0001M + 3.000%), 07/31/22	739,963	0.0
3,353,150	Robertshaw US Holding Corp 2018 1st Lien Term Loan, 5.750%, (US0001M + 3.500%), 02/28/25	3,334,288	0.1
1,117,200	Safe Fleet Holdings LLC 2018 1st Lien Term Loan, 5.110%, (US0001M + 3.000%), 02/01/25	1,108,996	0.1

LOANS*: (continued)
	Industrial Equipment: (continued)
475,000	Safe Fleet Holdings LLC 2018 2nd Lien Term Loan, 8.860%, (US0001M + 6.750%), 02/01/26	$472,031	0.0
852,863	Shape Technologies Group, Inc. Term Loan, 5.227%, (US0001M + 3.000%), 04/21/25	853,396	0.0
		41,159,231	1.8

	Insurance: 5.5%
16,650,149	Acrisure, LLC 2017 Term Loan B, 6.592%, (US0003M + 4.250%), 11/22/23	16,749,017	0.8
738,150	Acrisure, LLC 2018 Term Loan B, 5.992%, (US0003M + 3.750%), 11/22/23	740,914	0.0
1,326,675	Alera Group Holdings, Inc. 2018 Term Loan B, 6.742%, (US0001M + 4.500%), 07/25/25	1,346,575	0.1
11,727,735	Alliant Holdings I, Inc. 2018 Term Loan B, 5.148%, (US0001M + 3.000%), 05/09/25	11,765,885	0.5
5,698,500	AmWINS Group, Inc. 2017 Term Loan B, 4.965%, (US0001M + 2.750%), 01/25/24	5,720,889	0.3
6,464,700	Applied Systems, Inc. 2017 1st Lien Term Loan, 5.386%, (US0003M + 3.000%), 09/19/24	6,510,942	0.3
1,120,000	Applied Systems, Inc. 2017 2nd Lien Term Loan, 9.386%, (US0003M + 7.000%), 09/19/25	1,147,600	0.0
10,488,212	AssuredPartners, Inc. 2017 1st Lien Add-On Term Loan, 5.468%, (US0001M + 3.250%), 10/22/24	10,518,806	0.5
7,623,500	CCC Information Services, Inc. 2017 1st Lien Term Loan, 5.250%, (US0001M + 3.000%), 04/27/24	7,662,807	0.4
300,000	CCC Information Services, Inc. 2017 2nd Lien Term Loan, 8.992%, (US0001M + 6.750%), 04/27/25	302,906	0.0
1,825,000	Cetera Financial Group, Inc. 2018 Term Loan, 6.648%, (US0003M + 4.250%), 08/15/25	1,836,406	0.1

See Accompanying Notes to Financial Statements

31

VOYA FLOATING RATE FUND	PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2018 (UNAUDITED) (CONTINUED)

Principal Amount†	Borrower/Tranche Description	Fair Value	Percentage of Net Assets

LOANS*: (continued)
	Insurance: (continued)
5,047,995	CH Hold Corp. 1st Lien Term Loan, 5.242%, (US0001M + 3.000%), 02/01/24	$5,085,855	0.2
14,284,200	Hub International Limited 2018 Term Loan B, 5.335%, (US0003M + 3.000%), 04/25/25	14,324,810	0.6
9,655,836	NFP Corp. Term Loan B, 5.216%, (US0001M + 3.000%), 01/08/24	9,667,906	0.4
12,812,890	Sedgwick, Inc. 1st Lien Term Loan, 4.992%, (US0001M + 2.750%), 03/01/21	12,834,249	0.6
3,545,000	Sedgwick, Inc. 2nd Lien Term Loan, 8.008%, (US0001M + 5.750%), 02/28/22	3,564,941	0.1
5,346,000	USI, Inc. 2017 Repriced Term Loan, 5.386%, (US0003M + 3.000%), 05/16/24	5,353,640	0.2
8,160,000	Vertafore, Inc. 2018 1st Lien Term Loan, 5.492%, (US0001M + 3.250%), 07/02/25	8,204,439	0.3
2,015,000	Vertafore, Inc. 2018 2nd Lien Term Loan, 9.492%, (US0001M + 7.250%), 07/02/26	2,033,260	0.1
		125,371,847	5.5

	Internet: 0.2%
5,137,125	Shutterfly, Inc., 5.000%, (US0001M + 2.750%), 08/17/24	5,162,168	0.2

	Leisure Good/Activities/Movies: 3.7%
5,875,275	24 Hour Fitness Worldwide, Inc. 2018 Term Loan B, 5.742%, (US0001M + 3.500%), 05/24/25	5,924,234	0.3
3,027,413	Airxcel, Inc. 2018 1st Lien Term Loan, 6.742%, (US0001M + 4.500%), 04/25/25	3,012,275	0.1
865,000	Airxcel, Inc. 2018 2nd Lien Term Loan, 10.992%, (US0001M + 8.750%), 04/27/26	836,888	0.1
6,783,725	ClubCorp Club Operations, Inc. 2017 Incremental Term Loan, 5.136%, (US0003M + 2.750%), 09/18/24	6,754,046	0.3
8,576,900	Crown Finance US, Inc. 2018 USD Term Loan, 4.742%, (US0001M + 2.500%), 02/28/25	8,572,732	0.4

LOANS*: (continued)
	Leisure Good/Activities/Movies: (continued)
4,249,375	Delta 2 (LUX) S.a.r.l. 2018 USD Term Loan, 4.742%, (US0001M + 2.500%), 02/01/24	$4,219,098	0.2
9,269,395	Equinox Holdings, Inc. 2017 1st Lien Term Loan, 5.242%, (US0001M + 3.000%), 03/08/24	9,318,634	0.4
1,794,192	Equinox Holdings, Inc. 2017 2nd Lien Term Loan, 9.242%, (US0001M + 7.000%), 09/06/24	1,839,607	0.1
11,829,503	Fitness International, LLC 2018 Term Loan B, 5.492%, (US0001M + 3.250%), 04/18/25	11,870,172	0.5
2,999,925	GVC Holdings PLC 2018 USD Term Loan B2, 4.742%, (US0001M + 2.500%), 03/29/24	3,016,175	0.1
7,135,594	Kingpin Intermediate Holdings LLC 2018 Term Loan B, 5.750%, (US0001M + 3.500%), 07/03/24	7,171,271	0.3
7,946,873	LTF Merger Sub, Inc. 2017 Term Loan B, 5.063%, (US0003M + 2.750%), 06/10/22	7,986,607	0.3
1,503,530	NEP/NCP Holdco, Inc. 2017 2nd Lien Term Loan, 9.148%, (US0001M + 7.000%), 01/23/23	1,511,048	0.1
5,017,254	NEP/NCP Holdco, Inc. Incremental Term Loan, 5.492%, (US0001M + 3.250%), 07/21/22	5,025,617	0.2
3,224,607	SRAM, LLC 2018 Term Loan B, 5.018%, (US0002M + 2.750%), 03/15/24	3,247,743	0.1
1,560,000	Winnebago Industries, Inc. 2017 Term Loan, 5.760%, (US0001M + 3.500%), 11/08/23	1,567,800	0.1
2,837,888	Zodiac Pool Solutions LLC 2018 Term Loan B, 4.492%, (US0001M + 2.250%), 07/02/25	2,854,441	0.1
		84,728,388	3.7

	Lodging & Casinos: 3.6%
878,875	Belmond Interfin Ltd. Dollar Term Loan, 4.992%, (US0001M + 2.750%), 07/03/24	881,072	0.0

See Accompanying Notes to Financial Statements

32

VOYA FLOATING RATE FUND	PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2018 (UNAUDITED) (CONTINUED)

Principal Amount†	Borrower/Tranche Description	Fair Value	Percentage of Net Assets

LOANS*: (continued)
	Lodging & Casinos: (continued)
13,820,563	Caesars Resort Collection, LLC 2017 1st Lien Term Loan B, 4.992%, (US0001M + 2.750%), 12/22/24	$13,910,645	0.6
414,531	CBAC Borrower, LLC 2017 Term Loan B, 6.242%, (US0001M + 4.000%), 07/05/24	416,811	0.0
4,196,875	CityCenter Holdings, LLC 2017 Term Loan B, 4.492%, (US0001M + 2.250%), 04/18/24	4,206,616	0.2
8,154,359	Everi Payments Inc. Term Loan B, 5.242%, (US0001M + 3.000%), 05/09/24	8,217,212	0.4
6,203,125	Golden Entertainment, Inc. 2017 1st Lien Term Loan, 5.250%, (US0001M + 3.000%), 10/20/24	6,241,739	0.3
1,460,000	Golden Entertainment, Inc. 2017 2nd Lien Term Loan, 9.250%, (US0001M + 7.000%), 10/20/25	1,480,075	0.0
18,783,435	Scientific Games International, Inc. 2018 Term Loan B5, 5.034%, (US0002M + 2.750%), 08/14/24	18,776,091	0.8
17,137,050	Stars Group Holdings B.V. (The) 2018 USD Incremental Term Loan, 5.886%, (US0003M + 3.500%), 07/10/25	17,305,199	0.8
11,074,317	Station Casinos LLC 2016 Term Loan B, 4.750%, (US0001M + 2.500%), 06/08/23	11,133,753	0.5
		82,569,213	3.6

	Nonferrous Metals/Minerals: 0.6%
11,446,375	Covia Holdings Corporation Term Loan, 6.136%, (US0003M + 3.750%), 06/01/25	10,776,762	0.5
3,166,569	U.S. Silica Company 2018 Term Loan B, 6.250%, (US0001M + 4.000%), 05/01/25	3,102,249	0.1
		13,879,011	0.6

	Oil & Gas: 1.1%
2,064,825	Brazos Delaware II, LLC Term Loan B, 6.165%, (US0001M + 4.000%), 05/21/25	2,061,600	0.1

LOANS*: (continued)
	Oil & Gas: (continued)
2,670,000	Encino Acquisition Partners Holdings, LLC 2018 2nd Lien Term Loan, 9.148%, (US0003M + 6.750%), 09/21/25	$2,670,000	0.1
1,405,024	FTS International, Inc. New Term Loan B, 7.172%, (US0001M + 4.750%), 04/16/21	1,410,585	0.1
2,532,275	Glass Mountain Pipeline Holdings, LLC Term Loan B, 6.720%, (US0001M + 4.500%), 12/23/24	2,546,519	0.1
958,306	HGIM Corp. 2018 Exit Term Loan, 8.508%, (US0006M + 6.000%), 07/03/23	967,889	0.1
3,810,850	McDermott Technology Americas Inc 2018 1st Lien Term Loan, 7.242%, (US0001M + 5.000%), 05/10/25	3,864,202	0.2
6,188,238	Medallion Midland Acquisition, LLC 1st Lien Term Loan, 5.492%, (US0001M + 3.250%), 10/30/24	6,152,463	0.3
961,502	MEG Energy Corp. 2017 Term Loan B, 5.750%, (US0001M + 3.500%), 12/31/23	962,704	0.0
845,000	Moda Midstream, LLC 2018 Term Loan B, 5.648%, (US0003M + 3.250%), 09/26/25	851,337	0.0
3,034,750	Navitas Midstream Midland Basin, LLC Term Loan B, 6.665%, (US0001M + 4.500%), 12/13/24	3,039,809	0.1
		24,527,108	1.1

	Publishing: 0.4%
5,371,517	Meredith Corporation Term Loan B, 5.242%, (US0001M + 3.000%), 01/31/25	5,411,432	0.2
1,196,106	Merrill Communications, LLC 2015 Term Loan, 7.592%, (US0003M + 5.250%), 06/01/22	1,205,077	0.1
2,885,920	Tribune Media Company Term Loan C, 5.242%, (US0001M + 3.000%), 01/27/24	2,898,511	0.1
231,545	Tribune Media Company Term Loan, 5.242%, (US0001M + 3.000%), 12/27/20	232,990	0.0
		9,748,010	0.4

See Accompanying Notes to Financial Statements

33

VOYA FLOATING RATE FUND	PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2018 (UNAUDITED) (CONTINUED)

Principal Amount†	Borrower/Tranche Description	Fair Value	Percentage of Net Assets

LOANS*: (continued)
	Radio & Television: 1.4%
4,926,791	A-L Parent LLC 2016 1st Lien Term Loan, 5.500%, (US0001M + 3.250%), 12/01/23	$4,988,376	0.2
320,900	A-L Parent LLC 2017 1st Lien Term Loan, 5.648%, (US0003M + 3.250%), 12/01/23	323,006	0.0
5,451,310	CBS Radio Inc. 2017 Term Loan B, 4.962%, (US0001M + 2.750%), 11/17/24	5,410,382	0.2
5,387,413	Cumulus Media New Holdings Inc. Exit Term Loan, 6.750%, (US0001M + 4.500%), 05/15/22	5,329,299	0.2
4,019,800	Lions Gate Capital Holdings LLC 2018 Term Loan B, 4.492%, (US0001M + 2.250%), 03/24/25	4,034,874	0.2
438,097	Mission Broadcasting, Inc. 2017 Term Loan B2, 4.604%, (US0001M + 2.500%), 01/17/24	439,603	0.0
3,123,740	Nexstar Broadcasting, Inc. 2017 Term Loan B2, 4.604%, (US0001M + 2.500%), 01/17/24	3,140,662	0.2
9,226,885	Univision Communications Inc. Term Loan C5, 4.992%, (US0001M + 2.750%), 03/15/24	8,986,331	0.4
		32,652,533	1.4

	Retailers (Except Food & Drug): 4.1%
1,266,250	Abercrombie & Fitch Management Co. 2018 Term Loan B, 5.690%, (US0001M + 3.500%), 08/07/21	1,273,373	0.1
2,472,539	Academy, Ltd. 2015 Term Loan B, 6.104%, (US0001M + 4.000%), 07/01/22	1,929,611	0.1
5,598,824	Ascena Retail Group, Inc. 2015 Term Loan B, 6.750%, (US0001M + 4.500%), 08/21/22	5,415,697	0.2
2,970,000	Bass Pro Group, LLC Term Loan B, 7.242%, (US0001M + 5.000%), 09/25/24	3,003,876	0.1
5,847,968	Belk, Inc. Term Loan B 1L, 6.883%, (US0001M + 4.750%), 12/12/22	5,134,727	0.2

LOANS*: (continued)
	Retailers (Except Food & Drug): (continued)
8,643,065	BJs Wholesale Club, Inc. 2017 1st Lien Term Loan, 5.148%, (US0001M + 3.000%), 02/03/24	$8,700,870	0.4
3,992,767	General Nutrition Centers, Inc. 2018 Term Loan B, 11.000%, (US0001M + 8.750%), 03/04/21	3,937,866	0.2
954,187	General Nutrition Centers, Inc. FILO Term Loan, 9.250%, (US0001M + 7.000%), 12/31/22	979,235	0.0
10,155,228	Harbor Freight Tools USA, Inc. 2018 Term Loan B, 4.742%, (US0001M + 2.500%), 08/18/23	10,175,680	0.5
7,664,260	Jo-Ann Stores, Inc. 2016 Term Loan, 7.509%, (US0003M + 5.000%), 10/20/23	7,721,742	0.3
1,000,000	Jo-Ann Stores, Inc. 2018 2nd Lien Term Loan, 11.432%, (US0001M + 9.250%), 05/21/24	990,625	0.0
9,784,708	Leslies Poolmart, Inc. 2016 Term Loan, 5.695%, (US0002M + 3.500%), 08/16/23	9,787,760	0.4
9,137,965	Mens Wearhouse, Inc. (The) 2018 Term Loan, 5.604%, (US0001M + 3.500%), 04/09/25	9,183,655	0.4
2,111,721	National Vision, Inc. 2017 Repriced Term Loan, 4.742%, (US0001M + 2.500%), 11/20/24	2,123,071	0.1
4,420,592	Neiman Marcus Group, Inc. (The) 2020 TL B, 5.370%, (US0001M + 3.250%), 10/25/20	4,112,070	0.2
4,232,152	Party City Holdings Inc. 2018 Term Loan B, 5.139%, (US0001M + 2.750%), 08/19/22	4,266,161	0.2
7,714,743	Petco Animal Supplies, Inc. 2017 Term Loan B, 5.592%, (US0003M + 3.250%), 01/26/23	6,279,801	0.3
9,391,390	PetSmart, Inc., 5.120%, (US0001M + 3.000%), 03/11/22	8,268,340	0.4
		93,284,160	4.1

See Accompanying Notes to Financial Statements

34

VOYA FLOATING RATE FUND	PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2018 (UNAUDITED) (CONTINUED)

Principal Amount†	Borrower/Tranche Description	Fair Value	Percentage of Net Assets

LOANS*: (continued)
	Software: 0.6%
12,892,335	Almonde, Inc.—Term Loan B 1st Lien, 5.886%, (US0001M + 3.500%), 06/13/24	$12,915,503	0.6

	Steel: 0.3%
7,628,438	GrafTech Finance, Inc. 2018 Term Loan B, 5.742%, (US0001M + 3.500%), 02/12/25	7,690,419	0.3

	Surface Transport: 0.9%
1,093,350	AI Mistral Holdco Limited 2017 Term Loan B, 5.242%, (US0001M + 3.000%), 03/09/24	1,087,200	0.0
8,318,200	Navistar International Corporation 2017 1st Lien Term Loan B, 5.640%, (US0001M + 3.500%), 11/06/24	8,364,890	0.4
1,592,464	OSG Bulk Ships, Inc OBS Term Loan, 6.770%, (US0003M + 4.250%), 08/05/19	1,576,539	0.1
3,128,406	PODS, LLC 2018 1st Lien Term Loan, 4.883%, (US0001M + 2.750%), 12/06/24	3,138,964	0.1
5,648,854	Savage Enterprises LLC 2018 1st Lien Term Loan B, 6.600%, (US0001M + 4.500%), 08/01/25	5,730,057	0.3
		19,897,650	0.9

	Telecommunications: 5.4%
1,955,225	Altice Financing SA USD 2017 1st Lien Term Loan, 4.908%, (US0001M + 2.750%), 01/31/26	1,911,232	0.1
2,962,500	Altice US Finance I Corporation 2017 USD Term Loan B, 4.908%, (US0001M + 2.750%), 07/15/25	2,911,397	0.1
4,100,000	Asurion LLC 2017 2nd Lien Term Loan, 8.742%, (US0001M + 6.500%), 08/04/25	4,223,853	0.2
10,703,028	Asurion LLC 2017 Term Loan B4, 5.242%, (US0001M + 3.000%), 08/04/22	10,805,038	0.5
8,411,503	Asurion LLC 2018 Term Loan B6, 5.242%, (US0001M + 3.000%), 11/03/23	8,480,722	0.4
12,119,625	Asurion LLC 2018 Term Loan B7, 5.398%, (US0001M + 3.000%), 11/03/24	12,213,770	0.5

LOANS*: (continued)
	Telecommunications: (continued)
9,220,375	Avaya, Inc. 2018 Term Loan B, 6.408%, (US0001M + 4.250%), 12/15/24	$9,308,466	0.4
11,522,975	CenturyLink, Inc. 2017 Term Loan B, 4.992%, (US0001M + 2.750%), 01/31/25	11,460,555	0.5
3,417,398	Communications Sales & Leasing, Inc. 2017 Term Loan B, 5.242%, (US0001M + 3.000%), 10/24/22	3,273,440	0.1
3,726,295	Consolidated Communications, Inc. 2016 Term Loan B, 5.250%, (US0001M + 3.000%), 10/04/23	3,675,391	0.2
7,323,581	Flexential Intermediate Corporation 2017 1st Lien Term Loan, 5.886%, (US0003M + 3.500%), 08/01/24	7,247,291	0.3
4,144,834	Global Tel*Link Corporation 1st Lien Term Loan, 6.386%, (US0003M + 4.000%), 05/23/20	4,176,439	0.2
850,000	Global Tel*Link Corporation 2nd Lien Term Loan, 10.636%, (US0003M + 8.250%), 11/23/20	854,515	0.0
3,975,025	MTN Infrastructure TopCo Inc 1st Lien Term Loan B, 5.242%, (US0001M + 3.000%), 11/15/24	3,988,067	0.2
6,932,538	Numericable Group SA USD Term Loan B12, 5.846%, (US0001M + 3.688%), 01/31/26	6,863,212	0.3
3,819,110	Securus Technologies Holdings, Inc. 2017 1st Lien Term Loan, 6.742%, (US0001M + 4.500%), 11/01/24	3,837,411	0.1
1,548,000	Securus Technologies Holdings, Inc. 2018 Delayed Draw Term Loan, 6.898%, (US0003M + 4.500%), 11/01/24	1,555,418	0.1
3,476,288	Speedcast International Limited Term Loan B, 4.886%, (US0003M + 2.500%), 05/02/25	3,453,111	0.2
7,564,800	Sprint Communications, Inc. 1st Lien Term Loan B, 4.750%, (US0001M + 2.500%), 02/02/24	7,588,440	0.3

See Accompanying Notes to Financial Statements

35

VOYA FLOATING RATE FUND	PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2018 (UNAUDITED) (CONTINUED)

Principal Amount†	Borrower/Tranche Description	Fair Value	Percentage of Net Assets

LOANS*: (continued)
	Telecommunications: (continued)
6,800,837	Syniverse Holdings, Inc. 2018 1st Lien Term Loan, 7.148%, (US0001M + 5.000%), 03/09/23	$6,828,463	0.3
1,690,000	Syniverse Holdings, Inc. 2018 2nd Lien Term Loan, 11.148%, (US0001M + 9.000%), 03/11/24	1,651,975	0.1
4,775,000	Telenet Financing USD LLC USD Term Loan AN, 4.408%, (US0003M + 2.250%), 08/15/26	4,759,085	0.2
3,058,988	Windstream Corporation Repriced Term Loan B6, 6.160%, (US0001M + 4.000%), 03/29/21	2,920,379	0.1
		123,987,670	5.4

	Utilities: 1.1%
8,734,000	Calpine Construction Finance Company, L.P. 2017 Term Loan B, 4.742%, (US0001M + 2.500%), 01/15/25	8,751,154	0.4
2,353,331	Helix Gen Funding, LLC Term Loan B, 5.992%, (US0001M + 3.750%), 06/02/24	2,212,552	0.1
3,929,845	Longview Power LLC Term Loan B, 8.350%, (US0003M + 6.000%), 04/13/21	3,435,341	0.1
1,516,395	Middle River Power LLC Term Loan B, 9.386%, (US0003M + 7.000%), 10/18/22	1,463,321	0.1
3,568,670	Nautilus Power, LLC Term Loan B, 6.648%, (US0001M + 4.250%), 05/16/24	3,583,165	0.2
3,235,970	Southeast PowerGen, LLC Term Loan B, 5.750%, (US0001M + 3.500%), 12/02/21	3,142,936	0.1
3,140,683	TPF II Power, LLC Term Loan B, 5.992%, (US0001M + 3.750%), 10/02/23	3,143,874	0.1
		25,732,343	1.1

	Total Loans (Cost $2,220,580,885)	2,218,331,848	97.1

Shares			Value	Percentage of Net Assets

EQUITIES AND OTHER ASSETS: 0.1%
69,381	(2)	Cumulus Media, Inc. Class-A	1,185,027	0.1

EQUITIES AND OTHER ASSETS: (continued)
42,798	(2)	Everyware Global, Inc.	$58,847	0.0
2,254	(2)	Harvey Gulf International Marine LLC	119,462	0.0
10,072	(2)	Harvey Gulf International Marine LLC — Warrants	543,888	0.0
57,165	(2)	Millennium Health, LLC	3,030	0.0
—	(2),(3)	Millennium Health, LLC- Corporate Claims Trust	—	0.0
222	(2)	Southcross Holdings GP LLC	—	0.0
222	(2)	Southcross Holdings LP- Class A	49,950	0.0
		Total Equities and Other Assets (Cost $2,411,850)	1,960,204	0.1
		Total Long-Term Investments (Cost $2,222,992,735)	2,220,292,052	97.2

SHORT-TERM INVESTMENTS: 6.6%
		Money Market Fund: 6.6%
152,492,151	(2),(4)	State Street Institutional Liquid Reserves Fund — Premier Class, 2.140% (Cost $152,506,549)	152,507,400	6.6

		Total Short-Term Investments (Cost $152,506,549)	152,507,400	6.6

		Total Investments (Cost $2,375,499,284)	$2,372,799,452	103.8
		Liabilities in Excess of Other Assets	(87,959,517)	(3.8)
		Net Assets	$2,284,839,935	100.0

*	Loans, while exempt from registration under the Securities Act of 1933, as amended, contain certain restrictions on resale and cannot be sold publicly. These loans bear interest (unless otherwise noted) at rates that float periodically at a margin above the London Inter-Bank Offered Rate (“LIBOR”) and other short-term rates.
†	Unless otherwise indicated, principal amount is shown in USD.
(1)	All or a portion of this holding is subject to unfunded loan commitments. Please refer to Note X for additional details.
(2)	Non-income producing security.
(3)	For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.
(4)	Rate shown is the 7-day yield as of September 30, 2018.

Reference Rate Abbreviations:

PRIME	Federal Reserve Bank Prime Loan Rate
US0001M	1-month LIBOR
US0001W	1-week LIBOR
US0002M	2-month LIBOR
US0003M	3-month LIBOR
US0006M	6-month LIBOR

See Accompanying Notes to Financial Statements

36

VOYA FLOATING RATE FUND	PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2018 (UNAUDITED) (CONTINUED)

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of September 30, 2018 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at September 30, 2018
Asset Table
Investments, at fair value
Loans	$—	$2,218,331,848	$—	$2,218,331,848
Equities and Other Assets	1,185,027	775,177	—	1,960,204
Short-Term Investments	152,507,400	—	—	152,507,400
Total Investments, at fair value	$153,692,427	$2,219,107,025	$—	$2,372,799,452

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

At September 30, 2018, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at period end were:

Cost for federal income tax purposes was $2,375,576,722.

Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$11,435,269
Gross Unrealized Depreciation	(14,212,539)
Net Unrealized Depreciation	$(2,777,270)

See Accompanying Notes to Financial Statements

37

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Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Distributor
Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

Custodian
State Street Bank and Trust Company
801 Pennsylvania Avenue
Kansas City, Missouri 64105

Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

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For more complete information, or to obtain a prospectus on any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund.

RETIREMENT | INVESTMENTS | INSURANCE voyainvestments.com	163315 (0918-111618)

Item 2. Code of Ethics.

Not required for semi-annual filing.

Item 3. Audit Committee Financial Expert.

Not required for semi-annual filing.

Item 4. Principal Accountant Fees and Services.

Not required for semi-annual filing.

Item 5. Audit Committee of Listed Registrants.

Not required for semi-annual filing.

Item 6. Schedule of Investments.

Complete schedule of investments, as applicable, is included as part of the report to shareholders filed under Item 1 of this Form and filed herein, as applicable.

Voya GNMA Income Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2018 (unaudited)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: 57.9%
1,511,991		Fannie Mae 2004-28 PZ, 6.000%, 05/25/2034	1,786,897	0.2
2,468,510		Fannie Mae 2004-88 ZC, 6.500%, 12/25/2034	2,912,092	0.3
8,969,038		Fannie Mae 2005-17 B, 6.500%, (US0001M + 6.500%), 03/25/2035	10,060,913	1.1
2,448,739		Fannie Mae 2005-43 PZ, 6.000%, 05/25/2035	2,775,366	0.3
1,139,478		Fannie Mae 2007-60 ZB, 4.750%, 05/25/2037	1,211,075	0.1
10,037,896	(1)	Fannie Mae 2010-150 PS, 4.384%, (-1.000*US0001M + 6.600%), 12/25/2039	652,379	0.1
9,637,641	(1)	Fannie Mae 2010-95 SB, 4.384%, (-1.000*US0001M + 6.600%), 09/25/2040	1,011,483	0.1
4,602,729		Fannie Mae 2011-99 CZ, 4.500%, 10/25/2041	4,856,310	0.5
11,753,623	(1)	Fannie Mae 2012-148 HI, 3.500%, 05/25/2042	1,606,518	0.2
1,749,703		Fannie Mae REMIC Trust 2003-16 CX, 6.500%, 03/25/2033	1,921,328	0.2
3,368,224		Fannie Mae REMIC Trust 2003-34 LN, 5.000%, 05/25/2033	3,388,951	0.4
163,183		Fannie Mae REMIC Trust 2004-61 SH, 15.129%, (-3.998*US0001M + 23.988%), 11/25/2032	208,913	0.0
3,165,627		Fannie Mae REMIC Trust 2004-W3 A8, 5.500%, 05/25/2034	3,449,081	0.4
1,306,878	(1)	Fannie Mae REMIC Trust 2005-17 ES, 4.534%, (-1.000*US0001M + 6.750%), 03/25/2035	121,792	0.0
1,056,544		Fannie Mae REMIC Trust 2005-59 NQ, 11.336%, (-2.500*US0001M + 16.875%), 05/25/2035	1,253,570	0.1
1,009,778		Fannie Mae REMIC Trust 2005-88 ZC, 5.000%, 10/25/2035	1,049,776	0.1
317,489		Fannie Mae REMIC Trust 2006-115 ES, 17.697%, (-4.000*US0001M + 26.560%), 12/25/2036	413,306	0.1

2,337,254	(1)	Fannie Mae REMIC Trust 2006-36 SP, 4.484%, (-1.000*US0001M + 6.700%), 05/25/2036	241,933	0.0
5,116,824	(1)	Fannie Mae REMIC Trust 2006-79 SH, 4.234%, (-1.000*US0001M + 6.450%), 08/25/2036	788,913	0.1
462,598	(2)	Fannie Mae REMIC Trust 2009-12 LK, 8.736%, 03/25/2039	492,614	0.1
1,861,549		Fannie Mae REMIC Trust 2009-66 XA, 5.500%, 12/25/2035	2,101,411	0.2
6,000,000		Fannie Mae REMIC Trust 2010-155 JC, 4.000%, 12/25/2039	6,128,033	0.7
5,084,839		Fannie Mae REMIC Trust 2010-2 LC, 5.000%, 02/25/2040	5,442,376	0.6
2,150,752		Fannie Mae REMIC Trust 2011-30 ZA, 5.000%, 04/25/2041	2,291,571	0.3
10,833,269	(1)	Fannie Mae REMIC Trust 2012-128 VS, 4.034%, (-1.000*US0001M + 6.250%), 06/25/2042	1,121,879	0.1
8,622,391	(1)	Fannie Mae REMIC Trust 2012-142 BI, 3.000%, 11/25/2027	722,422	0.1
4,352,452	(1)	Fannie Mae REMIC Trust 2012-154 PI, 4.000%, 05/25/2042	721,082	0.1
3,885,423	(1)	Fannie Mae REMIC Trust 2012-68 SD, 4.484%, (-1.000*US0001M + 6.700%), 06/25/2032	530,115	0.1
3,457,000		Fannie Mae REMIC Trust 2012-97 PC, 3.500%, 09/25/2042	3,224,944	0.4
1,452,426	(1)	Fannie Mae REMIC Trust 2013-13 PI, 3.500%, 04/25/2042	176,298	0.0
4,120,235	(1)	Fannie Mae REMIC Trust 2013-54 ID, 3.000%, 01/25/2033	499,898	0.1
1,105,555		Fannie Mae REMICS 2004-89 ES, 9.128%, (-1.850*US0001M + 13.227%), 08/25/2034	1,157,231	0.1
6,546	(3)	Fannie Mae REMICS 2006-44 P, 0.000%, 12/25/2033	5,473	0.0
6,930,209		Fannie Mae Series 2016-51 S, 3.704%, (-1.000*US0001M + 5.920%), 10/25/2043	6,453,153	0.7
2,780,520		Freddie Mac 3770 GA, 4.500%, 10/15/2040	2,886,447	0.3
3,774,248		Freddie Mac REMIC Trust 2005-S001 2A2, 2.215%, (US0001M + 0.150%), 09/25/2045	3,741,758	0.4

See Accompanying Notes to Financial Statements

Voya GNMA Income Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2018 (unaudited) (continued)

637,948		Freddie Mac REMIC Trust 2653 SC, 5.748%, (-0.500*US0001M + 6.800%), 07/15/2033	661,433	0.1
1,190,562		Freddie Mac REMIC Trust 2767 ZW, 6.000%, 03/15/2034	1,333,655	0.2
234,059		Freddie Mac REMIC Trust 3012 ST, 14.190%, (-3.600*US0001M + 21.960%), 04/15/2035	292,788	0.0
472,881		Freddie Mac REMIC Trust 3065 DC, 13.385%, (-3.000*US0001M + 19.860%), 03/15/2035	600,128	0.1
933,159		Freddie Mac REMIC Trust 3158 NE, 5.500%, 05/15/2036	1,003,139	0.1
5,863,815	(1)	Freddie Mac REMIC Trust 3181 TA, 0.500%, (-0.794*US0001M + 5.635%), 07/15/2036	129,246	0.0
545,399	(1)	Freddie Mac REMIC Trust 3507 IA, 5.500%, 09/15/2035	96,521	0.0
194,552	(1)	Freddie Mac REMIC Trust 3753 PS, 3.942%, (-1.000*US0001M + 6.100%), 06/15/2040	5,767	0.0
634,403		Freddie Mac REMIC Trust 3864 NT, 5.500%, (-9.167*US0001M + 60.500%), 03/15/2039	646,959	0.1
3,769,660		Freddie Mac REMIC Trust 3888 ZG, 4.000%, 07/15/2041	3,835,824	0.4
1,612,203	(1)	Freddie Mac REMIC Trust 4027 QI, 4.500%, 12/15/2040	230,482	0.0
1,162,426		Freddie Mac Series 4040 UZ, 5.000%, 05/15/2042	1,279,419	0.1
230,090	(1)	Freddie Mac-Ginnie Mae Series 21 SA, 5.784%, (-1.000*US0001M + 8.000%), 10/25/2023	22,372	0.0
1,672,451		Ginnie Mae 2004-65 ZG, 5.500%, 07/20/2034	1,789,547	0.2
4,920,379		Ginnie Mae 2009-110 ZA, 5.500%, 11/16/2039	5,587,273	0.6
684,246		Ginnie Mae 2009-32 QZ, 5.500%, 05/16/2039	830,757	0.1
517,939		Ginnie Mae 2009-32 YZ, 7.000%, 05/16/2039	661,990	0.1
2,981,038		Ginnie Mae 2009-50 MZ, 6.000%, 07/16/2039	3,481,720	0.4
952,219		Ginnie Mae 2009-54 HZ, 5.000%, 07/20/2039	1,011,704	0.1

2,940,361		Ginnie Mae 2009-H01 FA, 3.315%, (US0001M + 1.150%), 11/20/2059	2,967,862	0.3
2,000,000		Ginnie Mae 2010-116 PB, 5.000%, 06/16/2040	2,146,649	0.2
3,724,625		Ginnie Mae 2010-125 BZ, 4.500%, 09/16/2040	3,968,026	0.4
6,466,417	(3)	Ginnie Mae 2011-70 PO, 0.000%, 05/16/2041	5,111,191	0.6
5,053,500	(1)	Ginnie Mae 2014-107 XS, 3.442%, (-1.000*US0001M + 5.600%), 07/16/2044	519,184	0.1
2,500,602	(1)	Ginnie Mae 2014-96 SQ, 3.442%, (-1.000*US0001M + 5.600%), 07/16/2044	261,832	0.0
3,781,855		Ginnie Mae 2015-H13 FG, 2.480%, (US0001M + 0.400%), 04/20/2065	3,783,571	0.4
27,784,240	(1)	Ginnie Mae 2016-120 IM, 3.500%, 07/20/2046	3,981,551	0.4
3,612,517	(1)	Ginnie Mae 2016-84 IO, 5.000%, 12/20/2040	379,239	0.0
23,806,091		Ginnie Mae 2016-H20 FB, 2.630%, (US0001M + 0.550%), 09/20/2066	23,939,567	2.6
1,735,459	(1)	Ginnie Mae 2018-78 IC, 4.000%, 02/20/2047	353,750	0.0
1,355,366	(1)	Ginnie Mae Series 2002-76 SG, 5.442%, (-1.000*US0001M + 7.600%), 10/16/2029	184,482	0.0
4,691,950		Ginnie Mae Series 2003-86 ZC, 4.500%, 10/20/2033	4,883,177	0.5
172,706		Ginnie Mae Series 2004-16 AE, 5.500%, 02/20/2034	187,326	0.0
1,578,414		Ginnie Mae Series 2004-17 MZ, 5.500%, 03/16/2034	1,675,897	0.2
1,033,463		Ginnie Mae Series 2004-28 CZ, 5.500%, 04/20/2034	1,115,780	0.1
4,217,853		Ginnie Mae Series 2004-81 Z, 5.000%, 10/20/2034	4,462,153	0.5
99,003		Ginnie Mae Series 2004-87 SB, 5.183%, (-1.154*US0001M + 7.673%), 03/17/2033	100,089	0.0
1,618,265	(1)	Ginnie Mae Series 2004-98 SA, 4.535%, (-1.000*US0001M + 6.700%), 11/20/2034	263,063	0.0
1,469,375		Ginnie Mae Series 2005-21 Z, 5.000%, 03/20/2035	1,551,425	0.2
439,732	(1)	Ginnie Mae Series 2005-25 SI, 6.000%, (-6.000*US0001M + 43.200%), 01/20/2034	78,770	0.0

See Accompanying Notes to Financial Statements

Voya GNMA Income Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2018 (unaudited) (continued)

1,206,703	(1)	Ginnie Mae Series 2005-7 AH, 4.612%, (-1.000*US0001M + 6.770%), 02/16/2035	160,818	0.0
1,261,909	(1)	Ginnie Mae Series 2005-73 IM, 5.500%, 09/20/2035	274,070	0.0
740,229		Ginnie Mae Series 2005-80 Z, 5.000%, 10/20/2035	790,121	0.1
463,291		Ginnie Mae Series 2005-91 UP, 9.983%, (-2.000*US0001M + 14.300%), 09/16/2031	513,963	0.1
7,499,206		Ginnie Mae Series 2006-10 ZT, 6.000%, 03/20/2036	8,583,832	1.0
1,778,832		Ginnie Mae Series 2006-17 TW, 6.000%, 04/20/2036	1,982,181	0.2
11,916,559	(1)	Ginnie Mae Series 2006-26 TB, 0.250%, (-1.000*US0001M + 6.500%), 06/20/2036	117,889	0.0
3,391,019		Ginnie Mae Series 2006-7 ZA, 5.500%, 02/20/2036	3,649,204	0.4
2,512,623	(1)	Ginnie Mae Series 2007-17 CI, 7.500%, 04/16/2037	692,757	0.1
92,360		Ginnie Mae Series 2007-37 S, 17.386%, (-3.667*US0001M + 25.300%), 04/16/2037	102,506	0.0
156,583		Ginnie Mae Series 2007-45 PE, 5.500%, 07/16/2037	165,040	0.0
90,730		Ginnie Mae Series 2007-5 MT, 2.385%, (US0001M + 0.220%), 02/20/2034	90,634	0.0
2,799,764	(1)	Ginnie Mae Series 2007-53 SC, 4.335%, (-1.000*US0001M + 6.500%), 09/20/2037	416,679	0.1
84,841		Ginnie Mae Series 2007-53 SW, 13.709%, (-3.000*US0001M + 20.205%), 09/20/2037	102,646	0.0
1,538,697		Ginnie Mae Series 2007-60 YZ, 5.500%, 10/20/2037	1,630,549	0.2
2,853,288		Ginnie Mae Series 2007-63 Z, 6.000%, 10/20/2037	3,117,550	0.4
2,680,771		Ginnie Mae Series 2008-20 PZ, 6.000%, 03/20/2038	3,036,825	0.3
816,943	(1)	Ginnie Mae Series 2008-3 SA, 4.385%, (-1.000*US0001M + 6.550%), 01/20/2038	119,413	0.0
1,671,114	(1)	Ginnie Mae Series 2008-40 PS, 4.342%, (-1.000*US0001M + 6.500%), 05/16/2038	227,635	0.0
3,641,125	(1)	Ginnie Mae Series 2008-82 SA, 3.835%, (-1.000*US0001M + 6.000%), 09/20/2038	446,311	0.1
8,100,732	(1)	Ginnie Mae Series 2009-110 SA, 4.192%, (-1.000*US0001M + 6.350%), 04/16/2039	738,138	0.1
743,497		Ginnie Mae Series 2009-110 ZC, 4.500%, 11/16/2039	771,016	0.1
2,097,415		Ginnie Mae Series 2009-121 ZQ, 5.500%, 09/20/2039	2,223,982	0.3
1,029,000		Ginnie Mae Series 2009-31 BP, 5.000%, 05/20/2039	1,138,780	0.1
3,929,829		Ginnie Mae Series 2009-31 ZL, 4.500%, 05/20/2039	4,122,539	0.5
3,553,460		Ginnie Mae Series 2009-34 Z, 4.500%, 05/16/2039	3,689,962	0.4
2,825,350		Ginnie Mae Series 2009-53 ZB, 6.000%, 07/16/2039	3,079,451	0.3
380,932	(1)	Ginnie Mae Series 2009-55 BI, 1.000%, (-25.000*US0001M + 162.500%), 06/16/2037	15,146	0.0
1,715,175		Ginnie Mae Series 2009-61 EZ, 7.500%, 08/20/2039	2,173,124	0.2
5,106,157		Ginnie Mae Series 2009-61 PZ, 7.500%, 08/20/2039	6,927,444	0.8
3,021,020		Ginnie Mae Series 2009-61 ZQ, 6.000%, 08/16/2039	3,732,066	0.4
2,665,821	(1)	Ginnie Mae Series 2009-66 QS, 3.935%, (-1.000*US0001M + 6.100%), 07/20/2039	261,788	0.0
3,000,233		Ginnie Mae Series 2009-67 NZ, 6.000%, 08/16/2039	3,190,923	0.4
1,299,240	(1)	Ginnie Mae Series 2009-77 SA, 3.992%, (-1.000*US0001M + 6.150%), 09/16/2039	161,065	0.0
3,277,288		Ginnie Mae Series 2009-77 ZB, 5.500%, 09/16/2039	3,600,861	0.4
916,740		Ginnie Mae Series 2009-87 WZ, 6.000%, 10/20/2039	1,129,683	0.1
567,274		Ginnie Mae Series 2009-92 DZ, 4.500%, 10/16/2039	584,181	0.1
1,326,293		Ginnie Mae Series 2009-98 MZ, 5.000%, 10/16/2039	1,501,970	0.2
3,393,474	(1)	Ginnie Mae Series 2010-106 IP, 5.000%, 03/20/2040	460,836	0.1
10,371,000		Ginnie Mae Series 2010-113 BE, 4.500%, 09/20/2040	10,889,098	1.2

See Accompanying Notes to Financial Statements

Voya GNMA Income Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2018 (unaudited) (continued)

2,613,605	(1)	Ginnie Mae Series 2010-116 NS, 4.492%, (-1.000*US0001M + 6.650%), 09/16/2040	320,899	0.0
290,548	(1)	Ginnie Mae Series 2010-130 KI, 5.500%, 09/16/2040	37,773	0.0
1,500,000		Ginnie Mae Series 2010-14 B, 4.500%, 02/16/2040	1,575,106	0.2
1,924,296	(1)	Ginnie Mae Series 2010-158 SA, 3.885%, (-1.000*US0001M + 6.050%), 12/20/2040	266,220	0.0
622,143	(1)	Ginnie Mae Series 2010-165 IP, 4.000%, 04/20/2038	21,725	0.0
26,727,651	(1)	Ginnie Mae Series 2010-166 GS, 3.835%, (-1.000*US0001M + 6.000%), 12/20/2040	2,872,950	0.3
2,720,788	(1)	Ginnie Mae Series 2010-166 NI, 4.500%, 04/20/2039	320,902	0.0
3,125,000		Ginnie Mae Series 2010-169 AW, 4.500%, 12/20/2040	3,246,485	0.4
5,228,256		Ginnie Mae Series 2010-169 JZ, 4.000%, 12/20/2040	5,222,135	0.6
806,428	(1)	Ginnie Mae Series 2010-19 LI, 5.000%, 07/16/2039	92,902	0.0
2,100,000		Ginnie Mae Series 2010-31 BP, 5.000%, 03/20/2040	2,277,460	0.3
2,123,551	(1)	Ginnie Mae Series 2010-4 WI, 6.000%, 01/16/2040	514,388	0.1
5,137,373		Ginnie Mae Series 2010-42 VZ, 5.500%, 10/20/2039	5,739,548	0.6
2,271,189		Ginnie Mae Series 2010-59 ZA, 4.500%, 05/20/2040	2,370,967	0.3
477,220	(1)	Ginnie Mae Series 2010-85 NI, 5.000%, 01/20/2038	13,457	0.0
1,067,455	(1)	Ginnie Mae Series 2010-9 SB, 4.335%, (-1.000*US0001M + 6.500%), 09/20/2038	42,718	0.0
6,451,447		Ginnie Mae Series 2010-H01 FA, 2.893%, (US0001M + 0.820%), 01/20/2060	6,505,612	0.7
8,029,636		Ginnie Mae Series 2010-H10 FB, 3.073%, (US0001M + 1.000%), 05/20/2060	8,162,603	0.9
8,535,261		Ginnie Mae Series 2010-H10 FC, 3.073%, (US0001M + 1.000%), 05/20/2060	8,651,560	1.0
563,526	(1)	Ginnie Mae Series 2011-123 QI, 5.000%, 05/20/2041	85,550	0.0
197,322		Ginnie Mae Series 2011-169 BC, 7.000%, 05/16/2032	213,474	0.0
547,272	(2)	Ginnie Mae Series 2011-169 BG, 5.411%, 04/16/2039	572,298	0.1
6,764,413		Ginnie Mae Series 2011-25 Z, 4.000%, 02/20/2041	6,810,596	0.8
1,863,394		Ginnie Mae Series 2011-59 QC, 4.000%, 12/20/2040	1,930,746	0.2
8,379,784	(1)	Ginnie Mae Series 2011-73 LS, 4.525%, (-1.000*US0001M + 6.690%), 08/20/2039	674,227	0.1
1,355,945		Ginnie Mae Series 2011-H07 FA, 2.580%, (US0001M + 0.500%), 02/20/2061	1,358,810	0.2
3,038,615	(1)	Ginnie Mae Series 2012-102 TI, 4.000%, 08/20/2039	346,162	0.0
3,359,452	(1)	Ginnie Mae Series 2012-103 IC, 3.500%, 08/16/2040	343,569	0.0
911,879	(1)	Ginnie Mae Series 2012-124 MI, 4.000%, 03/20/2042	116,080	0.0
10,668,314	(1)	Ginnie Mae Series 2012-146 AI, 3.000%, 10/20/2037	1,041,446	0.1
731,726	(1)	Ginnie Mae Series 2012-34 MS, 4.542%, (-1.000*US0001M + 6.700%), 04/16/2041	94,801	0.0
238,914		Ginnie Mae Series 2012-43 MA, 4.000%, 10/20/2041	239,115	0.0
5,994,395	(1)	Ginnie Mae Series 2012-48 SA, 4.492%, (-1.000*US0001M + 6.650%), 04/16/2042	1,027,998	0.1
8,620,714	(1)	Ginnie Mae Series 2012-60 SG, 3.942%, (-1.000*US0001M + 6.100%), 05/16/2042	1,232,366	0.1
2,227,132	(1)	Ginnie Mae Series 2012-98 EI, 4.000%, 04/20/2041	320,623	0.0
2,192,667		Ginnie Mae Series 2012-H11 VA, 2.730%, (US0001M + 0.650%), 05/20/2062	2,214,139	0.3
28,646,765		Ginnie Mae Series 2012-H12 FB, 3.130%, (US0001M + 1.050%), 02/20/2062	29,075,793	3.2
2,206,529		Ginnie Mae Series 2012-H20 BA, 2.640%, (US0001M + 0.560%), 09/20/2062	2,214,737	0.3
3,000,000		Ginnie Mae Series 2013-147 BE, 4.000%, 12/20/2039	3,043,985	0.3
1,309,240		Ginnie Mae Series 2013-167 Z, 3.000%, 10/16/2043	1,182,475	0.1

See Accompanying Notes to Financial Statements

Voya GNMA Income Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2018 (unaudited) (continued)

1,900,000	(1)	Ginnie Mae Series 2013-186 UI, 2.500%, 11/20/2043	569,242	0.1
1,691,943	(1)	Ginnie Mae Series 2013-186 VI, 4.000%, 12/20/2042	285,950	0.0
8,654,365	(1)	Ginnie Mae Series 2013-20 LI, 4.500%, 12/16/2042	1,311,204	0.2
4,546,232	(1)	Ginnie Mae Series 2013-41 PI, 3.500%, 04/20/2040	347,324	0.0
2,500,972		Ginnie Mae Series 2013-H08 BF, 2.480%, (US0001M + 0.400%), 03/20/2063	2,498,735	0.3
4,835,849		Ginnie Mae Series 2013-H10 FT, 2.870%, (H15T1Y + 0.450%), 04/20/2063	4,843,743	0.5
3,840,209		Ginnie Mae Series 2013-H14 FC, 2.550%, (US0001M + 0.470%), 06/20/2063	3,848,144	0.4
1,309,033		Ginnie Mae Series 2013-H18 BA, 2.680%, (US0001M + 0.600%), 07/20/2063	1,315,622	0.2
3,966,747		Ginnie Mae Series 2013-H19 DF, 2.730%, (US0001M + 0.650%), 05/20/2063	3,987,312	0.4
3,378,075		Ginnie Mae Series 2013-H20 FB, 3.080%, (US0001M + 1.000%), 08/20/2063	3,422,790	0.4
4,211,887		Ginnie Mae Series 2013-H23 FA, 3.380%, (US0001M + 1.300%), 09/20/2063	4,300,125	0.5
2,793,200		Ginnie Mae Series 2014-115 EM, 4.000%, 08/20/2044	2,807,145	0.3
5,697,209		Ginnie Mae Series 2014-118 ZP, 4.000%, 08/20/2044	5,774,365	0.6
4,215,334	(1)	Ginnie Mae Series 2014-30 ES, 2.835%, (-1.000*US0001M + 5.000%), 03/20/2040	392,471	0.0
11,422,203	(2)	Ginnie Mae Series 2015-10 Q, 2.285%, 10/20/2044	9,886,352	1.1
12,125,000		Ginnie Mae Series 2015-143 B, 3.500%, 04/20/2045	11,856,245	1.3
3,777,282	(1)	Ginnie Mae Series 2015-157 PI, 4.000%, 03/20/2044	605,760	0.1
10,175,519		Ginnie Mae Series 2015-27 PB, 3.000%, 08/20/2044	9,786,916	1.1
41,544,715		Ginnie Mae Series 2015-H31 FT, 2.730%, (US0001M + 0.650%), 11/20/2065	41,676,877	4.6
16,792,604	(1)	Ginnie Mae Series 2016-145 IU, 3.500%, 10/20/2046	3,085,567	0.3
7,792,027	(2)	Ginnie Mae Series 2016-5 AB, 4.677%, 01/20/2046	8,086,332	0.9
11,312,406		Ginnie Mae Series 2016-H08 FT, 2.800%, (US0001M + 0.720%), 02/20/2066	11,363,545	1.3
315,318		Ginnie Mae Series 2017-182 ZL, 3.000%, 12/20/2047	309,526	0.0
49,022,514		Ginnie Mae Series 2017-H23 FC, 2.530%, (US0001M + 0.450%), 11/20/2067	49,115,319	5.4
1,597,728		Vendee Mortgage Trust 2011-2 DZ, 3.750%, 10/15/2041	1,566,651	0.2

	Total Collateralized Mortgage Obligations
	(Cost $536,235,845)		524,872,947	57.9

ASSET-BACKED SECURITIES: 0.1%
		Other Asset-Backed Securities: 0.1%
672,224	(2)	Fannie Mae Grantor Trust 2003-T4 2A6, 4.683%, 07/26/2033	686,925	0.1
132,452	(2)	Fannie Mae REMIC Trust 2001-W4 AF6, 5.610%, 01/25/2032	135,876	0.0
93,595	(2)	Fannie Mae REMIC Trust 2002-W12 AF6, 5.066%, 02/25/2033	93,213	0.0
138,783	(2)	Fannie Mae REMIC Trust 2002-W2 AF6, 6.500%, 05/25/2032	140,153	0.0

	Total Asset-Backed Securities
	(Cost $1,091,233)		1,056,167	0.1

COMMERCIAL MORTGAGE-BACKED SECURITIES: 0.5%
592,609	(2)	Ginnie Mae 2004-23 Z, 5.546%, 03/16/2044	605,860	0.1
7,079,969	(1),(2)	Ginnie Mae 2006-67 IO, 0.576%, 11/16/2046	27,019	0.0
706,300	(2)	Ginnie Mae 2007-52 Z, 4.350%, 01/16/2048	711,027	0.1
1,265,337		Ginnie Mae 2008-39 Z, 4.500%, 02/16/2048	1,289,976	0.1
242,139	(1),(2)	Ginnie Mae 2008-45 IO, 0.850%, 02/16/2048	480	0.0
647,504	(2)	Ginnie Mae 2009-115 D, 4.661%, 01/16/2050	648,457	0.1
3,541,010	(1),(2)	Ginnie Mae 2010-122 IO, 0.281%, 02/16/2044	57,485	0.0
79,070	(1),(2)	Ginnie Mae 2010-123 IA, 2.083%, 10/16/2052	2,231	0.0
29,677,933	(1),(2)	Ginnie Mae 2011-47 IO, 0.024%, 01/16/2051	241,676	0.0

See Accompanying Notes to Financial Statements

Voya GNMA Income Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2018 (unaudited) (continued)

582,495	(2)	Ginnie Mae 2011-53 B, 4.397%, 05/16/2051	590,723	0.1

	Total Commercial Mortgage-Backed Securities
	(Cost $4,383,990)		4,174,934	0.5

U.S. GOVERNMENT AGENCY OBLIGATIONS: 72.6%
		Federal Home Loan Mortgage Corporation: 5.6%(4)
5,807,987		3.500%, 12/01/2047	5,720,778	0.7
7,915,608		3.500%, 03/01/2048	7,816,552	0.9
26,000,000	(5)	3.500%, 10/01/2048	25,584,609	2.8
7,044,000	(5)	4.000%, 07/15/2040	7,113,006	0.8
152,957		5.290%, 10/01/2037	162,010	0.0
28,102		5.410%, 07/01/2037	29,870	0.0
19,710		5.410%, 08/01/2037	20,940	0.0
27,328		5.410%, 08/01/2037	29,052	0.0
66,560		5.440%, 01/01/2037	70,800	0.0
23,779		5.440%, 02/01/2037	25,293	0.0
54,005		5.440%, 04/01/2037	57,455	0.0
33,056		5.440%, 09/01/2037	35,156	0.0
31,717		5.440%, 02/01/2038	33,747	0.0
6,703		5.440%, 06/01/2038	7,126	0.0
145,613		5.450%, 12/01/2037	153,439	0.0
112,125		5.450%, 12/01/2037	118,649	0.0
162,839		5.460%, 05/01/2037	174,268	0.0
73,465		5.460%, 08/01/2037	78,172	0.0
41,095		5.460%, 01/01/2038	43,474	0.0
88,279		5.480%, 08/01/2037	94,012	0.0
80,339		5.480%, 10/01/2037	84,883	0.0
164,962		5.500%, 08/01/2037	177,579	0.0
99,102		5.500%, 11/01/2037	105,586	0.0
30,138		5.500%, 04/01/2038	32,114	0.0
40,779		5.520%, 09/01/2037	43,475	0.0
19,028		5.520%, 10/01/2037	20,292	0.0
68,331		5.620%, 12/01/2036	73,141	0.0
105,043		5.620%, 03/01/2037	112,412	0.0
72,429		5.620%, 08/01/2037	77,512	0.0
53,434		5.620%, 12/01/2037	57,187	0.0
301,281		5.625%, 12/01/2036	322,962	0.1
38,885		5.625%, 01/01/2037	41,603	0.0
284,507		5.625%, 01/01/2037	304,610	0.1
28,765		5.625%, 02/01/2037	30,787	0.0
68,676		5.625%, 03/01/2037	73,515	0.0
184,995		5.625%, 03/01/2037	197,983	0.0
99,628		5.625%, 06/01/2037	106,587	0.0
89,566		5.625%, 07/01/2037	95,892	0.0
117,699		5.625%, 02/01/2038	126,065	0.0
781,361		5.750%, 09/01/2037	852,941	0.1
262,938		5.750%, 10/01/2037	283,019	0.1
216,296		5.750%, 11/01/2037	232,768	0.0
58,268		5.750%, 12/01/2037	62,688	0.0
103,758		6.090%, 12/01/2037	113,115	0.0
9,582		7.500%, 01/01/2030	10,883	0.0
9,455		8.000%, 01/01/2030	9,478	0.0
4,245		9.500%, 07/01/2020	4,246	0.0
			51,021,731	5.6

		Federal National Mortgage Association: 3.4%(4)
13,728,941		4.000%, 05/01/2042	13,981,272	1.6
1,831,068		4.000%, 05/01/2045	1,854,129	0.2
671,528		4.250%, 08/01/2035	687,220	0.1
527,918		4.750%, 11/01/2034	550,599	0.1
380,550		4.750%, 11/01/2034	396,847	0.1
392,524		4.750%, 02/01/2035	408,891	0.1
737,057		4.750%, 04/01/2035	773,549	0.1
775,995		4.750%, 05/01/2035	814,310	0.1
924,358	4.750%, 07/01/2035	970,290	0.1
143,658	4.750%, 07/01/2035	149,491	0.0
151,552	5.000%, 02/01/2033	159,189	0.0
145,853	5.000%, 07/01/2033	153,202	0.0
92,282	5.000%, 03/01/2036	96,932	0.0
401,139	5.000%, 05/01/2036	423,414	0.1
162,686	5.030%, 05/01/2037	170,980	0.0
298,249	5.030%, 09/01/2037	313,327	0.1
52,108	5.155%, 11/01/2036	55,014	0.0
272,624	5.155%, 01/01/2037	287,775	0.0
165,272	5.250%, 04/01/2032	175,062	0.0
83,979	5.250%, 04/01/2032	88,944	0.0
201,849	5.280%, 11/01/2036	213,961	0.0
29,455	5.280%, 11/01/2036	31,207	0.0
49,691	5.280%, 01/01/2037	52,634	0.0
76,329	5.290%, 06/01/2037	80,925	0.0
215,145	5.290%, 08/01/2037	228,208	0.0
81,671	5.290%, 09/01/2037	86,622	0.0
399,526	5.290%, 09/01/2037	416,522	0.1
359,896	5.290%, 09/01/2037	370,710	0.1
352,416	5.290%, 09/01/2037	373,684	0.1
320,784	5.290%, 11/01/2037	333,203	0.1
88,814	5.290%, 12/01/2037	95,483	0.0
284,893	5.290%, 04/01/2038	305,572	0.0
57,256	5.300%, 09/01/2036	60,674	0.0
25,519	5.300%, 10/01/2036	27,066	0.0
35,793	5.300%, 10/01/2036	37,935	0.0
152,362	5.300%, 12/01/2036	161,559	0.0
133,534	5.300%, 12/01/2036	141,530	0.0
72,765	5.300%, 02/01/2037	77,128	0.0
140,574	5.300%, 05/01/2037	149,107	0.0
417,800	5.300%, 08/01/2037	443,195	0.1
63,561	5.350%, 04/01/2029	67,558	0.0
45,636	5.350%, 09/01/2029	48,587	0.0
297,113	5.390%, 12/01/2037	316,031	0.1
74,540	5.390%, 05/01/2038	80,686	0.0
282,071	5.405%, 11/01/2036	300,246	0.0
254,985	5.405%, 02/01/2037	271,282	0.0
166,752	5.440%, 08/01/2047	175,329	0.0
289,886	5.440%, 08/01/2047	304,764	0.0
300,772	5.440%, 08/01/2047	310,896	0.0
171,622	5.440%, 08/01/2047	177,170	0.0
183,176	5.440%, 09/01/2047	189,136	0.0
494,751	5.440%, 10/01/2047	521,229	0.1
97,830	5.440%, 05/01/2048	102,714	0.0
114,362	5.620%, 12/01/2036	118,664	0.0
108,091	5.740%, 07/01/2037	116,112	0.0
139,506	5.740%, 08/01/2037	149,876	0.0
91,170	5.740%, 08/01/2037	97,946	0.0
197,014	5.740%, 08/01/2037	202,226	0.0
51,901	5.875%, 06/01/2035	53,125	0.0
154,150	5.890%, 07/01/2047	160,580	0.0
114,975	5.890%, 08/01/2047	119,730	0.0
231,893	5.890%, 08/01/2047	241,812	0.0
116,294	5.890%, 10/01/2047	121,704	0.0
33,039	5.900%, 09/01/2028	35,414	0.0
98,040	6.600%, 07/01/2027	102,851	0.0
52,838	6.600%, 09/01/2027	55,225	0.0
36,246	6.600%, 11/01/2027	36,452	0.0
30,152	6.600%, 06/01/2028	30,380	0.0
18,964	7.500%, 05/01/2028	19,033	0.0
		30,724,120	3.4

	Government National Mortgage Association: 63.6%
740,566	3.000%, 11/20/2045	717,962	0.1
122,803	3.000%, 12/20/2045	119,055	0.0
353,825	3.000%, 12/20/2045	343,179	0.0

See Accompanying Notes to Financial Statements

Voya GNMA Income Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2018 (unaudited) (continued)

507,556		3.000%, 12/20/2045	492,595	0.1
423,684		3.000%, 01/20/2046	411,084	0.1
22,534,575		3.000%, 07/20/2047	21,854,501	2.4
20,031,588		3.000%, 01/20/2048	19,420,821	2.2
59,859,000	(5)	3.000%, 10/01/2048	57,977,885	6.4
2,494,727		3.500%, 04/20/2043	2,495,670	0.3
5,582,101		3.500%, 09/20/2045	5,550,659	0.6
163,738		3.500%, 09/20/2045	163,162	0.0
2,006,876		3.500%, 11/20/2045	1,999,799	0.2
2,079,291		3.500%, 02/20/2046	2,071,735	0.2
461,486		3.500%, 02/20/2046	459,803	0.1
1,426,830		3.500%, 03/20/2046	1,421,626	0.2
9,734,299		3.500%, 04/20/2046	9,701,782	1.1
2,929,308		3.500%, 08/20/2046	2,915,007	0.3
8,652,729		3.500%, 08/20/2046	8,617,541	1.0
1,074,618		3.500%, 09/20/2046	1,069,344	0.1
1,110,315		3.500%, 09/20/2046	1,103,981	0.1
2,393,358		3.500%, 09/20/2046	2,381,674	0.3
1,510,069		3.500%, 09/20/2046	1,505,380	0.2
2,814,953		3.500%, 09/20/2046	2,798,878	0.3
5,926,073		3.500%, 09/20/2046	5,897,105	0.7
2,761,474		3.500%, 09/20/2046	2,748,339	0.3
3,672,314		3.500%, 09/20/2046	3,660,897	0.4
9,877,016		3.500%, 09/20/2046	9,846,230	1.1
1,466,820		3.500%, 09/20/2046	1,460,986	0.2
2,020,656		3.500%, 09/20/2046	2,010,471	0.2
1,403,593		3.500%, 09/20/2046	1,395,499	0.2
1,015,560		3.500%, 10/20/2046	1,013,426	0.1
3,127,829		3.500%, 10/20/2046	3,115,451	0.4
1,540,358		3.500%, 10/20/2046	1,535,552	0.2
3,406,824		3.500%, 10/20/2046	3,396,753	0.4
3,138,713		3.500%, 10/20/2046	3,123,389	0.4
1,725,199		3.500%, 10/20/2046	1,716,732	0.2
1,443,383		3.500%, 10/20/2046	1,436,300	0.2
6,199,977		3.500%, 10/20/2046	6,169,547	0.7
857,117		3.500%, 10/20/2046	853,036	0.1
1,397,378		3.500%, 10/20/2046	1,391,820	0.2
7,098,736		3.500%, 10/20/2046	7,063,894	0.8
2,515,697		3.500%, 10/20/2046	2,504,536	0.3
2,324,953		3.500%, 11/20/2046	2,314,865	0.3
5,221,612		3.500%, 11/20/2046	5,203,132	0.6
2,132,510		3.500%, 11/20/2046	2,128,024	0.2
4,780,813		3.500%, 11/20/2046	4,766,688	0.5
3,904,255		3.500%, 11/20/2046	3,889,086	0.4
3,477,846		3.500%, 11/20/2046	3,462,395	0.4
1,052,218		3.500%, 11/20/2046	1,046,208	0.1
4,377,128		3.500%, 11/20/2046	4,360,528	0.5
959,550		3.500%, 03/20/2047	956,702	0.1
790,151		3.500%, 04/20/2047	786,456	0.1
1,416,894		3.500%, 04/20/2047	1,410,297	0.2
1,011,349		3.500%, 04/20/2047	1,008,347	0.1
884,196		3.500%, 11/20/2047	881,176	0.1
590,306		3.500%, 11/20/2047	588,290	0.1
2,658,069		3.500%, 11/20/2047	2,648,991	0.3
1,181,388		3.500%, 11/20/2047	1,177,353	0.1
1,884,069		3.500%, 12/20/2047	1,877,049	0.2
693,871		3.500%, 01/20/2048	691,501	0.1
1,524,965		3.500%, 01/20/2048	1,519,756	0.2
493,159		3.500%, 01/20/2048	491,474	0.1
993,467		3.500%, 01/20/2048	990,074	0.1
95,357,000	(5)	3.500%, 10/01/2048	94,826,207	10.5
5,957,235		3.750%, 05/20/2042	5,995,814	0.7
6,075,154		3.750%, 05/20/2042	6,114,548	0.7
127,169		4.000%, 05/20/2033	130,959	0.0
33,525		4.000%, 08/15/2033	34,120	0.0
45,698		4.000%, 01/15/2034	46,509	0.0
66,278		4.000%, 03/15/2034	67,454	0.0
1,751,742		4.000%, 05/20/2034	1,791,418	0.2

1,111,176		4.000%, 07/20/2034	1,129,280	0.1
1,933,825		4.000%, 07/20/2034	1,965,356	0.2
150,238		4.000%, 08/20/2035	152,969	0.0
178,212		4.000%, 05/15/2040	181,378	0.0
2,457,129		4.000%, 09/20/2040	2,473,957	0.3
3,870,954		4.000%, 07/20/2041	3,872,909	0.4
13,287,352		4.000%, 08/20/2042	13,637,307	1.5
783,272		4.000%, 09/15/2042	801,682	0.1
2,777,482		4.000%, 10/20/2043	2,837,211	0.3
3,783,592		4.000%, 12/20/2044	3,862,801	0.4
3,607,716		4.000%, 01/20/2045	3,679,136	0.4
377,363		4.000%, 12/20/2045	384,464	0.1
7,071,750		4.000%, 01/20/2046	7,219,714	0.8
1,087,117		4.000%, 01/20/2046	1,109,807	0.1
5,929,895		4.000%, 03/20/2046	6,052,964	0.7
77,844,000	(5)	4.000%, 11/01/2048	79,064,872	8.7
14,062		4.500%, 07/20/2036	14,557	0.0
11,724		4.500%, 08/20/2036	12,136	0.0
1,289,536		4.500%, 10/15/2039	1,356,160	0.2
930,618		4.500%, 11/15/2039	978,810	0.1
764,326		4.500%, 11/15/2039	803,887	0.1
266,576		4.500%, 12/15/2039	280,266	0.0
678,419		4.500%, 01/15/2040	708,022	0.1
77,746		4.500%, 01/20/2040	80,088	0.0
2,624,575		4.500%, 02/15/2040	2,738,899	0.3
516,876		4.500%, 06/15/2040	537,946	0.1
98,202		4.500%, 07/20/2040	101,161	0.0
503,328		4.500%, 08/20/2040	518,319	0.1
1,684,759		4.500%, 09/20/2041	1,766,715	0.2
48,000,000	(5)	4.500%, 11/01/2048	49,575,002	5.5
928,434		4.750%, 06/15/2029	972,336	0.1
233,600		4.750%, 01/15/2030	244,518	0.0
386,684		4.750%, 09/15/2034	404,994	0.1
41,206		5.000%, 03/20/2024	44,553	0.0
1,200,609		5.000%, 04/20/2030	1,238,339	0.1
275,178		5.000%, 07/15/2033	287,034	0.0
78,020		5.000%, 03/15/2034	82,692	0.0
73,969		5.000%, 04/15/2034	77,115	0.0
75,143		5.000%, 01/15/2035	78,342	0.0
26,297		5.000%, 03/15/2035	27,946	0.0
180,192		5.000%, 03/15/2035	187,872	0.0
55,481		5.000%, 04/15/2035	57,849	0.0
404,157		5.000%, 04/15/2035	429,581	0.1
81,665		5.000%, 04/15/2035	86,793	0.0
36,797		5.000%, 05/15/2035	39,259	0.0
107,462		5.000%, 05/20/2035	114,561	0.0
546,055		5.000%, 11/20/2035	581,958	0.1
269,228		5.000%, 04/20/2036	287,155	0.0
154,125		5.000%, 02/15/2038	160,717	0.0
46,581		5.000%, 06/20/2038	47,305	0.0
42,713		5.000%, 08/20/2038	43,956	0.0
188,619		5.000%, 10/20/2038	193,960	0.0
65,905		5.000%, 11/20/2038	67,765	0.0
217,251		5.000%, 01/20/2039	223,279	0.0
247,553		5.000%, 02/15/2039	258,141	0.0
237,176		5.000%, 03/15/2039	247,264	0.0
943,185		5.000%, 11/15/2039	1,004,332	0.1
1,274,615		5.000%, 11/15/2039	1,359,444	0.2
275,385		5.000%, 11/15/2039	287,273	0.0
219,527		5.000%, 04/15/2040	231,594	0.0
1,018,499		5.000%, 09/15/2040	1,068,919	0.1
1,268,455		5.000%, 07/20/2041	1,350,485	0.2
42,491		5.250%, 01/15/2024	45,066	0.0
89,297		5.250%, 06/15/2028	95,140	0.0
118,923		5.250%, 06/15/2029	126,697	0.0
1,357,747		5.250%, 01/20/2036	1,464,757	0.2
126,696		5.290%, 07/20/2037	133,366	0.0
145,323		5.290%, 08/20/2037	153,719	0.0

See Accompanying Notes to Financial Statements

Voya GNMA Income Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2018 (unaudited) (continued)

337,223	5.290%, 08/20/2037	354,974	0.0
409,390	5.290%, 09/20/2037	430,940	0.1
109,700	5.290%, 09/20/2037	115,475	0.0
127,276	5.290%, 01/20/2038	133,977	0.0
12,262	5.350%, 01/15/2029	13,028	0.0
65,793	5.350%, 01/20/2029	69,330	0.0
11,803	5.350%, 02/20/2029	12,419	0.0
154,858	5.350%, 04/20/2029	163,192	0.0
39,899	5.350%, 06/20/2029	42,046	0.0
44,385	5.350%, 08/20/2029	46,772	0.0
49,669	5.350%, 10/20/2029	52,344	0.0
8,801	5.350%, 11/20/2029	9,238	0.0
132,352	5.390%, 05/15/2038	141,106	0.0
325,383	5.390%, 08/20/2038	347,494	0.0
170,848	5.390%, 09/15/2038	182,147	0.0
100,788	5.390%, 02/15/2040	107,637	0.0
89,885	5.500%, 08/15/2024	92,041	0.0
81,581	5.500%, 08/20/2024	86,215	0.0
1,714	5.500%, 04/20/2029	1,812	0.0
402,837	5.500%, 09/15/2029	430,657	0.1
191,728	5.500%, 10/15/2029	204,972	0.0
54,646	5.500%, 12/20/2032	58,924	0.0
189,291	5.500%, 08/20/2033	204,067	0.0
73,535	5.500%, 11/20/2033	74,234	0.0
53,770	5.500%, 12/20/2033	57,967	0.0
73,097	5.500%, 03/20/2034	73,797	0.0
281,589	5.500%, 04/20/2034	292,508	0.0
319,670	5.500%, 04/20/2034	344,628	0.0
94,823	5.500%, 06/20/2034	96,024	0.0
193,844	5.500%, 06/20/2034	204,995	0.0
106,576	5.500%, 07/20/2034	112,704	0.0
118,155	5.500%, 01/20/2035	120,442	0.0
298,685	5.500%, 05/15/2035	320,556	0.0
59,702	5.500%, 05/20/2035	63,133	0.0
77,793	5.500%, 06/20/2035	82,257	0.0
573,358	5.500%, 07/15/2035	622,521	0.1
345,545	5.500%, 08/15/2035	370,848	0.0
235,440	5.500%, 09/20/2035	248,987	0.0
167,696	5.500%, 04/15/2036	179,976	0.0
69,023	5.500%, 06/20/2036	74,103	0.0
13,861	5.500%, 06/20/2038	14,374	0.0
31,428	5.500%, 08/20/2038	32,591	0.0
40,479	5.500%, 09/20/2038	41,957	0.0
7,348	5.500%, 10/20/2038	7,618	0.0
54,602	5.500%, 11/20/2038	56,617	0.0
7,872	5.500%, 12/20/2038	8,151	0.0
94,843	5.500%, 01/15/2039	101,788	0.0
6,383	5.500%, 01/20/2039	6,584	0.0
88,760	5.500%, 03/20/2039	91,597	0.0
31,546	5.500%, 06/15/2039	33,856	0.0
18,121	5.500%, 06/20/2039	18,734	0.0
53,433	5.500%, 10/20/2039	57,355	0.0
275,825	5.500%, 09/15/2040	296,023	0.0
75,255	5.740%, 08/20/2037	79,993	0.0
137,955	5.740%, 08/20/2037	146,637	0.0
273,724	5.740%, 09/20/2037	290,955	0.0
89,944	5.740%, 09/20/2037	95,606	0.0
367,164	5.740%, 09/20/2037	390,185	0.1
437,681	5.740%, 10/20/2037	467,870	0.1
103,204	5.740%, 04/20/2038	109,697	0.0
119,782	5.750%, 11/15/2024	122,394	0.0
917,618	5.750%, 07/15/2029	974,765	0.1
806,310	5.750%, 08/15/2029	855,569	0.1
790,093	5.750%, 11/15/2029	839,268	0.1
144,001	5.750%, 11/15/2029	152,964	0.0
16,861	5.900%, 03/20/2028	17,971	0.0
40,912	5.900%, 05/20/2028	43,585	0.0
44,985	5.900%, 09/20/2028	47,962	0.0
1,438,664	5.970%, 11/15/2031	1,436,783	0.2
41,595	6.000%, 01/20/2024	42,459	0.0
105,440	6.000%, 10/15/2025	114,017	0.0
242,973	6.000%, 04/15/2026	256,439	0.0
47,910	6.000%, 10/20/2027	51,193	0.0
166,935	6.000%, 05/15/2029	175,040	0.0
190,254	6.000%, 07/15/2029	205,770	0.0
97,397	6.000%, 10/20/2034	106,414	0.0
213,962	6.000%, 03/15/2037	233,345	0.0
2,590	6.000%, 09/20/2037	2,591	0.0
15,159	6.000%, 05/20/2038	16,037	0.0
138,557	6.000%, 08/20/2038	143,493	0.0
23,599	6.000%, 09/20/2038	24,427	0.0
78,736	6.000%, 10/20/2038	81,517	0.0
226,388	6.000%, 11/15/2038	244,754	0.0
82,278	6.000%, 12/15/2038	88,952	0.0
169,725	6.000%, 12/15/2038	183,494	0.0
534,265	6.000%, 08/15/2039	585,930	0.1
398,647	6.000%, 08/15/2039	430,987	0.1
66,342	6.490%, 01/15/2028	72,691	0.0
35,916	6.500%, 07/20/2029	39,842	0.0
53,736	6.500%, 07/20/2032	54,567	0.0
222,313	6.500%, 02/15/2034	234,699	0.0
1,129	6.500%, 09/20/2034	1,179	0.0
12,455	7.500%, 08/20/2027	14,037	0.0
		575,726,168	63.6

	Total U.S. Government Agency Obligations
	(Cost $667,077,326)	657,472,019	72.6

	Total Long-Term Investments
	(Cost $1,208,788,394)	1,187,576,067	131.1

SHORT-TERM INVESTMENTS: 1.2%
		U.S. Treasury Bills: 1.2%
10,816,000	United States Treasury Bill, 1.980%, 10/18/2018
	(Cost $10,805,759)	10,805,466	1.2

	Total Short-Term Investments
	(Cost $10,805,759)	10,805,466	1.2

	Total Investments in Securities (Cost $1,219,594,153)	$1,198,381,533	132.3
	Liabilities in Excess of Other Assets	(292,563,060)	(32.3)
	Net Assets	$905,818,473	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
(1)	Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.
(2)	Variable rate security. Rate shown is the rate in effect as of September 30, 2018.
(3)	Principal only securities represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. No payments of interest on the pool are passed through the principal only security.

See Accompanying Notes to Financial Statements

Voya GNMA Income Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2018 (unaudited) (continued)

(4)	The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.
(5)	Settlement is on a when-issued or delayed-delivery basis.

Reference Rate Abbreviations:
H15T1Y	U.S. Treasury 1-Year Constant Maturity
US0001M	1-month LIBOR

See Accompanying Notes to Financial Statements

Voya High Yield Bond Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2018 (unaudited)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 95.5%
		Basic Materials: 7.8%
1,500,000	(1)	Alpha 3 BV / Alpha US Bidco, Inc., 6.250%, 02/01/2025	1,500,450	0.3
1,635,000	(1)	Aruba Investments, Inc., 8.750%, 02/15/2023	1,708,575	0.4
1,970,000	(1)	Cascades, Inc., 5.500%, 07/15/2022	1,994,625	0.4
1,570,000		Chemours Co/The, 5.375%, 05/15/2027	1,518,975	0.3
2,000,000		Cleveland-Cliffs, Inc., 5.750%, 03/01/2025	1,952,500	0.4
920,000	(1)	Constellium NV, 5.750%, 05/15/2024	918,850	0.2
250,000	(1)	Constellium NV, 5.875%, 02/15/2026	245,312	0.1
1,050,000	(1)	Constellium NV, 6.625%, 03/01/2025	1,065,750	0.2
1,285,000	(1)	Cornerstone Chemical Co., 6.750%, 08/15/2024	1,288,495	0.3
940,000	(1)	Ferroglobe PLC / Globe Specialty Metals, Inc., 9.375%, 03/01/2022	995,225	0.2
985,000	(1)	First Quantum Minerals Ltd., 6.500%, 03/01/2024	904,969	0.2
1,650,000		Freeport-McMoRan, Inc., 4.550%, 11/14/2024	1,608,750	0.4
1,750,000		Freeport-McMoRan, Inc., 5.450%, 03/15/2043	1,596,875	0.4
1,600,000		Hexion, Inc., 6.625%, 04/15/2020	1,508,000	0.3
975,000	(1)	Hexion, Inc., 10.375%, 02/01/2022	953,062	0.2
1,080,000		Huntsman International LLC, 5.125%, 11/15/2022	1,115,100	0.3
1,300,000	(1)	IAMGOLD Corp., 7.000%, 04/15/2025	1,296,490	0.3
1,500,000		Momentive Performance Materials, Inc., 3.880%, 10/24/2021	1,625,625	0.4
1,720,000	(1)	OCI NV, 6.625%, 04/15/2023	1,786,650	0.4
1,450,000		Olin Corp., 5.125%, 09/15/2027	1,402,875	0.3
1,820,000	(1)	Rayonier AM Products, Inc., 5.500%, 06/01/2024	1,761,451	0.4
1,950,000	(1)	Schweitzer-Mauduit International, Inc., 6.875%, 10/01/2026	1,993,875	0.4
1,650,000		Teck Resources Ltd., 5.200%, 03/01/2042	1,530,375	0.3
1,450,000	(1),(2)	Tronox, Inc., 6.500%, 04/15/2026	1,401,063	0.3

1,850,000		United States Steel Corp., 6.250%, 03/15/2026	1,838,438	0.4
			35,512,355	7.8

		Communications: 17.7%
1,000,000	(1),(2)	Altice Finco SA, 8.125%, 01/15/2024	1,018,750	0.2
2,925,000	(1)	Altice France SA/France, 6.250%, 05/15/2024	2,901,600	0.6
400,000	(1)	Altice France SA/France, 8.125%, 02/01/2027	412,000	0.1
1,500,000	(1),(2)	Altice Luxembourg SA, 7.625%, 02/15/2025	1,365,000	0.3
1,645,000	(1)	Altice Luxembourg SA, 7.750%, 05/15/2022	1,607,165	0.4
1,845,000	(1)	Altice US Finance I Corp., 5.500%, 05/15/2026	1,844,077	0.4
1,985,000		AMC Networks, Inc., 4.750%, 08/01/2025	1,909,709	0.4
1,215,000	(1)	Block Communications, Inc., 6.875%, 02/15/2025	1,251,450	0.3
1,040,000		Cablevision Systems Corp., 5.875%, 09/15/2022	1,062,750	0.2
1,755,000	(1)	CCO Holdings LLC / CCO Holdings Capital Corp., 5.125%, 05/01/2027	1,668,321	0.4
1,060,000	(1)	CCO Holdings LLC / CCO Holdings Capital Corp., 5.000%, 02/01/2028	998,944	0.2
870,000	(1)	CCO Holdings LLC / CCO Holdings Capital Corp., 5.500%, 05/01/2026	862,387	0.2
2,245,000	(1)	CCO Holdings LLC / CCO Holdings Capital Corp., 5.750%, 02/15/2026	2,259,031	0.5
1,150,000	(1)	CCO Holdings LLC / CCO Holdings Capital Corp., 5.875%, 04/01/2024	1,177,312	0.3
1,550,000		CenturyLink, Inc., 5.625%, 04/01/2020	1,582,937	0.4
1,000,000		CenturyLink, Inc., 5.800%, 03/15/2022	1,022,500	0.2
955,000	(1)	Cequel Communications Holdings I LLC / Cequel Capital Corp., 5.125%, 12/15/2021	965,744	0.2
600,000	(1)	Cequel Communications Holdings I LLC / Cequel Capital Corp., 7.500%, 04/01/2028	631,500	0.1
2,295,000	(1)	CommScope Tech Finance LLC, 6.000%, 06/15/2025	2,379,915	0.5
2,585,000		CSC Holdings LLC, 5.250%, 06/01/2024	2,533,300	0.6

See Accompanying Notes to Financial Statements

Voya High Yield Bond Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2018 (unaudited) (continued)

1,200,000	(1)	CSC Holdings LLC, 5.375%, 02/01/2028	1,149,000	0.3
570,000		DISH DBS Corp., 5.000%, 03/15/2023	519,373	0.1
3,525,000		DISH DBS Corp., 5.875%, 11/15/2024	3,181,312	0.7
1,000,000		DISH DBS Corp., 5.875%, 07/15/2022	979,375	0.2
2,750,000	(2)	Frontier Communications Corp., 6.875%, 01/15/2025	1,685,282	0.4
2,280,000		Frontier Communications Corp., 11.000%, 09/15/2025	1,789,139	0.4
1,815,000	(1)	Gray Television, Inc., 5.125%, 10/15/2024	1,758,281	0.4
1,260,000	(1)	Intelsat Connect Finance SA, 9.500%, 02/15/2023	1,258,425	0.3
1,050,000	(1)	Intelsat Jackson Holdings SA, 8.500%, 10/15/2024	1,060,500	0.2
1,615,000	(2)	Intelsat Luxembourg SA, 8.125%, 06/01/2023	1,441,387	0.3
995,000		Level 3 Financing, Inc., 5.125%, 05/01/2023	1,006,194	0.2
1,100,000		Level 3 Financing, Inc., 5.250%, 03/15/2026	1,084,930	0.2
1,550,000		Level 3 Financing, Inc., 5.375%, 01/15/2024	1,556,572	0.4
605,000		LIN Television Corp., 5.875%, 11/15/2022	617,100	0.1
1,850,000	(1)	Netflix, Inc., 5.875%, 11/15/2028	1,857,992	0.4
1,955,000	(1)	Nexstar Broadcasting, Inc., 5.625%, 08/01/2024	1,918,344	0.4
1,705,000	(1)	Plantronics, Inc., 5.500%, 05/31/2023	1,700,738	0.4
1,530,000	(1)	Salem Media Group, Inc., 6.750%, 06/01/2024	1,369,350	0.3
860,000	(1)	Sinclair Television Group, Inc., 5.125%, 02/15/2027	795,500	0.2
1,120,000		Sinclair Television Group, Inc., 6.125%, 10/01/2022	1,145,200	0.3
1,825,000	(1)	Sirius XM Radio, Inc., 5.000%, 08/01/2027	1,765,158	0.4
1,310,000	(1)	Sirius XM Radio, Inc., 6.000%, 07/15/2024	1,362,662	0.3
750,000		Sprint Communications, Inc., 6.000%, 11/15/2022	766,875	0.2
4,110,000		Sprint Corp., 7.125%, 06/15/2024	4,279,538	1.0
2,170,000		Sprint Corp., 7.250%, 09/15/2021	2,297,488	0.5
2,000,000		Sprint Corp., 7.625%, 03/01/2026	2,121,500	0.5
1,050,000		Telecom Italia Capital SA, 6.000%, 09/30/2034	1,007,475	0.2
1,250,000		Telecom Italia Capital SA, 6.375%, 11/15/2033	1,231,250	0.3
1,320,000	(1)	Telesat Canada / Telesat LLC, 8.875%, 11/15/2024	1,415,700	0.3
605,000		T-Mobile USA, Inc., 4.500%, 02/01/2026	577,473	0.1
150,000		T-Mobile USA, Inc., 5.125%, 04/15/2025	151,500	0.0
2,000,000		T-Mobile USA, Inc., 5.375%, 04/15/2027	1,997,500	0.4
1,195,000	(3)	Viacom, Inc., 6.250%, 02/28/2057	1,179,764	0.3
1,045,000	(1)	Zayo Group LLC / Zayo Capital, Inc., 5.750%, 01/15/2027	1,049,703	0.2
1,415,000		Zayo Group LLC / Zayo Capital, Inc., 6.000%, 04/01/2023	1,464,525	0.3
			79,996,497	17.7

		Consumer, Cyclical: 15.9%
2,650,000	(1)	1011778 BC ULC / New Red Finance, Inc., 5.000%, 10/15/2025	2,544,026	0.6
1,775,000		AMC Entertainment Holdings, Inc., 5.875%, 11/15/2026	1,704,000	0.4
1,750,000		Asbury Automotive Group, Inc., 6.000%, 12/15/2024	1,776,250	0.4
870,000	(1)	Ashton Woods USA LLC / Ashton Woods Finance Co., 6.750%, 08/01/2025	815,625	0.2
856,000	(1)	Ashton Woods USA LLC / Ashton Woods Finance Co., 6.875%, 02/15/2021	866,700	0.2
1,630,000		AV Homes, Inc., 6.625%, 05/15/2022	1,685,338	0.4
2,205,000	(1)	Caesars Resort Collection LLC / CRC Finco, Inc., 5.250%, 10/15/2025	2,105,775	0.5
1,800,000		Caleres, Inc., 6.250%, 08/15/2023	1,854,000	0.4
1,300,000	(1)	Carmike Cinemas, Inc., 6.000%, 06/15/2023	1,327,625	0.3
1,340,000	(1)	CCM Merger, Inc., 6.000%, 03/15/2022	1,378,806	0.3
1,440,000		Cedar Fair L.P. / Canada's Wonderland Co. / Magnum Management Corp., 5.375%, 06/01/2024	1,440,000	0.3
1,730,000		Century Communities, Inc., 5.875%, 07/15/2025	1,613,744	0.3
1,700,000	(1)	Cooper-Standard Automotive, Inc., 5.625%, 11/15/2026	1,676,625	0.4
1,960,000		Dana, Inc., 5.500%, 12/15/2024	1,948,240	0.4

See Accompanying Notes to Financial Statements

Voya High Yield Bond Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2018 (unaudited) (continued)

1,100,000	(1)	Eagle Intermediate Global Holding BV/Ruyi US Finance LLC, 7.500%, 05/01/2025	1,080,750	0.2
2,095,000	(1)	EMI Music Publishing Group North America Holdings, Inc., 7.625%, 06/15/2024	2,259,981	0.5
520,000		GLP Capital L.P. / GLP Financing II, Inc., 4.375%, 04/15/2021	525,850	0.1
1,800,000	(1)	Golden Nugget, Inc., 6.750%, 10/15/2024	1,830,384	0.4
1,840,000		H&E Equipment Services, Inc., 5.625%, 09/01/2025	1,840,000	0.4
900,000	(1)	International Game Technology PLC, 6.250%, 02/15/2022	936,000	0.2
865,000	(1)	International Game Technology PLC, 6.500%, 02/15/2025	901,762	0.2
1,290,000	(1)	JB Poindexter & Co., Inc., 7.125%, 04/15/2026	1,344,825	0.3
815,000	(1)	KFC Holding Co/Pizza Hut Holdings LLC/Taco Bell of America LLC, 5.000%, 06/01/2024	810,420	0.2
815,000	(1)	KFC Holding Co/Pizza Hut Holdings LLC/Taco Bell of America LLC, 5.250%, 06/01/2026	815,611	0.2
2,145,000		L Brands, Inc., 6.750%, 07/01/2036	1,780,350	0.4
1,300,000		Lennar Corp., 5.250%, 06/01/2026	1,295,125	0.3
600,000		Lennar Corp., 8.375%, 01/15/2021	656,220	0.1
600,000		Lennar Corp., 5.375%, 10/01/2022	618,000	0.1
1,960,000	(1)	Live Nation Entertainment, Inc., 5.375%, 06/15/2022	1,989,400	0.4
1,030,000		M/I Homes, Inc., 5.625%, 08/01/2025	973,350	0.2
715,000		M/I Homes, Inc., 6.750%, 01/15/2021	731,945	0.2
1,750,000	(2)	Men's Wearhouse, Inc./The, 7.000%, 07/01/2022	1,806,875	0.4
900,000		Meritage Homes Corp., 5.125%, 06/06/2027	832,500	0.2
1,081,000		Meritage Homes Corp., 7.000%, 04/01/2022	1,166,129	0.3
1,810,000		MGM Resorts International, 5.750%, 06/15/2025	1,822,670	0.4
1,250,000		MGM Resorts International, 6.000%, 03/15/2023	1,296,875	0.3
1,000,000		MGM Resorts International, 7.750%, 03/15/2022	1,098,780	0.2
1,800,000	(1)	Navistar International Corp., 6.625%, 11/01/2025	1,881,000	0.4
980,000	(1)	Neiman Marcus Group Ltd., Inc., 8.000%, 10/15/2021	648,637	0.1
1,920,197	(1),(4)	Neiman Marcus Group Ltd., Inc., 8.750% (PIK Rate 9.500%, Cash Rate 8.750%), 10/15/2021	1,275,731	0.3
1,295,000	(1)	Penn National Gaming, Inc., 5.625%, 01/15/2027	1,252,524	0.3
2,980,000	(1)	PetSmart, Inc., 7.125%, 03/15/2023	2,156,775	0.5
1,440,000	(1)	Scientific Games International, Inc., 5.000%, 10/15/2025	1,371,600	0.3
905,000		Scientific Games International, Inc., 6.625%, 05/15/2021	905,000	0.2
1,260,000		Scientific Games International, Inc., 10.000%, 12/01/2022	1,339,783	0.3
2,010,000	(1)	Silversea Cruise Finance Ltd., 7.250%, 02/01/2025	2,196,629	0.5
1,585,000	(1)	Six Flags Entertainment Corp., 5.500%, 04/15/2027	1,573,113	0.3
1,355,000	(1)	Station Casinos LLC, 5.000%, 10/01/2025	1,301,207	0.3
2,115,000	(1)	Viking Cruises Ltd., 5.875%, 09/15/2027	2,069,105	0.5
745,000	(1)	WMG Acquisition Corp., 5.000%, 08/01/2023	746,863	0.2
657,000	(1)	WMG Acquisition Corp., 5.625%, 04/15/2022	668,498	0.1
1,620,000	(1)	Wolverine World Wide, Inc., 5.000%, 09/01/2026	1,593,675	0.3
			72,130,696	15.9

		Consumer, Non-cyclical: 16.0%
510,000		Acadia Healthcare Co., Inc., 5.125%, 07/01/2022	511,275	0.1
1,000,000		Acadia Healthcare Co., Inc., 5.625%, 02/15/2023	1,010,000	0.2
110,000		Acadia Healthcare Co., Inc., 6.500%, 03/01/2024	114,262	0.0
1,565,000		Albertsons Cos LLC / Safeway, Inc. / New Albertsons L.P. / Albertson's LLC, 6.625%, 06/15/2024	1,512,181	0.3
1,750,000	(1),(2)	Aptim Corp., 7.750%, 06/15/2025	1,513,505	0.3
1,245,000	(1)	Cardtronics, Inc. / Cardtronics USA, Inc., 5.500%, 05/01/2025	1,195,200	0.3
515,000		Centene Corp., 4.750%, 01/15/2025	515,000	0.1
935,000		Centene Corp., 5.625%, 02/15/2021	954,869	0.2
1,180,000		Centene Corp., 6.125%, 02/15/2024	1,244,900	0.3

See Accompanying Notes to Financial Statements

Voya High Yield Bond Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2018 (unaudited) (continued)

255,000		Central Garden & Pet Co., 5.125%, 02/01/2028	242,887	0.1
1,385,000		Central Garden & Pet Co., 6.125%, 11/15/2023	1,435,206	0.3
1,430,000		CHS/Community Health Systems, Inc., 6.250%, 03/31/2023	1,363,862	0.3
1,380,000	(1)	Cott Holdings, Inc., 5.500%, 04/01/2025	1,350,675	0.3
950,000	(1),(4)	Eagle Holding CO II LLC, 7.625% (PIK Rate 8.375%, Cash Rate 7.625%), 05/15/2022	964,250	0.2
450,000	(1),(2)	Endo Dac / Endo Finance LLC / Endo Finco, Inc., 5.875%, 10/15/2024	455,625	0.1
690,000	(1)	Endo Finance LLC / Endo Finco, Inc., 5.375%, 01/15/2023	610,650	0.1
840,000	(1)	Envision Healthcare Corp., 5.125%, 07/01/2022	864,780	0.2
1,805,000		Envision Healthcare Corp., 5.625%, 07/15/2022	1,856,803	0.4
1,660,000	(1)	Graham Holdings Co., 5.750%, 06/01/2026	1,703,575	0.4
2,395,000		HCA Healthcare, Inc., 6.250%, 02/15/2021	2,502,775	0.6
3,315,000		HCA, Inc., 5.375%, 02/01/2025	3,389,587	0.7
1,000,000		HCA, Inc., 5.500%, 06/15/2047	1,016,250	0.2
1,400,000		HCA, Inc., 7.500%, 02/15/2022	1,536,500	0.3
575,000	(1)	Hertz Corp./The, 7.625%, 06/01/2022	569,250	0.1
1,235,000	(1),(2)	Hertz Corp., 5.500%, 10/15/2024	1,031,225	0.2
775,000	(2)	Hertz Corp., 7.375%, 01/15/2021	775,969	0.2
1,655,000	(1)	Hill-Rom Holdings, Inc., 5.750%, 09/01/2023	1,704,650	0.4
1,570,000	(1)	Jaguar Holding Co. II / Pharmaceutical Product Development LLC, 6.375%, 08/01/2023	1,585,700	0.4
950,000	(1)	JBS USA LLC/JBS USA Finance, Inc., 7.250%, 06/01/2021	969,000	0.2
575,000	(1)	JBS USA LUX SA / JBS USA Finance, Inc., 5.875%, 07/15/2024	568,531	0.1
1,335,000	(1)	JBS USA LUX SA / JBS USA Finance, Inc., 6.750%, 02/15/2028	1,328,325	0.3
1,440,000		Molina Healthcare, Inc., 5.375%, 11/15/2022	1,470,600	0.3
2,275,000	(1)	MPH Acquisition Holdings LLC, 7.125%, 06/01/2024	2,370,550	0.5
1,125,000	(1)	Pilgrim's Pride Corp., 5.750%, 03/15/2025	1,088,438	0.2
1,200,000	(1)	Pilgrim's Pride Corp., 5.875%, 09/30/2027	1,140,000	0.3
1,465,000		Pinnacle Foods Finance LLC / Pinnacle Foods Finance Corp., 5.875%, 01/15/2024	1,545,575	0.3
580,000	(1),(4)	Polaris Intermediate Corp., 8.500% (PIK Rate 8.500%, Cash Rate 0.000%), 12/01/2022	601,454	0.1
1,975,000	(1)	Post Holdings, Inc., 5.625%, 01/15/2028	1,905,875	0.4
900,000	(1)	Post Holdings, Inc., 8.000%, 07/15/2025	993,375	0.2
1,960,000		Revlon Consumer Products Corp., 6.250%, 08/01/2024	1,200,500	0.3
1,355,000		Spectrum Brands, Inc., 5.750%, 07/15/2025	1,375,325	0.3
1,220,000	(1)	Sotera Health Holdings LLC, 6.500%, 05/15/2023	1,259,650	0.3
805,000	(1),(4)	Sotera Health Topco, Inc., 8.125% (PIK Rate 8.875%, Cash Rate 8.125%), 11/01/2021	815,063	0.2
1,455,000		Teleflex, Inc., 5.250%, 06/15/2024	1,503,815	0.3
795,000		Tenet Healthcare Corp., 5.125%, 05/01/2025	785,063	0.2
900,000		Tenet Healthcare Corp., 6.750%, 02/01/2020	933,615	0.2
2,060,000	(2)	Tenet Healthcare Corp., 6.750%, 06/15/2023	2,060,000	0.5
650,000		Tenet Healthcare Corp., 8.125%, 04/01/2022	687,408	0.2
1,550,000		Teva Pharmaceutical Finance Netherlands III BV, 6.000%, 04/15/2024	1,575,399	0.3
600,000		United Rentals North America, Inc., 4.625%, 10/15/2025	583,500	0.1
745,000		United Rentals North America, Inc., 4.875%, 01/15/2028	700,300	0.2
800,000		United Rentals North America, Inc., 5.500%, 07/15/2025	819,000	0.2
350,000		United Rentals North America, Inc., 5.500%, 05/15/2027	346,938	0.1
2,490,000	(1)	Bausch Health Cos, Inc./US, 8.500%, 01/31/2027	2,620,725	0.6
1,750,000	(1)	Bausch Health Cos, Inc., 5.500%, 03/01/2023	1,690,063	0.4
450,000	(1)	Bausch Health Cos, Inc., 5.500%, 11/01/2025	450,900	0.1
780,000	(1)	Bausch Health Cos, Inc., 6.125%, 04/15/2025	743,769	0.2
1,135,000	(1)	Bausch Health Cos, Inc., 7.000%, 03/15/2024	1,201,965	0.3

See Accompanying Notes to Financial Statements

Voya High Yield Bond Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2018 (unaudited) (continued)

1,775,000	(1)	Vizient, Inc., 10.375%, 03/01/2024	1,950,281	0.4
1,835,000	(1)	West Street Merger Sub, Inc., 6.375%, 09/01/2025	1,747,838	0.4
			72,564,251	16.0

		Energy: 16.0%
1,600,000		Antero Resources Corp., 5.125%, 12/01/2022	1,624,000	0.4
700,000		Antero Resources Corp., 5.000%, 03/01/2025	707,875	0.2
1,620,000	(1)	Calfrac Holdings L.P., 8.500%, 06/15/2026	1,518,750	0.3
2,950,000	(1),(2)	California Resources Corp., 8.000%, 12/15/2022	2,820,937	0.6
1,250,000		Calumet Specialty Products Partners L.P. / Calumet Finance Corp., 7.750%, 04/15/2023	1,256,250	0.3
1,690,000	(1)	Centennial Resource Production LLC, 5.375%, 01/15/2026	1,685,775	0.4
1,680,000		Cheniere Corpus Christi Holdings LLC, 5.125%, 06/30/2027	1,690,500	0.4
935,000		Cheniere Corpus Christi Holdings LLC, 5.875%, 03/31/2025	984,087	0.2
700,000		Chesapeake Energy Corp., 6.625%, 08/15/2020	735,000	0.2
2,295,000	(2)	Chesapeake Energy Corp., 8.000%, 01/15/2025	2,374,177	0.5
1,505,000	(1)	Covey Park Energy LLC / Covey Park Finance Corp., 7.500%, 05/15/2025	1,533,219	0.3
780,000		Crestwood Midstream Partners L.P. / Crestwood Midstream Finance Corp., 5.750%, 04/01/2025	799,500	0.2
700,000		Crestwood Midstream Partners L.P. / Crestwood Midstream Finance Corp., 6.250%, 04/01/2023	725,375	0.2
1,595,000		Delek Logistics Partners L.P. / Delek Logistics Finance Corp., 6.750%, 05/15/2025	1,614,937	0.4
1,200,000		Diamond Offshore Drilling, Inc., 4.875%, 11/01/2043	885,000	0.2
1,160,000		Diamondback Energy, Inc., 4.750%, 11/01/2024	1,164,350	0.3
415,000		Diamondback Energy, Inc., 5.375%, 05/31/2025	425,894	0.1
1,520,000		Eclipse Resources Corp., 8.875%, 07/15/2023	1,554,200	0.3
840,000	(1)	Endeavor Energy Resources L.P. / EER Finance, Inc., 5.500%, 01/30/2026	844,200	0.2
835,000	(1)	Endeavor Energy Resources L.P. / EER Finance, Inc., 5.750%, 01/30/2028	838,131	0.2
1,170,000		EnLink Midstream Partners L.P., 4.150%, 06/01/2025	1,110,613	0.2
1,750,000	(2)	Ensco PLC, 5.200%, 03/15/2025	1,529,062	0.3
800,000		Ensco PLC, 5.750%, 10/01/2044	601,000	0.1
1,470,000		Enviva Partners L.P. / Enviva Partners Finance Corp., 8.500%, 11/01/2021	1,525,889	0.3
1,650,000		Gulfport Energy Corp., 6.000%, 10/15/2024	1,617,000	0.4
420,000		Gulfport Energy Corp., 6.375%, 01/15/2026	409,500	0.1
1,045,000	(1)	Hess Infrastructure Partners L.P. / Hess Infrastructure Partners Finance Corp., 5.625%, 02/15/2026	1,060,675	0.2
1,545,000	(1)	Indigo Natural Resources LLC, 6.875%, 02/15/2026	1,502,512	0.3
1,290,000	(1)	Jagged Peak Energy LLC, 5.875%, 05/01/2026	1,286,775	0.3
2,525,000	(1),(2)	Jonah Energy LLC / Jonah Energy Finance Corp., 7.250%, 10/15/2025	1,944,250	0.4
1,850,000	(1)	Lonestar Resources America, Inc., 11.250%, 01/01/2023	2,039,625	0.5
1,510,000	(1)	Magnolia Oil & Gas Operating LLC / Magnolia Oil & Gas Finance Corp., 6.000%, 08/01/2026	1,510,000	0.3
1,655,000	(1)	Moss Creek Resources Holdings, Inc., 7.500%, 01/15/2026	1,661,206	0.4
1,285,000		Murphy Oil Corp., 4.450%, 12/01/2022	1,278,285	0.3
1,000,000		Murphy Oil Corp., 5.750%, 08/15/2025	1,018,403	0.2
130,000		Murphy Oil USA, Inc., 5.625%, 05/01/2027	129,513	0.0
1,910,000		Murphy Oil USA, Inc., 6.000%, 08/15/2023	1,972,075	0.4
1,470,000	(1)	Murray Energy Corp., 11.250%, 04/15/2021	1,054,725	0.2
1,800,000		Newfield Exploration Co., 5.625%, 07/01/2024	1,905,750	0.4
220,000	(1)	NGPL PipeCo LLC, 4.375%, 08/15/2022	222,750	0.1

See Accompanying Notes to Financial Statements

Voya High Yield Bond Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2018 (unaudited) (continued)

1,000,000	(1)	NGPL PipeCo LLC, 4.875%, 08/15/2027	998,750	0.2
830,000	(1)	Noble Holding International Ltd., 7.875%, 02/01/2026	864,238	0.2
1,270,000		PBF Logistics L.P. / PBF Logistics Finance Corp., 6.875%, 05/15/2023	1,303,338	0.3
1,950,000	(1)	Rockies Express Pipeline LLC, 5.625%, 04/15/2020	2,013,375	0.4
1,305,000		Sanchez Energy Corp., 6.125%, 01/15/2023	756,900	0.2
990,000	(1),(2)	Sanchez Energy Corp., 7.250%, 02/15/2023	978,863	0.2
300,000	(2)	Sanchez Energy Corp., 7.750%, 06/15/2021	211,500	0.1
1,600,000		SRC Energy, Inc., 6.250%, 12/01/2025	1,512,000	0.3
840,000	(1)	Sunoco L.P. / Sunoco Finance Corp., 4.875%, 01/15/2023	833,700	0.2
85,000	(1)	Sunoco L.P. / Sunoco Finance Corp., 5.500%, 02/15/2026	82,323	0.0
85,000	(1)	Sunoco L.P. / Sunoco Finance Corp., 5.875%, 03/15/2028	81,813	0.0
1,600,000	(1)	Tallgrass Energy Partners L.P. / Tallgrass Energy Finance Corp., 5.500%, 01/15/2028	1,618,000	0.4
2,550,000		Transocean, Inc., 6.800%, 03/15/2038	2,218,500	0.5
2,367,000		Unit Corp., 6.625%, 05/15/2021	2,378,835	0.5
1,655,000	(1)	Vermilion Energy, Inc., 5.625%, 03/15/2025	1,652,931	0.4
1,445,000		WildHorse Resource Development Corp., 6.875%, 02/01/2025	1,499,188	0.3
2,353,000		WPX Energy, Inc., 6.000%, 01/15/2022	2,450,061	0.5
			72,616,080	16.0

		Financial: 5.4%
2,125,000		Ally Financial, Inc., 5.750%, 11/20/2025	2,202,031	0.5
1,500,000		Ally Financial, Inc., 7.500%, 09/15/2020	1,608,000	0.4
1,060,000		CIT Group, Inc., 5.000%, 08/15/2022	1,085,970	0.2
205,000		CIT Group, Inc., 5.250%, 03/07/2025	209,612	0.0
415,000		CIT Group, Inc., 6.125%, 03/09/2028	434,713	0.1
1,825,000	(1)	ESH Hospitality, Inc., 5.250%, 05/01/2025	1,774,813	0.4
1,445,000	(1)	HUB International Ltd., 7.000%, 05/01/2026	1,450,505	0.3
1,695,000	(1)	Lions Gate Capital Holdings LLC, 5.875%, 11/01/2024	1,745,850	0.4
1,715,000		MGM Growth Properties Operating Partnership L.P. / MGP Finance Co-Issuer, Inc., 5.625%, 05/01/2024	1,764,306	0.4
820,000		MPT Operating Partnership L.P. / MPT Finance Corp., 5.000%, 10/15/2027	794,965	0.2
200,000		MPT Operating Partnership L.P. / MPT Finance Corp., 5.250%, 08/01/2026	200,000	0.0
250,000		MPT Operating Partnership L.P. / MPT Finance Corp., 5.500%, 05/01/2024	253,625	0.1
1,000,000		MPT Operating Partnership L.P. / MPT Finance Corp., 6.375%, 03/01/2024	1,055,000	0.2
840,000		Navient Corp., 5.875%, 10/25/2024	824,233	0.2
2,000,000		Navient Corp., 7.250%, 09/25/2023	2,130,000	0.5
1,405,000	(1)	Quicken Loans, Inc., 5.250%, 01/15/2028	1,310,163	0.3
2,040,000	(1),(2)	Realogy Group LLC / Realogy Co-Issuer Corp., 5.250%, 12/01/2021	2,052,750	0.4
410,000		Springleaf Finance Corp., 6.125%, 05/15/2022	423,633	0.1
1,400,000		Springleaf Finance Corp., 7.125%, 03/15/2026	1,400,000	0.3
1,850,000	(1)	Tempo Acquisition LLC / Tempo Acquisition Finance Corp., 6.750%, 06/01/2025	1,803,750	0.4
			24,523,919	5.4

		Industrial: 9.5%
1,975,000	(1)	Advanced Disposal Services, Inc., 5.625%, 11/15/2024	2,001,643	0.4
1,745,000		AECOM, 5.875%, 10/15/2024	1,856,924	0.4
1,775,000	(4)	ARD Finance SA, 7.125% (PIK Rate 7.875%, Cash Rate 0.000%), 09/15/2023	1,801,625	0.4
313,708	(1),(4)	ARD Securities Finance SARL, 8.750% (PIK Rate 8.750%, Cash Rate 8.750%), 01/31/2023	315,277	0.1
1,000,000	(1)	Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc., 7.250%, 05/15/2024	1,050,000	0.2
1,580,000	(1)	ATS Automation Tooling Systems, Inc., 6.500%, 06/15/2023	1,639,250	0.4
1,649,000	(1)	BMC East LLC, 5.500%, 10/01/2024	1,597,469	0.4
750,000	(1)	Bombardier, Inc., 6.000%, 10/15/2022	755,625	0.2

See Accompanying Notes to Financial Statements

Voya High Yield Bond Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2018 (unaudited) (continued)

780,000	(1)	Bombardier, Inc., 7.500%, 12/01/2024	824,850	0.2
2,185,000	(1)	Bombardier, Inc., 8.750%, 12/01/2021	2,427,207	0.5
2,555,000	(1)	BWAY Holding Co., 7.250%, 04/15/2025	2,497,257	0.6
1,280,000	(1)	FXI Holdings, Inc., 7.875%, 11/01/2024	1,224,000	0.3
1,725,000	(1)	Itron, Inc., 5.000%, 01/15/2026	1,660,312	0.4
1,675,000	(1)	James Hardie International Finance DAC, 4.750%, 01/15/2025	1,627,179	0.4
1,255,000	(1)	Koppers, Inc., 6.000%, 02/15/2025	1,258,137	0.3
1,099,000	(1)	Masonite International Corp., 5.625%, 03/15/2023	1,127,849	0.2
390,000	(1)	Masonite International Corp., 5.750%, 09/15/2026	391,950	0.1
210,000	(1)	Multi-Color Corp., 4.875%, 11/01/2025	196,875	0.0
1,825,000	(1)	Multi-Color Corp., 6.125%, 12/01/2022	1,875,187	0.4
1,450,000	(1)	Novelis Corp., 5.875%, 09/30/2026	1,419,187	0.3
600,000	(1)	Novelis Corp., 6.250%, 08/15/2024	613,500	0.1
525,000	(1)	Owens-Brockway Glass Container, Inc., 5.875%, 08/15/2023	542,062	0.1
1,425,000	(1)	Owens-Brockway Glass Container, Inc., 6.375%, 08/15/2025	1,471,312	0.3
1,365,000	(1)	PGT Escrow Issuer, Inc., 6.750%, 08/01/2026	1,419,600	0.3
1,030,000	(1)	Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 5.125%, 07/15/2023	1,025,623	0.2
135,000	(1)	Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 7.000%, 07/15/2024	137,616	0.0
1,415,000	(1)	Standard Industries, Inc./NJ, 6.000%, 10/15/2025	1,452,144	0.3
1,365,000	(1)	Stevens Holding Co., Inc., 6.125%, 10/01/2026	1,390,594	0.3
440,000		Summit Materials LLC / Summit Materials Finance Corp., 6.125%, 07/15/2023	448,439	0.1
1,375,000		Summit Materials LLC / Summit Materials Finance Corp., 8.500%, 04/15/2022	1,466,094	0.3
1,200,000		TransDigm, Inc., 6.375%, 06/15/2026	1,215,000	0.3
820,000		TransDigm, Inc., 6.500%, 05/15/2025	837,425	0.2
1,720,000	(1)	Wrangler Buyer Corp., 6.000%, 10/01/2025	1,676,295	0.4
1,620,000	(1)	Zekelman Industries, Inc., 9.875%, 06/15/2023	1,763,775	0.4
			43,007,282	9.5

		Technology: 5.3%
1,575,000	(1)	Ascend Learning LLC, 6.875%, 08/01/2025	1,594,687	0.4
605,000		CDW LLC / CDW Finance Corp., 5.000%, 09/01/2025	605,000	0.1
1,500,000		CDW LLC / CDW Finance Corp., 5.500%, 12/01/2024	1,560,000	0.4
1,975,000	(1)	Change Healthcare Holdings LLC / Change Healthcare Finance, Inc., 5.750%, 03/01/2025	1,967,594	0.4
540,000	(1)	Dell International LLC / EMC Corp., 5.875%, 06/15/2021	557,550	0.1
540,000	(1)	Dell International LLC / EMC Corp., 7.125%, 06/15/2024	580,114	0.1
1,445,000		Donnelley Financial Solutions, Inc., 8.250%, 10/15/2024	1,528,991	0.3
1,500,000	(1)	First Data Corp., 5.750%, 01/15/2024	1,524,750	0.3
2,575,000	(1)	First Data Corp., 7.000%, 12/01/2023	2,687,656	0.6
1,890,000	(1),(4)	Infor Software Parent LLC / Infor Software Parent, Inc., 7.125% (PIK Rate 7.875%, Cash Rate 7.125%), 05/01/2021	1,919,767	0.4
975,000		NCR Corp., 5.000%, 07/15/2022	971,953	0.2
800,000		NCR Corp., 6.375%, 12/15/2023	817,000	0.2
1,120,000	(1)	Open Text Corp., 5.625%, 01/15/2023	1,142,400	0.3
525,000	(1)	Open Text Corp., 5.875%, 06/01/2026	543,050	0.1
1,950,000	(1)	Qorvo, Inc., 5.500%, 07/15/2026	1,984,379	0.5
440,000		Qorvo, Inc., 7.000%, 12/01/2025	477,950	0.1
1,425,000	(1)	RP Crown Parent LLC, 7.375%, 10/15/2024	1,482,000	0.3
1,805,000	(1)	Veritas US, Inc. / Veritas Bermuda Ltd.., 10.500%, 02/01/2024	1,660,600	0.4
200,000	(1)	Veritas US, Inc. / Veritas Bermuda Ltd., 7.500%, 02/01/2023	194,800	0.1
			23,800,241	5.3

		Utilities: 1.9%
735,000	(1)	Calpine Corp., 5.250%, 06/01/2026	683,550	0.1
725,000		Calpine Corp., 5.375%, 01/15/2023	684,219	0.2

See Accompanying Notes to Financial Statements

Voya High Yield Bond Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2018 (unaudited) (continued)

1,725,000		Calpine Corp., 5.750%, 01/15/2025	1,533,094	0.3
720,000	(1)	Drax Finco PLC, 6.625%, 11/01/2025	730,800	0.2
1,500,000	(1)	LBC Tank Terminals Holding Netherlands BV, 6.875%, 05/15/2023	1,496,250	0.3
540,000	(1)	NRG Energy, Inc., 5.750%, 01/15/2028	546,750	0.1
240,000		NRG Energy, Inc., 6.250%, 07/15/2022	248,208	0.1
1,700,000		NRG Energy, Inc., 6.625%, 01/15/2027	1,792,650	0.4
975,000	(1)	Vistra Operations Co. LLC, 5.500%, 09/01/2026	987,187	0.2
			8,702,708	1.9

		Total Corporate Bonds/Notes
		(Cost $431,745,803)	432,854,029	95.5

OTHER(5): –%
		Basic Materials: –%
2,000,000	(6),(7),(8)	Momentive Performance Materials, Inc. (Escrow), 8.875%, 10/15/2020	–	–

		Total Other
		(Cost $–)	–	–

BANK LOANS: 0.2%
		Health Care: 0.2%
999,375		Valeant Pharmaceuticals International, Inc. 2018 Term Loan B, 5.104%, (US0001M + 3.000%), 06/01/2025	1,005,621	0.2

		Total Bank Loans
		(Cost $994,378)	1,005,621	0.2

Shares			Value	Percentage of Net Assets
COMMON STOCK: 0.2%
			Consumer Staples: 0.2%
27,789	(9)	Southeastern Grocers, Inc.	1,042,088	0.2

	Total Common Stock
	(Cost $848,084)		1,042,088	0.2

	Total Long-Term Investments
		(Cost $433,588,265)	434,901,738	95.9

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 7.7%
	Commercial Paper: 2.1%
2,150,000	Enterprise Products Operating LLC, 2.960%, 10/10/2018	2,148,258	0.5
5,000,000	Kroger Co., 6.950%, 10/01/2018	4,999,048	1.1
2,000,000	Marriott International, Inc., 2.630%, 11/08/2018	1,994,394	0.5
		9,141,700	2.1

	Securities Lending Collateral(10): 4.9%
5,292,499	Cantor Fitzgerald Securities, Repurchase Agreement dated 09/28/18, 2.27%, due 10/01/18 (Repurchase Amount $5,293,486, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-9.000%, Market Value plus accrued interest $5,398,349, due 10/25/18-08/20/68)	5,292,499	1.2
5,292,499	Daiwa Capital Markets, Repurchase Agreement dated 09/28/18, 2.27%, due 10/01/18 (Repurchase Amount $5,293,486, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-8.875%, Market Value plus accrued interest $5,398,349, due 10/25/18-09/09/49)	5,292,499	1.1
1,112,850	Merrill Lynch & Co., Inc., Repurchase Agreement dated 09/28/18, 2.25%, due 10/01/18 (Repurchase Amount $1,113,056, collateralized by various U.S. Government Securities, 0.000%-1.625%, Market Value plus accrued interest $1,135,107, due 05/23/19-09/09/49)	1,112,850	0.2
5,292,499	Nomura Securities, Repurchase Agreement dated 09/28/18, 2.27%, due 10/01/18 (Repurchase Amount $5,293,486, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-9.500%, Market Value plus accrued interest $5,398,349, due 09/30/18-08/20/68)	5,292,499	1.2

See Accompanying Notes to Financial Statements

Voya High Yield Bond Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2018 (unaudited) (continued)

5,292,499	RBC Dominion Securities Inc., Repurchase Agreement dated 09/28/18, 2.26%, due 10/01/18 (Repurchase Amount $5,293,482, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-7.000%, Market Value plus accrued interest $5,398,349, due 10/04/18-09/09/49)	5,292,499	1.2
		22,282,846	4.9

Shares			Value	Percentage of Net Assets
		Mutual Funds: 0.7%
3,213,000	(11)	Goldman Sachs Financial Square Government Fund - Institutional Shares, 1.980%
		(Cost $3,213,000)	3,213,000	0.7

	Total Short-Term Investments
	(Cost $34,639,372)		34,637,546	7.7

	Total Investments in Securities (Cost $468,227,637)		$469,539,284	103.6
	Liabilities in Excess of Other Assets		(16,132,975)	(3.6)
	Net Assets		$453,406,309	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
(1)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(2)	Security, or a portion of the security, is on loan.
(3)	Variable rate security. Rate shown is the rate in effect as of September 30, 2018.
(4)	All or a portion of this security is payment-in-kind ("PIK") which may pay interest or additional principal at the issuer's discretion. Rates shown are the current rate and possible payment rates.
(5)	Represents an escrow position for future entitlements, if any, on the defaulted bond. The escrow position was received in exchange for the defaulted bond as part of the bankruptcy reorganization of the bond issuer.
(6)	For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.
(7)	Defaulted security
(8)	Restricted security as to resale, excluding Rule 144A securities. As of September 30, 2018, the Fund held restricted securities with a fair value of $– or 0.0% of net assets. Please refer to the table below for additional details.
(9)	Non-income producing security.
(10)	Represents securities purchased with cash collateral received for securities on loan.
(11)	Rate shown is the 7-day yield as of September 30, 2018.

Reference Rate Abbreviations:
US0001M	1-month LIBOR

See Accompanying Notes to Financial Statements

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2018 (unaudited)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 33.3%
		Basic Materials: 0.8%
3,782,000	(1)	Air Liquide Finance SA, 2.250%, 09/27/2023	3,542,350	0.1
2,746,000	(1)	Anglo American Capital PLC, 4.875%, 05/14/2025	2,753,598	0.1
1,945,000		ArcelorMittal, 7.000%, 10/15/2039	2,266,719	0.0
2,250,000	(1)	Braskem Netherlands Finance BV, 4.500%, 01/10/2028	2,144,250	0.0
4,095,000		Chemours Co/The, 5.375%, 05/15/2027	3,961,912	0.1
5,485,000		CNAC HK Finbridge Co. Ltd, 5.125%, 03/14/2028	5,525,753	0.1
2,250,000		Corp Nacional del Cobre de Chile, 4.500%, 09/16/2025	2,300,254	0.0
3,203,000		Dow Chemical Co/The, 4.625%, 10/01/2044	3,140,899	0.1
361,000		Eastman Chemical Co., 2.700%, 01/15/2020	359,201	0.0
4,900,000		Freeport-McMoRan, Inc., 5.450%, 03/15/2043	4,471,250	0.1
1,897,000	(1)	Georgia-Pacific LLC, 2.539%, 11/15/2019	1,882,728	0.0
1,960,000	(1)	Georgia-Pacific LLC, 3.163%, 11/15/2021	1,934,024	0.0
1,360,000	(1)	Georgia-Pacific LLC, 3.734%, 07/15/2023	1,367,240	0.0
6,165,000	(1)	Georgia-Pacific LLC, 5.400%, 11/01/2020	6,416,036	0.1
1,242,000		Goldcorp, Inc., 3.700%, 03/15/2023	1,225,521	0.0
1,996,000		International Flavors & Fragrances, Inc., 3.400%, 09/25/2020	1,999,145	0.0
4,085,000		Teck Resources Ltd., 6.000%, 08/15/2040	4,187,125	0.1
			49,478,005	0.8

		Communications: 3.2%
2,075,000		21st Century Fox America, Inc., 3.000%, 09/15/2022	2,045,229	0.0
5,230,000		21st Century Fox America, Inc., 4.750%, 11/15/2046	5,611,810	0.1
2,455,000	(2)	Alibaba Group Holding Ltd., 3.600%, 11/28/2024	2,414,328	0.0
10,180,000		Alibaba Group Holding Ltd, 3.400%, 12/06/2027	9,495,300	0.2
4,173,000		Amazon.com, Inc., 4.050%, 08/22/2047	4,093,610	0.1
4,405,000		AMC Networks, Inc., 4.750%, 08/01/2025	4,237,918	0.1
592,000		AT&T, Inc., 4.125%, 02/17/2026	585,594	0.0
5,376,000	(1)	AT&T, Inc., 4.300%, 02/15/2030	5,177,910	0.1
2,657,000		AT&T, Inc., 4.550%, 03/09/2049	2,334,402	0.0
1,622,000		AT&T, Inc., 5.150%, 03/15/2042	1,568,677	0.0
3,275,000	(1)	AT&T, Inc., 5.150%, 11/15/2046	3,137,535	0.1

8,046,000	(1)	AT&T, Inc., 5.150%, 02/15/2050	7,631,563	0.1
7,769,000		AT&T, Inc., 5.450%, 03/01/2047	7,790,501	0.1
145,000	(1)	CBS Corp., 3.700%, 06/01/2028	136,256	0.0
1,813,000		CBS Corp., 4.600%, 01/15/2045	1,716,509	0.0
2,090,000		CBS Corp., 5.500%, 05/15/2033	2,197,646	0.0
3,995,000	(1)	CCO Holdings LLC / CCO Holdings Capital Corp., 5.125%, 05/01/2027	3,797,687	0.1
545,000		CCO Holdings LLC / CCO Holdings Capital Corp., 5.750%, 09/01/2023	555,213	0.0
10,150,000		Charter Communications Operating LLC / Charter Communications Operating Capital, 3.579%, 07/23/2020	10,160,298	0.2
7,400,000		Charter Communications Operating LLC / Charter Communications Operating Capital, 4.464%, 07/23/2022	7,528,881	0.1
5,882,000		Charter Communications Operating LLC / Charter Communications Operating Capital, 4.908%, 07/23/2025	5,978,275	0.1
6,080,000		Comcast Corp., 4.000%, 03/01/2048	5,488,042	0.1
4,355,000	(1)	CommScope Technologies LLC, 5.000%, 03/15/2027	4,202,575	0.1
4,370,000		CSC Holdings LLC, 5.250%, 06/01/2024	4,282,600	0.1
5,480,000		Discovery Communications LLC, 2.950%, 03/20/2023	5,254,636	0.1
4,750,000		Discovery Communications LLC, 5.200%, 09/20/2047	4,671,032	0.1
4,770,000		DISH DBS Corp., 5.875%, 11/15/2024	4,304,925	0.1
1,980,000		Interpublic Group of Cos, Inc./The, 3.500%, 10/01/2020	1,981,044	0.0
2,770,000		Interpublic Group of Cos, Inc./The, 3.750%, 10/01/2021	2,777,332	0.0
770,000		Level 3 Financing, Inc., 5.250%, 03/15/2026	759,451	0.0
3,140,000		Level 3 Parent LLC, 5.750%, 12/01/2022	3,183,803	0.1
9,365,000	(1)	NBCUniversal Enterprise, Inc., 5.250%, 12/31/2199	9,519,468	0.2
5,920,000		NBCUniversal Media LLC, 5.150%, 04/30/2020	6,103,028	0.1
1,335,000	(1),(2)	Sinclair Television Group, Inc., 5.125%, 02/15/2027	1,234,875	0.0
3,000,000	(1),(2)	Sinclair Television Group, Inc., 5.625%, 08/01/2024	2,965,950	0.0
3,610,000	(1)	Sirius XM Radio, Inc., 5.000%, 08/01/2027	3,491,628	0.1
5,175,000		Telecom Italia Capital SA, 7.721%, 06/04/2038	5,511,375	0.1

See Accompanying Notes to Financial Statements

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2018 (unaudited) (continued)

3,300,000		Telefonica Emisiones SAU, 4.665%, 03/06/2038	3,106,080	0.0
3,550,000		Telefonica Emisiones SAU, 4.895%, 03/06/2048	3,313,791	0.1
3,420,000	(1)	Tencent Holdings Ltd., 2.985%, 01/19/2023	3,313,822	0.1
2,350,000		Time Warner Cable LLC, 5.500%, 09/01/2041	2,267,391	0.0
2,829,000		Time Warner Cable LLC, 5.875%, 11/15/2040	2,860,804	0.0
4,500,000		T-Mobile USA, Inc., 4.750%, 02/01/2028	4,241,250	0.1
1,902,000		Verizon Communications, Inc., 4.150%, 03/15/2024	1,939,534	0.0
11,642,000		Verizon Communications, Inc., 4.812%, 03/15/2039	11,748,411	0.2
2,719,000		Verizon Communications, Inc., 4.862%, 08/21/2046	2,729,807	0.0
3,668,000		Viacom, Inc., 4.375%, 03/15/2043	3,207,609	0.1
1,950,000		Viacom, Inc., 5.850%, 09/01/2043	2,066,725	0.0
			194,722,130	3.2

		Consumer, Cyclical: 3.2%
4,285,000	(1)	1011778 BC ULC / New Red Finance, Inc., 5.000%, 10/15/2025	4,113,643	0.1
4,385,000	(2)	AMC Entertainment Holdings, Inc., 5.875%, 11/15/2026	4,209,600	0.1
1,894,218		American Airlines 2016-1 Class B Pass Through Trust, 5.250%, 07/15/2025	1,957,312	0.0
6,288,040		American Airlines 2016-2 Class AA Pass Through Trust, 3.200%, 12/15/2029	5,985,208	0.1
2,387,894		American Airlines 2017-1 Class AA Pass Through Trust, 3.650%, 08/15/2030	2,333,780	0.0
2,851,000		American Airlines 2017-2 Class AA Pass Through Trust, 3.350%, 04/15/2031	2,727,642	0.0
1,830,000		American Airlines 2017-2 Class B Pass Through Trust, 3.700%, 04/15/2027	1,767,843	0.0
4,205,000	(1)	BMW US Capital LLC, 3.400%, 08/13/2021	4,204,737	0.1
5,340,000	(1)	BMW US Capital LLC, 3.450%, 04/12/2023	5,294,296	0.1
1,428,892	(1)	British Airways 2018-1 Class A Pass Through Trust, 4.125%, 03/20/2033	1,414,932	0.0
4,400,000	(1)	Caesars Resort Collection LLC / CRC Finco, Inc., 5.250%, 10/15/2025	4,202,000	0.1
1,036,621		Continental Airlines 2012-1 Class A Pass Through Trust, 4.150%, 10/11/2025	1,046,987	0.0
4,574,519		Continental Airlines 2012-2 Class B Pass Through Trust, 5.500%, 04/29/2022	4,671,384	0.1
6,659,000	(1)	Daimler Finance North America LLC, 2.300%, 02/12/2021	6,487,204	0.1
230,000	(1)	Dana Financing Luxembourg Sarl, 5.750%, 04/15/2025	226,481	0.0

3,000,000	(1)	Dana Financing Luxembourg Sarl, 6.500%, 06/01/2026	3,064,650	0.0
1,125,000		Dana, Inc., 5.500%, 12/15/2024	1,118,250	0.0
3,184,556		Delta Air Lines 2002-1 Class G-1 Pass Through Trust, 6.718%, 07/02/2024	3,419,417	0.1
1,547,084		Delta Air Lines 2015-1 Class AA Pass Through Trust, 3.625%, 01/30/2029	1,536,008	0.0
10,010,000		Delta Air Lines, Inc., 3.800%, 04/19/2023	9,814,633	0.2
4,690,000		Delta Air Lines, Inc., 4.375%, 04/19/2028	4,536,932	0.1
3,970,000		DR Horton, Inc., 4.750%, 02/15/2023	4,069,764	0.1
756,000		Ford Motor Co., 5.291%, 12/08/2046	674,717	0.0
1,642,000		Ford Motor Credit Co. LLC, 3.664%, 09/08/2024	1,537,594	0.0
3,266,000		Ford Motor Credit Co. LLC, 4.134%, 08/04/2025	3,088,942	0.1
2,200,000	(2)	General Motors Co., 5.400%, 04/01/2048	2,057,801	0.0
2,674,000		General Motors Financial Co., Inc., 2.650%, 04/13/2020	2,647,081	0.0
1,645,000		General Motors Financial Co., Inc., 3.950%, 04/13/2024	1,603,632	0.0
3,665,000		General Motors Financial Co., Inc., 4.150%, 06/19/2023	3,657,524	0.1
1,732,000		General Motors Financial Co., Inc., 4.350%, 01/17/2027	1,656,853	0.0
4,215,000	(1)	Hilton Domestic Operating Co., Inc., 5.125%, 05/01/2026	4,209,731	0.1
4,607,000		Lennar Corp., 4.750%, 11/29/2027	4,451,514	0.1
3,926,000		Lowe's Cos, Inc., 3.700%, 04/15/2046	3,568,354	0.1
4,390,000		MGM Resorts International, 4.625%, 09/01/2026	4,114,308	0.1
5,030,000	(1)	Nissan Motor Acceptance Corp., 2.600%, 09/28/2022	4,813,939	0.1
3,795,000	(1)	Nissan Motor Acceptance Corp., 3.650%, 09/21/2021	3,806,028	0.1
1,760,000		Nordstrom, Inc., 5.000%, 01/15/2044	1,626,240	0.0
2,780,000		O'Reilly Automotive, Inc., 3.600%, 09/01/2027	2,640,747	0.0
4,240,000	(1)	Six Flags Entertainment Corp., 5.500%, 04/15/2027	4,208,200	0.1
2,330,000		Southwest Airlines Co., 3.450%, 11/16/2027	2,204,988	0.0
1,923,150		Spirit Airlines Pass Through Trust 2017-1AA, 3.375%, 08/15/2031	1,841,481	0.0
5,660,000		Toyota Motor Credit Corp., 2.950%, 04/13/2021	5,634,580	0.1

See Accompanying Notes to Financial Statements

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2018 (unaudited) (continued)

3,000,131		United Airlines 2013-1 Class B Pass Through Trust, 5.375%, 02/15/2023	3,083,836	0.0
2,557,525		United Airlines 2016-1 Class AA Pass Through Trust, 3.100%, 01/07/2030	2,436,889	0.0
1,052,894		United Airlines 2016-1 Class B Pass Through Trust, 3.650%, 07/07/2027	1,012,622	0.0
5,773,264		United Airlines 2016-2 Class AA Pass Through Trust, 2.875%, 04/07/2030	5,386,860	0.1
1,407,049		United Airlines 2016-2 Class B Pass Through Trust, 3.650%, 04/07/2027	1,350,767	0.0
1,940,000		United Airlines 2018-1 Class AA Pass Through Trust, 3.500%, 09/01/2031	1,873,895	0.0
3,793,742		US Airways 2012-2 Class B Pass Through Trust, 6.750%, 12/03/2022	4,006,285	0.1
6,984,135		US Airways 2013-1 Class B Pass Through Trust, 5.375%, 05/15/2023	7,150,921	0.1
4,730,000	(1)	Volkswagen Group of America Finance LLC, 2.400%, 05/22/2020	4,651,114	0.1
4,570,000		Walmart, Inc., 2.350%, 12/15/2022	4,419,607	0.1
4,228,000		Walmart, Inc., 3.125%, 06/23/2021	4,238,131	0.1
3,231,000		Walmart, Inc., 3.400%, 06/26/2023	3,243,886	0.1
4,180,000	(1)	Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp., 5.500%, 03/01/2025	4,049,375	0.1
4,670,000	(1)	ZF North America Capital, Inc., 4.000%, 04/29/2020	4,690,105	0.1
			189,841,250	3.2

		Consumer, Non-cyclical: 4.6%
2,232,000		Abbott Laboratories, 2.800%, 09/15/2020	2,211,400	0.0
2,180,000		Abbott Laboratories, 2.900%, 11/30/2021	2,154,444	0.0
1,800,000		Abbott Laboratories, 3.750%, 11/30/2026	1,797,452	0.0
2,189,000		Abbott Laboratories, 4.750%, 11/30/2036	2,334,222	0.0
1,560,000		Abbott Laboratories, 4.900%, 11/30/2046	1,698,543	0.0
3,414,000		AbbVie, Inc., 3.200%, 05/14/2026	3,183,089	0.0
3,198,000		AbbVie, Inc., 3.375%, 11/14/2021	3,196,380	0.1
5,589,000		AbbVie, Inc., 4.450%, 05/14/2046	5,190,938	0.1
1,849,000		Aetna, Inc., 2.800%, 06/15/2023	1,773,340	0.0
1,764,000		Aetna, Inc., 4.500%, 05/15/2042	1,699,863	0.0
1,697,000		Altria Group, Inc., 4.250%, 08/09/2042	1,575,688	0.0
7,850,000		AmerisourceBergen Corp., 3.450%, 12/15/2027	7,335,729	0.1
3,470,000		Amgen, Inc., 2.125%, 05/01/2020	3,416,793	0.1

4,589,000		Anheuser-Busch InBev Finance, Inc., 4.700%, 02/01/2036	4,602,947	0.1
9,613,000		Anheuser-Busch InBev Finance, Inc., 4.900%, 02/01/2046	9,669,449	0.2
1,960,000		Anheuser-Busch InBev Worldwide, Inc., 4.439%, 10/06/2048	1,844,047	0.0
4,159,000		Anthem, Inc., 5.100%, 01/15/2044	4,319,881	0.1
6,220,000		AstraZeneca PLC, 2.375%, 11/16/2020	6,135,274	0.1
3,580,000	(1)	BAT Capital Corp., 3.222%, 08/15/2024	3,415,800	0.1
5,270,000	(1)	BAT International Finance PLC, 2.750%, 06/15/2020	5,216,999	0.1
4,220,000		Becton Dickinson and Co., 2.894%, 06/06/2022	4,105,799	0.1
3,032,000		Becton Dickinson and Co., 3.700%, 06/06/2027	2,903,987	0.0
4,470,000	(1)	Brink's Co/The, 4.625%, 10/15/2027	4,134,750	0.1
3,870,000		Bunge Ltd. Finance Corp., 4.350%, 03/15/2024	3,835,284	0.1
2,940,000		Campbell Soup Co., 3.650%, 03/15/2023	2,885,878	0.0
3,470,000		Cardinal Health, Inc., 2.616%, 06/15/2022	3,320,529	0.1
7,495,000		Celgene Corp., 4.550%, 02/20/2048	6,990,538	0.1
7,680,000		CVS Health Corp., 3.125%, 03/09/2020	7,683,139	0.1
5,120,000		CVS Health Corp., 3.700%, 03/09/2023	5,102,268	0.1
5,390,000		CVS Health Corp., 4.100%, 03/25/2025	5,380,836	0.1
2,603,000		CVS Health Corp., 4.300%, 03/25/2028	2,582,282	0.0
5,579,000		CVS Health Corp., 5.050%, 03/25/2048	5,721,605	0.1
3,460,000		General Mills, Inc., 3.700%, 10/17/2023	3,442,192	0.1
5,340,000		General Mills, Inc., 4.000%, 04/17/2025	5,291,065	0.1
18,370,000	(1)	Halfmoon Parent, Inc., 3.200%, 09/17/2020	18,308,991	0.3
2,190,000		HCA, Inc., 5.500%, 06/15/2047	2,225,587	0.0
2,190,000		HCA, Inc., 5.875%, 02/15/2026	2,285,812	0.0
1,153,000		Humana, Inc., 3.150%, 12/01/2022	1,129,384	0.0
3,430,000	(1)	Imperial Brands Finance PLC, 2.950%, 07/21/2020	3,397,725	0.1
2,290,000	(1)	Imperial Brands Finance PLC, 3.750%, 07/21/2022	2,281,321	0.0
4,565,000	(1)	JBS USA LUX SA / JBS USA Finance, Inc., 5.750%, 06/15/2025	4,462,287	0.1
1,140,000		Johnson & Johnson, 4.375%, 12/05/2033	1,216,365	0.0
4,200,000	(1)	Keurig Dr Pepper, Inc., 4.057%, 05/25/2023	4,209,587	0.1
289,000	(1)	Keurig Dr Pepper, Inc., 4.417%, 05/25/2025	290,541	0.0
3,786,000		Kraft Heinz Foods Co., 4.375%, 06/01/2046	3,351,121	0.1

See Accompanying Notes to Financial Statements

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2018 (unaudited) (continued)

5,635,000	(1)	Kraft Heinz Foods Co., 4.875%, 02/15/2025	5,731,473	0.1
3,983,000		Kroger Co/The, 4.450%, 02/01/2047	3,677,836	0.1
5,844,000	(2)	Kroger Co/The, 4.650%, 01/15/2048	5,519,943	0.1
1,025,000		Kroger Co/The, 5.150%, 08/01/2043	1,021,498	0.0
1,155,000		Medtronic, Inc., 3.625%, 03/15/2024	1,161,158	0.0
2,074,000		Medtronic, Inc., 4.375%, 03/15/2035	2,146,053	0.0
1,658,000		Medtronic, Inc., 4.625%, 03/15/2045	1,757,200	0.0
1,690,000		Mylan NV, 3.750%, 12/15/2020	1,691,971	0.0
989,000		Mylan NV, 3.950%, 06/15/2026	937,102	0.0
4,375,000		Novartis Capital Corp., 4.400%, 04/24/2020	4,471,482	0.1
1,722,000		PepsiCo, Inc., 4.450%, 04/14/2046	1,816,540	0.0
3,795,000		Pfizer, Inc., 3.200%, 09/15/2023	3,765,323	0.1
2,689,000		Philip Morris International, Inc., 4.250%, 11/10/2044	2,540,847	0.0
4,335,000	(1)	Post Holdings, Inc., 5.000%, 08/15/2026	4,115,215	0.1
3,071,000		Reynolds American, Inc., 5.850%, 08/15/2045	3,346,838	0.1
4,825,000	(1)	Seven & i Holdings Co. Ltd., 3.350%, 09/17/2021	4,827,988	0.1
3,698,000		Shire Acquisitions Investments Ireland DAC, 2.400%, 09/23/2021	3,575,357	0.1
2,270,000		Teleflex, Inc., 4.625%, 11/15/2027	2,165,012	0.0
4,735,000		Teva Pharmaceutical Finance Netherlands III BV, 2.800%, 07/21/2023	4,220,069	0.1
3,380,000		Thermo Fisher Scientific, Inc., 3.150%, 01/15/2023	3,306,040	0.1
9,510,000		Unilever Capital Corp., 3.000%, 03/07/2022	9,419,242	0.2
13,215,000		Unilever Capital Corp., 3.250%, 03/07/2024	13,016,020	0.2
4,320,000		United Rentals North America, Inc., 4.875%, 01/15/2028	4,060,800	0.1
2,137,000		UnitedHealth Group, Inc., 2.700%, 07/15/2020	2,124,041	0.0
3,310,000		UnitedHealth Group, Inc., 4.200%, 01/15/2047	3,295,171	0.1
3,000,000	(1)	Universal Health Services, Inc., 4.750%, 08/01/2022	3,022,500	0.0
1,790,000	(1)	Wm Wrigley Jr Co., 2.400%, 10/21/2018	1,789,856	0.0
			277,833,726	4.6

		Energy: 3.7%
1,020,000		Andeavor Logistics L.P. / Tesoro Logistics Finance Corp., 5.250%, 01/15/2025	1,045,939	0.0
2,285,000		Apache Corp., 4.250%, 01/15/2044	2,042,172	0.0
4,713,000		Apache Corp., 5.250%, 02/01/2042	4,747,238	0.1

5,856,000		BP Capital Markets PLC, 3.224%, 04/14/2024	5,727,351	0.1
4,000,000		Cenovus Energy, Inc., 3.800%, 09/15/2023	3,919,389	0.1
1,575,000		Cenovus Energy, Inc., 5.400%, 06/15/2047	1,590,231	0.0
856,000		Cimarex Energy Co., 3.900%, 05/15/2027	818,283	0.0
5,090,000		Cimarex Energy Co., 4.375%, 06/01/2024	5,139,099	0.1
3,660,000		Continental Resources, Inc./OK, 3.800%, 06/01/2024	3,592,652	0.1
5,565,000		Continental Resources, Inc./OK, 4.375%, 01/15/2028	5,530,541	0.1
7,100,000		Empresa Nacional del Petroleo, 3.750%, 08/05/2026	6,764,692	0.1
400,000	(1)	Empresa Nacional del Petroleo, 3.750%, 08/05/2026	381,109	0.0
1,523,000		Enbridge Energy Partners L.P., 9.875%, 03/01/2019	1,563,631	0.0
5,395,000	(3)	Enbridge, Inc., 6.250%, 03/01/2078	5,223,791	0.1
1,263,000		Energy Transfer Partners L.P. / Regency Energy Finance Corp., 4.500%, 11/01/2023	1,282,296	0.0
1,217,000		Energy Transfer Partners L.P., 4.650%, 06/01/2021	1,246,945	0.0
9,457,000		Energy Transfer Partners L.P., 5.300%, 04/15/2047	9,181,704	0.2
1,244,000		Energy Transfer Partners L.P., 9.700%, 03/15/2019	1,283,373	0.0
1,374,000		Enterprise Products Operating LLC, 3.750%, 02/15/2025	1,373,176	0.0
3,800,000	(3)	Enterprise Products Operating LLC, 4.875%, 08/16/2077	3,620,614	0.1
2,185,000		Enterprise Products Operating LLC, 4.900%, 05/15/2046	2,264,813	0.0
202,000	(3)	Enterprise Products Operating LLC, 5.375%, 02/15/2078	187,573	0.0
6,645,000		EOG Resources, Inc., 2.625%, 03/15/2023	6,408,625	0.1
2,338,000		Exxon Mobil Corp., 2.726%, 03/01/2023	2,289,967	0.0
8,243,000		Halliburton Co., 3.500%, 08/01/2023	8,219,939	0.1
2,655,000	(1)	Hess Infrastructure Partners L.P. / Hess Infrastructure Partners Finance Corp., 5.625%, 02/15/2026	2,694,825	0.0
3,145,000	(1),(2)	Jonah Energy LLC / Jonah Energy Finance Corp., 7.250%, 10/15/2025	2,421,650	0.0
850,000		KazMunayGas National Co. JSC, 4.750%, 04/19/2027	853,987	0.0
4,925,000		KazMunayGas National Co. JSC, 4.750%, 04/19/2027	4,948,098	0.1

See Accompanying Notes to Financial Statements

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2018 (unaudited) (continued)

2,650,000		KazMunayGas National Co. JSC, 5.375%, 04/24/2030	2,701,145	0.0
4,225,000	(1)	KazMunayGas National Co. JSC, 5.375%, 04/24/2030	4,306,543	0.1
1,295,000		Kinder Morgan Energy Partners L.P., 4.250%, 09/01/2024	1,306,487	0.0
638,000		Kinder Morgan Energy Partners L.P., 4.300%, 05/01/2024	644,736	0.0
1,947,000		Kinder Morgan Energy Partners L.P., 5.400%, 09/01/2044	2,002,753	0.0
2,235,000		Kinder Morgan, Inc./DE, 5.550%, 06/01/2045	2,367,398	0.0
1,443,000		Marathon Petroleum Corp., 5.000%, 09/15/2054	1,372,454	0.0
6,904,000		MPLX L.P., 4.125%, 03/01/2027	6,733,316	0.1
4,285,000		Murphy Oil Corp., 5.750%, 08/15/2025	4,363,857	0.1
555,000		Noble Energy, Inc., 3.850%, 01/15/2028	524,997	0.0
3,439,000		Occidental Petroleum Corp., 3.500%, 06/15/2025	3,413,924	0.1
3,595,000		Occidental Petroleum Corp., 4.625%, 06/15/2045	3,737,812	0.1
3,660,000		ONEOK Partners L.P., 3.375%, 10/01/2022	3,607,186	0.1
2,018,000		ONEOK, Inc., 6.000%, 06/15/2035	2,202,400	0.0
400,000		Pertamina Persero PT, 4.300%, 05/20/2023	397,342	0.0
750,000		Pertamina Persero PT, 5.625%, 05/20/2043	741,793	0.0
2,950,000		Petrobras Global Finance BV, 5.750%, 02/01/2029	2,640,988	0.0
4,750,000		Petroleos del Peru SA, 4.750%, 06/19/2032	4,615,575	0.1
4,000,000	(1)	Petroleos del Peru SA, 4.750%, 06/19/2032	3,886,800	0.1
9,075,000		Petroleos Mexicanos, 6.500%, 03/13/2027	9,292,800	0.2
4,550,000		Petroleos Mexicanos, 6.875%, 08/04/2026	4,811,170	0.1
586,667		Petroleum Co. of Trinidad & Tobago Ltd., 6.000%, 05/08/2022	524,733	0.0
2,988,000		Phillips 66 Partners L.P., 3.550%, 10/01/2026	2,821,797	0.1
4,280,000		Schlumberger Investment SA, 3.650%, 12/01/2023	4,315,728	0.1
1,508,000	(1)	Schlumberger Norge AS, 4.200%, 01/15/2021	1,531,162	0.0
1,656,000	(1)	Schlumberger Oilfield UK PLC, 4.200%, 01/15/2021	1,681,155	0.0
4,235,000		Shell International Finance BV, 3.250%, 05/11/2025	4,156,789	0.1
4,432,000		Shell International Finance BV, 4.000%, 05/10/2046	4,340,643	0.1
2,253,000		Shell International Finance BV, 4.375%, 05/11/2045	2,341,619	0.0

3,855,000		Summit Midstream Holdings LLC / Summit Midstream Finance Corp., 5.750%, 04/15/2025	3,729,713	0.1
4,242,000		Sunoco Logistics Partners Operations L.P., 4.000%, 10/01/2027	4,033,003	0.1
937,000		Sunoco Logistics Partners Operations L.P., 4.250%, 04/01/2024	935,627	0.0
1,003,000		Sunoco Logistics Partners Operations L.P., 5.350%, 05/15/2045	979,965	0.0
4,220,000	(1)	Tallgrass Energy Partners L.P. / Tallgrass Energy Finance Corp., 5.500%, 01/15/2028	4,267,475	0.1
4,143,000		Total Capital Canada Ltd., 2.750%, 07/15/2023	4,013,656	0.1
3,517,000		Western Gas Partners L.P., 4.000%, 07/01/2022	3,504,039	0.1
1,370,000		Western Gas Partners L.P., 5.375%, 06/01/2021	1,416,765	0.0
4,092,000		Williams Partners L.P., 3.600%, 03/15/2022	4,070,576	0.1
419,000		Williams Partners L.P., 3.750%, 06/15/2027	400,578	0.0
4,375,000		Williams Partners L.P., 4.000%, 09/15/2025	4,309,378	0.1
2,180,000		Williams Partners L.P., 4.500%, 11/15/2023	2,222,153	0.0
3,324,000		Williams Partners L.P., 5.400%, 03/04/2044	3,441,981	0.1
			221,073,714	3.7

		Financial: 10.7%
4,980,000		American International Group, Inc., 3.375%, 08/15/2020	4,985,114	0.1
3,329,000		American International Group, Inc., 4.500%, 07/16/2044	3,131,790	0.1
2,495,000		American International Group, Inc., 6.400%, 12/15/2020	2,655,797	0.0
3,975,000		Air Lease Corp., 3.500%, 01/15/2022	3,948,431	0.1
7,430,000		American Express Co., 3.700%, 08/03/2023	7,398,354	0.1
1,373,000		Aon PLC, 4.750%, 05/15/2045	1,376,652	0.0
1,811,000		Arch Capital Finance LLC, 5.031%, 12/15/2046	1,896,617	0.0
2,140,000		Arch Capital Group Ltd., 7.350%, 05/01/2034	2,735,304	0.0
5,402,000		Assurant, Inc., 4.900%, 03/27/2028	5,396,066	0.1
3,849,000		Athene Holding Ltd., 4.125%, 01/12/2028	3,601,013	0.1
4,140,000		Australia & New Zealand Banking Group Ltd/New York NY, 2.250%, 11/09/2020	4,052,789	0.1
400,000	(1)	Banco de Reservas de la Republica Dominicana, 7.000%, 02/01/2023	408,000	0.0

See Accompanying Notes to Financial Statements

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2018 (unaudited) (continued)

764,000		Banco Nacional de Comercio Exterior SNC/Cayman Islands, 4.375%, 10/14/2025	754,450	0.0
375,000		Banco Nacional de Desenvolvimento Economico e Social, 5.750%, 09/26/2023	384,375	0.0
4,600,000		Banco Santander SA, 3.125%, 02/23/2023	4,369,187	0.1
6,000,000	(3)	Bank of America Corp., 3.419%, 12/20/2028	5,634,440	0.1
11,041,000	(3)	Bank of America Corp., 3.499%, 05/17/2022	11,038,292	0.2
3,620,000	(3)	Bank of America Corp., 3.550%, 03/05/2024	3,579,738	0.1
2,470,000	(3)	Bank of America Corp., 3.593%, 07/21/2028	2,356,068	0.0
1,941,000		Bank of America Corp., 3.950%, 04/21/2025	1,901,253	0.0
9,581,000		Bank of America Corp., 4.183%, 11/25/2027	9,363,037	0.2
4,495,000		Bank of America Corp., 4.250%, 10/22/2026	4,445,891	0.1
8,500,000	(3)	Bank of America Corp., 4.271%, 07/23/2029	8,492,115	0.1
6,080,000		Bank of Montreal, 3.100%, 07/13/2020	6,086,173	0.1
5,660,000		Bank of Montreal, 3.100%, 04/13/2021	5,635,719	0.1
5,594,000	(3)	Bank of Montreal, 3.803%, 12/15/2032	5,233,690	0.1
3,955,000		Bank of New York Mellon Corp./The, 2.950%, 01/29/2023	3,859,450	0.1
4,310,000		Bank of Nova Scotia/The, 2.450%, 03/22/2021	4,221,837	0.1
7,130,000		Bank of Nova Scotia/The, 3.125%, 04/20/2021	7,095,425	0.1
3,962,000		Bank of Nova Scotia, 4.500%, 12/16/2025	3,968,047	0.1
2,980,000	(1)	Barclays Bank PLC, 10.179%, 06/12/2021	3,396,582	0.1
8,924,000	(1)	BNP Paribas SA, 3.500%, 03/01/2023	8,711,638	0.1
1,333,000		BPCE SA, 2.500%, 12/10/2018	1,333,204	0.0
2,094,000	(1)	BPCE SA, 5.150%, 07/21/2024	2,131,850	0.0
7,020,000	(1)	BPCE SA, 5.700%, 10/22/2023	7,327,069	0.1
5,310,000		Citibank NA, 3.400%, 07/23/2021	5,310,618	0.1
5,170,000	(3)	Citigroup, Inc., 2.876%, 07/24/2023	5,004,940	0.1
4,915,000		Citigroup, Inc., 5.500%, 09/13/2025	5,241,300	0.1
1,147,000	(1)	Citizens Financial Group, Inc., 4.150%, 09/28/2022	1,142,075	0.0
202,000		CME Group, Inc., 4.150%, 06/15/2048	201,902	0.0
2,984,000	(1)	Commerzbank AG, 8.125%, 09/19/2023	3,405,724	0.1
1,872,000	(1),(3)	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands, 11.000%, 12/31/2199	1,982,916	0.0

6,300,000		Cooperatieve Rabobank UA, 4.375%, 08/04/2025	6,245,113	0.1
1,500,000		Cooperatieve Rabobank UA, 4.625%, 12/01/2023	1,524,245	0.0
5,500,000		Corp Financiera de Desarrollo SA, 4.750%, 07/15/2025	5,561,875	0.1
4,330,000	(1)	Credit Agricole SA/London, 2.375%, 07/01/2021	4,201,788	0.1
6,068,000	(1)	Credit Suisse AG, 6.500%, 08/08/2023	6,493,318	0.1
4,759,000	(1)	Credit Suisse Group AG, 3.574%, 01/09/2023	4,667,431	0.1
1,170,000	(1),(3)	Credit Suisse Group AG, 3.869%, 01/12/2029	1,102,824	0.0
1,441,000	(1)	Credit Suisse Group AG, 4.282%, 01/09/2028	1,402,291	0.0
2,470,000		Credit Suisse Group Funding Guernsey Ltd., 3.450%, 04/16/2021	2,461,333	0.0
3,190,000		Credit Suisse Group Funding Guernsey Ltd., 3.800%, 09/15/2022	3,174,945	0.1
8,650,000	(1)	Danske Bank A/S, 2.800%, 03/10/2021	8,443,000	0.1
805,000		Discover Financial Services, 3.850%, 11/21/2022	796,469	0.0
4,245,000	(1)	ESH Hospitality, Inc., 5.250%, 05/01/2025	4,128,263	0.1
2,862,000		Essex Portfolio L.P., 3.250%, 05/01/2023	2,785,987	0.0
5,500,000	(1)	Fairfax Financial Holdings Ltd., 4.850%, 04/17/2028	5,445,317	0.1
13,105,000	(1)	Federation des Caisses Desjardins du Quebec, 2.250%, 10/30/2020	12,821,126	0.2
11,234,000		First Tennessee Bank NA, 2.950%, 12/01/2019	11,205,432	0.2
750,000		Fondo MIVIVIENDA SA, 3.500%, 01/31/2023	729,375	0.0
1,516,000		GE Capital International Funding Co. Unlimited Co., 2.342%, 11/15/2020	1,481,698	0.0
1,989,000		GE Capital International Funding Co. Unlimited Co., 4.418%, 11/15/2035	1,867,502	0.0
2,426,000		Goldman Sachs Group, Inc./The, 2.625%, 04/25/2021	2,377,316	0.0
3,683,000		Goldman Sachs Group, Inc., 2.600%, 04/23/2020	3,650,571	0.1
5,493,000		Goldman Sachs Group, Inc., 4.250%, 10/21/2025	5,445,268	0.1
1,680,000		Goldman Sachs Group, Inc., 5.150%, 05/22/2045	1,715,683	0.0
1,101,000		Goldman Sachs Group, Inc., 6.750%, 10/01/2037	1,325,128	0.0
1,831,000	(1)	Guardian Life Insurance Co. of America/The, 4.850%, 01/24/2077	1,796,782	0.0
6,791,000	(1)	HSBC Bank PLC, 4.125%, 08/12/2020	6,898,669	0.1
12,923,000		HSBC Holdings PLC, 3.400%, 03/08/2021	12,895,673	0.2
4,000,000	(3)	HSBC Holdings PLC, 3.950%, 05/18/2024	3,975,358	0.1

See Accompanying Notes to Financial Statements

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2018 (unaudited) (continued)

2,238,000	(3)	HSBC Holdings PLC, 4.041%, 03/13/2028	2,156,970	0.0
2,320,000	(3)	HSBC Holdings PLC, 4.583%, 06/19/2029	2,325,303	0.0
4,831,000	(3)	HSBC Holdings PLC, 6.000%, 12/31/2199	4,646,214	0.1
2,010,000	(1)	ING Bank NV, 2.000%, 11/26/2018	2,008,382	0.0
4,055,000		Jefferies Group LLC / Jefferies Group Capital Finance, Inc., 4.150%, 01/23/2030	3,649,297	0.1
3,604,000		JPMorgan Chase & Co., 2.550%, 10/29/2020	3,553,850	0.1
3,320,000	(3)	JPMorgan Chase & Co., 3.509%, 01/23/2029	3,146,658	0.1
11,040,000	(3)	JPMorgan Chase & Co., 3.514%, 06/18/2022	11,054,895	0.2
7,890,000	(3)	JPMorgan Chase & Co., 3.559%, 04/23/2024	7,810,927	0.1
4,270,000	(3)	JPMorgan Chase & Co., 3.797%, 07/23/2024	4,269,431	0.1
3,700,000		JPMorgan Chase & Co., 3.875%, 09/10/2024	3,666,415	0.1
6,919,000	(3)	JPMorgan Chase & Co., 3.882%, 07/24/2038	6,474,749	0.1
8,123,000	(3)	JPMorgan Chase & Co., 3.897%, 01/23/2049	7,401,426	0.1
2,400,000	(3)	JPMorgan Chase & Co., 4.032%, 07/24/2048	2,232,924	0.0
1,950,000		KeyBank NA/Cleveland OH, 3.180%, 10/15/2027	1,922,608	0.0
2,990,000		Kilroy Realty L.P., 3.450%, 12/15/2024	2,862,653	0.0
3,229,000		Kite Realty Group L.P., 4.000%, 10/01/2026	2,906,943	0.0
5,810,000	(3)	Lloyds Banking Group PLC, 2.907%, 11/07/2023	5,547,181	0.1
9,620,000	(1),(3)	Macquarie Group Ltd, 3.189%, 11/28/2023	9,254,738	0.2
17,005,000		Mitsubishi UFJ Financial Group, Inc., 3.761%, 07/26/2023	16,925,401	0.3
5,500,000		Mizuho Financial Group Cayman 2 Ltd., 4.200%, 07/18/2022	5,505,225	0.1
5,080,000	(1)	Mizuho Financial Group, Inc., 2.632%, 04/12/2021	4,957,055	0.1
5,550,000	(3)	Mizuho Financial Group, Inc., 3.922%, 09/11/2024	5,518,815	0.1
6,933,000		Morgan Stanley, 2.750%, 05/19/2022	6,728,037	0.1
3,840,000		Morgan Stanley, 3.700%, 10/23/2024	3,782,706	0.1
3,210,000		Morgan Stanley, 3.875%, 04/29/2024	3,196,834	0.1
1,772,000		Morgan Stanley, 3.950%, 04/23/2027	1,702,812	0.0
5,524,000		Morgan Stanley, 4.000%, 07/23/2025	5,507,888	0.1
2,439,000	(3)	Morgan Stanley, 4.457%, 04/22/2039	2,424,225	0.0
4,155,000		Morgan Stanley, 5.500%, 07/28/2021	4,376,245	0.1
6,990,000	(1)	Nationwide Building Society, 2.350%, 01/21/2020	6,921,877	0.1
1,345,000	(1),(3)	Nordea Bank AB, 6.125%, 12/31/2199	1,324,825	0.0

DKK	10		Nordea Kredit Realkreditaktieselskab, 6.000%, 07/01/2029	–	–
	7,860,000		ORIX Corp., 3.250%, 12/04/2024	7,488,195	0.1
	1,580,000		Piedmont Operating Partnership L.P., 4.450%, 03/15/2024	1,582,575	0.0
	7,083,000		PNC Bank NA, 2.700%, 11/01/2022	6,825,802	0.1
	2,000,000		Power Sector Assets & Liabilities Management Corp., 7.390%, 12/02/2024	2,370,354	0.0
	4,630,000	(1)	Quicken Loans, Inc., 5.250%, 01/15/2028	4,317,475	0.1
	1,250,000		Retail Opportunity Investments Partnership L.P., 5.000%, 12/15/2023	1,244,976	0.0
	5,630,000		Royal Bank of Canada, 2.125%, 03/02/2020	5,572,001	0.1
	9,148,000		Royal Bank of Scotland Group PLC, 3.875%, 09/12/2023	8,898,119	0.2
	3,017,000	(3)	Royal Bank of Scotland Group PLC, 4.519%, 06/25/2024	3,011,165	0.1
	3,173,000		Santander UK PLC, 2.375%, 03/16/2020	3,133,940	0.1
	4,118,000		Senior Housing Properties Trust, 3.250%, 05/01/2019	4,116,871	0.1
	4,156,000	(1)	Societe Generale SA, 2.625%, 09/16/2020	4,095,065	0.1
	15,340,000	(1),(3)	Standard Chartered PLC, 3.885%, 03/15/2024	15,000,901	0.3
	8,470,000	(1),(3)	Standard Chartered PLC, 4.247%, 01/20/2023	8,474,099	0.1
	2,217,000		Sumitomo Mitsui Financial Group, Inc., 2.442%, 10/19/2021	2,146,104	0.0
	300,000		Sumitomo Mitsui Financial Group, Inc., 3.010%, 10/19/2026	277,180	0.0
	5,910,000	(1)	Suncorp-Metway Ltd, 2.375%, 11/09/2020	5,762,197	0.1
	7,382,000	(3)	SunTrust Bank/Atlanta GA, 3.689%, 08/02/2024	7,327,751	0.1
	6,033,000		Synovus Financial Corp., 3.125%, 11/01/2022	5,801,755	0.1
	5,530,000		TD Ameritrade Holding Corp., 2.950%, 04/01/2022	5,425,115	0.1
	3,700,000		Toronto-Dominion Bank/The, 1.900%, 10/24/2019	3,662,597	0.1
	5,920,000		Toronto-Dominion Bank/The, 3.150%, 09/17/2020	5,928,780	0.1
	11,700,000		Toronto-Dominion Bank/The, 3.500%, 07/19/2023	11,683,783	0.2
	1,061,000	(3)	Toronto-Dominion Bank, 3.625%, 09/15/2031	997,924	0.0
	2,000,000	(1)	Turkiye Vakiflar Bankasi TAO, 5.750%, 01/30/2023	1,718,890	0.0
	7,760,000	(1)	UBS AG/London, 2.450%, 12/01/2020	7,608,765	0.1
	3,080,000		UBS AG/Stamford CT, 2.350%, 03/26/2020	3,043,666	0.1

See Accompanying Notes to Financial Statements

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2018 (unaudited) (continued)

1,470,000		UBS AG/Stamford CT, 7.625%, 08/17/2022	1,641,255	0.0
3,180,000		UBS AG, 5.125%, 05/15/2024	3,218,503	0.1
4,644,000		US Bank NA/Cincinnati OH, 2.602%, (US0003M + 0.290%), 05/21/2021	4,652,515	0.1
9,830,000	(1)	USAA Capital Corp., 3.000%, 07/01/2020	9,790,860	0.2
4,723,000		Wells Fargo & Co., 4.125%, 08/15/2023	4,777,330	0.1
3,631,000		Wells Fargo & Co., 4.750%, 12/07/2046	3,619,566	0.1
4,470,000		Westpac Banking Corp., 3.650%, 05/15/2023	4,475,667	0.1
2,893,000		Willis North America, Inc., 3.600%, 05/15/2024	2,813,987	0.0
2,511,000		XLIT Ltd., 5.500%, 03/31/2045	2,659,028	0.0
2,000,000		XLIT Ltd., 5.250%, 12/15/2043	2,158,722	0.0
5,650,000		ZB NA, 3.500%, 08/27/2021	5,620,768	0.1
			640,522,467	10.7

		Industrial: 2.1%
4,325,000		AECOM, 5.125%, 03/15/2027	4,228,120	0.1
9,620,000	(1)	Airbus Finance BV, 2.700%, 04/17/2023	9,308,944	0.2
2,020,000		Amphenol Corp., 3.200%, 04/01/2024	1,939,536	0.0
2,530,000	(3)	BNSF Funding Trust I, 6.613%, 12/15/2055	2,814,625	0.0
3,728,000		Burlington Northern Santa Fe LLC, 5.150%, 09/01/2043	4,182,825	0.1
5,615,000		Caterpillar Financial Services Corp., 3.150%, 09/07/2021	5,607,735	0.1
2,715,000		CSX Corp., 4.650%, 03/01/2068	2,631,696	0.0
200,000		Empresa de Transporte de Pasajeros Metro SA, 5.000%, 01/25/2047	201,950	0.0
1,000,000	(1)	Empresa de Transporte de Pasajeros Metro SA, 5.000%, 01/25/2047	1,009,750	0.0
5,000,000		FedEx Corp., 4.050%, 02/15/2048	4,494,001	0.1
2,647,000		FedEx Corp., 4.400%, 01/15/2047	2,534,112	0.0
3,232,000		General Electric Co., 4.500%, 03/11/2044	3,050,659	0.0
3,588,000	(3)	General Electric Co., 5.000%, 12/31/2199	3,502,336	0.1
6,810,000		Illinois Tool Works, Inc., 3.375%, 09/15/2021	6,803,922	0.1
4,717,000		John Deere Capital Corp., 3.125%, 09/10/2021	4,703,644	0.1
1,615,000		Mexico City Airport Trust, 4.250%, 10/31/2026	1,524,156	0.0
4,420,000		Norfolk Southern Corp., 3.650%, 08/01/2025	4,395,498	0.1
434,000		Northrop Grumman Corp., 2.930%, 01/15/2025	412,562	0.0
4,337,000		Northrop Grumman Corp., 4.030%, 10/15/2047	4,076,049	0.1

4,310,000	(1)	Novelis Corp., 5.875%, 09/30/2026	4,218,413	0.1
2,030,000	(1)	Owens-Brockway Glass Container, Inc., 5.875%, 08/15/2023	2,095,975	0.0
4,045,000		Packaging Corp. of America, 2.450%, 12/15/2020	3,968,286	0.1
2,335,000		Rockwell Collins, Inc., 3.200%, 03/15/2024	2,255,953	0.0
4,413,000		Roper Technologies, Inc., 3.650%, 09/15/2023	4,387,959	0.1
3,590,000		Ryder System, Inc., 3.500%, 06/01/2021	3,588,848	0.1
3,930,000	(1)	Siemens Financieringsmaatschappij NV, 2.200%, 03/16/2020	3,882,604	0.1
2,570,000	(1)	SMBC Aviation Capital Finance DAC, 2.650%, 07/15/2021	2,478,314	0.0
4,245,000	(1)	Standard Industries, Inc./NJ, 5.000%, 02/15/2027	4,006,219	0.1
7,290,000		Stanley Black & Decker, Inc., 2.900%, 11/01/2022	7,135,818	0.1
1,000,000		Transnet SOC Ltd., 4.000%, 07/26/2022	939,735	0.0
3,920,000		United Parcel Service, Inc., 2.050%, 04/01/2021	3,818,296	0.1
2,690,000		United Parcel Service, Inc., 2.500%, 04/01/2023	2,595,080	0.0
4,800,000		United Parcel Service, Inc., 2.800%, 11/15/2024	4,609,748	0.1
6,230,000		United Technologies Corp., 3.650%, 08/16/2023	6,205,885	0.1
			123,609,253	2.1

		Technology: 1.6%
2,282,000		Analog Devices, Inc., 3.500%, 12/05/2026	2,188,227	0.0
3,530,000		Apple, Inc., 2.000%, 11/13/2020	3,468,392	0.1
5,675,000		Apple, Inc., 2.400%, 01/13/2023	5,479,752	0.1
4,490,000		Apple, Inc., 3.750%, 09/12/2047	4,214,192	0.1
2,000,000		Apple, Inc., 3.750%, 11/13/2047	1,880,220	0.0
963,000		Apple, Inc., 4.450%, 05/06/2044	1,012,569	0.0
6,075,000		Broadcom Corp. / Broadcom Cayman Finance Ltd., 2.375%, 01/15/2020	6,005,608	0.1
1,608,000	(1)	Dell International LLC / EMC Corp., 4.420%, 06/15/2021	1,632,826	0.0
7,406,000	(1)	Dell International LLC / EMC Corp., 5.450%, 06/15/2023	7,786,883	0.1
4,880,000	(1)	Dell International LLC / EMC Corp., 6.020%, 06/15/2026	5,204,759	0.1
5,592,000		Electronic Arts, Inc., 3.700%, 03/01/2021	5,639,081	0.1
4,240,000	(1)	First Data Corp., 5.750%, 01/15/2024	4,309,960	0.1

See Accompanying Notes to Financial Statements

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2018 (unaudited) (continued)

2,895,000		HP, Inc., 4.050%, 09/15/2022	2,935,364	0.0
6,885,000		HP, Inc., 4.300%, 06/01/2021	7,036,635	0.1
2,289,000		International Business Machines Corp., 2.875%, 11/09/2022	2,241,851	0.0
4,100,000		IBM Credit LLC, 3.000%, 02/06/2023	4,032,024	0.1
1,241,000		KLA-Tencor Corp., 4.125%, 11/01/2021	1,261,208	0.0
4,477,000		Microsoft Corp., 3.700%, 08/08/2046	4,301,358	0.1
5,345,000		Microsoft Corp., 4.250%, 02/06/2047	5,616,277	0.1
4,216,000		Microsoft Corp., 4.450%, 11/03/2045	4,525,472	0.1
4,032,000		Oracle Corp., 3.850%, 07/15/2036	3,897,270	0.1
8,841,000		Oracle Corp., 4.000%, 11/15/2047	8,398,973	0.1
895,000		Oracle Corp., 4.300%, 07/08/2034	914,542	0.0
4,385,000		Western Digital Corp., 4.750%, 02/15/2026	4,248,846	0.1
			98,232,289	1.6

		Utilities: 3.4%
3,770,000		Alabama Power Co., 3.375%, 10/01/2020	3,767,042	0.1
2,200,000		Alabama Power Co., 5.700%, 02/15/2033	2,470,173	0.0
1,927,000		Ameren Corp., 2.700%, 11/15/2020	1,902,047	0.0
8,500,000	(1)	American Transmission Systems, Inc., 5.000%, 09/01/2044	9,076,139	0.2
5,385,000	(1)	American Transmission Systems, Inc., 5.250%, 01/15/2022	5,658,416	0.1
1,432,000		Baltimore Gas & Electric Co., 3.350%, 07/01/2023	1,418,081	0.0
4,000,000		Berkshire Hathaway Energy Co., 3.800%, 07/15/2048	3,620,003	0.1
1,720,000		Black Hills Corp., 4.250%, 11/30/2023	1,745,757	0.0
4,510,000	(1)	Calpine Corp., 5.250%, 06/01/2026	4,194,300	0.1
566,000		CenterPoint Energy Houston Electric LLC, 3.550%, 08/01/2042	516,659	0.0
2,166,000	(1)	Cleveland Electric Illuminating Co/The, 3.500%, 04/01/2028	2,045,887	0.0
4,600,000		Comision Federal de Electricidad, 4.750%, 02/23/2027	4,554,046	0.1
1,400,000	(1)	Comision Federal de Electricidad, 4.750%, 02/23/2027	1,386,014	0.0
4,990,000		Commonwealth Edison Co., 3.750%, 08/15/2047	4,619,301	0.1
1,864,000		Consolidated Edison Co. of New York, Inc., 4.000%, 11/15/2057	1,674,825	0.0
3,000,000		DTE Electric Co., 4.050%, 05/15/2048	2,955,543	0.1

1,539,000	(2)	Duke Energy Carolinas LLC, 2.950%, 12/01/2026	1,462,183	0.0
2,340,000		Duke Energy Carolinas LLC, 3.700%, 12/01/2047	2,131,245	0.0
3,032,000		Duke Energy Carolinas LLC, 3.875%, 03/15/2046	2,818,378	0.1
3,030,000	(2)	Duke Energy Florida LLC, 4.200%, 07/15/2048	3,016,790	0.1
7,300,000	(1)	Enel Finance International NV, 3.500%, 04/06/2028	6,435,069	0.1
3,323,000		Entergy Corp., 2.950%, 09/01/2026	3,056,631	0.1
782,000		Entergy Texas, Inc., 7.125%, 02/01/2019	792,558	0.0
4,965,000		Entergy Gulf States Louisiana LLC, 3.950%, 10/01/2020	5,013,837	0.1
3,617,000		Exelon Corp., 3.497%, 06/01/2022	3,556,511	0.1
3,475,000		FirstEnergy Corp., 2.850%, 07/15/2022	3,361,644	0.1
1,519,000		FirstEnergy Corp., 4.250%, 03/15/2023	1,543,790	0.0
4,400,000		Fortis, Inc./Canada, 3.055%, 10/04/2026	4,042,234	0.1
1,750,000		Georgia Power Co., 2.000%, 03/30/2020	1,718,059	0.0
2,124,000		Georgia Power Co., 5.750%, 04/15/2023	2,288,544	0.0
4,400,000		Interstate Power & Light Co., 3.250%, 12/01/2024	4,273,133	0.1
13,076,000		IPALCO Enterprises, Inc., 3.450%, 07/15/2020	13,079,400	0.2
4,199,000	(1)	Jersey Central Power & Light Co., 4.300%, 01/15/2026	4,213,627	0.1
612,000		LG&E & KU Energy LLC, 3.750%, 11/15/2020	614,738	0.0
1,950,000	(1)	Metropolitan Edison Co., 3.500%, 03/15/2023	1,926,053	0.0
618,000		Metropolitan Edison Co., 7.700%, 01/15/2019	626,570	0.0
3,160,000		Mississippi Power Co., 3.950%, 03/30/2028	3,096,562	0.1
2,412,000		Mississippi Power Co., 4.250%, 03/15/2042	2,277,246	0.0
790,000		Mississippi Power Co., 4.750%, 10/15/2041	763,843	0.0
709,000		Nevada Power Co., 7.125%, 03/15/2019	723,585	0.0
6,290,000		NextEra Energy Capital Holdings, Inc., 3.342%, 09/01/2020	6,305,652	0.1
1,402,000		NextEra Energy Capital Holdings, Inc., 3.625%, 06/15/2023	1,391,974	0.0
1,901,000		NiSource, Inc., 5.950%, 06/15/2041	2,176,001	0.0
6,724,000		Pacific Gas & Electric Co., 3.300%, 12/01/2027	6,155,642	0.1
2,259,000	(1)	Pacific Gas & Electric Co., 4.250%, 08/01/2023	2,272,552	0.0
1,402,000		Pacific Gas & Electric Co., 5.800%, 03/01/2037	1,566,937	0.0
1,328,000		Pacific Gas & Electric Co., 6.050%, 03/01/2034	1,498,689	0.0
1,469,000		Pennsylvania Electric Co., 5.200%, 04/01/2020	1,503,147	0.0

See Accompanying Notes to Financial Statements

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2018 (unaudited) (continued)

3,300,000		Perusahaan Listrik Negara PT, 4.125%, 05/15/2027	3,098,217	0.1
2,050,000	(1)	Perusahaan Listrik Negara PT, 4.125%, 05/15/2027	1,924,650	0.0
2,675,000	(2)	Perusahaan Listrik Negara PT, 5.450%, 05/21/2028	2,756,764	0.1
4,500,000	(1)	Perusahaan Listrik Negara PT, 5.450%, 05/21/2028	4,637,546	0.1
800,000		Perusahaan Listrik Negara PT, 5.500%, 11/22/2021	839,600	0.0
4,035,000		Pinnacle West Capital Corp., 2.250%, 11/30/2020	3,934,609	0.1
2,173,000		PSEG Power LLC, 2.450%, 11/15/2018	2,172,740	0.0
6,924,000		Public Service Electric & Gas Co., 3.250%, 09/01/2023	6,874,495	0.1
2,758,000		San Diego Gas & Electric Co., 3.000%, 08/15/2021	2,736,205	0.1
3,937,000		Sempra Energy, 3.800%, 02/01/2038	3,558,696	0.1
435,000		Southern California Edison Co., 2.400%, 02/01/2022	419,432	0.0
1,581,000		Southern California Edison Co., 3.500%, 10/01/2023	1,571,872	0.0
980,000		Southern California Edison Co., 3.875%, 06/01/2021	989,686	0.0
2,311,000		Southern Co. Gas Capital Corp., 4.400%, 05/30/2047	2,206,236	0.0
1,680,000		Southern Co. Gas Capital Corp., 5.875%, 03/15/2041	1,919,840	0.0
2,233,000		Southwestern Electric Power Co., 4.100%, 09/15/2028	2,236,524	0.0
3,690,000		Tampa Electric Co., 5.400%, 05/15/2021	3,864,174	0.1
6,165,000		Virginia Electric & Power Co., 3.800%, 04/01/2028	6,170,110	0.1
3,010,000		Wisconsin Public Service Corp., 1.650%, 12/04/2018	3,006,066	0.1
			202,224,519	3.4

	Total Corporate Bonds/Notes
	(Cost $2,038,036,361)		1,997,537,353	33.3

COLLATERALIZED MORTGAGE OBLIGATIONS: 13.5%
1,089,931	(1),(3)	Agate Bay Mortgage Trust 2014-2 B4, 3.888%, 09/25/2044	1,068,843	0.0
2,808,625		Alternative Loan Trust 2004-J7 MI, 3.236%, (US0001M + 1.020%), 10/25/2034	2,548,047	0.1
3,461,015		Alternative Loan Trust 2005-10CB 1A1, 2.716%, (US0001M + 0.500%), 05/25/2035	3,075,921	0.1
2,913,320		Alternative Loan Trust 2005-51 3A2A, 3.135%, (12MTA + 1.290%), 11/20/2035	2,842,889	0.1

890,289		Alternative Loan Trust 2005-65CB 2A4, 5.500%, 12/25/2035	830,120	0.0
1,124,632		Alternative Loan Trust 2005-6CB 1A3, 5.250%, 04/25/2035	1,080,519	0.0
2,069,123		Alternative Loan Trust 2005-J2 1A12, 2.616%, (US0001M + 0.400%), 04/25/2035	1,818,813	0.0
964,665		Alternative Loan Trust 2006-13T1 A9, 6.000%, 05/25/2036	761,120	0.0
214,097		Alternative Loan Trust 2006-18CB A10, 2.616%, (US0001M + 0.400%), 07/25/2036	146,432	0.0
1,297,225		Alternative Loan Trust 2006-19CB A28, 2.816%, (US0001M + 0.600%), 08/25/2036	952,793	0.0
1,225,564		Alternative Loan Trust 2006-HY11 A1, 2.336%, (US0001M + 0.120%), 06/25/2036	1,149,989	0.0
1,376,954		Alternative Loan Trust 2007-23CB A3, 2.716%, (US0001M + 0.500%), 09/25/2037	937,219	0.0
3,520,360		Alternative Loan Trust 2007-2CB 2A1, 2.816%, (US0001M + 0.600%), 03/25/2037	2,433,720	0.1
1,407,388		Alternative Loan Trust 2007-3T1 1A11, 6.000%, 04/25/2037	1,050,070	0.0
1,278,712		Alternative Loan Trust 2007-8CB A3, 2.716%, (US0001M + 0.500%), 05/25/2037	917,379	0.0
2,018,628		American Home Mortgage Assets Trust 2007-4 A4, 2.506%, (US0001M + 0.290%), 08/25/2037	1,849,405	0.0
1,296,892		Banc of America Funding 2007-2 1A16 Trust, 2.816%, (US0001M + 0.600%), 03/25/2037	1,053,548	0.0
1,334,260	(4)	Banc of America Mortgage 2007-2 A8 Trust, 6.000%, 05/25/2037	249,428	0.0
1,978,858	(3)	Bear Stearns ALT-A Trust 2005-4 23A1, 3.972%, 05/25/2035	1,999,482	0.0
2,541,084	(3)	Bear Stearns ALT-A Trust 2005-7 21A1, 4.370%, 09/25/2035	2,409,728	0.1
5,233,684		Bear Stearns Mortgage Funding Trust 2006-AR5 2A1, 2.406%, (US0001M + 0.190%), 01/25/2037	5,065,448	0.1
464,640	(1)	Bellemeade Re Ltd. 2015-1A M2, 6.516%, (US0001M + 4.300%), 07/25/2025	469,262	0.0
2,718,467	(3)	CHL Mortgage Pass-Through Trust 2004-22 A3, 3.583%, 11/25/2034	2,701,951	0.1

See Accompanying Notes to Financial Statements

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2018 (unaudited) (continued)

863,716		CHL Mortgage Pass-Through Trust 2007-7 A7, 5.750%, 06/25/2037	734,498	0.0
1,735,579		Citicorp Mortgage Securities Trust Series 2006-3 1A4, 6.000%, 06/25/2036	1,778,849	0.0
2,091,319	(3)	Citigroup Mortgage Loan Trust 2006-AR9 2A, 4.314%, 11/25/2036	1,840,254	0.0
812,692	(3)	Citigroup Mortgage Loan Trust 2007-10 22AA, 4.186%, 09/25/2037	785,479	0.0
2,608,291	(1),(3)	Citigroup Mortgage Loan Trust 2010-7 3A5, 5.500%, 12/25/2035	2,694,476	0.1
1,658,129	(1),(3)	Citigroup Mortgage Loan Trust 2015-A B2, 4.500%, 06/25/2058	1,692,385	0.0
2,869,000	(1),(3)	COLT 2018-1 M1 Mortgage Loan Trust, 3.661%, 02/25/2048	2,850,938	0.1
1,680,000	(1),(3)	COLT 2018-2 M1 Mortgage Loan Trust, 4.189%, 07/27/2048	1,669,974	0.0
1,550,000	(1),(3)	COLT 2018-3 M1 Mortgage Loan Trust, 4.283%, 10/26/2048	1,549,974	0.0
647,510		Countrywide Alternative Loan Trust 2005-53T2 2A6, 2.716%, (US0001M + 0.500%), 11/25/2035	392,657	0.0
7,750,000		Countrywide Asset-Backed Certificates 2005-IM1 M1, 2.936%, (US0001M + 0.720%), 11/25/2035	7,841,346	0.1
2,335,972	(1)	CSMC Series 2008-2R 1A1, 6.000%, 07/25/2037	2,197,459	0.1
1,674,004	(1),(3)	CSMC Trust 2015-2 B3, 3.935%, 02/25/2045	1,647,827	0.0
1,360,000	(1),(3)	Deephaven Residential Mortgage Trust 2018-1A M1, 3.939%, 12/25/2057	1,363,028	0.0
109,836,381	(3),(4)	Deutsche ALT-A Securities, Inc. ALT 07-AB1 X, 0.882%, 04/25/2037	4,464,618	0.1
2,349,525		DSLA Mortgage Loan Trust 2005-AR4 2A1B, 2.448%, (US0001M + 0.280%), 08/19/2045	2,086,214	0.0
5,838,143	(4)	Fannie Mae 2008-12 SC, 4.134%, (-1.000*US0001M + 6.350%), 03/25/2038	789,172	0.0
7,814,094		Fannie Mae 2011-99 CZ, 4.500%, 10/25/2041	8,244,602	0.2
1,150,232		Fannie Mae 2012-110 CA, 3.000%, 10/25/2042	1,110,693	0.0
4,919,751		Fannie Mae 2012-66 EP, 4.000%, 06/25/2042	4,936,418	0.1
6,534,000		Fannie Mae 2013-116 UB, 4.000%, 11/25/2043	6,611,659	0.1
3,850,597		Fannie Mae 2013-20 DL, 4.000%, 03/25/2033	3,943,086	0.1
34,386,710	(4)	Fannie Mae 2016-82 SD, 3.834%, (-1.000*US0001M + 6.050%), 11/25/2046	4,593,893	0.1

8,047,446		Fannie Mae 2016-88 EA, 3.500%, 01/25/2045	7,977,494	0.1
4,600,000		Fannie Mae Connecticut Avenue Securities 16-C06 1M2, 6.466%, (US0001M + 4.250%), 04/25/2029	5,260,883	0.1
7,434,000		Fannie Mae Connecticut Avenue Securities 2017-C02 2M2, 5.866%, (US0001M + 3.650%), 09/25/2029	8,208,697	0.2
2,650,000		Fannie Mae Connecticut Avenue Securities 2017-C03 1M2, 5.216%, (US0001M + 3.000%), 10/25/2029	2,856,986	0.1
2,500,000		Fannie Mae Connecticut Avenue Securities 2017-C04 2M2, 5.066%, (US0001M + 2.850%), 11/25/2029	2,636,564	0.1
10,500,000		Fannie Mae Connecticut Avenue Securities 2017-C05 1M2, 4.416%, (US0001M + 2.200%), 01/25/2030	10,832,029	0.2
7,200,000		Fannie Mae Connecticut Avenue Securities 2017-C07 1M2, 4.616%, (US0001M + 2.400%), 05/25/2030	7,467,048	0.1
9,750,000		Fannie Mae Connecticut Avenue Securities 2017-C07 2M2, 4.716%, (US0001M + 2.500%), 05/25/2030	10,083,175	0.2
1,500,000		Fannie Mae Connecticut Avenue Securities 2018-C02 2M2, 4.416%, (US0001M + 2.200%), 08/25/2030	1,521,004	0.0
1,550,000		Fannie Mae Connecticut Avenue Securities 2018-C03 1M2, 4.366%, (US0001M + 2.150%), 10/25/2030	1,571,873	0.0
13,500,000		Fannie Mae Connecticut Avenue Securities 2018-CO1 1M2, 4.466%, (US0001M + 2.250%), 07/25/2030	13,825,172	0.2
25,972		Fannie Mae Grantor Trust 1998-T2 A6, 0.847%, (US0001M + 0.550%), 01/25/2032	26,618	0.0
34,034	(4)	Fannie Mae Interest Strip 104 2, 9.500%, 10/25/2021	3,626	0.0
6,089	(4)	Fannie Mae Interest Strip 83 2, 9.500%, 09/25/2020	371	0.0
546,384	(4)	Fannie Mae Interest Strip Series 418 20, 3.000%, 05/25/2043	79,109	0.0
1,850,932	(4)	Fannie Mae Interest Strip Series 418 59, 3.000%, 08/25/2028	160,797	0.0
190,994		Fannie Mae REMIC Trust 1999-33 Z, 6.000%, 07/25/2029	202,765	0.0

See Accompanying Notes to Financial Statements

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2018 (unaudited) (continued)

276,521	(4)	Fannie Mae REMIC Trust 1999-6 SE, 5.527%, (-1.000*US0001M + 7.685%), 02/17/2029	22,781	0.0
154,816		Fannie Mae REMIC Trust 2001-15 Z, 6.000%, 04/25/2031	164,388	0.0
1,583,049		Fannie Mae REMIC Trust 2003-105 AZ, 5.500%, 10/25/2033	1,691,042	0.0
491,435		Fannie Mae REMIC Trust 2003-45 FJ, 3.604%, (US0001M + 1.500%), 06/25/2033	512,356	0.0
1,916,141	(4)	Fannie Mae REMIC Trust 2003-66 SA, 5.434%, (-1.000*US0001M + 7.650%), 07/25/2033	335,646	0.0
347,663	(4)	Fannie Mae REMIC Trust 2003-74 IO, 6.000%, 08/25/2033	82,872	0.0
1,049,869		Fannie Mae REMIC Trust 2003-84 PZ, 5.000%, 09/25/2033	1,108,575	0.0
7,379		Fannie Mae REMIC Trust 2004-10 SC, 19.737%, (-4.000*US0001M + 28.600%), 02/25/2034	7,737	0.0
1,512,777		Fannie Mae REMIC Trust 2004-50 VZ, 5.500%, 07/25/2034	1,589,685	0.0
31,411		Fannie Mae REMIC Trust 2004-56 FE, 2.666%, (US0001M + 0.450%), 10/25/2033	31,483	0.0
784,102		Fannie Mae REMIC Trust 2004-7 Z, 5.500%, 02/25/2034	849,687	0.0
1,662,383		Fannie Mae REMIC Trust 2004-75 ZG, 4.500%, 10/25/2034	1,727,375	0.0
125,496		Fannie Mae REMIC Trust 2004-79 S, 13.707%, (-2.750*US0001M + 19.800%), 08/25/2032	129,458	0.0
33,731		Fannie Mae REMIC Trust 2004-W10 A5, 5.500%, 08/25/2034	33,713	0.0
3,992,996		Fannie Mae REMIC Trust 2005-25 Z, 5.000%, 04/25/2035	4,180,615	0.1
47,930		Fannie Mae REMIC Trust 2005-74 NP, 14.613%, (-3.782*US0001M + 22.992%), 01/25/2035	49,652	0.0
208,562		Fannie Mae REMIC Trust 2006-104 ES, 22.371%, (-5.000*US0001M + 33.450%), 11/25/2036	324,450	0.0
3,921,151	(4)	Fannie Mae REMIC Trust 2006-12 SD, 4.534%, (-1.000*US0001M + 6.750%), 10/25/2035	475,807	0.0
1,125,511	(4)	Fannie Mae REMIC Trust 2006-123 UI, 4.524%, (-1.000*US0001M + 6.740%), 01/25/2037	183,436	0.0

304,676	(4)	Fannie Mae REMIC Trust 2006-72 HS, 4.484%, (-1.000*US0001M + 6.700%), 08/25/2026	32,108	0.0
77,055		Fannie Mae REMIC Trust 2007-10 Z, 6.000%, 02/25/2037	84,450	0.0
5,766,135	(4)	Fannie Mae REMIC Trust 2007-91 AS, 4.184%, (-1.000*US0001M + 6.400%), 10/25/2037	904,202	0.0
2,520,712		Fannie Mae REMIC Trust 2009-19 PW, 4.500%, 10/25/2036	2,588,063	0.1
11,986,616	(3)	Fannie Mae REMIC Trust 2009-50 HZ, 5.553%, 02/25/2049	12,538,820	0.2
3,055,204	(4)	Fannie Mae REMIC Trust 2009-90 TS, 3.934%, (-1.000*US0001M + 6.150%), 11/25/2039	385,125	0.0
4,543,341	(4)	Fannie Mae REMIC Trust 2010-118 GS, 3.734%, (-1.000*US0001M + 5.950%), 10/25/2039	289,901	0.0
7,800,053	(4)	Fannie Mae REMIC Trust 2010-123 SL, 3.854%, (-1.000*US0001M + 6.070%), 11/25/2040	931,299	0.0
8,379,652	(4)	Fannie Mae REMIC Trust 2010-41 SB, 4.184%, (-1.000*US0001M + 6.400%), 05/25/2040	1,148,518	0.0
2,389,512	(4)	Fannie Mae REMIC Trust 2010-43 VS, 4.234%, (-1.000*US0001M + 6.450%), 05/25/2040	343,710	0.0
11,049,000		Fannie Mae REMIC Trust 2010-59 PC, 5.000%, 06/25/2040	11,477,740	0.2
2,614,937	(4)	Fannie Mae REMIC Trust 2011-102 SA, 4.384%, (-1.000*US0001M + 6.600%), 10/25/2041	414,368	0.0
3,871,353		Fannie Mae REMIC Trust 2011-30 ZA, 5.000%, 04/25/2041	4,124,828	0.1
3,771,873	(4)	Fannie Mae REMIC Trust 2011-93 GS, 4.334%, (-1.000*US0001M + 6.550%), 04/25/2039	601,230	0.0
1,755,993	(4)	Fannie Mae REMIC Trust 2012-103 IT, 4.000%, 04/25/2041	232,705	0.0
9,909,344	(4)	Fannie Mae REMIC Trust 2012-122 SB, 3.934%, (-1.000*US0001M + 6.150%), 11/25/2042	1,607,615	0.0
5,574,782	(4)	Fannie Mae REMIC Trust 2012-128 LI, 3.500%, 06/25/2042	564,677	0.0
9,649,734	(4)	Fannie Mae REMIC Trust 2012-133 AS, 3.984%, (-1.000*US0001M + 6.200%), 10/25/2042	1,270,335	0.0
1,553,545	(4)	Fannie Mae REMIC Trust 2012-149 GI, 3.500%, 06/25/2042	180,718	0.0

See Accompanying Notes to Financial Statements

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2018 (unaudited) (continued)

7,113,206	(4)	Fannie Mae REMIC Trust 2012-15 SP, 4.404%, (-1.000*US0001M + 6.620%), 06/25/2040	758,266	0.0
3,723,012	(4)	Fannie Mae REMIC Trust 2012-24 HS, 4.334%, (-1.000*US0001M + 6.550%), 09/25/2040	463,187	0.0
8,799,499	(4)	Fannie Mae REMIC Trust 2012-30 QS, 4.384%, (-1.000*US0001M + 6.600%), 04/25/2031	977,835	0.0
2,180,212	(4)	Fannie Mae REMIC Trust 2012-68 YS, 4.484%, (-1.000*US0001M + 6.700%), 07/25/2042	354,147	0.0
3,451,441	(4)	Fannie Mae REMIC Trust 2013-26 JS, 3.984%, (-1.000*US0001M + 6.200%), 10/25/2032	463,360	0.0
11,910,928	(4)	Fannie Mae REMIC Trust 2013-60 DS, 3.984%, (-1.000*US0001M + 6.200%), 06/25/2033	1,680,646	0.0
11,058,879	(4)	Fannie Mae REMIC Trust 2013-9 SM, 4.034%, (-1.000*US0001M + 6.250%), 02/25/2033	1,360,139	0.0
7,694,073	(4)	Fannie Mae REMIC Trust 2014-17 DS, 3.984%, (-1.000*US0001M + 6.200%), 02/25/2043	973,059	0.0
3,903,847	(4)	Fannie Mae REMIC Trust 2014-28 BS, 3.984%, (-1.000*US0001M + 6.200%), 08/25/2043	531,082	0.0
3,019,000		Fannie Mae REMIC Trust 2015-17 MK, 2.500%, 12/25/2041	2,508,081	0.1
70,896,786	(4)	Fannie Mae REMIC Trust 2015-79 SA, 4.034%, (-1.000*US0001M + 6.250%), 11/25/2045	9,150,287	0.2
28,724,065	(4)	Fannie Mae REMIC Trust 2015-9 IO, 5.500%, 03/25/2045	6,710,858	0.1
49,834,497	(4)	Fannie Mae REMICS 16-60 SB, 3.884%, (-1.000*US0001M + 6.100%), 09/25/2046	6,472,759	0.1
5		Fannie Mae REMICS 1989-34 J, 985.500%, 07/25/2019	16	0.0
40		Fannie Mae REMICS 1990-59 K, 1184.190%, 06/25/2020	339	0.0
50		Fannie Mae REMICS 1990-97 H, 1133.313%, 08/25/2020	348	0.0
217,022	(4)	Fannie Mae REMICS 1997-18 SG, 5.942%, (-1.000*US0001M + 8.100%), 03/17/2027	24,360	0.0
178,750	(4),(5)	Fannie Mae REMICS 1997-91 FC, 0.000%, (US0001M + (8.500)%), 11/25/2023	181	0.0

75,018	(4)	Fannie Mae REMICS 1999-57 SC, 7.592%, (-1.000*US0001M + 9.750%), 11/17/2029	4,638	0.0
44,333	(4)	Fannie Mae REMICS 2000-38 SJ, 7.035%, (-1.000*US0001M + 9.200%), 11/18/2030	2,032	0.0
158,858	(4)	Fannie Mae REMICS 2000-38 SK, 7.042%, (-1.000*US0001M + 9.200%), 10/17/2030	5,648	0.0
229,342	(4)	Fannie Mae REMICS 2001-15 S, 6.035%, (-1.000*US0001M + 8.200%), 04/18/2021	4,469	0.0
411,079	(4)	Fannie Mae REMICS 2001-72 SC, 1.000%, (-1.000*US0001M + 8.500%), 12/25/2031	15,562	0.0
144,154	(4)	Fannie Mae REMICS 2001-8 SK, 6.585%, (-1.000*US0001M + 8.750%), 03/18/2031	18,491	0.0
19,596	(4)	Fannie Mae REMICS 2001-8 SO, 7.635%, (-1.000*US0001M + 9.800%), 02/20/2031	591	0.0
912,321	(4)	Fannie Mae REMICS 2003-49 SW, 4.784%, (-1.000*US0001M + 7.000%), 01/25/2033	125,332	0.0
145,044	(4)	Fannie Mae REMICS 2004-38 SI, 4.354%, (-1.000*US0001M + 6.570%), 10/25/2033	711	0.0
7,053,615	(4)	Fannie Mae REMICS 2004-54 SN, 4.834%, (-1.000*US0001M + 7.050%), 07/25/2034	1,055,423	0.0
1,129,946	(4)	Fannie Mae REMICS 2004-88 JH, 4.384%, (-1.000*US0001M + 6.600%), 06/25/2033	42,676	0.0
1,942,251	(4)	Fannie Mae REMICS 2005-75 SP, 4.534%, (-1.000*US0001M + 6.750%), 08/25/2035	253,120	0.0
3,795,201	(4)	Fannie Mae REMICS 2006-56 SM, 4.534%, (-1.000*US0001M + 6.750%), 07/25/2036	525,857	0.0
1,477,040	(4)	Fannie Mae REMICS 2007-21 SB, 4.184%, (-1.000*US0001M + 6.400%), 03/25/2037	142,964	0.0
1,889,542	(4)	Fannie Mae REMICS 2007-52 NS, 4.234%, (-1.000*US0001M + 6.450%), 06/25/2037	249,413	0.0
2,314,138	(4)	Fannie Mae REMICS 2007-85 SM, 4.244%, (-1.000*US0001M + 6.460%), 09/25/2037	302,302	0.0
219,674	(4)	Fannie Mae REMICS 2010-112 SG, 4.144%, (-1.000*US0001M + 6.360%), 06/25/2021	3,416	0.0

See Accompanying Notes to Financial Statements

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2018 (unaudited) (continued)

1,773,141	(4)	Fannie Mae REMICS 2010-35 CS, 4.234%, (-1.000*US0001M + 6.450%), 04/25/2050	220,658	0.0
2,826,059		Fannie Mae REMICS 2011-10 ZC, 5.000%, 02/25/2041	3,003,554	0.1
6,166,562		Fannie Mae REMICS 2011-101 DB, 4.000%, 10/25/2041	6,153,203	0.1
132,000		Fannie Mae REMICS 2011-127 UY, 3.500%, 12/25/2041	129,075	0.0
15,813,135	(4)	Fannie Mae REMICS 2011-47 GS, 3.714%, (-1.000*US0001M + 5.930%), 06/25/2041	1,859,882	0.0
4,217,656		Fannie Mae REMICS 2011-8 ZA, 4.000%, 02/25/2041	4,250,221	0.1
8,303,471	(4)	Fannie Mae REMICS 2012-111 SL, 3.884%, (-1.000*US0001M + 6.100%), 05/25/2041	997,958	0.0
3,000,000		Fannie Mae REMICS 2012-134 KV, 3.000%, 07/25/2031	2,901,630	0.1
5,815,272		Fannie Mae REMICS 2012-2 HE, 4.000%, 02/25/2042	5,921,832	0.1
2,649,113		Fannie Mae REMICS 2012-33 BW, 4.000%, 04/25/2042	2,661,624	0.1
6,500,000		Fannie Mae REMICS 2012-55 PC, 3.500%, 05/25/2042	6,398,133	0.1
12,971,639	(4)	Fannie Mae REMICS 2013-40 LS, 3.934%, (-1.000*US0001M + 6.150%), 05/25/2043	2,056,830	0.0
13,820,038	(4)	Fannie Mae REMICS 2013-70 BI, 3.000%, 07/25/2033	1,731,326	0.0
15,251,927	(4)	Fannie Mae REMICS 2014-15 SB, 4.434%, (-1.000*US0001M + 6.650%), 04/25/2044	2,552,613	0.1
13,872,150	(4)	Fannie Mae REMICS 2014-20 HI, 4.000%, 01/25/2040	1,160,967	0.0
5,000,000		Fannie Mae REMICS 2015-67 QV, 3.000%, 12/25/2040	4,690,689	0.1
5,299,739	(4)	Fannie Mae REMICS 2015-76 PI, 6.000%, 09/25/2045	1,038,403	0.0
69,496,347	(4)	Fannie Mae REMICS 2018-15 SC, 4.084%, (-1.000*US0001M + 6.300%), 03/25/2048	9,272,432	0.2
35,000,000	(6)	Fannie Mae REMICS 2018-73 AB, 3.000%, 10/25/2048	33,818,750	0.6
6,566,890		Fannie Mae REMICS 2018-8 AB, 3.500%, 10/25/2047	6,511,841	0.1
76		Fannie Mae REMICS G-9 G, 509.000%, 04/25/2021	352	0.0

4,716,287		Fannie Mae REMICS Trust 2010-53 JZ, 5.000%, 07/25/2040	4,957,277	0.1
2,505,770	(4)	Fannie Mae Series 2013-72 YS, 3.934%, (-1.000*US0001M + 6.150%), 07/25/2033	351,934	0.0
382,975	(4)	FHLMC-GNMA 20 S, 6.684%, (-1.000*US0001M + 8.900%), 10/25/2023	41,229	0.0
743,552		First Horizon Alternative Mortgage Securities Trust 2006-FA7 A5, 2.516%, (US0001M + 0.300%), 12/25/2036	461,155	0.0
743,552	(4)	First Horizon Alternative Mortgage Securities Trust 2006-FA7 A9, 4.484%, (-1.000*US0001M + 6.700%), 12/25/2036	162,246	0.0
852,148		First Horizon Alternative Mortgage Securities Trust 2006-FA8 1A11, 6.000%, 02/25/2037	670,951	0.0
1,975,767	(1),(3)	Flagstar Mortgage Trust 2018-1 B1, 4.059%, 03/25/2048	1,943,910	0.0
2,316,587	(1),(3)	Flagstar Mortgage Trust 2018-1 B2, 4.059%, 03/25/2048	2,271,239	0.1
2,576,400	(1),(3)	Flagstar Mortgage Trust 2018-1 B3, 4.059%, 03/25/2048	2,473,525	0.1
34,414,620		Freddie Mac 326 350, 3.500%, 03/15/2044	33,913,818	0.6
13,203,522	(4)	Freddie Mac 3510 AS, 4.252%, (-1.000*US0001M + 6.410%), 04/15/2037	1,910,493	0.0
11,309,808	(4)	Freddie Mac 4191 SA, 4.042%, (-1.000*US0001M + 6.200%), 03/15/2043	1,378,513	0.0
3,684,229		Freddie Mac 4316 XZ, 4.500%, 03/15/2044	3,858,516	0.1
1,065,734		Freddie Mac Reference Series R007 ZA, 6.000%, 05/15/2036	1,164,054	0.0
513,298		Freddie Mac Reference Series R008 ZA, 6.000%, 07/15/2036	569,002	0.0
158,518		Freddie Mac REMIC Trust 2110 PG, 6.000%, 01/15/2029	170,005	0.0
145,026		Freddie Mac REMIC Trust 2114 ZM, 6.000%, 01/15/2029	157,257	0.0
993,342		Freddie Mac REMIC Trust 2143 ZB, 6.000%, 04/15/2029	1,100,229	0.0
199,811		Freddie Mac REMIC Trust 2472 ZC, 6.000%, 07/15/2032	219,862	0.0
246,514		Freddie Mac REMIC Trust 2528 KM, 5.500%, 11/15/2022	256,238	0.0
393,494		Freddie Mac REMIC Trust 2541 NE, 5.500%, 12/15/2032	420,638	0.0

See Accompanying Notes to Financial Statements

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2018 (unaudited) (continued)

157,676	(4)	Freddie Mac REMIC Trust 2594 IY, 6.000%, 04/15/2033	36,729	0.0
1,065,655		Freddie Mac REMIC Trust 2845 QH, 5.000%, 08/15/2034	1,123,761	0.0
192,320		Freddie Mac REMIC Trust 2861 Z, 5.500%, 09/15/2034	208,891	0.0
1,794,224	(4)	Freddie Mac REMIC Trust 2866 GS, 4.442%, (-1.000*US0001M + 6.600%), 09/15/2034	75,100	0.0
665,655	(4)	Freddie Mac REMIC Trust 2883 SD, 4.542%, (-1.000*US0001M + 6.700%), 10/15/2034	31,349	0.0
286,396		Freddie Mac REMIC Trust 2930 ZL, 5.000%, 02/15/2035	302,728	0.0
416,200		Freddie Mac REMIC Trust 2931 ZY, 5.000%, 02/15/2035	439,976	0.0
8,022,273	(4)	Freddie Mac REMIC Trust 3045 DI, 4.572%, (-1.000*US0001M + 6.730%), 10/15/2035	1,117,464	0.0
35,998		Freddie Mac REMIC Trust 3049 NA, 5.000%, 02/15/2035	36,064	0.0
1,521,867		Freddie Mac REMIC Trust 3117 ZA, 5.500%, 02/15/2036	1,645,981	0.0
356,470	(5),(7)	Freddie Mac REMIC Trust 3139 PO, 0.000%, 01/15/2036	346,102	0.0
2,092,413	(4)	Freddie Mac REMIC Trust 3171 PS, 4.327%, (-1.000*US0001M + 6.485%), 06/15/2036	234,118	0.0
8,906,560	(4)	Freddie Mac REMIC Trust 3199 S, 4.292%, (-1.000*US0001M + 6.450%), 08/15/2036	1,287,633	0.0
763,591		Freddie Mac REMIC Trust 3351 ZC, 5.500%, 07/15/2037	824,749	0.0
302,892		Freddie Mac REMIC Trust 3394 ZY, 6.000%, 11/15/2037	319,284	0.0
392,172	(3),(4)	Freddie Mac REMIC Trust 3524 LA, 5.449%, 03/15/2033	412,339	0.0
46,888		Freddie Mac REMIC Trust 3556 NT, 5.258%, (US0001M + 3.100%), 03/15/2038	48,290	0.0
8,262,862		Freddie Mac REMIC Trust 3639 ZN, 5.500%, 12/15/2034	8,858,960	0.2
749,408		Freddie Mac REMIC Trust 3662 ZB, 5.500%, 08/15/2036	811,396	0.0
2,185,520	(4)	Freddie Mac REMIC Trust 3710 SL, 3.842%, (-1.000*US0001M + 6.000%), 05/15/2036	78,326	0.0
574,964		Freddie Mac REMIC Trust 3724 CM, 5.500%, 06/15/2037	616,233	0.0

25,000,000		Freddie Mac REMIC Trust 3747 HW, 4.500%, 05/15/2038	25,469,600	0.4
1,000,000		Freddie Mac REMIC Trust 3753 DC, 3.500%, 09/15/2039	996,862	0.0
399,627		Freddie Mac REMIC Trust 3819 ZY, 6.000%, 10/15/2037	419,506	0.0
2,068,201	(4)	Freddie Mac REMIC Trust 3856 KS, 4.392%, (-1.000*US0001M + 6.550%), 05/15/2041	317,947	0.0
1,829,075	(4)	Freddie Mac REMIC Trust 3925 SD, 3.892%, (-1.000*US0001M + 6.050%), 07/15/2040	182,736	0.0
11,421,002	(4)	Freddie Mac REMIC Trust 3925 SL, 3.892%, (-1.000*US0001M + 6.050%), 01/15/2041	1,259,666	0.0
478,592		Freddie Mac REMIC Trust 4000 PA, 4.500%, 01/15/2042	497,146	0.0
2,418,304	(4)	Freddie Mac REMIC Trust 4027 QI, 4.500%, 12/15/2040	345,723	0.0
2,659,737	(4)	Freddie Mac REMIC Trust 4088 CS, 3.842%, (-1.000*US0001M + 6.000%), 08/15/2042	423,066	0.0
9,869,764	(4)	Freddie Mac REMIC Trust 4161 WI, 3.000%, 02/15/2033	1,157,135	0.0
5,021,259	(4)	Freddie Mac REMIC Trust 4194 GI, 4.000%, 04/15/2043	885,287	0.0
4,145,886		Freddie Mac REMIC Trust 4203 BN, 3.000%, 04/15/2033	4,002,733	0.1
1,251,796		Freddie Mac REMIC Trust 4246 ZX, 4.500%, 04/15/2041	1,315,102	0.0
2,600,925	(4)	Freddie Mac REMIC Trust 4293 KI, 4.500%, 08/15/2043	460,374	0.0
4,655,790		Freddie Mac REMIC Trust 4335 ZX, 4.250%, 05/15/2044	4,708,767	0.1
6,249,490		Freddie Mac REMIC Trust 435 XZ, 4.250%, 05/15/2044	6,327,780	0.1
1,916,000		Freddie Mac REMIC Trust 4370 AD, 3.000%, 08/15/2040	1,787,935	0.0
8,539,412	(4)	Freddie Mac REMIC Trust 4386 LS, 3.942%, (-1.000*US0001M + 6.100%), 09/15/2044	1,308,557	0.0
38		Freddie Mac REMICS 1006 I, 860.000%, 10/15/2020	218	0.0
253		Freddie Mac REMICS 1022 K, 479.145%, 12/15/2020	610	0.0
104		Freddie Mac REMICS 1023 C, 508.500%, 12/15/2020	418	0.0

See Accompanying Notes to Financial Statements

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2018 (unaudited) (continued)

107		Freddie Mac REMICS 1074 J, 332.203%, 05/15/2021	220	0.0
125		Freddie Mac REMICS 1094 L, 1141.844%, 06/15/2021	1,496	0.0
100		Freddie Mac REMICS 1159 D, 887.700%, 11/15/2021	780	0.0
70		Freddie Mac REMICS 121 I, 622.000%, 03/15/2021	249	0.0
36		Freddie Mac REMICS 1278 L, 1127.368%, 05/15/2022	373	0.0
20,259	(4)	Freddie Mac REMICS 1368 S, 7.342%, (-1.000*US0001M + 9.500%), 08/15/2022	772	0.0
17		Freddie Mac REMICS 182 S, 1063.390%, 08/15/2021	93	0.0
114,904	(4)	Freddie Mac REMICS 2074 S, 6.542%, (-1.000*US0001M + 8.700%), 07/17/2028	11,535	0.0
134,144	(4)	Freddie Mac REMICS 2232 SA, 6.442%, (-1.000*US0001M + 8.600%), 05/17/2030	9,575	0.0
34,108	(4)	Freddie Mac REMICS 2301 SP, 7.092%, (-1.000*US0001M + 9.250%), 04/15/2031	4,067	0.0
2,876,987	(4)	Freddie Mac REMICS 2953 LS, 4.542%, (-1.000*US0001M + 6.700%), 12/15/2034	195,958	0.0
2,882,468	(4)	Freddie Mac REMICS 2993 GS, 3.992%, (-1.000*US0001M + 6.150%), 06/15/2025	185,697	0.0
1,131,241	(4)	Freddie Mac REMICS 3006 SI, 4.582%, (-1.000*US0001M + 6.740%), 07/15/2035	148,914	0.0
1,230,930	(4)	Freddie Mac REMICS 3006 YI, 4.582%, (-1.000*US0001M + 6.740%), 07/15/2035	169,327	0.0
67,752	(4)	Freddie Mac REMICS 3034 SE, 4.542%, (-1.000*US0001M + 6.700%), 09/15/2035	1,684	0.0
8,020,192	(4)	Freddie Mac REMICS 3213 JS, 5.042%, (-1.000*US0001M + 7.200%), 09/15/2036	1,387,950	0.0
1,722,811	(4)	Freddie Mac REMICS 3375 QI, 0.600%, (-10.000*US0001M + 64.600%), 10/15/2037	33,061	0.0
3,790,000		Freddie Mac REMICS 3923 GY, 4.000%, 09/15/2041	3,875,193	0.1
3,000,000		Freddie Mac REMICS 3934 CB, 4.000%, 10/15/2041	3,041,603	0.1
1,500,000		Freddie Mac REMICS 3997 PB, 4.000%, 02/15/2042	1,534,503	0.0

2,615,584		Freddie Mac REMICS 4000 ZT, 3.500%, 01/15/2042	2,510,311	0.1
11,885,803	(4)	Freddie Mac REMICS 4057 SN, 4.492%, (-1.000*US0001M + 6.650%), 12/15/2041	1,870,697	0.0
3,872,107	(4)	Freddie Mac REMICS 4090 SN, 4.542%, (-1.000*US0001M + 6.700%), 08/15/2032	532,338	0.0
2,317,872		Freddie Mac REMICS 4100 JA, 3.500%, 10/15/2041	2,295,247	0.1
1,311,460		Freddie Mac REMICS 4500 HC, 3.000%, 11/15/2042	1,284,357	0.0
8,042,022		Freddie Mac REMICS 4608 JV, 3.500%, 01/15/2055	7,876,875	0.1
1,076,703		Freddie Mac REMICS 4673 WA, 3.500%, 09/15/2043	1,071,001	0.0
2,457,000		Freddie Mac REMICS 4772 VG, 4.500%, 08/15/2036	2,608,750	0.1
10,890,599		Freddie Mac Series 4348 ZX, 4.250%, 06/15/2044	10,928,153	0.2
8,066,165		Freddie Mac Strips 277 30, 3.000%, 09/15/2042	7,803,179	0.1
4,200,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2015-DNA3 M3, 6.916%, (US0001M + 4.700%), 04/25/2028	5,020,017	0.1
4,800,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2017-DNA2 M2, 5.666%, (US0001M + 3.450%), 10/25/2029	5,297,057	0.1
9,600,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2017-DNA3 M2, 4.716%, (US0001M + 2.500%), 03/25/2030	10,057,981	0.2
8,200,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2017-HQA2 M2, 4.866%, (US0001M + 2.650%), 12/25/2029	8,614,718	0.2
9,120,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2017-HQA3 M2, 4.566%, (US0001M + 2.350%), 04/25/2030	9,424,231	0.2
9,200,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2018-DNA1 M2, 4.016%, (US0001M + 1.800%), 07/25/2030	9,153,666	0.2
1,800,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2018-HQA1 M2, 4.516%, (US0001M + 2.300%), 09/25/2030	1,824,663	0.0
1,250,126	(3)	Freddie Mac Structured Pass Through Certificates T-48 1A, 4.999%, 07/25/2033	1,283,539	0.0

See Accompanying Notes to Financial Statements

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2018 (unaudited) (continued)

5,000,000		Freddie Mac REMICS 3740 KE, 4.000%, 10/15/2040	5,083,228	0.1
500,000		Freddie Mac REMICS 3848 WX, 5.000%, 04/15/2041	544,153	0.0
5,000,000		Freddie Mac REMICS 3893 PU, 4.000%, 07/15/2041	5,083,492	0.1
8,800,832		Freddie Mac REMICS 3919 ZB, 4.000%, 09/15/2041	8,853,652	0.2
3,685,893	(1),(3)	Galton Funding Mortgage Trust 2018-1 B1, 3.800%, 11/25/2057	3,593,150	0.1
53,510	(4)	Ginnie Mae 2000-22 SD, 7.642%, (-1.000*US0001M + 9.800%), 05/16/2030	1,192	0.0
2,474,973	(4)	Ginnie Mae 2005-37 SI, 3.985%, (-1.000*US0001M + 6.150%), 05/20/2035	278,650	0.0
2,538,863	(4)	Ginnie Mae 2007-23 ST, 4.035%, (-1.000*US0001M + 6.200%), 04/20/2037	247,877	0.0
2,958,855	(4)	Ginnie Mae 2007-40 SE, 4.585%, (-1.000*US0001M + 6.750%), 07/20/2037	419,883	0.0
2,025,054	(4)	Ginnie Mae 2007-7 EI, 4.035%, (-1.000*US0001M + 6.200%), 02/20/2037	253,140	0.0
6,912,486	(4)	Ginnie Mae 2010-11 SA, 4.262%, (-1.000*US0001M + 6.420%), 01/16/2040	940,728	0.0
3,014,327	(4)	Ginnie Mae 2010-14 SB, 4.635%, (-1.000*US0001M + 6.800%), 11/20/2035	436,051	0.0
2,689,323	(4)	Ginnie Mae 2010-99 IT, 5.000%, 08/16/2040	449,189	0.0
1,165,559		Ginnie Mae 2013-69 KA, 1.250%, 08/20/2042	1,023,817	0.0
1,950,700		Ginnie Mae 2015-3 ZD, 4.000%, 01/20/2045	1,967,082	0.0
7,832	(4)	Ginnie Mae Series 2001-28 SV, 6.092%, (-1.000*US0001M + 8.250%), 06/16/2031	310	0.0
903,460	(4)	Ginnie Mae Series 2005-7 AH, 4.612%, (-1.000*US0001M + 6.770%), 02/16/2035	120,404	0.0
15,437,421	(4)	Ginnie Mae Series 2007-41 SL, 4.535%, (-1.000*US0001M + 6.700%), 07/20/2037	2,481,859	0.1
1,690,247	(4)	Ginnie Mae Series 2008-2 SW, 4.385%, (-1.000*US0001M + 6.550%), 01/20/2038	255,501	0.0
1,020,546	(4)	Ginnie Mae Series 2008-35 SN, 4.235%, (-1.000*US0001M + 6.400%), 04/20/2038	123,880	0.0
577,242	(4)	Ginnie Mae Series 2008-40 PS, 4.342%, (-1.000*US0001M + 6.500%), 05/16/2038	78,630	0.0
1,396,985	(4)	Ginnie Mae Series 2009-25 KS, 4.035%, (-1.000*US0001M + 6.200%), 04/20/2039	174,990	0.0

1,127,556		Ginnie Mae Series 2009-29 PB, 4.750%, 05/20/2039	1,179,154	0.0
1,200,781		Ginnie Mae Series 2009-31 ZL, 4.500%, 05/20/2039	1,259,665	0.0
3,154,350	(4)	Ginnie Mae Series 2009-33 SN, 4.135%, (-1.000*US0001M + 6.300%), 05/20/2039	134,905	0.0
11,045,641		Ginnie Mae Series 2009-33 ZB, 6.000%, 05/20/2039	12,490,490	0.2
2,368,974		Ginnie Mae Series 2009-34 Z, 4.500%, 05/16/2039	2,459,975	0.1
443,117	(4)	Ginnie Mae Series 2009-43 HS, 4.035%, (-1.000*US0001M + 6.200%), 06/20/2038	18,909	0.0
3,493,292		Ginnie Mae Series 2009-98 DA, 3.250%, 07/16/2039	3,481,705	0.1
2,954,510	(4)	Ginnie Mae Series 2010-116 NS, 4.492%, (-1.000*US0001M + 6.650%), 09/16/2040	362,756	0.0
7,878,957	(4)	Ginnie Mae Series 2010-116 SK, 4.455%, (-1.000*US0001M + 6.620%), 08/20/2040	1,101,553	0.0
13,586,652	(4)	Ginnie Mae Series 2010-149 HS, 3.942%, (-1.000*US0001M + 6.100%), 05/16/2040	1,086,972	0.0
1,813,600	(4)	Ginnie Mae Series 2010-168 BI, 5.000%, 04/20/2040	612,617	0.0
2,248,418	(4)	Ginnie Mae Series 2010-68 MS, 3.685%, (-1.000*US0001M + 5.850%), 06/20/2040	281,873	0.0
5,934,350	(4)	Ginnie Mae Series 2011-72 SA, 3.192%, (-1.000*US0001M + 5.350%), 05/16/2041	655,824	0.0
8,379,784	(4)	Ginnie Mae Series 2011-73 LS, 4.525%, (-1.000*US0001M + 6.690%), 08/20/2039	674,227	0.0
192,490		Ginnie Mae Series 2012-43 MA, 4.000%, 10/20/2041	192,652	0.0
1,693,825	(4)	Ginnie Mae Series 2012-91 QI, 4.500%, 09/20/2041	195,355	0.0
1,388,000		Ginnie Mae Series 2013-116 KB, 3.500%, 12/20/2042	1,365,904	0.0
11,253,130	(4)	Ginnie Mae Series 2013-167 PI, 5.500%, 11/20/2043	2,306,405	0.1
2,968,313	(4)	Ginnie Mae Series 2014-10 GI, 4.500%, 01/16/2029	291,861	0.0
6,804,089	(4)	Ginnie Mae Series 2014-185 SB, 3.435%, (-1.000*US0001M + 5.600%), 12/20/2044	738,488	0.0

See Accompanying Notes to Financial Statements

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2018 (unaudited) (continued)

11,692,695	(4)	Ginnie Mae Series 2014-3 SU, 3.885%, (-1.000*US0001M + 6.050%), 07/20/2039	1,539,100	0.0
10,217,320	(4)	Ginnie Mae Series 2014-56 SP, 4.042%, (-1.000*US0001M + 6.200%), 12/16/2039	1,274,323	0.0
12,019,820	(4)	Ginnie Mae Series 2014-58 SG, 3.442%, (-1.000*US0001M + 5.600%), 04/16/2044	1,324,215	0.0
2,509,623		Ginnie Mae Series 2015-27 PB, 3.000%, 08/20/2044	2,413,781	0.1
4,734		GSR Mortgage Loan Trust 2005-5F 8A1, 2.716%, (US0001M + 0.500%), 06/25/2035	4,554	0.0
285,788		GSR Mortgage Loan Trust 2007-1F 3A13, 6.000%, 01/25/2037	264,189	0.0
3,195,351		HarborView Mortgage Loan Trust 2007-5 A1A, 2.358%, (US0001M + 0.190%), 09/19/2037	3,118,929	0.1
218,884		HomeBanc Mortgage Trust 2004-1 2A, 3.076%, (US0001M + 0.860%), 08/25/2029	210,701	0.0
2,000,000		HomeBanc Mortgage Trust 2005-4 M1, 2.686%, (US0001M + 0.470%), 10/25/2035	1,954,743	0.0
1,526,059		Impac CMB Trust Series 2005-1 M1, 2.906%, (US0001M + 0.690%), 04/25/2035	1,491,695	0.0
2,123,339		IndyMac INDX Mortgage Loan Trust 2006-AR2 1A1B, 2.426%, (US0001M + 0.210%), 04/25/2046	2,006,152	0.0
3,130,022		IndyMac INDX Mortgage Loan Trust 2006-AR2 2A1, 2.426%, (US0001M + 0.210%), 02/25/2046	2,706,623	0.1
422,153	(1),(3)	Jefferies Resecuritization Trust 2009-R6 1A2, 4.384%, 03/26/2036	415,834	0.0
454,615		JP Morgan Alternative Loan Trust 2005-S1 1A1, 5.500%, 12/25/2035	361,841	0.0
2,798,261	(3)	JP Morgan Mortgage Trust 2005-A4 B1, 4.268%, 07/25/2035	2,547,149	0.1
4,520,594	(1),(3)	JP Morgan Mortgage Trust 2016-1 B3, 3.877%, 05/25/2046	4,439,245	0.1
2,162,333	(1),(3)	JP Morgan Mortgage Trust 2017-3 B1, 3.866%, 08/25/2047	2,112,021	0.0
2,070,733	(1),(3)	JP Morgan Mortgage Trust 2017-3 B2, 3.866%, 08/25/2047	1,975,783	0.0
1,478,328	(1),(3)	JP Morgan Mortgage Trust 2017-6 B3, 3.852%, 12/25/2048	1,378,315	0.0

2,135,911	(1),(3)	JP Morgan Mortgage Trust 2018-1 B1, 3.769%, 06/25/2048	2,066,262	0.0
2,055,999	(1),(3)	JP Morgan Mortgage Trust 2018-1 B2, 3.769%, 06/25/2048	1,974,900	0.0
2,714,037	(1),(3)	JP Morgan Mortgage Trust 2018-1 B3, 3.769%, 06/25/2048	2,552,402	0.1
2,624,031	(1),(3)	JP Morgan Mortgage Trust 2018-3 B1, 3.783%, 09/25/2048	2,499,114	0.1
2,257,673	(1),(3)	JP Morgan Mortgage Trust 2018-4 B2, 3.801%, 10/25/2048	2,133,248	0.0
1,508,869	(1),(3)	JP Morgan Mortgage Trust 2018-6C B2, 4.012%, 12/25/2048	1,453,711	0.0
3,024,000	(1),(3)	JP Morgan Mortgage Trust 2018-9 B3, 4.507%, 02/25/2049	2,961,187	0.1
17,508,575	(4)	Lehman Mortgage Trust 2006-7 2A4, 4.334%, (-1.000*US0001M + 6.550%), 11/25/2036	2,703,954	0.0
12,815,633	(4)	Lehman Mortgage Trust 2006-9 2A5, 4.404%, (-1.000*US0001M + 6.620%), 01/25/2037	2,305,491	0.1
1,459,138		Lehman XS Trust Series 2005-5N 1A2, 2.576%, (US0001M + 0.360%), 11/25/2035	1,322,070	0.0
5,191,792		Morgan Stanley Mortgage Loan Trust 2007-13 6A1, 6.000%, 10/25/2037	4,559,514	0.1
2,959,720	(1),(3)	New Residential Mortgage Loan Trust 2017-3A B2, 4.750%, 04/25/2057	3,043,763	0.1
9,826,000		Opteum Mortgage Acceptance Corp. Asset Backed Pass-Through Certificates 2005-4 M2, 2.716%, (US0001M + 0.500%), 11/25/2035	9,140,968	0.2
207,472		Prime Mortgage Trust 2007-1 A4, 5.500%, 03/25/2037	191,703	0.0
1,891,004	(1),(3)	Sequoia Mortgage Trust 2014-3 B3, 3.931%, 10/25/2044	1,876,625	0.0
1,917,258	(1),(3)	Sequoia Mortgage Trust 2014-4 B3, 3.865%, 11/25/2044	1,896,417	0.0
1,903,910	(1),(3)	Sequoia Mortgage Trust 2015-2 B3, 3.744%, 05/25/2045	1,849,148	0.0
1,657,069	(1),(3)	Sequoia Mortgage Trust 2015-3 B3, 3.714%, 07/25/2045	1,583,164	0.0
3,300,000	(1),(3)	Sequoia Mortgage Trust 2017-CH2 A13, 4.000%, 12/25/2047	3,242,385	0.1
2,579,103	(1),(3)	Sequoia Mortgage Trust 2018-CH1 A19, 4.000%, 02/25/2048	2,575,281	0.1
6,506,687	(1),(3)	Sequoia Mortgage Trust 2018-CH1 B1B, 4.508%, 02/25/2048	6,646,297	0.1

See Accompanying Notes to Financial Statements

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2018 (unaudited) (continued)

2,680,621	(1),(3)	Sequoia Mortgage Trust 2018-CH1 B2B, 4.508%, 02/25/2048	2,719,532	0.1
5,332,000	(1),(3)	Sequoia Mortgage Trust 2018-CH4 A13, 4.500%, 10/25/2048	5,370,212	0.1
75,062	(3)	Structured Adjustable Rate Mortgage Loan Trust 2004-12 7A3, 4.400%, 09/25/2034	76,338	0.0
1,360,000	(1),(3)	Verus Securitization Trust 2017-SG1A B1, 3.615%, 11/25/2047	1,347,475	0.0
1,773,000	(1),(3)	Verus Securitization Trust 2018-1 B1, 3.801%, 01/25/2058	1,776,976	0.0
1,231,000	(1),(3)	Verus Securitization Trust 2018-2 B1, 4.426%, 06/01/2058	1,218,275	0.0
1,614,138	(3)	Wachovia Mortgage Loan LLC Series 2005-B 2A1, 4.226%, 10/20/2035	1,639,119	0.0
8,162,232	(3)	WaMu Mortgage Pass-Through Certificates Series 2004-AR4 A6 Trust, 4.120%, 06/25/2034	8,374,001	0.2
499,315	(3)	WaMu Mortgage Pass Through Certificates Series 2006-AR12 2A3, 3.129%, 10/25/2036	463,971	0.0
3,863,672		WaMu Mortgage Pass-Through Certificates Series 2005-AR11 A1C3, 2.726%, (US0001M + 0.510%), 08/25/2045	3,875,735	0.1
108,948,757	(3),(4)	WaMu Mortgage Pass-Through Certificates Series 2005-AR11 X, 0.502%, 08/25/2045	2,084,571	0.0
2,862,188		WaMu Mortgage Pass-Through Certificates Series 2005-AR13 A1C3, 2.706%, (US0001M + 0.490%), 10/25/2045	2,902,889	0.1
538,421	(3)	WaMu Mortgage Pass-Through Certificates Series 2006-AR12 1A1, 3.483%, 10/25/2036	524,662	0.0
1,242,340	(3)	WaMu Mortgage Pass-Through Certificates Series 2006-AR14 1A4, 3.107%, 11/25/2036	1,193,443	0.0
1,417,076	(3)	WaMu Mortgage Pass-Through Certificates Series 2006-AR16 2A1, 3.167%, 12/25/2036	1,283,632	0.0
3,276,126	(3)	WaMu Mortgage Pass-Through Certificates Series 2006-AR16 2A3, 3.167%, 12/25/2036	2,967,618	0.1
2,061,179	(3)	WaMu Mortgage Pass-Through Certificates Series 2006-AR16 3A1, 3.268%, 12/25/2036	2,011,453	0.0
1,958,567	(3)	WaMu Mortgage Pass-Through Certificates Series 2006-AR8 1A4, 3.914%, 08/25/2046	1,874,156	0.0

2,562,302	(3)	WaMu Mortgage Pass-Through Certificates Series 2007-HY2 1A1, 3.603%, 12/25/2036	2,513,896	0.1
630,952	(3)	WaMu Mortgage Pass-Through Certificates Series 2007-HY3 1A1, 3.138%, 03/25/2037	576,417	0.0
1,738,290	(3)	WaMu Mortgage Pass-Through Certificates Series 2007-HY4 1A1, 3.162%, 04/25/2037	1,589,299	0.0
2,173,875		Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2005-10 2A3, 3.116%, (US0001M + 0.900%), 11/25/2035	1,798,825	0.0
2,003,385		Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2005-11 A1, 5.750%, 01/25/2036	1,827,558	0.0
1,409,833		Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2005-5 CB3, 5.500%, 07/25/2035	1,334,889	0.0
585,448		Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2005-8 1A2, 5.500%, 10/25/2035	563,706	0.0
5,464,530		Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2006-AR6 2A, 2.805%, (12MTA + 0.960%), 08/25/2046	4,127,758	0.1
920,769		Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2007-OC1 A3, 2.446%, (US0001M + 0.230%), 01/25/2047	842,483	0.0
1,907,555		Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2007-OC1 A4, 2.536%, (US0001M + 0.320%), 01/25/2047	1,760,999	0.0
1,317,516		Wells Fargo Alternative Loan 2007-PA2 2A1, 2.646%, (US0001M + 0.430%), 06/25/2037	1,106,420	0.0
1,481,891		Wells Fargo Alternative Loan 2007-PA3 3A1, 6.250%, 07/25/2037	1,405,805	0.0
630,025	(3)	Wells Fargo Mortgage Backed Securities 2006-AR4 2A4, 4.211%, 04/25/2036	590,579	0.0

See Accompanying Notes to Financial Statements

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2018 (unaudited) (continued)

	1,878,319	(1),(3)	WinWater Mortgage Loan Trust 2015-5 B4, 3.796%, 08/20/2045	1,787,333	0.0

		Total Collateralized Mortgage Obligations
		(Cost $814,219,672)		807,864,106	13.5

FOREIGN GOVERNMENT BONDS: 2.7%
	5,750,000		Argentine Republic Government International Bond, 5.625%, 01/26/2022	5,208,062	0.1
	9,160,000		Argentine Republic Government International Bond, 6.875%, 04/22/2021	8,786,822	0.2
	4,975,000		Argentine Republic Government International Bond, 6.875%, 01/26/2027	4,241,187	0.1
CLP	10,460,000,000		Bonos de la Tesoreria de la Republica en pesos, 4.500%, 03/01/2026	15,976,172	0.3
CLP	6,450,000,000		Bonos de la Tesoreria de la Republica en pesos, 5.000%, 03/01/2035	9,865,190	0.2
	1,968,000		Brazilian Government International Bond, 2.625%, 01/05/2023	1,807,116	0.0
	5,900,000	(2)	Brazilian Government International Bond, 4.625%, 01/13/2028	5,411,834	0.1
	2,500,000	(2)	Brazilian Government International Bond, 6.000%, 04/07/2026	2,568,750	0.0
	5,225,000		Colombia Government International Bond, 3.875%, 04/25/2027	5,074,781	0.1
	350,000	(1),(2)	Costa Rica Government International Bond, 4.250%, 01/26/2023	318,461	0.0
	400,000		Costa Rica Government International Bond, 9.995%, 08/01/2020	430,000	0.0
	2,500,000		Croatia Government International Bond, 5.500%, 04/04/2023	2,649,005	0.1
	272,000		Croatia Government International Bond, 6.375%, 03/24/2021	288,646	0.0
	300,000	(1)	Dominican Republic International Bond, 5.500%, 01/27/2025	301,875	0.0
	270,000		Dominican Republic International Bond, 5.875%, 04/18/2024	279,315	0.0
	900,000		Dominican Republic International Bond, 5.950%, 01/25/2027	920,025	0.0
	300,000	(1)	Dominican Republic International Bond, 6.600%, 01/28/2024	317,787	0.0
	4,825,000		Dominican Republic International Bond, 6.875%, 01/29/2026	5,162,461	0.1
	2,675,000		Egypt Government International Bond, 5.875%, 06/11/2025	2,562,083	0.0
	250,000	(1)	Egypt Government International Bond, 5.875%, 06/11/2025	239,447	0.0

	2,700,000		Egypt Government International Bond, 6.125%, 01/31/2022	2,707,398	0.1
	232,000	(1)	El Salvador Government International Bond, 5.875%, 01/30/2025	217,551	0.0
	290,380	(1)	Gabonese Republic, 6.375%, 12/12/2024	275,542	0.0
	1,775,000	(1)	Indonesia Government International Bond, 3.850%, 07/18/2027	1,694,408	0.0
	1,500,000		Indonesia Government International Bond, 4.125%, 01/15/2025	1,479,105	0.0
	600,000	(1)	Indonesia Government International Bond, 4.125%, 01/15/2025	591,642	0.0
	2,750,000	(1)	Indonesia Government International Bond, 4.350%, 01/08/2027	2,715,740	0.1
	3,557,550	(3)	Ivory Coast Government International Bond, 5.750%, 12/31/2032	3,372,629	0.1
	1,000,000		Jordan Government International Bond, 6.125%, 01/29/2026	984,540	0.0
	600,000	(1)	KazAgro National Management Holding JSC, 4.625%, 05/24/2023	593,392	0.0
	1,150,000		Lebanon Government International Bond, 6.100%, 10/04/2022	985,217	0.0
	718,000		Lebanon Government International Bond, 6.000%, 01/27/2023	609,805	0.0
	400,000		Mexico Government International Bond, 4.000%, 10/02/2023	403,170	0.0
	2,250,000		Morocco Government International Bond, 4.250%, 12/11/2022	2,257,875	0.0
	600,000	(1)	Morocco Government International Bond, 4.250%, 12/11/2022	602,100	0.0
	850,000		Namibia International Bonds, 5.500%, 11/03/2021	866,626	0.0
	693,000		Panama Government International Bond, 6.700%, 01/26/2036	869,029	0.0
	2,675,000		Perusahaan Penerbit SBSN Indonesia III, 4.150%, 03/29/2027	2,586,725	0.1
	4,000,000	(1)	Perusahaan Penerbit SBSN Indonesia III, 4.400%, 03/01/2028	3,919,200	0.1
	162,500		Republic of Angola Via Northern Lights III BV, 7.000%, 08/17/2019	164,437	0.0
	600,000		Paraguay Government International Bond, 4.625%, 01/25/2023	606,750	0.0
	600,000	(1)	Paraguay Government International Bond, 4.625%, 01/25/2023	606,750	0.0
PLN	41,657,000		Republic of Poland Government Bond, 3.250%, 07/25/2025	11,517,593	0.2

See Accompanying Notes to Financial Statements

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2018 (unaudited) (continued)

PLN	13,164,000		Republic of Poland Government Bond, 4.000%, 10/25/2023	3,816,053	0.1
	5,250,000		Republic of South Africa Government International Bond, 4.300%, 10/12/2028	4,719,682	0.1
	2,100,000		Republic of South Africa Government International Bond, 4.850%, 09/27/2027	1,981,111	0.0
	3,200,000		Republic of South Africa Government International Bond, 5.875%, 06/22/2030	3,188,422	0.1
	6,400,000		Russian Federal Bond - OFZ, 4.750%, 05/27/2026	6,405,517	0.1
	3,600,000		Russian Foreign Bond - Eurobond, 4.250%, 06/23/2027	3,462,070	0.1
	8,375,000	(1)	Saudi Government International Bond, 4.500%, 04/17/2030	8,429,136	0.1
	350,000		Sri Lanka Government International Bond, 5.875%, 07/25/2022	344,761	0.0
	1,100,000	(1)	Sri Lanka Government International Bond, 6.825%, 07/18/2026	1,085,309	0.0
	190,004		Tanzania Government International Bond, 8.544%, (US0003M + 6.000%), 03/09/2020	194,111	0.0
	800,000		Turkey Government International Bond, 4.875%, 10/09/2026	687,899	0.0
	1,000,000		Turkey Government International Bond, 5.125%, 02/17/2028	853,650	0.0
	1,000,000		Turkey Government International Bond, 6.125%, 10/24/2028	904,010	0.0
	200,000		Turkey Government International Bond, 6.250%, 09/26/2022	196,296	0.0
	2,083,000		Turkey Government International Bond, 7.375%, 02/05/2025	2,109,058	0.0
	2,726,000		Ukraine Government AID Bonds, 1.847%, 05/29/2020	2,691,178	0.1
	1,500,000		Ukraine Government International Bond, 7.750%, 09/01/2023	1,476,563	0.0
	2,300,000		Uruguay Government International Bond, 4.375%, 10/27/2027	2,347,437	0.0
	253,970		Uruguay Government International Bond, 7.625%, 03/21/2036	343,566	0.0
	341,643		Uruguay Government International Bond, 8.000%, 11/18/2022	387,256	0.0
	475,000		Vietnam Government International Bond, 6.750%, 01/29/2020	493,710	0.0

300,000	(1)	Zambia Government International Bond, 5.375%, 09/20/2022	212,052	0.0

	Total Foreign Government Bonds
	(Cost $165,362,786)		159,365,090	2.7

ASSET-BACKED SECURITIES: 12.3%
		Automobile Asset-Backed Securities: 0.4%
5,950,000		Americredit Automobile Receivables Trust 2018-2 D, 4.010%, 07/18/2024	5,953,394	0.1
400,000		AmeriCredit Automobile Receivables 2015-4 D, 3.720%, 12/08/2021	402,182	0.0
750,000		CarMax Auto Owner Trust 2017-4 D, 3.300%, 05/15/2024	735,977	0.0
600,000		GM Financial Automobile Leasing Trust 2018-1 B, 2.870%, 12/20/2021	595,038	0.0
1,596,316	(1)	OSCAR US Funding Trust 2014-1 A4, 2.550%, 12/15/2021	1,594,226	0.0
1,450,000	(1)	OSCAR US Funding Trust VI LLC 2017-1A A3, 2.820%, 06/10/2021	1,445,927	0.0
1,550,000	(1)	OSCAR US Funding Trust VII LLC 2017-2A A4, 2.760%, 12/10/2024	1,519,507	0.0
370,000		Santander Drive Auto Receivables Trust 2015-1 D, 3.240%, 04/15/2021	370,457	0.0
500,000		Santander Drive Auto Receivables Trust 2018-1 D, 3.320%, 03/15/2024	490,447	0.0
9,100,000		Santander Drive Auto Receivables Trust 2018-4 D, 3.980%, 12/15/2025	9,077,954	0.2
1,940,000	(1)	SunTrust Auto Receivables Trust 2015-1A B, 2.200%, 02/15/2021	1,924,071	0.1
800,000	(1)	Tesla Auto Lease Trust 2018-A D, 3.300%, 05/20/2020	796,598	0.0
			24,905,778	0.4

		Credit Card Asset-Backed Securities: 0.0%
600,000		Synchrony Credit Card Master Note Trust 2017-2 C, 3.010%, 10/15/2025	580,511	0.0

		Home Equity Asset-Backed Securities: 0.4%
7,958,339		Freddie Mac Structured Pass Through Certificates T-31 A7, 2.314%, (US0001M + 0.250%), 05/25/2031	7,907,707	0.1
4,176,891	(3)	GSAA Home Equity Trust 2006-4 4A3, 3.853%, 03/25/2036	3,449,385	0.1
4,296,254	(3)	GSAA Trust 2006-7 AF2, 5.995%, 03/25/2046	3,015,480	0.1
361,166	(3)	HSI Asset Loan Obligation Trust 2007-WF1 A6, 4.912%, 12/25/2036	320,820	0.0

See Accompanying Notes to Financial Statements

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2018 (unaudited) (continued)

1,971,627		Morgan Stanley Home Equity Loan Trust 2006-3 A3, 2.376%, (US0001M + 0.160%), 04/25/2036	1,556,247	0.0
1,231,628		Nomura Home Equity Loan, Inc. Home Equity Loan Trust Series 2007-1 2A3, 2.376%, (US0001M + 0.160%), 02/25/2037	1,106,077	0.0
1,499,591		Nomura Home Equity Loan, Inc. Home Equity Loan Trust Series 2007-1 2A4A, 2.446%, (US0001M + 0.230%), 02/25/2037	1,358,734	0.0
734,091		RASC Series 2001-KS1 AI6 Trust, 6.349%, 03/25/2032	729,073	0.0
3,500,000	(3)	Renaissance Home Equity Loan Trust 2005-3 AF4, 5.140%, 11/25/2035	3,639,283	0.1
			23,082,806	0.4

		Other Asset-Backed Securities: 10.2%
4,449,170	(1),(8)	Ajax Mortgage Loan Trust 2016-C A, 4.000% (Step Rate @ 7.000% on 11/25/2019), 10/25/2057	4,471,785	0.1
1,519,994	(1),(8)	Ajax Mortgage Loan Trust 2017-A A, 3.470% (Step Rate @ 6.470% on 05/25/2020), 04/25/2057	1,513,957	0.0
3,468,263	(1)	Ajax Mortgage Loan Trust 2018-A A, 3.850%, 04/25/2058	3,446,982	0.1
10,000,000	(1),(3)	Ajax Mortgage Loan Trust 2018-C A, 4.360%, 09/25/2065	10,025,000	0.2
5,100,000	(1)	ALM VII R-2 Ltd. 2013-7R2A A2R, 4.339%, (US0003M + 2.000%), 10/15/2027	5,101,601	0.1
2,930,000	(1)	ALM VIII Ltd. 2013-8A A1R, 3.829%, (US0003M + 1.490%), 10/15/2028	2,930,847	0.0
1,090,684	(1),(3),(4),(6)	American Homes 4 Rent 2015-SFR1 XS, 0.000%, 04/17/2052	–	–
1,250,000	(1)	American Homes 4 Rent 2015-SFR2 D, 5.036%, 10/17/2045	1,298,737	0.0
6,889,436	(1),(3),(4),(6)	American Homes 4 Rent 2015-SFR2 XS, 0.000%, 10/17/2045	–	–
3,900,000	(1)	Apidos CLO XII 2013-12A AR, 3.419%, (US0003M + 1.080%), 04/15/2031	3,893,347	0.1
500,000	(1)	Apidos CLO XII 2013-12A CR, 4.139%, (US0003M + 1.800%), 04/15/2031	495,800	0.0
3,130,000	(1)	Apidos CLO XVII 2014-17A A2R, 4.186%, (US0003M + 1.850%), 04/17/2026	3,130,770	0.1
5,420,000	(1)	Apidos CLO XVII 2014-17A BR, 4.836%, (US0003M + 2.500%), 04/17/2026	5,430,618	0.1

3,860,000	(1)	Apidos Clo XXV 2016-25A A1, 3.808%, (US0003M + 1.460%), 10/20/2028	3,860,726	0.1
10,000,000	(1)	ARES XLVI CLO Ltd. 2017-46A A2, 3.569%, (US0003M + 1.230%), 01/15/2030	10,012,650	0.2
4,350,000	(1)	Ares XXIX CLO Ltd. 2014-1A BR, 4.636%, (US0003M + 2.300%), 04/17/2026	4,353,154	0.1
2,000,000	(1)	Atrium CDO Corp. 12A CR, 3.997%, (US0003M + 1.650%), 04/22/2027	1,982,322	0.0
3,970,000	(1)	Avery Point IV CLO Ltd. 2014-1A CR, 4.685%, (US0003M + 2.350%), 04/25/2026	3,974,625	0.1
3,620,000	(1)	Babson CLO Ltd. 2014-IA BR, 4.548%, (US0003M + 2.200%), 07/20/2025	3,621,430	0.1
3,890,000	(1)	Babson CLO Ltd. 2017-1A A2, 3.683%, (US0003M + 1.350%), 07/18/2029	3,891,490	0.1
6,361,000	(1)	Babson CLO Ltd. 2018-3A A2, 3.320%, (US0003M + 1.300%), 07/20/2029	6,343,933	0.1
1,650,000	(1)	Bain Capital Credit CLO 2017-1A A2, 3.698%, (US0003M + 1.350%), 07/20/2030	1,653,041	0.0
8,770,000	(1)	Benefit Street Partners CLO II Ltd. 2013-IIA A1R, 3.589%, (US0003M + 1.250%), 07/15/2029	8,792,092	0.1
7,500,000	(1)	Benefit Street Partners CLO VIII Ltd. 2015-8A A1BR, 3.548%, (US0003M + 1.200%), 01/20/2031	7,434,038	0.1
3,190,000	(1)	Benefit Street Partners CLO X Ltd. 2016-10A A1, 3.829%, (US0003M + 1.490%), 01/15/2029	3,191,882	0.1
5,000,000	(1)	Benefit Street Partners CLO XIV Ltd. 2018-14A A2, 3.498%, (US0003M + 1.150%), 04/20/2031	4,936,000	0.1
4,070,000	(1)	BlueMountain CLO 2015-1A BR, 4.837%, (US0003M + 2.500%), 04/13/2027	4,083,846	0.1
3,270,000	(1)	Burnham Park Clo Ltd. 2016-1A A, 3.778%, (US0003M + 1.430%), 10/20/2029	3,275,091	0.1
10,000,000	(1)	Carbone CLO Ltd 2017-1A A1, 3.488%, (US0003M + 1.140%), 01/20/2031	9,994,690	0.2
700,000	(1)	Carlyle Global Market Strategies CLO 2014-2RA A1 Ltd., 3.364%, (US0003M + 1.050%), 05/15/2031	697,749	0.0
3,250,000	(1)	Carlyle Global Market Strategies CLO Ltd. 2014-1A A2R2, 3.466%, (US0003M + 1.130%), 04/17/2031	3,256,390	0.1

See Accompanying Notes to Financial Statements

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2018 (unaudited) (continued)

6,380,000	(1)	Carlyle Global Market Strategies CLO Ltd. 2017-1A A1A, 3.648%, (US0003M + 1.300%), 04/20/2031	6,392,639	0.1
4,300,000	(1)	Cedar Funding II CLO Ltd. 2013-1A CR, 4.677%, (US0003M + 2.350%), 06/09/2030	4,310,346	0.1
3,500,000	(1)	Cedar Funding IV CLO Ltd. 2014-4A CR, 4.597%, (US0003M + 2.250%), 07/23/2030	3,502,870	0.1
9,680,000	(1)	Cedar Funding VI CLO Ltd. 2016-6A A1, 3.818%, (US0003M + 1.470%), 10/20/2028	9,680,784	0.2
3,530,000	(1)	Cedar Funding VIII Clo Ltd. 2017-8A A1, 3.586%, (US0003M + 1.250%), 10/17/2030	3,533,625	0.1
4,700,000	(1)	Cent CLO 2014-22A A2AR, 4.293%, (US0003M + 1.950%), 11/07/2026	4,702,214	0.1
37,149		Chase Funding Trust Series 2003-5 2A2, 2.816%, (US0001M + 0.600%), 07/25/2033	36,164	0.0
4,050,000	(1)	CIFC Funding 2013-2A A1LR, 3.543%, (US0003M + 1.210%), 10/18/2030	4,054,374	0.1
2,750,000	(1)	CIFC Funding 2014-4A C1R, 4.986%, (US0003M + 2.650%), 10/17/2026	2,751,169	0.0
3,660,000	(1)	CIFC Funding 2016-1A A, 3.827%, (US0003M + 1.480%), 10/21/2028	3,667,368	0.1
2,150,000	(1)	CIFC Funding 2017-2A C, 4.698%, (US0003M + 2.350%), 04/20/2030	2,155,990	0.0
7,400,000	(1)	CIFC Funding 2017-4 A1, 3.592%, (US0003M + 1.250%), 10/24/2030	7,455,152	0.1
3,000,000	(1)	CIFC Funding 2017-5A A1, 3.516%, (US0003M + 1.180%), 11/16/2030	3,000,918	0.0
1,000,000	(1)	CIFC Funding 2018-IA B Ltd., 3.557%, (US0003M + 1.400%), 04/18/2031	987,524	0.0
7,425,000		Countrywide Asset-Backed Certificates 2005-AB2 M1, 2.921%, (US0001M + 0.705%), 09/25/2035	7,215,974	0.1
11,551,698		Credit-Based Asset Servicing & Securitization LLC 2006-CB8 A2C, 2.366%, (US0001M + 0.150%), 10/25/2036	10,276,946	0.2
4,540,325	(1)	DB Master Finance LLC 2015-1A A2II, 3.980%, 02/20/2045	4,546,102	0.1
4,200,000	(1)	Deer Creek Clo Ltd. 2017-1A A, 3.528%, (US0003M + 1.180%), 10/20/2030	4,201,256	0.1
7,000,000	(1)	Dewolf Park Clo Ltd. 2017-1A A, 3.549%, (US0003M + 1.210%), 10/15/2030	7,007,161	0.1

643,500	(1)	Domino's Pizza Master Issuer LLC 2017-1A A2II, 3.082%, 07/25/2047	622,734	0.0
2,394,000	(1)	Domino's Pizza Master Issuer LLC 2018-1A A2I, 4.116%, 07/25/2048	2,382,954	0.0
2,344,125	(1)	Driven Brands Funding, LLC 2018-1A A2, 4.739%, 04/20/2048	2,333,993	0.0
5,565,000	(1)	Dryden 33 Senior Loan Fund 2014-33A AR, 3.769%, (US0003M + 1.430%), 10/15/2028	5,576,113	0.1
6,660,000	(1)	Dryden Senior Loan Fund 2017-47A A2, 3.689%, (US0003M + 1.350%), 04/15/2028	6,663,536	0.1
6,410,000	(1)	Dryden Senior Loan Fund 2017-47A C, 4.539%, (US0003M + 2.200%), 04/15/2028	6,429,756	0.1
5,565,000	(1)	Dryden XXVIII Senior Loan Fund 2013-28A A1LR, 3.514%, (US0003M + 1.200%), 08/15/2030	5,566,469	0.1
8,000,000	(1)	Eaton Vance Clo 2015-1A A2R Ltd., 3.598%, (US0003M + 1.250%), 01/20/2030	7,979,752	0.1
4,228,050	(1)	Five Guys Holdings, Inc. 2017-1A A2, 4.600%, 07/25/2047	4,220,574	0.1
3,000,000	(1)	Flatiron CLO Ltd. 2013-1A A2R, 3.986%, (US0003M + 1.650%), 01/17/2026	3,000,774	0.0
3,920,000	(1)	Flatiron CLO Ltd. 2013-1A BR, 4.686%, (US0003M + 2.350%), 01/17/2026	3,921,113	0.1
4,250,000	(1)	Galaxy XIX CLO Ltd. 2015-19A A1R, 3.562%, (US0003M + 1.220%), 07/24/2030	4,252,393	0.1
2,500,000	(1)	Galaxy XV CLO Ltd. 2013-15A AR, 3.539%, (US0003M + 1.200%), 10/15/2030	2,501,005	0.0
8,000,000	(1)	Galaxy XXI CLO Ltd. 2015-21A AR, 3.368%, (US0003M + 1.020%), 04/20/2031	7,969,536	0.1
2,300,000	(1)	Gilbert Park CLO Ltd. 2017-1A A, 3.529%, (US0003M + 1.190%), 10/15/2030	2,302,353	0.0
7,000,000	(1)	Goldentree Loan Management US Clo 2 Ltd. 2017-2A A, 3.498%, (US0003M + 1.150%), 11/28/2030	7,008,953	0.1
2,001,796	(1)	HERO Funding Trust 2015-2A A, 3.990%, 09/20/2040	2,002,838	0.0
1,893,378	(1)	HERO Funding Trust 2016-2A A, 3.750%, 09/20/2041	1,874,656	0.0
1,250,000	(1)	Home Partners of America 2018-1 E Trust, 4.008%, (US0001M + 1.850%), 07/17/2037	1,241,516	0.0

See Accompanying Notes to Financial Statements

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2018 (unaudited) (continued)

1,500,000	(1)	Jay Park CLO Ltd. 2016-1A B, 4.748%, (US0003M + 2.400%), 10/20/2027	1,500,861	0.0
3,462,509	(1)	JGWPT XXXIII LLC 2014-3A A, 3.500%, 06/15/2077	3,342,741	0.1
6,000,000	(1),(9)	KKR CLO 21 A Ltd., 3.345%, (US0003M + 1.000%), 04/15/2031	5,957,406	0.1
6,000,000	(1)	LCM 26A A2 Ltd., 3.598%, (US0003M + 1.250%), 01/20/2031	5,999,898	0.1
1,867,000	(1)	LCM XIV L.P. 14A AR, 3.440%, (US0003M + 1.040%), 07/20/2031	1,863,697	0.0
5,000,000	(1)	LCM XVIII L.P. 18A A2R, 3.568%, (US0003M + 1.220%), 04/20/2031	4,958,795	0.1
5,400,000	(1)	LCM XXIII Ltd. 23A A1, 3.748%, (US0003M + 1.400%), 10/20/2029	5,420,871	0.1
4,500,000	(1)	Madison Park Funding XI Ltd. 2013-11A CR, 4.547%, (US0003M + 2.200%), 07/23/2029	4,500,819	0.1
5,400,000	(1)	Madison Park Funding XV Ltd. 2014-15A B1R, 4.537%, (US0003M + 2.200%), 01/27/2026	5,402,306	0.1
1,400,000	(1)	Madison Park Funding XXVII Ltd. 2018-27A B, 4.148%, (US0003M + 1.800%), 04/20/2030	1,390,133	0.0
1,100,000	(1),(3)	Mill City Mortgage Loan Trust 2017-1 M2, 3.250%, 11/25/2058	1,028,991	0.0
3,200,000	(1),(3)	Mill City Mortgage Loan Trust 2017-2 M2, 3.250%, 07/25/2059	2,980,358	0.0
2,482,000	(1),(3)	Mill City Mortgage Trust 2015-2 B2, 3.817%, 09/25/2057	2,377,152	0.0
6,655,490	(1)	Mosaic Solar Loan Trust 2018-1A A, 4.010%, 06/22/2043	6,606,401	0.1
10,807,342	(1)	Mosaic Solar Loan Trust 2018-2-GS A, 4.200%, 02/22/2044	10,791,696	0.2
2,086,000	(1)	Mosaic Solar Loan Trust 2018-2-GS B, 4.740%, 02/22/2044	2,072,897	0.0
3,941,038	(1)	Mosaic Solar Loans 2017-2A A LLC, 3.820%, 06/22/2043	3,883,876	0.1
2,500,000	(1)	OCP CLO 2015-8 Ltd. 2015-8A BR, 4.186%, (US0003M + 1.850%), 04/17/2027	2,491,048	0.0
9,470,000	(1)	Octagon Investment Partners 30 Ltd. 2017-1A A1, 3.668%, (US0003M + 1.320%), 03/17/2030	9,517,341	0.2
3,000,000	(1)	Octagon Investment Partners Ltd. 2017-1A A2, 3.689%, (US0003M + 1.350%), 07/15/2029	3,004,227	0.0
5,520,000	(1)	Octagon Investment Partners XIV Ltd. 2012-1A A1BR, 3.714%, (US0003M + 1.375%), 07/15/2029	5,511,759	0.1

1,570,000	(1)	Octagon Investment Partners XIX Ltd. 2014-1A CR, 4.439%, (US0003M + 2.100%), 04/15/2026	1,570,066	0.0
4,060,000	(1)	Octagon Investment Partners XV Ltd. 2013-1A A2R, 3.692%, (US0003M + 1.350%), 07/19/2030	4,068,396	0.1
5,660,000	(1)	OHA Loan Funding Ltd. 2015-1A AR, 3.724%, (US0003M + 1.410%), 08/15/2029	5,683,936	0.1
5,980,000	(1)	OHA Loan Funding Ltd. 2015-1A BR, 4.114%, (US0003M + 1.800%), 08/15/2029	5,981,824	0.1
6,000,000	(1)	Palmer Square CLO 2013-2A BR Ltd., 4.586%, (US0003M + 2.250%), 10/17/2027	6,001,320	0.1
3,550,000	(1)	Palmer Square CLO 2014-1A A1R2 Ltd., 3.466%, (US0003M + 1.130%), 01/17/2031	3,550,863	0.1
8,550,000	(1)	Palmer Square CLO 2015-1A BR Ltd., 4.862%, (US0003M + 2.550%), 05/21/2029	8,582,550	0.1
2,190,000	(1)	Palmer Square CLO 2015-2A A1AR Ltd., 3.618%, (US0003M + 1.270%), 07/20/2030	2,193,863	0.0
4,340,000	(1)	Palmer Square CLO 2015-2A A1BR Ltd., 3.698%, (US0003M + 1.350%), 07/20/2030	4,350,464	0.1
10,000,000	(1)	Palmer Square CLO 2018-1A A1 Ltd., 3.208%, (US0003M + 1.030%), 04/18/2031	9,946,980	0.2
5,950,000	(1)	Palmer Square Loan Funding 2017-1A C Ltd., 5.139%, (US0003M + 2.800%), 10/15/2025	5,909,433	0.1
6,700,000	(1)	Palmer Square Loan Funding 2018-1A B Ltd., 3.739%, (US0003M + 1.400%), 04/15/2026	6,696,261	0.1
4,000,000	(1)	Palmer Square Loan Funding 2018-1A C Ltd., 4.189%, (US0003M + 1.850%), 04/15/2026	3,969,260	0.1
1,000,000	(1),(9)	Palmer Square Loan Funding 2018-2A C Ltd., 4.310%, (US0003M + 1.950%), 07/15/2026	980,107	0.0
6,200,000	(1)	Planet Fitness Master Issuer LLC 2018-1A A2I, 4.262%, 09/05/2048	6,201,132	0.1
789,474	(3)	Popular ABS Mortgage Pass-Through Trust 2005-D A5, 4.031%, 01/25/2036	780,464	0.0
4,000,000	(1)	Progress Residential 2015-SFR2 E, 4.427%, 06/12/2032	3,995,916	0.1
6,680,000	(1)	Progress Residential 2018-SFR3 E Trust, 4.873%, 10/17/2035	6,689,820	0.1

See Accompanying Notes to Financial Statements

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2018 (unaudited) (continued)

4,300,000	(1),(3)	SoFi Consumer Loan Program 2016-3 B, 4.490%, 12/26/2025	4,349,896	0.1
2,000,000	(1),(3)	Sofi Consumer Loan Program 2016-4 C LLC, 5.920%, 11/25/2025	2,095,614	0.0
3,400,000	(1),(3)	Sofi Consumer Loan Program 2016-5 B LLC, 4.550%, 09/25/2028	3,447,739	0.1
5,101,000	(1)	SoFi Consumer Loan Program 2017-3 B, 3.850%, 05/25/2026	5,072,590	0.1
1,585,000	(1)	Sofi Consumer Loan Program 2017-6 B LLC, 3.520%, 11/25/2026	1,560,507	0.0
7,000,000	(1)	Sofi Consumer Loan Program 2018-1 C Trust, 3.970%, 02/25/2027	6,893,548	0.1
4,000,000	(1)	Sofi Consumer Loan Program 2018-2 B Trust, 3.790%, 04/26/2027	3,971,946	0.1
3,700,000	(1)	Sofi Consumer Loan Program 2018-2 C Trust, 4.250%, 04/26/2027	3,671,582	0.1
9,950,000	(1)	Sofi Consumer Loan Program 2018-3 C Trust, 4.670%, 08/25/2027	9,970,813	0.2
350,000	(1)	Sonic Capital LLC 2018-1A A2, 4.026%, 02/20/2048	344,437	0.0
2,258,080	(1)	Springleaf Funding Trust 2015-A A, 3.160%, 11/15/2024	2,258,383	0.0
7,320,000	(1)	Symphony CLO Ltd. 2012-9A AR, 3.789%, (US0003M + 1.450%), 10/16/2028	7,324,399	0.1
3,120,000	(1)	Symphony CLO Ltd. 2016-18A B, 4.147%, (US0003M + 1.800%), 01/23/2028	3,126,249	0.1
3,080,000	(1)	Symphony CLO XIV Ltd. 2014-14A C1R, 4.839%, (US0003M + 2.500%), 07/14/2026	3,080,705	0.0
3,890,750	(1)	Taco Bell Funding 2016-1A A2I, 3.832%, 05/25/2046	3,897,537	0.1
705,260	(1)	Taco Bell Funding LLC 2016-1A A2II, 4.377%, 05/25/2046	713,137	0.0
7,200,000	(1)	TES LLC 2017-1A B, 7.740%, 10/20/2047	7,278,585	0.1
2,580,000	(1)	Thacher Park CLO Ltd. 2014-1A CR, 4.548%, (US0003M + 2.200%), 10/20/2026	2,581,192	0.0
7,000,000	(1)	THL Credit Wind River 2013-2A AR CLO Ltd., 3.563%, (US0003M + 1.230%), 10/18/2030	7,015,253	0.1
6,000,000	(1)	THL Credit Wind River 2017-1A C CLO Ltd., 4.633%, (US0003M + 2.300%), 04/18/2029	6,013,098	0.1
7,080,000	(1)	THL Credit Wind River 2017-2A A CLO Ltd., 3.578%, (US0003M + 1.230%), 07/20/2030	7,086,181	0.1

9,030,000	(1)	Wind River CLO Ltd. 2016-2A A, 3.843%, (US0003M + 1.500%), 11/01/2028	9,032,790	0.1
7,500,000	(1)	Tiaa Clo III Ltd 2017-2A A, 3.489%, (US0003M + 1.150%), 01/16/2031	7,481,723	0.1
1,400,000	(1),(3)	Towd Point Mortgage Trust 2015-2 1B1, 3.642%, 11/25/2060	1,396,075	0.0
2,640,000	(1),(3)	Towd Point Mortgage Trust 2015-2 2B2, 4.403%, 11/25/2057	2,711,496	0.0
4,346,000	(1),(3)	Towd Point Mortgage Trust 2016-2 M1, 3.000%, 08/25/2055	4,059,354	0.1
3,200,000	(1),(3)	Towd Point Mortgage Trust 2017-1 M1, 3.750%, 10/25/2056	3,149,631	0.1
2,200,000	(1),(3)	Towd Point Mortgage Trust 2017-3 M1, 3.500%, 07/25/2057	2,121,357	0.0
9,525,000	(1),(3)	Towd Point Mortgage Trust 2017-6 M2, 3.250%, 10/25/2057	8,718,838	0.1
3,000,000	(1)	Trafigura Securitisation Finance PLC 2018-1A B, 4.290%, 03/15/2022	2,999,801	0.1
1,500,000	(1)	Venture XX CLO Ltd. 2015-20A CR, 4.239%, (US0003M + 1.900%), 04/15/2027	1,497,357	0.0
1,985,000	(1)	Wendys Funding LLC 2018-1A A2I, 3.573%, 03/15/2048	1,912,448	0.0
3,671,550	(1)	Wendy's Funding LLC 2018-1A A2II, 3.884%, 03/15/2048	3,528,874	0.1
			612,543,250	10.2

		Student Loan Asset-Backed Securities: 1.3%
1,486,760	(1)	Commonbond Student Loan Trust 2016-B, 4.000%, 10/25/2040	1,451,781	0.0
2,300,000	(1)	Commonbond Student Loan Trust 2017-BGS B, 3.260%, 09/25/2042	2,209,051	0.0
1,000,000	(1)	Commonbond Student Loan Trust 2018-A-GS C, 3.820%, 02/25/2044	994,262	0.0
9,502,000	(1)	Commonbond Student Loan Trust 2018-BGS B, 3.990%, 09/25/2045	9,492,573	0.2
980,175	(1)	DRB Prime Student Loan Trust 2015-B A2, 3.170%, 07/25/2031	975,900	0.0
1,415,936	(1)	DRB Prime Student Loan Trust 2015-D A2, 3.200%, 01/25/2040	1,412,203	0.0
2,900,000	(1)	DRB Prime Student Loan Trust 2017-A A2B, 2.850%, 05/27/2042	2,820,814	0.1
580,063	(1)	Earnest Student Loan Program, LLC 2016-A B, 2.500%, 01/25/2039	551,035	0.0
689,012	(1),(3)	Earnest Student Loan Program, LLC 2016-B B, 4.810%, 09/25/2036	691,144	0.0

See Accompanying Notes to Financial Statements

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2018 (unaudited) (continued)

525,396	(1)	Earnest Student Loan Program, LLC 2016-C B, 4.460%, 01/26/2037	520,578	0.0
835,656	(1)	Laurel Road Prime Student Loan Trust 2017-B A4, 3.020%, 08/25/2042	813,177	0.0
4,400,000	(1)	Navient Private Education Loan Trust 2014-AA A3, 3.758%, (US0001M + 1.600%), 10/15/2031	4,540,900	0.1
3,000,000	(1)	Navient Private Education Refi Loan Trust 2018-A B, 3.680%, 02/18/2042	2,948,637	0.1
6,500,000	(1)	Navient Private Education Refi Loan Trust 2018-CA B, 4.220%, 06/16/2042	6,435,219	0.1
2,700,000	(1)	SMB Private Education Loan Trust 2014-A C, 4.500%, 09/15/2045	2,594,012	0.0
1,450,000	(1)	SMB Private Education Loan Trust 2017-A B, 3.500%, 06/17/2041	1,396,162	0.0
1,213,070	(1)	SoFi Professional Loan Program 2015-C A2, 2.510%, 08/25/2033	1,188,820	0.0
4,100,000	(1),(3)	SoFi Professional Loan Program 2016-E C, 4.430%, 10/25/2041	3,950,089	0.1
3,000,000	(1),(3)	SoFi Professional Loan Program 2017-C B, 3.560%, 07/25/2040	2,911,944	0.1
3,900,000	(1)	SoFi Professional Loan Program 2017-F BFX LLC, 3.620%, 01/25/2041	3,802,035	0.1
3,250,000	(1)	Sofi Professional Loan Program 2018-A B LLC, 3.610%, 02/25/2042	3,164,337	0.1
8,000,000	(1)	Sofi Professional Loan Program 2018-B BFX Trust, 3.830%, 08/25/2047	7,896,815	0.1
5,800,000	(1)	Sofi Professional Loan Program 2018-C BFX Trust, 4.130%, 01/25/2048	5,777,696	0.1
6,000,000	(1)	Sofi Professional Loan Program 2018-D BFX Trust, 4.140%, 02/25/2048	6,001,522	0.1
			74,540,706	1.3

	Total Asset-Backed Securities
	(Cost $736,970,340)		735,653,051	12.3

COMMERCIAL MORTGAGE-BACKED SECURITIES: 7.7%
20,205,000	(3),(4)	Banc of America Commercial Mortgage Trust 2017-BNK3 XB, 0.781%, 02/15/2050	933,588	0.0
4,390,000	(1)	Bancorp Commercial Mortgage 2018 CRE4 D Trust, 4.620%, (US0001M + 2.100%), 09/15/2035	4,398,231	0.1
25,209,743	(3),(4)	BANK 2017-BNK4 XA, 1.607%, 05/15/2050	2,186,386	0.0
12,930,000		BANK 2017-BNK8 A4, 3.488%, 11/15/2050	12,632,554	0.2
4,880,000	(3)	BANK 2017-BNK8 B, 3.931%, 11/15/2050	4,833,760	0.1
167,655,000	(3),(4)	BANK 2017-BNK8 XB, 0.223%, 11/15/2050	2,436,815	0.0

103,900,000	(3),(4)	BANK 2018-BNK14 XA, 0.528%, 09/15/2060	4,019,361	0.1
19,110,000	(1),(3),(4)	BANK 2018-BNK14 XD, 1.598%, 09/15/2060	2,461,607	0.0
103,941	(1),(3)	BAMLL Re-REMIC Trust 2015-FRR11 A705, 0.893%, 09/27/2044	103,653	0.0
92,840,000	(1),(3),(4)	BBCCRE Trust 2015-GTP XA, 0.749%, 08/10/2033	3,587,375	0.1
2,400,000	(1)	BDS 2018-FL2 D, 4.708%, (US0001M + 2.550%), 08/15/2035	2,418,047	0.0
681,228	(1),(3)	Bear Stearns Commercial Mortgage Securities Trust 2004-TOP14 M, 5.405%, 01/12/2041	680,678	0.0
760,000	(1),(3)	Bear Stearns Commercial Mortgage Securities Trust 2004-TOP14 N, 5.405%, 01/12/2041	753,343	0.0
6,814,000	(1),(3)	Bear Stearns Commercial Mortgage Securities Trust 2005-TOP18 G, 6.027%, 02/13/2042	6,950,123	0.1
2,680,000	(1)	BX Trust 2018-GW D, 3.928%, (US0001M + 1.770%), 05/15/2035	2,700,157	0.0
3,580,000	(1)	BX Trust 2018-GW E, 4.128%, (US0001M + 1.970%), 05/15/2035	3,611,442	0.1
6,540,000	(1)	BXMT 2017-FL1 A Ltd., 3.028%, (US0001M + 0.870%), 06/15/2035	6,550,240	0.1
4,520,000	(3)	CCUBS Commercial Mortgage Trust 2017-C1 C, 4.540%, 11/15/2050	4,442,439	0.1
94,045,476	(3),(4)	CCUBS Commercial Mortgage Trust 2017-C1 XA, 1.022%, 11/15/2050	6,171,575	0.1
25,286,021	(3),(4)	CD 2016-CD1 Mortgage Trust XA, 1.562%, 08/10/2049	2,087,450	0.0
45,113,000	(1),(3),(4)	CD 2016-CD1 Mortgage Trust XB, 0.816%, 08/10/2049	2,164,626	0.0
34,099,539	(3),(4)	CD 2017-CD4 Mortgage Trust XA, 1.476%, 05/10/2050	2,761,977	0.0
4,280,000	(3)	CD 2017-CD6 Mortgage Trust C, 4.411%, 11/13/2050	4,223,142	0.1
3,120,000	(1)	CHT 2017-COSMO A Mortgage Trust, 3.088%, (US0001M + 0.930%), 11/15/2036	3,124,756	0.1
4,139,000	(3)	Citigroup Commercial Mortgage Trust 2013-GC17 C, 5.263%, 11/10/2046	4,279,420	0.1
3,910,000	(1),(3)	Citigroup Commercial Mortgage Trust 2014-GC19, 5.166%, 03/10/2047	3,957,672	0.1
3,430,000	(3)	Citigroup Commercial Mortgage Trust 2014-GC25, 4.680%, 10/10/2047	3,360,846	0.1

See Accompanying Notes to Financial Statements

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2018 (unaudited) (continued)

3,040,000		Citigroup Commercial Mortgage Trust 2016-P4 A4, 2.902%, 07/10/2049	2,870,536	0.0
41,467,723	(3),(4)	Citigroup Commercial Mortgage Trust 2016-P4 XA, 2.156%, 07/10/2049	4,603,249	0.1
64,867,500	(3),(4)	Citigroup Commercial Mortgage Trust 2017-C4 XA, 1.269%, 10/12/2050	4,634,400	0.1
3,940,000	(3)	Citigroup Commercial Mortgage Trust 2017-P8 C, 4.414%, 09/15/2050	3,869,558	0.1
40,588,924	(3),(4)	Citigroup Commercial Mortgage Trust 2017-P8 XA, 1.071%, 09/15/2050	2,619,289	0.0
89,176,980	(3),(4)	Citigroup Commercial Mortgage Trust 2018-C5 XA, 0.761%, 06/10/2051	4,629,578	0.1
5,000,000	(1)	Citigroup Commercial Mortgage Trust 2018-TBR E, 4.958%, (US0001M + 2.800%), 12/15/2036	5,043,573	0.1
4,972,142	(3),(4)	COMM 2012-CR1 XA, 2.048%, 05/15/2045	274,687	0.0
29,745,316	(3),(4)	COMM 2012-CR2 XA, 1.814%, 08/15/2045	1,528,023	0.0
35,433,347	(3),(4)	COMM 2012-CR4 XA, 1.941%, 10/15/2045	1,974,172	0.0
27,260,000	(1),(3),(4)	COMM 2012-CR4 XB, 0.747%, 10/15/2045	634,357	0.0
55,318,981	(1),(3),(4)	COMM 2012-LC4 XA, 2.380%, 12/10/2044	2,910,199	0.1
183,922,741	(3),(4)	COMM 2013-CCRE13 XA, 1.022%, 11/10/2046	5,321,878	0.1
4,240,000	(1),(3)	COMM 2013-CR10 C, 4.972%, 08/10/2046	4,240,349	0.1
4,097,500	(3)	COMM 2014-CCRE18, 4.456%, 07/15/2047	4,161,669	0.1
107,507,332	(3),(4)	COMM 2014-UBS3 XA, 1.440%, 06/10/2047	4,869,727	0.1
138,423,992	(1),(3),(4)	COMM 2015-PC1 XA, 0.874%, 07/10/2050	4,408,126	0.1
920,000	(3)	COMM 2016-COR1 C, 4.539%, 10/10/2049	906,963	0.0
69,659,026	(3),(4)	COMM 2016-CR28 XA, 0.706%, 02/10/2049	2,574,214	0.0
36,383,449	(3),(4)	COMM 2017-COR2 XA, 1.333%, 09/10/2050	2,993,314	0.1
4,340,000	(1),(3)	CSAIL 2017-CX10 D Commercial Mortgage Trust, 4.250%, 11/15/2050	3,981,839	0.1
16,280,000	(1)	CSWF 2018-TOP E, 4.313%, (US0001M + 2.250%), 08/15/2035	16,322,867	0.3
13,300,000	(1)	CSWF 2018-TOP F, 4.813%, (US0001M + 2.750%), 08/15/2035	13,347,465	0.2
7,065,000	(1),(5)	DBRR Re-REMIC Trust 2015-FRR1 B711, 0.000%, 08/28/2045	6,763,925	0.1
2,840,000	(1),(3)	DBUBS 2011-LC2A D, 5.718%, 07/10/2044	2,923,465	0.1
4,460,000	(1),(3)	DBJPM 16-C3 Mortgage Trust, 3.634%, 08/10/2049	3,809,243	0.1
16,840,000	(3),(4)	Freddie Mac Multifamily Structured Pass Through Certificates K008 X3, 5.445%, 08/25/2020	1,444,734	0.0

27,973,945	(3),(4)	Freddie Mac Multifamily Structured Pass Through Certificates K010 X3, 4.781%, 11/25/2044	2,487,572	0.0
32,886,106	(3),(4)	Freddie Mac Multifamily Structured Pass Through Certificates K011 X3, 2.659%, 12/25/2043	1,746,321	0.0
77,599,012	(3),(4)	Freddie Mac Multifamily Structured Pass Through Certificates K013 X3, 2.910%, 01/25/2043	4,751,364	0.1
41,132,280	(3),(4)	Freddie Mac Multifamily Structured Pass Through Certificates K014 X1, 1.323%, 04/25/2021	1,018,933	0.0
30,554,471	(3),(4)	Freddie Mac Multifamily Structured Pass Through Certificates K020 X1, 1.549%, 05/25/2022	1,276,389	0.0
42,047,111	(3),(4)	Freddie Mac Multifamily Structured Pass Through Certificates K020 X3, 1.938%, 05/25/2040	2,559,261	0.0
20,890,903	(3),(4)	Freddie Mac Multifamily Structured Pass Through Certificates K021 X3, 2.035%, 07/25/2040	1,450,656	0.0
31,879,545	(3),(4)	Freddie Mac Multifamily Structured Pass Through Certificates K029 X3, 1.649%, 05/25/2041	1,999,214	0.0
32,460,000	(3),(4)	Freddie Mac Multifamily Structured Pass Through Certificates K040 X3, 2.104%, 11/25/2042	3,355,309	0.1
11,182,501	(3),(4)	Freddie Mac Multifamily Structured Pass Through Certificates K706 X1, 1.689%, 10/25/2018	26,821	0.0
18,025,900	(3),(4)	Freddie Mac Multifamily Structured Pass Through Certificates K707 X1, 1.625%, 12/25/2018	33,193	0.0
43,020,953	(3),(4)	Freddie Mac Multifamily Structured Pass Through Certificates K709 X1, 1.627%, 03/25/2019	147,502	0.0
40,175,854	(3),(4)	Freddie Mac Multifamily Structured Pass Through Certificates K711 X1, 1.803%, 07/25/2019	266,462	0.0
46,811,543	(3),(4)	Freddie Mac Multifamily Structured Pass Through Certificates K712 X1, 1.444%, 11/25/2019	460,200	0.0
156,094,613	(3),(4)	Freddie Mac Multifamily Structured Pass Through Certificates KC01 X1, 0.840%, 12/25/2022	2,785,945	0.0
207,239,990	(1),(4)	FREMF Mortgage Trust 2012-K17 X2A, 0.100%, 12/25/2044	514,950	0.0
4,714,000	(1)	GPT 2018-GPP E Mortgage Trust, 4.628%, (US0001M + 2.470%), 06/15/2035	4,735,304	0.1

See Accompanying Notes to Financial Statements

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2018 (unaudited) (continued)

4,580,000	(1)	GS Mortgage Securities Corp. II 2018-RIVR E, 3.708%, (US0001M + 1.550%), 07/15/2035	4,539,253	0.1
4,400,000	(1)	GS Mortgage Securities Corp. II 2018-RIVR F, 4.258%, (US0001M + 2.100%), 07/15/2035	4,364,587	0.1
3,400,000	(1),(3)	GS Mortgage Securities Trust 2010-C2 D, 5.354%, 12/10/2043	3,450,412	0.1
3,000,000	(1),(3)	GS Mortgage Securities Trust 2010-C2 E, 4.548%, 12/10/2043	2,871,356	0.1
2,710,000	(1),(3)	GS Mortgage Securities Trust 2010-C2 F, 4.548%, 12/10/2043	2,469,819	0.0
23,124,194	(3),(4)	GS Mortgage Securities Trust 2012-GCJ7 XA, 2.402%, 05/10/2045	1,062,744	0.0
50,801,035	(3),(4)	GS Mortgage Securities Trust 2013-GC16 XA, 1.308%, 11/10/2046	2,228,067	0.0
106,224,233	(3),(4)	GS Mortgage Securities Trust 2013-GCJ14 XA, 0.789%, 08/10/2046	2,748,913	0.0
67,741,908	(3),(4)	GS Mortgage Securities Trust 2014-GC22 XA, 1.147%, 06/10/2047	2,689,388	0.0
3,936,000	(3)	GS Mortgage Securities Trust 2015-FRR1 K3B, 5.396%, 06/27/2041	3,900,115	0.1
82,993,680	(3),(4)	GS Mortgage Securities Trust 2016-GS4 XA, 0.712%, 11/10/2049	2,707,187	0.0
69,696	(1),(3)	JP Morgan Chase Commercial Mortgage Securities Corp. 2004-C2 H, 5.954%, 05/15/2041	69,573	0.0
17,385,000	(1),(3),(4)	JP Morgan Chase Commercial Mortgage Securities Corp. 2012-LC9 XB, 0.414%, 12/15/2047	225,690	0.0
225,246	(1),(3)	JP Morgan Chase Commercial Mortgage Securities Trust 2003-CB6 H, 5.379%, 07/12/2037	224,003	0.0
1,170,512	(3)	JP Morgan Chase Commercial Mortgage Securities Trust 2004-CIBC9 E, 5.470%, 06/12/2041	1,183,643	0.0
2,400,000	(1),(3)	JP Morgan Chase Commercial Mortgage Securities Trust 2011-C4 E, 5.720%, 07/15/2046	2,479,755	0.0
4,500,000	(1),(3)	JP Morgan Chase Commercial Mortgage Securities Trust 2011-C4 G, 3.873%, 07/15/2046	4,301,629	0.1
81,854,067	(3),(4)	JP Morgan Chase Commercial Mortgage Securities Trust 2012-CIBX XA, 2.066%, 06/15/2045	2,995,703	0.1
13,290,000	(3)	JPMBB Commercial Mortgage Securities Trust 2013-C15 C, 5.265%, 11/15/2045	13,825,066	0.2

7,263,797	(1),(3)	JPMBB Commercial Mortgage Securities Trust 2013-C15 D, 5.265%, 11/15/2045	7,381,138	0.1
2,670,000	(3)	JPMBB Commercial Mortgage Securities Trust 2013-C17 C, 5.050%, 01/15/2047	2,735,166	0.0
19,667,211	(3),(4)	JPMBB Commercial Mortgage Securities Trust 2014-C19 XA, 1.278%, 04/15/2047	370,664	0.0
4,170,000	(1),(3)	JPMBB Commercial Mortgage Securities Trust 2014-C24 D, 4.037%, 11/15/2047	3,703,778	0.1
9,278,000	(1)	JPMBB Commercial Mortgage Securities Trust 2014-C26 E, 4.000%, 01/15/2048	7,241,250	0.1
41,557,524	(3),(4)	JPMBB Commercial Mortgage Securities Trust 2014-C26 XA, 1.254%, 01/15/2048	1,734,486	0.0
1,628,175	(3),(4)	JPMBB Commercial Mortgage Securities Trust 2015-C28 XA, 1.289%, 10/15/2048	71,648	0.0
19,645,575	(3),(4)	JPMCC Commercial Mortgage Securities Trust 2017-JP6 XA, 1.474%, 07/15/2050	1,336,762	0.0
1,361,560	(1),(3)	LB-UBS Commercial Mortgage Trust 2005-C1 H, 5.959%, 02/15/2040	1,359,553	0.0
5,080	(3)	LB-UBS Commercial Mortgage Trust 2005-C3 D, 4.954%, 07/15/2040	5,081	0.0
1,130,000	(1),(3)	LB-UBS Commercial Mortgage Trust 2005-C5 G, 5.350%, 09/15/2040	1,153,176	0.0
4,853,239	(1),(3),(4)	LB-UBS Commercial Mortgage Trust 2006-C7 XW, 0.898%, 11/15/2038	9,953	0.0
50,864,867	(1),(3),(4)	LSTAR Commercial Mortgage Trust 2017-5 X, 1.270%, 03/10/2050	2,376,229	0.0
1,550,000	(1),(3)	Morgan Stanley Bank of America Merrill Lynch Trust 2012-C5 D, 4.842%, 08/15/2045	1,553,236	0.0
4,340,000	(1),(3)	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C13 D, 5.051%, 11/15/2046	4,356,285	0.1
107,721,848	(3),(4)	Morgan Stanley Bank of America Merrill Lynch Trust 2014 C19 XA, 1.255%, 12/15/2047	4,293,427	0.1
4,280,000	(1),(3)	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C17, 4.860%, 08/15/2047	3,913,674	0.1
11,653,000		Morgan Stanley Bank of America Merrill Lynch Trust 2016-C31, 3.102%, 11/15/2049	11,121,571	0.2
3,090,000	(1),(3)	Morgan Stanley Capital I Trust 2011-C1 D, 5.599%, 09/15/2047	3,172,158	0.1

See Accompanying Notes to Financial Statements

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2018 (unaudited) (continued)

1,300,000	(1),(3)	Morgan Stanley Capital I Trust 2011-C1 E, 5.599%, 09/15/2047	1,337,593	0.0
14,914,000	(1)	Morgan Stanley Capital I Trust 2011-C1 J, 4.193%, 09/15/2047	14,912,285	0.3
46,909,382	(3),(4)	Morgan Stanley Capital I, Inc. 2017-HR2 XA, 0.945%, 12/15/2050	2,741,370	0.0
4,430,000	(1)	Morgan Stanley Capital I, Inc. 2017-JWDR A, 3.008%, (US0001M + 0.850%), 11/15/2034	4,431,224	0.1
553,995	(1)	Morgan Stanley Reremic Trust 2012-XA B, 0.250%, 07/27/2049	548,162	0.0
5,180,000	(1)	SLIDE 2018-FUN D, 3.920%, (US0001M + 1.850%), 06/15/2031	5,199,363	0.1
8,460,000	(1)	SLIDE 2018-FUN E, 4.370%, (US0001M + 2.300%), 06/15/2031	8,496,853	0.1
3,620,000	(1)	SLIDE 2018-FUN F, 5.070%, (US0001M + 3.000%), 06/15/2031	3,638,096	0.1
4,320,000	(1)	STWD 2018-URB D Mortgage Trust, 4.113%, (US0001M + 2.050%), 05/15/2035	4,330,869	0.1
4,900,000	(1)	TPG Real Estate Finance 2018-FL-1 C Issuer Ltd., 4.058%, (US0001M + 1.900%), 02/15/2035	4,932,142	0.1
4,830,000	(3)	Wells Fargo Commercial Mortgage Trust 2017-C40 C, 4.479%, 10/15/2050	4,683,964	0.1
5,170,000	(1),(5),(7)	Wells Fargo Re-REMIC Trust 2013-FRR1 B706, 0.000%, 12/27/2043	5,141,233	0.1
5,000,000	(1),(5),(7)	Wells Fargo Re-REMIC Trust 2013-FRR1 BK26, 0.000%, 01/27/2045	3,902,171	0.1
75,312,606	(1),(3),(4)	WFRBS Commercial Mortgage Trust 2012-C10 XA, 1.716%, 12/15/2045	3,943,504	0.1
14,446,031	(1),(3),(4)	WFRBS Commercial Mortgage Trust 2012-C8 XA, 2.003%, 08/15/2045	811,306	0.0
11,117,346	(1),(3),(4)	WFRBS Commercial Mortgage Trust 2012-C9 XA, 2.048%, 11/15/2045	691,859	0.0
12,746,000	(1),(3)	WFRBS Commercial Mortgage Trust 2013-C11 F, 4.412%, 03/15/2045	9,971,656	0.2
20,029,346	(1),(3)	WFRBS Commercial Mortgage Trust 2013-C11 G, 4.412%, 03/15/2045	8,299,999	0.1
90,117,594	(1),(3),(4)	WFRBS Commercial Mortgage Trust 2013-C12 XA, 1.421%, 03/15/2048	4,032,807	0.1
58,403,859	(3),(4)	WFRBS Commercial Mortgage Trust 2013-C16 XA, 0.973%, 09/15/2046	1,610,375	0.0
89,580,204	(3),(4)	WFRBS Commercial Mortgage Trust 2014-C25 XA, 1.046%, 11/15/2047	3,596,144	0.1

8,560,000	(1),(3)	WFRBS Commercial Mortgage Trust 2014-LC14 D, 4.586%, 03/15/2047	7,770,672	0.1

	Total Commercial Mortgage-Backed Securities
	(Cost $463,734,162)		462,357,843	7.7

U.S. GOVERNMENT AGENCY OBLIGATIONS: 22.3%
		Federal Home Loan Mortgage Corporation: 7.9%(10)
1,276,011		2.500%, 05/01/2030	1,236,952	0.0
981,324		2.500%, 05/01/2030	952,424	0.0
1,633,214		2.500%, 06/01/2030	1,581,190	0.0
1,948,057		3.000%, 11/01/2042	1,881,787	0.0
2,057,504		3.000%, 02/01/2043	1,987,175	0.0
2,556,642		3.000%, 03/01/2045	2,461,532	0.0
2,707,984		3.000%, 03/01/2045	2,604,828	0.1
6,060,134		3.000%, 04/01/2045	5,825,996	0.1
6,260,348		3.000%, 04/01/2045	6,021,874	0.1
24,968,932		3.000%, 10/01/2046	23,936,428	0.4
9,656,134		3.000%, 03/01/2048	9,267,023	0.2
10,570,000	(9)	3.000%, 10/01/2048	10,112,311	0.2
9,774,197		3.500%, 01/01/2045	9,675,234	0.2
3,515,600		3.500%, 03/01/2045	3,472,174	0.1
13,516,913		3.500%, 12/01/2046	13,347,839	0.2
27,400,628		3.500%, 12/01/2046	27,023,931	0.5
15,258,902		3.500%, 01/01/2048	15,029,968	0.3
4,814,043		3.500%, 03/01/2048	4,747,834	0.1
24,808,673		3.500%, 03/01/2048	24,498,218	0.4
158,317,000	(9)	3.500%, 10/01/2048	155,787,636	2.6
42,716,000	(9)	4.000%, 07/15/2040	43,134,464	0.7
1,350,754		4.000%, 10/01/2041	1,376,533	0.0
2,140,428		4.000%, 12/01/2041	2,181,272	0.0
2,957,545		4.000%, 08/01/2044	2,996,586	0.1
1,808,255		4.000%, 07/01/2045	1,830,801	0.0
3,258,593		4.000%, 09/01/2045	3,297,446	0.1
4,629,074		4.000%, 09/01/2045	4,688,239	0.1
6,597,519		4.000%, 09/01/2045	6,677,655	0.1
4,842,591		4.000%, 05/01/2046	4,895,697	0.1
1,229,328		4.000%, 03/01/2048	1,242,727	0.0
6,661		4.428%, 05/01/2037	7,003	0.0
963,365		4.500%, 08/01/2041	999,478	0.0
1,398,549		4.500%, 09/01/2041	1,458,282	0.0
1,311,108		4.500%, 10/01/2041	1,367,885	0.0
1,841,092		4.500%, 03/01/2044	1,911,714	0.0
9,487,740		4.500%, 02/01/2048	9,803,804	0.2
58,411,000	(9)	4.500%, 11/01/2048	60,206,680	1.0
133,023		5.000%, 01/01/2041	141,363	0.0
1,134,853		5.000%, 04/01/2041	1,200,773	0.0
38,542		5.500%, 07/01/2037	41,439	0.0
1,987,598		5.500%, 11/01/2038	2,155,105	0.0
4,590		6.000%, 12/01/2028	4,993	0.0
17,341		6.000%, 01/01/2029	18,860	0.0
6,755		6.500%, 01/01/2024	7,475	0.0
6,459		6.500%, 12/01/2031	7,151	0.0
631,786		6.500%, 09/01/2034	700,076	0.0
1,063		7.000%, 03/01/2032	1,101	0.0
			473,806,956	7.9

		Federal National Mortgage Association: 12.0%(10)
2,034,061		2.500%, 05/01/2030	1,972,574	0.0
3,205,648		2.500%, 06/01/2030	3,108,750	0.1
4,710,861		2.500%, 06/01/2030	4,568,400	0.1
1,969,110		2.500%, 07/01/2030	1,909,576	0.0
18,700,000	(9)	2.500%, 10/01/2033	18,044,407	0.3
2,713,091		3.000%, 08/01/2030	2,690,470	0.1
1,636,540		3.000%, 09/01/2030	1,620,246	0.0
11,794,000	(9)	3.000%, 10/01/2033	11,621,322	0.2

See Accompanying Notes to Financial Statements

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2018 (unaudited) (continued)

5,147,761		3.000%, 04/01/2043	4,971,166	0.1
3,966,363		3.000%, 07/01/2043	3,829,696	0.1
1,072,488		3.000%, 08/01/2043	1,036,213	0.0
954,876		3.000%, 09/01/2043	922,013	0.0
50,021,000	(9)	3.000%, 10/01/2044	47,870,299	0.8
13,213,915		3.000%, 04/01/2045	12,718,427	0.2
2,631,362		3.000%, 08/01/2046	2,525,375	0.0
6,361,229		3.000%, 08/01/2046	6,101,059	0.1
1,334,979		3.000%, 11/01/2046	1,283,194	0.0
17,003,914		3.000%, 12/01/2046	16,307,979	0.3
40,664,634		3.000%, 01/01/2047	38,963,652	0.7
6,818,180		3.500%, 10/01/2042	6,765,424	0.1
2,175,825		3.500%, 04/01/2043	2,159,000	0.0
6,640,633		3.500%, 08/01/2043	6,589,386	0.1
7,117,225		3.500%, 01/01/2044	7,026,143	0.1
4,171,365		3.500%, 03/01/2044	4,139,181	0.1
509,438		3.500%, 01/01/2046	503,680	0.0
752,111		3.500%, 02/01/2046	743,610	0.0
369,691		3.500%, 02/01/2046	365,513	0.0
30,625,554		3.500%, 08/01/2046	30,263,565	0.5
2,838,042		3.500%, 02/01/2048	2,802,866	0.1
568,183		4.000%, 03/01/2042	577,923	0.0
2,424,945		4.000%, 07/01/2042	2,468,244	0.0
2,293,528		4.000%, 07/01/2042	2,334,481	0.0
423,507		4.000%, 07/01/2042	431,068	0.0
1,298,867		4.000%, 09/01/2043	1,324,074	0.0
172,976,000	(9)	4.000%, 10/01/2044	174,674,299	2.9
20,006,902		4.000%, 01/01/2045	20,446,943	0.3
2,736,020		4.000%, 01/01/2045	2,768,784	0.1
1,573,371		4.000%, 03/01/2045	1,592,214	0.0
18,087,206		4.000%, 05/01/2045	18,315,001	0.3
2,975,807		4.000%, 06/01/2045	3,020,356	0.1
11,147,848		4.000%, 12/01/2046	11,308,876	0.2
3,495,479		4.000%, 03/01/2048	3,532,994	0.1
1,155,402		4.000%, 03/01/2048	1,167,803	0.0
17,903,602		4.000%, 09/01/2048	18,137,846	0.3
141,469		4.187%, 07/01/2035	147,252	0.0
2,656,602		4.250%, 11/01/2043	2,726,338	0.1
547,768		4.500%, 11/01/2040	570,326	0.0
293,643		4.500%, 11/01/2040	305,736	0.0
4,520,356		4.500%, 11/01/2040	4,706,367	0.1
4,781		4.500%, 12/01/2040	4,978	0.0
8,453		4.500%, 12/01/2040	8,769	0.0
11,422		4.500%, 01/01/2041	11,890	0.0
8,036		4.500%, 01/01/2041	8,367	0.0
726,746		4.500%, 10/01/2041	756,675	0.0
1,139,715		4.500%, 10/01/2044	1,188,054	0.0
1,452,984		4.500%, 12/01/2045	1,514,043	0.0
2,479,143		4.500%, 04/01/2047	2,559,727	0.1
3,127,454		4.500%, 04/01/2047	3,270,115	0.1
4,916,131		4.500%, 04/01/2047	5,122,983	0.1
6,298,490		4.500%, 04/01/2047	6,506,367	0.1
4,407,721		4.500%, 04/01/2047	4,602,767	0.1
1,785,771		4.500%, 05/01/2047	1,861,466	0.0
2,597,187		4.500%, 05/01/2047	2,706,748	0.1
1,981,769		4.500%, 05/01/2047	2,065,550	0.0
3,101,879		4.500%, 05/01/2047	3,233,361	0.1
10,737,543		4.500%, 05/01/2047	11,164,033	0.2
6,784,398		4.500%, 06/01/2047	7,007,246	0.1
1,341,633		4.500%, 06/01/2047	1,420,821	0.0
7,601,138		4.500%, 06/01/2047	7,850,697	0.1
9,404,450		4.500%, 07/01/2047	9,713,340	0.2
7,894,045		4.500%, 08/01/2047	8,152,821	0.1
62,506,000	(9)	4.500%, 10/01/2048	64,491,056	1.1
136,245		5.000%, 06/01/2033	143,652	0.0
31,939		5.000%, 09/01/2033	33,930	0.0
92,359		5.000%, 11/01/2033	98,414	0.0
31,400		5.000%, 03/01/2034	33,416	0.0
28,343		5.000%, 03/01/2034	30,199	0.0
211,357		5.000%, 02/01/2035	224,521	0.0

141,937		5.000%, 06/01/2035	150,764	0.0
7,947		5.000%, 06/01/2035	8,441	0.0
79,971		5.000%, 07/01/2035	84,950	0.0
0		5.000%, 07/01/2035	–	–
566,038		5.000%, 08/01/2035	601,039	0.0
683,831		5.000%, 10/01/2035	726,323	0.0
31,111		5.000%, 10/01/2035	33,033	0.0
382,185		5.000%, 02/01/2036	406,146	0.0
5,549		5.000%, 03/01/2036	5,897	0.0
71,592		5.000%, 03/01/2036	76,065	0.0
11,386		5.000%, 05/01/2036	12,100	0.0
7,537		5.000%, 06/01/2036	8,008	0.0
277,472		5.000%, 07/01/2036	294,766	0.0
0		5.000%, 07/01/2037	–	–
246,387		5.000%, 11/01/2040	262,303	0.0
86,319		5.000%, 05/01/2041	91,563	0.0
323,228		5.000%, 06/01/2041	344,123	0.0
495,691		5.000%, 06/01/2041	527,738	0.0
26,390,000	(9)	5.000%, 10/01/2048	27,707,438	0.5
19,884,844		5.000%, 08/01/2056	21,290,093	0.4
192,007		5.500%, 03/01/2037	207,427	0.0
192,683		5.500%, 06/01/2039	209,108	0.0
1,837,210		5.500%, 10/01/2039	1,985,344	0.0
10		6.000%, 10/01/2018	10	0.0
69,706		6.000%, 09/01/2036	75,338	0.0
242,264		6.000%, 05/01/2038	251,859	0.0
490		6.500%, 02/01/2028	537	0.0
172		6.500%, 09/01/2031	188	0.0
616		6.500%, 09/01/2031	675	0.0
17,599		6.500%, 11/01/2031	19,312	0.0
8,084		6.500%, 04/01/2032	8,869	0.0
4,630		6.500%, 08/01/2032	5,080	0.0
1,434		6.500%, 08/01/2032	1,573	0.0
11,385		7.000%, 12/01/2027	11,644	0.0
969		7.000%, 10/01/2031	981	0.0
3,184		7.000%, 03/01/2032	3,462	0.0
1,427		7.500%, 09/01/2030	1,626	0.0
720		7.500%, 10/01/2030	720	0.0
4,700		7.500%, 09/01/2031	5,310	0.0
16,578		7.500%, 02/01/2032	18,240	0.0
			715,204,210	12.0

		Government National Mortgage Association: 2.4%
212,950		3.000%, 01/20/2048	206,457	0.0
4,700,000	(9)	3.000%, 10/01/2048	4,552,299	0.1
9,580,548		3.500%, 07/20/2046	9,534,698	0.2
5,506,106		3.500%, 07/20/2047	5,496,036	0.1
11,430,567		3.500%, 08/20/2047	11,375,861	0.2
16,988,308		3.500%, 08/20/2047	16,930,514	0.3
1,080,329		3.500%, 11/20/2047	1,077,310	0.0
4,671,376		3.500%, 11/20/2047	4,658,320	0.1
590,221		3.500%, 11/20/2047	588,572	0.0
688,369		3.500%, 11/20/2047	686,445	0.0
1,439,535		3.500%, 11/20/2047	1,435,524	0.0
666,325		3.500%, 11/20/2047	664,471	0.0
1,544,920		3.500%, 12/20/2047	1,540,602	0.0
1,968,080		3.500%, 12/20/2047	1,962,579	0.0
1,145,536		3.500%, 01/20/2048	1,142,334	0.0
1,609,597		3.500%, 01/20/2048	1,605,099	0.0
8,093,000	(9)	3.500%, 10/01/2048	8,047,951	0.2
384,210		4.000%, 11/20/2040	394,438	0.0
2,406,527		4.000%, 03/20/2046	2,456,472	0.1
58,680,000	(9)	4.000%, 11/01/2048	59,600,312	1.0
489,346		4.500%, 10/15/2039	514,628	0.0
324,302		4.500%, 11/15/2039	341,088	0.0
343,909		4.500%, 11/15/2039	361,718	0.0
109,535		4.500%, 12/15/2039	115,160	0.0
101,965		4.500%, 08/20/2041	106,923	0.0
6,736,871		4.500%, 09/15/2047	7,013,778	0.1

See Accompanying Notes to Financial Statements

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2018 (unaudited) (continued)

421,040	(3)	5.140%, 10/20/2060	427,588	0.0
509,620	(3)	5.310%, 10/20/2060	516,974	0.0
510,029	(3)	5.500%, 03/20/2060	517,954	0.0
			143,872,105	2.4

		Total U.S. Government Agency Obligations
		(Cost $1,351,743,872)	1,332,883,271	22.3

U.S. TREASURY OBLIGATIONS: 13.8%
			U.S. Treasury Bonds: 3.0%
177,722,000	(2)	3.125%, 05/15/2048	175,306,092	2.9
3,370,000		3.500%, 02/15/2039	3,550,874	0.1
			178,856,966	3.0

			U.S. Treasury Notes: 10.8%
8,627,000		1.500%, 10/31/2019	8,519,836	0.2
19,483,000	(2)	2.625%, 08/31/2020	19,415,647	0.3
163,384,000		2.750%, 09/30/2020	163,179,770	2.7
225,000		2.750%, 08/15/2021	224,196	0.0
49,350,000		2.750%, 09/15/2021	49,168,793	0.8
17,941,200		2.750%, 08/31/2023	17,787,368	0.3
334,031,000		2.875%, 08/15/2028	329,014,011	5.5
59,187,000		3.000%, 09/30/2025	59,136,136	1.0
			646,445,757	10.8

		Total U.S. Treasury Obligations
		(Cost $833,182,440)	825,302,723	13.8

Shares			Value	Percentage of Net Assets
PREFERRED STOCK: 0.0%
		Utilities: 0.0%
85,974	(11),(12)	SCE Trust VI	1,857,038	0.0

		Total Preferred Stock
		(Cost $2,149,350)	1,857,038	0.0

		Total Long-Term Investments
		(Cost $6,405,398,983)	6,322,820,475	105.6

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 10.2%
	Commercial Paper: 8.0%
850,000	American Electric Power Co., Inc., 3.410%, 10/05/2018	849,603	0.0
6,000,000	AT&T, Inc., 3.370%, 10/05/2018	5,997,235	0.1
9,500,000	Autozone, Inc., 7.230%, 10/01/2018	9,498,120	0.2
7,725,000	Comcast Corp., 2.740%, 10/19/2018	7,713,987	0.1
50,000,000	Comcast Corp., 3.010%, 10/09/2018	49,962,951	0.8
30,000,000	Consolidated Edison, Inc., 4.910%, 10/02/2018	29,991,923	0.5
2,000,000	Consolidated Edison, Inc., 7.360%, 10/01/2018	1,999,597	0.0
3,000,000	DowDuPont, Inc., 2.890%, 10/11/2018	2,997,392	0.1
8,702,000	DowDuPont, Inc., 4.770%, 10/02/2018	8,699,727	0.1
3,000,000	Duke Energy, 3.410%, 10/05/2018	2,998,600	0.1
48,000,000	Duke Energy, 7.230%, 10/01/2018	47,990,500	0.8
10,000,000	Eastman Chemical Co., 2.410%, 11/01/2018	9,978,903	0.2
12,000,000	Enterprise Products Operating LLC, 2.820%, 10/15/2018	11,986,128	0.2
12,079,000	Enterprise Products Operating LLC, 4.040%, 10/03/2018	12,074,994	0.2
26,000,000	Enterprise Products Operating LLC, 4.830%, 10/02/2018	25,993,121	0.4
73,000,000	Kroger Co., 6.950%, 10/01/2018	72,986,099	1.2
25,000,000	LyondellBasell Industries NV, 4.770%, 10/02/2018	24,993,470	0.4
27,000,000	Marriott International, Inc., 2.740%, 10/19/2018	26,961,507	0.5
8,000,000	Mondelez International, Inc., 4.040%, 10/03/2018	7,997,347	0.1
5,600,000	Mondelez International, Inc., 7.230%, 10/01/2018	5,598,892	0.1
16,300,000	Schlumberger Ltd., 2.970%, 10/10/2018	16,286,726	0.3
50,000,000	Schlumberger Ltd., 3.450%, 10/05/2018	49,976,375	0.8
2,600,000	Schlumberger Ltd., 7.360%, 10/01/2018	2,599,476	0.0
5,000,000	Tyson Foods, Inc., 7.130%, 10/01/2018	4,999,023	0.1
21,050,000	Waste Management, Inc., 4.770%, 10/02/2018	21,044,501	0.4
20,000,000	Whirlpool Corp., 2.920%, 10/11/2018	19,982,392	0.3
		482,158,589	8.0

	Securities Lending Collateral(13): 1.4%
19,675,662	Cantor Fitzgerald Securities, Repurchase Agreement dated 09/28/18, 2.27%, due 10/01/18 (Repurchase Amount $19,679,333, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-9.000%, Market Value plus accrued interest $20,069,175, due 10/25/18-08/20/68)	19,675,662	0.3
19,675,662	Daiwa Capital Markets, Repurchase Agreement dated 09/28/18, 2.27%, due 10/01/18 (Repurchase Amount $19,679,333, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-8.875%, Market Value plus accrued interest $20,069,176, due 10/25/18-09/09/49)	19,675,662	0.3

See Accompanying Notes to Financial Statements

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2018 (unaudited) (continued)

3,847,744	Mizuho Securities USA Inc., Repurchase Agreement dated 09/28/18, 2.24%, due 10/01/18 (Repurchase Amount $3,848,452, collateralized by various U.S. Government Securities, 0.500%-3.000%, Market Value plus accrued interest $3,924,700, due 03/31/20-09/09/49)	3,847,744	0.1
19,675,662	Nomura Securities, Repurchase Agreement dated 09/28/18, 2.27%, due 10/01/18 (Repurchase Amount $19,679,333, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-9.500%, Market Value plus accrued interest $20,069,175, due 09/30/18-08/20/68)	19,675,662	0.4
19,675,662	RBC Dominion Securities Inc., Repurchase Agreement dated 09/28/18, 2.26%, due 10/01/18 (Repurchase Amount $19,679,317, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-7.000%, Market Value plus accrued interest $20,069,175, due 10/04/18-09/09/49)	19,675,662	0.3
		82,550,392	1.4

Shares			Value	Percentage of Net Assets
		Mutual Funds: 0.8%
48,201,000	(14)	Goldman Sachs Financial Square Government Fund - Institutional Shares, 1.980%
		(Cost $48,201,000)	48,201,000	0.8

	Total Short-Term Investments
	(Cost $613,006,205)		612,909,981	10.2

	Total Investments in Securities (Cost $7,018,405,188)		$6,935,730,456	115.8
	Liabilities in Excess of Other Assets		(947,121,346)	(15.8)
	Net Assets		$5,988,609,110	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
(1)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(2)	Security, or a portion of the security, is on loan.
(3)	Variable rate security. Rate shown is the rate in effect as of September 30, 2018.
(4)	Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.
(5)	Represents a zero coupon bond. Rate shown reflects the effective yield as of September 30, 2018.
(6)	For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.
(7)	Principal only securities represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. No payments of interest on the pool are passed through the principal only security.
(8)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rates shown reflect the current and next coupon rate as of September 30, 2018.
(9)	Settlement is on a when-issued or delayed-delivery basis.
(10)	The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.
(11)	Preferred Stock may be called prior to convertible date.
(12)	Non-income producing security.
(13)	Represents securities purchased with cash collateral received for securities on loan.
(14)	Rate shown is the 7-day yield as of September 30, 2018.

CLP	Chilean Peso
DKK	Danish Krone
PLN	Polish Zloty

Reference Rate Abbreviations:
12MTA	12-month Treasury Average
US0001M	1-month LIBOR
US0003M	3-month LIBOR
US0012M	12-month LIBOR

See Accompanying Notes to Financial Statements

Voya Short Term Bond Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2018 (unaudited)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 63.8%
		Basic Materials: 1.8%
400,000	(1)	Anglo American Capital PLC, 4.125%, 04/15/2021	402,770	0.3
300,000		Huntsman International LLC, 4.875%, 11/15/2020	306,375	0.3
300,000	(1)	OCI NV, 6.625%, 04/15/2023	311,625	0.3
361,000		PPG Industries, Inc., 2.300%, 11/15/2019	358,424	0.3
320,000		Sherwin-Williams Co/The, 2.250%, 05/15/2020	315,424	0.3
300,000	(1)	WR Grace & Co-Conn, 5.125%, 10/01/2021	308,850	0.3
			2,003,468	1.8

		Communications: 4.7%
250,000		21st Century Fox America, Inc., 3.000%, 09/15/2022	246,413	0.2
230,000		Alibaba Group Holding Ltd, 2.800%, 06/06/2023	221,565	0.2
280,000		Amazon.com, Inc., 1.900%, 08/21/2020	274,635	0.2
176,000		AT&T, Inc., 2.300%, 03/11/2019	175,748	0.2
215,000		AT&T, Inc., 2.800%, 02/17/2021	211,948	0.2
210,000		AT&T, Inc., 5.200%, 03/15/2020	216,198	0.2
200,000		Cablevision Systems Corp., 5.875%, 09/15/2022	204,375	0.2
141,000		CBS Corp., 2.500%, 02/15/2023	132,967	0.1
150,000		CCO Holdings LLC / CCO Holdings Capital Corp., 5.250%, 09/30/2022	152,199	0.1
195,000		Charter Communications Operating LLC / Charter Communications Operating Capital, 3.579%, 07/23/2020	195,198	0.2
236,000		Cisco Systems, Inc., 2.450%, 06/15/2020	234,187	0.2
300,000	(1)	CommScope, Inc., 5.000%, 06/15/2021	302,580	0.3
300,000		DISH DBS Corp., 5.125%, 05/01/2020	303,750	0.3
180,000		eBay, Inc., 2.150%, 06/05/2020	177,076	0.2
40,000		Interpublic Group of Cos, Inc./The, 3.500%, 10/01/2020	40,021	0.0
55,000		Interpublic Group of Cos, Inc./The, 3.750%, 10/01/2021	55,146	0.0
117,000		NBCUniversal Media LLC, 5.150%, 04/30/2020	120,617	0.1
390,000		Orange SA, 1.625%, 11/03/2019	384,166	0.3
400,000	(1)	Sky PLC, 2.625%, 09/16/2019	398,163	0.4
240,000	(1)	Sky PLC, 3.125%, 11/26/2022	235,298	0.2
300,000		Sprint Communications, Inc., 6.000%, 11/15/2022	306,750	0.3
250,000		Verizon Communications, Inc., 3.125%, 03/16/2022	247,739	0.2
220,000		Viacom, Inc., 4.250%, 09/01/2023	221,860	0.2
234,000		Walt Disney Co/The, 1.950%, 03/04/2020	230,859	0.2
			5,289,458	4.7

		Consumer, Cyclical: 4.5%
57,594		American Airlines 2015-2 Class B Pass Through Trust, 4.400%, 03/22/2025	57,548	0.1
140,000		AutoZone, Inc., 4.000%, 11/15/2020	141,760	0.1
214,000	(1)	BMW US Capital LLC, 1.450%, 09/13/2019	211,425	0.2
150,000	(1)	BMW US Capital LLC, 3.400%, 08/13/2021	149,991	0.1
47,221		Continental Airlines 2012-2 Class B Pass Through Trust, 5.500%, 04/29/2022	48,221	0.0
200,000	(1)	Daimler Finance North America LLC, 2.300%, 01/06/2020	198,122	0.2
250,000		Delta Air Lines, Inc., 2.875%, 03/13/2020	248,050	0.2
300,000		Fiat Chrysler Automobiles NV, 4.500%, 04/15/2020	303,000	0.3
550,000		Ford Motor Credit Co. LLC, 3.157%, 08/04/2020	544,886	0.5
550,000		General Motors Financial Co., Inc., 3.950%, 04/13/2024	536,169	0.5
200,000		M/I Homes, Inc., 6.750%, 01/15/2021	204,740	0.2
250,000		MGM Resorts International, 6.750%, 10/01/2020	263,438	0.2
52,000		Newell Brands, Inc., 2.600%, 03/29/2019	51,931	0.0
190,000	(1)	Nissan Motor Acceptance Corp., 2.150%, 09/28/2020	185,294	0.2

See Accompanying Notes to Financial Statements

Voya Short Term Bond Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2018 (unaudited) (continued)

70,000	(1)	Nissan Motor Acceptance Corp., 3.650%, 09/21/2021	70,203	0.1
140,000		Nordstrom, Inc., 4.750%, 05/01/2020	143,369	0.1
207,000		Ralph Lauren Corp., 2.625%, 08/18/2020	204,831	0.2
364,000		Toyota Motor Credit Corp., 1.550%, 10/18/2019	359,242	0.3
160,000		Toyota Motor Credit Corp., 1.700%, 01/09/2019	159,666	0.1
110,000		Toyota Motor Credit Corp., 2.950%, 04/13/2021	109,506	0.1
31,654		United Airlines 2013-1 Class B Pass Through Trust, 5.375%, 02/15/2023	32,537	0.0
186,836		United Airlines 2014-2 Class B Pass Through Trust, 4.625%, 03/03/2024	187,808	0.2
205,572		US Airways 2012-2 Class B Pass Through Trust, 6.750%, 12/03/2022	217,089	0.2
23,756		US Airways 2013-1 Class B Pass Through Trust, 5.375%, 05/15/2023	24,323	0.0
249,000		Walmart, Inc., 2.850%, 06/23/2020	249,138	0.2
252,000		Walmart, Inc., 3.125%, 06/23/2021	252,604	0.2
			5,154,891	4.5

		Consumer, Non-cyclical: 8.7%
169,000		Abbott Laboratories, 2.800%, 09/15/2020	167,440	0.2
110,000		Abbott Laboratories, 2.900%, 11/30/2021	108,710	0.1
220,000		AbbVie, Inc., 2.500%, 05/14/2020	217,591	0.2
86,000		AbbVie, Inc., 3.375%, 11/14/2021	85,956	0.1
242,000		Altria Group, Inc., 4.750%, 05/05/2021	250,490	0.2
590,000		Anheuser-Busch InBev Finance, Inc., 2.650%, 02/01/2021	581,865	0.5
135,000		Anheuser-Busch InBev Worldwide, Inc., 3.500%, 01/12/2024	133,721	0.1
190,000		Anthem, Inc., 2.500%, 11/21/2020	187,082	0.2
211,000		AstraZeneca PLC, 1.750%, 11/16/2018	210,786	0.2
220,000		AstraZeneca PLC, 1.950%, 09/18/2019	218,083	0.2
152,000		AstraZeneca PLC, 2.375%, 11/16/2020	149,929	0.1
100,000	(1)	BAT Capital Corp., 2.297%, 08/14/2020	98,038	0.1
380,000	(1)	BAT International Finance PLC, 2.750%, 06/15/2020	376,178	0.3
380,000		Becton Dickinson and Co., 2.404%, 06/05/2020	374,371	0.3
140,000		Campbell Soup Co., 3.650%, 03/15/2023	137,423	0.1
170,000		Cardinal Health, Inc., 2.616%, 06/15/2022	162,677	0.1
45,000		Cardinal Health, Inc., 4.625%, 12/15/2020	45,965	0.0
300,000		Centene Corp., 4.750%, 05/15/2022	304,350	0.3
170,000		Constellation Brands, Inc., 2.250%, 11/06/2020	166,191	0.1
580,000		CVS Health Corp., 3.350%, 03/09/2021	579,233	0.5
240,000	(1)	Danone SA, 1.691%, 10/30/2019	236,523	0.2
160,000		General Mills, Inc., 3.200%, 04/16/2021	159,054	0.1
373,000		Gilead Sciences, Inc., 1.950%, 03/01/2022	356,910	0.3
285,000	(1)	Halfmoon Parent, Inc., 3.200%, 09/17/2020	284,053	0.3
250,000		HCA Healthcare, Inc., 6.250%, 02/15/2021	261,250	0.2
210,000	(1)	Imperial Brands Finance PLC, 2.950%, 07/21/2020	208,024	0.2
170,000		Johnson & Johnson, 1.950%, 11/10/2020	166,608	0.2
200,000		Kraft Heinz Foods Co., 2.800%, 07/02/2020	198,377	0.2
234,000		Kroger Co., 2.000%, 01/15/2019	233,496	0.2
432,000		Medtronic Global Holdings SCA, 1.700%, 03/28/2019	430,034	0.4
220,000		Molson Coors Brewing Co., 1.450%, 07/15/2019	217,464	0.2
259,000		Moody's Corp., 2.750%, 12/15/2021	253,493	0.2
79,000		Mylan NV, 3.150%, 06/15/2021	77,815	0.1
145,000		Mylan NV, 2.500%, 06/07/2019	144,496	0.1
90,000		Novartis Capital Corp., 4.400%, 04/24/2020	91,985	0.1
117,000		PepsiCo, Inc., 1.550%, 05/02/2019	116,232	0.1
230,000		PepsiCo, Inc., 2.000%, 04/15/2021	223,933	0.2
200,000	(1)	Seven & i Holdings Co. Ltd., 3.350%, 09/17/2021	200,124	0.2
340,000		Shire Acquisitions Investments Ireland DAC, 1.900%, 09/23/2019	336,453	0.3
123,000		Shire Acquisitions Investments Ireland DAC, 2.400%, 09/23/2021	118,921	0.1

See Accompanying Notes to Financial Statements

Voya Short Term Bond Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2018 (unaudited) (continued)

149,000		Teva Pharmaceutical Finance Netherlands III BV, 1.700%, 07/19/2019	146,608	0.1
150,000		Thermo Fisher Scientific, Inc., 4.500%, 03/01/2021	154,086	0.1
185,000		Unilever Capital Corp., 3.000%, 03/07/2022	183,234	0.2
340,000		UnitedHealth Group, Inc., 3.350%, 07/15/2022	339,655	0.3
205,000		Zoetis, Inc., 3.250%, 08/20/2021	204,822	0.2
			9,899,729	8.7

		Energy: 5.4%
300,000		Antero Resources Corp., 5.125%, 12/01/2022	304,500	0.3
164,000		Apache Corp., 2.625%, 01/15/2023	156,644	0.1
180,000		BP Capital Markets PLC, 2.315%, 02/13/2020	178,371	0.2
349,000		BP Capital Markets PLC, 2.521%, 01/15/2020	347,049	0.3
54,000		BP Capital Markets PLC, 3.216%, 11/28/2023	53,005	0.0
130,000		BP Capital Markets PLC, 4.742%, 03/11/2021	134,401	0.1
220,000		Canadian Natural Resources Ltd., 2.950%, 01/15/2023	212,299	0.2
195,000		Chevron Corp., 1.790%, 11/16/2018	194,873	0.2
338,000		Chevron Corp., 2.419%, 11/17/2020	334,024	0.3
150,000		Columbia Pipeline Group, Inc., 3.300%, 06/01/2020	149,801	0.1
200,000		Continental Resources, Inc./OK, 5.000%, 09/15/2022	203,117	0.2
110,000		Enterprise Products Operating LLC, 2.800%, 02/15/2021	108,648	0.1
80,000		Enterprise Products Operating LLC, 2.850%, 04/15/2021	79,038	0.1
130,000		Enterprise Products Operating LLC, 5.200%, 09/01/2020	134,727	0.1
406,000		Exxon Mobil Corp., 1.708%, 03/01/2019	404,745	0.4
300,000		Kinder Morgan Energy Partners L.P., 5.000%, 10/01/2021	311,850	0.3
250,000	(1)	NGPL PipeCo LLC, 4.375%, 08/15/2022	253,125	0.2
250,000		ONEOK Partners L.P., 3.375%, 10/01/2022	246,393	0.2
250,000		Energy Transfer Partners L.P. / Regency Energy Finance Corp., 5.875%, 03/01/2022	264,699	0.2
300,000		Sabine Pass Liquefaction LLC, 5.625%, 02/01/2021	312,181	0.3
170,000	(1)	Schlumberger Finance Canada Ltd, 2.200%, 11/20/2020	166,030	0.1
130,000	(1)	Schlumberger Norge AS, 4.200%, 01/15/2021	131,997	0.1
84,000		Shell International Finance BV, 1.375%, 09/12/2019	82,904	0.1
185,000		Shell International Finance BV, 1.625%, 11/10/2018	184,809	0.2
416,000		Shell International Finance BV, 1.750%, 09/12/2021	400,159	0.3
294,000		Shell International Finance BV, 2.125%, 05/11/2020	290,165	0.3
337,000	(2)	Total Capital International SA, 2.100%, 06/19/2019	336,080	0.3
170,000		TransCanada PipeLines Ltd, 2.125%, 11/15/2019	168,246	0.1
			6,143,880	5.4

		Financial: 25.3%
210,000	(1)	ABN AMRO Bank NV, 2.450%, 06/04/2020	207,499	0.2
200,000	(1)	ABN AMRO Bank NV, 3.400%, 08/27/2021	199,308	0.2
180,000		American International Group, Inc., 3.300%, 03/01/2021	179,687	0.2
50,000		American International Group, Inc., 6.400%, 12/15/2020	53,222	0.0
145,000		American Express Co., 3.700%, 08/03/2023	144,382	0.1
195,000		American Express Credit Corp., 1.875%, 05/03/2019	194,105	0.2
200,000	(1)	ANZ New Zealand Int'l Ltd./London, 2.200%, 07/17/2020	196,029	0.2
260,000		Aon Corp., 5.000%, 09/30/2020	267,766	0.2
285,000	(1)	Athene Global Funding, 2.750%, 04/20/2020	281,490	0.2
230,000		Australia & New Zealand Banking Group Ltd./New York NY, 2.250%, 06/13/2019	229,232	0.2
200,000		Banco Santander SA, 3.500%, 04/11/2022	196,121	0.2
550,000		Bank of America Corp., 2.151%, 11/09/2020	538,383	0.5
33,000		Bank of America Corp., 2.600%, 01/15/2019	32,996	0.0
344,000		Bank of America Corp., 2.625%, 04/19/2021	338,477	0.3
196,000	(3)	Bank of America Corp., 3.004%, 12/20/2023	190,272	0.2
272,000		Bank of Montreal, 2.100%, 12/12/2019	269,386	0.2
110,000		Bank of Montreal, 3.100%, 04/13/2021	109,528	0.1

See Accompanying Notes to Financial Statements

Voya Short Term Bond Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2018 (unaudited) (continued)

75,000		Bank of New York Mellon Corp./The, 2.950%, 01/29/2023	73,188	0.1
250,000		Bank of New York Mellon Corp., 2.600%, 08/17/2020	248,086	0.2
160,000		Bank of Nova Scotia/The, 2.450%, 03/22/2021	156,727	0.1
140,000		Bank of Nova Scotia/The, 3.125%, 04/20/2021	139,321	0.1
252,000		Bank of Nova Scotia, 1.650%, 06/14/2019	250,140	0.2
200,000	(1)	Banque Federative du Credit Mutuel SA, 2.200%, 07/20/2020	196,081	0.2
153,000		Berkshire Hathaway Finance Corp., 1.700%, 03/15/2019	152,485	0.1
400,000	(1)	BPCE SA, 2.750%, 01/11/2023	382,603	0.3
260,000		Canadian Imperial Bank of Commerce, 2.700%, 02/02/2021	256,190	0.2
255,000		Canadian Imperial Bank of Commerce, 3.500%, 09/13/2023	253,522	0.2
300,000		CIT Group, Inc., 5.000%, 08/15/2022	307,350	0.3
250,000		Citibank NA, 2.000%, 03/20/2019	249,346	0.2
433,000		Citigroup, Inc., 2.050%, 12/07/2018	432,626	0.4
344,000		Citigroup, Inc., 2.700%, 03/30/2021	338,236	0.3
250,000		Citizens Bank NA/Providence RI, 3.700%, 03/29/2023	248,450	0.2
266,000		Comerica, Inc., 2.125%, 05/23/2019	264,851	0.2
207,000	(1)	Commonwealth Bank of Australia, 2.250%, 03/10/2020	204,394	0.2
250,000		Compass Bank, 3.500%, 06/11/2021	248,878	0.2
410,000		Cooperatieve Rabobank UA/NY, 2.250%, 01/14/2019	409,666	0.4
180,000		Cooperatieve Rabobank UA, 4.500%, 01/11/2021	184,442	0.2
200,000		Credit Suisse AG, 5.300%, 08/13/2019	204,037	0.2
360,000		Credit Suisse Group Funding Guernsey Ltd., 3.125%, 12/10/2020	357,263	0.3
200,000	(1)	Danske Bank A/S, 2.800%, 03/10/2021	195,214	0.2
150,000		Discover Bank, 2.600%, 11/13/2018	149,994	0.1
300,000	(1)	Federation des Caisses Desjardins du Quebec, 2.250%, 10/30/2020	293,502	0.3
220,000		Fifth Third Bank/Cincinnati OH, 1.625%, 09/27/2019	217,223	0.2

210,000		Fifth Third Bank/Cincinnati OH, 3.350%, 07/26/2021	209,487	0.2
223,000		GE Capital International Funding Co. Unlimited Co., 2.342%, 11/15/2020	217,954	0.2
127,000		Goldman Sachs Group, Inc./The, 2.300%, 12/13/2019	125,919	0.1
600,000		Goldman Sachs Group, Inc./The, 2.600%, 12/27/2020	590,658	0.5
425,000		Goldman Sachs Group, Inc., 2.550%, 10/23/2019	423,201	0.4
470,000		HSBC Holdings PLC, 3.400%, 03/08/2021	469,006	0.4
200,000		HSBC USA, Inc., 5.000%, 09/27/2020	205,820	0.2
200,000		HSBC Holdings PLC, 5.100%, 04/05/2021	207,852	0.2
250,000		Huntington National Bank/The, 3.250%, 05/14/2021	248,650	0.2
260,000	(1)	ING Bank NV, 1.650%, 08/15/2019	257,185	0.2
290,000	(3)	ING Bank NV, 4.125%, 11/21/2023	290,450	0.3
200,000		Intercontinental Exchange, Inc., 3.450%, 09/21/2023	199,110	0.2
893,000		JPMorgan Chase & Co., 2.550%, 03/01/2021	877,222	0.8
100,000		JPMorgan Chase & Co., 3.200%, 01/25/2023	98,602	0.1
250,000	(3)	JPMorgan Chase Bank NA, 2.604%, 02/01/2021	248,004	0.2
250,000		KeyBank NA/Cleveland OH, 2.350%, 03/08/2019	249,774	0.2
342,000		KeyCorp, 2.300%, 12/13/2018	341,901	0.3
200,000		Lloyds Bank PLC, 2.700%, 08/17/2020	198,191	0.2
175,000	(1)	Lloyds Bank PLC, 6.500%, 09/14/2020	183,451	0.2
145,000		M&T Bank Corp., 3.550%, 07/26/2023	144,285	0.1
365,000		Mitsubishi UFJ Financial Group, Inc., 2.190%, 09/13/2021	351,455	0.3
427,000	(1)	Mizuho Financial Group, Inc., 2.632%, 04/12/2021	416,666	0.4
30,000		Morgan Stanley, 2.200%, 12/07/2018	29,985	0.0
59,000		Morgan Stanley, 2.500%, 01/24/2019	58,971	0.0
347,000		Morgan Stanley, 2.500%, 04/21/2021	339,128	0.3
215,000		Morgan Stanley, 5.500%, 07/28/2021	226,448	0.2
270,000		Morgan Stanley, 5.625%, 09/23/2019	277,365	0.2
250,000		National Australia Bank Ltd./New York, 2.250%, 01/10/2020	247,166	0.2

See Accompanying Notes to Financial Statements

Voya Short Term Bond Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2018 (unaudited) (continued)

300,000		National Australia Bank Ltd./New York, 2.500%, 05/22/2022	288,159	0.3
312,000		National Rural Utilities Cooperative Finance Corp., 1.500%, 11/01/2019	306,980	0.3
300,000		National Rural Utilities Cooperative Finance Corp., 2.350%, 06/15/2020	296,238	0.3
200,000	(1)	Nationwide Building Society, 2.350%, 01/21/2020	198,051	0.2
250,000		Navient Corp., 5.000%, 10/26/2020	253,703	0.2
280,000	(1)	Nordea Bank AB, 4.875%, 01/27/2020	286,162	0.2
200,000	(1)	Nordea Bank AB, 4.875%, 05/13/2021	204,618	0.2
140,000	(1)	Nuveen Finance LLC, 2.950%, 11/01/2019	139,842	0.1
680,000		PNC Bank NA, 2.400%, 10/18/2019	676,825	0.6
310,000		PNC Bank NA, 2.600%, 07/21/2020	307,848	0.3
250,000		PNC Bank NA, 2.700%, 11/01/2022	240,922	0.2
190,000	(1)	Protective Life Global Funding, 2.161%, 09/25/2020	185,617	0.2
175,000	(1),(2)	Realogy Group LLC / Realogy Co-Issuer Corp., 5.250%, 12/01/2021	176,094	0.2
456,000		Royal Bank of Canada, 2.125%, 03/02/2020	451,302	0.4
465,000		Royal Bank of Scotland Group PLC, 6.400%, 10/21/2019	478,900	0.4
363,000	(1)	Scentre Group Trust 1 / Scentre Group Trust 2, 2.375%, 11/05/2019	359,096	0.3
250,000		Skandinaviska Enskilda Banken AB, 2.300%, 03/11/2020	246,920	0.2
265,000	(1)	Standard Chartered PLC, 2.100%, 08/19/2019	262,855	0.2
560,000	(1)	Standard Chartered PLC, 2.250%, 04/17/2020	550,299	0.5
280,000		Sumitomo Mitsui Banking Corp., 1.966%, 01/11/2019	279,503	0.2
270,000		Sumitomo Mitsui Banking Corp., 2.514%, 01/17/2020	267,908	0.2
186,000		Sumitomo Mitsui Financial Group, Inc., 2.934%, 03/09/2021	183,548	0.2
237,000		SunTrust Bank/Atlanta GA, 2.250%, 01/31/2020	234,421	0.2
200,000	(3)	SunTrust Bank/Atlanta GA, 3.502%, 08/02/2022	199,446	0.2
250,000		Svenska Handelsbanken AB, 3.350%, 05/24/2021	249,676	0.2

200,000	(1)	Swiss Re Treasury US Corp., 2.875%, 12/06/2022	194,046	0.2
250,000		TD Ameritrade Holding Corp., 2.950%, 04/01/2022	245,258	0.2
115,000		Toronto-Dominion Bank/The, 3.150%, 09/17/2020	115,171	0.1
710,000		Toronto-Dominion Bank, 2.250%, 11/05/2019	705,172	0.6
200,000	(1)	UBS AG/London, 2.200%, 06/08/2020	196,480	0.2
250,000		UBS AG/Stamford CT, 2.350%, 03/26/2020	247,051	0.2
200,000	(1)	UBS Group Funding Switzerland AG, 2.650%, 02/01/2022	193,389	0.2
250,000		US Bank NA/Cincinnati OH, 2.350%, 01/23/2020	247,978	0.2
250,000		US Bank NA/Cincinnati OH, 3.400%, 07/24/2023	249,068	0.2
160,000		Wells Fargo & Co., 2.100%, 07/26/2021	154,119	0.1
91,000		Wells Fargo & Co., 4.125%, 08/15/2023	92,047	0.1
460,000		Wells Fargo Bank NA, 2.150%, 12/06/2019	455,642	0.4
252,000		Westpac Banking Corp., 1.600%, 08/19/2019	249,413	0.2
290,000		Westpac Banking Corp., 2.300%, 05/26/2020	286,526	0.3
			28,731,897	25.3

		Industrial: 3.2%
324,000		Amphenol Corp., 2.200%, 04/01/2020	318,411	0.3
300,000	(1)	Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc., 4.625%, 05/15/2023	298,125	0.3
460,000		Caterpillar Financial Services Corp., 2.250%, 12/01/2019	456,871	0.4
110,000		Caterpillar Financial Services Corp., 3.150%, 09/07/2021	109,858	0.1
96,000		General Electric Co., 2.200%, 01/09/2020	94,999	0.1
200,000		Illinois Tool Works, Inc., 3.375%, 09/15/2021	199,821	0.2
296,000		Lockheed Martin Corp., 1.850%, 11/23/2018	295,661	0.2
300,000	(1)	Owens-Brockway Glass Container, Inc., 5.000%, 01/15/2022	303,750	0.3
207,000		Rockwell Collins, Inc., 1.950%, 07/15/2019	205,648	0.2
200,000	(1)	Rolls-Royce PLC, 2.375%, 10/14/2020	195,863	0.2
280,000		Roper Technologies, Inc., 3.000%, 12/15/2020	278,318	0.2
70,000		Ryder System, Inc., 3.500%, 06/01/2021	69,977	0.1

See Accompanying Notes to Financial Statements

Voya Short Term Bond Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2018 (unaudited) (continued)

275,000	(1)	SMBC Aviation Capital Finance DAC, 4.125%, 07/15/2023	275,588	0.2
340,000		United Parcel Service, Inc., 2.050%, 04/01/2021	331,179	0.3
180,000		United Technologies Corp., 3.100%, 06/01/2022	177,362	0.1
			3,611,431	3.2

		Technology: 5.4%
233,000		Activision Blizzard, Inc., 2.300%, 09/15/2021	226,220	0.2
190,000		Activision Blizzard, Inc., 2.600%, 06/15/2022	184,149	0.2
260,000		Analog Devices, Inc., 2.950%, 01/12/2021	257,850	0.2
320,000		Apple, Inc., 1.800%, 05/11/2020	314,718	0.3
300,000		Apple, Inc., 1.900%, 02/07/2020	296,514	0.3
310,000		Apple, Inc., 2.000%, 11/13/2020	304,590	0.3
92,000		Applied Materials, Inc., 2.625%, 10/01/2020	91,105	0.1
240,000		Broadcom Corp. / Broadcom Cayman Finance Ltd., 2.375%, 01/15/2020	237,259	0.2
740,000	(1)	Dell International LLC / EMC Corp., 4.420%, 06/15/2021	751,425	0.7
140,000		Electronic Arts, Inc., 3.700%, 03/01/2021	141,179	0.1
300,000	(1)	First Data Corp., 5.375%, 08/15/2023	305,325	0.3
100,000		Hewlett Packard Enterprise Co., 3.600%, 10/15/2020	100,519	0.1
130,000		HP, Inc., 4.300%, 06/01/2021	132,863	0.1
180,000		IBM Credit LLC, 2.650%, 02/05/2021	178,021	0.1
170,000		Intel Corp., 1.850%, 05/11/2020	167,318	0.1
637,000		Intel Corp., 2.450%, 07/29/2020	631,689	0.5
300,000		NCR Corp., 5.000%, 07/15/2022	299,062	0.3
180,000		NetApp, Inc., 2.000%, 09/27/2019	178,442	0.2
462,000		NVIDIA Corp., 2.200%, 09/16/2021	449,243	0.4
164,000		Oracle Corp., 2.400%, 09/15/2023	156,626	0.1
180,000		Oracle Corp., 2.625%, 02/15/2023	174,677	0.1
300,000	(1)	IQVIA, Inc., 4.875%, 05/15/2023	303,000	0.3
100,000		salesforce.com, Inc., 3.250%, 04/11/2023	99,314	0.1
117,000		Texas Instruments, Inc., 2.750%, 03/12/2021	116,158	0.1
			6,097,266	5.4

	Utilities: 4.8%
80,000	Alabama Power Co., 3.375%, 10/01/2020	79,937	0.1
130,000	Ameren Illinois Co., 2.700%, 09/01/2022	126,517	0.1
171,000	Berkshire Hathaway Energy Co., 2.375%, 01/15/2021	168,288	0.2
449,000	Black Hills Corp., 2.500%, 01/11/2019	448,516	0.4
330,000	Black Hills Corp., 5.875%, 07/15/2020	342,861	0.3
99,000	Dominion Energy, Inc., 1.600%, 08/15/2019	97,882	0.1
280,000	Dominion Energy, Inc., 2.579%, 07/01/2020	276,474	0.2
525,000	Duke Energy Corp., 1.800%, 09/01/2021	502,072	0.4
120,000	Duke Energy Progress LLC, 3.375%, 09/01/2023	119,715	0.1
143,000	Edison International, 2.125%, 04/15/2020	140,258	0.1
169,000	Eversource Energy, 2.500%, 03/15/2021	166,103	0.1
293,000	Exelon Generation Co. LLC, 2.950%, 01/15/2020	292,285	0.3
400,000	Fortis, Inc./Canada, 2.100%, 10/04/2021	382,384	0.3
220,000	Georgia Power Co., 2.000%, 03/30/2020	215,984	0.2
180,000	Georgia Power Co., 2.000%, 09/08/2020	175,568	0.2
239,000	NextEra Energy Capital Holdings, Inc., 2.300%, 04/01/2019	238,568	0.2
200,000	NextEra Energy Capital Holdings, Inc., 3.342%, 09/01/2020	200,498	0.2
250,000	Oklahoma Gas & Electric Co., 8.250%, 01/15/2019	253,851	0.2
105,000	Oncor Electric Delivery Co. LLC, 4.100%, 06/01/2022	107,313	0.1
245,000	Pacific Gas & Electric Co., 4.250%, 05/15/2021	248,716	0.2
324,000	Public Service Enterprise Group, Inc., 1.600%, 11/15/2019	318,637	0.3
296,000	Sempra Energy, 1.625%, 10/07/2019	291,793	0.3
170,000	Sempra Energy, 2.400%, 02/01/2020	167,930	0.1
130,000	Southern Co. Gas Capital Corp., 2.450%, 10/01/2023	122,075	0.1
		5,484,225	4.8

	Total Corporate Bonds/Notes
	(Cost $73,127,895)	72,416,245	63.8

COLLATERALIZED MORTGAGE OBLIGATIONS: 2.1%
252,321	Fannie Mae Interest Strip Series 404 8, 3.000%, 05/25/2040	240,243	0.2

See Accompanying Notes to Financial Statements

Voya Short Term Bond Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2018 (unaudited) (continued)

159,685	Fannie Mae REMIC Trust 2009-49 KB, 5.000%, 07/25/2024	160,381	0.1
134,815	Fannie Mae REMIC Trust 2010-137 XP, 4.500%, 10/25/2040	139,234	0.1
56,368	Fannie Mae REMIC Trust 2010-19 PB, 3.000%, 12/25/2039	55,427	0.1
241,887	Fannie Mae REMIC Trust 2010-54 LC, 3.000%, 04/25/2040	238,612	0.2
443,032	Freddie Mac REMIC Trust 2103 TE, 6.000%, 12/15/2028	480,183	0.4
254,418	Ginnie Mae Series 2012-52 PV, 2.500%, 12/20/2039	249,320	0.2
615,422	(3) Ginnie Mae Series 2014-53 JM, 7.127%, 04/20/2039	680,275	0.6
171,033	(3) Wells Fargo Mortgage Backed Securities 2005-AR16 2A1, 3.804%, 02/25/2034	176,297	0.2

	Total Collateralized Mortgage Obligations
	(Cost $2,487,966)	2,419,972	2.1

U.S. GOVERNMENT AGENCY OBLIGATIONS: 0.9%
	Federal Home Loan Mortgage Corporation: 0.6%(4)
48,533	5.500%, 01/01/2037	51,746	0.1
41,608	5.500%, 08/01/2038	44,358	0.0
10,269	5.500%, 10/01/2038	10,944	0.0
11,107	5.500%, 10/01/2038	11,840	0.0
294,655	5.500%, 11/01/2038	319,488	0.3
189,155	5.500%, 02/01/2039	201,624	0.2
		640,000	0.6

	Federal National Mortgage Association: 0.3%(4)
200,005	5.000%, 01/01/2023	207,098	0.2
172,453	5.000%, 07/01/2034	183,195	0.1
		390,293	0.3

	Total U.S. Government Agency Obligations
	(Cost $1,037,206)	1,030,293	0.9

FOREIGN GOVERNMENT BONDS: 0.1%
58,000	European Investment Bank, 1.750%, 05/15/2020	56,965	0.1

	Total Foreign Government Bonds
	(Cost $57,829)	56,965	0.1

ASSET-BACKED SECURITIES: 16.7%
	Automobile Asset-Backed Securities: 6.9%
150,000	Ally Auto Receivables Trust 2017-2 A4, 2.100%, 03/15/2022	147,443	0.1
350,000	Ally Auto Receivables Trust 2017-3 A4, 2.010%, 03/15/2022	343,543	0.3

200,000		Ally Auto Receivables Trust 2018-3 A4, 3.120%, 07/17/2023	199,408	0.2
250,000		CarMax Auto Owner Trust 2017-1 A4, 2.270%, 09/15/2022	245,398	0.2
450,000		CarMax Auto Owner Trust 2017-3 A4, 2.220%, 11/15/2022	439,694	0.4
450,000		CarMax Auto Owner Trust 2018-1 A4, 2.640%, 06/15/2023	443,118	0.4
600,000	(1)	Chrysler Capital Auto Receivables Trust 2016-BA A4, 1.870%, 02/15/2022	590,816	0.5
250,000		Ford Credit Auto Lease Trust 2018-B A4, 3.300%, 02/15/2022	250,374	0.2
400,000		Ford Credit Auto Owner Trust 2018-A A4, 3.160%, 10/15/2023	400,290	0.3
150,000		GM Financial Automobile Leasing Trust 2018-1 A3, 2.610%, 01/20/2021	149,159	0.1
350,000		GM Financial Automobile Leasing Trust 2018-1 A4, 2.680%, 12/20/2021	347,179	0.3
500,000		GM Financial Automobile Leasing Trust 2018-1 B, 2.870%, 12/20/2021	495,865	0.4
150,000		GM Financial Automobile Leasing Trust 2018-3 A4, 3.300%, 07/20/2022	149,981	0.1
350,000		GM Financial Consumer Automobile Receivables Trust 2018-3 A4, 3.160%, 01/16/2024	349,147	0.3
100,000		Hyundai Auto Receivables Trust 2017-A A4, 2.090%, 04/17/2023	97,947	0.1
200,000		Hyundai Auto Receivables Trust 2017-B A4, 1.960%, 02/15/2023	194,418	0.2
200,000		Mercedes-Benz Auto Receivables Trust 2018-1 A4, 3.150%, 10/15/2024	199,717	0.2
540,000		Nissan Auto Receivables 2016-B A4, 1.540%, 10/17/2022	528,166	0.5
200,000		Nissan Auto Receivables 2017-B A4, 1.950%, 10/16/2023	194,826	0.2
200,000	(1)	OSCAR US Funding Trust VI LLC 2017-1A A3, 2.820%, 06/10/2021	199,438	0.2
500,000	(1)	OSCAR US Funding Trust VII LLC 2017-2A A3, 2.450%, 12/10/2021	493,613	0.4

See Accompanying Notes to Financial Statements

Voya Short Term Bond Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2018 (unaudited) (continued)

200,000	(1)	Santander Retail Auto Lease Trust 2017-A A3, 2.220%, 01/20/2021	198,061	0.2
150,000	(1)	Santander Retail Auto Lease Trust 2017-A A4, 2.370%, 01/20/2022	148,070	0.1
450,000		Toyota Auto Receivables 2017-B Owner Trust A4, 2.050%, 09/15/2022	442,257	0.4
250,000		Toyota Auto Receivables 2017-C A4 Owner Trust, 1.980%, 12/15/2022	244,447	0.2
100,000		Toyota Auto Receivables 2018-C A4 Owner Trust, 3.130%, 02/15/2024	99,831	0.1
200,000		Volkswagen Auto Loan Enhanced Trust 2018-1 A4, 3.150%, 07/22/2024	199,644	0.2
100,000		World Omni Automobile Lease Securitization Trust 2017-A A4, 2.320%, 08/15/2022	99,152	0.1
			7,891,002	6.9

		Credit Card Asset-Backed Securities: 2.4%
450,000		American Express Credit Account Master Trust 2017-1 B, 2.100%, 09/15/2022	444,325	0.4
300,000		American Express Credit Account Master Trust 2018-4 A, 2.990%, 12/15/2023	299,176	0.3
150,000		BA Credit Card Trust 2018-A3 A3, 3.100%, 12/15/2023	149,926	0.1
250,000		Capital One Multi-Asset Execution Trust 2018-A1 A1, 3.010%, 02/15/2024	249,570	0.2
100,000		Discover Card Execution Note Trust 018-A4 A4, 3.110%, 01/16/2024	100,003	0.1
450,000		Discover Card Execution Note Trust 2017-A2 A2, 2.390%, 07/15/2024	438,710	0.4
400,000		Discover Card Execution Note Trust 2017-A6 A6, 1.880%, 02/15/2023	391,839	0.4
600,000	(1)	Evergreen Credit Card Trust Series 2018-1 A, 2.950%, 03/15/2023	596,433	0.5
			2,669,982	2.4

		Home Equity Asset-Backed Securities: 0.0%
4,802		Chase Funding Loan Acquisition Trust Series 2003-C2 1A, 4.750%, 12/25/2019	4,818	0.0

		Other Asset-Backed Securities: 6.5%
400,000	(1)	ARES XLVI CLO Ltd. 2017-46A A2, 3.569%, (US0003M + 1.230%), 01/15/2030	400,506	0.4

250,000	(1)	Babson CLO Ltd. 2017-1A A2, 3.683%, (US0003M + 1.350%), 07/18/2029	250,096	0.2
250,000	(1)	Benefit Street Partners CLO VIII Ltd. 2015-8A A1BR, 3.548%, (US0003M + 1.200%), 01/20/2031	247,801	0.2
560,000	(1)	Benefit Street Partners CLO X Ltd. 2016-10A A1, 3.829%, (US0003M + 1.490%), 01/15/2029	560,330	0.5
410,000	(1)	Carlyle Global Market Strategies CLO Ltd. 2017-1A A1A, 3.648%, (US0003M + 1.300%), 04/20/2031	410,812	0.4
250,000	(1)	Cedar Funding VIII Clo Ltd. 2017-8A A1, 3.586%, (US0003M + 1.250%), 10/17/2030	250,257	0.2
250,000	(1)	CIFC Funding 2013-2A A1LR, 3.543%, (US0003M + 1.210%), 10/18/2030	250,270	0.2
250,000	(1)	CIFC Funding 2015-IA ARR Ltd., 3.457%, (US0003M + 1.110%), 01/22/2031	249,632	0.2
250,000	(1)	CIFC Funding 2016-1A A, 3.827%, (US0003M + 1.480%), 10/21/2028	250,503	0.2
150,000		CNH Equipment Trust 2017-B A4, 2.170%, 04/17/2023	145,744	0.2
250,000	(1)	Deer Creek Clo Ltd. 2017-1A A, 3.528%, (US0003M + 1.180%), 10/20/2030	250,075	0.2
250,000	(1)	Dryden Senior Loan Fund 2017-47A A2, 3.689%, (US0003M + 1.350%), 04/15/2028	250,133	0.2
360,000	(1)	Dryden XXVIII Senior Loan Fund 2013-28A A1LR, 3.514%, (US0003M + 1.200%), 08/15/2030	360,095	0.3
250,000	(1)	Eaton Vance Clo 2015-1A A2R Ltd., 3.598%, (US0003M + 1.250%), 01/20/2030	249,367	0.2
250,000	(1)	Galaxy XIX CLO Ltd. 2015-19A A1R, 3.562%, (US0003M + 1.220%), 07/24/2030	250,141	0.2
330,000	(1)	LCM XXIII Ltd. 23A A1, 3.748%, (US0003M + 1.400%), 10/20/2029	331,275	0.3
250,000	(1)	Magnetite XII Ltd. 2015-12A ARR, 3.242%, (US0003M + 1.100%), 10/15/2031	249,999	0.2

See Accompanying Notes to Financial Statements

Voya Short Term Bond Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2018 (unaudited) (continued)

250,000	(1)	Octagon Investment Partners 30 Ltd. 2017-1A A1, 3.668%, (US0003M + 1.320%), 03/17/2030	251,250	0.3
250,000	(1)	Octagon Investment Partners XIV Ltd. 2012-1A A1BR, 3.714%, (US0003M + 1.375%), 07/15/2029	249,627	0.2
250,000	(1)	Octagon Investment Partners XV Ltd. 2013-1A A2R, 3.692%, (US0003M + 1.350%), 07/19/2030	250,517	0.2
260,000	(1)	OHA Loan Funding Ltd. 2015-1A AR, 3.724%, (US0003M + 1.410%), 08/15/2029	261,100	0.3
250,000	(1)	Palmer Square CLO 2013-2A AARR Ltd., 3.649%, (US0003M + 1.200%), 10/17/2031	250,000	0.2
250,000	(1)	Palmer Square CLO 2015-2A A1AR Ltd., 3.618%, (US0003M + 1.270%), 07/20/2030	250,441	0.2
250,000	(1)	Palmer Square CLO 2015-2A A1BR Ltd., 3.698%, (US0003M + 1.350%), 07/20/2030	250,603	0.2
250,000	(1)	THL Credit Wind River 2017-2A A CLO Ltd., 3.578%, (US0003M + 1.230%), 07/20/2030	250,218	0.2
300,000	(1)	Trafigura Securitisation Finance PLC 2018-1A A2, 3.730%, 03/15/2022	299,985	0.3
100,000	(1)	Volvo Financial Equipment LLC Series 2017-1A A4, 2.210%, 11/15/2021	98,385	0.1
			7,369,162	6.5

		Student Loan Asset-Backed Securities: 0.9%
250,000	(1)	DRB Prime Student Loan Trust 2017-A A2B, 2.850%, 05/27/2042	243,173	0.2
450,000	(1)	Laurel Road Prime Student Loan Trust 2018-B A2FX, 3.540%, 05/26/2043	449,055	0.4
300,000	(1)	Navient Private Education Loan Trust 2014-AA A3, 3.758%, (US0001M + 1.600%), 10/15/2031	309,607	0.3
			1,001,835	0.9

	Total Asset-Backed Securities
	(Cost $19,065,863)		18,936,799	16.7

COMMERCIAL MORTGAGE-BACKED SECURITIES: 9.0%
147,183	(1)	Americold LLC 2010 Trust ARTA A2FL, 3.634%, (US0001M + 1.500%), 01/14/2029	147,213	0.1

130,013	(3)	Bear Stearns Commercial Mortgage Securities Trust 2005-PWR9 C, 5.055%, 09/11/2042	130,163	0.1
410,000	(1),(3)	Bear Stearns Commercial Mortgage Securities Trust 2006-TOP22 D, 5.911%, 04/12/2038	419,817	0.4
540,000	(1)	BXMT 2017-FL1 A Ltd., 3.028%, (US0001M + 0.870%), 06/15/2035	540,845	0.5
422,795		Citigroup/Deutsche Bank Commercial Mortgage Trust 2006-CD3 AM, 5.648%, 10/15/2048	435,642	0.4
1,480		COMM 2013-LC13 A2, 3.009%, 08/10/2046	1,479	0.0
430,000		COMM 2013-LC6 B Mortgage Trust, 3.739%, 01/10/2046	422,067	0.4
92,797		COMM 2014-CR14 A2, 3.147%, 02/10/2047	92,801	0.1
161,382		COMM 2014-CR17 A2, 3.012%, 05/10/2047	161,492	0.1
793,000	(1),(3)	DBUBS 2011-LC1A E, 5.884%, 11/10/2046	818,886	0.7
7,692,444	(3),(5)	Freddie Mac Multifamily Structured Pass Through Certificates K045 x1, 0.577%, 01/25/2025	186,167	0.2
310,000	(1),(3)	FREMF Mortgage Trust 2012-K709 B, 3.872%, 04/25/2045	310,647	0.3
113,228	(1),(3)	GCCFC Commercial Mortgage Trust 2004-GG1 F, 6.603%, 06/10/2036	112,587	0.1
128,149	(3)	Ginnie Mae 2011-53 B, 4.397%, 05/16/2051	129,959	0.1
267,293		Ginnie Mae 2014-168 DA, 2.400%, 06/16/2046	259,328	0.2
268,256		Ginnie Mae 2015-183 AC, 2.350%, 07/16/2056	257,795	0.2
70,718	(3)	Ginnie Mae 2015-21 AF, 2.074%, 07/16/2048	68,012	0.1
135,504		Ginnie Mae 2015-81 AC, 2.400%, 01/16/2056	130,215	0.1
200,528		Ginnie Mae 2016-110 AB, 2.000%, 05/16/2049	191,795	0.2
87,581		Ginnie Mae 2016-86 AB, 2.500%, 09/16/2056	85,123	0.1
401,066		Ginnie Mae 2017-100 AB, 2.300%, 04/16/2052	388,109	0.3
204,847		Ginnie Mae 2017-51 AB, 2.350%, 04/16/2057	198,671	0.2
87,268		Ginnie Mae 2017-69 AB, 2.350%, 05/16/2053	84,553	0.1
146,819		Ginnie Mae 2017-70 A, 2.500%, 10/16/2057	142,082	0.1
547,379		Ginnie Mae 2017-86 AB, 2.300%, 11/16/2051	527,675	0.5
342,805		Ginnie Mae 2017-89 A, 2.500%, 08/16/2057	332,323	0.3
149,378		Ginnie Mae 2018-41 A, 2.400%, 09/16/2058	143,886	0.1

See Accompanying Notes to Financial Statements

Voya Short Term Bond Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2018 (unaudited) (continued)

25,913		GMAC Commercial Mortgage Securities, Inc. Series 2004-C3 Trust B, 4.965%, 12/10/2041	25,923	0.0
290,000	(1),(3)	GS Mortgage Securities Trust 2012-GC6 C, 5.840%, 01/10/2045	302,591	0.3
5,297		GS Mortgage Securities Trust 2013-GC16 A2, 3.033%, 11/10/2046	5,294	0.0
18,604		GS Mortgage Securities Trust 2014-GC18 A2, 2.924%, 01/10/2047	18,598	0.0
22,615	(1),(3)	JP Morgan Chase Commercial Mortgage Securities Trust 2003-CB6 H, 5.379%, 07/12/2037	22,490	0.0
1,040,000	(1),(3)	JP Morgan Chase Commercial Mortgage Securities Trust 2011-C5 B, 5.586%, 08/15/2046	1,081,408	0.9
340,000	(3)	JP Morgan Chase Commercial Mortgage Securities Trust 2013-C10 B, 3.674%, 12/15/2047	335,854	0.3
154,889		JPMBB Commercial Mortgage Securities Trust 2 2014-C19 A2, 3.046%, 04/15/2047	154,939	0.1
72,356		JPMBB Commercial Mortgage Securities Trust 2013-C15 A2, 2.977%, 11/15/2045	72,284	0.1
230,000		Morgan Stanley Bank of America Merrill Lynch Trust 2014-C14 A3, 3.669%, 02/15/2047	231,448	0.2
600,000	(1),(3)	Morgan Stanley Capital I Trust 2011-C1 D, 5.599%, 09/15/2047	615,953	0.5
290,000	(1)	Morgan Stanley Capital I Trust 2011-C1 J, 4.193%, 09/15/2047	289,967	0.3
390,000	(3)	TIAA Seasoned Commercial Mortgage Trust 2007-C4 C, 5.481%, 08/15/2039	390,217	0.3

	Total Commercial Mortgage-Backed Securities
	(Cost $10,470,678)		10,266,298	9.0

U.S. TREASURY OBLIGATIONS: 7.0%
		U.S. Treasury Notes: 7.0%
4,827,000		1.500%, 10/31/2019	4,767,040	4.2
4,000		2.750%, 08/15/2021	3,986	0.0
2,644,000		2.750%, 09/15/2021	2,634,291	2.3
564,000		2.750%, 08/31/2023	559,164	0.5

	Total U.S. Treasury Obligations
	(Cost $7,979,188)		7,964,481	7.0

	Total Long-Term Investments
	(Cost $114,226,625)		113,091,053	99.6

SHORT-TERM INVESTMENTS: 0.3%
	Securities Lending Collateral(6): 0.3%
312,952	Bank of Montreal, Repurchase Agreement dated 09/28/18, 2.22%, due 10/01/18 (Repurchase Amount $313,009, collateralized by various U.S. Government Securities, 0.000%-4.250%, Market Value plus accrued interest $319,211, due 12/06/18-09/09/49)
	(Cost $312,952)	312,952	0.3

Shares		Value	Percentage of Net Assets
	Mutual Funds: 0.0%
7,000	(7) Goldman Sachs Financial Square Government Fund - Institutional Shares, 1.980%
	(Cost $7,000)	7,000	0.0

	Total Short-Term Investments
	(Cost $319,952)	319,952	0.3

	Total Investments in Securities (Cost $114,546,577)	$113,411,005	99.9
	Assets in Excess of Other Liabilities	131,654	0.1
	Net Assets	$113,542,659	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
(1)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(2)	Security, or a portion of the security, is on loan.
(3)	Variable rate security. Rate shown is the rate in effect as of September 30, 2018.
(4)	The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.
(5)	Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.
(6)	Represents securities purchased with cash collateral received for securities on loan.
(7)	Rate shown is the 7-day yield as of September 30, 2018.

Reference Rate Abbreviations:
US0001M	1-month LIBOR
US0003M	3-month LIBOR

See Accompanying Notes to Financial Statements

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2018 (unaudited)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 10.2%
		Basic Materials: 1.0%
200,000	(1)	Alpha 3 BV / Alpha US Bidco, Inc., 6.250%, 02/01/2025	200,060	0.0
250,000	(1)	Aruba Investments, Inc., 8.750%, 02/15/2023	261,250	0.1
250,000	(1)	Cascades, Inc., 5.500%, 07/15/2022	253,125	0.1
250,000		Chemours Co/The, 5.375%, 05/15/2027	241,875	0.0
250,000		Cleveland-Cliffs, Inc., 5.750%, 03/01/2025	244,062	0.0
1,500,000		CNAC HK Finbridge Co. Ltd, 5.125%, 03/14/2028	1,511,145	0.2
250,000	(1)	Constellium NV, 6.625%, 03/01/2025	253,750	0.1
250,000	(1)	Cornerstone Chemical Co., 6.750%, 08/15/2024	250,680	0.0
200,000	(1)	First Quantum Minerals Ltd., 6.500%, 03/01/2024	183,750	0.0
250,000		Freeport-McMoRan, Inc., 4.550%, 11/14/2024	243,750	0.0
250,000		Hexion, Inc., 6.625%, 04/15/2020	235,625	0.0
200,000		Huntsman International LLC, 5.125%, 11/15/2022	206,500	0.0
450,000	(1)	Klabin Finance SA, 4.875%, 09/19/2027	398,812	0.1
250,000	(1)	Kraton Polymers LLC / Kraton Polymers Capital Corp., 7.000%, 04/15/2025	258,125	0.1
200,000	(1)	OCI NV, 6.625%, 04/15/2023	207,750	0.0
200,000		Olin Corp., 5.125%, 09/15/2027	193,500	0.0
250,000	(1)	Rayonier AM Products, Inc., 5.500%, 06/01/2024	241,958	0.0
250,000	(1)	Schweitzer-Mauduit International, Inc., 6.875%, 10/01/2026	255,625	0.1
350,000		Southern Copper Corp., 5.875%, 04/23/2045	382,996	0.1
200,000		Teck Resources Ltd., 5.200%, 03/01/2042	185,500	0.0
85,000	(1)	Tronox Finance PLC, 5.750%, 10/01/2025	79,050	0.0
300,000	(1),(2)	Tronox, Inc., 6.500%, 04/15/2026	289,875	0.1
250,000		United States Steel Corp., 6.250%, 03/15/2026	248,438	0.0
			6,827,201	1.0

		Communications: 1.1%
200,000	(1),(2)	Altice Finco SA, 8.125%, 01/15/2024	203,750	0.0

200,000	(1)	Altice France SA/France, 6.250%, 05/15/2024	198,400	0.0
200,000	(1)	Altice Luxembourg SA, 7.750%, 05/15/2022	195,400	0.0
200,000	(1)	Altice US Finance I Corp., 5.500%, 05/15/2026	199,900	0.0
250,000		AMC Networks, Inc., 4.750%, 08/01/2025	240,517	0.0
290,000		AT&T, Inc., 3.400%, 05/15/2025	276,376	0.1
250,000	(1)	Block Communications, Inc., 6.875%, 02/15/2025	257,500	0.1
150,000		Cablevision Systems Corp., 5.875%, 09/15/2022	153,281	0.0
278,000		CBS Corp., 4.000%, 01/15/2026	272,770	0.1
130,000	(1)	CCO Holdings LLC / CCO Holdings Capital Corp., 5.125%, 05/01/2027	123,579	0.0
335,000	(1)	CCO Holdings LLC / CCO Holdings Capital Corp., 5.000%, 02/01/2028	315,704	0.1
150,000	(1)	CCO Holdings LLC / CCO Holdings Capital Corp., 5.750%, 02/15/2026	150,938	0.0
273,000		Charter Communications Operating LLC / Charter Communications Operating Capital, 4.464%, 07/23/2022	277,755	0.1
150,000		Comcast Corp., 4.250%, 01/15/2033	147,150	0.0
250,000	(1)	CommScope Technologies LLC, 5.000%, 03/15/2027	241,250	0.0
150,000		CSC Holdings LLC, 5.250%, 06/01/2024	147,000	0.0
200,000	(2)	DISH DBS Corp., 5.000%, 03/15/2023	182,236	0.0
75,000		Frontier Communications Corp., 6.875%, 01/15/2025	45,962	0.0
75,000		Frontier Communications Corp., 11.000%, 09/15/2025	58,853	0.0
200,000	(1)	Gray Television, Inc., 5.125%, 10/15/2024	193,750	0.0
150,000	(1)	Intelsat Connect Finance SA, 9.500%, 02/15/2023	149,813	0.0
250,000	(1)	Intelsat Jackson Holdings SA, 8.500%, 10/15/2024	252,500	0.1
250,000		Level 3 Financing, Inc., 5.250%, 03/15/2026	246,575	0.0
250,000	(1)	Netflix, Inc., 5.875%, 11/15/2028	251,080	0.0
200,000	(1)	Nexstar Broadcasting, Inc., 5.625%, 08/01/2024	196,250	0.0
150,000	(1)	Plantronics, Inc., 5.500%, 05/31/2023	149,625	0.0

See Accompanying Notes to Financial Statements

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2018 (unaudited) (continued)

250,000	(1)	Salem Media Group, Inc., 6.750%, 06/01/2024	223,750	0.0
250,000	(1)	Sinclair Television Group, Inc., 5.125%, 02/15/2027	231,250	0.0
250,000	(1)	Sirius XM Radio, Inc., 6.000%, 07/15/2024	260,050	0.1
250,000		Sprint Corp., 7.125%, 06/15/2024	260,313	0.1
175,000		Sprint Corp., 7.625%, 03/01/2026	185,631	0.0
45,000		Telecom Italia Capital SA, 6.375%, 11/15/2033	44,325	0.0
145,000		Telecom Italia Capital SA, 7.721%, 06/04/2038	154,425	0.0
250,000	(1)	Telesat Canada / Telesat LLC, 8.875%, 11/15/2024	268,125	0.1
259,000		Time Warner Cable LLC, 5.000%, 02/01/2020	264,200	0.1
250,000		T-Mobile USA, Inc., 4.500%, 02/01/2026	238,625	0.0
278,000		Verizon Communications, Inc., 4.812%, 03/15/2039	280,541	0.1
210,000	(3)	Viacom, Inc., 6.250%, 02/28/2057	207,323	0.0
250,000	(1)	Zayo Group LLC / Zayo Capital, Inc., 5.750%, 01/15/2027	251,125	0.0
			7,997,597	1.1

		Consumer, Cyclical: 1.2%
250,000	(1)	1011778 BC ULC / New Red Finance, Inc., 5.000%, 10/15/2025	240,003	0.0
150,000	(2)	AMC Entertainment Holdings, Inc., 5.750%, 06/15/2025	144,112	0.0
60,000	(2)	AMC Entertainment Holdings, Inc., 5.875%, 11/15/2026	57,600	0.0
200,000		Asbury Automotive Group, Inc., 6.000%, 12/15/2024	203,000	0.0
160,000	(1)	Ashton Woods USA LLC / Ashton Woods Finance Co., 6.750%, 08/01/2025	150,000	0.0
250,000		AV Homes, Inc., 6.625%, 05/15/2022	258,487	0.1
280,000	(1)	Caesars Resort Collection LLC / CRC Finco, Inc., 5.250%, 10/15/2025	267,400	0.1
250,000	(1)	CCM Merger, Inc., 6.000%, 03/15/2022	257,240	0.1
250,000		Cedar Fair L.P. / Canada's Wonderland Co. / Magnum Management Corp., 5.375%, 06/01/2024	250,000	0.0
350,000		Century Communities, Inc., 5.875%, 07/15/2025	326,480	0.1
250,000	(1)	Cooper-Standard Automotive, Inc., 5.625%, 11/15/2026	246,562	0.0

250,000	(1)	Dana Financing Luxembourg Sarl, 5.750%, 04/15/2025	246,175	0.0
250,000	(1)	EMI Music Publishing Group North America Holdings, Inc., 7.625%, 06/15/2024	269,687	0.1
250,000	(1)	Golden Nugget, Inc., 6.750%, 10/15/2024	254,220	0.1
250,000		H&E Equipment Services, Inc., 5.625%, 09/01/2025	250,000	0.0
200,000	(1)	International Game Technology PLC, 6.500%, 02/15/2025	208,500	0.0
250,000	(1)	JB Poindexter & Co., Inc., 7.125%, 04/15/2026	260,625	0.1
250,000	(1)	KFC Holding Co/Pizza Hut Holdings LLC/Taco Bell of America LLC, 5.250%, 06/01/2026	250,188	0.1
150,000		L Brands, Inc., 6.750%, 07/01/2036	124,500	0.0
200,000		Lennar Corp., 5.250%, 06/01/2026	199,250	0.0
150,000		Lennar Corp., 5.375%, 10/01/2022	154,500	0.0
250,000		M/I Homes, Inc., 5.625%, 08/01/2025	236,250	0.0
200,000	(2)	Men's Wearhouse, Inc./The, 7.000%, 07/01/2022	206,500	0.0
250,000		Meritage Homes Corp., 5.125%, 06/06/2027	231,250	0.0
250,000		MGM Resorts International, 6.000%, 03/15/2023	259,375	0.1
150,000	(1)	Michaels Stores, Inc., 5.875%, 12/15/2020	150,900	0.0
250,000	(1)	Navistar International Corp., 6.625%, 11/01/2025	261,250	0.1
200,000	(1),(2)	Neiman Marcus Group Ltd., Inc., 8.000%, 10/15/2021	132,375	0.0
250,000	(1)	Penn National Gaming, Inc., 5.625%, 01/15/2027	241,800	0.0
250,000	(1)	PetSmart, Inc., 7.125%, 03/15/2023	180,937	0.0
100,000	(1)	Scientific Games International, Inc., 5.000%, 10/15/2025	95,250	0.0
90,000		Scientific Games International, Inc., 6.625%, 05/15/2021	90,000	0.0
100,000		Scientific Games International, Inc., 10.000%, 12/01/2022	106,332	0.0
200,000	(1)	Silversea Cruise Finance Ltd., 7.250%, 02/01/2025	218,570	0.0
55,000	(1)	Six Flags Entertainment Corp., 4.875%, 07/31/2024	54,010	0.0
210,000	(1)	Six Flags Entertainment Corp., 5.500%, 04/15/2027	208,425	0.0

See Accompanying Notes to Financial Statements

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2018 (unaudited) (continued)

275,000	(1)	Station Casinos LLC, 5.000%, 10/01/2025	264,083	0.1
250,000	(1)	Viking Cruises Ltd., 5.875%, 09/15/2027	244,575	0.0
250,000	(1)	WMG Acquisition Corp., 5.000%, 08/01/2023	250,625	0.1
150,000	(1)	Wolverine World Wide, Inc., 5.000%, 09/01/2026	147,563	0.0
			8,198,599	1.2

		Consumer, Non-cyclical: 1.3%
250,000		Acadia Healthcare Co., Inc., 6.500%, 03/01/2024	259,687	0.1
277,000		Allergan Funding SCS, 3.000%, 03/12/2020	276,767	0.1
250,000		Albertsons Cos LLC / Safeway, Inc. / New Albertsons L.P. / Albertson's LLC, 6.625%, 06/15/2024	241,562	0.0
140,000		Amgen, Inc., 3.200%, 11/02/2027	131,672	0.0
250,000	(1),(2)	Aptim Corp., 7.750%, 06/15/2025	216,215	0.0
125,000	(1)	Cardtronics, Inc. / Cardtronics USA, Inc., 5.500%, 05/01/2025	120,000	0.0
280,000		Celgene Corp., 3.250%, 08/15/2022	276,347	0.1
250,000		Centene Corp., 4.750%, 01/15/2025	250,000	0.0
15,000		Central Garden & Pet Co., 5.125%, 02/01/2028	14,287	0.0
200,000		Central Garden & Pet Co., 6.125%, 11/15/2023	207,250	0.0
105,000	(2)	CHS/Community Health Systems, Inc., 5.125%, 08/01/2021	102,637	0.0
150,000		CHS/Community Health Systems, Inc., 6.250%, 03/31/2023	143,062	0.0
250,000	(1)	Cott Holdings, Inc., 5.500%, 04/01/2025	244,687	0.0
239,000		CVS Health Corp., 3.875%, 07/20/2025	235,732	0.0
150,000	(1),(4)	Eagle Holding CO II LLC, 7.625% (PIK Rate 8.375%, Cash Rate 7.625%), 05/15/2022	152,250	0.0
250,000	(1),(2)	Endo Dac / Endo Finance LLC / Endo Finco, Inc., 5.875%, 10/15/2024	253,125	0.0
200,000		Envision Healthcare Corp., 5.625%, 07/15/2022	205,740	0.0
250,000	(1)	Graham Holdings Co., 5.750%, 06/01/2026	256,563	0.1
225,000	(1),(3)	Grupo Bimbo SAB de CV, 5.950%, 12/31/2199	226,688	0.0
250,000		HCA, Inc., 5.375%, 02/01/2025	255,625	0.1
150,000	(2)	Hertz Corp., 7.375%, 01/15/2021	150,188	0.0
250,000	(1)	Hill-Rom Holdings, Inc., 5.750%, 09/01/2023	257,500	0.1

150,000	(1)	Jaguar Holding Co. II / Pharmaceutical Product Development LLC, 6.375%, 08/01/2023	151,500	0.0
90,000	(1)	JBS USA LUX SA / JBS USA Finance, Inc., 5.875%, 07/15/2024	88,988	0.0
265,000	(1)	JBS USA LUX SA / JBS USA Finance, Inc., 6.750%, 02/15/2028	263,675	0.1
275,000		Kraft Heinz Foods Co., 2.800%, 07/02/2020	272,768	0.1
278,000		Laboratory Corp. of America Holdings, 2.625%, 02/01/2020	276,334	0.1
125,000	(1)	MPH Acquisition Holdings LLC, 7.125%, 06/01/2024	130,250	0.0
250,000	(1)	Pilgrim's Pride Corp., 5.750%, 03/15/2025	241,875	0.0
250,000	(1)	Pilgrim's Pride Corp., 5.875%, 09/30/2027	237,500	0.0
125,000	(1),(4)	Polaris Intermediate Corp., 8.500% (PIK Rate 8.500%, Cash Rate 0.000%), 12/01/2022	129,624	0.0
125,000	(1)	Post Holdings, Inc., 5.000%, 08/15/2026	118,663	0.0
150,000	(1)	Post Holdings, Inc., 8.000%, 07/15/2025	165,563	0.0
100,000	(2)	Revlon Consumer Products Corp., 6.250%, 08/01/2024	61,250	0.0
263,000		Reynolds American, Inc., 4.450%, 06/12/2025	265,197	0.1
250,000		Spectrum Brands, Inc., 5.750%, 07/15/2025	253,750	0.1
200,000	(1)	Sotera Health Holdings LLC, 6.500%, 05/15/2023	206,500	0.0
95,000		Teleflex, Inc., 4.625%, 11/15/2027	90,606	0.0
155,000		Teleflex, Inc., 5.250%, 06/15/2024	160,200	0.0
250,000		Tenet Healthcare Corp., 6.750%, 06/15/2023	250,000	0.0
200,000		Teva Pharmaceutical Finance Netherlands III BV, 6.000%, 04/15/2024	203,277	0.0
350,000		United Rentals North America, Inc., 4.625%, 10/15/2025	340,375	0.1
100,000	(1)	Bausch Health Cos, Inc./US, 9.250%, 04/01/2026	108,125	0.0
150,000	(1)	Bausch Health Cos, Inc., 5.500%, 03/01/2023	144,863	0.0
150,000	(1)	Bausch Health Cos, Inc., 5.500%, 11/01/2025	150,300	0.0
50,000	(1)	Bausch Health Cos, Inc., 9.000%, 12/15/2025	54,002	0.0
250,000	(1)	Vizient, Inc., 10.375%, 03/01/2024	274,688	0.1
200,000	(1)	West Street Merger Sub, Inc., 6.375%, 09/01/2025	190,500	0.0
			9,307,957	1.3

See Accompanying Notes to Financial Statements

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2018 (unaudited) (continued)

		Energy: 2.0%
200,000	(2)	Antero Resources Corp., 5.000%, 03/01/2025	202,250	0.0
250,000	(1)	Calfrac Holdings L.P., 8.500%, 06/15/2026	234,375	0.0
250,000	(1),(2)	California Resources Corp., 8.000%, 12/15/2022	239,062	0.0
160,000	(1)	Centennial Resource Production LLC, 5.375%, 01/15/2026	159,600	0.0
270,000		Cheniere Corpus Christi Holdings LLC, 5.125%, 06/30/2027	271,687	0.1
200,000	(2)	Chesapeake Energy Corp., 8.000%, 01/15/2025	206,900	0.0
70,000		Continental Resources, Inc./OK, 4.375%, 01/15/2028	69,567	0.0
250,000		Continental Resources, Inc./OK, 4.500%, 04/15/2023	254,587	0.1
250,000	(1)	Covey Park Energy LLC / Covey Park Finance Corp., 7.500%, 05/15/2025	254,687	0.1
250,000		Crestwood Midstream Partners L.P. / Crestwood Midstream Finance Corp., 5.750%, 04/01/2025	256,250	0.1
275,000		Delek Logistics Partners L.P. / Delek Logistics Finance Corp., 6.750%, 05/15/2025	278,437	0.1
250,000		Diamond Offshore Drilling, Inc., 4.875%, 11/01/2043	184,375	0.0
250,000		Diamondback Energy, Inc., 5.375%, 05/31/2025	256,562	0.1
250,000		Eclipse Resources Corp., 8.875%, 07/15/2023	255,625	0.1
80,000	(1)	Endeavor Energy Resources L.P. / EER Finance, Inc., 5.500%, 01/30/2026	80,400	0.0
120,000	(1)	Endeavor Energy Resources L.P. / EER Finance, Inc., 5.750%, 01/30/2028	120,450	0.0
150,000		EnLink Midstream Partners L.P., 4.150%, 06/01/2025	142,386	0.0
250,000		Ensco PLC, 7.750%, 02/01/2026	249,062	0.0
1,000,000		Gazprom OAO Via Gaz Capital SA, 4.950%, 03/23/2027	960,650	0.2
200,000		Gulfport Energy Corp., 6.375%, 05/15/2025	197,500	0.0
40,000		Gulfport Energy Corp., 6.375%, 01/15/2026	39,000	0.0

100,000	(1)	Hess Infrastructure Partners L.P. / Hess Infrastructure Partners Finance Corp., 5.625%, 02/15/2026	101,500	0.0
250,000	(1)	Indigo Natural Resources LLC, 6.875%, 02/15/2026	243,125	0.0
250,000	(1)	Jagged Peak Energy LLC, 5.875%, 05/01/2026	249,375	0.0
200,000	(1),(2)	Jonah Energy LLC / Jonah Energy Finance Corp., 7.250%, 10/15/2025	154,000	0.0
500,000		KazMunayGas National Co. JSC, 4.750%, 04/19/2027	502,345	0.1
1,250,000		KazMunayGas National Co. JSC, 4.750%, 04/19/2027	1,255,863	0.2
1,575,000		KazMunayGas National Co. JSC, 5.375%, 04/24/2030	1,605,398	0.2
180,000	(1)	Lonestar Resources America, Inc., 11.250%, 01/01/2023	198,450	0.0
75,000	(1)	Magnolia Oil & Gas Operating LLC / Magnolia Oil & Gas Finance Corp., 6.000%, 08/01/2026	75,000	0.0
200,000	(1)	Moss Creek Resources Holdings, Inc., 7.500%, 01/15/2026	200,750	0.0
150,000		Murphy Oil Corp., 5.750%, 08/15/2025	152,760	0.0
100,000		Murphy Oil Corp., 6.875%, 08/15/2024	106,097	0.0
225,000		Murphy Oil USA, Inc., 5.625%, 05/01/2027	224,156	0.0
250,000		Newfield Exploration Co., 5.625%, 07/01/2024	264,688	0.1
250,000	(1)	NGPL PipeCo LLC, 4.875%, 08/15/2027	249,688	0.1
100,000	(1)	Noble Holding International Ltd., 7.875%, 02/01/2026	104,125	0.0
250,000		PBF Logistics L.P. / PBF Logistics Finance Corp., 6.875%, 05/15/2023	256,563	0.1
250,000		Petrobras Global Finance BV, 5.750%, 02/01/2029	223,813	0.0
775,000		Petrobras Global Finance BV, 7.375%, 01/17/2027	786,083	0.1
250,000	(1)	Rockies Express Pipeline LLC, 5.625%, 04/15/2020	258,125	0.1
200,000		Sanchez Energy Corp., 6.125%, 01/15/2023	116,000	0.0
150,000	(1),(2)	Sanchez Energy Corp., 7.250%, 02/15/2023	148,313	0.0
200,000		SRC Energy, Inc., 6.250%, 12/01/2025	189,000	0.0

See Accompanying Notes to Financial Statements

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2018 (unaudited) (continued)

100,000	(1)	Sunoco L.P. / Sunoco Finance Corp., 4.875%, 01/15/2023	99,250	0.0
10,000	(1)	Sunoco L.P. / Sunoco Finance Corp., 5.500%, 02/15/2026	9,685	0.0
10,000	(1)	Sunoco L.P. / Sunoco Finance Corp., 5.875%, 03/15/2028	9,625	0.0
200,000	(1)	Tallgrass Energy Partners L.P. / Tallgrass Energy Finance Corp., 5.500%, 01/15/2028	202,250	0.0
250,000		Transocean, Inc., 6.800%, 03/15/2038	217,500	0.0
150,000		Unit Corp., 6.625%, 05/15/2021	150,750	0.0
200,000	(1)	Vermilion Energy, Inc., 5.625%, 03/15/2025	199,750	0.0
250,000		WildHorse Resource Development Corp., 6.875%, 02/01/2025	259,375	0.1
176,000		WPX Energy, Inc., 6.000%, 01/15/2022	183,260	0.0
			13,910,074	2.0

		Financial: 1.5%
150,000		AerCap Ireland Capital DAC / AerCap Global Aviation Trust, 4.625%, 10/30/2020	152,930	0.0
250,000		Ally Financial, Inc., 5.750%, 11/20/2025	259,062	0.0
327,000		Bank of America Corp., 2.625%, 10/19/2020	323,132	0.1
425,000		BBVA Bancomer SA/Texas, 6.750%, 09/30/2022	456,539	0.1
409,000	(1)	BPCE SA, 4.500%, 03/15/2025	400,421	0.1
281,000		Chubb INA Holdings, Inc., 3.350%, 05/03/2026	273,274	0.1
150,000		CIT Group, Inc., 5.000%, 08/15/2022	153,675	0.0
25,000		CIT Group, Inc., 5.250%, 03/07/2025	25,562	0.0
50,000		CIT Group, Inc., 6.125%, 03/09/2028	52,375	0.0
200,000		Citigroup, Inc., 2.900%, 12/08/2021	195,933	0.0
270,000	(1)	ESH Hospitality, Inc., 5.250%, 05/01/2025	262,575	0.0
403,000		GE Capital International Funding Co. Unlimited Co., 3.373%, 11/15/2025	383,836	0.1
279,000		Goldman Sachs Group, Inc., 4.250%, 10/21/2025	276,576	0.1
281,000		HCP, Inc., 4.000%, 06/01/2025	276,152	0.1
50,000	(1)	HUB International Ltd., 7.000%, 05/01/2026	50,190	0.0
277,000		JPMorgan Chase & Co., 4.250%, 10/01/2027	276,028	0.1
184,000	(3)	JPMorgan Chase & Co., 6.125%, 12/31/2199	191,844	0.0

250,000	(1)	Lions Gate Capital Holdings LLC, 5.875%, 11/01/2024	257,500	0.0
400,000		Lloyds Banking Group PLC, 4.582%, 12/10/2025	393,156	0.1
86,000	(3)	M&T Bank Corp., 6.450%, 12/31/2199	92,665	0.0
250,000		MGM Growth Properties Operating Partnership L.P. / MGP Finance Co-Issuer, Inc., 5.625%, 05/01/2024	257,188	0.0
268,000		Morgan Stanley, 4.000%, 07/23/2025	267,218	0.0
205,000		MPT Operating Partnership L.P. / MPT Finance Corp., 5.000%, 10/15/2027	198,741	0.0
250,000	(1)	Multibank, Inc., 4.375%, 11/09/2022	248,125	0.0
300,000		Navient Corp., 5.875%, 10/25/2024	294,369	0.1
250,000	(1)	Quicken Loans, Inc., 5.250%, 01/15/2028	233,125	0.0
250,000	(1),(2)	Realogy Group LLC / Realogy Co-Issuer Corp., 5.250%, 12/01/2021	251,563	0.0
970,000		Simon Property Group L.P., 3.375%, 12/01/2027	925,033	0.1
50,000		Springleaf Finance Corp., 6.125%, 05/15/2022	51,663	0.0
150,000		Springleaf Finance Corp., 7.125%, 03/15/2026	150,000	0.0
255,000	(1)	Tempo Acquisition LLC / Tempo Acquisition Finance Corp., 6.750%, 06/01/2025	248,625	0.0
350,000	(1),(3)	Turkiye Garanti Bankasi AS, 6.125%, 05/24/2027	294,984	0.1
250,000	(1)	Turkiye Vakiflar Bankasi TAO, 5.750%, 01/30/2023	214,861	0.0
200,000	(1)	UBS Group Funding Switzerland AG, 2.950%, 09/24/2020	198,149	0.0
1,000,000		Vnesheconombank Via VEB Finance PLC, 6.025%, 07/05/2022	972,730	0.2
269,000		Wells Fargo & Co., 4.300%, 07/22/2027	268,323	0.1
89,000	(3)	Wells Fargo & Co., 5.900%, 12/31/2199	90,446	0.0
250,000	(1)	Yapi ve Kredi Bankasi AS, 5.750%, 02/24/2022	227,113	0.0
			10,145,681	1.5

		Industrial: 1.0%
250,000	(1)	Advanced Disposal Services, Inc., 5.625%, 11/15/2024	253,372	0.1
250,000		AECOM, 5.875%, 10/15/2024	266,035	0.1

See Accompanying Notes to Financial Statements

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2018 (unaudited) (continued)

200,000	(4)	ARD Finance SA, 7.125% (PIK Rate 7.875%, Cash Rate 0.000%), 09/15/2023	203,000	0.0
250,000	(1)	BMC East LLC, 5.500%, 10/01/2024	242,187	0.0
135,000	(1)	Bombardier, Inc., 7.500%, 12/01/2024	142,762	0.0
250,000	(1)	Bombardier, Inc., 8.750%, 12/01/2021	277,712	0.1
250,000	(1)	BWAY Holding Co., 7.250%, 04/15/2025	244,350	0.0
500,000		Cemex SAB de CV, 6.125%, 05/05/2025	516,875	0.1
160,000	(1)	FXI Holdings, Inc., 7.875%, 11/01/2024	153,000	0.0
250,000	(1)	Itron, Inc., 5.000%, 01/15/2026	240,625	0.0
400,000	(1)	James Hardie International Finance DAC, 4.750%, 01/15/2025	388,580	0.1
250,000	(1)	Koppers, Inc., 6.000%, 02/15/2025	250,625	0.0
200,000		Lockheed Martin Corp., 3.550%, 01/15/2026	197,684	0.0
16,000	(1)	Masonite International Corp., 5.625%, 03/15/2023	16,420	0.0
250,000	(1)	Masonite International Corp., 5.750%, 09/15/2026	251,250	0.1
1,250,000		Mexico City Airport Trust, 4.250%, 10/31/2026	1,179,688	0.2
50,000	(1)	Multi-Color Corp., 4.875%, 11/01/2025	46,875	0.0
150,000	(1)	Multi-Color Corp., 6.125%, 12/01/2022	154,125	0.0
250,000	(1)	Novelis Corp., 5.875%, 09/30/2026	244,688	0.0
105,000	(1)	Owens-Brockway Glass Container, Inc., 5.875%, 08/15/2023	108,413	0.0
175,000	(1)	PGT Escrow Issuer, Inc., 6.750%, 08/01/2026	182,000	0.0
150,000	(1)	Sealed Air Corp., 5.500%, 09/15/2025	153,563	0.0
125,000	(1)	Standard Industries, Inc./NJ, 5.000%, 02/15/2027	117,969	0.0
150,000	(1)	Standard Industries, Inc./NJ, 6.000%, 10/15/2025	153,937	0.0
175,000	(1)	Stevens Holding Co., Inc., 6.125%, 10/01/2026	178,281	0.0
250,000		Summit Materials LLC / Summit Materials Finance Corp., 6.125%, 07/15/2023	254,795	0.1
250,000		TransDigm, Inc., 6.500%, 05/15/2025	255,313	0.1
200,000	(1)	Wrangler Buyer Corp., 6.000%, 10/01/2025	194,918	0.0
			6,869,042	1.0

		Technology: 0.5%
200,000	(1)	Ascend Learning LLC, 6.875%, 08/01/2025	202,500	0.0
100,000	(1)	BMC Software Finance, Inc., 8.125%, 07/15/2021	102,335	0.0
200,000		CDK Global, Inc., 4.875%, 06/01/2027	196,000	0.0
250,000		CDW LLC / CDW Finance Corp., 5.000%, 09/01/2025	250,000	0.0
220,000	(1)	Change Healthcare Holdings LLC / Change Healthcare Finance, Inc., 5.750%, 03/01/2025	219,175	0.0
250,000	(1)	Dell International LLC / EMC Corp., 7.125%, 06/15/2024	268,571	0.1
250,000		Donnelley Financial Solutions, Inc., 8.250%, 10/15/2024	264,531	0.1
250,000	(1)	First Data Corp., 7.000%, 12/01/2023	260,937	0.1
250,000	(1),(4)	Infor Software Parent LLC / Infor Software Parent, Inc., 7.125% (PIK Rate 7.875%, Cash Rate 7.125%), 05/01/2021	253,937	0.0
50,000		NCR Corp., 5.000%, 07/15/2022	49,844	0.0
150,000		NCR Corp., 6.375%, 12/15/2023	153,188	0.0
175,000	(1)	Open Text Corp., 5.875%, 06/01/2026	181,017	0.0
350,000		Oracle Corp., 3.250%, 11/15/2027	337,108	0.1
250,000	(1)	Qorvo, Inc., 5.500%, 07/15/2026	254,408	0.0
250,000	(1)	RP Crown Parent LLC, 7.375%, 10/15/2024	260,000	0.1
250,000	(1)	Veritas US, Inc. / Veritas Bermuda Ltd.., 10.500%, 02/01/2024	230,000	0.0
			3,483,551	0.5

		Utilities: 0.6%
200,000		Calpine Corp., 5.750%, 01/15/2025	177,750	0.0
90,000	(1)	Drax Finco PLC, 6.625%, 11/01/2025	91,350	0.0
250,000	(1)	LBC Tank Terminals Holding Netherlands BV, 6.875%, 05/15/2023	249,375	0.0
180,000	(1),(2)	NRG Energy, Inc., 5.750%, 01/15/2028	182,250	0.0
72,000		NRG Energy, Inc., 6.250%, 07/15/2022	74,462	0.0
1,000,000		Perusahaan Listrik Negara PT, 4.125%, 05/15/2027	938,854	0.2
1,875,000		Perusahaan Listrik Negara PT, 5.450%, 05/21/2028	1,932,311	0.3

See Accompanying Notes to Financial Statements

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2018 (unaudited) (continued)

250,000	(1)	Vistra Operations Co. LLC, 5.500%, 09/01/2026	253,125	0.1
			3,899,477	0.6

	Total Corporate Bonds/Notes
	(Cost $71,518,621)		70,639,179	10.2

COLLATERALIZED MORTGAGE OBLIGATIONS: 13.4%
524,338	(3)	Adjustable Rate Mortgage Trust 2006-2 1A1, 3.997%, 05/25/2036	493,945	0.1
1,326,792	(1),(3)	Agate Bay Mortgage Trust 2014-1 B4, 3.883%, 07/25/2044	1,302,210	0.2
2,033,798	(1),(3)	Agate Bay Mortgage Trust 2014-2 B4, 3.888%, 09/25/2044	1,994,449	0.3
169,006		Alternative Loan Trust 2005-10CB 1A1, 2.716%, (US0001M + 0.500%), 05/25/2035	150,201	0.0
674,224		Alternative Loan Trust 2005-10CB 1A2, 2.666%, (US0001M + 0.450%), 05/25/2035	597,908	0.1
711,935		Alternative Loan Trust 2005-23CB A15, 5.500%, 07/25/2035	710,191	0.1
241,778		Alternative Loan Trust 2005-51 3A2A, 3.135%, (12MTA + 1.290%), 11/20/2035	235,933	0.0
77,784		Alternative Loan Trust 2005-6CB 1A3, 5.250%, 04/25/2035	74,733	0.0
361,225		Alternative Loan Trust 2005-J2 1A12, 2.616%, (US0001M + 0.400%), 04/25/2035	317,526	0.1
47,057		Alternative Loan Trust 2006-13T1 A9, 6.000%, 05/25/2036	37,128	0.0
856,389		Alternative Loan Trust 2006-18CB A10, 2.616%, (US0001M + 0.400%), 07/25/2036	585,727	0.1
206,091		Alternative Loan Trust 2006-19CB A12, 2.616%, (US0001M + 0.400%), 08/25/2036	148,953	0.0
872,751		Alternative Loan Trust 2006-19CB A28, 2.816%, (US0001M + 0.600%), 08/25/2036	641,023	0.1
589,283		Alternative Loan Trust 2006-HY11 A1, 2.336%, (US0001M + 0.120%), 06/25/2036	552,944	0.1
220,142		Alternative Loan Trust 2007-2CB 2A1, 2.816%, (US0001M + 0.600%), 03/25/2037	152,190	0.0
416,959		Alternative Loan Trust 2007-HY8C A1, 2.376%, (US0001M + 0.160%), 09/25/2047	405,666	0.1

605,469		Alternative Loan Trust 2007-OA4 A1, 2.386%, (US0001M + 0.170%), 05/25/2047	587,535	0.1
313,197	(3)	Bear Stearns ALT-A Trust 2006-6 31A1, 4.037%, 11/25/2036	292,187	0.0
853,296	(3)	Bear Stearns ALT-A Trust 2006-6 32A1, 3.927%, 11/25/2036	719,859	0.1
240,595	(3)	Bear Stearns Structured Products, Inc. Trust 2007-R6 1A1, 4.106%, 01/26/2036	210,675	0.0
21,976	(1)	Bellemeade Re Ltd. 2015-1A M2, 6.516%, (US0001M + 4.300%), 07/25/2025	22,195	0.0
52,057	(3)	Chase Mortgage Finance Trust Series 2006-A1 2A3, 4.272%, 09/25/2036	50,038	0.0
113,546	(3)	CHL Mortgage Pass-Through Trust 2004-22 A3, 3.583%, 11/25/2034	112,856	0.0
190,798	(3)	Citigroup Mortgage Loan Trust 2006-AR2 1A1, 3.922%, 03/25/2036	183,061	0.0
107,082	(3)	Citigroup Mortgage Loan Trust 2006-AR9 2A, 4.314%, 11/25/2036	94,227	0.0
368,473	(1),(3)	Citigroup Mortgage Loan Trust 2015-A B2, 4.500%, 06/25/2058	376,086	0.1
31,402		Countrywide Alternative Loan Trust 2005-53T2 2A6, 2.716%, (US0001M + 0.500%), 11/25/2035	19,043	0.0
1,200,000		Countrywide Asset-Backed Certificates 2005-IM1 M1, 2.936%, (US0001M + 0.720%), 11/25/2035	1,214,144	0.2
585,427		CSMC Series 2007-2 3A6, 5.400%, 03/25/2037	499,988	0.1
1,400,000	(1),(3)	Deephaven Residential Mortgage Trust 2018-2A M1, 4.375%, 04/25/2058	1,392,956	0.2
2,126,000	(1),(3),(5)	Deephaven Residential Mortgage Trust 2018-3 M1, 4.357%, 08/25/2058	2,126,000	0.3
785,568		Deutsche ALT-A Securities, Inc. ALT 2007-AB1 A1, 2.516%, (US0001M + 0.300%), 04/25/2037	524,483	0.1
186,006	(1),(3)	Deutsche Mortgage Securities, Inc. Re-REMIC Trust Certificates Series 2007-WM1 A1, 3.658%, 06/27/2037	188,152	0.0
980,108	(6)	Fannie Mae 2007-18 BS, 4.384%, (-1.000*US0001M + 6.600%), 06/25/2035	145,589	0.0
2,323,569	(6)	Fannie Mae 2008-94 SI, 3.284%, (-1.000*US0001M + 5.500%), 04/25/2036	353,918	0.1

See Accompanying Notes to Financial Statements

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2018 (unaudited) (continued)

1,584,906	(6)	Fannie Mae 2009-95 HI, 6.000%, 12/25/2038	113,646	0.0
390,577		Fannie Mae 2010-15 FD, 2.956%, (US0001M + 0.740%), 03/25/2040	397,681	0.1
973,140		Fannie Mae 2011-47 GF, 2.786%, (US0001M + 0.570%), 06/25/2041	984,059	0.1
357,057		Fannie Mae 2012-10 UF, 2.766%, (US0001M + 0.550%), 02/25/2042	360,847	0.1
391,159	(6)	Fannie Mae 2012-84 KI, 6.000%, (US0001M + 6.000%), 08/25/2042	88,864	0.0
1,578,488	(6)	Fannie Mae 2012-93 IL, 3.000%, 09/25/2027	134,294	0.0
2,387,043	(6)	Fannie Mae 2015-56 DI, 3.000%, 12/25/2032	214,221	0.0
154,555		Fannie Mae Connecticut Avenue Securities 2014-CO4 1M2, 7.116%, (US0001M + 4.900%), 11/25/2024	177,126	0.0
1,100,000		Fannie Mae Connecticut Avenue Securities 2017-C02 2M2, 5.866%, (US0001M + 3.650%), 09/25/2029	1,214,631	0.2
650,000		Fannie Mae Connecticut Avenue Securities 2017-C05 1M2, 4.416%, (US0001M + 2.200%), 01/25/2030	670,554	0.1
900,000		Fannie Mae Connecticut Avenue Securities 2018-C02 2M2, 4.416%, (US0001M + 2.200%), 08/25/2030	912,603	0.1
1,500,000		Fannie Mae Connecticut Avenue Securities 2018-C03 1M2, 4.366%, (US0001M + 2.150%), 10/25/2030	1,521,168	0.2
500,000		Fannie Mae Connecticut Avenue Securities 2018-C04 2M2, 4.766%, (US0001M + 2.550%), 12/25/2030	512,168	0.1
400,000		Fannie Mae Connecticut Avenue Securities 2018-CO1 1M2, 4.466%, (US0001M + 2.250%), 07/25/2030	409,635	0.1
226,930	(6)	Fannie Mae REMIC Trust 2000-26 SP, 6.284%, (-1.000*US0001M + 8.500%), 08/25/2030	46,426	0.0
304,934	(6)	Fannie Mae REMIC Trust 2002-13 SR, 4.384%, (-1.000*US0001M + 6.600%), 03/25/2032	35,424	0.0
159,545	(6)	Fannie Mae REMIC Trust 2004-64 SW, 4.834%, (-1.000*US0001M + 7.050%), 08/25/2034	23,964	0.0

116,939	(6)	Fannie Mae REMIC Trust 2004-66 SE, 4.284%, (-1.000*US0001M + 6.500%), 09/25/2034	15,190	0.0
120,705	(6)	Fannie Mae REMIC Trust 2008-47 PS, 4.284%, (-1.000*US0001M + 6.500%), 06/25/2038	1,466	0.0
548,734	(6)	Fannie Mae REMIC Trust 2009-25 SN, 4.334%, (-1.000*US0001M + 6.550%), 04/25/2039	80,628	0.0
303,542	(6)	Fannie Mae REMIC Trust 2012-146 LI, 4.500%, 10/25/2041	36,604	0.0
26,183,401	(6)	Fannie Mae REMIC Trust 2012-66 IB, 0.050%, (-1.000*US0001M + 6.050%), 06/25/2042	58,771	0.0
1,227,539	(6)	Fannie Mae REMIC Trust 2013-116 SC, 3.984%, (-1.000*US0001M + 6.200%), 04/25/2033	134,950	0.0
2,406,783	(6)	Fannie Mae REMICS 2004-53 UC, 5.334%, (-1.000*US0001M + 7.550%), 07/25/2034	406,157	0.1
3,112,065	(6)	Fannie Mae REMICS 2005-59 NS, 4.534%, (-1.000*US0001M + 6.750%), 05/25/2035	339,121	0.1
9,245,106	(6)	Fannie Mae REMICS 2007-22 SD, 4.184%, (-1.000*US0001M + 6.400%), 03/25/2037	1,290,116	0.2
6,096,989	(6)	Fannie Mae REMICS 2007-30 IE, 4.524%, (-1.000*US0001M + 6.740%), 04/25/2037	1,153,400	0.2
11,318,980	(6)	Fannie Mae REMICS 2013-21 KI, 3.000%, 03/25/2028	894,712	0.1
11,030,453	(6)	Fannie Mae REMICS 2013-32 EI, 2.500%, 04/25/2033	1,088,898	0.2
7,826,118	(6)	Fannie Mae REMICS 2013-97 JS, 3.934%, (-1.000*US0001M + 6.150%), 04/25/2038	915,516	0.1
889,785		Fannie Mae Series 2006-11 FA, 2.516%, (US0001M + 0.300%), 03/25/2036	890,788	0.1
103,262		First Horizon Alternative Mortgage Securities Trust 2006-FA8 1A7, 6.000%, 02/25/2037	81,305	0.0
691,518	(1),(3)	Flagstar Mortgage Trust 2018-1 B3, 4.059%, 03/25/2048	663,906	0.1
2,238,347	(6)	Freddie Mac 2009-70 PS, 4.534%, (-1.000*US0001M + 6.750%), 01/25/2037	361,271	0.1
321,835	(6)	Freddie Mac 2524 SH, 5.342%, (-1.000*US0001M + 7.500%), 11/15/2032	30,902	0.0

See Accompanying Notes to Financial Statements

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2018 (unaudited) (continued)

575,735	(6)	Freddie Mac 2525 SM, 5.842%, (-1.000*US0001M + 8.000%), 02/15/2032	100,132	0.0
569,592	(6)	Freddie Mac 2981 CS, 4.562%, (-1.000*US0001M + 6.720%), 05/15/2035	70,097	0.0
236,955	(6)	Freddie Mac 2989 HS, 4.992%, (-1.000*US0001M + 7.150%), 08/15/2034	76,776	0.0
298,763	(6)	Freddie Mac 3018 SM, 5.042%, (-1.000*US0001M + 7.200%), 08/15/2035	53,406	0.0
516,673	(3),(6)	Freddie Mac 324 144, 5.975%, 06/15/2039	115,113	0.0
1,070,373	(6)	Freddie Mac 3523 SA, 3.842%, (-1.000*US0001M + 6.000%), 09/15/2036	130,897	0.0
939,371	(6)	Freddie Mac 3582 MS, 3.992%, (-1.000*US0001M + 6.150%), 10/15/2039	119,988	0.0
1,433,596	(6)	Freddie Mac 3688 BI, 5.000%, 07/15/2040	296,814	0.1
5,821,458	(6)	Freddie Mac 4186 IA, 3.000%, 03/15/2033	777,073	0.1
229,266	(6)	Freddie Mac 4333 AI, 5.500%, 02/15/2044	47,904	0.0
200,604	(6)	Freddie Mac REMIC Trust 2266 S, 6.392%, (-1.000*US0001M + 8.550%), 11/15/2030	31,581	0.0
263,743	(6)	Freddie Mac REMIC Trust 2374 S, 5.942%, (-1.000*US0001M + 8.100%), 06/15/2031	45,810	0.0
142,340	(6)	Freddie Mac REMIC Trust 2417 SY, 6.242%, (-1.000*US0001M + 8.400%), 12/15/2031	27,408	0.0
309,847	(6)	Freddie Mac REMIC Trust 2577 SA, 5.292%, (-1.000*US0001M + 7.450%), 02/15/2033	52,179	0.0
15,005		Freddie Mac REMIC Trust 2973 SB, 10.419%, (-3.667*US0001M + 18.333%), 05/15/2035	15,570	0.0
138,133	(6)	Freddie Mac REMIC Trust 2981 SU, 5.642%, (-1.000*US0001M + 7.800%), 05/15/2030	20,423	0.0
27,631	(6)	Freddie Mac REMIC Trust 2993 PS, 4.542%, (-1.000*US0001M + 6.700%), 05/15/2035	215	0.0
51,168		Freddie Mac REMIC Trust 3031 BP, 8.000%, (-6.723*US0001M + 44.975%), 08/15/2035	61,979	0.0
894,698	(6)	Freddie Mac REMIC Trust 3049 PI, 4.492%, (-1.000*US0001M + 6.650%), 10/15/2035	130,146	0.0
64,102		Freddie Mac REMIC Trust 3085 SK, 40.099%, (-12.000*US0001M + 66.000%), 12/15/2035	149,595	0.0
102,343	(7),(8)	Freddie Mac REMIC Trust 3151 PO, 0.000%, 05/15/2036	85,596	0.0

259,449	(6)	Freddie Mac REMIC Trust 3590 PI, 6.000%, 07/15/2039	19,994	0.0
260,114	(6)	Freddie Mac REMIC Trust 3624 TS, 2.642%, (-1.000*US0001M + 4.800%), 01/15/2040	21,631	0.0
471,431	(6)	Freddie Mac REMIC Trust 4261 ID, 6.500%, 06/15/2032	82,881	0.0
1,536,782	(6)	Freddie Mac REMIC Trust 4287 CI, 4.500%, 07/15/2041	279,169	0.0
2,547,820	(6)	Freddie Mac REMICS 2781 SB, 4.992%, (-1.000*US0001M + 7.150%), 04/15/2034	390,145	0.1
940,451		Freddie Mac REMICS 2921 PF, 2.508%, (US0001M + 0.350%), 01/15/2035	937,143	0.1
5,479,639	(6)	Freddie Mac REMICS 4290 EI, 5.000%, 12/15/2043	1,241,223	0.2
1,717,219		Freddie Mac REMICS Trust 3740 FB, 2.658%, (US0001M + 0.500%), 10/15/2040	1,726,597	0.3
1,949,523	(6)	Freddie Mac Strips Series 224 IO, 6.000%, 03/01/2033	474,072	0.1
1,012,870	(6)	Freddie Mac Strips Series 237 S23, 4.942%, (-1.000*US0001M + 7.100%), 05/15/2036	168,093	0.0
1,392,022	(6)	Freddie Mac Strips Series 260 33, 4.000%, 05/15/2039	232,239	0.0
500,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2015-HQA1 M3, 6.916%, (US0001M + 4.700%), 03/25/2028	576,526	0.1
600,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2017-DNA2 M2, 5.666%, (US0001M + 3.450%), 10/25/2029	662,132	0.1
250,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2017-DNA3 M2, 4.716%, (US0001M + 2.500%), 03/25/2030	261,927	0.0
1,750,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2017-HQA2 M2, 4.866%, (US0001M + 2.650%), 12/25/2029	1,838,507	0.3
4,100,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2017-HQA3 M2, 4.566%, (US0001M + 2.350%), 04/25/2030	4,236,771	0.6
3,300,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2018-HQA1 M2, 4.516%, (US0001M + 2.300%), 09/25/2030	3,345,215	0.5

See Accompanying Notes to Financial Statements

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2018 (unaudited) (continued)

7,901,218	(6)	Ginnie Mae 2007-59 SC, 4.335%, (-1.000*US0001M + 6.500%), 07/20/2037	1,059,306	0.2
298,469	(6)	Ginnie Mae 2011-101 EI, 6.000%, (-19.355*US0001M + 109.161%), 10/16/2039	57,831	0.0
48,124,012	(6)	Ginnie Mae 2013-130 SB, 2.946%, (-1.000*US0001M + 5.050%), 09/16/2043	3,999,269	0.6
696,636	(6)	Ginnie Mae Series 2008-40 SA, 4.242%, (-1.000*US0001M + 6.400%), 05/16/2038	98,287	0.0
1,215,332	(6)	Ginnie Mae Series 2009-116 SJ, 4.322%, (-1.000*US0001M + 6.480%), 12/16/2039	167,911	0.0
1,148,518	(6)	Ginnie Mae Series 2010-4 SL, 4.242%, (-1.000*US0001M + 6.400%), 01/16/2040	155,087	0.0
372,747	(6)	Ginnie Mae Series 2010-98 QS, 4.435%, (-1.000*US0001M + 6.600%), 01/20/2040	37,212	0.0
3,139,878	(6)	Ginnie Mae Series 2011-101 BI, 0.650%, (-1.000*US0001M + 6.650%), 11/20/2037	72,323	0.0
9,989,101	(6)	Ginnie Mae Series 2011-25 AS, 3.895%, (-1.000*US0001M + 6.060%), 02/20/2041	1,267,981	0.2
64,193	(6)	Ginnie Mae Series 2012-149 BI, 3.500%, 10/20/2041	9,520	0.0
546,415	(6)	Ginnie Mae Series 2013-103 DS, 3.985%, (-1.000*US0001M + 6.150%), 07/20/2043	75,790	0.0
203,197	(6)	Ginnie Mae Series 2013-134 DS, 3.935%, (-1.000*US0001M + 6.100%), 09/20/2043	27,521	0.0
459,399	(6)	Ginnie Mae Series 2013-44 LI, 4.500%, 01/16/2043	76,705	0.0
7,277,442	(6)	Ginnie Mae Series 2015-69 IL, 0.200%, (-1.000*US0001M + 6.700%), 07/20/2034	56,910	0.0
391,442	(6)	Ginnie Mae Series 2015-98 IU, 4.000%, 08/20/2044	62,485	0.0
1,169	(6)	Ginnie Mae Series 2016-12 MI, 5.000%, 04/20/2039	3	0.0
1,213,683	(6)	Ginnie Mae Series 2016-8 PI, 4.000%, 10/20/2044	192,302	0.0
617,150		HarborView Mortgage Loan Trust 2006-14 2A1A, 2.318%, (US0001M + 0.150%), 01/25/2047	598,717	0.1

710,078		HarborView Mortgage Loan Trust 2007-5 A1A, 2.358%, (US0001M + 0.190%), 09/19/2037	693,096	0.1
4,074		HomeBanc Mortgage Trust 2004-1 2A, 3.076%, (US0001M + 0.860%), 08/25/2029	3,922	0.0
48,453		HomeBanc Mortgage Trust 2005-3 A2, 2.526%, (US0001M + 0.310%), 07/25/2035	48,406	0.0
104,522		IndyMac INDX Mortgage Loan Trust 2006-AR2 1A1B, 2.426%, (US0001M + 0.210%), 04/25/2046	98,753	0.0
109,022		JP Morgan Mortgage Trust 2005-S3 1A10, 6.000%, 01/25/2036	88,550	0.0
288,960		JP Morgan Mortgage Trust 2006-S2 1A18, 6.000%, 07/25/2036	257,154	0.0
621,517		JP Morgan Mortgage Trust 2006-S3 1A30, 6.500%, 08/25/2036	475,947	0.1
660,630	(1),(3)	JP Morgan Mortgage Trust 2016-1 B3, 3.877%, 05/25/2046	648,741	0.1
591,331	(1),(3)	JP Morgan Mortgage Trust 2017-6 B3, 3.852%, 12/25/2048	551,326	0.1
3,960,801	(1),(3)	JP Morgan Mortgage Trust 2018-3 B1, 3.783%, 09/25/2048	3,772,247	0.6
495,974	(1),(3)	JP Morgan Mortgage Trust 2018-4 B1, 3.801%, 10/25/2048	475,513	0.1
495,974	(1),(3)	JP Morgan Mortgage Trust 2018-4 B2, 3.801%, 10/25/2048	468,640	0.1
1,989,280	(1),(3)	JP Morgan Mortgage Trust 2018-6C B2, 4.012%, 12/25/2048	1,916,561	0.3
1,014,000	(1),(3)	JP Morgan Mortgage Trust 2018-9 B2, 4.507%, 02/25/2049	1,015,250	0.2
2,000,000	(1),(3)	JP Morgan Mortgage Trust 2018-9 B3, 4.507%, 02/25/2049	1,958,457	0.3
71,996		Lehman XS Trust Series 2005-5N 1A2, 2.576%, (US0001M + 0.360%), 11/25/2035	65,233	0.0
1,428,781		Morgan Stanley Mortgage Loan Trust 2006-9AR A2, 2.366%, (US0001M + 0.150%), 08/25/2036	721,114	0.1
50,386		Prime Mortgage Trust 2007-1 A4, 5.500%, 03/25/2037	46,557	0.0
791,327	(1),(3)	Sequoia Mortgage Trust 2018-CH1 B1B, 4.508%, 02/25/2048	808,306	0.1
593,495	(1),(3)	Sequoia Mortgage Trust 2018-CH1 B2B, 4.508%, 02/25/2048	602,110	0.1

See Accompanying Notes to Financial Statements

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2018 (unaudited) (continued)

3,400,000	(1),(3)	Sequoia Mortgage Trust 2018-CH4 A13, 4.500%, 10/25/2048	3,424,366	0.5
127,845	(3)	Structured Adjustable Rate Mortgage Loan Trust 2005-4 3A1, 4.207%, 03/25/2035	128,455	0.0
600,000	(1),(3)	Verus Securitization Trust 2017-SG1A B1, 3.615%, 11/25/2047	594,474	0.1
2,100,000	(1),(3)	Verus Securitization Trust 2018-2 B1, 4.426%, 06/01/2058	2,078,291	0.3
166,910	(3)	WaMu Mortgage Pass Through Certificates Series 2006-AR12 2A3, 3.129%, 10/25/2036	155,095	0.0
412,514	(3)	WaMu Mortgage Pass-Through Certificates Series 2005-AR10 1A3, 4.124%, 09/25/2035	420,860	0.1
147,346	(3)	WaMu Mortgage Pass-Through Certificates Series 2006-AR10 1A1, 3.864%, 09/25/2036	143,276	0.0
26,542	(3)	WaMu Mortgage Pass-Through Certificates Series 2006-AR12 1A1, 3.483%, 10/25/2036	25,864	0.0
184,348	(3)	WaMu Mortgage Pass-Through Certificates Series 2006-AR14 1A3, 3.107%, 11/25/2036	177,093	0.0
708,469	(3)	WaMu Mortgage Pass-Through Certificates Series 2006-AR14 1A4, 3.107%, 11/25/2036	680,585	0.1
91,658	(3)	WaMu Mortgage Pass-Through Certificates Series 2006-AR16 3A1, 3.268%, 12/25/2036	89,447	0.0
97,203	(3)	WaMu Mortgage Pass-Through Certificates Series 2006-AR8 1A4, 3.914%, 08/25/2046	93,014	0.0
157,569	(3)	WaMu Mortgage Pass-Through Certificates Series 2007-HY2 1A1, 3.603%, 12/25/2036	154,592	0.0
17,005	(3)	WaMu Mortgage Pass-Through Certificates Series 2007-HY4 1A1, 3.162%, 04/25/2037	15,548	0.0
87,198	(3)	WaMu Mortgage Pass-Through Certificates Series 2007-HY7 2A2, 3.540%, 07/25/2037	72,572	0.0
938,719		Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2005-10 2A3, 3.116%, (US0001M + 0.900%), 11/25/2035	776,765	0.1
177,668		Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2005-11 A1, 5.750%, 01/25/2036	162,075	0.0

225,907		Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2005-8 1A2, 5.500%, 10/25/2035	217,517	0.0
1,064,605		Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2006-5 2CB2, 2.816%, (US0001M + 0.600%), 07/25/2036	639,410	0.1
1,164,494		Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2006-AR6 2A, 2.805%, (12MTA + 0.960%), 08/25/2046	879,627	0.1
65,063		Wells Fargo Alternative Loan 2007-PA2 2A1, 2.646%, (US0001M + 0.430%), 06/25/2037	54,638	0.0
549,562		Wells Fargo Mortgage Backed Securities 2006-8 A15, 6.000%, 07/25/2036	554,506	0.1
706,815		Wells Fargo Mortgage Backed Securities 2006-8 A18, 6.000%, 07/25/2036	713,174	0.1
1,848,872	(3)	Wells Fargo Mortgage Backed Securities 2006-AR12 1A1, 4.704%, 09/25/2036	1,865,599	0.3
516,537	(3)	Wells Fargo Mortgage Backed Securities 2006-AR17 A1, 4.560%, 10/25/2036	520,189	0.1
35,041	(3)	Wells Fargo Mortgage Backed Securities 2006-AR6 3A1, 3.837%, 03/25/2036	34,090	0.0
98,914	(3)	Wells Fargo Mortgage Backed Securities 2006-AR7 2A1, 4.323%, 05/25/2036	101,528	0.0
105,124	(3)	Wells Fargo Mortgage Backed Securities 2006-AR7 2A4, 4.323%, 05/25/2036	107,903	0.0
527,608	(3)	Wells Fargo Mortgage Backed Securities 2007-3 AE, 2.541%, 04/25/2037	475,041	0.1
684,419		Wells Fargo Mortgage Backed Securities 2007-7 A1 Trust, 6.000%, 06/25/2037	687,841	0.1
325,181	(3)	Wells Fargo Mortgage Backed Securities 2007-AR7 A1, 4.119%, 12/28/2037	318,603	0.1

See Accompanying Notes to Financial Statements

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2018 (unaudited) (continued)

751,328	(1),(3)	WinWater Mortgage Loan Trust 2015-5 B4, 3.796%, 08/20/2045	714,933	0.1

	Total Collateralized Mortgage Obligations
	(Cost $90,675,741)		92,485,712	13.4

BANK LOANS: 18.0%
		Aerospace & Defense: 0.3%
150,000		KBR, Inc. Term Loan B, 5.992%, (US0001M + 3.750%), 04/25/2025	151,781	0.0
697,873		Maxar Technologies Ltd. Term Loan B, 5.148%, (US0001M + 2.750%), 10/04/2024	689,063	0.1
298,500		TransDigm, Inc. 2018 Term Loan F, 4.742%, (US0001M + 2.500%), 06/09/2023	299,841	0.1
747,252		TransDigm, Inc. 2018 Term Loan G, 4.742%, (US0001M + 2.500%), 08/22/2024	750,469	0.1
			1,891,154	0.3

		Auto Components: 0.0%
147,750		Broadstreet Partners, Inc. 2018 Term Loan B, 5.492%, (US0001M + 3.250%), 11/08/2023	148,156	0.0

		Automotive: 0.8%
296,954		American Axle and Manufacturing, Inc. Term Loan B, 4.462%, (US0001M + 2.250%), 04/06/2024	297,418	0.0
150,000		L&W, Inc. 2018 Term Loan B, 6.212%, (US0001M + 4.000%), 05/22/2025	151,406	0.0
399,250		Belron Finance US LLC USD Term Loan B, 4.843%, (US0003M + 2.500%), 11/07/2024	400,623	0.1
448,128		Bright Bidco B.V. 2018 Term Loan B, 5.840%, (US0001M + 3.500%), 06/30/2024	443,646	0.1
298,496		Dealer Tire, LLC 2017 Term Loan B, 5.583%, (US0003M + 3.250%), 12/22/2021	287,303	0.0
393,090		Dynacast International LLC Term Loan B2, 5.636%, (US0003M + 3.250%), 01/28/2022	394,800	0.1
1,145,736		Gates Global LLC 2017 USD Repriced Term Loan B, 4.992%, (US0001M + 2.750%), 04/01/2024	1,153,881	0.2

1,046,396	KAR Auction Services, Inc. Term Loan B5, 4.938%, (US0003M + 2.500%), 03/09/2023	1,052,276	0.2
292,348	Mavis Tire Express Services Corp. 2018 1st Lien Term Loan, 5.415%, (US0001M + 3.250%), 03/20/2025	291,800	0.0
46,913	Mavis Tire Express Services Corp. 2018 Delayed Draw Term Loan, 1.242%, (US0001M + 3.250%), 03/20/2025	46,825	0.0
148,457	Superior Industries International, Inc. 2018 1st Lien Term Loan B, 6.242%, (US0001M + 4.000%), 05/22/2024	148,921	0.0
515,000	Tenneco, Inc. 2018 Term Loan B, 5.148%, (US0003M + 2.750%), 10/01/2025	515,238	0.1
148,500	Truck Hero, Inc. 1st Lien Term Loan, 5.962%, (US0001M + 3.750%), 04/21/2024	148,949	0.0
		5,333,086	0.8

	Beverage & Tobacco: 0.1%
400,000	Refresco Group BV USD Term Loan B3, 5.648%, (US0003M + 3.250%), 03/28/2025	398,500	0.1

	Building & Development: 0.5%
546,548	Capital Automotive L.P. 2017 1st Lien Term Loan, 4.750%, (US0001M + 2.500%), 03/24/2024	547,629	0.1
398,247	Core & Main LP 2017 Term Loan B, 5.317%, (US0003M + 3.000%), 08/01/2024	400,298	0.1
150,000	Foundation Building Materials, LLC 2018 Term Loan B, 5.398%, (US0001M + 3.250%), 08/13/2025	150,703	0.0
299,625	GYP Holdings III Corp. 2018 Term Loan B, 5.011%, (US0001M + 2.750%), 06/01/2025	299,484	0.0
249,365	Henry Company LLC Term Loan B, 6.242%, (US0001M + 4.000%), 10/05/2023	251,080	0.0
150,000	Interior Logic Group, Inc. 2018 Term Loan B, 6.342%, (US0003M + 4.000%), 05/30/2025	150,375	0.0
400,000	Minimax GmbH & Co. KG 2018 USD Term Loan B, 5.242%, (US0001M + 3.000%), 07/31/2025	403,500	0.1

See Accompanying Notes to Financial Statements

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2018 (unaudited) (continued)

330,000	Pisces Midco, Inc. 2018 Term Loan, 6.087%, (US0003M + 3.750%), 04/12/2025	332,544	0.1
400,000	Quikrete HLDGS Inc Term Loan, 4.992%, (US0001M + 2.750%), 11/15/2023	401,175	0.1
255,000	SRS Distribution Inc. 2018 1st Lien Term Loan, 5.441%, (US0003M + 3.250%), 05/23/2025	253,179	0.0
148,875	Werner FinCo LP 2017 Term Loan, 6.104%, (US0001M + 4.000%), 07/24/2024	148,968	0.0
147,757	Wilsonart LLC 2017 Term Loan B, 5.640%, (US0003M + 3.250%), 12/19/2023	148,549	0.0
		3,487,484	0.5

	Business Equipment & Services: 2.0%
80,689	24-7 Intouch Inc 2018 Term Loan, 6.648%, (US0003M + 4.250%), 08/20/2025	79,075	0.0
546,363	AlixPartners, LLP 2017 Term Loan B, 4.992%, (US0001M + 2.750%), 04/04/2024	549,436	0.1
399,217	Allflex Holdings III, Inc. New 1st Lien Term Loan, 5.586%, (US0003M + 3.250%), 07/20/2020	401,343	0.1
500	Altran Technologies S.A. 2018 USD Term Loan B, 4.575%, (US0003M + 2.250%), 03/20/2025	501	0.0
100,000	American Traffic Solutions, Inc. 2018 2nd Lien Term Loan, 9.992%, (US0001M + 7.750%), 02/23/2026	102,375	0.0
145,313	Array Canada Inc. Term Loan B, 7.386%, (US0003M + 5.000%), 02/10/2023	141,135	0.0
148,875	Ascend Learning, LLC 2017 Term Loan B, 5.242%, (US0001M + 3.000%), 07/12/2024	149,201	0.0
148,500	ASP MCS Acquisition Corp. Term Loan B, 7.136%, (US0003M + 4.750%), 05/18/2024	126,844	0.0
149,625	Verra Mobility Corporation 2018 1st Lien Term Loan, 5.992%, (US0001M + 3.750%), 02/28/2025	150,630	0.0
146,535	Big Ass Fans, LLC 2018 Term Loan, 6.136%, (US0003M + 3.750%), 05/21/2024	147,954	0.0

297,390	Camelot UK Holdco Limited 2017 Repriced Term Loan, 5.492%, (US0001M + 3.250%), 10/03/2023	298,240	0.1
286,875	GTCR Valor Companies, Inc. USD 2017 Term Loan B1, 5.636%, (US0003M + 3.250%), 06/16/2023	288,955	0.0
398,500	Colorado Buyer Inc Term Loan B, 5.110%, (US0001M + 3.000%), 05/01/2024	399,745	0.1
135,145	Convergint Technologies LLC 2018 1st Lien Term Loan, 5.242%, (US0001M + 3.000%), 02/03/2025	135,272	0.0
14,516	DG Investment Intermediate Holdings 2, Inc. 2018 Delayed Draw Term Loan, 5.242%, (US0001M + 3.000%), 02/03/2025	14,530	0.0
142,371	DTI Holdco, Inc. 2018 Term Loan B, 6.945%, (US0001M + 4.750%), 09/30/2023	138,901	0.0
435,100	EIG Investors Corp. 2018 1st Lien Term Loan, 6.061%, (US0003M + 3.750%), 02/09/2023	439,071	0.1
149,250	Element Materials Technology Group US Holdings Inc 2017 USD Term Loan B, 5.742%, (US0001M + 3.500%), 06/28/2024	150,369	0.0
61,112	Engineered Machinery Holdings, Inc. USD 1st Lien Term Loan, 5.636%, (US0003M + 3.250%), 07/19/2024	60,425	0.0
297,008	EVO Payments International LLC 2018 1st Lien Term Loan, 5.490%, (US0001M + 3.250%), 12/22/2023	299,235	0.1
905,000	Financial & Risk Holdings, Inc. 2018 USD Term Loan, 6.148%, (US0003M + 3.750%), 10/01/2025	904,111	0.1
150,000	FrontDoor Inc 2018 Term Loan B, 4.750%, (US0001M + 2.500%), 08/14/2025	151,312	0.0
126,864	Garda World Security Corporation 2017 Term Loan, 7.750%, (PRIME + 2.500%), 05/24/2024	127,604	0.0
299,250	GreenSky Holdings, LLC 2018 Term Loan B, 5.500%, (US0001M + 3.250%), 03/29/2025	300,746	0.1

See Accompanying Notes to Financial Statements

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2018 (unaudited) (continued)

150,000	PricewaterhouseCoopers LLP 2018 Term Loan, 5.492%, (US0001M + 3.250%), 05/01/2025	150,750	0.0
154,611	ION Trading Technologies S.a.r.l. USD Incremental Term Loan B, 6.398%, (US0003M + 4.000%), 11/21/2024	153,741	0.0
149,225	IQOR US Inc. Term Loan B, 7.337%, (US0003M + 5.000%), 04/01/2021	140,178	0.0
502,788	KUEHG Corp. 2018 Incremental Term Loan, 6.136%, (US0003M + 3.750%), 02/21/2025	506,402	0.1
299,250	Learning Care Group, Inc. 2018 1st Lien Term Loan, 5.431%, (US0001M + 3.250%), 03/13/2025	300,148	0.1
100,000	Learning Care Group, Inc. 2018 2nd Lien Term Loan, 9.676%, (US0001M + 7.500%), 03/13/2026	100,500	0.0
398,245	NeuStar, Inc. 2018 Term Loan B4, 5.742%, (US0001M + 3.500%), 08/08/2024	399,490	0.1
99,972	NeuStar, Inc. 2nd Lien Term Loan, 10.242%, (US0001M + 8.000%), 08/08/2025	99,347	0.0
499,050	NVA Holdings, Inc. Term Loan B3, 4.992%, (US0001M + 2.750%), 02/02/2025	498,660	0.1
399,000	PI US MergerCo, Inc. USD 2017 1st Lien Term Loan, 5.742%, (US0001M + 3.500%), 12/20/2024	398,651	0.1
430,005	Pre-Paid Legal Services, Inc. 2018 1st Lien Term Loan, 5.511%, (US0001M + 3.250%), 05/01/2025	433,163	0.1
249,375	Prometric Holdings, Inc. 1st Lien Term Loan, 5.250%, (US0001M + 3.000%), 01/29/2025	249,791	0.0
783,429	Red Ventures, LLC 1st Lien Term Loan, 6.242%, (US0001M + 4.000%), 11/08/2024	793,874	0.1
150,000	Renaissance Learning, Inc. 2018 Add On Term Loan, 5.492%, (US0001M + 3.250%), 05/30/2025	150,031	0.0
149,250	Research Now Group, Inc. 2017 1st Lien Term Loan, 7.742%, (US0001M + 5.500%), 12/20/2024	150,229	0.0
393,992	Solera Holdings, Inc. USD Term Loan B, 4.992%, (US0001M + 2.750%), 03/03/2023	395,417	0.1

398,617	Spin Holdco Inc. 2017 Term Loan B, 5.589%, (US0003M + 3.250%), 11/14/2022	400,510	0.1
150,000	SSH Group Holdings, Inc. 2018 1st Lien Term Loan, 6.590%, (US0003M + 4.250%), 07/30/2025	151,500	0.0
148,875	Staples, Inc. 2017 Term Loan B, 6.398%, (US0003M + 4.000%), 09/12/2024	149,015	0.0
154,605	Stiphout Finance LLC USD 1st Lien Term Loan, 5.242%, (US0001M + 3.000%), 10/26/2022	156,151	0.0
148,500	SurveyMonkey Inc. 2017 Term Loan, 6.750%, (US0001M + 4.500%), 04/13/2024	149,053	0.0
149,248	TMK Hawk Parent Corp. 2017 1st Lien Term Loan, 5.750%, (US0001M + 3.500%), 08/28/2024	147,569	0.0
150,000	USS Ultimate Holdings, Inc. 1st Lien Term Loan, 5.992%, (US0001M + 3.750%), 08/25/2024	151,500	0.0
305,000	Verifone Systems, Inc. 2018 1st Lien Term Loan, 6.322%, (US0003M + 4.000%), 08/20/2025	307,326	0.1
100,000	Verifone Systems, Inc. 2018 2nd Lien Term Loan, 10.322%, (US0003M + 8.000%), 08/20/2026	99,875	0.0
530,000	Verscend Holding Corp. 2018 Term Loan B, 6.742%, (US0001M + 4.500%), 08/27/2025	532,981	0.1
413,548	West Corporation 2017 Term Loan, 6.242%, (US0001M + 4.000%), 10/10/2024	412,831	0.1
195,000	West Corporation 2018 Term Loan B1, 5.742%, (US0001M + 3.500%), 10/10/2024	193,694	0.0
145,000	Yak Access, LLC 2018 1st Lien Term Loan B, 7.139%, (US0001M + 5.000%), 07/02/2025	140,650	0.0
100,000	Yak Access, LLC 2018 2nd Lien Term Loan B, 12.148%, (US0001M + 10.000%), 06/13/2026	95,500	0.0
		13,565,537	2.0

	Cable & Satellite Television: 0.4%
1,048,625	CSC Holdings, LLC 2018 Term Loan B, 4.658%, (US0001M + 2.500%), 01/25/2026	1,050,984	0.2

See Accompanying Notes to Financial Statements

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2018 (unaudited) (continued)

496,988	Radiate Holdco, LLC 1st Lien Term Loan, 5.242%, (US0001M + 3.000%), 02/01/2024	496,706	0.1
144,307	Telesat Canada Term Loan B4, 4.890%, (US0003M + 2.500%), 11/17/2023	144,902	0.0
499,873	UPC Financing Partnership USD Term Loan AR, 4.658%, (US0001M + 2.500%), 01/15/2026	500,082	0.1
150,000	Virgin Media Bristol LLC Term Loan K, 4.658%, (US0001M + 2.500%), 01/15/2026	150,403	0.0
246,264	WideOpenWest Finance LLC 2017 Term Loan B, 5.408%, (US0001M + 3.250%), 08/18/2023	242,016	0.0
		2,585,093	0.4

	Chemicals & Plastics: 0.8%
84,051	Allnex (Luxembourg) & Cy S.C.A. 2016 USD Term Loan B2, 5.567%, (US0003M + 3.250%), 09/13/2023	84,523	0.0
63,323	Allnex USA, Inc. USD Term Loan B3, 5.567%, (US0003M + 3.250%), 09/13/2023	63,679	0.0
398,500	Alpha 3 B.V. 2017 Term Loan B1, 5.386%, (US0003M + 3.000%), 01/31/2024	400,617	0.1
797,870	Avantor, Inc. 2017 1st Lien Term Loan, 6.261%, (US0001M + 4.000%), 11/21/2024	808,199	0.1
175,000	Composite Resins Holding B.V. 2018 Term Loan B, 6.354%, (US0001M + 4.250%), 08/01/2025	176,531	0.0
398,622	Diamond (BC) B.V. USD Term Loan, 5.242%, (US0001M + 3.000%), 09/06/2024	391,895	0.1
391,270	Emerald Performance Materials, LLC New 1st Lien Term Loan, 5.742%, (US0001M + 3.500%), 08/01/2021	394,572	0.1
149,625	Encapsys, LLC 1st Lien Term Loan, 5.492%, (US0001M + 3.250%), 11/07/2024	150,436	0.0
84,273	KMG Chemicals Inc. Term Loan B, 4.992%, (US0001M + 2.750%), 06/15/2024	84,484	0.0
387,727	Kraton Polymers, LLC 2018 USD Term Loan, 4.742%, (US0001M + 2.500%), 03/05/2025	389,545	0.1

550,000	MacDermid, Inc. USD Term Loan B6, 5.242%, (US0001M + 3.000%), 06/07/2023	552,836	0.1
297,428	Plaskolite, Inc. 1st Lien Term Loan, 5.747%, (US0001M + 3.500%), 11/03/2022	298,172	0.0
538,948	PQ Corporation 2018 Term Loan B, 4.742%, (US0001M + 2.500%), 02/08/2025	540,127	0.1
150,000	Schenectady International Group Inc. 2018 1st Lien Term Loan, 7.148%, (US0003M + 4.750%), 08/10/2025	150,469	0.0
150,000	Solenis International, LP 2018 1st Lien Term Loan, 6.311%, (US0003M + 4.000%), 12/26/2023	151,406	0.0
180,000	Starfruit Finco B.V 2018 USD Term Loan B, 5.511%, (US0003M + 3.250%), 09/20/2025	180,980	0.0
44,743	Tronox Blocked Borrower LLC Term Loan B, 5.242%, (US0001M + 3.000%), 09/22/2024	44,962	0.0
103,254	Tronox Finance LLC Term Loan B, 5.242%, (US0001M + 3.000%), 09/22/2024	103,759	0.0
533,254	Univar Inc. 2017 USD Term Loan B, 4.492%, (US0001M + 2.250%), 07/01/2024	535,180	0.1
		5,502,372	0.8

	Clothing/Textiles: 0.0%
250,000	Varsity Brands, Inc. 2017 Term Loan B, 5.898%, (US0001M + 3.500%), 12/15/2024	250,937	0.0

	Communications: 0.0%
300,000	Shutterfly, Inc., 5.000%, (US0001M + 2.750%), 08/17/2024	301,463	0.0

	Consumer, Non-cyclical: 0.0%
232	Albany Molecular Research, Inc. 2017 1st Lien Term Loan, 5.492%, (US0001M + 3.250%), 08/30/2024	233	0.0
86,074	Alvogen Pharma US, Inc. Term Loan, 6.980%, (US0003M + 5.000%), 04/02/2022	86,773	0.0
		87,006	0.0

See Accompanying Notes to Financial Statements

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2018 (unaudited) (continued)

	Containers & Glass Products: 0.9%
149,625	Albea Beauty Holdings S.A 2018 USD Term Loan B2, 5.195%, (US0003M + 2.750%), 04/22/2024	149,157	0.0
150,000	Ball Metalpack, LLC 2018 1st Lien Term Loan B, 6.742%, (US0001M + 4.500%), 07/24/2025	151,500	0.0
405,000	Berlin Packaging LLC 2018 1st Lien Term Loan, 5.160%, (US0001M + 3.000%), 11/07/2025	405,538	0.1
293,500	BWAY Holding Company 2017 Term Loan B, 5.581%, (US0003M + 3.250%), 04/03/2024	293,683	0.0
544,867	Consolidated Container Company LLC 2017 1st Lien Term Loan, 4.992%, (US0001M + 2.750%), 05/22/2024	547,676	0.1
148,125	Flex Acquisition Company, Inc. 1st Lien Term Loan, 5.337%, (US0003M + 3.000%), 12/29/2023	148,264	0.0
789,375	Flex Acquisition Company, Inc. 2018 Incremental Term Loan, 5.751%, (US0003M + 3.250%), 06/29/2025	791,842	0.1
386,620	Milacron LLC Amended Term Loan B, 4.742%, (US0001M + 2.500%), 09/28/2023	387,023	0.1
224,631	SIG Combibloc Group AG, 7.000%, (PRIME + 1.750%), 03/13/2022	225,333	0.0
150,000	Pelican Products, Inc. 2018 1st Lien Term Loan, 5.604%, (US0001M + 3.500%), 05/01/2025	150,352	0.0
398,618	Plastipak Packaging, Inc. 2018 Term Loan B, 4.750%, (US0001M + 2.500%), 10/14/2024	399,532	0.1
147,375	Proampac PG Borrower LLC First Lien Term Loan, 5.777%, (US0003M + 3.500%), 11/18/2023	148,167	0.0
993,106	Reynolds Group Holdings Inc. USD 2017 Term Loan, 4.992%, (US0001M + 2.750%), 02/05/2023	998,761	0.2
149,250	Ring Container Technologies Group, LLC 1st Lien Term Loan, 4.992%, (US0001M + 2.750%), 10/31/2024	149,670	0.0
399,000	Titan Acquisition Limited 2018 Term Loan B, 5.242%, (US0001M + 3.000%), 03/28/2025	387,498	0.1

27,241	TricorBraun Holdings, Inc. 1st Lien Delayed Draw Term Loan, 8.000%, (PRIME + 2.750%), 11/30/2023	27,388	0.0
270,348	TricorBraun Holdings, Inc. 1st Lien Term Loan, 6.140%, (US0003M + 3.750%), 11/30/2023	271,812	0.0
547,873	Trident TPI Holdings, Inc. 2017 USD Term Loan B1, 5.492%, (US0001M + 3.250%), 10/17/2024	546,932	0.1
		6,180,128	0.9

	Cosmetics/Toiletries: 0.1%
150,000	Anastasia Parent, LLC 2018 Term Loan B, 5.883%, (US0001M + 3.750%), 08/02/2025	149,094	0.0
161,250	Rodan & Fields, LLC 2018 Term Loan B, 8.250%, (PRIME + 3.000%), 06/06/2025	163,114	0.0
298,492	Wellness Merger Sub, Inc. 1st Lien Term Loan, 6.529%, (US0003M + 4.250%), 06/30/2024	300,483	0.1
		612,691	0.1

	Drugs: 0.3%
409,464	Alvogen Pharma US, Inc. 2018 Term Loan B, 6.990%, (US0001M + 4.750%), 04/02/2022	412,791	0.1
574,925	Amneal Pharmaceuticals LLC 2018 Term Loan B, 5.750%, (US0001M + 3.500%), 05/04/2025	581,034	0.1
398,870	Endo Luxembourg Finance Company I S.a r.l. 2017 Term Loan B, 6.492%, (US0001M + 4.250%), 04/29/2024	402,360	0.0
452,826	Horizon Pharma, Inc. 2017 1st Lien Term Loan, 5.500%, (US0001M + 3.250%), 03/29/2024	457,071	0.1
		1,853,256	0.3

	Ecological Services & Equipment: 0.2%
249,322	4L Holdings, LLC 1st Lien Term Loan, 6.742%, (US0001M + 4.500%), 05/08/2020	244,491	0.0
493,103	ADS Waste Holdings Inc. Term Loan, 4.413%, (US0001W + 2.250%), 11/10/2023	495,415	0.1
249,375	Gopher Resource, LLC 1st Lien Term Loan, 5.492%, (US0001M + 3.250%), 03/06/2025	250,700	0.0

See Accompanying Notes to Financial Statements

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2018 (unaudited) (continued)

298,500	Wrangler Buyer Corp. Term Loan B, 4.992%, (US0001M + 2.750%), 09/27/2024	300,645	0.1
		1,291,251	0.2

	Electronics/Electrical: 2.3%
89,104	Aptean, Inc. 2017 1st Lien Term Loan, 6.640%, (US0003M + 4.250%), 12/20/2022	89,587	0.0
354,242	Avast Software B.V. 2018 USD Term Loan B, 4.886%, (US0003M + 2.500%), 09/30/2023	356,732	0.1
299,250	Barracuda Networks, Inc. 1st Lien Term Loan, 5.408%, (US0001M + 3.250%), 02/12/2025	300,091	0.0
710,000	BMC Software Finance, Inc. 2018 USD Term Loan B, 6.648%, (US0003M + 4.250%), 09/01/2025	717,626	0.1
647,619	BMC Software Finance, Inc. USD 2017 1st Lien Term Loan, 5.492%, (US0001M + 3.250%), 09/10/2022	652,375	0.1
185,000	Cohu, Inc. 2018 Term Loan B, 5.398%, (US0003M + 3.000%), 09/20/2025	185,694	0.0
150,000	Compuware Corporation 2018 Term Loan B, 5.712%, (US0001M + 3.500%), 08/22/2025	151,500	0.0
400,000	Dynatrace LLC 2018 1st Lien Term Loan, 5.474%, (US0001M + 3.250%), 08/22/2025	403,188	0.1
100,000	Dynatrace LLC 2018 2nd Lien Term Loan, 9.224%, (US0003M + 7.000%), 08/21/2026	101,250	0.0
150,000	EagleView Technology Corporation 2018 Add On Term Loan B, 5.634%, (US0001M + 3.500%), 08/14/2025	150,344	0.0
150,000	Electrical Components International, Inc. 2018 1st Lien Term Loan, 6.636%, (US0003M + 4.250%), 06/26/2025	151,125	0.0
390,564	Epicor Software Corporation 1st Lien Term Loan, 5.500%, (US0001M + 3.250%), 06/01/2022	392,307	0.1
398,969	SkillSoft Corporation 1st Lien Term Loan, 6.992%, (US0001M + 4.750%), 04/28/2021	380,932	0.1

146,946	Eze Castle Software Inc. 2017 1st Lien Term Loan, 5.242%, (US0001M + 3.000%), 04/06/2020	147,589	0.0
569,734	Greeneden U.S. Holdings II, LLC 2018 USD Term Loan B, 5.742%, (US0001M + 3.500%), 12/01/2023	573,562	0.1
437,764	Hyland Software, Inc. 2017 1st Lien Term Loan, 5.492%, (US0001M + 3.250%), 07/01/2022	441,275	0.1
397,315	Infor (US), Inc. Term Loan B6, 5.136%, (US0003M + 2.750%), 02/01/2022	398,840	0.1
624,638	Informatica Corporation 2018 USD Term Loan, 5.492%, (US0001M + 3.250%), 08/05/2022	629,546	0.1
816,881	Kronos Incorporated 2017 Term Loan B, 5.343%, (US0003M + 3.000%), 11/01/2023	821,757	0.1
150,000	Lumentum Holdings 2018 1st Lien Term Loan, 4.898%, (US0003M + 2.500%), 08/07/2025	151,500	0.0
117,105	MA FinanceCo., LLC USD Term Loan B3, 4.742%, (US0001M + 2.500%), 06/21/2024	116,666	0.0
150,000	Marketo, Inc. 2018 1st Lien Term Loan, 5.593%, (US0003M + 3.250%), 02/07/2025	150,469	0.0
125,909	MaxLinear, Inc. Term Loan B, 4.658%, (US0001M + 2.500%), 05/12/2024	126,063	0.0
926,340	McAfee, LLC 2017 USD Term Loan B, 6.742%, (US0001M + 4.500%), 09/30/2024	935,217	0.1
647,619	MH Sub I, LLC 2017 1st Lien Term Loan, 5.915%, (US0001M + 3.750%), 09/13/2024	653,054	0.1
150,000	MH Sub I, LLC 2017 2nd Lien Term Loan, 9.665%, (US0001M + 7.500%), 09/15/2025	151,969	0.0
100,000	Navex Global, Inc. 2018 2nd Lien Term Loan, 9.120%, (US0003M + 7.000%), 08/07/2026	100,750	0.0
150,000	Navex Global, Inc. 2018 Term Loan B, 5.370%, (US0003M + 3.250%), 08/08/2025	150,063	0.0
150,000	Optiv Security, Inc. 1st Lien Term Loan, 5.500%, (US0001M + 3.250%), 02/01/2024	146,391	0.0

See Accompanying Notes to Financial Statements

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2018 (unaudited) (continued)

570,000	Quest Software US Holdings Inc. 2018 1st Lien Term Loan, 6.572%, (US0003M + 4.250%), 05/16/2025	572,280	0.1
115,000	Quest Software US Holdings Inc. 2018 2nd Lien Term Loan, 10.572%, (US0003M + 8.250%), 05/16/2026	114,396	0.0
546,371	Rackspace Hosting, Inc. 2017 Incremental 1st Lien Term Loan, 5.348%, (US0003M + 3.000%), 11/03/2023	540,127	0.1
250,000	Riverbed Technology, Inc. 2016 Term Loan, 5.500%, (US0001M + 3.250%), 04/24/2022	250,058	0.0
398,572	Rovi Solutions Corporation Term Loan B, 4.750%, (US0001M + 2.500%), 07/02/2021	399,278	0.1
397,750	RP Crown Parent LLC Term Loan B, 4.992%, (US0001M + 2.750%), 10/12/2023	400,134	0.1
790,841	Seattle Spinco, Inc. USD Term Loan B3, 4.742%, (US0001M + 2.500%), 06/21/2024	787,283	0.1
300,000	PowerSchool 2018 Term Loan B, 5.354%, (US0001M + 3.250%), 08/01/2025	300,375	0.1
772,372	SolarWinds Holdings, Inc. 2018 Term Loan B, 5.242%, (US0001M + 3.000%), 02/05/2024	777,440	0.1
140,000	SonicWALL, Inc. 1st Lien Term Loan, 5.822%, (US0003M + 3.500%), 05/16/2025	140,525	0.0
100,000	SonicWALL, Inc. 2nd Lien Term Loan, 9.822%, (US0003M + 7.500%), 05/18/2026	99,583	0.0
151,047	SS&C Technologies Holdings Europe S.A.R.L. 2018 Term Loan B4, 4.492%, (US0001M + 2.250%), 04/16/2025	151,342	0.0
388,295	SS&C Technologies Inc. 2018 Term Loan B3, 4.492%, (US0001M + 2.250%), 04/16/2025	389,053	0.1
150,000	TriTech Software Systems 2018 Term Loan B, 5.992%, (US0001M + 3.750%), 08/29/2025	150,703	0.0
476,942	TTM Technologies, Inc. 2017 Term Loan, 4.604%, (US0001M + 2.500%), 09/28/2024	479,323	0.1

421,158	Veritas Bermuda Ltd. USD Repriced Term Loan B, 6.778%, (US0003M + 4.500%), 01/27/2023	410,968	0.1
100,000	Web.com Group, Inc. 2018 2nd Lien Term Loan, 10.148%, (US0003M + 7.750%), 09/14/2026	100,875	0.0
155,000	Web.com Group, Inc. 2018 Term Loan B, 6.148%, (US0003M + 3.750%), 09/14/2025	156,182	0.0
222,700	Xperi Corporation 2018 Term Loan B1, 4.742%, (US0001M + 2.500%), 12/01/2023	221,030	0.0
		16,168,417	2.3

	Energy: 0.0%
150,000	Moda Midstream - TL B 1L, 0.000%, (US0003M + 3.250%), 09/26/2025	151,594	0.0

	Financial: 0.0%
106,000	Blucora, Inc. 2017 Term Loan B, 5.242%, (US0001M + 3.000%), 05/22/2024	106,662	0.0

	Financial Intermediaries: 0.4%
150,000	Advisor Group, Inc. 2018 Term Loan, 5.908%, (US0001M + 3.750%), 08/15/2025	151,031	0.0
400,000	Blackhawk Network Holdings, Inc 2018 1st Lien Term Loan, 5.386%, (US0003M + 3.000%), 06/15/2025	403,042	0.1
200,000	DTZ U.S. Borrower LLC 2018 Add On Term Loan B, 5.492%, (US0001M + 3.250%), 08/21/2025	200,917	0.0
299,250	Duff & Phelps Corporation 2017 Term Loan B, 5.492%, (US0001M + 3.250%), 02/13/2025	299,975	0.1
670,000	Edelman Financial Center, LLC 2018 1st Lien Term Loan, 5.592%, (US0003M + 3.250%), 07/21/2025	676,867	0.1
100,000	Edelman Financial Center, LLC 2018 2nd Lien Term Loan, 9.092%, (US0003M + 6.750%), 07/20/2026	102,375	0.0
494,406	First Eagle Holdings, Inc. 2017 1st Lien Term Loan B, 5.386%, (US0003M + 3.000%), 12/01/2022	498,964	0.1

See Accompanying Notes to Financial Statements

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2018 (unaudited) (continued)

133,847	Focus Financial Partners, LLC 2018 Incremental Term Loan, 4.742%, (US0001M + 2.500%), 07/03/2024	134,376	0.0
298,496	LPL Holdings, Inc. 2017 1st Lien Term Loan B, 4.424%, (US0001M + 2.250%), 09/23/2024	299,429	0.0
		2,766,976	0.4

	Food Products: 0.4%
150,000	8th Avenue Food & Provisions, Inc. 2018 1st Lien Term Loan, 6.148%, (US0003M + 3.750%), 09/20/2025	151,531	0.0
100,000	8th Avenue Food & Provisions, Inc. 2018 2nd Lien Term Loan, 10.148%, (US0003M + 7.750%), 09/20/2026	101,125	0.0
148,875	Atkins Nutritionals Holdings II, Inc. 2017 Term Loan B, 5.843%, (US0003M + 3.500%), 07/07/2024	150,178	0.0
150,000	CH Guenther & Son, Incorporated 2018 Term Loan B, 4.992%, (US0001M + 2.750%), 03/31/2025	150,328	0.0
448,875	IRB Holding Corp 1st Lien Term Loan, 5.460%, (US0002M + 3.250%), 02/05/2025	451,154	0.1
847,100	JBS USA, LLC 2017 Term Loan B, 4.844%, (US0003M + 2.500%), 10/30/2022	849,747	0.1
372,933	NPC International, Inc. 1st Lien Term Loan, 5.576%, (US0001M + 3.500%), 04/19/2024	374,876	0.1
300,000	Sigma Bidco B.V. 2018 USD Term Loan B, 5.114%, (US0001M + 3.000%), 07/02/2025	300,375	0.1
		2,529,314	0.4

	Food Service: 0.5%
547,853	1011778 B.C. Unlimited Liability Company Term Loan B3, 4.492%, (US0001M + 2.250%), 02/16/2024	548,684	0.1
150,000	Del Friscos Restaurant Group, Inc. 2018 Incremental Term Loan, 10.250%, (PRIME + 5.000%), 06/27/2025	148,500	0.0
150,000	Dhanani Group Inc. 2018 Term Loan B, 5.992%, (US0001M + 3.750%), 06/27/2025	150,187	0.0

150,000	Flynn Restaurant Group LP 1st Lien Term Loan, 5.874%, (US0001M + 3.500%), 06/27/2025	149,719	0.0
791,000	Golden Nugget, Inc. 2017 Incremental Term Loan B, 4.957%, (US0001M + 2.750%), 10/04/2023	795,350	0.1
419,375	Hearthside Food Solutions, LLC 2018 Term Loan B, 5.242%, (US0001M + 3.000%), 05/23/2025	418,664	0.1
149,250	K-Mac Holdings Corp 2018 1st Lien Term Loan, 5.415%, (US0001M + 3.250%), 03/14/2025	150,090	0.0
100,000	K-Mac Holdings Corp 2018 2nd Lien Term Loan, 8.915%, (US0001M + 6.750%), 03/16/2026	100,750	0.0
458,974	Manitowoc Foodservice, Inc. Term Loan B, 4.992%, (US0001M + 2.750%), 03/03/2023	462,317	0.1
150,000	Fogo de Chao Churrascaria Holdings LLC 2018 Term Loan, 6.742%, (US0001M + 4.500%), 04/07/2025	151,031	0.1
150,000	Restaurant Technologies, Inc. 2018 1st Lien Term Loan, 0.000%, (US0003M + 3.250%), 09/21/2025	150,844	0.0
149,625	Tacala, LLC 1st Lien Term Loan, 5.492%, (US0001M + 3.250%), 01/31/2025	150,537	0.0
100,000	Tacala, LLC 2nd Lien Term Loan, 9.242%, (US0001M + 7.000%), 01/30/2026	101,625	0.0
		3,478,298	0.5

	Food/Drug Retailers: 0.2%
398,242	Albertsons, LLC USD 2017 Term Loan B4, 4.992%, (US0001M + 2.750%), 08/25/2021	399,164	0.1
547,864	Albertsons, LLC USD 2017 Term Loan B6, 5.311%, (US0003M + 3.000%), 06/22/2023	548,617	0.1
149,625	EG Finco Limited 2018 USD Term Loan, 6.386%, (US0003M + 4.000%), 02/07/2025	150,420	0.0
149,625	EG Group Limited 2018 USD Term Loan B, 6.386%, (US0003M + 4.000%), 02/07/2025	149,905	0.0
147,750	Moran Foods LLC Term Loan, 8.242%, (US0001M + 6.000%), 12/05/2023	107,488	0.0

See Accompanying Notes to Financial Statements

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2018 (unaudited) (continued)

150,000	Smart & Final Stores LLC 1st Lien Term Loan, 5.742%, (US0001M + 3.500%), 11/15/2022	147,375	0.0
93,717	Supervalu Inc. 2017 Delayed Draw Term Loan, 5.742%, (US0001M + 3.500%), 06/08/2024	93,963	0.0
156,195	Supervalu Inc. 2017 Term Loan B, 5.742%, (US0001M + 3.500%), 06/08/2024	156,605	0.0
		1,753,537	0.2

	Health Care: 2.1%
249,368	Acadia Healthcare Company, Inc. 2018 Term Loan B3, 4.594%, (US0001M + 2.500%), 02/11/2022	251,342	0.0
545,394	Acadia Healthcare Company, Inc. 2018 Term Loan B4, 4.742%, (US0001M + 2.500%), 02/16/2023	549,777	0.1
430,000	ADMI Corp. 2018 Term Loan B, 5.492%, (US0001M + 3.250%), 04/30/2025	432,687	0.1
147,516	Air Methods Corporation 2017 Term Loan B, 5.886%, (US0003M + 3.500%), 04/21/2024	134,903	0.0
397,000	ATI Holdings Acquisition, Inc. 2016 Term Loan, 5.898%, (US0001M + 3.500%), 05/10/2023	399,233	0.1
249,357	Auris Luxembourg III S.a.r.l. 2017 USD Term Loan B7, 5.386%, (US0003M + 3.000%), 01/17/2022	253,098	0.0
470,000	Auris Luxembourg III S.a.r.l. 2018 USD Term Loan B, 6.148%, (US0003M + 3.750%), 07/20/2025	476,463	0.1
1,091,678	Change Healthcare Holdings LLC 2017 Term Loan B, 4.992%, (US0001M + 2.750%), 03/01/2024	1,096,530	0.2
561,240	CHG Healthcare Services Inc. 2017 1st Lien Term Loan B, 5.306%, (US0001M + 3.000%), 06/07/2023	564,923	0.1
148,500	Commerce Merger Sub, Inc. 2017 1st Lien Term Loan, 5.636%, (US0003M + 3.250%), 06/28/2024	149,242	0.0
375,000	Concentra Inc. 2018 1st Lien Term Loan, 4.860%, (US0001M + 2.750%), 06/01/2022	376,875	0.1

30,000	DentalCorp Perfect Smile ULC 1st Lien Delayed Draw Term Loan, 4.310%, (US0001M + 3.750%), 06/06/2025	30,281	0.0
120,000	DentalCorp Perfect Smile ULC 1st Lien Term Loan, 5.992%, (US0001M + 3.750%), 06/06/2025	121,125	0.0
250,000	Envision Healthcare Corp Term Loan B, 5.250%, (US0001M + 3.000%), 12/01/2023	250,311	0.0
396,760	ExamWorks Group, Inc. 2017 Term Loan, 5.468%, (US0001M + 3.250%), 07/27/2023	400,480	0.1
298,500	Global Medical Response, Inc. 2017 Term Loan B2, 6.415%, (US0001M + 4.250%), 03/14/2025	297,541	0.0
296,637	Global Medical Response, Inc. 2018 Term Loan B1, 5.383%, (US0001M + 3.250%), 04/28/2022	292,651	0.0
148,500	Greenway Health, LLC 2017 1st Lien Term Loan, 6.140%, (US0003M + 3.750%), 02/14/2024	148,686	0.0
547,857	Grifols Worldwide Operations USA, Inc. 2017 Acquisition Term Loan, 4.417%, (US0001W + 2.250%), 01/31/2025	551,281	0.1
150,000	Inovalon Holdings, Inc. 2018 Term Loan B, 5.625%, (US0001M + 3.500%), 04/02/2025	150,187	0.0
896,919	Jaguar Holding Company II 2018 Term Loan, 4.742%, (US0001M + 2.500%), 08/18/2022	898,601	0.1
499,370	Kinetic Concepts, Inc. 2017 USD Term Loan B, 5.636%, (US0003M + 3.250%), 02/02/2024	503,053	0.1
150,000	Lifescan Global Corporation 2018 1st Lien Term Loan, 8.398%, (US0003M + 6.000%), 09/27/2024	148,406	0.0
366,807	MPH Acquisition Holdings LLC 2016 Term Loan B, 5.136%, (US0003M + 2.750%), 06/07/2023	367,925	0.1
650,000	Ortho-Clinical Diagnostics SA 2018 Term Loan B, 5.492%, (US0001M + 3.250%), 06/30/2025	652,727	0.1
398,247	Parexel International Corporation Term Loan B, 4.992%, (US0001M + 2.750%), 09/27/2024	396,380	0.1

See Accompanying Notes to Financial Statements

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2018 (unaudited) (continued)

115,619	Pearl Intermediate Parent LLC 2018 1st Lien Term Loan, 4.915%, (US0001M + 2.750%), 02/14/2025	113,741	0.0
34,091	Pearl Intermediate Parent LLC 2018 Delayed Draw Term Loan, 2.082%, (US0003M + 2.750%), 02/14/2025	33,537	0.0
149,625	PharMerica Corporation 1st Lien Term Loan, 5.648%, (US0001M + 3.500%), 12/06/2024	150,747	0.0
147,000	nThrive, Inc. 2016 1st Lien Term Loan, 6.742%, (US0001M + 4.500%), 10/20/2022	147,919	0.0
298,487	Press Ganey Holdings, Inc. 2018 1st Lien Term Loan, 4.992%, (US0001M + 2.750%), 10/23/2023	300,166	0.0
372,193	Prospect Medical Holdings, Inc. 2018 Term Loan B, 7.625%, (US0001M + 5.500%), 02/22/2024	376,380	0.1
457,242	Select Medical Corporation 2017 Term Loan B, 4.901%, (US0001M + 2.750%), 03/01/2021	460,958	0.1
162,938	Sotera Health Holdings, LLC 2017 Term Loan, 5.242%, (US0001M + 3.000%), 05/15/2022	163,406	0.0
398,245	Surgery Center Holdings, Inc. 2017 Term Loan B, 5.648%, (US0003M + 3.250%), 09/02/2024	399,092	0.1
148,125	Team Health Holdings, Inc. 1st Lien Term Loan, 4.992%, (US0001M + 2.750%), 02/06/2024	144,237	0.0
148,500	Tecomet Inc. 2017 Repriced Term Loan, 5.620%, (US0001M + 3.500%), 05/01/2024	149,196	0.0
398,500	U.S. Anesthesia Partners, Inc. 2017 Term Loan, 5.242%, (US0001M + 3.000%), 06/23/2024	401,302	0.1
243,750	U.S. Renal Care, Inc. 2015 Term Loan B, 6.636%, (US0003M + 4.250%), 12/31/2022	238,113	0.0
731,250	Valeant Pharmaceuticals International, Inc. 2018 Term Loan B, 5.104%, (US0001M + 3.000%), 06/01/2025	735,820	0.1
399,203	Vizient, Inc. 1st Lien Term Loan B, 4.992%, (US0001M + 2.750%), 02/13/2023	401,798	0.1

298,874	Wink Holdco, Inc 1st Lien Term Loan B, 5.242%, (US0001M + 3.000%), 12/02/2024	298,407	0.0
		14,409,527	2.1

	Home Furnishings: 0.1%
646,129	Prime Security Services Borrower, LLC 2016 1st Lien Term Loan, 4.992%, (US0001M + 2.750%), 05/02/2022	649,987	0.1
64,513	Global Appliance Inc. Term Loan B, 6.250%, (US0001M + 4.000%), 09/29/2024	62,739	0.0
		712,726	0.1

	Industrial Equipment: 0.4%
139,402	Accudyne Industries, LLC 2017 Term Loan, 5.261%, (US0001M + 3.000%), 08/18/2024	140,157	0.0
419,019	Cortes NP Acquisition Corporation 2017 Term Loan B, 6.313%, (US0003M + 4.000%), 11/30/2023	421,507	0.1
215,974	EWT Holdings III Corp. 2017 Repriced Term Loan, 5.242%, (US0001M + 3.000%), 12/20/2024	217,661	0.0
147,105	ExGen Renewables IV, LLC Term Loan B, 5.320%, (US0003M + 3.000%), 11/28/2024	148,576	0.0
548,625	Filtration Group Corporation 2018 1st Lien Term Loan, 5.242%, (US0001M + 3.000%), 03/29/2025	552,797	0.1
631,105	Gardner Denver, Inc. 2017 USD Term Loan B, 4.992%, (US0001M + 2.750%), 07/30/2024	635,693	0.1
299,292	Kenan Advantage Group, Inc. 2015 Term Loan, 5.242%, (US0001M + 3.000%), 07/31/2022	299,900	0.1
83,002	Kenan Advantage Group, Inc. CAD Term Loan B, 5.242%, (US0001M + 3.000%), 07/31/2022	83,170	0.0
149,625	Robertshaw US Holding Corp 2018 1st Lien Term Loan, 5.750%, (US0001M + 3.500%), 02/28/2025	148,783	0.0
149,625	Safe Fleet Holdings LLC 2018 1st Lien Term Loan, 5.110%, (US0001M + 3.000%), 02/01/2025	148,526	0.0

See Accompanying Notes to Financial Statements

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2018 (unaudited) (continued)

150,000	Shape Technologies Group, Inc. Term Loan, 5.227%, (US0001M + 3.000%), 04/21/2025	150,094	0.0
		2,946,864	0.4

	Insurance: 1.1%
1,245,246	Acrisure, LLC 2017 Term Loan B, 6.592%, (US0003M + 4.250%), 11/22/2023	1,252,640	0.2
150,000	Alera Group Holdings, Inc. 2018 Term Loan B, 6.742%, (US0001M + 4.500%), 07/25/2025	152,250	0.0
568,740	Alliant Holdings I, Inc. 2018 Term Loan B, 5.148%, (US0001M + 3.000%), 05/09/2025	570,590	0.1
398,234	AmWINS Group, Inc. 2017 Term Loan B, 4.965%, (US0001M + 2.750%), 01/25/2024	399,798	0.1
547,870	Applied Systems, Inc. 2017 1st Lien Term Loan, 5.386%, (US0003M + 3.000%), 09/19/2024	551,789	0.1
150,000	Applied Systems, Inc. 2017 2nd Lien Term Loan, 9.386%, (US0003M + 7.000%), 09/19/2025	153,696	0.0
493,909	AssuredPartners, Inc. 2017 1st Lien Add-On Term Loan, 5.468%, (US0001M + 3.250%), 10/22/2024	495,350	0.1
398,500	CCC Information Services, Inc. 2017 1st Lien Term Loan, 5.250%, (US0001M + 3.000%), 04/27/2024	400,555	0.1
150,000	CCC Information Services, Inc. 2017 2nd Lien Term Loan, 8.992%, (US0001M + 6.750%), 04/27/2025	151,453	0.0
150,000	Cetera Financial Group, Inc. 2018 Term Loan, 6.648%, (US0003M + 4.250%), 08/15/2025	150,938	0.0
396,628	CH Hold Corp. 1st Lien Term Loan, 5.242%, (US0001M + 3.000%), 02/01/2024	399,603	0.1
710,000	Hub International Limited 2018 Term Loan B, 5.335%, (US0003M + 3.000%), 04/25/2025	712,019	0.1
397,117	NFP Corp. Term Loan B, 5.216%, (US0001M + 3.000%), 01/08/2024	397,613	0.0
807,509	Sedgwick, Inc. 1st Lien Term Loan, 4.992%, (US0001M + 2.750%), 03/01/2021	808,855	0.1

398,875	USI, Inc. 2017 Repriced Term Loan, 5.386%, (US0003M + 3.000%), 05/16/2024	399,445	0.1
330,000	Vertafore, Inc. 2018 1st Lien Term Loan, 5.492%, (US0001M + 3.250%), 07/02/2025	331,797	0.0
100,000	Vertafore, Inc. 2018 2nd Lien Term Loan, 9.492%, (US0001M + 7.250%), 07/02/2026	100,906	0.0
		7,429,297	1.1

	Leisure Good/Activities/Movies: 0.8%
490,000	24 Hour Fitness Worldwide, Inc. 2018 Term Loan B, 5.742%, (US0001M + 3.500%), 05/24/2025	494,083	0.1
150,000	Airxcel, Inc. 2018 1st Lien Term Loan, 6.742%, (US0001M + 4.500%), 04/25/2025	149,250	0.0
296,890	ClubCorp Club Operations, Inc. 2017 Incremental Term Loan, 5.136%, (US0003M + 2.750%), 09/18/2024	295,591	0.1
872,811	Crown Finance US, Inc. 2018 USD Term Loan, 4.742%, (US0001M + 2.500%), 02/28/2025	872,387	0.1
250,000	Delta 2 (LUX) S.a.r.l. 2018 USD Term Loan, 4.742%, (US0001M + 2.500%), 02/01/2024	248,219	0.0
647,502	Equinox Holdings, Inc. 2017 1st Lien Term Loan, 5.242%, (US0001M + 3.000%), 03/08/2024	650,942	0.1
537,332	Fitness International, LLC 2018 Term Loan B, 5.492%, (US0001M + 3.250%), 04/18/2025	539,180	0.1
548,624	GVC Holdings PLC 2018 USD Term Loan B2, 4.742%, (US0001M + 2.500%), 03/29/2024	551,596	0.1
399,370	Kingpin Intermediate Holdings LLC 2018 Term Loan B, 5.750%, (US0001M + 3.500%), 07/03/2024	401,367	0.1
492,548	LTF Merger Sub, Inc. 2017 Term Loan B, 5.063%, (US0003M + 2.750%), 06/10/2022	495,011	0.1
243,114	NEP/NCP Holdco, Inc. Incremental Term Loan, 5.492%, (US0001M + 3.250%), 07/21/2022	243,519	0.0
130,000	Winnebago Industries, Inc. 2017 Term Loan, 5.760%, (US0001M + 3.500%), 11/08/2023	130,650	0.0

See Accompanying Notes to Financial Statements

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2018 (unaudited) (continued)

122,269	SRAM, LLC 2018 Term Loan B, 5.018%, (US0002M + 2.750%), 03/15/2024	123,146	0.0
250,000	Zodiac Pool Solutions LLC 2018 Term Loan B, 4.492%, (US0001M + 2.250%), 07/02/2025	251,458	0.0
		5,446,399	0.8

	Lodging & Casinos: 0.7%
148,500	Belmond Interfin Ltd. Dollar Term Loan, 4.992%, (US0001M + 2.750%), 07/03/2024	148,871	0.0
971,372	Caesars Resort Collection, LLC 2017 1st Lien Term Loan B, 4.992%, (US0001M + 2.750%), 12/22/2024	977,703	0.1
298,492	CityCenter Holdings, LLC 2017 Term Loan B, 4.492%, (US0001M + 2.250%), 04/18/2024	299,185	0.1
298,122	Everi Payments Inc. Term Loan B, 5.242%, (US0001M + 3.000%), 05/09/2024	300,420	0.1
250,000	Golden Entertainment, Inc. 2017 1st Lien Term Loan, 5.080%, (US0001M + 3.000%), 10/20/2024	251,556	0.0
149,250	Golden Entertainment, Inc. 2017 1st Lien Term Loan, 5.250%, (US0001M + 3.000%), 10/20/2024	150,179	0.0
856,854	Scientific Games International, Inc. 2018 Term Loan B5, 5.034%, (US0002M + 2.750%), 08/14/2024	856,519	0.1
1,025,000	Stars Group Holdings B.V. (The) 2018 USD Incremental Term Loan, 5.886%, (US0003M + 3.500%), 07/10/2025	1,035,058	0.2
798,588	Station Casinos LLC 2016 Term Loan B, 4.750%, (US0001M + 2.500%), 06/08/2023	802,875	0.1
		4,822,366	0.7

	Nonferrous Metals/Minerals: 0.1%
464,253	Covia Holdings Corporation Term Loan, 6.136%, (US0003M + 3.750%), 06/01/2025	437,094	0.1

	Oil & Gas: 0.1%
150,000	Brazos Delaware II, LLC Term Loan B, 6.165%, (US0001M + 4.000%), 05/21/2025	149,766	0.0

140,000	Encino Acquisition Partners Holdings, LLC 2018 2nd Lien Term Loan, 9.148%, (US0003M + 6.750%), 09/21/2025	140,000	0.0
149,625	McDermott Technology Americas Inc 2018 1st Lien Term Loan, 7.242%, (US0001M + 5.000%), 05/10/2025	151,720	0.0
298,500	Medallion Midland Acquisition, LLC 1st Lien Term Loan, 5.492%, (US0001M + 3.250%), 10/30/2024	296,774	0.1
28,266	MEG Energy Corp. 2017 Term Loan B, 5.750%, (US0001M + 3.500%), 12/31/2023	28,301	0.0
		766,561	0.1

	Publishing: 0.1%
1,636	McGraw-Hill Global Education Holdings, LLC 2016 Term Loan B, 6.094%, (US0001M + 4.000%), 05/04/2022	1,593	0.0
720,972	Meredith Corporation Term Loan B, 5.242%, (US0001M + 3.000%), 01/31/2025	726,330	0.1
		727,923	0.1

	Radio & Television: 0.3%
356,168	CBS Radio Inc. 2017 Term Loan B, 4.962%, (US0001M + 2.750%), 11/17/2024	353,494	0.1
571,674	A-L Parent LLC 2016 1st Lien Term Loan, 5.500%, (US0001M + 3.250%), 12/01/2023	578,820	0.1
64,055	Mission Broadcasting, Inc. 2017 Term Loan B2, 4.604%, (US0001M + 2.500%), 01/17/2024	64,276	0.0
449,902	Nexstar Broadcasting, Inc. 2017 Term Loan B2, 4.604%, (US0001M + 2.500%), 01/17/2024	452,340	0.1
350,000	Sinclair Television Group Inc. 2017 Term Loan B, 4.517%, (US0003M + 2.500%), 12/12/2024	349,116	0.0
264,931	Univision Communications Inc. Term Loan C5, 4.992%, (US0001M + 2.750%), 03/15/2024	258,024	0.0
		2,056,070	0.3

	Retailers (Except Food & Drug): 0.7%
249,306	Academy, Ltd. 2015 Term Loan B, 6.104%, (US0001M + 4.000%), 07/01/2022	194,563	0.0

See Accompanying Notes to Financial Statements

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2018 (unaudited) (continued)

298,498	Bass Pro Group, LLC Term Loan B, 7.242%, (US0001M + 5.000%), 09/25/2024	301,903	0.0
248,470	Belk, Inc. Term Loan B 1L, 6.883%, (US0001M + 4.750%), 12/12/2022	218,166	0.0
395,046	BJs Wholesale Club, Inc. 2017 1st Lien Term Loan, 5.148%, (US0001M + 3.000%), 02/03/2024	397,688	0.1
889,841	Harbor Freight Tools USA, Inc. 2018 Term Loan B, 4.742%, (US0001M + 2.500%), 08/18/2023	891,633	0.1
370,454	Jo-Ann Stores, Inc. 2016 Term Loan, 7.509%, (US0003M + 5.000%), 10/20/2023	373,232	0.1
100,000	Jo-Ann Stores, Inc. 2018 2nd Lien Term Loan, 11.432%, (US0001M + 9.250%), 05/21/2024	99,062	0.0
344,197	Leslies Poolmart, Inc. 2016 Term Loan, 5.695%, (US0002M + 3.500%), 08/16/2023	344,304	0.1
388,290	Mens Wearhouse, Inc. (The) 2018 Term Loan, 5.604%, (US0001M + 3.500%), 04/09/2025	390,231	0.1
603,200	National Vision, Inc. 2017 Repriced Term Loan, 4.742%, (US0001M + 2.500%), 11/20/2024	606,443	0.1
515,351	Party City Holdings Inc. 2018 Term Loan B, 5.139%, (US0001M + 2.750%), 08/19/2022	519,493	0.1
243,750	Petco Animal Supplies, Inc. 2017 Term Loan B, 5.592%, (US0003M + 3.250%), 01/26/2023	198,412	0.0
		4,535,130	0.7

	Steel: 0.0%
300,000	GrafTech Finance, Inc. 2018 Term Loan B, 5.742%, (US0001M + 3.500%), 02/12/2025	302,438	0.0

	Surface Transport: 0.2%
148,125	AI Mistral Holdco Limited 2017 Term Loan B, 5.242%, (US0001M + 3.000%), 03/09/2024	147,292	0.0
404,225	Navistar International Corporation 2017 1st Lien Term Loan B, 5.640%, (US0001M + 3.500%), 11/06/2024	406,494	0.1
298,872	PODS, LLC 2018 1st Lien Term Loan, 4.883%, (US0001M + 2.750%), 12/06/2024	299,880	0.0

361,986	Savage Enterprises LLC 2018 1st Lien Term Loan B, 6.600%, (US0001M + 4.500%), 08/01/2025	367,189	0.1
		1,220,855	0.2

	Technology: 0.1%
877,332	Almonde, Inc. - Term Loan B 1st Lien, 5.886%, (US0001M + 3.500%), 06/13/2024	878,908	0.1

	Telecommunications: 0.8%
547,750	Altice Financing SA USD 2017 1st Lien Term Loan, 4.908%, (US0001M + 2.750%), 01/31/2026	535,426	0.1
185,000	Asurion LLC 2017 2nd Lien Term Loan, 8.742%, (US0001M + 6.500%), 08/04/2025	190,319	0.0
229,855	Asurion LLC 2017 Term Loan B4, 5.242%, (US0001M + 3.000%), 08/04/2022	232,046	0.0
997,418	Asurion LLC 2018 Term Loan B6, 5.242%, (US0001M + 3.000%), 11/03/2023	1,005,626	0.2
500,000	Asurion LLC 2018 Term Loan B7, 5.398%, (US0001M + 3.000%), 11/03/2024	503,884	0.1
189,050	Avaya, Inc. 2018 Term Loan B, 6.408%, (US0001M + 4.250%), 12/15/2024	190,856	0.0
1,156,692	CenturyLink, Inc. 2017 Term Loan B, 4.992%, (US0001M + 2.750%), 01/31/2025	1,150,426	0.2
147,386	Global Tel*Link Corporation 1st Lien Term Loan, 6.386%, (US0003M + 4.000%), 05/23/2020	148,510	0.0
249,375	MTN Infrastructure TopCo Inc 1st Lien Term Loan B, 5.242%, (US0001M + 3.000%), 11/15/2024	250,193	0.0
548,498	Flexential Intermediate Corporation 2017 1st Lien Term Loan, 5.886%, (US0003M + 3.500%), 08/01/2024	542,784	0.1
149,250	Securus Technologies Holdings, Inc. 2017 1st Lien Term Loan, 6.742%, (US0001M + 4.500%), 11/01/2024	149,965	0.0
150,000	Speedcast International Limited Term Loan B, 4.886%, (US0003M + 2.500%), 05/02/2025	149,000	0.0

See Accompanying Notes to Financial Statements

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2018 (unaudited) (continued)

	298,489		Sprint Communications, Inc. 1st Lien Term Loan B, 4.750%, (US0001M + 2.500%), 02/02/2024	299,422	0.0
	398,998		Syniverse Holdings, Inc. 2018 1st Lien Term Loan, 7.148%, (US0001M + 5.000%), 03/09/2023	400,619	0.1
				5,749,076	0.8

			Utilities: 0.2%
	871,870		Calpine Construction Finance Company, L.P. 2017 Term Loan B, 4.742%, (US0001M + 2.500%), 01/15/2025	873,583	0.2
	63,483		Helix Gen Funding, LLC Term Loan B, 5.992%, (US0001M + 3.750%), 06/02/2024	59,686	0.0
	141,643		Nautilus Power, LLC Term Loan B, 6.648%, (US0001M + 4.250%), 05/16/2024	142,218	0.0
				1,075,487	0.2

		Total Bank Loans
		(Cost $123,836,484)		123,959,633	18.0

FOREIGN GOVERNMENT BONDS: 2.7%
	1,075,000		Argentine Republic Government International Bond, 6.875%, 01/26/2027	916,437	0.1
CLP	2,500,000,000		Bonos de la Tesoreria de la Republica en pesos, 4.500%, 03/01/2026	3,818,397	0.6
CLP	1,490,000,000		Bonos de la Tesoreria de la Republica en pesos, 5.000%, 03/01/2035	2,278,935	0.3
	1,000,000	(2)	Brazilian Government International Bond, 6.000%, 04/07/2026	1,027,500	0.2
	500,000		Dominican Republic International Bond, 6.000%, 07/19/2028	509,675	0.1
	1,725,000		Dominican Republic International Bond, 6.875%, 01/29/2026	1,845,647	0.3
	1,700,000		Egypt Government International Bond, 5.875%, 06/11/2025	1,628,240	0.2
	250,000		Egypt Government International Bond, 7.500%, 01/31/2027	255,203	0.0
	647,500	(3)	Ivory Coast Government International Bond, 5.750%, 12/31/2032	613,843	0.1
	650,000		Jordan Government International Bond, 6.125%, 01/29/2026	639,951	0.1
	500,000	(1)	KSA Sukuk Ltd., 3.628%, 04/20/2027	484,247	0.1
	750,000	(1)	Perusahaan Penerbit SBSN Indonesia III, 4.150%, 03/29/2027	725,250	0.1

500,000		Republic of Ecuador, 7.875%, 01/23/2028	451,412	0.1
750,000		Republic of South Africa Government International Bond, 5.875%, 06/22/2030	747,286	0.1
1,000,000		South Africa Government International Bond, 5.875%, 09/16/2025	1,018,466	0.1
450,000		Ukraine Government International Bond, 7.375%, 09/25/2032	390,375	0.1
975,000		Ukraine Government International Bond, 7.750%, 09/01/2023	959,766	0.1

	Total Foreign Government Bonds
	(Cost $19,152,026)		18,310,630	2.7

U.S. TREASURY OBLIGATIONS: 4.9%
		U.S. Treasury Bonds: 0.1%
559,000		3.125%, 05/15/2048	551,401	0.1

		U.S. Treasury Notes: 4.8%
2,854,000		2.625%, 08/31/2020	2,844,134	0.4
21,471,000		2.750%, 09/30/2020	21,444,161	3.1
11,000		2.750%, 09/15/2021	10,960	0.0
7,000		2.750%, 08/31/2023	6,940	0.0
6,940,000		2.875%, 08/15/2028	6,835,764	1.0
1,923,000		3.000%, 09/30/2025	1,921,347	0.3
			33,063,306	4.8

	Total U.S. Treasury Obligations
	(Cost $33,716,044)		33,614,707	4.9

U.S. GOVERNMENT AGENCY OBLIGATIONS: 14.4%
		Federal Home Loan Mortgage Corporation: 3.5%(9)
24,300,000	(10)	3.500%, 10/01/2048	23,911,769	3.5

		Federal National Mortgage Association: 8.9%(9)
13,200,000	(10)	3.000%, 10/01/2044	12,632,453	1.8
26,282,000	(10)	4.000%, 10/01/2044	26,540,040	3.9
21,475,000	(10)	4.500%, 10/01/2048	22,157,000	3.2
8,390		5.500%, 10/01/2039	9,067	0.0
			61,338,560	8.9

		Government National Mortgage Association: 2.0%
13,700,000	(10)	4.500%, 11/01/2048	14,149,532	2.0

	Total U.S. Government Agency Obligations
	(Cost $99,386,052)		99,399,861	14.4

ASSET-BACKED SECURITIES: 19.8%
		Automobile Asset-Backed Securities: 0.4%
166,000		Santander Drive Auto Receivables Trust 2015-1 D, 3.240%, 04/15/2021	166,205	0.0
2,500,000	(1)	Santander Drive Auto Receivables Trust 2018-1 E, 4.370%, 05/15/2025	2,455,420	0.4
			2,621,625	0.4

See Accompanying Notes to Financial Statements

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2018 (unaudited) (continued)

		Home Equity Asset-Backed Securities: 0.4%
572,508		GSAA Home Equity Trust 2006-3 A3, 2.516%, (US0001M + 0.300%), 03/25/2036	427,735	0.1
840,083	(3)	GSAA Home Equity Trust 2006-4 4A3, 3.853%, 03/25/2036	693,762	0.1
1,328,447	(3)	GSAA Trust 2006-7 AF2, 5.995%, 03/25/2046	932,418	0.1
911,144		Nomura Home Equity Loan, Inc. Home Equity Loan Trust Series 2007-1 2A4A, 2.446%, (US0001M + 0.230%), 02/25/2037	825,560	0.1
			2,879,475	0.4

		Other Asset-Backed Securities: 17.4%
3,400,303	(1)	Ajax Mortgage Loan Trust 2018-A A, 3.850%, 04/25/2058	3,379,438	0.5
4,000,000	(1),(3)	Ajax Mortgage Loan Trust 2018-C A, 4.360%, 09/25/2065	4,010,000	0.6
190,000	(1)	ALM VII R-2 Ltd. 2013-7R2A A2R, 4.339%, (US0003M + 2.000%), 10/15/2027	190,060	0.0
2,000,000	(1)	AMMC CLO XI Ltd. 2012-11A CR2, 4.239%, (US0003M + 1.900%), 04/30/2031	1,998,402	0.3
120,000	(1)	Apidos CLO XVII 2014-17A A2R, 4.186%, (US0003M + 1.850%), 04/17/2026	120,030	0.0
200,000	(1)	Apidos CLO XVII 2014-17A BR, 4.836%, (US0003M + 2.500%), 04/17/2026	200,392	0.0
2,250,000	(1)	Apidos CLO XVIII 2018-18A C, 0.000%, (US0003M + 2.200%), 10/22/2030	2,250,000	0.3
2,250,000	(1)	Apidos CLO XXIX 2018-29A B, 4.292%, (US0003M + 1.900%), 07/25/2030	2,238,831	0.3
1,100,000	(1)	Ares XLII Clo Ltd. 2017-42A C, 4.547%, (US0003M + 2.200%), 01/22/2028	1,102,138	0.2
500,000	(1)	Ares XXIX CLO Ltd. 2014-1A BR, 4.636%, (US0003M + 2.300%), 04/17/2026	500,362	0.1
1,250,000	(1)	Ares XXVIIIR CLO Ltd. 2018-28RA C, 4.571%, (US0003M + 2.150%), 10/17/2030	1,249,967	0.2
750,000	(1)	Atrium CDO Corp. 12A CR, 3.997%, (US0003M + 1.650%), 04/22/2027	743,371	0.1
1,250,000	(1)	Atrium CDO Corp. 12A DR, 5.147%, (US0003M + 2.800%), 04/22/2027	1,245,522	0.2

250,000	(1)	Avery Point IV CLO Ltd. 2014-1A CR, 4.685%, (US0003M + 2.350%), 04/25/2026	250,291	0.0
250,000	(1)	Babson CLO Ltd. 2014-IA BR, 4.548%, (US0003M + 2.200%), 07/20/2025	250,099	0.0
2,500,000	(1)	Babson CLO Ltd. 2016-IA CR, 4.301%, (US0003M + 2.100%), 07/23/2030	2,499,772	0.4
2,000,000	(1)	Babson CLO Ltd. 2018-3A C, 3.970%, (US0003M + 1.900%), 07/20/2029	1,976,454	0.3
2,000,000	(1)	Benefit Street Partners CLO V-B Ltd. 2018-5BA B, 4.267%, (US0003M + 2.150%), 04/20/2031	1,999,902	0.3
500,000	(1)	Benefit Street Partners CLO VII Ltd. 2015-VIIA CR, 4.733%, (US0003M + 2.400%), 07/18/2027	495,791	0.1
280,000	(1)	BlueMountain CLO 2012-2A BR, 4.222%, (US0003M + 1.900%), 11/20/2028	280,157	0.0
1,000,000	(1)	BlueMountain CLO 2013-2A CR, 4.297%, (US0003M + 1.950%), 10/22/2030	989,834	0.1
1,200,000	(1)	BlueMountain CLO 2014-2A CR2 Ltd., 0.000%, (US0003M + 2.200%), 10/20/2030	1,200,000	0.2
1,000,000	(1)	BlueMountain CLO 2014-2A DR, 5.348%, (US0003M + 3.000%), 07/20/2026	999,963	0.2
1,000,000	(1)	BlueMountain CLO 2015-4 CR Ltd., 4.248%, (US0003M + 1.900%), 04/20/2030	994,977	0.1
2,000,000	(1)	BlueMountain CLO XXII Ltd. 2018-1A C, 4.389%, (US0003M + 2.050%), 07/30/2030	1,999,942	0.3
1,000,000	(1)	BlueMountain CLO 2013-3A DR, 5.239%, (US0003M + 2.900%), 10/29/2025	999,960	0.2
2,000,000	(1)	BlueMountain CLO 2016-1 Ltd. 2016-1A DR, 4.998%, (US0003M + 2.650%), 04/20/2027	1,982,740	0.3
350,000	(1)	Bristol Park CLO Ltd. 2016-1A B, 4.239%, (US0003M + 1.900%), 04/15/2029	350,960	0.1
750,000	(1)	Buttermilk Park CLO Ltd. 2018-1A C, 4.438%, (US0003M + 2.100%), 10/15/2031	749,989	0.1
1,500,000	(1)	Carlyle Global Market Strategies CLO 2015-3A CR Ltd., 5.189%, (US0003M + 2.850%), 07/28/2028	1,499,942	0.2

See Accompanying Notes to Financial Statements

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2018 (unaudited) (continued)

150,000	(1)	Carlyle Global Market Strategies CLO Ltd. 2012-4A BR, 4.248%, (US0003M + 1.900%), 01/20/2029	150,164	0.0
2,000,000	(1)	Carlyle Global Market Strategies CLO 2015-2A CR Ltd., 4.587%, (US0003M + 2.250%), 04/27/2027	1,984,982	0.3
250,000	(1)	Cedar Funding II CLO Ltd. 2013-1A CR, 4.677%, (US0003M + 2.350%), 06/09/2030	250,602	0.0
500,000	(1)	Cedar Funding IV CLO Ltd. 2014-4A CR, 4.597%, (US0003M + 2.250%), 07/23/2030	500,410	0.1
1,000,000	(1)	Cent CLO C17A BR Ltd., 4.203%, (US0003M + 1.850%), 04/30/2031	994,968	0.1
1,000,000	(1)	Chenango Park CLO Ltd. 2018-1AB, 4.189%, (US0003M + 1.850%), 04/15/2030	997,101	0.1
1,000,000	(1)	CIFC Funding 2014-3A DR, 5.497%, (US0003M + 3.150%), 07/22/2026	1,000,163	0.2
250,000	(1)	CIFC Funding 2017-2A C, 4.698%, (US0003M + 2.350%), 04/20/2030	250,696	0.0
1,100,000		Countrywide Asset-Backed Certificates 2005-AB2 M1, 2.921%, (US0001M + 0.705%), 09/25/2035	1,069,033	0.2
1,750,000	(1)	Cumberland Park CLO Ltd. 2015-2A CR, 4.148%, (US0003M + 1.800%), 07/20/2028	1,742,608	0.3
500,000	(1)	Cumberland Park CLO Ltd. 2015-2A DR, 5.048%, (US0003M + 2.700%), 07/20/2028	495,911	0.1
1,089,000	(1)	Domino's Pizza Master Issuer LLC 2017-1A A23, 4.118%, 07/25/2047	1,072,800	0.2
648,375	(1)	Domino's Pizza Master Issuer LLC 2018-1A A2I, 4.116%, 07/25/2048	645,383	0.1
1,246,875	(1)	Driven Brands Funding, LLC 2018-1A A2, 4.739%, 04/20/2048	1,241,486	0.2
280,000	(1)	Dryden 33 Senior Loan Fund 2014-33A BR, 4.189%, (US0003M + 1.850%), 10/15/2028	280,247	0.0
1,750,000	(1)	Dryden 55 CLO Ltd. 2018-55A C, 3.941%, (US0003M + 1.900%), 04/15/2031	1,742,181	0.3
1,000,000	(1)	Dryden 60 CLO Ltd. 2018-60A C, 4.215%, (US0003M + 2.050%), 07/15/2031	999,943	0.2

2,000,000	(1)	Dryden 65 CLO Ltd. 2018-65A C, 0.000%, (US0003M + 2.100%), 07/18/2030	1,999,664	0.3
250,000	(1)	Dryden Senior Loan Fund 2017-47A C, 4.539%, (US0003M + 2.200%), 04/15/2028	250,771	0.0
1,150,000	(1)	Dryden XXV Senior Loan Fund 2012-25A DRR, 5.339%, (US0003M + 3.000%), 10/15/2027	1,150,138	0.2
750,000	(1)	Dryden XXVI Senior Loan Fund 2013-26A CR, 4.198%, (US0003M + 1.850%), 04/15/2029	747,767	0.1
250,000	(1)	Flatiron CLO Ltd. 2013-1A A2R, 3.986%, (US0003M + 1.650%), 01/17/2026	250,065	0.0
250,000	(1)	Flatiron CLO Ltd. 2013-1A BR, 4.686%, (US0003M + 2.350%), 01/17/2026	250,071	0.0
750,000	(1)	Galaxy XXII CLO Ltd. 2016-22A DR, 5.439%, (US0003M + 3.100%), 07/16/2028	750,009	0.1
1,000,000	(1)	Invitation Homes 2018-SFR1 D Trust, 3.608%, (US0001M + 1.450%), 03/17/2037	1,000,666	0.2
5,000,000	(1)	Invitation Homes 2018-SFR3 D Trust, 3.808%, (US0001M + 1.650%), 07/17/2037	5,048,132	0.7
250,000	(1)	Jay Park CLO Ltd. 2016-1A B, 4.748%, (US0003M + 2.400%), 10/20/2027	250,144	0.0
2,000,000	(1)	LCM XIV L.P. 14A CR, 4.250%, (US0003M + 1.850%), 07/20/2031	1,985,706	0.3
1,350,000	(1)	LCM XVIII L.P. 18A CR, 4.198%, (US0003M + 1.850%), 04/20/2031	1,346,645	0.2
1,000,000	(1)	LCM XX L.P. 20A-CR, 4.289%, (US0003M + 1.950%), 10/20/2027	1,000,000	0.1
1,500,000	(1)	LCM XX L.P. 20A-DR, 5.139%, (US0003M + 2.800%), 10/20/2027	1,500,000	0.2
1,000,000	(1)	Madison Park Funding XIII Ltd. 2014-13A CR2, 4.242%, (US0003M + 1.900%), 04/19/2030	994,127	0.1
1,000,000	(1)	Magnetite VIII Ltd. 2014-8A CR2, 4.189%, (US0003M + 1.850%), 04/15/2031	993,630	0.1
2,000,000	(1)	Magnetite XV Ltd. 2015-15A CR, 4.135%, (US0003M + 1.800%), 07/25/2031	1,984,304	0.3
1,364,016	(1)	Mosaic Solar Loan Trust 2018-1A A, 4.010%, 06/22/2043	1,353,956	0.2

See Accompanying Notes to Financial Statements

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2018 (unaudited) (continued)

2,000,000	(1)	Mosaic Solar Loan Trust 2018-2-GS B, 4.740%, 02/22/2044	1,987,437	0.3
750,000	(1)	Neuberger Berman CLO XXII Ltd. 2016-22A CR, 4.649%, (US0003M + 2.200%), 10/17/2030	750,000	0.1
700,000	(1)	Ocean Trails CLO IV 2013-4A DR, 5.338%, (US0003M + 3.000%), 08/13/2025	700,111	0.1
1,750,000	(1)	Octagon Investment Partners 32 Ltd. 2017-1A C, 4.589%, (US0003M + 2.250%), 07/15/2029	1,755,476	0.3
600,000	(1)	Octagon Investment Partners 33 Ltd. 2017-1A B, 4.198%, (US0003M + 1.850%), 01/20/2031	599,999	0.1
250,000	(1)	Octagon Investment Partners XIX Ltd. 2014-1A CR, 4.439%, (US0003M + 2.100%), 04/15/2026	250,011	0.0
1,000,000	(1)	Octagon Investment Partners XXIII Ltd. 2015-1A CR, 4.189%, (US0003M + 1.850%), 07/15/2027	999,711	0.1
1,545,000	(1)	OHA Credit Partners IX Ltd 2013-9A DR, 5.648%, (US0003M + 3.300%), 10/20/2025	1,545,247	0.2
1,080,000	(1)	OHA Loan Funding Ltd. 2015-1A BR, 4.114%, (US0003M + 1.800%), 08/15/2029	1,080,329	0.2
340,000	(1)	OHA Loan Funding Ltd. 2016-1A B1, 4.148%, (US0003M + 1.800%), 01/20/2028	340,264	0.1
300,000	(1)	Palmer Square CLO 2013-2A BR Ltd., 4.586%, (US0003M + 2.250%), 10/17/2027	300,066	0.0
1,250,000	(1)	Palmer Square CLO 2013-2A BRR Ltd., 4.649%, (US0003M + 2.200%), 10/17/2031	1,250,000	0.2
500,000	(1)	Palmer Square CLO 2015-1A BR Ltd., 4.862%, (US0003M + 2.550%), 05/21/2029	501,904	0.1
300,000	(1)	Palmer Square CLO 2015-2A BR Ltd., 4.748%, (US0003M + 2.400%), 07/20/2030	300,474	0.0
685,000	(1)	Palmer Square Loan Funding 2017-1A D Ltd., 7.189%, (US0003M + 4.850%), 10/15/2025	669,703	0.1
1,000,000	(1)	Palmer Square Loan Funding 2018-1A D Ltd., 6.289%, (US0003M + 3.950%), 04/15/2026	982,765	0.1

1,000,000	(1)	Palmer Square Loan Funding 2018-1A E Ltd., 8.239%, (US0003M + 5.900%), 04/15/2026	999,221	0.1
1,500,000	(1),(10)	Palmer Square Loan Funding 2018-2A C Ltd., 4.310%, (US0003M + 1.950%), 07/15/2026	1,470,161	0.2
3,000,000	(1)	Palmer Square Loan Funding 2018-4 D Ltd., 0.000%, (US0003M + 4.250%), 11/15/2026	2,999,997	0.4
600,000	(1)	Planet Fitness Master Issuer LLC 2018-1A A2I, 4.262%, 09/05/2048	600,110	0.1
400,000	(1)	Progress Residential 2015-SFR2 E, 4.427%, 06/12/2032	399,592	0.1
670,000	(1)	Recette CLO Ltd. 2015-1A DR, 5.098%, (US0003M + 2.750%), 10/20/2027	667,550	0.1
2,050,000	(1)	Sofi Consumer Loan Program 2018-2 C Trust, 4.250%, 04/26/2027	2,034,255	0.3
120,000	(1)	Symphony CLO Ltd. 2016-18A B, 4.147%, (US0003M + 1.800%), 01/23/2028	120,240	0.0
1,200,000	(1)	Symphony Credit Opportunities Fund Ltd. 2015-2A CR, 4.438%, (US0003M + 2.260%), 07/15/2028	1,199,975	0.2
1,000,000	(1)	TCI-Flatiron Clo 2017-1A C Ltd., 4.162%, (US0003M + 1.850%), 11/17/2030	993,184	0.1
2,500,000	(1)	TES LLC 2017-1A B, 7.740%, 10/20/2047	2,527,287	0.4
250,000	(1)	Thacher Park CLO Ltd. 2014-1A CR, 4.548%, (US0003M + 2.200%), 10/20/2026	250,116	0.0
2,000,000	(1)	THL Credit Wind River 2014-1 CRR CLO Ltd., 4.305%, (US0003M + 1.950%), 07/18/2031	1,984,492	0.3
2,250,000	(1)	THL Credit Wind River 2014-3A CR2 CLO Ltd., 0.000%, (US0003M + 2.300%), 10/22/2031	2,250,000	0.3
1,000,000		THL Credit Wind River 2016-1A CR CLO Ltd., 4.448%, (US0003M + 2.100%), 07/15/2028	999,903	0.2
350,000	(1)	THL Credit Wind River 2017-1A C CLO Ltd., 4.633%, (US0003M + 2.300%), 04/18/2029	350,764	0.1
300,000	(1)	THL Credit Wind River 2017-2A A CLO Ltd., 3.578%, (US0003M + 1.230%), 07/20/2030	300,262	0.0
1,250,000	(1)	THL Credit Wind River 2018-2A C Clo Ltd., 4.311%, (US0003M + 2.200%), 07/15/2030	1,249,929	0.2

See Accompanying Notes to Financial Statements

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2018 (unaudited) (continued)

2,000,000	(1),(3)	Towd Point Mortgage Trust 2015-6 M2, 3.750%, 04/25/2055	1,969,030	0.3
600,000	(1),(3)	Towd Point Mortgage Trust 2017-6 M2, 3.250%, 10/25/2057	549,218	0.1
1,500,000	(1)	Upland CLO Ltd. 2016-1A BR, 4.198%, (US0003M + 1.850%), 04/20/2031	1,498,371	0.2
1,295,000	(1)	Venture XX CLO Ltd. 2015-20A CR, 4.239%, (US0003M + 1.900%), 04/15/2027	1,292,718	0.2
2,000,000	(1)	West CLO 2014-2A BR Ltd., 4.089%, (US0003M + 1.750%), 01/16/2027	1,999,914	0.3
			119,743,545	17.4

		Student Loan Asset-Backed Securities: 1.6%
551,859	(1)	Earnest Student Loan Program, LLC 2017-A C, 4.130%, 01/25/2041	513,421	0.1
1,086,000	(1)	ELFI Graduate Loan Program 2018-A B LLC, 4.000%, 08/25/2042	1,053,148	0.2
750,000	(1)	Navient Private Education Refi Loan Trust 2018-CA B, 4.220%, 06/16/2042	742,525	0.1
4,000,000	(1)	SMB Private Education Loan Trust 2014-A C, 4.500%, 09/15/2045	3,842,981	0.6
1,000,000	(1)	SMB Private Education Loan Trust 2017-A B, 3.500%, 06/17/2041	962,870	0.1
1,000,000	(1),(3)	SoFi Professional Loan Program 2017-A C, 4.430%, 03/26/2040	982,973	0.1
1,000,000	(1),(3)	SoFi Professional Loan Program 2017-C C, 4.210%, 07/25/2040	973,426	0.1
1,000,000	(1)	SoFi Professional Loan Program 2017-E C LLC, 4.160%, 11/26/2040	969,941	0.1
1,000,000	(1)	Sofi Professional Loan Program 2018-D BFX Trust, 4.140%, 02/25/2048	1,000,254	0.2
			11,041,539	1.6

	Total Asset-Backed Securities
	(Cost $136,562,922)		136,286,184	19.8

COMMERCIAL MORTGAGE-BACKED SECURITIES: 18.1%
5,000,000	(1)	Atrium Hotel Portfolio Trust 2018-ATRM D, 4.458%, (US0001M + 2.300%), 06/15/2035	5,028,399	0.7
5,320,000	(1)	BANK 2017-BNK4 E, 3.357%, 05/15/2050	3,670,608	0.5
5,320,000	(1),(3),(6)	BANK 2017-BNK4 XE, 1.632%, 05/15/2050	516,013	0.1
1,600,000	(1),(3)	BANK 2017-BNK6 E, 2.793%, 07/15/2060	978,418	0.1
3,290,000	(1),(3),(6)	BANK 2017-BNK6 XE, 1.500%, 07/15/2060	344,000	0.1

75,478,383	(3),(6)	BANK 2018-BNK12 XA, 0.483%, 05/15/2061	1,867,592	0.3
1,000,000	(1),(3)	BAMLL RE-Remic Trust 2014-FRR8 A, 2.200%, 11/26/2047	823,074	0.1
1,458,000	(1),(3)	Bear Stearns Commercial Mortgage Securities Trust 2006-TOP22 F, 5.911%, 04/12/2038	1,488,393	0.2
500,000	(1)	BXMT 2017-FL1 C Ltd., 4.108%, (US0001M + 1.950%), 06/15/2035	504,376	0.1
1,500,000	(1)	BXMT 2017-FL1 D Ltd., 4.858%, (US0001M + 2.700%), 06/15/2035	1,521,616	0.2
8,269,518	(3),(6)	CD 2016-CD1 Mortgage Trust XA, 1.562%, 08/10/2049	682,678	0.1
14,660,000	(1),(3),(6)	CD 2016-CD1 Mortgage Trust XB, 0.816%, 08/10/2049	703,421	0.1
1,000,000	(1),(3)	Citigroup Commercial Mortgage Trust 2013-GC17 D, 5.263%, 11/10/2046	969,700	0.1
27,870,032	(3),(6)	Citigroup Commercial Mortgage Trust 2017-C4 XA, 1.269%, 10/12/2050	1,991,149	0.3
3,000,000	(3)	COMM 2012-CCRE2 C Mortgage Trust, 4.993%, 08/15/2045	3,013,830	0.4
4,048,744	(3),(6)	COMM 2012-CR1 XA, 2.048%, 05/15/2045	223,674	0.0
11,448,716	(3),(6)	COMM 2012-CR3 XA, 2.036%, 10/15/2045	694,818	0.1
984,490	(3),(6)	COMM 2012-CR4 XA, 1.941%, 10/15/2045	54,851	0.0
7,314,347	(1),(3),(6)	COMM 2012-LTRT XA, 1.117%, 10/05/2030	214,669	0.0
1,500,000	(1),(3)	COMM 2013-LC6 D Mortgage Trust, 4.406%, 01/10/2046	1,434,883	0.2
6,213,074	(3),(6)	COMM 2014-UBS3 XA, 1.440%, 06/10/2047	281,432	0.0
7,147,103	(3),(6)	COMM 2016-COR1 XA, 1.617%, 10/10/2049	585,029	0.1
2,845,424	(3),(6)	COMM 2016-CR28 XA, 0.706%, 02/10/2049	105,151	0.0
1,000,000	(3)	COMM 2017-COR2 C, 4.715%, 09/10/2050	999,120	0.2
21,583,065	(3),(6)	COMM 2017-COR2 XA, 1.333%, 09/10/2050	1,775,667	0.3
3,962,000	(1),(3)	Core Industrial Trust 2015-TEXW E, 3.977%, 02/10/2034	3,911,845	0.6
455,764	(3)	Credit Suisse First Boston Mortgage Securities Corp. 2005-C5 F, 5.100%, 08/15/2038	460,216	0.1
11,346,790	(3),(6)	CSAIL 2017-CX9 XA Commercial Mortgage Trust, 1.036%, 09/15/2050	513,458	0.1
49,222,093	(3),(6)	CSAIL 2018-CX12 XA Commercial Mortgage Trust, 0.785%, 08/15/2051	2,340,766	0.3

See Accompanying Notes to Financial Statements

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2018 (unaudited) (continued)

3,170,000	(1),(3)	DBJPM 16-C3 F Mortgage Trust, 4.384%, 08/10/2049	2,232,531	0.3
3,560,000	(1),(3)	DBJPM 16-C3 G Mortgage Trust, 4.384%, 08/10/2049	1,756,703	0.3
6,667,476	(3),(6)	Freddie Mac Multifamily Structured Pass Through Certificates K006 BX1, 5.542%, 02/25/2020	454,720	0.1
13,450,000	(3),(6)	Freddie Mac Multifamily Structured Pass Through Certificates K011 X3, 2.659%, 12/25/2043	714,223	0.1
16,928,081	(3),(6)	Freddie Mac Multifamily Structured Pass Through Certificates K014 X3, 3.307%, 02/25/2042	1,312,642	0.2
23,269,844	(3),(6)	Freddie Mac Multifamily Structured Pass Through Certificates K016 X1, 1.668%, 10/25/2021	857,754	0.1
19,240,000	(3),(6)	Freddie Mac Multifamily Structured Pass Through Certificates K016 X3, 2.665%, 11/25/2041	1,387,849	0.2
10,470,000	(3),(6)	Freddie Mac Multifamily Structured Pass Through Certificates K035 X3, 1.852%, 12/25/2041	827,908	0.1
48,321,960	(3),(6)	Freddie Mac Multifamily Structured Pass Through Certificates K709 X3, 1.760%, 04/25/2045	375,819	0.1
8,937,711	(3),(6)	Freddie Mac Multifamily Structured Pass Through Certificates K715 X3, 2.084%, 02/25/2041	419,853	0.1
20,330,706	(3),(6)	Freddie Mac Multifamily Structured Pass Through Certificates KC01 X3, 3.969%, 01/25/2026	2,827,015	0.4
693,566	(1),(6)	FREMF Mortgage Trust 2012-K17 X2A, 0.100%, 12/25/2044	1,723	0.0
203,197,429	(1),(6)	FREMF Mortgage Trust 2014-K714 X2B, 0.100%, 01/25/2047	369,758	0.1
2,000,000	(1)	GPT 2018-GPP E Mortgage Trust, 4.628%, (US0001M + 2.470%), 06/15/2035	2,009,039	0.3
2,000,000	(1)	GS Mortgage Securities Corp. II 2018-RIVR F, 4.258%, (US0001M + 2.100%), 07/15/2035	1,983,903	0.3
2,500,000	(1)	GS Mortgage Securities Corp. II 2018-RIVR G, 4.758%, (US0001M + 2.600%), 07/15/2035	2,482,572	0.4
1,010,000	(1),(3)	GS Mortgage Securities Trust 2016-GS4 D, 3.233%, 11/10/2049	839,077	0.1
2,000,000	(1)	J.P. Morgan Chase Commercial Mortgage Securities Trust 2018-WPT FFX, 5.542%, 07/05/2033	1,958,350	0.3

8,490,000	(1),(3),(6)	JP Morgan Chase Commercial Mortgage Securities Corp. 2012-LC9 XB, 0.414%, 12/15/2047	110,216	0.0
124,145	(3)	JP Morgan Chase Commercial Mortgage Securities Trust 2004-CIBC9 E, 5.470%, 06/12/2041	125,538	0.0
500,000	(1),(3)	JP Morgan Chase Commercial Mortgage Securities Trust 2011-C4 C, 5.583%, 07/15/2046	520,294	0.1
6,150,000	(1),(3)	JP Morgan Chase Commercial Mortgage Securities Trust 2011-C4 F, 3.873%, 07/15/2046	6,018,872	0.9
5,832,721	(3),(6)	JP Morgan Chase Commercial Mortgage Securities Trust 2012-CIBX XA, 2.066%, 06/15/2045	213,466	0.0
2,000,000	(3)	JP Morgan Chase Commercial Mortgage Securities Trust 2013-C10 D, 4.256%, 12/15/2047	1,882,920	0.3
1,000,000	(1),(3)	JP Morgan Chase Commercial Mortgage Securities Trust 2013-C10 E, 3.500%, 12/15/2047	818,949	0.1
1,000,000	(1),(3)	JP Morgan Chase Commercial Mortgage Securities Trust 2013-C13 D, 4.125%, 01/15/2046	969,665	0.1
1,740,000	(1),(3)	JP Morgan Chase Commercial Mortgage Securities Trust 2013-C13 F, 3.986%, 01/15/2046	1,381,801	0.2
33,886,776	(3),(6)	JP Morgan Chase Commercial Mortgage Securities Trust 2014-C20 XA, 1.230%, 07/15/2047	1,060,544	0.2
1,000,000	(1),(3)	JPMBB Commercial Mortgage Securities Trust 2013-C15 D, 5.265%, 11/15/2045	1,016,154	0.2
1,405,000	(3)	JPMBB Commercial Mortgage Securities Trust 2014-C21 C, 4.812%, 08/15/2047	1,385,484	0.2
4,059,000	(1)	JPMBB Commercial Mortgage Securities Trust 2014-C26 F, 4.000%, 01/15/2048	2,777,443	0.4
64,548,947	(3),(6)	JPMBB Commercial Mortgage Securities Trust 2015-C28 XA, 1.289%, 10/15/2048	2,840,496	0.4
21,621,236	(3),(6)	JPMDB Commercial Mortgage Securities Trust 2017-C7 XA, 1.053%, 10/15/2050	1,303,992	0.2

See Accompanying Notes to Financial Statements

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2018 (unaudited) (continued)

396	(3)	LB-UBS Commercial Mortgage Trust 2005-C3 D, 4.954%, 07/15/2040	396	0.0
1,000,000	(3)	LB-UBS Commercial Mortgage Trust 2005-C3 F, 5.013%, 07/15/2040	980,505	0.2
760,000	(1),(3)	LB-UBS Commercial Mortgage Trust 2005-C5 G, 5.350%, 09/15/2040	775,588	0.1
24,966,616	(1),(3),(6)	LCCM 2017-LC26 XA, 1.685%, 07/12/2050	2,309,412	0.3
13,982,936	(1),(3),(6)	LSTAR Commercial Mortgage Trust 2017-5 X, 1.270%, 03/10/2050	653,234	0.1
942,045	(1),(3)	Merrill Lynch Mortgage Trust 2004-BPC1 E, 5.167%, 10/12/2041	940,798	0.1
221,760	(3)	ML-CFC Commercial Mortgage Trust 2006-1 B, 5.947%, 02/12/2039	221,379	0.0
13,008,112	(3),(6)	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C13 XA, 1.233%, 11/15/2046	521,123	0.1
20,194,974	(3),(6)	Morgan Stanley Bank of America Merrill Lynch Trust 2014 C19 XA, 1.255%, 12/15/2047	804,903	0.1
1,660,000	(1),(3)	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C15 E, 5.053%, 04/15/2047	1,412,344	0.2
1,000,000	(3)	Morgan Stanley Bank of America Merrill Lynch Trust 2015-C20 C, 4.611%, 02/15/2048	979,261	0.1
15,866,196	(3),(6)	Morgan Stanley Bank of America Merrill Lynch Trust 2017-C34 XA, 0.967%, 11/15/2052	891,477	0.1
270,000	(1),(3)	Morgan Stanley Capital I Trust 2011-C1 D, 5.599%, 09/15/2047	277,179	0.0
5,970,000	(1)	Morgan Stanley Capital I Trust 2011-C1 K, 4.193%, 09/15/2047	5,775,288	0.8
4,268,000	(1)	Morgan Stanley Capital I Trust 2011-C1 L, 4.193%, 09/15/2047	4,013,136	0.6
3,519,000	(1)	PFP 2017-4 E Ltd., 7.008%, (US0001M + 4.850%), 07/14/2035	3,619,344	0.5
1,250,000	(1)	SLIDE 2018-FUN E, 4.370%, (US0001M + 2.300%), 06/15/2031	1,255,445	0.2
1,250,000	(1)	SLIDE 2018-FUN F, 5.070%, (US0001M + 3.000%), 06/15/2031	1,256,249	0.2
480,000	(1)	STWD 2018-URB D Mortgage Trust, 4.113%, (US0001M + 2.050%), 05/15/2035	481,208	0.1
1,000,000	(1),(3)	UBS Commercial Mortgage Trust 2017-C5, 4.464%, 11/15/2050	925,487	0.1

2,500,000	(1),(3)	UBS-Barclays Commercial Mortgage Trust 2013-C6 D, 4.457%, 04/10/2046	2,271,881	0.3
1,600,000	(1)	Wells Fargo Commercial Mortgage Trust 2015-C30 E, 3.250%, 09/15/2058	1,066,378	0.2
30,000,000	(3),(6)	Wells Fargo Commercial Mortgage Trust 2016-C36 XB, 0.820%, 11/15/2059	1,391,031	0.2
1,120,000	(1)	Wells Fargo Commercial Mortgage Trust 2017-C40 D, 2.700%, 10/15/2050	887,409	0.1
21,033,925	(3),(6)	Wells Fargo Commercial Mortgage Trust 2017-C40 XA, 1.136%, 10/15/2050	1,341,169	0.2
2,500,000	(1)	Wells Fargo Commercial Mortgage Trust 2018-BXI E, 4.315%, (US0001M + 2.157%), 12/15/2036	2,522,565	0.4
1,060,000	(1),(7),(8)	Wells Fargo Re-REMIC Trust 2013-FRR1 B706, 0.000%, 12/27/2043	1,054,102	0.2
405,945	(1),(3),(6)	WFRBS Commercial Mortgage Trust 2012-C8 XA, 2.003%, 08/15/2045	22,798	0.0
3,347,804	(1),(3),(6)	WFRBS Commercial Mortgage Trust 2012-C9 XA, 2.048%, 11/15/2045	208,342	0.0
760,000	(1),(3)	WFRBS Commercial Mortgage Trust 2013-C11 F, 4.412%, 03/15/2045	594,575	0.1
1,200,000	(1),(3)	WFRBS Commercial Mortgage Trust 2013-C11 G, 4.412%, 03/15/2045	497,270	0.1
5,868,619	(1),(3),(6)	WFRBS Commercial Mortgage Trust 2013-C12 XA, 1.421%, 03/15/2048	262,624	0.0
50,421,374	(3),(6)	WFRBS Commercial Mortgage Trust 2013-UBS1 XA, 1.126%, 03/15/2046	1,354,923	0.2

	Total Commercial Mortgage-Backed Securities
	(Cost $123,565,003)		124,504,942	18.1

	Total Long-Term Investments
	(Cost $698,412,893)		699,200,848	101.5

See Accompanying Notes to Financial Statements

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2018 (unaudited) (continued)

SHORT-TERM INVESTMENTS: 20.4%
	Securities Lending Collateral(11): 0.7%
1,214,969	Cantor Fitzgerald Securities, Repurchase Agreement dated 09/28/18, 2.27%, due 10/01/18 (Repurchase Amount $1,215,196, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-9.000%, Market Value plus accrued interest $1,239,268, due 10/25/18-08/20/68)	1,214,969	0.2
1,214,969	Daiwa Capital Markets, Repurchase Agreement dated 09/28/18, 2.27%, due 10/01/18 (Repurchase Amount $1,215,196, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-8.875%, Market Value plus accrued interest $1,239,268, due 10/25/18-09/09/49)	1,214,969	0.2
255,250	Merrill Lynch & Co., Inc., Repurchase Agreement dated 09/28/18, 2.25%, due 10/01/18 (Repurchase Amount $255,297, collateralized by various U.S. Government Securities, 0.000%-1.625%, Market Value plus accrued interest $260,355, due 05/23/19-09/09/49)	255,250	0.0
1,214,969	Nomura Securities, Repurchase Agreement dated 09/28/18, 2.27%, due 10/01/18 (Repurchase Amount $1,215,196, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-9.500%, Market Value plus accrued interest $1,239,268, due 09/30/18-08/20/68)	1,214,969	0.1

1,214,969	RBC Dominion Securities Inc., Repurchase Agreement dated 09/28/18, 2.26%, due 10/01/18 (Repurchase Amount $1,215,195, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-7.000%, Market Value plus accrued interest $1,239,268, due 10/04/18-09/09/49)	1,214,969	0.2
		5,115,126	0.7

Shares			Value	Percentage of Net Assets
		Mutual Funds: 19.7%
24,023,105	(12)	BlackRock Liquidity Funds, FedFund, Institutional Class, 1.960%	24,023,105	3.5
111,256,000	(12)	Goldman Sachs Financial Square Government Fund - Institutional Shares, 1.980%	111,256,000	16.2
	Total Mutual Funds
	(Cost $135,279,105)		135,279,105	19.7

	Total Short-Term Investments
	(Cost $140,394,231)		140,394,231	20.4

	Total Investments in Securities (Cost $838,807,124)		$839,595,079	121.9
	Liabilities in Excess of Other Assets		(150,912,676)	(21.9)
	Net Assets		$688,682,403	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
(1)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(2)	Security, or a portion of the security, is on loan.
(3)	Variable rate security. Rate shown is the rate in effect as of September 30, 2018.
(4)	All or a portion of this security is payment-in-kind ("PIK") which may pay interest or additional principal at the issuer's discretion. Rates shown are the current rate and possible payment rates.
(5)	For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.
(6)	Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.
(7)	Represents a zero coupon bond. Rate shown reflects the effective yield as of September 30, 2018.

See Accompanying Notes to Financial Statements

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2018 (unaudited) (continued)

(8)	Principal only securities represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. No payments of interest on the pool are passed through the principal only security.
(9)	The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.
(10)	Settlement is on a when-issued or delayed-delivery basis.
(11)	Represents securities purchased with cash collateral received for securities on loan.
(12)	Rate shown is the 7-day yield as of September 30, 2018.

CLP	Chilean Peso

Reference Rate Abbreviations:
12MTA	12-month Treasury Average
PRIME	Federal Reserve Bank Prime Loan Rate
US0001M	1-month LIBOR
US0001W	1-week LIBOR
US0002M	2-month LIBOR
US0003M	3-month LIBOR

See Accompanying Notes to Financial Statements

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)	Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)	There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	The Code of Ethics is not required for the semi-annual filing.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant is required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(a)(3)	Not required for semi-annual filing.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Voya Funds Trust

By /s/ Michael Bell

Michael Bell

Chief Executive Officer

Date: December 7, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Michael Bell

Michael Bell

Chief Executive Officer

Date: December 7, 2018

By /s/ Todd Modic

Todd Modic

Senior Vice President and Chief Financial Officer

Date: December 7, 2018